REGISTRATION NO. 333-130988
                                                      REGISTRATION NO. 811-01705
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Pre-Effective Amendment No.                                      [ ]

Post-Effective Amendment No. 9                                   [X]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No. 233                                                [X]

                        (Check appropriate box or boxes)

                              --------------------

                               SEPARATE ACCOUNT A
                                       OF
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                  (Names and Addresses of Agents for Service)

                              --------------------

                  Please send copies of all communications to:

                          CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001

                              --------------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate BOX):

[ ]     Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]     On May 2, 2011 pursuant to paragraph (b) of Rule 485.

[ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]     On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]     On ________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

      Units of interest in Separate Account under group variable annuity contracts.

================================================================================

EQUI-VEST(R) Strategies (Series 900)

A group flexible premium deferred variable annuity contract


PROSPECTUS DATED MAY 1, 2011


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(R) STRATEGIES?

EQUI-VEST(R) Strategies is a group-deferred annuity contract ("contract") issued by AXA EQUITABLE LIFE INSURANCE COMPANY. Either the plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be summarized in a participation certificate ("certificate") provided to each participant. EQUI-VEST(R) Strategies provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and our guaranteed interest option or in our fixed maturity options ("investment options").


This prospectus is a disclosure document and describes all of the certificate's material features, benefits, rights and obligations, as well as other information. The description of the certificate's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the certificate are changed after the date of this prospectus in accordance with the certificate, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The certificate should also be read carefully. You have the right to cancel your certificate within a certain number of days after receipt of the certificate.


The contract may not currently be available in all states. All optional features and benefits described in this prospectus may not be available at the time you purchase the certificate. We have the right to restrict availability of any optional feature or benefit. We can refuse to accept any application or contribution from you at any time, including after you purchase the certificate.

We offer the EQUI-VEST(R) Strategies contract to fund two types of "plans":
Section 403(b) (also referred to as "TSA" plans or contracts) or governmental employer Section 457(b) plans (also referred to as "EDC" plans or contracts) (together "plans"). The EQUI-VEST(R) Strategies contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions.



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)         o EQ/Money Market
o AXA Conservative-Plus Allocation(1)    o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                     o EQ/Quality Bond PLUS
o EQ/Franklin Core Balanced              o Invesco V.I. High Yield(4)
o EQ/Global Bond PLUS                    o Ivy Funds VIP High Income
o EQ/Intermediate Government Bond        o Multimanager Core Bond
  Index                                  o Multimanager Multi-Sector Bond
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)           o EQ/Mutual Large Cap Equity
o AXA Moderate-Plus Allocation(1)        o EQ/Small Company Index
o AXA Tactical Manager 400               o EQ/T. Rowe Price Growth Stock
o AXA Tactical Manager 500               o EQ/Templeton Global Equity
o AXA Tactical Manager 2000              o EQ/UBS Growth and Income
o EQ/AllianceBernstein Small Cap         o EQ/Van Kampen Comstock
  Growth                                 o EQ/Wells Fargo Omega Growth(3)
o EQ/AXA Franklin Small Cap Value Core   o Fidelity(R) VIP Contrafund(R)
o EQ/BlackRock Basic Value Equity        o Goldman Sachs VIT Mid Cap Value(4)
o EQ/Boston Advisors Equity Income       o Invesco V.I. Mid Cap Core Equity
o EQ/Calvert Socially Responsible        o Invesco V.I. Small Cap Equity
o EQ/Capital Guardian Growth (2)         o Ivy Funds VIP Energy
o EQ/Capital Guardian Research           o Ivy Funds VIP Mid Cap Growth(4)
o EQ/Common Stock Index                  o Ivy Funds VIP Small Cap Growth(4)
o EQ/Davis New York Venture              o MFS(R) Investors Growth Stock
o EQ/Equity 500 Index                    o MFS(R) Investors Trust
o EQ/Equity Growth PLUS                  o MFS(R) Technology
o EQ/Franklin Templeton Allocation       o MFS(R) Utilities
o EQ/GAMCO Mergers and Acquisitions      o Multimanager Aggressive Equity
o EQ/GAMCO Small Company Value           o Multimanager Large Cap Core Equity
o EQ/JPMorgan Value Opportunities        o Multimanager Large Cap Value
o EQ/Large Cap Core PLUS                 o Multimanager Mid Cap Growth
o EQ/Large Cap Growth Index              o Multimanager Mid Cap Value
o EQ/Large Cap Growth PLUS               o Multimanager Small Cap Growth
o EQ/Large Cap Value Index               o Multimanager Small Cap Value
o EQ/Large Cap Value PLUS                o Multimanager Technology
o EQ/Lord Abbett Growth and Income (2)   o Target 2015 Allocation
o EQ/Lord Abbett Large Cap Core          o Target 2025 Allocation
o EQ/Mid Cap Index                       o Target 2035 Allocation
o EQ/Mid Cap Value PLUS                  o Target 2045 Allocation
o EQ/Montag & Caldwell Growth            o Van Eck VIP Global Hard Assets(4)
o EQ/Morgan Stanley Mid Cap Growth
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Tactical Manager International     o Invesco V.I. Global Real Estate
o EQ/Global Multi-Sector Equity          o Invesco V.I. International Growth (4)
o EQ/International Core PLUS             o Lazard Retirement Emerging Markets
o EQ/International Equity Index(3)         Equity
o EQ/International Value PLUS            o MFS(R) International Value
o EQ/MFS International Growth(3)         o Multimanager International Equity
o EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 BALANCED/HYBRID STOCKS
--------------------------------------------------------------------------------
o All Asset Allocation                   o AXA Moderate Allocation(1)




(1)  The AXA Allocation portfolios.

(2) Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus regarding the proposed merger of this variable investment option on or about May 20, 2011.

(3) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.

(4) This variable investment option will become available on or about May 23, 2011. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for more information about this variable investment option.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          e13409
                                                           EV Series 900 (IF/NB)

You allocate amounts to the variable investment options selected by your employer. Each variable investment option is a subaccount of Separate Account
A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") that is part of one of the trusts (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options if your employer elects to make them available under the contract. These investment options are discussed later in this prospectus.


Minimum contribution amounts of $20 may be made under the contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2011, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our Processing Office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

                                         Contents of this Prospectus



--------------------------------------------------------------------------------


Index of key words and phrases                                                4


Who is AXA Equitable?                                                         5
How to reach us                                                               6
EQUI-VEST(R) Strategies group annuity contract at a glance -- key features    8

--------------------------------------------------------------------------------
FEE TABLE                                                                    10
--------------------------------------------------------------------------------
Examples: EQUI-VEST(R) Strategies contracts                                  11
Condensed financial information                                              11


--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                            12
--------------------------------------------------------------------------------
How you can contribute to your certificate                                   12
How EQUI-VEST(R) Strategies is available                                     13
How contributions can be made                                                13
What are your investment options under the contract?                         13
Portfolios of the Trusts                                                     14
Selecting your investment method                                             24
ERISA considerations for employers                                           25
Allocating your contributions                                                25
Unallocated account                                                          25
Death benefit                                                                25
Your right to cancel within a certain number of days                         26


--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                      27
--------------------------------------------------------------------------------
Your account value and cash value                                            27
Your certificate's value in the variable investment options                  27
Your certificate's value in the guaranteed interest option                   27
Your certificate's value in the fixed maturity options                       27


----------------------------
"We,""our" and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is the participant.

When we use the word "contract" we mean the group contract issued to the plan trustee or employer ("contract holder"). When we use the word "certificate," we mean the participation certificate that summarizes the rights of each participant covered under the group contract.

                                                  CONTENTS OF THIS PROSPECTUS  2

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                          28
--------------------------------------------------------------------------------
Transferring your account value                                              28
Disruptive transfer activity                                                 28
Automatic transfer options                                                   29
Investment simplifier                                                        29
Rebalancing your account value                                               30


--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                      31
--------------------------------------------------------------------------------
Withdrawing your account value                                               31
How withdrawals are taken from your account value                            32
Loans                                                                        32
Termination of participation                                                 33
Texas ORP participants                                                       33
When to expect payments                                                      33
Your annuity payout options                                                  33


--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                      35
--------------------------------------------------------------------------------
Charges under the contracts                                                  35
Charges that the Trusts deduct                                               37
Variations in charges                                                        37


--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                  38
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                      38
How death benefit payment is made                                            38
Beneficiary continuation option                                              38


--------------------------------------------------------------------------------
7. TAX INFORMATION                                                           40
--------------------------------------------------------------------------------
Tax information and ERISA matters                                            40
Choosing a contract to fund a retirement arrangement                         40


Special rules for tax-favored retirement plans                               40



Additional "Saver's Credit" for salary reduction contributions to
  certain plans                                                              40
Tax-sheltered annuity arrangements (TSAs)                                    41
Distributions from TSAs                                                      43
Public employee deferred compensation plans (EDC Plans)                      45
ERISA matters                                                                49
Certain rules applicable to plans designed to comply with
  Section 404(c) of ERISA                                                    49
Federal and state income tax withholding and information reporting           49
Federal income tax withholding on periodic annuity payments                  49
Federal income tax withholding on non-periodic annuity
  payments (withdrawals)                                                     49
Mandatory withholding from TSA, governmental employer EDC and
  qualified plan distributions                                               50
Impact of taxes to AXA Equitable                                             50


--------------------------------------------------------------------------------
8. MORE INFORMATION                                                          51
--------------------------------------------------------------------------------
About our Separate Account A                                                 51
About the Trusts                                                             51
About our fixed maturity options                                             51
About the general account                                                    52
Dates and prices at which certificate events occur                           53
About your voting rights                                                     53
Statutory compliance                                                         54
About legal proceedings                                                      54
Financial statements                                                         54
Transfers of ownership, collateral assignments, loans, and borrowing         54
Funding changes                                                              54
Distribution of the contracts                                                54


--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                           57
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
      I --   Condensed financial information                                 I-1
     II --   Market value adjustment example                                II-1
    III --   Death benefit example                                         III-1
     IV --   State contract availability and/or variations of               IV-1
             certain features and benefits



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------



3  CONTENTS OF THIS PROSPECTUS

Index of key words and phrases



--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                                          PAGE

account value                                                               27
annuity payout options                                                      33
AXA Equitable Access Account                                                38
beneficiary                                                                 38
beneficiary continuation option                                             38
business day                                                                13
cash value                                                                  27
certificate                                                              cover
contract date                                                               25
contract date anniversary                                                   25
contract year                                                               25
contributions                                                               12
disruptive transfer activity                                                28
DOL                                                                         25
EDC                                                                      cover
ERISA                                                                       25
elective deferral contributions                                             41
fixed maturity amount                                                       23
fixed maturity option                                                       23
guaranteed interest option                                                  23


investment options                                                  cover , 13


market adjusted amount                                                      23
market timing                                                               28
market value adjustment                                                     23
maturity value                                                              23
net loan interest charge                                                    10
Online Account Access                                                        6
partial withdrawals                                                         31
participant                                                              cover
participation date                                                          12
participation date anniversary                                              12
participation year                                                          12
portfolio                                                                cover
processing office                                                            6
rate to maturity                                                            23
Required Beginning Date                                                     47
SAI                                                                      cover
SEC                                                                      cover
salary reduction contributions                                              40
TOPS                                                                         6
TSA                                                                      cover
Trusts                                                                   cover
unit                                                                        27
unit investment trust                                                       51


variable investment options                                         cover , 13


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

          -----------------------------------------------------------
             PROSPECTUS         CONTRACT OR SUPPLEMENTAL MATERIALS
          -----------------------------------------------------------
            account value       Annuity Account Value

            unit                Accumulation unit

            unit value          Accumulation unit value
          -----------------------------------------------------------


                                                INDEX OF KEY WORDS AND PHRASES 4

                                         Who is AXA Equitable?



--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


5  WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

FOR CORRESPONDENCE WITH CHECKS:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Unit Annuity Lockbox
P.O. Box 13463
Newark, NJ 07188-0463

--------------------------------------------------------------------------------
FOR TSA AND GOVERNMENTAL EMPLOYER EDC LOAN
REPAYMENTS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase


EQUI-VEST Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001
Telephone number to be listed on express mail packages
Attn: Extraction Supervisor, (718) 242-0716


FOR CORRESPONDENCE WITHOUT CHECKS:

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENTBY
REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202

                      ----------------------------------

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.


--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------


o    confirmation notices of financial transactions; and

o quarterly statements of your contract values as of the close of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Online Account Access.

-------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
ONLINE ACCOUNT ACCESS SYSTEMS
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:


o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for fixed maturity options;

o    the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

o    elect the investment simplifier.

Under Online Account Access only you can:

o    elect to receive certain contract statements electronically;

o    change your address; and

o    access "Frequently Asked Questions" and certain service forms.

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ


                                                        WHO IS AXA EQUITABLE?  6
reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

--------------------------------------------------------------------------------
TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  election of the investment simplifier;

(2)  election of the automatic deposit service (TSA certificates only);

(3)  election of the rebalancing program;

(4)  election of required minimum distribution automatic withdrawal option;

(5)  election of beneficiary continuation option;

(6)  transfer/rollover of assets to another carrier;

(7)  request for a loan

(8)  tax withholding election

(9)  certificate surrender and withdrawal requests; and

(10) death claims.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes; and

(3)  transfers among investment options.


TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  investment simplifier;

(2)  rebalancing program;

(3)  systematic withdrawals; and

(4)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your certificate number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the Plan requires it.


7  WHO IS AXA EQUITABLE?

EQUI-VEST(R) Strategies group annuity contract at a glance -- key features



--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT      EQUI-VEST(R) Strategies variable investment options invest in different portfolios sub-advised by
MANAGEMENT                   professional investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT          The Variable Investment Options for which information is provided in this prospectus are available
OPTIONS                      under the contract, subject to state regulatory approval and availability under your employer's plan.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION   o   Principal and interest guarantees

                             o   Interest rates set periodically
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS       o   10 fixed maturity options with maturities ranging from approximately 1 to 10 years.

                             o   Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                             -------------------------------------------------------------------------------------------------------
                             If you make any withdrawals (including transfers, surrender or termination of your certificate or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option.
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS           o   No tax on earnings inside the contract until you make withdrawals from your certificate or receive annuity payments.

                             o   No tax on transfers among investment options inside the contract.
                             -------------------------------------------------------------------------------------------------------
                             Because you are purchasing or contributing to an annuity contract to fund a tax-qualified employer sponsored retirement arrangement you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these contracts, employers should consider whether its features and benefits beyond tax deferral meet participant's needs and goals. Employers may also want to consider the relative features, benefits and costs of these contracts with any other investment that participants may use in connection with their retirement plan or arrangement. Depending on the participant's personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
                             (For more information, see "Tax information," later in this prospectus.)
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS         o   $20 (minimum) each contribution

                             o   Maximum contribution limitations apply to all contracts.
                             -------------------------------------------------------------------------------------------------------
                             In general, contributions are limited to $1.5 million ($500,000 for owners or annuitants who are age 81 and older at issue) under all EQUI-VEST(R) series, EQUI-VEST At Retirement(R) and At Retirement(SM)
                             contracts with the same participant or owner. Also, we may refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts/certificates of which you are owner or under which you are the participant would total $2,500,000. Upon advance notice to you, we may exercise certain rights we have under the contract/certificate regarding contributions. We may also, at any time, exercise our right to close a variable investment option to new contributions or transfers. For more information, see "How you can contribute to your certificate" in "Contract features and benefits" later in this prospectus.
------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY         o   Partial withdrawals

                             o   Several withdrawal options on a periodic basis

                             o   Certificate surrender

                             o   Loans (if permitted by your plan)

                             Withdrawals are subject to the terms of the plan and may be limited. You may incur a withdrawal charge for certain withdrawals or if you surrender your certificate. You may also incur income tax and a penalty tax.
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION     The contract provides a death benefit for the beneficiary. The death benefit is equal to the account value or the standard death benefit, whichever is higher. However, if you elect the enhanced death benefit, the death benefit is equal to your account value (less any outstanding loan and accrued loan interest) or the enhanced death benefit, whichever is higher.
------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS               o   Fixed annuity payout options

                             o   Variable Immediate Annuity payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------


                             EQUI-VEST(R) STRATEGIES GROUP ANNUITY CONTRACT AT A
                                                        GLANCE -- KEY FEATURES 8

ADDITIONAL FEATURES      o   Dollar cost averaging by automatic transfers
                             --   Interest sweep option

                             --   Fixed dollar option

                         o   Account value rebalancing (quarterly, semiannually, and annually)

                         o   No charge on transfers among investment options

                         o   Waiver of withdrawal charge under certain circumstances

                         o   Beneficiary continuation option
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES         o   Please see "Fee table" later in this prospectus for complete details.
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPANT ISSUE AGES   o   0-80
------------------------------------------------------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. YOUR EMPLOYER MAY ELECT NOT TO OFFER ALL OF THE INVESTMENT OPTIONS UNDER THE CONTRACT AS DESCRIBED IN THIS PROSPECTUS. PLEASE SEE APPENDIX IV LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.


For more detailed information, we urge you to read the contents of this prospectus, as well as your certificate. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The group deferred annuity contract, your participation certificate and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and participation certificate should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.



9 EQUI-VEST(R) STRATEGIES GROUP ANNUITY CONTRACT AT A GLANCE -- KEY FEATURES

Fee table



--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an EQUI-VEST(R) Strategies certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount withdrawn          6.00%
(deducted when you surrender your certificate or make certain with-
drawals)
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option (which      $350
is described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------
Charge for third-party transfer or direct rollover                         $65 maximum per participant for each occurrence currently
                                                                           $25 per participant for each occurrence.
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you participate in the contract, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH PARTICIPATION DATE ANNIVERSARY(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                       The lesser of a current charge of $30 (maximum $65) or
                                                                           2% of your account value plus any prior withdrawals
                                                                           during the participation year.
------------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- (calculated and deducted daily as a percent-   2.00%(2)
age of the outstanding loan amount)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(3)                                        0.25% to 1.20% (maximum)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE ENHANCED DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Enhanced death benefit charge (as a percentage of your account value)      0.15% (maximum)
is deducted annually on each participation date anniversary
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are                Lowest         Highest
deducted from portfolio assets including management fees, 12b-1 fees,                ------         -------
service fees, and/or other expenses)(4)                                              0.37%          1.65%
------------------------------------------------------------------------------------------------------------------------------------



                                                                    FEE TABLE 10

Notes:


(1) Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense charge from your account value for administrative and record-keeping services related to the contract. The charge is determined through an arrangement between your Employer and a third-party. We will remit the amount withdrawn to either your Employer or your Employer's designee. Please refer to your contract for more information.

(2) We charge interest on loans under your certificate but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(3) For mortality and expense risks, and administrative and financial accounting expenses. A portion of this charge is for providing the death benefit. For contracts issued in Texas under a Texas ORP Plan, the total Separate Account charges and the total portfolio operating expenses of the Trusts when added together are not permitted to exceed 2.75%.


(4) Total Annual Portfolio Operating Expenses are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Target 2045 Allocation Portfolio.



EXAMPLES: EQUI-VEST(R) STRATEGIES CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(R) Strategies contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical participant would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2010, which results in an estimated annual charge of 0.0863% of account value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the withdrawal charge, the enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account charges; (ii) your certificate has no withdrawal charge or no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the enhanced death benefit.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) that the enhanced death benefit has been elected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





------------------------------------------------------------------------------------------------------------------------------------
                                                                                       IF YOU ANNUITIZE AT THE END OF THE
                                                                                       APPLICABLE TIME PERIOD, AND SELECT A
                                         IF YOU SURRENDER YOUR CONTRACT AT THE      NON-LIFE CONTINGENT PERIOD CERTAIN ANNUITY
                                           END OF THE APPLICABLE TIME PERIOD            OPTION WITH LESS THAN FIVE YEARS(1)
------------------------------------------------------------------------------------------------------------------------------------
                                         1 year   3 years   5 years     10              1 year   3 years   5 years     10
                                                                       years                                          years
------------------------------------------------------------------------------------------------------------------------------------
(a)  assuming maximum fees and           $873     $1,558    $2,266     $3,614             N/A    $1,558    $2,266     $3,614
     expenses of any of the Portfolios
------------------------------------------------------------------------------------------------------------------------------------
(b)  assuming minimum fees and           $746     $1,178    $1,637     $2,305             N/A    $1,178    $1,637     $2,305
     expenses of any of the Portfolios
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                         IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE
                                                END OF THE APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------------
                                              1 year   3 years   5 years      10
                                                                             years
-----------------------------------------------------------------------------------------------------
(a)  assuming maximum fees and                 $324     $989      $1,677     $3,507
     expenses of any of the Portfolios
-----------------------------------------------------------------------------------------------------
(b)  assuming minimum fees and
     expenses of any of the Portfolios         $190     $586      $1,008     $2,183
-----------------------------------------------------------------------------------------------------



(1) Please see "Withdrawal charge" in "Charges and Expenses" later in this prospectus for more information on withdrawal charge waivers upon annuitization.



CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2010.



11 FEE TABLE

1. CONTRACT FEATURES AND BENEFITS



--------------------------------------------------------------------------------
HOW YOU CAN CONTRIBUTE TO YOUR CERTIFICATE


Payments made to us are called "contributions." We require a minimum contribution amount of $20. If the total annual contributions to a TSA contract will be at least $200 annually, we may accept contributions of less than $20. We may, at any time, exercise our right to close a variable investment option to new contributions or transfers. The following table summarizes our rules regarding contributions to your certificate.


--------------------------------------------------------------------------------
The 12-month period beginning on the participant's date and each 12-month period thereafter is a "participation year." The "participation date" means the earlier of (a) the business day on which we issue a certificate to the Plan participant under the EQUI-VEST(R) Strategies contract and (b) the business day on which the first contribution for the Plan participant is received at our processing office. For example, if your participation date is May 1, your participation date anniversary is April 30.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE   SOURCE OF CONTRIBUTIONS                                     LIMITATIONS ON CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
TSA              o    Employer-remitted employee salary reduction and/or     o    For 2011, maximum amount of employer and employee
                      various types of employer contributions.                    contributions is generally the lesser of $49,000
                                                                                  or 100% of compensation, with maximum salary
                 o    Additional "catch-up" contributions.                        reduction contri- bution of $16,500.

                 o    Only if plan permits, "designated Roth "               o    If employer's plan permits, an individual at least
                      contributions under Section 402A of the Code.               age 50 at any time during 2011 can make up to
                                                                                  $5,500 addi- tional salary reduction "catch-up"
                 o    Only if plan permits, direct plan-to-plan                   contributions.
                      transfers from another 403(b) plan or contract
                      exchanges from another 403(b) contract under the       o    All salary reduction contributions (whether
                      same plan.                                                  pre-tax or designated Roth) may not exceed the
                                                                                  total maximum ($16,500 in 2011 and age 50 catch-up
                 o    Only if plan permits, eligible rollover                     of $5,500).
                      distributions from other 403(b) plans, qualified
                      plans, governmental employer 457(b) EDC plans and      o    Rollover or direct transfer contributions after
                      traditional IRAs.                                           age 70-1/2 must be net of any required minimum
                                                                                  distributions.

                                                                             o    Different sources of contributions and earnings
                                                                                  may be subject to withdrawal restrictions.
------------------------------------------------------------------------------------------------------------------------------------
Governmental     o    Employer-remitted employee salary reduction and/or     o    Contributions subject to plan limits. Maximum
Employer EDC          employer contributions.                                     contribution for 2011 is lesser of $16,500 or 100%
                                                                                  of includible compensation.
                 o    Additional "age 50 catch-up" contributions.
                                                                             o    If plan permits, an individual may make catch-up
                 o    Only if plan permits, "designated Roth"                     contributions for 3 years of service preceding
                      contributions under Sections 457 and 402A of the            plan retirement age; 2011 maximum is $33,000.
                      Code. (Available under EQUI-VEST(R) Strategies on
                      or about October 24, 2011).                            o    If governmental employer 457(b) EDC plan permits,
                                                                                  an individual at least age 50 at any time during
                 o    Only if the plan permits, eligible rollover                 2011 can make up to $5,500 additional salary
                      distributions from other governmental employer              reduction "catch- up" contributions. This must be
                      457(b) EDC plans, 403(b) plans, qualified plans             coordinated with the "catch-up" contributions for
                      and traditional IRAs.                                       3 years of service preceding plan retirement
                                                                                  age.
------------------------------------------------------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your certificate, see "Dates and prices at which certificate events occur" in "More information" later in this prospectus. Please review your certificate for information on contribution limitations.

                                               CONTRACT FEATURES AND BENEFITS 12

HOW EQUI-VEST(R) STRATEGIES IS AVAILABLE

The contract is offered to fund certain TSA and governmental employer EDC plans. The plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder and participants under the plans will be covered by the contract. The maximum issue age for the participant is 80.


HOW CONTRIBUTIONS CAN BE MADE

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to AXA Advisors receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non interest bearing "Special Bank Account for the Exclusive Benefit of Customers." If AXA Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If AXA Advisors receives your application within this timeframe, AXA Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while AXA Advisors ensures that your application is complete and suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete enrollment form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


Your employer can discontinue contributions at any time. We can discontinue contributions under the contract upon a material breach by your employer of the terms and conditions of the contract. If contributions are discontinued, all terms and conditions of the contract will still apply, however, no additional contributions will be accepted by us.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the fixed maturity options available under the investment method you or your employer selects (see "Selecting your investment method," later in this prospectus). We may, at any time, exercise our rights to change, limit or amend the number of investment options an employer may elect or to close a variable investment option to new contributions or transfers.


VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and fixed maturity options, subject to certain restrictions and your employer's plan limitations.
--------------------------------------------------------------------------------

13  CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.





------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION   Class B       Seeks long-term capital appreciation.         o   AXA Equitable Funds Management
                                                                                            Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE            Class B       Seeks a high level of current income.         o   AXA Equitable Funds Management
 ALLOCATION                                                                                 Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS       Class B       Seeks current income and growth of capital,   o   AXA Equitable Funds Management
 ALLOCATION                               with a greater emphasis on current income.        Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION     Class A       Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
                                          current income.                                   Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS           Class B       Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
 ALLOCATION                               current income, with a greater emphasis on        Group, LLC
                                          capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 14

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS   OBJECTIVE                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE        Class A       Seeks long-term growth of capital.        o   AllianceBernstein L.P.
 EQUITY
                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   ClearBridge Advisors, LLC

                                                                                       o   Goodman & Co. NY Ltd.

                                                                                       o   Legg Mason Capital Management, Inc.

                                                                                       o   Marsico Capital Management, LLC

                                                                                       o   T. Rowe Price Associates, Inc.

                                                                                       o   Westfield Capital Management
                                                                                           Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND         Class B       Seeks a balance of high current income    o   BlackRock Financial Management, Inc.
                                             and capital appreciation, consistent
                                             with a prudent level of risk.             o   Pacific Investment Management
                                                                                           Company LLC

                                                                                       o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL     Class B       Seeks long-term growth of capital.        o   AllianceBernstein L.P.
 EQUITY
                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   JPMorgan Investment Management Inc.

                                                                                       o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE    Class B       Seeks long-term growth of capital.        o   AllianceBernstein L.P.
 EQUITY
                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   Janus Capital Management, LLC

                                                                                       o   Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE   Class B       Seeks long-term growth of capital.        o   AllianceBernstein L.P.

                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   Institutional Capital LLC

                                                                                       o   MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH    Class B       Seeks long-term growth of capital.        o   AllianceBernstein L.P.

                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Franklin Advisers, Inc.

                                                                                       o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Class B       Seeks long-term growth of capital.        o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Diamond Hill Capital Management, Inc.

                                                                                       o   Knightsbridge Asset Management, LLC

                                                                                       o   Tradewinds Global Investors, LLC
------------------------------------------------------------------------------------------------------------------------------------


15 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS   OBJECTIVE                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR      Class A       Seeks high total return through a         o   Pacific Investment Management
 BOND                                        combination of current income and             Company LLC
                                             capital appreciation.
                                                                                       o   Post Advisory Group, LLC

                                                                                       o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Class B       Seeks long-term growth of capital.        o   AXA Equitable Funds Management
 GROWTH                                                                                    Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Lord, Abbett & Co. LLC

                                                                                       o   Morgan Stanley Investment
                                                                                           Management Inc.

                                                                                       o   NorthPointe Capital, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE   Class B       Seeks long-term growth of capital.        o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Franklin Advisory Services, LLC

                                                                                       o   Horizon Asset Management, Inc.

                                                                                       o   Pacific Global Investment Management
                                                                                           Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Class B       Seeks long-term growth of capital.        o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   RCM Capital Management, LLC

                                                                                       o   SSgA Funds Management, Inc.

                                                                                       o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION         Class B       Seeks the highest total return over time  o   AXA Equitable Funds Management
                                             consistent with its asset mix. Total          Group, LLC
                                             return includes capital growth and
                                             income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION         Class B       Seeks the highest total return over time  o   AXA Equitable Funds Management
                                             consistent with its asset mix. Total          Group, LLC
                                             return includes capital growth and
                                             income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION         Class B       Seeks the highest total return over time  o   AXA Equitable Funds Management
                                             consistent with its asset mix. Total          Group, LLC
                                             return includes capital growth and
                                             income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION         Class B       Seeks the highest total return over time  o   AXA Equitable Funds Management
                                             consistent with its asset mix. Total          Group, LLC
                                             return includes capital growth and
                                             income.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                 SHARE CLASS   OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION           Class IB      Seeks long-term capital appreciation and  o   AXA Equitable Funds Management
                                             current income.                               Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400       Class IB      Seeks to achieve long-term growth of      o   AllianceBernstein L.P.
                                             capital with an emphasis on
                                             risk-adjusted returns and lower           o   AXA Equitable Funds Management
                                             volatility over a full market cycle           Group, LLC
                                             relative to traditional equity funds and
                                             equity market indexes, by investing in a  o   BlackRock Investment Management, LLC
                                             combination of long and short
                                             positions on equity securities of
                                             mid-capitalization companies, including
                                             securities in the Standard & Poor's
                                             MidCap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 16

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  SHARE CLASS  OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500        Class IB     Seeks to achieve long-term growth of       o   AllianceBernstein L.P.
                                             capital with an emphasis on
                                             risk-adjusted returns and lower            o   AXA Equitable Funds Management
                                             volatility over a full market cycle            Group, LLC
                                             relative to traditional equity funds and
                                             equity market indexes, by investing in a   o   BlackRock Investment Management, LLC
                                             combination of long and short
                                             positions on equity securities of
                                             large-capitalization companies,
                                             including securities in the Standard &
                                             Poor's 500 Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000       Class IB     Seeks to achieve long-term growth of      o   AllianceBernstein L.P.
                                             capital with an emphasis on
                                             risk-adjusted returns and lower           o   AXA Equitable Funds Management
                                             volatility over a full market cycle           Group, LLC
                                             relative to traditional equity funds and
                                             equity market indexes, by investing in a  o   BlackRock Investment Management, LLC
                                             combination of long and short
                                             positions on equity securities of
                                             small-capitalization companies,
                                             including securities in the Russell 2000
                                             Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER            Class IB     Seeks to achieve long-term growth of      o   AllianceBernstein L.P.
 INTERNATIONAL                               capital with an emphasis on
                                             risk-adjusted returns and lower           o   AXA Equitable Funds Management
                                             volatility over a full market cycle           Group, LLC
                                             relative to traditional equity funds and
                                             equity market indexes, by investing in a  o   BlackRock Investment Management, LLC
                                             combination of long and short
                                             positions on equity securities of
                                             foreign companies, including securities
                                             in the Morgan Stanley Capital
                                             International EAFE Index, ASX SPI 200
                                             Index, Dow Jones EURO STOXX 50 Index,
                                             FTSE 100 Index and the Tokyo Stock Price
                                             Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL      Class IA     Seeks to achieve long-term growth of      o   AllianceBernstein L.P.
 CAP GROWTH                                  capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP       Class IB     Seeks to achieve long-term total return.  o   AXA Equitable Funds Management
 VALUE CORE                                                                                Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        Class IB     Seeks to achieve capital appreciation     o   BlackRock Investment Management, LLC
 EQUITY                                      and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY       Class IB     Seeks a combination of growth and income  o   Boston Advisors, LLC
 INCOME                                      to achieve an above-average and
                                             consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             Class IB     Seeks to achieve long-term capital        o   Bridgeway Capital Management, Inc.
 RESPONSIBLE                                 appreciation.
                                                                                       o   Calvert Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH (1)  Class IB     Seeks to achieve long-term growth of      o   Capital Guardian Trust Company
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH    Class IB     Seeks to achieve long-term growth of      o   Capital Guardian Trust Company
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX           Class IA     Seeks to achieve a total return before    o   AllianceBernstein L.P.
                                             expenses that approximates the total
                                             return performance of the Russell 3000
                                             Index, including reinvestment of
                                             dividends, at a risk level consistent
                                             with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------


17 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  SHARE CLASS  OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX              Class IB     Seeks to achieve a total return before    o   SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the Barclays
                                             Capital Intermediate U.S.
                                             Government/Credit Index, including
                                             reinvestment of dividends, at a risk
                                             level consistent with that of the
                                             Barclays Capital Intermediate U.S.
                                             Government/Credit Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE       Class IB     Seeks to achieve long-term growth of      o   Davis Selected Advisors, L.P.
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX             Class IA     Seeks to achieve a total return before    o   AllianceBernstein L.P.
                                             expenses that approximates the total
                                             return performance of the S&P 500 Index,
                                             including reinvestment of dividends, at
                                             a risk level consistent with that of
                                             the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS           Class IB     Seeks to achieve long-term growth of      o   AXA Equitable Funds Management
                                             capital.                                      Group, LLC

                                                                                       o   BlackRock Capital Management, Inc.

                                                                                       o   BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED       Class IB     Seeks to maximize income while            o   AXA Equitable Funds Management
                                             maintaining prospects for capital             Group, LLC
                                             appreciation.
                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON           Class IB     Primarily seeks capital appreciation and  o   AXA Equitable Funds Management
 ALLOCATION                                  secondarily seeks income.                     Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUI-     Class IB     Seeks to achieve capital appreciation.    o   GAMCO Asset Management, Inc.
 SITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          Class IB     Seeks to achieve capital appreciation.    o   GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS             Class IB     Seeks to achieve capital growth and       o   AXA Equitable Funds Management
                                             current income.                              Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   First International Advisors, LLC

                                                                                       o   Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY   Class IB     Seeks to achieve long-term capital        o   AXA Equitable Funds Management
                                             appreciation.                                 Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Morgan Stanley Investment Manage-
                                                                                          ment Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      Class IA     Seeks to achieve a total return before    o   SSgA Funds Management, Inc.
 BOND INDEX                                  expenses that approximates the total
                                             return performance of the Barclays
                                             Capital Intermediate U.S. Government
                                             Bond Index, including reinvestment of
                                             dividends, at a risk level consistent
                                             with that of the Barclays Capital
                                             Intermediate U.S. Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS      Class IB     Seeks to achieve long-term growth of      o   AXA Equitable Funds Management
                                             capital.                                      Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Hirayama Investments, LLC

                                                                                       o   Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 18

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  SHARE CLASS  OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL                Class IA     Seeks to achieve a total return (before   o   AllianceBernstein L.P.
 EQUITY INDEX(2)                             expenses) that approximates the total
                                             return performance of a composite index
                                             comprised of 40% Dow Jones EURO STOXX 50
                                             Index, 25% FTSE 100 Index, 25% TOPIX
                                             Index, and 10% S&P/ASX 200 Index,
                                             including reinvestment of dividends,
                                             at a risk level consistent with that of
                                             the composite index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE PLUS     Class IB     Seeks to provide current income and       o   AXA Equitable Funds Management
                                             long-term growth of income, accompanied       Group, LLC
                                             by growth of capital.
                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Northern Cross, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE               Class IB     Seeks to achieve long-term capital        o   J.P. Morgan Investment Management Inc.
 OPPORTUNITIES                               appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS          Class IB     Seeks to achieve long-term growth of      o   AXA Equitable Funds Management
                                             capital with a secondary objective to         Group, LLC
                                             seek reasonable current income. For
                                             purposes of this Portfolio, the words     o   BlackRock Investment Management, LLC
                                             "reasonable current income" mean
                                             moderate income.                          o   Institutional Capital LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX       Class IB     Seeks to achieve a total return before    o   AllianceBernstein L.P.
                                             expenses that approximates the total
                                             return performance of the Russell 1000
                                             Growth Index, including reinvestment of
                                             dividends at a risk level consistent
                                             with that of the Russell 1000 Growth
                                             Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        Class IB     Seeks to provide long-term capital        o   AXA Equitable Funds Management
                                             growth.                                       Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX        Class IB     Seeks to achieve a total return before    o   SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the Russell 1000
                                             Value Index, including reinvestment of
                                             dividends, at a risk level consistent
                                             with that of the Russell 1000 Value
                                             Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         Class IA     Seeks to achieve long-term growth of      o   AllianceBernstein L.P.
                                             capital.
                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND       Class IB     Seeks to achieve capital appreciation     o   Lord, Abbett & Co. LLC
 INCOME (1)                                  and growth of income without excessive
                                             fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE   Class IB     Seeks to achieve capital appreciation     o   Lord, Abbett & Co. LLC
                                             and growth of income with reasonable
                                             risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH(3)  Class IB     Seeks to achieve capital appreciation.    o   MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                Class IB     Seeks to achieve a total return before    o   SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the S&P Mid Cap
                                             400 Index, including reinvestment of
                                             dividends, at a risk level consistent
                                             with that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------


19 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                    SHARE CLASS  OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS             Class IB     Seeks to achieve long-term capital        o   AXA Equitable Funds Management
                                               appreciation.                                 Group, LLC

                                                                                         o   BlackRock Investment Management, LLC

                                                                                         o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                   Class IA     Seeks to obtain a high level of current   o   The Dreyfus Corporation
                                               income, preserve its assets and maintain
                                               liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL              Class IB     Seeks to achieve capital appreciation.    o   Montag & Caldwell, LLC
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP         Class IB     Seeks to achieve capital growth.          o   Morgan Stanley Investment
 GROWTH                                                                                      Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY        Class IB     Seeks to achieve capital appreciation,    o   AXA Equitable Funds Management
                                               which may occasionally be short-term,         Group, LLC
                                               and secondarily, income.
                                                                                         o   BlackRock Investment Management, LLC

                                                                                         o   Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL             Class IB     Seeks to achieve capital appreciation.    o   OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND         Class IB     Seeks to generate a return in excess of   o   Pacific Investment Management
                                               traditional money market products             Company, LLC
                                               while maintaining an emphasis on
                                               preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS              Class IA     Seeks to achieve high current income      o   AllianceBernstein L.P.
                                               consistent with moderate risk to
                                               capital.                                  o   AXA Equitable Funds Management
                                                                                             Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX            Class IB     Seeks to replicate as closely as          o   AllianceBernstein L.P.
                                               possible (before the deduction of
                                               Portfolio expenses) the total return of
                                               the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK     Class IB     Seeks to achieve long-term capital        o   T. Rowe Price Associates, Inc.
                                               appreciation and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY        Class IB     Seeks to achieve long-term capital        o   AXA Equitable Funds Management
                                               growth.                                       Group, LLC

                                                                                         o   BlackRock Investment Management, LLC

                                                                                         o   Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME          Class IB     Seeks to achieve total return through     o   UBS Global Asset Management
                                               capital appreciation with income as a         (Americas) Inc.
                                               secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK            Class IB     Seeks to achieve capital growth and       o   Invesco Advisers, Inc.
                                               income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA              Class IB     Seeks to achieve long-term capital        o   Wells Capital Management, Inc.
 GROWTH(4)                                     growth.
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                    OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE   The fund's investment objective is total return        o   Invesco Advisers, Inc.
 FUND                             through growth of capital and current income.
                                                                                         o   Invesco Asset Management Limited
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD FUND(5)   The fund's investment objective is total return        o   Invesco Advisers, Inc.
                                  comprised of current income and capital
                                  appreciation.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL        The fund's investment objective is long-term           o   Invesco Advisers, Inc.
 GROWTH FUND(5)                   growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE         The fund's investment objective is long-term           o   Invesco Advisers, Inc.
 EQUITY FUND                      growth of capital.
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 20

------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY        The fund's investment objective is long-term           o   Invesco Advisers, Inc.
 FUND                                growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS (VIP) - SERVICE CLASS 2                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)        Seeks long-term capital appreciation.                  o   Fidelity Management & Research
 PORTFOLIO                                                                                      Company (FMR)
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE
INSURANCE TRUST - SERVICE SHARES                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP            Seeks long-term capital appreciation.                  o   Goldman Sachs Asset Management, L.P.
 VALUE FUND(5)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VARIABLE INSURANCE
PORTFOLIOS                                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY                 Seeks to provide long-term capital appreciation.       o   Waddell & Reed Investment
                                                                                                Management Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME            Seeks, as its primary objective, a high level of       o   Waddell & Reed Investment
                                     current income. As a secondary objective, the              Management Company (WRIMCO)
                                     Portfolio seeks capital growth when consistent
                                     with its primary objective.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID CAP GROWTH(5)      Seeks to provide growth of your investment.            o   Waddell & Reed Investment
                                                                                                Management Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP              Seeks growth of capital.                               o   Waddell & Reed Investment
 GROWTH(5)                                                                                      Management Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC. -
SERVICE SHARES                                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING           Seeks long-term capital appreciation.                  o   Lazard Asset Management LLC
 MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTS -
SERVICE CLASS                                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE           The fund's investment objective is to seek             o   Massachusetts Financial Services
 PORTFOLIO                           capital appreciation.                                      Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK        The fund's investment objective is to seek             o   Massachusetts Financial Services
 SERIES                              capital appreciation.                                      Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES        The fund's investment objective is to seek             o   Massachusetts Financial Services
                                     capital appreciation.                                      Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO          The fund's investment objective is to seek             o   Massachusetts Financial Services
                                     capital appreciation.                                      Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES              The fund's investment objective is to seek total       o   Massachusetts Financial Services
                                     return.                                                    Company
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP TRUST - S CLASS                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                              AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD              Seeks long-term capital appreciation by investing      o   Van Eck Associates Corporation
 ASSETS FUND(5)                      primarily in "hard asset" securities. Income is a
                                     secondary consideration
------------------------------------------------------------------------------------------------------------------------------------



(1) Effective on or about May 20, 2011, subject to regulatory and shareholder approvals, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option.

        --------------------------------------------------------------------
           REPLACED (CURRENT) PORTFOLIO         SURVIVING/NEW PORTFOLIO
        --------------------------------------------------------------------
           EQ/Capital Guardian Growth           EQ/Large Cap Growth PLUS
        --------------------------------------------------------------------
           EQ/Lord Abbett Growth and Income     EQ/Large Cap Value Index
        --------------------------------------------------------------------

(2) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/AllianceBernstein International.

(3) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/International Growth.


21 CONTRACT FEATURES AND BENEFITS

(4) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/Wells Fargo Advantage Omega Growth.

(5)  This Portfolio will become available on or about May 23, 2011.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.

                                               CONTRACT FEATURES AND BENEFITS 22

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the certificate,

(2)  the annual minimum guaranteed interest rate for the calendar year, and

(3)  the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period.

The annual minimum guaranteed interest rate for 2011 ranges from 1.00% to 3.00% depending on your lifetime minimum guaranteed interest rate. The lifetime minimum guaranteed interest rate can range from 1.00% to 3.00% depending on the calendar year in which your certificate is issued. The lifetime minimum guaranteed interest rate is shown in your certificate. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Current interest rates will never be less than the annual minimum guaranteed interest rate.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. As of May 1st, we currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for participants ages 76 and older. See "Allocating your contributions." As fixed maturity options expire, we expect to add maturity options so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o    the rate to maturity is 3%; or

o    the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) subject to plan restrictions, withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2011, the next available maturity date was June 15, 2018 (see "About our fixed maturity options" in "More information" later in this prospectus). We may change our procedures in the future.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your certificate or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The market value adjustment, positive or negative, resulting from a withdrawal or transfer of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your certificate. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value



23  CONTRACT FEATURES AND BENEFITS
adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II at the end of this prospectus provides an example of how the market value adjustment is calculated.



SELECTING YOUR INVESTMENT METHOD

Your employer or you must choose one of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.


Under either method, we may, at any time, exercise our right to close a variable investment option to new contributions or transfers.


TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.



--------------------------------------------------------------------------------
INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
DOMESTIC STOCKS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation                o EQ/Mutual Large Cap Equity
o AXA Moderate-Plus Allocation             o EQ/Small Company Index
o AXA Tactical Manager 400                 o EQ/T. Rowe Price Growth Stock
o AXA Tactical Manager 500                 o EQ/Templeton Global Equity
o AXA Tactical Manager 2000                o EQ/UBS Growth and Income
o EQ/AllianceBernstein Small Cap           o EQ/Van Kampen Comstock
  Growth                                   o EQ/Wells Fargo Omega Growth
o EQ/AXA Franklin Small Cap Value Core     o Fidelity(R) VIP Contrafund(R)
o EQ/BlackRock Basic Value Equity          o Goldman Sachs VIT Mid Cap Value
o EQ/Boston Advisors Equity Income         o Invesco V.I. Mid Cap Core Equity
o EQ/Calvert Socially Responsible          o Invesco V.I. Small Cap Equity
o EQ/Capital Guardian Growth               o Ivy Funds VIP Energy
o EQ/Capital Guardian Research             o Ivy Funds VIP Mid Cap Growth
o EQ/Common Stock Index                    o Ivy Funds VIP Small Cap Growth
o EQ/Davis New York Venture                o MFS(R) Investors Growth Stock
o EQ/Equity 500 Index                      o MFS(R) Investors Trust
o EQ/Equity Growth PLUS                    o MFS(R) Technology
o EQ/Franklin Templeton Allocation         o MFS(R) Utilities
o EQ/GAMCO Mergers and Acquisitions        o Multimanager Aggressive Equity
o EQ/GAMCO Small Company Value             o Multimanager Large Cap Core Equity
o EQ/JPMorgan Value Opportunities          o Multimanager Large Cap Value
o EQ/Large Cap Core PLUS                   o Multimanager Mid Cap Growth
o EQ/Large Cap Growth Index                o Multimanager Mid Cap Value
o EQ/Large Cap Growth PLUS                 o Multimanager Small Cap Growth
o EQ/Large Cap Value Index                 o Multimanager Small Cap Value
o EQ/Large Cap Value PLUS                  o Multimanager Technology
o EQ/Lord Abbett Growth and Income         o Target 2015 Allocation
o EQ/Lord Abbett Large Cap Core            o Target 2025 Allocation
o EQ/Mid Cap Index                         o Target 2035 Allocation
o EQ/Mid Cap Value PLUS                    o Target 2045 Allocation
o EQ/Montag & Caldwell Growth              o Van Eck VIP Global Hard Assets
o EQ/Morgan Stanley Mid Cap Growth
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Tactical Manager International       o Invesco V.I. Global Real Estate
o EQ/BlackRock International Value         o Invesco V.I. International Growth
o EQ/Global Multi-Sector Equity            o Lazard Retirement Emerging Markets
o EQ/International Equity Index            Equity
o EQ/International Value PLUS              o MFS(R) International Value
o EQ/MFS International Growth              o Multimanager International Equity
o EQ/Oppenheimer Global
--------------------------------------------------------------------------------
BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation                     o AXA Moderate Allocation
--------------------------------------------------------------------------------
                                       B
--------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation              o EQ/Money Market
o AXA Conservative-Plus Allocation         o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                       o EQ/Quality Bond PLUS
o EQ/Franklin Core Balanced                o Invesco V.I. High Yield
o EQ/Global Bond PLUS                      o Ivy Funds VIP High Income
o EQ/Intermediate Government Bond          o Multimanager Core Bond
  Index                                    o Multimanager Multi-Sector Bond


--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS
--------------------------------------------------------------------------------
Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------
The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make it a group "B" investment option. Please note that if you select the "Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target
Allocation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.


                                              CONTRACT FEATURES AND BENEFITS  24

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.


You may currently choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.



ERISA CONSIDERATIONS FOR EMPLOYERS

If the employer's plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.


ALLOCATING YOUR CONTRIBUTIONS


Once your employer or you, whichever applies, have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that have been chosen, subject to any restrictions under the investment method. However, you may not allocate more than one contribution to any one fixed maturity option. If you are age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. We may, at any time, exercise our right to close a variable investment option to new contributions or transfers. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your certificate's value" later in this prospectus.


The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


UNALLOCATED ACCOUNT

When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.

The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed employer application, along with any other required documents. The contract date will be shown in the contract. The 12-month period beginning on the contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is the "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
--------------------------------------------------------------------------------


DEATH BENEFIT


Your certificate provides a death benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to the greater of (i) your account value (less any outstanding loan and accrued loan interest) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, or
(ii) the standard death benefit. Your account value will include any positive market value adjustment but will not include any negative market value adjustment that would apply to a withdrawal. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balance (including any accrued, but unpaid, interest).

ENHANCED DEATH BENEFIT


For an additional annual fee you may elect the enhanced death benefit.

You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(R) Strategies contract. Additionally, to elect this benefit, you must be younger than age 76 when participation under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.

If you elect the enhanced death benefit, the death benefit is equal to the greater of:

(a) your account value (without any negative market value adjustment that would otherwise apply) as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); or

(b)  the enhanced death benefit as of the date of your death.

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account


25  CONTRACT FEATURES AND BENEFITS
value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.

If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal. Appendix III at the end of this prospectus provides an example of how the enhanced death benefit is calculated.


HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH
BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).


Before purchasing certain optional benefits such as the enhanced death benefit for your certificate, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime required minimum distribution ("RMD") requirements which begin after age 70-1/2 for this certificate by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your optional benefits and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing certain optional benefits may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Tax information" later in this prospectus.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the fixed maturity options, the refund will equal the amount of the contribution allocated to fixed maturity options reflecting any positive or negative market value adjustments. For TSA and EDC contracts, your refund will also be less any amounts in the loan reserve account. Some states require that we refund the full amount of the contribution (not including any investment gain or loss, or interest or market value adjustment). For contributions allocated to the guaranteed interest option, the refund will equal the amount of the contributions, without interest.


We may require that you wait six months before you apply for a certificate with us again if:

o    you cancel your certificate during the free look period; or

o you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Please see "Surrender of your certificate to receive its cash value," later in this prospectus. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your certificate.


                                              CONTRACT FEATURES AND BENEFITS  26

2. DETERMINING YOUR CERTIFICATE'S VALUE



--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the market adjusted amounts you have in the fixed maturity options; and (iv) if you have taken a loan, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.

Your certificate also has a "cash value." At any time before annuity payments begin, your certificate's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) any outstanding loan plus accrued interest.


YOUR CERTIFICATE'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day's value for one unit. The number of your certificate units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, enhanced death benefit charge or third-party transfer or exchange charge, will reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.


YOUR CERTIFICATE'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.


YOUR CERTIFICATE'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


27  DETERMINING YOUR CERTIFICATE'S VALUE

3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS



--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


o If you are age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less. As of February 15, 2011, not all maturities were available.


o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.

o If your employer or you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any participation year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior participation year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior participation year.

o If you transfer money from another financial institution into the guaranteed interest option during your first participation year, and if your employer or you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that participation year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.


Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. We may also, at any time, exercise our right to close a variable investment option to transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in "Disruptive transfer activity" below.


You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1)  the certificate number,

(2)  the dollar amounts to be transferred, and

(3)  the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  28

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly.We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


AUTOMATIC TRANSFER OPTIONS


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.


The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o    Under either option, on the date we receive at our processing


29 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS office, your written request to cancel automatic transfers, or on the date your certificate terminates.



REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, instructing us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------


To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options. We may waive this $5,000 requirement.


If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office.

For certificates with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the loan reserve account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans" in "Accessing your money," later in this prospectus.)


                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  30

4. ACCESSING YOUR MONEY



--------------------------------------------------------------------------------


WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available. EQUI-VEST(R) Strategies TSA participants may only withdraw amounts from their account value that are 100% vested, subject to the employer's approval, plan rules and applicable laws. (See "Forfeitures" below.) More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


FORFEITURES

A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant's account value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the employer/trustee and us.

Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal charge" under "Charges and expenses" later in this prospectus.


METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                               PARTIAL                      MINIMUM
 CONTRACT                    WITHDRAWAL     SYSTEMATIC    DISTRIBUTION
--------------------------------------------------------------------------------
TSA                         yes(1)(2)(3)   yes(1)(2)(3)    yes(2)(3)
--------------------------------------------------------------------------------
EDC                         yes(1)(2)(3)   yes(1)(2)(3)    yes(2)(3)
--------------------------------------------------------------------------------
(1)  Only if the certificate is not subject to withdrawal restrictions.

(2)  Only if there are no outstanding loans.

(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.


PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of your employer's plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your certificate and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)


SYSTEMATIC WITHDRAWALS

You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.

(3) You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.

If you are invested in fixed maturity options, you may not elect option (1) or
(2).

You may elect systematic withdrawals if:

o    the plan permits it;

o    your certificate is not subject to withdrawal restrictions; and

o    your certificate does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS

(See "Tax information" later in this prospectus)


We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax


31  ACCESSING YOUR MONEY
adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. Before electing an account-based withdrawal option, please refer to "Tax information,""Required minimum distributions" later in this prospectus. You may choose instead an annuity payout option.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding 403(b) plans and 457(b) EDC plans. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have an account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your certificate and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" later in this prospectus for your specific type of retirement arrangement.

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same participation year exceeds the 10% free withdrawal amount.

You may not elect the minimum distribution option if you have an outstanding loan under your certificate.

If you purchased your EQUI-VEST(R) Strategies TSA certificate via a direct transfer of funds from another 403(b) plan or contract and we were informed at the time of your purchase the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 70-1/2 or retiring.

--------------------------------------------------------------------------------
For certificates subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from a TSA certificate you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA certificate directly into an existing EQUI-VEST(R) NQ or ROTH IRA or an existing EQUI-VEST(R) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.

LOANS

If the plan permits, loans are available under a 403(b) plan or a governmental employer 457(b) EDC plan. Loans are available under the EQUI-VEST(R) Strategies contract only if requested by the employer. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to 403(b) plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. We do not permit loans under any TSA or governmental employer EDC certificate when the required minimum distribution automatic withdrawal option has been elected. Also, we reserve the right to change loan terms as long as any such change is made to maintain compliance with any applicable laws or regulations that may apply.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its delegate, or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA certificates subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC certificates, the loan must be approved by your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the certificate, read the terms and conditions in the loan request form carefully and consult with a tax adviser before taking a loan. Also, see Appendix IV later in this prospectus for any state restrictions you may be subject to if you take a loan.

We permit only one loan to be outstanding at any time. Also, we reserve the right to deny a loan request if you have previously defaulted on a loan, and failed to repay the outstanding amount due.


LOAN RESERVE ACCOUNT. When you take a loan, we will transfer to a "loan reserve account", an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). We will credit interest to the amount in the loan reserve account at a rate that is 2% lower than the loan interest rate that applies for the time your loan is outstanding. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee Table" for more information.


A loan will not be treated as a taxable distribution unless:

o    it exceeds limits of federal income tax rules; or

o    interest and principal are not paid when due; or

o    in some instances, service with the employer terminates.


                                                        ACCESSING YOUR MONEY  32

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

Loans are discussed further in "Tax information" later in this prospectus.



TERMINATION OF PARTICIPATION

Your participation under the EQUI-VEST(R) Strategies contract may be terminated by us and your account value paid to your employer if:

(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or

(4) the plan is no longer qualified under the Code and the EQUI-VEST(R) Strategies contract is terminated by us.

We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate your certificate.

The employer and, under certain circumstances, we may discontinue contributions under the EQUI-VEST(R) Strategies contract. Such discontinuance means that the employer will not permit any further salary deferral or employer contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by (i) transferring all the assets to another contract or (ii) withdrawing the forfeiture account and directing us to deal directly with the participants.


TEXAS ORP PARTICIPANTS

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur:

o    turning age 70-1/2; or

o    death; or

o    retirement; or

o termination of employment in all Texas public institutions of higher education.

To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We may change these provisions without your consent, but only to the extent necessary to maintain compliance with any law that applies.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.


All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(R) Strategies offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract or your age at certificate issue. We have the right to require you to provide satisfactory evidence of the age of any person upon whose life an annuity form depends. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.


ANNUITY PAYOUT OPTIONS
--------------------------------------------------------------------------------
Fixed annuity payout options      o    Life annuity

                                  o    Life annuity with period
                                       certain

                                  o    Life annuity with refund
                                       certain

                                  o    Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity pay-   o    Life annuity
out options (as described in a
separate prospectus for this      o    Life annuity with period
option)                                certain
--------------------------------------------------------------------------------
o Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.



33  ACCESSING YOUR MONEY

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The EQUI-VEST(R) Strategies contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options and whether the actual rate of investment return is higher or lower than an assumed base rate.

We may offer other payout options not outlined here. Your financial professional can provide details.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges. The amount applied to provide an annuity payout option will reflect the application of a withdrawal charge (except in those limited circumstances set forth in "Withdrawal charge," under "Charges and Expenses" later in this prospectus. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment. See "Market value adjustment" under "Contract features and benefits" earlier in this prospectus.

SELECTING AN ANNUITY PAYOUT OPTION


When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. You must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate's maturity date. Your certificate's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the participation date anniversary that follows your 85th birthday. This may be different in some states.

We will send you a notice with your certificate statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your certificate will be annuitized automatically.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. In general, the longer the period over which we expect to make payments, the lower will be your payment for each year.


The amount of the annuity payments will depend on:

(1)  the amount applied to purchase the annuity;

(2)  the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, your age (or your and the designated beneficiary's ages);

(4)  in the case of a period certain annuity, the period selected; and

(5)  the frequency of the payments.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


                                                        ACCESSING YOUR MONEY  34

5. CHARGES AND EXPENSES



--------------------------------------------------------------------------------


CHARGES UNDER THE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group and by variable investment option between 0.25% to 1.20% of daily net assets attributable to all certificates under the group contract. Contracts will generally have a charge of 1.20%, 0.90%, 0.70%, 0.50% or 0.25%.

Charges may be based on:

o the factors on which the mortality and expense risks charge and administration charges are based, including the size and type of the group;

o the plan provisions which may provide, among other things, the level of contributions including employer contributions and the frequency of benefit payments;

o    whether we will be the sole contract provider;

o    the level of services provided by your financial professional; and

o    our sales-related expenses.

The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the certificate. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge.

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each participation year. We deduct the charge if your account value on the last business day of the participation year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. The charge is equal to $30 or, if less, 2% of your account value plus any amounts previously withdrawn during the participation year. We reserve the right to increase this charge to a maximum of $65. For particular groups, the charge may be waived or reduced for account values of less than $25,000 or the charge may also be waived entirely.

We will deduct a pro rata portion of the charge if you surrender your certificate, elect an annuity payout option or you die during the participation year.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

Differences in this charge are due to variations in group characteristics including the total amount of plan assets. The charge is designed primarily to defray administrative expenses in connection with the issuing and daily administration of the contracts. We will determine the applicability of this charge pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER

We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible funding vehicle offered by another provider, or to another eligible plan. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant certificates under the contract. Transfers are subject to any required employer approval.

CHARGE FOR ENHANCED DEATH BENEFIT

If you elect the enhanced death benefit we deduct a charge annually from your account value on each participation date anniversary. The charge is equal to 0.15% of your account value.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

WITHDRAWAL CHARGE


A withdrawal charge of up to 6% may apply for up to the first 10 participation years, as set forth in the contract and participation certificate. Differences in the period for which and circumstances under which this charge applies are due to the total amount of plan assets under the contract, the frequency of the possible benefit payments as provided by the terms of the plan, other charges and fees under the contract and the compensation paid in connection with the sale of the contract. The period of and circumstances under which the withdrawal charge applies will be determined pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

As noted above, the withdrawal charge may vary from group to group. In general, the withdrawal charge schedule is one of three options


35  CHARGES AND EXPENSES
selected by the group. Under some group contracts, the withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from the participant's account value during the first five participation years, 5% of the amount withdrawn during the 6th participation year, 4% of the amount withdrawn during the 7th participation year, 3% of the amount withdrawn during the 8th participation year, 2% of the amount withdrawn during the 9th participation year, and 1% of the amount withdrawn during the 10th participation year.

Under some group contracts, the withdrawal charge is equal to 6% of the amount withdrawn (or the defaulted loan amount, if applicable) from the participant's account value during the first four participation years and 5% of the amount withdrawn during the 5th participation year. Under this schedule, there is no withdrawal charge in the 6th and later participation years.

Under some group contracts, there is no withdrawal charge.

The withdrawal charge percentages may be different for certain group contracts, including group contracts issued to certain schools in Texas and other states.

If your group contract is subject to a withdrawal charge, it will not apply under the circumstances described as follows:

o each participation year you can withdraw up to 10% of your account value without paying a withdrawal charge (10% free withdrawal amount). The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the participation year; or

o    after five participation years and you are at least age 59-1/2; or

o you request a refund of an excess contribution within one month of the date on which the contribution is made; or

o    you die and the death benefit is made available to the beneficiary; or

o after five participation years if you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond your age 59-1/2 and allows no prepayment; or

o after three participation years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

o the amount withdrawn is applied to the election of a life contingent annuity payout option; or

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of your life expectancy, that allows no prepayment; or

o    you have reached age 55 and have separated from service.

In addition, particular groups may receive one or more of the following waivers:

(1)  You sever from employment with your employer.

(2)  The withdrawal is made to satisfy minimum distribution requirements.

(3) You elect a withdrawal that qualifies as a hardship (or unforeseeable emergency under EDC) withdrawal under the Code.

(4) You have qualified to receive Social Security disability benefits as certified by the Social Security Administration or you are totally disabled. Total disability is your incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and you must continue to be deemed totally disabled.

     Written notice of claim must be given to us during your lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, you must submit acceptable proof of disability. Such proof of disability must be either (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that you meet the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to give proof within such time. Such proof must be furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

(5) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).

(6) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

     --   its main function is to provide skilled, intermediate, or custodial nursing care;

     --   it provides continuous room and board to three or more persons;

     --   it is supervised by a registered nurse or licensed practical nurse;

     --   it keeps daily medical records of each patient;

     --   it controls and records all medications dispensed; and

     --   its primary service is other than to provide housing for residents.

(7) The employer elects to move the plan assets to a different funding vehicle after five contract years.

(8) The withdrawal is made to provide any annuity benefits that we offer as requested by your employer.

The withdrawal charge will apply if the condition as described in items 4 through 6 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.

See Appendix IV, later in this prospectus for information on state availability and variations with respect to this charge.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the


                                                        CHARGES AND EXPENSES  36
amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the fixed maturity options to the extent you have values in those options. If we make up the required amounts from the fixed maturity options, a market value adjustment will apply. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


PLAN OPERATING EXPENSE CHARGE

Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense from your account value and to remit the amount withdrawn to either your Employer or your Employer's designee. The amount to be withdrawn is determined by your Employer; we will have no responsibility for determining that such amount is necessary and proper under the terms your Employer's plan. We do not apply a withdrawal charge to these the amounts withdrawn pursuant to these instructions.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o    Management fees.

o    12b-1 fees (for Class IB/B shares only).


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


VARIATIONS IN CHARGES

For certain groups offered the EQUI-VEST(R) Strategies contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the EQUI-VEST(R) Strategies contract, including a change in the standard death benefit or the minimum initial contribution requirements; permitting additional circumstances under which the withdrawal charge is waived; and/or establishing different rates to maturity for the fixed maturity options.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


37  CHARGES AND EXPENSES

6. PAYMENT OF DEATH BENEFIT



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YOUR BENEFICIARY AND PAYMENT OF BENEFIT


You designate your beneficiary when you apply for your certificate. You may change your beneficiary at any time while the annuitant is alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not the participant is living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


EFFECT OF YOUR DEATH

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.



HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.


If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with draft-writing privileges that functions like a checking account. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. We will receive any investment earnings during the period such amounts remain in the general account.



BENEFICIARY CONTINUATION OPTION

Upon your death, your beneficiary may generally elect to keep the certificate in your name and receive distributions under the certificate instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your certificate.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

o The certificate continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.


o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted. In addition, we may, at any time, exercise our right to close a variable investment option to transfers.


o    Loans will no longer be available.

o The standard death benefit and the enhanced death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o    Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in your certificate.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the certificate in a lump sum.


                                                    PAYMENT OF DEATH BENEFIT  38

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


39  PAYMENT OF DEATH BENEFIT

7. TAX INFORMATION



--------------------------------------------------------------------------------


TAX INFORMATION AND ERISA MATTERS


OVERVIEW


This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular employer's plan or contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax adviser before choosing EQUI-VEST(R) Strategies.


CHOOSING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(R) Strategies TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement below. Employers should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers should consider the annuity's features and benefits, such as EQUI-VEST(R) Strategies standard death benefit, enhanced death benefit, selection of variable investment options, provision of a guaranteed interest option and fixed maturity options and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.


Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include, but are not limited to, enhanced death benefits. Employers should consider the potential implication of these Regulations before choosing this annuity contract.



SPECIAL RULES FOR TAX-FAVORED RETIREMENT PLANS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o    participation and coverage;

o    nondiscrimination;

o    vesting and funding;

o    limits on contributions, distributions, and benefits;

o    withholding;

o    reporting and disclosure; and

o    penalties.

--------------------------------------------------------------------------------
State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules.
It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.
--------------------------------------------------------------------------------

ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) plan or governmental employer 457(b) EDC plan as well as contributions you make to other eligible retirement plans or to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($56,500, after cost of living adjustment for 2011). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make contribution including extensions



                                                             TAX INFORMATION  40

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

--------------------------------------------------------------------------------
The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
--------------------------------------------------------------------------------


FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST(R) Strategies TSA contract:

o    annual contributions made through the employer's payroll; or

o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan to plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code, which are made on an after-tax basis.

Some employer contributions may be subject to vesting under the employer's plan.

The annual limit on employer and employee contributions on behalf of an employee to defined contribution plans of an employer for 2011 is the lesser of $49,000 (after adjustment for cost of living changes) or 100% of compensation. When figuring out the contribution limit you have to:

o include reallocated forfeitures and voluntary nondeductible employee contributions;

o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and

o disregard compensation or earned income of more than a specified amount. This amount is $245,000 for 2011. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 403(b) plan or other cash or deferred arrangement are limited to $16,500 for 2011, and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective



41  TAX INFORMATION
deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 401(k) plans. If the plan permits, an individual who is at least age 50 at any time during 2011 can make up to $5,500 additional salary reduction contributions for 2011.

Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o    reaching age 59-1/2 even if still employed; or

o    disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) EDC plan) may be directly rolled over to a 403(b) TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA.

DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan, a 401(k) plan or a governmental employer EDC plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under another such plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan (or a 401(k) plan or a governmental employer EDC plan).

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.


The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information


                                                             TAX INFORMATION  42
sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS


GENERAL

Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.


WITHDRAWAL RESTRICTIONS -- SALARY REDUCTION CONTRIBUTIONS.

You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59-1/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same State employer).

These restrictions do not apply to the amount directly transferred to your TSA certificate that represents your December 31, 1988, account balance attributable to a 403(b) annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts directly transferred to your TSA certificate in a contract exchange under the same plan or a direct transfer from another 403(b) plan.

If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer's plan.

Withdrawals from a designated Roth account in a TSA contract are subject to these withdrawal restrictions.


WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS

Amounts attributable to employer contributions are subject to withdrawal restrictions. Under the 2007 Regulations, these rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable. The plan may also impose withdrawal restrictions on employer contribution and related earnings.


EXCEPTIONS TO WITHDRAWAL REDUCTIONS

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.

TAX TREATMENT OF DISTRIBUTIONS FROM TSAS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA certificate, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA certificate, we assume that all amounts distributed from your TSA certificate are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account can be made is 2011. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is tax-



43  TAX INFORMATION
able. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan. For the special tax treatment applied to direct conversion rollovers, including "in-plan" Roth conversions see "Tax-deferred rollovers and direct transfers" and "In-plan Roth conversions" below.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse may also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

LOANS FROM TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public employee deferred compensation plans (EDC Plans)" later in this prospectus.

If the plan permits, loans are available from a 403(b) plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax requirements apply even if the plan is not subject to ERISA. Please see Appendix IV later in this prospectus for any state rules that may affect loans.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.


If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) Strategies TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.


TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) EDC plan, a traditional IRA or a TSA. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.

"IN-PLAN" ROTH CONVERSIONS. If permitted by the plan, participants who are eligible to withdraw amounts may make an "in-plan" direct



                                                             TAX INFORMATION  44
conversion rollover from a pre-tax account or a non-Roth after-tax account under the plan to a designated Roth account under the plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An "in-plan" direct conversion rollover is not subject to withholding but is a taxable transaction, so a participant considering an "in-plan" direct conversion rollover should consider the payment of estimated tax. No tax applies to the basis portion of a non-Roth after-tax amount so converted. Available under EQUI-VEST(R) Strategies on or about November 21, 2011.

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan. As described above under "In-plan Roth conversions", if the plan permits, you may also roll over non-Roth after-tax contributions to a designated Roth account under the plan.

ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may be rolled over to any of the following:

o another designated Roth contribution separate account under (i) another 403(b) plan; (ii) a 401(k) plan; or (iii) a governmental employer EDC plan; or

o    a Roth IRA.

They cannot be rolled over to a non-Roth after-tax contribution account under any of the above plans. Similar rules apply to rollovers of "designated Roth contributions" under a 401(k) plan or a governmental employer EDC plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) plan or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.


DISTRIBUTION REQUIREMENTS

TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.


SPOUSAL CONSENT RULES

If ERISA rules apply to your TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the participant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the participant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)

SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code include



45  TAX INFORMATION
governmental entities such as states, municipalities and state agencies (governmental employer). Since EQUI-VEST(R) Strategies is open only to governmental employer EDC plans; no rules applicable to tax-exempt employees are discussed.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.

CONTRIBUTION LIMITS. The maximum contribution for 2011 is the lesser of $16,500 or 100% of includible compensation.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $33,000 for 2011.

If the plan permits, an individual at least age 50 at any time during 2011 may be able to make up to $5,500 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.

For governmental employer EDC plans only, the plan may permit some or all of elective deferral contributions to be made as "designated Roth contributions" under Section 402A of the Code which are made on an after-tax basis. Unless otherwise indicated, the tax treatment of designated Roth contributions is described under "Tax-sheltered annuity contracts (TSAs)" previously in this Section.

ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

A governmental employer EDC plan which permits designated Roth elective deferral contributions to be made may also permit rollover contributions from another "designated Roth account" under another governmental employer EDC plan (or a 403(b) plan, or a 401(k) plan) to such a designated Roth account. Roth IRA funds may not be rolled over to such a designated Roth account.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, severs from employment with the employer or is faced with an unforeseeable emergency. Under Treasury Regulations, amounts may also be distributed on plan termination. Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan, because the funds are accounted for separately.

DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to TSAs. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

TAX TREATMENT OF DISTRIBUTIONS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions.

If the governmental employer EDC plan permits designated Roth contributions,
Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated



                                                             TAX INFORMATION  46

Roth account under a governmental employer EDC plan could be made is 2016. Therefore, earnings attributable to a designated Roth account may be includible in income.

TAX-DEFERRED ROLLOVERS. A participant in a governmental employer EDC plan, or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b) plan, or traditional
IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Distributions from a governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

If the governmental employer EDC plan permits designated Roth contributions, amounts attributable to designated Roth contributions may be rolled over to any of the following:

o another designated Roth contribution separate account under (i) another governmental employer EDC plan; (ii) a 403(b) plan; or (iii) a 401(k) plan; or

o    a Roth IRA.

They cannot be rolled over to a non-Roth after-tax contribution account under any of the above plans. Similar rules apply to rollovers of "designated Roth contributions" under a 403(b) plan or a 401(k) plan.

If the governmental employer EDC plan permits designated Roth contributions and also if permitted by the plan, participants who are eligible to withdraw amounts may make an "in-plan" direct conversion rollover from a non-Roth account under the plan to a designated Roth account under the plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An "in-plan" direct conversion rollover is not subject to withholding but typically produces taxable income.

LOANS. Same as for TSAs. (See "Loans from TSAs" under "Distributions from TSAs" earlier in this prospectus.)


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS

If you are a participant in a 403(b) plan or a governmental employer EDC plan, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.

Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, including 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION


Generally, 403(b) plan and 457(b) EDC plan participants must take the first required minimum distribution for the calendar year in which the participant turns age 70-1/2. However, 403(b) plan and 457(b) EDC plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 70-1/2, as follows:

o For 403(b) plan and 457(b) EDC plan participants who have not retired from service with the employer who provided the funds for this TSA or EDC contract by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.

The first required minimum distribution is for the calendar year in which you turn age 70-1/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70-1/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.



HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your TSA account or EDC account as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your



47  TAX INFORMATION
spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR RETIREMENT PLANS?

No, if you want, you can choose a different method for each of your retirement plans. For example, you can choose an annuity payout from your TSA certificate, a different annuity payout from a qualified plan, and an account-based annual withdrawal from an IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR CERTIFICATE BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our required minimum distribution (RMD) automatic withdrawal option. Otherwise, you will be responsible each year for asking us to pay the required minimum distribution withdrawal to you.

The IRS will let you calculate the required minimum distribution for each TSA that you maintain, using the method that you picked for that particular 403(b) funding vehicle. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall 403(b) plan required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSA contracts or custodial accounts that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans or TSAs to the amounts you have to take from your traditional IRAs and vice-versa.


WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA contract or custodial account that you own. Note that in the case of an EDC plan the distribution must be taken annually from the EDC contract.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Please note the temporary suspension of account-based required minimum distribution withdrawals, both lifetime and post-death, in calendar year 2009.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary."PLEASE NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.



                                                             TAX INFORMATION  48

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(R) Strategies processing and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST(R) Strategies TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

We might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status and number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a TSA or governmental employer 457(b) EDC plan which is not an eligible rollover distribution we generally withhold at a flat 10% rate.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA or governmental employer EDC plan. If


49  TAX INFORMATION
a non-periodic distribution from a TSA or governmental employer EDC plan is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from governmental employer 457(b) EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer 457(b) EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions which fit specified technical tax rules; or

o    loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant current spouse or former spouse.

A death benefit payment to the plan participant surviving spouse, or a qualified domestic relations order distribution to the plan participant current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


                                                             TAX INFORMATION  50

8. MORE INFORMATION



--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IA/A or Class IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)  to deregister Separate Account A under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account A;


(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)  to close a variable investment option to new contributions or transfers;
     and

(9)  to limit the number of variable investment options which you may elect.


If the exercise of these rights results in a material change in the underlying investment of the Separate Account, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or Online Account Access or from your financial professional.

The rates to maturity for new allocations as of February 15, 2011 and the related price per $100 of maturity value were as shown below.


--------------------------------------------------------------------------------
      FIXED MATURITY
       OPTIONS WITH
        JUNE 15TH               RATE TO                  PRICE
     MATURITY DATE OF         MATURITY AS OF           PER $100 OF
      MATURITY YEAR        FEBRUARY 15, 2011         MATURITY VALUE
--------------------------------------------------------------------------------
          2011                   3.00%(1)                $99.03

          2012                   3.00%(1)                $96.14

          2013                   3.00%(1)                $93.34

          2014                   3.00%(1)                $90.62

          2015                   3.00%(1)                $87.98

          2016                   3.00%(1)                $85.41

          2017                   3.00%(1)                $82.93

          2018                   3.00%(1)                $80.51
--------------------------------------------------------------------------------


51  MORE INFORMATION

--------------------------------------------------------------------------------
      FIXED MATURITY
       OPTIONS WITH
        JUNE 15TH               RATE TO                  PRICE
     MATURITY DATE OF         MATURITY AS OF           PER $100 OF
      MATURITY YEAR        FEBRUARY 15, 2011         MATURITY VALUE
--------------------------------------------------------------------------------
           2019                  3.00%(1)                $78.16

           2020                  3.05%                   $75.54
--------------------------------------------------------------------------------

(1) Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT


We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II later in this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.



ABOUT THE GENERAL ACCOUNT


This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not



                                                            MORE INFORMATION  52
been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

     -   on a non-business day:

     -   after 4:00 PM, ET on a business day; or

     -   after an early close of regular trading on the NYSE on a business day.


o When a charge is to be deducted on a participation date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS


o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o    the election of trustees;

o    the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.



SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the



53  MORE INFORMATION
dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.



STATUTORY COMPLIANCE

We have the right to change the terms of the contract and any certificate thereunder without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract and any certificate thereunder must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a participant's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.


FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

The owner may not assign a contract or certificate for any purpose.

You cannot assign a certificate as security for a loan or other obligation. Loans from account value, however, are permitted unless restricted by the employer.


FUNDING CHANGES

The employer or trustee can change the funding vehicle for the plan.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.



                                                            MORE INFORMATION  54

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation" ) to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 12.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 0.35% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2010) received additional payments. These additional payments ranged from $127 to $3,689,426. AXA Equitable and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.



55  MORE INFORMATION

1st Global Capital Corporation
Advantage Capital Corporation
AG Edwards
American General Securities Inc
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Colonial Brokerage, Inc.
Comerica Securities
Commonwealth Financial Network
CUSO Financial Services, LP
Essex National Securities Inc
FFP
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
Ironstone Securities, Inc
J.P. Turner & Co. LLC
James T. Borello & Co.
Janney Montgomery Scott
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities
Merrill Lynch Life Agency
MML Investors Services LLC
Morgan Keegan
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Pension Planners Securities Inc
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Oppenheimer & Co. Inc.
Raymond James & Associates Inc
Raymond James Financial Service
RBC Capital Markets Corp.
Robert W Baird
Royal Alliance Associates Inc.
RW Baird - Robert N. Baird & Co. Incorporated
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Gunnallen Financial, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners' Financial Service of America
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.


                                                            MORE INFORMATION  56

9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE




--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2010 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


57  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information



--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 1.20% and 0.50%. The unit values and number of units outstanding for contracts offered under Separate Account A with daily asset charges of 0.90% and 0.70% are available in the Statement of Additional Information. To request a copy of the Statement of Additional Information, please contact our Processing Office. At the date of this Prospectus, unit values and number of units outstanding for contracts offered under Separate Account A with an asset based charge of 0.25% did not exist. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%.




--------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                              2001       2002        2003         2004         2005
--------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --       $ 109.19     $ 120.60     $ 128.76
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --              1           12           32
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --       $ 102.19     $ 107.05     $ 108.35
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --              2           31           42
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --       $ 104.18     $ 110.91     $ 113.14
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --              3           21           44
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --     $ 165.24
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --       $ 108.00     $ 119.18     $ 125.60
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --              2           50          122
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                   --         --             --           --     $ 130.98
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --             --           --           --
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                             2006         2007        2008          2009          2010
--------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --      $ 104.51     $ 118.72
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --             3           18
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 149.99     $ 157.32     $  94.51      $ 118.85     $ 132.78
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            83          150          183           240          367
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 113.87     $ 119.03     $ 104.64      $ 113.55     $ 120.34
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            55          100          129           137          165
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 121.57     $ 126.70     $ 100.86      $ 114.02     $ 122.87
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            80          145          141           173          238
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 180.56     $ 190.05     $ 142.17      $ 164.76     $ 179.37
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             3           27           54            62           73
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 142.10     $ 149.35     $ 100.67      $ 121.30     $ 133.69
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           290          487          554           652          867
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --            --     $ 106.03
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --            --            5
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --            --     $ 103.13
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --            --            7
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --            --     $ 104.88
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --            --            2
--------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
--------------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --            --     $ 104.17
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --            --            3
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 160.24     $ 177.32     $  86.55      $ 108.95     $ 113.54
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             3           16           24            31           32
--------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. (CONTINUED)





----------------------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDING  DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                            2001         2002          2003         2004         2005
----------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --     $ 174.78
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 132.52     $ 109.12      $ 141.44     $ 154.51     $ 157.16
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          119          183           219          284          294
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --     $  75.88      $  96.00     $ 115.37     $ 126.34
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           74            85          120          197
----------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --     $ 107.01     $ 112.23
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --            6           50
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
  Unit value                              $  87.02     $  63.23      $  79.94     $  81.81     $  87.90
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            3             4            6            8
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --     $  54.11      $  66.27     $  69.10     $  71.76
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            5            11           12           17
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 108.22     $  80.55      $ 104.65     $ 114.66     $ 120.15
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           31          130           142          147          147
----------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --     $ 171.66
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 107.19      $ 109.48     $ 112.60     $ 113.71
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           45            72           95          130
----------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --     $ 164.80
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 105.94     $  92.57      $ 119.93     $ 130.94     $ 143.22
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           47           133          180          241
----------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDING  DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                            2006         2007         2008         2009         2010
----------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 188.69     $ 218.08     $ 119.54     $ 160.64     $ 212.01
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1            3            7            9           11
----------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 108.27     $  97.73     $  64.30     $  81.46     $ 100.02
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2           10           15           15           17
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 187.75     $ 187.68     $ 117.63     $ 151.42     $ 167.98
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          276          266          237          251          300
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 156.89     $ 170.79     $  96.19     $ 123.78     $ 129.72
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          231          237          198          175          164
----------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 128.59     $ 131.73     $  88.11     $  97.11     $ 111.01
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           67           72           68           68           74
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
  Unit value                              $  91.39     $ 101.24     $  54.79     $  70.85     $  78.76
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            9           12           12           15           21
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                              $  76.14     $  79.35     $  46.72     $  61.59     $  68.72
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           27           43           41           39           33
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 133.03     $ 133.60     $  79.64     $ 103.44     $ 118.34
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          143          370          316          277          243
----------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 188.20     $ 192.89     $ 107.37     $ 136.48     $ 156.63
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           17           29           31           35
----------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 116.91     $ 119.09     $ 107.14     $ 108.70     $ 113.61
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          144          159          122          139          130
----------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------
  Unit value                                    --     $  97.03     $  58.27     $  76.38     $  84.34
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            8           19           36           56
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 187.87     $ 195.29     $ 121.23     $ 151.14     $ 171.22
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            2           16           35           45           54
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 154.70     $ 174.30     $ 102.82     $ 129.84     $ 147.86
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          295          326          333          315          275
----------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------
  Unit value                              $ 104.34     $ 105.20     $  70.88     $  91.41     $ 100.52
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           22          149          134          120          113
----------------------------------------------------------------------------------------------------------------


I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. (CONTINUED)





---------------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                             2001        2002         2003         2004         2005
---------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --           --           --
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --           --     $ 105.14
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --           --            5
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --     $ 113.27     $ 116.74
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --            7           62
---------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --           --     $  97.53
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 87.48     $ 81.32      $ 125.29     $ 153.09     $ 200.85
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           44          54            69           95          144
---------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --           --     $ 140.78
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 67.97      $  89.06     $  99.97     $ 115.69
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          12            31           75           97
---------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --           --     $ 115.10
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --           --            3
---------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 95.23     $ 76.16      $  95.42     $ 104.53     $ 107.33
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           32          35            35           38           39
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 85.14     $ 66.44      $  80.11     $  88.18     $  93.39
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           21          26            31           32           31
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 70.52     $ 47.97      $  58.38     $  62.52     $  70.99
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          438         383           362          311          281
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 92.82     $ 60.23      $  76.94     $  85.62     $  92.23
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          316         265           250          232          215
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --            --           --     $ 106.44
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --            --           --            6
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 94.71     $ 80.81      $ 102.78     $ 115.20     $ 120.01
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           71         173           235          340          396
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                             2006         2007         2008         2009         2010
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                     --    $  95.25     $  59.39     $  75.38     $  82.21
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --          69           87           86           85
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 116.57    $ 119.10     $ 101.40     $ 116.85     $ 126.55
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            12          21           18           17           19
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 137.07    $ 148.00     $ 101.39     $ 141.70     $ 185.71
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            80         128          143          181          264
---------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $  99.66    $ 107.62     $ 113.22     $ 114.06     $ 119.80
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            14          37           73           76          101
---------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 271.98    $ 381.60     $ 160.80     $ 238.40     $ 262.52
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           181         196          162          167          176
---------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 143.80    $ 152.20     $ 156.16     $ 151.16     $ 156.03
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           1            1            2            2
---------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 136.30    $ 155.16     $  84.53     $ 113.03     $ 121.97
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           121         116          128          167          224
---------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 142.89    $ 164.04     $  96.79     $ 131.24     $ 149.04
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            14          40           40           42           49
---------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 127.65    $ 124.59     $  74.13     $  96.91     $ 107.54
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            39          38           31           26           29
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 104.21    $ 106.95     $  66.14     $  82.67     $  93.27
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            28          26           26           22           25
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------
  Unit value                               $  69.76    $  78.56     $  49.46     $  66.57     $  76.26
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           249         223          194          188          179
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $  98.21    $ 112.19     $  68.46     $  91.21     $ 103.14
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           178         167          153          147          145
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 112.35    $ 104.42     $  44.66     $  52.58     $  59.54
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            41          49           27           28           30
---------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------
  Unit value                               $ 143.93    $ 135.87     $  76.51     $  91.17     $ 101.70
---------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           471          42           64           78           77
---------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-3

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. (CONTINUED)





--------------------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                             2001        2002         2003        2004         2005
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --     $ 106.09
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --            3
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --     $ 105.72
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --            2
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 85.57    $  68.93     $  97.80     $ 112.12     $ 117.83
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          106         195          301          399           --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                               $ 88.97    $  74.98     $  98.72     $ 114.94     $ 126.42
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          126         261          291          333          377
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                               $112.74    $ 112.77     $ 112.05     $ 111.56     $ 113.12
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          125         107           83           75           68
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --     $ 104.69     $ 109.03
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --            6
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --     $ 123.86
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --            4
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --     $  99.44
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --           35
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --     $ 149.02
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --    $  81.65     $ 117.68     $ 136.81     $ 140.93
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          18           59          104          133
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --     $ 111.26     $ 114.31
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --            2           26
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                    --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --           --           --           --
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
                                              2006         2007         2008        2009        2010
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 122.86     $ 125.59    $  78.71    $  91.85     $ 106.61
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             10           13          12          11           17
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 117.71     $ 128.70    $  87.77    $ 108.85     $ 122.57
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5           10          13          40           65
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 129.84     $ 138.57    $  69.43    $  93.48     $ 116.13
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            494          531         504         465          434
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 140.50     $ 136.59    $  81.55    $ 109.46     $ 132.44
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            382          349         268         368          333
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 127.45     $ 132.18    $ 133.68    $ 132.46     $ 131.00
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            1           2           1            1
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 116.29     $ 138.79    $  92.02    $ 117.96     $ 126.12
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5           11          33          40           47
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 133.70     $ 161.70    $  84.15    $ 130.59     $ 170.69
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             12           34          47          85          149
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 107.15     $ 107.60    $  65.81    $  81.35     $  89.97
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8           73          71          61           51
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 110.99     $ 115.91    $  67.86    $  92.93     $ 105.76
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3           17          29          36           52
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                $  98.64     $ 108.63    $ 102.98    $ 109.89     $ 109.49
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             56           73         145         198          180
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 153.26     $ 158.68    $ 146.86    $ 135.29     $ 142.01
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            1           1         123          108
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 163.91     $ 158.96    $ 103.45    $ 128.91     $ 160.25
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            167          193         185         195          188
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 108.40     $ 114.84    $  65.57    $  92.41     $ 106.26
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             30          152         155         200          266
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                $ 107.73     $ 108.55    $  63.47    $  81.54     $  87.00
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1           54          43          51           65
--------------------------------------------------------------------------------------------------------------


I-4 APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. (CONTINUED)





---------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
---------------------------------------------------------------------------------------------------------
                                             2001         2002        2003        2004         2005
---------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --     $ 109.27     $ 117.68
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           21
---------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --     $ 104.39
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --            9
---------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                               $ 76.26      $ 57.25     $ 78.17     $  82.67     $  84.92
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           10           16          26           53           44
---------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                    --           --          --           --           --
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --          --           --           --
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
---------------------------------------------------------------------------------------------------------
                                              2006         2007         2008        2009         2010
---------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                                $ 132.73     $ 132.66     $ 78.60     $ 102.84     $ 114.89
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             46           65          64           57           52
---------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------------------
  Unit value                                $ 119.54     $ 115.14     $ 71.73     $  91.00     $ 103.59
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             23           32          24           24           27
---------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                                $  88.82     $  97.69     $ 69.88     $  96.86     $ 112.25
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             38           41          47           60           85
---------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 105.87
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --           46
---------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 109.26
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            1
---------------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 104.26
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            4
---------------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 108.58
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            2
---------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 113.52
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --           10
---------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 106.27
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --           10
---------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 113.45
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --           29
---------------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 105.97
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --           15
---------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 118.95
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            1
---------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 101.87
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            8
---------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 119.10
---------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            4
---------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-5

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. (CONTINUED)





-------------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------
                                          2001         2002         2003         2004         2005
-------------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
-------------------------------------------------------------------------------------------------------------
  Unit value                               --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                               --              --           --           --    $  91.83
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $ 106.88     $ 109.55     $ 112.44    $ 113.04
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              83          100          106         121
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $  78.18     $ 103.76     $ 120.87    $ 137.87
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              17           31           62          71
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $  76.54     $  96.89     $ 104.99    $ 110.72
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              21           31           33          31
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $  79.20     $ 102.57     $ 115.96    $ 122.70
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              32           39           51          62
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $  62.08     $  86.02     $  94.96    $ 101.69
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              43           94          125         122
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $  73.80     $ 102.53     $ 116.68    $ 123.75
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              36           66           91          89
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------
  Unit value                               --              --           --           --    $ 123.10
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
  Unit value                               --              --           --     $ 114.62    $ 121.73
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              --           --            1          26
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $ 112.91     $ 153.26     $ 177.32    $ 183.41
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              27           54          102         120
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------
  Unit value                               --        $  56.71     $  88.33     $  91.63    $ 100.73
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --               9           31          130         128
-------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------
  Unit value                               --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------
  Unit value                               --              --           --           --          --
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)      --              --           --           --          --
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDING DECEMBER 31,
-------------------------------------------------------------------------------------------------------------
                                               2006        2007         2008         2009        2010
-------------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
-------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --          --           --     $ 110.84
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --          --           --            5
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                                $  95.60     $ 105.47    $  55.70     $  75.73     $  88.22
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            2           5           20           23
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 115.90     $ 121.67    $ 123.17     $ 131.81     $ 138.31
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            111          108          95           97          127
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 170.70     $ 189.61    $  98.85     $ 126.88     $ 134.08
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             89           88          80           70           63
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 124.24     $ 128.89    $  76.99     $ 100.80     $ 111.08
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             29           30          27           23           19
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 144.66     $ 148.12    $  91.53     $ 111.11     $ 124.21
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             87           93          86           77           69
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 110.13     $ 121.76    $  67.87     $  95.07     $ 119.18
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            116          107          96           92           79
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 140.28     $ 138.72    $  87.76     $ 125.17     $ 154.48
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             85           82          69           66           62
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 134.04     $ 136.92    $  80.78     $  87.51     $  92.20
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            2         154          139          144
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 132.55     $ 135.77    $  77.65     $ 103.21     $ 130.17
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             50           72          59           50           42
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 210.41     $ 187.41    $ 115.05     $ 143.69     $ 176.76
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            127          112          94           85           70
-------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 106.79     $ 124.72    $  65.21     $ 102.08     $ 118.71
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            124          126         121          131          140
-------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 108.37     $ 114.81    $  78.86     $  93.74     $ 102.55
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            5          11           13           18
-------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------------
  Unit value                                $ 109.32     $ 115.96    $  74.45     $  90.62     $ 100.22
-------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2           15          24           33           39
-------------------------------------------------------------------------------------------------------------


I-6 APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW, AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. (CONTINUED)





-----------------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDING DECEMBER 31,
-----------------------------------------------------------------------------------------------------------
                                           2001          2002          2003        2004        2005
-----------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                --            --            --          --          --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            --          --          --
-----------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                --            --            --          --          --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            --          --          --
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDING DECEMBER 31,
-----------------------------------------------------------------------------------------------------------
                                             2006         2007         2008        2009        2010
-----------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 110.21     $ 116.92     $ 71.58     $ 88.79     $ 98.89
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             1            7          14          22          32
-----------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 110.99     $ 118.22     $ 68.52     $ 86.50     $ 96.81
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            5           9          12          19
-----------------------------------------------------------------------------------------------------------



                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-7

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.




-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                            2002         2003         2004         2005          2006
-----------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --        $ 109.38     $ 121.67     $ 130.82      $ 153.46
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --        $ 102.37     $ 108.00     $ 110.08      $ 116.51
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --        $ 104.36     $ 111.89     $ 114.94      $ 124.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --      $ 103.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --        $ 108.19     $ 120.23     $ 127.61      $ 145.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --      $ 105.97
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --      $ 103.84
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-----------------------------------------------------------------------------------------------------------
  Unit value                                 --              --           --           --      $ 108.50
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        --              --           --           --            --
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                              2007          2008        2009         2010
-----------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 104.73     $ 119.82
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 162.11     $  98.08     $ 124.22     $ 139.76
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            1            2            2
-----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 122.65     $ 108.60     $ 118.67     $ 126.66
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 130.56     $ 104.67     $ 119.17     $ 129.33
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 109.30     $  82.34     $  96.11     $ 105.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 153.90     $ 104.47     $ 126.77     $ 140.71
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            3            5            5
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --     $ 106.56
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --     $ 103.64
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --     $ 105.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --     $ 104.68
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 118.10     $  58.05     $  73.60     $  77.24
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1            1           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 120.87     $  66.73     $  90.30     $ 120.02
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  98.64     $  65.36     $  83.39     $ 103.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------


I-8 APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)




-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                            2002         2003         2004         2005          2006
-----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 88.81     $ 115.93      $ 127.54     $ 130.65     $ 157.18
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 62.51     $  79.64      $  96.39     $ 106.30     $ 132.94
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                    --           --      $ 107.17     $ 113.20     $ 130.62
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 57.22     $  72.85      $  75.08     $  81.24     $  85.06
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 47.88     $  59.05      $  62.01     $  64.85     $  69.30
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 73.83     $  96.60      $ 106.60     $ 112.49     $ 125.42
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --     $ 104.17
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                               $108.01     $ 111.09      $ 115.07     $ 117.03     $ 121.18
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --     $ 103.22
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 93.38     $ 121.84      $ 133.98     $ 147.58     $ 160.53
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --     $ 104.56
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                    --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            --           --           --
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                              2007        2008         2009         2010
-----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 158.23    $  99.88     $ 129.48     $ 144.66
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 145.75    $  82.67     $ 107.14     $ 113.07
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 134.77    $  90.78     $ 100.76     $ 116.00
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            1            1
-----------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  94.90    $  51.72     $  67.36     $  75.42
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  72.73    $  43.13     $  57.26     $  64.34
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 126.86    $  76.16     $  99.62     $ 114.78
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 107.52    $  60.28     $  77.16     $  89.18
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2           1            1            1
-----------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 124.31    $ 112.63     $ 115.08     $ 121.12
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  97.46    $  58.95     $  77.82     $  86.53
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 108.06    $  67.56     $  84.82     $  96.77
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 182.16    $ 108.22     $ 137.63     $ 157.83
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           1            1            1
-----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 106.18    $  72.05     $  93.57     $ 103.63
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  95.67    $  60.08     $  76.79     $  84.35
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --
-----------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-9

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)




-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                            2002         2003         2004         2005          2006
-----------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --      $ 105.64     $ 117.94
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                                   --           --     $ 113.44      $ 117.75     $ 139.23
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --      $  97.69     $ 100.53
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 70.62     $ 109.56     $ 134.82      $ 178.13     $ 242.92
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --            --     $ 100.44
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 61.65     $  81.36     $  91.97      $ 107.18     $ 127.17
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --      $ 115.64     $ 144.57
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 78.07     $  98.51     $ 108.69      $ 112.39     $ 134.61
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 64.03     $  77.76     $  86.19      $  91.93     $ 103.30
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 44.22     $  54.21     $  58.46      $  66.85     $  66.16
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 35.99     $  46.31     $  51.89      $  56.29     $  60.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                   --           --           --      $ 106.62     $ 113.34
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                              $ 89.18     $ 114.24     $ 128.95      $ 135.28     $ 163.40
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           --           --            --           --
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                              2007         2008         2009         2010
-----------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 121.36     $ 104.07     $ 120.76     $ 131.72
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 151.41     $ 104.46     $ 147.03     $ 194.05
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            1            1            2
-----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 109.34     $ 115.84     $ 117.53     $ 124.32
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 343.25     $ 145.67     $ 217.50     $ 241.20
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --            1            1
-----------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 107.06     $ 110.63     $ 107.84     $ 112.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 145.80     $  80.00     $ 107.72     $ 117.07
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            1            1           --
-----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 167.16     $  99.33     $ 135.64     $ 155.13
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 132.31     $  79.29     $ 104.38     $ 116.66
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 106.78     $  66.51     $  83.72     $  95.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  75.03     $  47.58     $  64.48     $  74.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --            1            1            1
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $  69.45     $  42.68     $  57.27     $  65.22
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --            1            1
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 106.08     $  45.70     $  54.18     $  61.79
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 155.34     $  88.09     $ 105.72     $ 118.77
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --            0
-----------------------------------------------------------------------------------------------------------


I-10 APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)




-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                             2002         2003         2004         2005         2006
-----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 105.59     $ 124.31
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 106.21     $ 119.10
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 71.73     $ 102.49     $ 118.33     $ 125.23     $ 138.97
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 95.25     $ 126.30     $ 148.09     $ 164.04     $ 183.59
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 100.76
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --     $ 104.85     $ 109.97     $ 118.12
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $ 124.44     $ 135.28
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 107.38
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 111.23
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --     $  99.91     $  99.80
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 100.81
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 82.28     $ 119.41     $ 139.82     $ 145.04     $ 169.88
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --     $ 111.43     $ 115.29     $ 110.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                             2007          2008        2009         2010
-----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 127.98      $  80.78    $  94.93     $ 110.97
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 131.15      $  90.08    $ 112.50     $ 127.57
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 149.37      $  75.38    $ 102.20     $ 127.87
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --           1            1
-----------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 179.75      $ 108.09    $ 146.11     $ 178.03
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --           1            1
-----------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 105.25      $ 107.20    $ 106.97     $ 106.54
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 141.99      $  94.81    $ 122.39     $ 131.79
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 164.77      $  86.36    $ 134.96     $ 177.66
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --           1            1
-----------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 108.61      $  66.89    $  83.28     $  92.75
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 116.99      $  68.98    $  95.14     $ 109.04
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 110.69      $ 105.68    $ 113.57     $ 113.96
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 105.12      $  97.98    $ 103.61     $ 109.76
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 165.93      $ 108.75    $ 136.48     $ 170.86
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 117.48      $  67.56    $  95.88     $ 111.04
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            --          --           --
-----------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-11

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)




-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                              2002        2003         2004         2005         2006
-----------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --     $ 107.79
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --     $ 109.44     $ 118.70     $ 134.82
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --     $ 104.88     $ 120.95
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                 $ 56.66     $ 77.91     $  82.98     $  85.83     $  90.42
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                              2007         2008        2009         2010
-----------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 109.56     $ 64.51    $  83.47     $  89.69
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 135.71     $ 80.98    $ 106.71     $ 120.05
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 117.33     $ 73.61    $  94.05     $ 107.82
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 100.16     $ 72.15    $ 100.72     $ 117.54
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 106.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 109.52
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 104.77
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 109.11
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 114.08
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 106.52
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 113.71
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 106.49
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 119.23
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------


I-12 APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)




-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                             2002         2003         2004         2005         2006
-----------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 105.24
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 107.64     $ 111.11     $ 114.85     $ 116.28     $ 120.06
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                               $  78.74     $ 105.24     $ 123.46     $ 141.82     $ 176.83
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                               $  77.08     $  98.27     $ 107.24     $ 113.89     $ 128.70
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                               $  79.76     $ 104.03     $ 118.45     $ 126.22     $ 149.85
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                               $  62.53     $  87.24     $  96.99     $ 104.60     $ 114.09
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                               $  74.33     $ 103.99     $ 119.18     $ 127.30     $ 145.32
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --           --           --     $ 102.63
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                     --           --     $ 114.80     $ 122.78     $ 134.64
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                               $ 108.77     $ 148.68     $ 173.24     $ 180.45     $ 208.48
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------
                                              2007         2008        2009        2010
-----------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 102.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 119.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
-----------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 111.10
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 116.93    $  62.19    $  85.16     $  99.90
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 126.94    $ 129.41    $ 139.47     $ 147.39
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 197.82    $ 103.86    $ 134.26     $ 142.88
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 134.47    $  80.89    $ 106.66     $ 118.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 154.53    $  96.17    $ 117.57     $ 132.37
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 127.03    $  71.31    $ 100.60     $ 127.00
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 144.72    $  92.21    $ 132.45     $ 164.62
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 105.59    $  80.57    $  88.11     $  93.72
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 138.89    $  80.00    $ 107.09     $ 136.02
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------
  Unit value                                $ 187.01    $ 115.62    $ 145.43     $ 180.17
-----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --            1
-----------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-13

THE UNIT VALUES AND NUMBER OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)




----------------------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------
                                            2002        2003        2004        2005         2006
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 57.12     $ 89.59     $ 93.59     $ 103.61     $ 110.62
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --           --     $ 108.60
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --           --     $ 109.56
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --           --     $ 110.45
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --           --     $ 111.24
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --           --           --
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------
                                              2007          2008        2009         2010
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------
  Unit value                                $ 130.12      $ 68.52     $ 108.02     $ 126.51
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --            1
----------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                $ 115.88      $ 80.16     $  95.96     $ 105.72
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                $ 117.04      $ 75.68     $  92.77     $ 103.33
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                $ 118.01      $ 72.76     $  90.90     $ 101.96
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
----------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                $ 119.32      $ 69.65     $  88.55     $  99.81
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --
----------------------------------------------------------------------------------------------------------



I-14 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Market value adjustment example



--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2011 to a fixed maturity option with a maturity date of June 15, 2019 (eight years later) at a hypothetical rate to maturity of 7.00% (H) , resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2015.(a)






------------------------------------------------------------------------------------------------------------------------------------
                                                                              HYPOTHETICAL ASSUMED RATE TO MATURITY(J)
                                                                                           ON JUNE 15, 2015
                                                                        ------------------------------------------------------------
                                                                                         5.00%                   9.00%
------------------------------------------------------------------------------------------------------------------------------------
AS OF JUNE 15, 2015 BEFORE WITHDRAWAL
------------------------------------------------------------------------------------------------------------------------------------
(1)  Market adjusted amount(b)                                                         $141,389                $121,737
------------------------------------------------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                                           $131,104                $131,104
------------------------------------------------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                                                 $ 10,285                $ (9,367)
------------------------------------------------------------------------------------------------------------------------------------
ON JUNE 15, 2015 AFTER $50,000 WITHDRAWAL
------------------------------------------------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:                 $  3,637                $ (3,847)
    (3) x [$50,000/(1)]
------------------------------------------------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:$50,000 - (4)             $ 46,363                $ 53,847
------------------------------------------------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                                               $ 91,389                $ 71,737
------------------------------------------------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                                                   $ 84,741                $ 77,257
------------------------------------------------------------------------------------------------------------------------------------
(8) maturity value (d)                                                                 $111,099                $101,287
------------------------------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

 (a)   Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)   Market adjusted amount is based on the following calculation:

         Maturity value    =         $171,882         where j is either 5% or 9%
       ------------------      ---------------------
         (1+j)(D/365)            (1+j)(1,461/365)

 (c)   Fixed maturity amount is based on the following calculation:

         Maturity value    =         $171,882
       ------------------      ---------------------
         (1+h)(D/365)           (1+0.07)(1,461/365)

 (d)   Maturity value is based on the following calculation:

       Fixed maturity amount x (1+h)(D/365)  =
       ($84,741 or $77,257) x (1+0.07)(1,461/365)


                               APPENDIX II: MARKET VALUE ADJUSTMENT EXAMPLE II-1

Appendix III: Death benefit example



--------------------------------------------------------------------------------

If you do not elect the enhanced death benefit, the death benefit is equal to
(i) your account value (without any negative market value adjustment), or (ii) the standard death benefit, less any outstanding loan balance (including any accrued, but unpaid loan interest). The standard death benefit is equal to your total contributions, adjusted for withdrawals, including any withdrawal charges and taxes that may apply. If you elect the enhanced death benefit, the death benefit is equal to (i) the account value (without any negative market adjustment that would otherwise apply), or (ii) the enhanced death benefit as of the date of your death, whichever provides the highest amount.

Please see "Death benefit" under "Contract features and benefits" earlier in this prospectus for more detailed information.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no loans or withdrawals, the death benefit for a participant age 45 would be calculated as follows:


-----------------------------------------------------------------------------------------------
   END OF PARTICIPATION YEAR   ACCOUNT VALUE(1)   CONTRIBUTION    ENHANCED DEATH BENEFIT
-----------------------------------------------------------------------------------------------
              1                  $105,000(2)        $100,000            $100,000
-----------------------------------------------------------------------------------------------
              2                  $115,500(2)                            $100,000
-----------------------------------------------------------------------------------------------
              3                  $129,360(2)                            $129,360(2)
-----------------------------------------------------------------------------------------------
              4                  $103,488                               $129,360(3)
-----------------------------------------------------------------------------------------------
              5                  $113,837                               $129,360(3)
-----------------------------------------------------------------------------------------------
              6                  $127,497                               $129,360(3)
-----------------------------------------------------------------------------------------------
              7                  $127,497                               $129,360(3)
-----------------------------------------------------------------------------------------------
              8                  $133,872(2)                            $129,360
-----------------------------------------------------------------------------------------------
              9                  $147,259                               $147,259(4)
-----------------------------------------------------------------------------------------------

The account values for participation years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%,
12.00%, 0.00%, 5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1) If the enhanced death benefit was not elected, the death benefit on each participation date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the enhanced death benefit was elected, at the end of participation years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in participation year 3, the enhanced death benefit is increased to equal the account value.

(3) At the end of participation years 4, 5, 6 and 7, the death benefit would be equal to the enhanced death benefit since it is higher than the account value. Also, at the end of participation year 6, no adjustment would be made to the enhanced death benefit, since the enhanced death benefit is higher than the account value.

(4) At the end of participation year 9, the enhanced death benefit would be increased to the account value, since the account value on the participation date anniversary is higher than the current enhanced death benefit.


III-1 APPENDIX III: DEATH BENEFIT EXAMPLE

Appendix IV: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(R) STRATEGIES FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:





------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS           CONTRACT TYPE        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Contract features and      All contract types   If you reside in the state of California and you are age 60
                benefits"--"Your right                               or older at the time the contract is issued, you may return
                to cancel within a                                   your variable annuity contract within 30 days from the date
                certain number of days"                              that you receive it and receive a refund as described below.

                                                                     If you allocate your entire initial contribution to the
                                                                     EQ/Money Market option, the amount of your refund will
                                                                     be equal to your contribution less interest, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your
                                                                     request to cancel at our processing office. This amount
                                                                     could be less than your initial contribution. If you allocate any portion of your initial contribution to variable investment options other than the EQ/Money Market option,
                                                                     your refund will be equal to your account value on the date we receive your request to cancel at our processing office.
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA         See "Your right to cancel       All contract types   If you reside in the state of Florida and you are age 65 or
                within a certain number of                           older at the time the contract is issued, you may cancel
                days" in "Contract features                          your variable annuity contract and return it to us within 21
                and benefits"                                        days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value
                                                                     provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the
                                                                     contract.

                                                                     If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to your contributions, including any contract fees or charges.

                See "Withdrawal charge" in                           If you are age 65 or older at the time your contract is
                "Charges and expenses"                               issued, the applicable withdrawal charge will not exceed
                                                                     10% of the amount withdrawn. In addition, no charge will
                                                                     apply after the end of the 10th contract year or 10 years
                                                                     after a contribution is made, whichever is later.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   See "Withdrawal Charge" in      All contract types   Waivers (4), (5), and (6) are not available.
                the "Charges under the con-
                tract" section under "Charges
                and expenses"
------------------------------------------------------------------------------------------------------------------------------------
MISSOURI        See "Withdrawal Charge" in      All contract types   Waiver (4) regarding total disability is not available.
                the "Charges under the con-
                tract" section under "Charges
                and expenses"
------------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE   See "Withdrawal Charge" in      All contract types   Waiver (6) regarding the definition of a nursing home was
                the "Charges under the con-                          changed to "(a) a provider of skilled nursing care service",
                tract" section under "Charges                        while it only needs to "provide continuous room and board."
                and expenses"
------------------------------------------------------------------------------------------------------------------------------------


                   APPENDIX IV: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                              CERTAIN FEATURES AND BENEFITS IV-1


------------------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS           CONTRACT TYPE            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   See "Loans under TSA and        All contract types       Taking a loan in excess of Internal Revenue Code limits
               governmental employer EDC                                may result in adverse tax consequences. Please consult
               contracts" in "Accessing your                            your tax adviser before taking a loan that exceeds the
               money"                                                   Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
TEXAS          See "Loans" in "Accessing       All contract types       Taking a loan in excess of the Internal Revenue Code limits
               your money"                                              may result in adverse tax consequences. Please consult
                                                                        your tax adviser before taking a loan that exceeds the
                                                                        Internal Revenue Code limits.

               See "What are your invest-      For all new and          Unavailable variable investment options:
               ment options under the          existing TSA contract    The variable investment options that invest in portfolios of
               contract" in "Contract fea-     owners (regardless of    unaffiliated trusts are not available. You may allocate
               tures and benefits".            the contract issue       amounts to the variable investment options that invest in
                                               date) who are            the AXA Tactical Manager Portfolios.
                                               employees of public
                                               school districts and
                                               open enrollment
                                               charter schools
                                               (grades K-12), who are
                                               participants in the
                                               TSA plan, the
                                               providers of which are
                                               subject to the 403(b)
                                               Certification Rules of
                                               the Teacher Retirement
                                               System of the State of
                                               Texas, and who enroll
                                               and contribute to the
                                               TSA contracts through
                                               a salary reduction
                                               agreement.
------------------------------------------------------------------------------------------------------------------------------------
VERMONT        See "Loans under TSA and        All contract types       Taking a loan in excess of Internal Revenue Code limits
               governmental employer EDC                                may result in adverse tax consequences. Please consult
               contracts" in "Accessing your                            your tax adviser before taking a loan that exceeds the
               money"                                                   Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON     See "Withdrawal Charge" in      All contract types       Waiver (6) regarding the definition of a nursing home is
               the "Charges under the con-                              deleted, and replaced with the following:
               tract" section under "Charges
               and expenses"                                            "A nursing home for this purpose means any home, place, or institution which operates or maintains facilities
                                                                        providing convalescent or chronic care, or both, for a
                                                                        period in excess of twenty-four consecutive hours for
                                                                        three or more patients not related by blood or marriage to the operator, who by reasons of illness or infirmity, are
                                                                        unable to properly care for themselves and as further
                                                                        defined in RCW 18.51.010"
------------------------------------------------------------------------------------------------------------------------------------



IV-2 APPENDIX IV: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information



--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE

Who is AXA Equitable?                                                          2

Calculation of annuity payments                                                2

Custodian and independent registered public accounting firm                    2

Distribution of the contracts                                                  2

Calculating unit values                                                        3

Condensed financial information                                                4

Financial Statements                                                          17


HOW TO OBTAIN AN EQUI-VEST(R) STRATEGIES (SERIES 900) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
     EQUI-VEST(R)
     Employer Sponsored Programs
     Processing Office
     AXA Equitable
     P.O. Box 4956
     Syracuse, NY 13221-4956

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me an EQUI-VEST(R) Strategies (Series 900) Statement of Additional Information dated May 1, 2011



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                                            State             Zip



                                                                          e13445

EQUI-VEST(R) STRATEGIES (Series 900)

A group flexible premium deferred variable annuity contract

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2011


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R) STRATEGIES, dated May 1, 2011. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.


TABLE OF CONTENTS



Who is AXA Equitable?                                                      2

Calculation of annuity payments                                            2

Custodian and independent registered public accounting firm                2

Distribution of the contracts                                              2

Calculating unit values                                                    3

Condensed financial information                                            4

Financial statements                                                      17



                 EQUI-VEST(R) is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).
     Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC, 1290 Avenue of the Americas, New York, NY 10104
                             Copyright 2011 AXA Equitable Life Insurance Company - All rights reserved
                                                AXA Equitable Life Insurance Company
                                                    1290 Avenue of the Americas
                                                         New York, NY 10104
                                                            212-554-1234



                                                                          e13445
                                                        EV Strategies Series 900

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CALCULATION OF ANNUITY PAYMENTS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3-1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3-1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3-1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.



ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS

To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2011, the annuity payment due in December 2011 would be $95.19 (the number of units (26.74) times $3.56).



CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2010 and for each of the two years in the period ended December 31, 2010, and the consolidated financial statements of AXA Equitable at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $576,147,169 in 2010, $557,277,070 in 2009 and $677,871,467 in 2008. Of these amounts, for each of these three years, AXA Advisors retained $364,376,758, $306,063,542 and $356,304,358, respectively.

Under a Distribution Agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Distributors, LLC, distribution fees of $399,625,078 in 2010, $429,091,474 in 2009 and $750,235,874 in 2008, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A. Of these amounts, for each of these three years, AXA Distributors, LLC retained $10,963,063, $40,223,293 and $81,519,894, respectively.

CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) Strategies may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

                                      (a)
                                     -----  - c
                                      (b)

where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CONDENSED FINANCIAL INFORMATION

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option as of the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90% and 0.70%. The information presented is shown for the past ten years, or from the first year the particular contracts were offered, if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



---------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                             ------------------------------------------------------------------------------
                                                     2001       2002          2003          2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION                                --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION                           --         --          $ 109.27      $ 121.06     $ 129.64     $ 151.47
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --            1            5
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION                         --         --          $ 102.27      $ 107.45     $ 109.09     $ 115.00
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --            1            1
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION                    --         --          $ 104.26      $ 111.33     $ 113.91     $ 122.77
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --            2            4
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION                             --         --                --            --     $ 183.99     $ 201.66
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           56           60
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION                        --         --          $ 108.08      $ 119.63     $ 126.46     $ 143.50
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --             1            6           16
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I                          --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I                          --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000-I                         --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER INTERNATIONAL-I                --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL                  --         --                --            --     $ 147.18     $ 180.59
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           28           31
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH               --         --                --            --     $ 179.44     $ 194.31
---------------------------------------------------------------------------------------------------------------------------
 Unit value                                         --         --                --            --           11           11
---------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)
---------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                         -----------------------------------------------------
                                                                  2007         2008        2009         2010
--------------------------------------------------------------------------------------------------------------

ALL ASSET ALLOCATION
--------------------------------------------------------------------------------------------------------------
 Unit value                                                           --          --     $ 104.60     $ 119.19
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  --          --            1            2
--------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 159.36    $  96.03     $ 121.13     $ 135.74
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                   9          19           70          120
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 120.57    $ 106.32     $ 115.72     $ 123.01
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                   2           3           12           24
--------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 128.34    $ 102.48     $ 116.20     $ 125.60
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                   7          10           28           50
--------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 212.90    $ 159.75     $ 185.70     $ 202.78
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  67          64          113          166
--------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 151.29    $ 102.29     $ 123.62     $ 136.66
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  35          59          160          246
--------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I
--------------------------------------------------------------------------------------------------------------
 Unit value                                                           --          --           --     $ 119.90
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  --          --           --           --
--------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I
--------------------------------------------------------------------------------------------------------------
 Unit value                                                           --          --           --     $ 115.50
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  --          --           --           --
--------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000-I
--------------------------------------------------------------------------------------------------------------
 Unit value                                                           --          --           --     $ 123.95
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  --          --           --           --
--------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER INTERNATIONAL-I
--------------------------------------------------------------------------------------------------------------
 Unit value                                                           --          --           --     $ 111.66
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  --          --           --           --
--------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 200.46    $  98.14     $ 123.91     $ 129.53
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  36          35           45           47
--------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
 Unit value                                                     $ 225.25    $ 123.85     $ 166.93     $ 220.99
--------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                                  12          10           11           13
--------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



-----------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDING DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                          2001         2002            2003         2004         2005
-----------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                             $ 131.84     $ 108.89        $ 141.57     $ 155.12     $ 158.27
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               3            1            4
-----------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --     $  76.66        $  97.27     $ 117.26     $ 128.80
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               5           --           10
-----------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --     $ 107.08     $ 112.64
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --            1
-----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                             $  87.65     $  63.89        $  81.01     $  83.16     $  89.61
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               1           --            2
-----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --     $  54.67        $  67.15     $  70.23     $  73.16
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               1           --            1
-----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                             $ 109.00     $  81.38        $ 106.04     $ 116.55     $ 122.50
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               7           --           14
-----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --           --     $ 206.24
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --           65
-----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --     $ 107.54        $ 110.17     $ 113.65     $ 115.13
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               1           --            3
-----------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --           --     $ 197.59
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --           23
-----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                             $ 105.94     $  92.92        $ 120.75     $ 132.24     $ 145.08
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --               3            1           11
-----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
 Unit value                                                   --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                          --           --              --           --           --
-----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                           --------------------------------------------------------------
                                                    2006         2007        2008       2009        2010
---------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 108.37    $  98.12    $  64.76   $  82.29     $ 101.33
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --          --           1          2            3
---------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 189.64    $ 194.62    $ 122.36   $ 157.97     $ 175.79
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                    4          12          12         22           40
---------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 160.43    $ 175.18    $  98.96   $ 127.74     $ 134.27
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   14          20          21         36           49
---------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 129.46    $ 133.03    $  89.25   $  98.66     $ 113.13
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                    1           2           3          8           13
---------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------
 Unit value                                      $  93.45    $ 103.84    $  56.37   $  73.12     $  81.53
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                    3           3           4          4            5
---------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
---------------------------------------------------------------------------------------------------------
 Unit value                                      $  77.86    $  81.39    $  48.06   $  63.56     $  71.14
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                    1           1           3          7           10
---------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 136.03    $ 137.03    $  81.94   $ 106.74     $ 122.49
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   14          25          22         24           23
---------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 226.80    $ 233.16    $ 130.18   $ 165.98     $ 191.06
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   65          67          57         62           63
---------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 118.73    $ 121.31    $ 109.47   $ 111.40     $ 116.78
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                    4           6           7         13           16
---------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------------------------
 Unit value                                            --    $  97.21    $  58.56   $  77.00     $  85.28
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --           1           3          6            7
---------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 225.93    $ 235.57    $ 146.69   $ 183.42     $ 208.43
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   26          28          27         42           54
---------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 157.18    $ 177.63    $ 105.11   $ 133.13     $ 152.06
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   16          21          29         41           49
---------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------------------------
 Unit value                                      $ 104.43    $ 105.62    $  71.38   $  92.33     $ 101.84
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --           7           6          8           12
---------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------------
 Unit value                                            --    $  95.43    $  59.69   $  75.98     $  83.12
---------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --           1           3          6            8
---------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



----------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------
                                                       2001         2002         2003         2004         2005
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 105.35
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 113.34     $ 117.17
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            1
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $  97.60
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 111.05     $ 103.54     $ 160.00     $ 196.10     $ 258.05
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1           --            2
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 151.99
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            3
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --     $  68.67     $  90.25     $ 101.61     $ 117.94
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1           --            4
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 115.34
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  96.20     $  77.17     $  96.98     $ 106.52     $ 109.75
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1           --            1
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  85.75     $  67.12     $  81.18     $  89.62     $  95.21
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            1
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  70.28     $  48.46     $  59.16     $  63.54     $  72.38
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            3            1            4
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  87.46     $  56.92     $  72.94     $  81.41     $  87.96
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            4            4           --            5
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 106.52
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  95.39     $  81.63     $ 104.15     $ 117.09     $ 122.34
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            5            1           13
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 106.30
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                              ------------------------------------------------------------------
                                                       2006         2007         2008         2009         2010
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 117.15     $ 120.07     $ 102.54     $ 118.51     $ 128.75
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1            3
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 137.99     $ 149.46     $ 102.70     $ 143.97     $ 189.25
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       2            5            8           18           37
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 100.03     $ 108.35     $ 114.34     $ 115.54     $ 121.72
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            5            7           12
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 295.50     $ 415.87     $ 175.77     $ 261.39     $ 288.71
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       6            9            9           13           21
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 155.73     $ 165.32     $ 170.15     $ 165.19     $ 171.04
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       3            3            4            3            3
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 139.38     $ 159.14     $  86.97     $ 116.64     $ 126.25
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       5            5            6           10           23
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 143.61     $ 165.37     $  97.87     $ 133.11     $ 151.63
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            2            3            5           16
----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 130.93     $ 128.17     $  76.49     $ 100.30     $ 111.64
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1           --           --            1            1
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 106.56     $ 109.70     $  68.05     $  85.32     $  96.54
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            1            3            5
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  71.34     $  80.58     $  50.89     $  68.69     $  78.93
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       6            9            9           11           14
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 104.93     $ 120.23     $  73.59     $  98.35     $ 111.55
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      26           26           24           23           24
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 112.77     $ 105.13     $  45.11     $  53.26     $  60.50
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            1           10            6
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 147.18     $ 139.36     $  78.71     $  94.08     $ 105.27
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      18           72           61           63           66
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 123.48     $ 126.61     $  79.59     $  93.16     $ 108.46
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            5            8            8
----------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.





----------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------
                                                        2001        2002          2003        2004         2005
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --     $ 105.93
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 85.92    $  69.42      $  98.80     $ 113.60     $ 119.75
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --             4            1           15
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $111.62    $  94.35      $ 124.60     $ 145.52     $ 160.54
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --             3            1            5
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $114.06    $ 114.42      $ 114.04     $ 113.89     $ 130.47
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --            2            1
----------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --     $ 104.76     $ 109.43
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --     $ 124.11
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --     $  99.64
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --     $ 164.70
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --            5
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --    $  81.92      $ 118.42     $ 138.09     $ 142.68
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --             1           --            5
----------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --     $ 111.33     $ 114.73
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --     $ 109.34     $ 118.12
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------------
                                                       2006         2007         2008         2009         2010
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 118.30     $ 129.75    $  88.75      $ 110.40     $ 124.69
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           2             1            4
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 132.35     $ 141.69    $  71.21      $  96.16     $ 119.83
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      19           24          25            43           54
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 144.61     $ 141.01    $  84.45      $ 113.69     $ 137.98
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      16           19          14            31           36
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 135.41     $ 140.86    $ 142.90      $ 142.03     $ 140.88
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      19           26          27            25           23
----------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 117.07     $ 140.16    $  93.21      $ 119.84     $ 128.52
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1           1             2            5
----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 134.38     $ 163.01    $  85.09      $ 132.45     $ 173.65
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            3           4            11           27
----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 107.25     $ 108.03    $  66.27      $  82.17     $  91.15
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1           1             2            6
----------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 111.10     $ 116.38    $  68.34      $  93.87     $ 107.16
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1           1             2            6
----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  99.13     $ 109.51    $ 104.14      $ 111.46     $ 111.38
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       4            7          15            20           28
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 169.90     $ 176.45    $ 163.80      $ 172.52     $ 182.03
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       4            6           4             8            9
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 166.44     $ 161.92    $ 105.69      $ 132.11     $ 164.72
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       6            7           8            19           26
----------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 109.14     $ 115.97    $  66.42      $  93.88     $ 108.29
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            4           4            10           27
----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 107.73     $ 108.98    $  63.91      $  82.36     $  88.15
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1           1             3            7
----------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 133.62     $ 133.96    $  79.61      $ 104.49     $ 117.08
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           1             1            2
----------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



----------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------------
                                                        2001        2002          2003         2004        2005
----------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --     $ 104.60
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 76.81     $ 57.84       $ 79.22      $ 84.03     $  86.57
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --             1           --            2
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --            --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            --           --           --
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                              ------------------------------------------------------------------
                                                       2006         2007          2008         2009        2010
----------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 120.15     $ 116.08      $ 72.53      $ 92.30     $ 105.39
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            1            2            4
----------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $  90.83     $ 100.21      $ 71.89      $ 99.96     $ 116.19
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       3            2            2            3           11
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 117.74
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            1
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 109.37
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 114.82
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 124.50
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 128.73
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 106.38
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 113.56
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            2
----------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 111.32
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            1
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 119.07
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 115.04
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 119.21
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 110.95
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.



----------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------------
                                                      2001        2002           2003         2004         2005
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --              --           --           --     $ 103.39
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --           54
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $ 107.20     $ 110.22     $ 113.47     $ 114.42
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --            1            1            2
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $  78.42     $ 104.39     $ 121.98     $ 139.55
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --            1            1            2
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $  76.77     $  97.48     $ 105.95     $ 112.07
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --            1
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $  79.44     $ 103.20     $ 117.02     $ 124.20
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --            2
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $  62.27     $  86.54     $  95.83     $ 102.93
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --            1           --            3
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $  74.03     $ 103.15     $ 117.75     $ 125.26
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --            1           --            2
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --              --           --           --     $ 144.66
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --            4
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --              --           --     $ 114.70     $ 122.18
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --            1
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $ 114.07     $ 155.30     $ 180.23     $ 186.98
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --            2            1            9
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --        $  56.89     $  88.87     $  92.46     $ 101.96
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --            1           --            6
----------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --              --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --           --
----------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --              --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --           --
----------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                            --              --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                   --              --           --           --           --
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------
                                                       2006         2007         2008          2009        2010
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 107.97     $ 119.48    $  63.29      $  86.31     $ 100.86
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      53           52          38            44           50
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 117.67     $ 123.90    $ 125.82      $ 135.05     $ 142.14
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       2            3           3             6           10
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 173.31     $ 193.09    $ 100.97      $ 130.00     $ 137.79
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       4            5           7             8           12
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 126.14     $ 131.25    $  78.64      $ 103.27     $ 114.16
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1          --             1            2
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 146.87     $ 150.84    $  93.50      $ 113.84     $ 127.65
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       2            3           4             4            4
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 111.81     $ 123.99    $  69.33      $  97.40     $ 122.48
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       3            4           4             4            6
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 142.42     $ 141.27    $  89.64      $ 128.24     $ 158.75
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       2            3           3             5            7
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 157.99     $ 161.88    $ 123.02      $ 134.01     $ 141.96
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       4            5           4             5            8
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 133.44     $ 137.10    $  78.65      $ 104.86     $ 132.65
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            3           2             3            4
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 215.15     $ 192.22    $ 118.36      $ 148.28     $ 182.96
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      10           13          12            12           13
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 108.42     $ 127.01    $  66.61      $ 104.59     $ 122.00
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       6            6           5             7           10
----------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 108.47     $ 115.27    $  79.42      $  94.68     $ 103.90
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1           3             6           14
----------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 109.42     $ 116.42    $  74.97      $  91.54     $ 101.54
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           1             5           15
----------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 110.31     $ 117.39    $  72.08      $  89.69     $ 100.20
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1           2             4           11
----------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.




----------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                                  --------------------------------------------------------------
                                                        2001         2002         2003         2004         2005
----------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                            --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   --           --           --           --           --
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                                  --------------------------------------------------------------
                                                      2006         2007          2008         2009         2010
----------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 111.10     $ 118.69      $ 69.01      $ 87.37      $ 98.09
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --            1            4            7
----------------------------------------------------------------------------------------------------------------


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31,
2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY
ASSET CHARGE OF 0.70%.

----------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------
                                                       2002         2003         2004         2005         2006
----------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --     $ 109.32     $ 121.36     $ 130.23     $ 152.46
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --     $ 102.32     $ 107.72     $ 109.58     $ 115.75
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --     $ 104.31     $ 111.61     $ 114.43     $ 123.58
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 152.68     $ 167.68
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --     $ 108.13     $ 119.93     $ 127.03     $ 144.44
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1            1
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000-I
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER INTERNATIONAL-I
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 136.25     $ 167.52
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 141.82     $ 153.88
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 108.44
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                         $ 112.46     $ 145.51     $ 160.86     $ 164.45     $ 197.45
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
---------------------------------------------------------------------------------------------------
                                                       2007          2008        2009         2010
---------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --     $ 104.67     $ 119.50
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 160.73     $  97.05     $ 122.66     $ 137.73
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            2            3            5
---------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 121.61     $ 107.45     $ 117.19     $ 124.82
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1
---------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 129.44     $ 103.57     $ 117.67     $ 127.45
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            2            2
---------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 177.39     $ 133.37     $ 155.35     $ 169.97
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            3            8           11
---------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 152.59     $ 103.37     $ 125.19     $ 138.67
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            2            6            8
---------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 119.98
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 115.58
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000-I
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 124.04
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER INTERNATIONAL-I
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 111.74
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 186.32     $  91.40     $ 115.64     $ 121.12
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            5            5           12
---------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 178.75     $  98.47     $ 133.00     $ 176.42
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            2            3            3
---------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------
 Unit value                                         $  98.38     $  65.06     $  82.84     $ 102.22
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 198.37     $ 124.97     $ 161.67     $ 180.26
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            4            6
---------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



----------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                        2002        2003        2004          2005         2006
----------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 77.18    $  98.13     $ 118.54      $ 130.47     $ 162.83
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --             2            6
----------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --     $ 107.13      $ 112.92     $ 130.03
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 64.32    $  81.73     $  84.06      $  90.77     $  94.85
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --            1
----------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 55.04    $  67.75     $  71.00      $  74.10     $  79.03
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 81.93    $ 106.98     $ 117.81      $ 124.08     $ 138.06
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           1           --            --            1
----------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --           --      $ 144.65     $ 159.38
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $107.78    $ 110.63     $ 114.36      $ 116.07     $ 119.94
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --             1            2
----------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --           --      $ 138.41     $ 158.58
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 93.15    $ 121.29     $ 133.10      $ 146.32     $ 158.85
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --           --            --     $ 104.50
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --           --      $ 105.50     $ 117.55
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --          --     $ 113.39      $ 117.46     $ 138.61
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --           --
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                               ----------------------------------------------------
                                                       2007         2008         2009         2010
---------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 178.16     $ 100.84     $ 130.43     $ 137.38
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      10           15           22           28
---------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 133.89     $  90.01     $  99.70     $ 114.56
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            2
---------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 105.61     $  57.45     $  74.66     $  83.42
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            2            3
---------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $  82.77     $  48.98     $  64.90     $  72.78
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            1
---------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 139.36     $  83.50     $ 108.99     $ 125.33
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            2            2
---------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 164.19     $  91.86     $ 117.35     $ 135.36
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           13           20           22
---------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 122.80     $ 111.04     $ 113.23     $ 118.93
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       3            4            6            7
---------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------------------
 Unit value                                         $  97.33     $  58.75     $  77.40     $  85.90
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1
---------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 165.68     $ 103.38     $ 129.53     $ 147.48
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            8           11           14
---------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 179.88     $ 106.65     $ 135.36     $ 154.92
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       3            5            6            7
---------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 105.90     $  71.71     $  92.95     $ 102.73
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       5            4            2            2
---------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $  95.55     $  59.88     $  76.39     $  83.73
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1           --           --
---------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 120.71     $ 103.30     $ 119.63     $ 130.22
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            1            1
---------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 150.43     $ 103.58     $ 145.49     $ 191.63
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       2            2            4            5
---------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



----------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------------
                                                        2002        2003         2004          2005        2006
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $  97.65     $ 100.28
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 88.09     $ 136.39     $ 167.50     $ 220.86     $ 300.59
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            3           --           --            7
----------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 140.44     $ 144.18
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 69.13     $  91.05     $ 102.71     $ 119.46     $ 141.46
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 115.49     $ 144.09
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 78.73     $  99.14     $ 109.16     $ 112.65     $ 134.65
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 67.58     $  81.90     $  90.60     $  96.43     $ 108.15
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 48.79     $  59.68     $  64.24     $  73.31     $  72.40
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 64.15     $  82.37     $  92.12     $  99.73     $ 106.74
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            4           --            4            4
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 106.57     $ 113.05
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 82.19     $ 105.07     $ 118.36     $ 123.92     $ 149.38
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            1            5            9
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 106.44     $ 123.89
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 106.07     $ 118.70
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 69.75     $  99.46     $ 114.60     $ 121.04     $ 134.05
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            2            5
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                             ------------------------------------------------------
                                                       2007         2008         2009         2010
---------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 108.84     $ 115.09     $ 116.53     $ 123.01
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            2            1            2
---------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 423.88     $ 179.52     $ 267.50     $ 296.06
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       6            7            6            7
---------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 153.38     $ 158.17     $ 153.88     $ 159.65
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            1
---------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 161.85     $  88.62     $ 119.10     $ 129.17
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            2            3
---------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 166.26     $  98.60     $ 134.37     $ 153.37
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            2
---------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 132.08     $  78.99     $ 103.78     $ 115.75
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            1
---------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 111.57     $  69.35     $  87.12     $  98.78
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $  81.95     $  51.86     $  70.14     $  80.76
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1
---------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 122.55     $  75.16     $ 100.65     $ 114.39
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       3            2            3            3
---------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 105.61     $  45.40     $  53.72     $  61.14
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 141.58     $  80.21     $  96.07     $ 107.70
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      13            4            7           10
---------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 127.29     $  80.18     $  94.04     $ 109.70
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            2            2
---------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 130.45     $  89.41     $ 111.44     $ 126.12
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1
---------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 143.79     $  72.41     $  97.99     $ 122.35
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       9           12           22           30
---------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



----------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------
                                                        2002        2003         2004         2005         2006
----------------------------------------------------------------------------------------------------------------

EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 76.93     $ 101.80     $ 119.13     $ 131.69     $ 147.09
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            1
----------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $110.53     $ 110.38     $ 110.46     $ 112.56     $ 116.79
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --     $ 104.81     $ 109.70     $ 117.59
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 124.27     $ 134.83
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 107.32
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 111.10
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $  99.78     $ 105.91
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 147.47     $ 152.43
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 82.10     $ 118.92     $ 138.95     $ 143.86     $ 168.15
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            2            4
----------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --     $ 111.38     $ 115.01     $ 109.62
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 107.79
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --     $ 109.39     $ 118.41     $ 134.22
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 104.74     $ 120.55
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 58.23     $  79.92     $  84.94     $  87.69     $  92.19
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                             ------------------------------------------------------
                                                       2007          2008        2009         2010
---------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 143.72     $  86.25     $ 116.35     $ 141.49
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            5            6
---------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 134.00     $ 136.21     $ 135.65     $ 134.83
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1           12           --            1
---------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 141.07     $  94.01     $ 121.11     $ 130.14
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            1
---------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 163.89     $  85.72     $ 133.70     $ 175.64
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            2            2
---------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 108.32     $  66.58     $  82.72     $  91.95
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       2            1            1            1
---------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 116.68     $  68.66     $  94.50     $ 108.09
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            1            1
---------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 110.10     $ 104.91     $ 112.51     $ 112.66
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            3            5
---------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 158.62     $ 147.55     $ 155.71     $ 164.63
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            1            2
---------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 163.91     $ 107.21     $ 134.28     $ 167.76
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       7           10           16           23
---------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 116.72     $  66.99     $  94.88     $ 109.66
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       5            7           11           16
---------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 109.27     $  64.21     $  82.91     $  88.92
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1            1            1            1
---------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 134.84     $  80.29     $ 105.59     $ 118.55
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --            2           --
---------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 116.70     $  73.07     $  93.17     $ 106.60
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --
---------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 101.91     $  73.26     $ 102.07     $ 118.88
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --            1            3            4
---------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



-----------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
                                               ------------------------------------------------------------------
                                                        2002         2003           2004         2005        2006
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------------
 Unit value                                                --           --             --    $  83.12    $  86.97
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 107.42     $ 110.66       $ 114.16    $ 115.34    $ 118.85
-----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       --           --             --          --          --
-----------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                                ---------------------------------------------------
                                                        2007         2008        2009         2010
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 117.81
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 109.44
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 114.89
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 124.58
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 128.82
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 106.45
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 113.64
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 111.39
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 119.15
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 115.12
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 119.29
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --             1
---------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
---------------------------------------------------------------------------------------------------
 Unit value                                               --           --          --      $ 111.03
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $  96.44     $  51.19    $  69.95      $  81.90
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           11          17            19
---------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 125.41     $ 111.82    $ 120.27      $ 126.83
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --          --            --
---------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER
31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



----------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------
                                                        2002        2003         2004         2005         2006
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 78.58     $ 104.82     $ 122.72     $ 140.68     $ 175.06
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --            1
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 76.92     $  97.88     $ 106.59     $ 112.97     $ 127.42
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            1           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 79.60     $ 103.61     $ 117.73     $ 125.20     $ 148.35
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 62.40     $  86.89     $  96.41     $ 103.76     $ 112.94
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 74.18     $ 103.57     $ 118.46     $ 126.28     $ 143.86
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --     $ 109.88     $ 120.25
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --     $ 114.75     $ 122.48     $ 134.04
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $114.85     $ 156.67     $ 182.19     $ 189.39     $ 218.37
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
 Unit value                                          $ 57.00     $  89.23     $  93.02     $ 102.78     $ 109.51
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --            8           10
----------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 108.53
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 109.49
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 110.38
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------------------------------------
 Unit value                                               --           --           --           --     $ 111.17
----------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                             ------------------------------------------------------
                                                       2007         2008        2009          2010
---------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 195.44    $  85.70     $ 110.55      $ 117.42
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       1          --           --            --
---------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 132.85    $  76.42     $ 100.56      $ 111.38
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --
---------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 152.67    $  81.61     $  99.56      $ 111.87
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --
---------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 125.50    $  70.31     $  98.99      $ 124.72
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            1             1
---------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 142.98    $  79.43     $ 113.87      $ 141.24
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --
---------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 123.46    $  94.01     $ 102.61      $ 108.92
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --           1            1             1
---------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 138.00    $  79.32     $ 105.97      $ 134.32
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --             1
---------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 195.49    $ 120.62     $ 151.41      $ 187.20
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --             1
---------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 128.56    $  67.55     $ 106.29      $ 124.23
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                       8           5            2             3
---------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 115.58    $  79.79     $  95.32      $ 104.80
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --             1
---------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 116.73    $  75.33     $  92.15      $ 102.43
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --            2             3
---------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 117.70    $  72.42     $  90.29      $ 101.07
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --             1
---------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
---------------------------------------------------------------------------------------------------
 Unit value                                         $ 119.00    $  69.33     $  87.96      $  98.94
---------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                      --          --           --            --
---------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts and certificates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................  FSA-2
Financial Statements:
  Statements of Assets and Liabilities, December 31, 2010 ...............  FSA-3
  Statements of Operations for the Year Ended December 31, 2010 ......... FSA-51
  Statements of Changes in Net Assets for the Years Ended December 31,
   2010 and 2009 ........................................................ FSA-68
  Notes to Financial Statements ......................................... FSA-98


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm .................    F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009 ..............    F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
    2010, 2009 and 2008. .................................................   F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010, 2009
    and 2008. ...........................................................    F-5
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
    December 31, 2010, 2009 and 2008. ....................................   F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
    2009 and 2008. ......................................................    F-7
   Notes to Consolidated Financial Statements ...........................    F-9


                                     FSA-1
                                                                          e13349

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A, as listed in Note 1 to such financial statements, at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 25, 2011

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                             ALL ASSET      AMERICAN CENTURY VP     AXA AGGRESSIVE
                                                            ALLOCATION*        MID CAP VALUE          ALLOCATION*
                                                            -----------     -------------------     --------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $11,924,788           $472,185           $357,012,245
Receivable for The Trusts shares sold.....................       10,319                 --                     --
Receivable for policy-related transactions................           --                806                563,392
                                                            -----------           --------           ------------
  Total assets............................................   11,935,107            472,991            357,575,637
                                                            -----------           --------           ------------
LIABILITIES:
Payable for The Trusts shares purchased...................           --                806                563,392
Payable for policy-related transactions...................        8,846                 --                     --
                                                            -----------           --------           ------------
  Total liabilities.......................................        8,846                806                563,392
                                                            -----------           --------           ------------
NET ASSETS................................................  $11,926,261           $472,185           $357,012,245
                                                            ===========           ========           ============
NET ASSETS:
Accumulation Units........................................   11,926,261            472,014            357,010,451
Contracts in payout (annuitization) period................           --                 --                     --
Retained by AXA Equitable in Separate Account A...........           --                171                  1,794
                                                            -----------           --------           ------------
TOTAL NET ASSETS..........................................  $11,926,261           $472,185           $357,012,245
                                                            ===========           ========           ============
Investments in shares of The Trusts, at cost..............  $11,385,870           $430,535           $334,677,973
The Trusts shares held
 Class A..................................................           --                 --                     --
 Class B..................................................      644,446                 --             35,595,781
 Class II.................................................           --             33,394                     --

                                                             AXA BALANCED     AXA CONSERVATIVE       AXA CONSERVATIVE
                                                               STRATEGY*         ALLOCATION*         GROWTH STRATEGY*
                                                             ------------     ----------------       ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........   $21,552,013        $103,215,334            $3,722,458
Receivable for The Trusts shares sold.....................           764                  --                   131
Receivable for policy-related transactions................            --              41,971                    --
                                                             -----------        ------------            ----------
  Total assets............................................    21,552,777         103,257,305             3,722,589
                                                             -----------        ------------            ----------
LIABILITIES:
Payable for The Trusts shares purchased...................            --              41,971                    --
Payable for policy-related transactions...................           764                  --                   131
                                                             -----------        ------------            ----------
  Total liabilities.......................................           764              41,971                   131
                                                             -----------        ------------            ----------
NET ASSETS................................................   $21,552,013        $103,215,334            $3,722,458
                                                             ===========        ============            ==========
NET ASSETS:
Accumulation Units........................................    21,552,007         103,214,934             3,722,271
Contracts in payout (annuitization) period................            --                  --                    --
Retained by AXA Equitable in Separate Account A...........             6                 400                   187
                                                             -----------        ------------            ----------
TOTAL NET ASSETS..........................................   $21,552,013        $103,215,334            $3,722,458
                                                             ===========        ============            ==========
Investments in shares of The Trusts, at cost..............   $20,476,056        $103,981,465            $3,550,292
The Trusts shares held
 Class A..................................................        28,594                  --                    --
 Class B..................................................     1,728,186          10,794,301               310,278
 Class II.................................................            --                  --                    --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            AXA CONSERVATIVE    AXA CONSERVATIVE-PLUS     AXA GROWTH
                                                               STRATEGY*             ALLOCATION*           STRATEGY*
                                                            ----------------    ---------------------     ----------
ASSETS:
Investments in shares of The Trusts, at fair value........     $1,475,053            $149,832,548         $1,534,858
Receivable for The Trusts shares sold.....................             52                      --                 50
Receivable for policy-related transactions................             --                  78,811                 --
                                                               ----------            ------------         ----------
  Total assets............................................      1,475,105             149,911,359          1,534,908
                                                               ----------            ------------         ----------
LIABILITIES:
Payable for The Trusts shares purchased...................             --                  78,811                 --
Payable for policy-related transactions...................             52                      --                  1
                                                               ----------            ------------         ----------
  Total liabilities.......................................             52                  78,811                  1
                                                               ----------            ------------         ----------
NET ASSETS................................................     $1,475,053            $149,832,548         $1,534,907
                                                               ==========            ============         ==========
NET ASSETS:
Accumulation Units........................................      1,475,044             149,815,438          1,534,907
Contracts in payout (annuitization) period................             --                      --                 --
Retained by AXA Equitable in Separate Account A...........              9                  17,110                 --
                                                               ----------            ------------         ----------
TOTAL NET ASSETS..........................................     $1,475,053            $149,832,548         $1,534,907
                                                               ==========            ============         ==========
Investments in shares of The Trusts, at cost..............     $1,452,045            $147,967,485         $1,435,534
The Trusts shares held
 Class A..................................................             --                      --            117,499
 Class B..................................................        131,573              15,577,147                  --

                                                                AXA MODERATE       AXA MODERATE-PLUS      AXA TACTICAL
                                                                 ALLOCATION*          ALLOCATION*         MANAGER 2000*
                                                                ------------       -----------------      -------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $1,635,277,596         $822,471,110          $416,060
Receivable for The Trusts shares sold.....................                 --                   --                --
Receivable for policy-related transactions................            626,534              367,277               566
                                                               --------------         ------------          --------
  Total assets............................................      1,635,904,130          822,838,387           416,626
                                                               --------------         ------------          --------
LIABILITIES:
Payable for The Trusts shares purchased...................            396,418              367,277               552
Payable for policy-related transactions...................                 --                   --                --
                                                               --------------         ------------          --------
  Total liabilities.......................................            396,418              367,277               552
                                                               --------------         ------------          --------
NET ASSETS................................................     $1,635,507,712         $822,471,110          $416,074
                                                               ==============         ============          ========
NET ASSETS:
Accumulation Units........................................      1,628,231,390          822,426,971           416,074
Contracts in payout (annuitization) period................          7,276,322                   --                --
Retained by AXA Equitable in Separate Account A...........                 --               44,139                --
                                                               --------------         ------------          --------
TOTAL NET ASSETS..........................................     $1,635,507,712         $822,471,110          $416,074
                                                               ==============         ============          ========
Investments in shares of The Trusts, at cost..............     $1,778,699,028         $833,581,558          $387,309
The Trusts shares held
 Class A..................................................        103,651,884                   --                --
 Class B..................................................         18,001,287           79,388,366            27,318

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                AXA TACTICAL          AXA TACTICAL         AXA TACTICAL
                                                                  MANAGER                MANAGER              MANAGER
                                                                    400*                  500*            INTERNATIONAL*
                                                                ------------          ------------        --------------
ASSETS:
Investments in shares of The Trusts, at fair value........        $954,164             $1,214,673            $638,040
Receivable for The Trusts shares sold.....................              --                     --                  --
Receivable for policy-related transactions................           1,055                  1,277                 641
                                                                  --------             ----------            --------
  Total assets............................................         955,219              1,215,950             638,681
                                                                  --------             ----------            --------
LIABILITIES:
Payable for The Trusts shares purchased...................           1,011                  1,277                 641
Payable for policy-related transactions...................              --                     --                  --
                                                                  --------             ----------            --------
  Total liabilities.......................................           1,011                  1,277                 641
                                                                  --------             ----------            --------
NET ASSETS................................................        $954,208             $1,214,673            $638,040
                                                                  ========             ==========            ========
NET ASSETS:
Accumulation Units........................................         954,208              1,214,620             637,967
Contracts in payout (annuitization) period................              --                     --                  --
Retained by AXA Equitable in Separate Account A...........              --                     53                  73
                                                                  --------             ----------            --------
TOTAL NET ASSETS..........................................        $954,208             $1,214,673            $638,040
                                                                  ========             ==========            ========
Investments in shares of The Trusts, at cost..............        $905,204             $1,148,204            $616,034
The Trusts shares held
 Class A..................................................              --                     --                  --
 Class B..................................................          62,227                 88,726              50,177

                                                                                                          EQ/AXA FRANKLIN
                                                            EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN      SMALL CAP
                                                               INTERNATIONAL*        SMALL CAP GROWTH*      VALUE CORE*
                                                            --------------------   --------------------   ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $499,542,380           $323,008,900         $15,616,287
Receivable for The Trusts shares sold.....................            50,449                     --                  --
Receivable for policy-related transactions................            45,929                390,932              70,898
                                                                ------------           ------------         -----------
  Total assets............................................       499,638,758            323,399,832          15,687,185
                                                                ------------           ------------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................                --                365,676              70,898
Payable for policy-related transactions...................                --                     --                  --
                                                                ------------           ------------         -----------
  Total liabilities.......................................                --                365,676              70,898
                                                                ------------           ------------         -----------
NET ASSETS................................................      $499,638,758           $323,034,156         $15,616,287
                                                                ============           ============         ===========
NET ASSETS:
Accumulation Units........................................       497,855,734            321,044,785          15,611,136
Contracts in payout (annuitization) period................         1,783,024              1,989,371                  --
Retained by AXA Equitable in Separate Account A...........                --                     --               5,151
                                                                ------------           ------------         -----------
TOTAL NET ASSETS..........................................      $499,638,758           $323,034,156         $15,616,287
                                                                ============           ============         ===========
Investments in shares of The Trusts, at cost..............      $591,540,802           $268,884,019         $12,988,378
The Trusts shares held
 Class A..................................................        51,267,944             16,926,548                  --
 Class B..................................................         6,950,641              2,800,924           1,526,930

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                     EQ/BLACKROCK
                                                                EQ/BLACKROCK        INTERNATIONAL     EQ/BOSTON ADVISORS
                                                            BASIC VALUE EQUITY*         VALUE*          EQUITY INCOME*
                                                            -------------------     -------------     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $397,728,369        $260,495,547          $57,714,034
Receivable for The Trusts shares sold.....................                --                  --                   --
Receivable for policy-related transactions................           108,052              22,959              158,444
                                                                ------------        ------------          -----------
  Total assets............................................       397,836,421         260,518,506           57,872,478
                                                                ------------        ------------          -----------
LIABILITIES:
Payable for The Trusts shares purchased...................           108,052              22,959              158,444
Payable for policy-related transactions...................                --                  --                   --
                                                                ------------        ------------          -----------
  Total liabilities.......................................           108,052              22,959              158,444
                                                                ------------        ------------          -----------
NET ASSETS................................................      $397,728,369        $260,495,547          $57,714,034
                                                                ============        ============          ===========
NET ASSETS:
Accumulation Units........................................       397,717,089         260,490,517           57,711,753
Contracts in payout (annuitization) period................                --                  --                   --
Retained by AXA Equitable in Separate Account A...........            11,280               5,030                2,281
                                                                ------------        ------------          -----------
TOTAL NET ASSETS..........................................      $397,728,369        $260,495,547          $57,714,034
                                                                ============        ============          ===========
Investments in shares of The Trusts, at cost..............      $392,516,007        $281,359,094          $52,070,976
The Trusts shares held
 Class B..................................................        29,062,645          22,255,098           10,952,914

                                                                 EQ/CALVERT           EQ/CAPITAL            EQ/CAPITAL
                                                                  SOCIALLY             GUARDIAN              GUARDIAN
                                                                RESPONSIBLE*            GROWTH*             RESEARCH*
                                                                ------------          ----------            ----------
ASSETS:
Investments in shares of The Trusts, at fair value........      $22,221,451          $19,793,185          $168,820,635
Receivable for The Trusts shares sold.....................               --                6,735                    --
Receivable for policy-related transactions................           12,960                   --                34,076
                                                                -----------          -----------          ------------
  Total assets............................................       22,234,411           19,799,920           168,854,711
                                                                -----------          -----------          ------------
LIABILITIES:
Payable for The Trusts shares purchased...................           12,960                   --                34,076
Payable for policy-related transactions...................               --                6,735                    --
                                                                -----------          -----------          ------------
  Total liabilities.......................................           12,960                6,735                34,076
                                                                -----------          -----------          ------------
NET ASSETS................................................      $22,221,451          $19,793,185          $168,820,635
                                                                ===========          ===========          ============
NET ASSETS:
Accumulation Units........................................       22,060,786           19,776,657           168,793,539
Contracts in payout (annuitization) period................               --                   --                    --
Retained by AXA Equitable in Separate Account A...........          160,665               16,528                27,096
                                                                -----------          -----------          ------------
TOTAL NET ASSETS..........................................      $22,221,451          $19,793,185          $168,820,635
                                                                ===========          ===========          ============
Investments in shares of The Trusts, at cost..............      $22,115,543          $17,714,060          $176,794,601
The Trusts shares held
 Class B..................................................        3,089,310            1,505,213            13,887,842

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                     EQ/DAVIS
                                                            EQ/COMMON STOCK      EQ/CORE BOND        NEW YORK
                                                                 INDEX*             INDEX*           VENTURE*
                                                            ---------------      ------------      -----------
ASSETS:
Investments in shares of The Trusts, at fair value........  $2,170,915,261       $127,025,290      $28,092,063
Receivable for The Trusts shares sold.....................              --             73,890               --
Receivable for policy-related transactions................         270,766                 --           42,905
                                                            --------------       ------------      -----------
  Total assets............................................   2,171,186,027        127,099,180       28,134,968
                                                            --------------       ------------      -----------
LIABILITIES:
Payable for The Trusts shares purchased...................         267,372                 --           42,905
Payable for policy-related transactions...................              --             73,890               --
                                                            --------------       ------------      -----------
  Total liabilities.......................................         267,372             73,890           42,905
                                                            --------------       ------------      -----------
NET ASSETS................................................  $2,170,918,655       $127,025,290      $28,092,063
                                                            ==============       ============      ===========
NET ASSETS:
Accumulation Units........................................   2,156,835,914        127,022,109       28,091,732
Contracts in payout (annuitization) period................      13,984,394                 --               --
Retained by AXA Equitable in Separate Account A...........          98,347              3,181              331
                                                            --------------       ------------      -----------
TOTAL NET ASSETS..........................................  $2,170,918,655       $127,025,290      $28,092,063
                                                            ==============       ============      ===========
Investments in shares of The Trusts, at cost..............  $2,411,466,558       $131,597,072      $23,105,389
The Trusts shares held
 Class A..................................................     128,802,172                 --               --
 Class B..................................................       6,308,203         13,063,908        2,885,482

                                                                EQ/EQUITY          EQ/EQUITY        EQ/FRANKLIN
                                                                500 INDEX*       GROWTH PLUS*      CORE BALANCED*
                                                              ------------       ------------      --------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $799,097,280       $371,772,948       $78,747,316
Receivable for The Trusts shares sold.....................              --                 --                --
Receivable for policy-related transactions................         692,674             24,397            32,882
                                                              ------------       ------------       -----------
  Total assets............................................     799,789,954        371,797,345        78,780,198
                                                              ------------       ------------       -----------
LIABILITIES:
Payable for The Trusts shares purchased...................         692,674             24,397            32,882
Payable for policy-related transactions...................              --                 --                --
                                                              ------------       ------------       -----------
  Total liabilities.......................................         692,674             24,397            32,882
                                                              ------------       ------------       -----------
NET ASSETS................................................    $799,097,280       $371,772,948       $78,747,316
                                                              ============       ============       ===========
NET ASSETS:
Accumulation Units........................................     795,511,115        371,770,697        78,731,124
Contracts in payout (annuitization) period................       3,503,843                 --                --
Retained by AXA Equitable in Separate Account A...........          82,322              2,251            16,192
                                                              ------------       ------------       -----------
TOTAL NET ASSETS..........................................    $799,097,280       $371,772,948       $78,747,316
                                                              ============       ============       ===========
Investments in shares of The Trusts, at cost..............    $776,866,750       $349,841,159       $74,407,594
The Trusts shares held
 Class A..................................................      32,253,643                 --                --
 Class B..................................................       4,193,938         24,877,058         9,190,100

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                             EQ/FRANKLIN                                    EQ/GAMCO
                                                               TEMPLETON        EQ/GAMCO MERGERS &       SMALL COMPANY
                                                              ALLOCATION*          ACQUISITIONS*             VALUE*
                                                              -----------       ------------------       -------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $48,732,199           $18,671,194          $341,922,230
Receivable for The Trusts shares sold.....................             --                    --                    --
Receivable for policy-related transactions................         26,672                95,543               282,115
                                                              -----------           -----------          ------------
  Total assets............................................     48,758,871            18,766,737           342,204,345
                                                              -----------           -----------          ------------
LIABILITIES:
Payable for The Trusts shares purchased...................         26,672                95,543               282,033
Payable for policy-related transactions...................             --                    --                    --
                                                              -----------           -----------          ------------
  Total liabilities.......................................         26,672                95,543               282,033
                                                              -----------           -----------          ------------
NET ASSETS................................................    $48,732,199           $18,671,194          $341,922,312
                                                              ===========           ===========          ============
NET ASSETS:
Accumulation Units........................................     48,725,237            18,663,668           341,922,312
Contracts in payout (annuitization) period................             --                    --                    --
Retained by AXA Equitable in Separate Account A...........          6,962                 7,526                    --
                                                              -----------           -----------          ------------
TOTAL NET ASSETS..........................................    $48,732,199           $18,671,194          $341,922,312
                                                              ===========           ===========          ============
Investments in shares of The Trusts, at cost..............    $44,785,525           $17,329,085          $249,027,674
The Trusts shares held
 Class A..................................................             --                    --                    --
 Class B..................................................      6,254,442             1,497,615             8,746,176

                                                                                       EQ/GLOBAL        EQ/INTERMEDIATE
                                                             EQ/GLOBAL BOND          MULTI-SECTOR          GOVERNMENT
                                                                  PLUS*                 EQUITY*           BOND INDEX*
                                                             --------------          ------------       ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $73,540,572           $448,407,838         $98,508,733
Receivable for The Trusts shares sold.....................          17,173                     --             109,910
Receivable for policy-related transactions................              --                114,506                  --
                                                               -----------           ------------         -----------
  Total assets............................................      73,557,745            448,522,344          98,618,643
                                                               -----------           ------------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................              --                114,506                  --
Payable for policy-related transactions...................          17,173                     --             109,565
                                                               -----------           ------------         -----------
  Total liabilities.......................................          17,173                114,506             109,565
                                                               -----------           ------------         -----------
NET ASSETS................................................     $73,540,572           $448,407,838         $98,509,078
                                                               ===========           ============         ===========
NET ASSETS:
Accumulation Units........................................      73,535,392            448,383,475          98,038,817
Contracts in payout (annuitization) period................              --                     --             470,261
Retained by AXA Equitable in Separate Account A...........           5,180                 24,363                  --
                                                               -----------           ------------         -----------
TOTAL NET ASSETS..........................................     $73,540,572           $448,407,838         $98,509,078
                                                               ===========           ============         ===========
Investments in shares of The Trusts, at cost..............     $72,552,251           $394,747,015         $99,492,906
The Trusts shares held
 Class A..................................................              --                     --           7,549,436
 Class B..................................................       7,389,742             35,952,464           2,436,560

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            EQ/INTERNATIONAL      EQ/INTERNATIONAL      EQ/JPMORGAN VALUE
                                                               CORE PLUS*              GROWTH*            OPPORTUNITIES*
                                                            ----------------      ----------------      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $148,586,946           $65,393,608           $49,156,623
Receivable for The Trusts shares sold.....................              --                    --                57,599
Receivable for policy-related transactions................         117,536                46,070                    --
                                                              ------------           -----------           -----------
  Total assets............................................     148,704,482            65,439,678            49,214,222
                                                              ------------           -----------           -----------
LIABILITIES:
Payable for The Trusts shares purchased...................         117,536                46,070                    --
Payable for policy-related transactions...................              --                    --                57,599
                                                              ------------           -----------           -----------
  Total liabilities.......................................         117,536                46,070                57,599
                                                              ------------           -----------           -----------
NET ASSETS................................................    $148,586,946           $65,393,608           $49,156,623
                                                              ============           ===========           ===========
NET ASSETS:
Accumulation Units........................................     148,586,040            65,388,036            49,132,231
Contracts in payout (annuitization) period................              --                    --                    --
Retained by AXA Equitable in Separate Account A...........             906                 5,572                24,392
                                                              ------------           -----------           -----------
TOTAL NET ASSETS..........................................    $148,586,946           $65,393,608           $49,156,623
                                                              ============           ===========           ===========
Investments in shares of The Trusts, at cost..............    $138,425,035           $53,769,209           $51,246,030
The Trusts shares held
 Advisor Class............................................              --                    --                    --
 Class B..................................................      15,450,026            10,061,269             5,018,472

                                                               EQ/LARGE CAP          EQ/LARGE CAP          EQ/LARGE CAP
                                                                CORE PLUS*          GROWTH INDEX*          GROWTH PLUS*
                                                               ------------         -------------          ------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $16,127,026          $123,039,339           $240,125,355
Receivable for The Trusts shares sold.....................           4,789                24,343                 30,642
Receivable for policy-related transactions................              --                    --                     --
                                                               -----------          ------------           ------------
  Total assets............................................      16,131,815           123,063,682            240,155,997
                                                               -----------          ------------           ------------
LIABILITIES:
Payable for The Trusts shares purchased...................              --                    --                     --
Payable for policy-related transactions...................           4,789                24,343                 30,642
                                                               -----------          ------------           ------------
  Total liabilities.......................................           4,789                24,343                 30,642
                                                               -----------          ------------           ------------
NET ASSETS................................................     $16,127,026          $123,039,339           $240,125,355
                                                               ===========          ============           ============
NET ASSETS:
Accumulation Units........................................      16,083,981           123,032,943            240,110,056
Contracts in payout (annuitization) period................              --                    --                     --
Retained by AXA Equitable in Separate Account A...........          43,045                 6,396                 15,299
                                                               -----------          ------------           ------------
TOTAL NET ASSETS..........................................     $16,127,026          $123,039,339           $240,125,355
                                                               ===========          ============           ============
Investments in shares of The Trusts, at cost..............     $15,858,736          $105,626,782           $204,141,900
The Trusts shares held
 Advisor Class............................................              --                    --                     --
 Class B..................................................       2,233,938            14,381,048             14,429,576

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            EQ/LARGE CAP     EQ/LARGE CAP       EQ/LORD ABBETT
                                                            VALUE INDEX*      VALUE PLUS*     GROWTH AND INCOME*
                                                            ------------     ------------     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $16,210,170      $818,631,392         $19,871,244
Receivable for The Trusts shares sold.....................           --            41,262                  --
Receivable for policy-related transactions................       11,059                --              14,613
                                                            -----------      ------------         -----------
  Total assets............................................   16,221,229       818,672,654          19,885,857
                                                            -----------      ------------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................       11,059                --              14,613
Payable for policy-related transactions...................           --            41,262                  --
                                                            -----------      ------------         -----------
  Total liabilities.......................................       11,059            41,262              14,613
                                                            -----------      ------------         -----------
NET ASSETS................................................  $16,210,170      $818,631,392         $19,871,244
                                                            ===========      ============         ===========
NET ASSETS:
Accumulation Units........................................   16,208,570       814,570,255          19,870,765
Contracts in payout (annuitization) period................           --         3,930,929                  --
Retained by AXA Equitable in Separate Account A...........        1,600           130,208                 479
                                                            -----------      ------------         -----------
TOTAL NET ASSETS..........................................  $16,210,170      $818,631,392         $19,871,244
                                                            ===========      ============         ===========
Investments in shares of The Trusts, at cost..............  $14,061,682      $992,472,543         $16,199,063
The Trusts shares held
 Class A..................................................           --        70,358,789                  --
 Class B..................................................    3,087,580        10,016,923           1,920,567

                                                             EQ/LORD ABBETT     EQ/MID CAP        EQ/MID CAP
                                                            LARGE CAP CORE*       INDEX*         VALUE PLUS*
                                                            ---------------    ------------     -------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $40,758,358      $331,995,503      $493,759,782
Receivable for The Trusts shares sold.....................         11,806                --                --
Receivable for policy-related transactions................             --            41,791            81,808
                                                              -----------      ------------      ------------
  Total assets............................................     40,770,164       332,037,294       493,841,590
                                                              -----------      ------------      ------------
LIABILITIES:
Payable for The Trusts shares purchased...................             --            41,791            81,808
Payable for policy-related transactions...................         11,806                --                --
                                                              -----------      ------------      ------------
  Total liabilities.......................................         11,806            41,791            81,808
                                                              -----------      ------------      ------------
NET ASSETS................................................    $40,758,358      $331,995,503      $493,759,782
                                                              ===========      ============      ============
NET ASSETS:
Accumulation Units........................................     40,755,478       331,992,096       493,735,613
Contracts in payout (annuitization) period................             --                --                --
Retained by AXA Equitable in Separate Account A...........          2,880             3,407            24,169
                                                              -----------      ------------      ------------
TOTAL NET ASSETS..........................................    $40,758,358      $331,995,503      $493,759,782
                                                              ===========      ============      ============
Investments in shares of The Trusts, at cost..............    $34,151,055      $316,785,688      $436,780,163
The Trusts shares held
 Class A..................................................             --                --                --
 Class B..................................................      3,367,970        39,962,613        49,584,586

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              EQ/MONEY          EQ/MONTAG &        EQ/MORGAN STANLEY
                                                               MARKET*        CALDWELL GROWTH*       MID CAP GROWTH*
                                                            ------------      ----------------     -----------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $113,984,352         $40,464,772           $166,176,396
Receivable for The Trusts shares sold.....................        95,461               8,640                     --
Receivable for policy-related transactions................            --                  --                132,156
                                                            ------------         -----------           ------------
  Total assets............................................   114,079,813          40,473,412            166,308,552
                                                            ------------         -----------           ------------
LIABILITIES:
Payable for The Trusts shares purchased...................            --                  --                132,156
Payable for policy-related transactions...................       174,167               8,640                     --
                                                            ------------         -----------           ------------
  Total liabilities.......................................       174,167               8,640                132,156
                                                            ------------         -----------           ------------
NET ASSETS................................................  $113,905,646         $40,464,772           $166,176,396
                                                            ============         ===========           ============
NET ASSETS:
Accumulation Units........................................   113,191,830          40,464,647            166,171,256
Contracts in payout (annuitization) period................       713,816                  --                     --
Retained by AXA Equitable in Separate Account A...........            --                 125                  5,140
                                                            ------------         -----------           ------------
TOTAL NET ASSETS..........................................  $113,905,646         $40,464,772           $166,176,396
                                                            ============         ===========           ============
Investments in shares of The Trusts, at cost..............  $113,999,374         $33,952,734           $129,935,897
The Trusts shares held
 Class A..................................................    76,449,145                  --                     --
 Class B..................................................    37,483,866           6,608,914              9,684,557

                                                                 EQ/MUTUAL       EQ/OPPENHEIMER       EQ/PIMCO ULTRA
                                                             LARGE CAP EQUITY*       GLOBAL*            SHORT BOND*
                                                            ------------------   --------------       --------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $30,621,672        $37,232,472         $146,027,132
Receivable for The Trusts shares sold.....................               --                 --               67,122
Receivable for policy-related transactions................           21,472             25,619                   --
                                                                -----------        -----------         ------------
  Total assets............................................       30,643,144         37,258,091          146,094,254
                                                                -----------        -----------         ------------
LIABILITIES:
Payable for The Trusts shares purchased...................           21,472             25,619                   --
Payable for policy-related transactions...................               --                 --               67,122
                                                                -----------        -----------         ------------
  Total liabilities.......................................           21,472             25,619               67,122
                                                                -----------        -----------         ------------
NET ASSETS................................................      $30,621,672        $37,232,472         $146,027,132
                                                                ===========        ===========         ============
NET ASSETS:
Accumulation Units........................................       30,619,509         37,232,243          146,021,070
Contracts in payout (annuitization) period................               --                 --                   --
Retained by AXA Equitable in Separate Account A...........            2,163                229                6,062
                                                                -----------        -----------         ------------
TOTAL NET ASSETS..........................................      $30,621,672        $37,232,472         $146,027,132
                                                                ===========        ===========         ============
Investments in shares of The Trusts, at cost..............      $28,357,265        $31,199,087         $145,469,819
The Trusts shares held
 Class A..................................................               --                 --               16,845
 Class B..................................................        3,477,582          3,526,471           14,649,777

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            EQ/QUALITY BOND    EQ/SMALL COMPANY    EQ/T. ROWE PRICE
                                                                 PLUS*              INDEX*           GROWTH STOCK*
                                                            ---------------    ----------------    ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........   $155,862,020        $194,684,520        $136,782,505
Receivable for The Trusts shares sold.....................         52,002                  --                  --
Receivable for policy-related transactions................             --             118,873             111,630
                                                             ------------        ------------        ------------
  Total assets............................................    155,914,022         194,803,393         136,894,135
                                                             ------------        ------------        ------------
LIABILITIES:
Payable for The Trusts shares purchased...................             --             118,873             111,630
Payable for policy-related transactions...................         52,002                  --                  --
                                                             ------------        ------------        ------------
  Total liabilities.......................................         52,002             118,873             111,630
                                                             ------------        ------------        ------------
NET ASSETS................................................   $155,862,020        $194,684,520        $136,782,505
                                                             ============        ============        ============
NET ASSETS:
Accumulation Units........................................    155,024,018         194,601,427         136,779,992
Contracts in payout (annuitization) period................        658,637                  --                  --
Retained by AXA Equitable in Separate Account A...........        179,365              83,093               2,513
                                                             ------------        ------------        ------------
TOTAL NET ASSETS..........................................   $155,862,020        $194,684,520        $136,782,505
                                                             ============        ============        ============
Investments in shares of The Trusts, at cost..............   $172,975,541        $163,773,754        $117,395,506
The Trusts shares held
 Class A..................................................     14,104,562                  --                  --
 Class B..................................................      4,145,855          18,505,157           6,649,423

                                                              EQ/TEMPLETON      EQ/UBS GROWTH &     EQ/VAN KAMPEN
                                                             GLOBAL EQUITY*         INCOME*           COMSTOCK*
                                                             --------------     ---------------     -------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $31,442,520        $22,949,341        $23,240,856
Receivable for The Trusts shares sold.....................              --             24,079             15,875
Receivable for policy-related transactions................           7,046                 --                 --
                                                               -----------        -----------        -----------
  Total assets............................................      31,449,566         22,973,420         23,256,731
                                                               -----------        -----------        -----------
LIABILITIES:
Payable for The Trusts shares purchased...................           7,046                 --                 --
Payable for policy-related transactions...................              --             24,079             15,875
                                                               -----------        -----------        -----------
  Total liabilities.......................................           7,046             24,079             15,875
                                                               -----------        -----------        -----------
NET ASSETS................................................     $31,442,520        $22,949,341        $23,240,856
                                                               ===========        ===========        ===========
NET ASSETS:
Accumulation Units........................................      31,436,046         22,948,571         23,239,282
Contracts in payout (annuitization) period................              --                 --                 --
Retained by AXA Equitable in Separate Account A...........           6,474                770              1,574
                                                               -----------        -----------        -----------
TOTAL NET ASSETS..........................................     $31,442,520        $22,949,341        $23,240,856
                                                               ===========        ===========        ===========
Investments in shares of The Trusts, at cost..............     $27,888,854        $19,581,437        $19,167,488
The Trusts shares held
 Class A..................................................              --                 --                 --
 Class B..................................................       3,639,912          3,855,210          2,432,224

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                             EQ/WELLS FARGO       FIDELITY(R) VIP       FIDELITY(R) VIP
                                                            ADVANTAGE OMEGA        CONTRAFUND(R)         EQUITY-INCOME
                                                                GROWTH*              PORTFOLIO             PORTFOLIO
                                                            ---------------      ----------------      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $73,856,602           $16,899,422             $192,305
Receivable for The Trusts shares sold.....................             --                    --                   --
Receivable for policy-related transactions................        103,084               102,914                  912
                                                              -----------           -----------             --------
  Total assets............................................     73,959,686            17,002,336              193,217
                                                              -----------           -----------             --------
LIABILITIES:
Payable for The Trusts shares purchased...................        103,084               102,697                  912
Payable for policy-related transactions...................             --                    --                   --
                                                              -----------           -----------             --------
  Total liabilities.......................................        103,084               102,697                  912
                                                              -----------           -----------             --------
NET ASSETS................................................    $73,856,602           $16,899,639             $192,305
                                                              ===========           ===========             ========
NET ASSETS:
Accumulation Units........................................     73,828,522            16,899,639              191,773
Contracts in payout (annuitization) period................             --                    --                   --
Retained by AXA Equitable in Separate Account A...........         28,080                    --                  532
                                                              -----------           -----------             --------
TOTAL NET ASSETS..........................................    $73,856,602           $16,899,639             $192,305
                                                              ===========           ===========             ========
Investments in shares of The Trusts, at cost..............    $60,423,919           $15,974,496             $176,744
The Trusts shares held
 Class B..................................................      7,187,551                    --                   --
 Series II................................................             --                    --                   --
 Service Class 2..........................................             --               719,430               10,256
 Service Shares...........................................             --                    --                   --

                                                              FIDELITY(R) VIP      GOLDMAN SACHS VIT       INVESCO V.I.
                                                                  MID CAP               MID CAP              FINANCIAL
                                                                 PORTFOLIO             VALUE FUND          SERVICES FUND
                                                             ----------------     ------------------      -------------
ASSETS:
Investments in shares of The Trusts, at fair value........       $1,569,444             $376,899              $31,738
Receivable for The Trusts shares sold.....................               --                   --                   --
Receivable for policy-related transactions................            5,589                3,362                  111
                                                                 ----------             --------              -------
  Total assets............................................        1,575,033              380,261               31,849
                                                                 ----------             --------              -------
LIABILITIES:
Payable for The Trusts shares purchased...................            5,589                3,362                  110
Payable for policy-related transactions...................               --                   --                   --
                                                                 ----------             --------              -------
  Total liabilities.......................................            5,589                3,362                  110
                                                                 ----------             --------              -------
NET ASSETS................................................       $1,569,444             $376,899              $31,739
                                                                 ==========             ========              =======
NET ASSETS:
Accumulation Units........................................        1,569,273              376,752               31,739
Contracts in payout (annuitization) period................               --                   --                   --
Retained by AXA Equitable in Separate Account A...........              171                  147                   --
                                                                 ----------             --------              -------
TOTAL NET ASSETS..........................................       $1,569,444             $376,899              $31,739
                                                                 ==========             ========              =======
Investments in shares of The Trusts, at cost..............       $1,442,930             $342,588              $29,190
The Trusts shares held
 Class B..................................................               --                   --                   --
 Series II................................................               --                   --                5,708
 Service Class 2..........................................           48,847                   --                   --
 Service Shares...........................................               --               26,693                   --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                               INVESCO V.I.         INVESCO V.I.      INVESCO V.I.
                                                            GLOBAL REAL ESTATE     INTERNATIONAL      MID CAP CORE
                                                                    FUND             GROWTH FUND        EQUITY FUND
                                                           -------------------    --------------     -------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $3,634,369           $1,263,668        $1,938,372
Receivable for The Trusts shares sold.....................              --                   --                --
Receivable for policy-related transactions................          14,371                7,497             6,234
                                                                ----------           ----------        ----------
  Total assets............................................       3,648,740            1,271,165         1,944,606
                                                                ----------           ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased...................          14,272                7,497             6,234
Payable for policy-related transactions...................              --                   --                --
                                                                ----------           ----------        ----------
  Total liabilities.......................................          14,272                7,497             6,234
                                                                ----------           ----------        ----------
NET ASSETS................................................      $3,634,468           $1,263,668        $1,938,372
                                                                ==========           ==========        ==========
NET ASSETS:
Accumulation Units........................................       3,634,468            1,263,620         1,938,286
Contracts in payout (annuitization) period................              --                   --                --
Retained by AXA Equitable in Separate Account A...........              --                   48                86
                                                                ----------           ----------        ----------
TOTAL NET ASSETS..........................................      $3,634,468           $1,263,668        $1,938,372
                                                                ==========           ==========        ==========
Investments in shares of The Trusts, at cost..............      $3,561,535           $1,189,041        $1,845,695
The Trusts shares held
 Common Shares............................................              --                   --                --
 Series II................................................         273,056               44,574           157,848

                                                               INVESCO V.I.
                                                                 SMALL CAP         IVY FUNDS VIP      IVY FUNDS VIP
                                                                EQUITY FUND            ENERGY          HIGH INCOME
                                                               ------------        -------------      -------------
ASSETS:
Investments in shares of The Trusts, at fair value........       $787,568            $3,759,504        $5,681,635
Receivable for The Trusts shares sold.....................            104                    --           177,733
Receivable for policy-related transactions................             --                95,750                --
                                                                 --------            ----------        ----------
  Total assets............................................        787,672             3,855,254         5,859,368
                                                                 --------            ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased...................             --                95,635                --
Payable for policy-related transactions...................             73                    --           177,664
                                                                 --------            ----------        ----------
  Total liabilities.......................................             73                95,635           177,664
                                                                 --------            ----------        ----------
NET ASSETS................................................       $787,599            $3,759,619        $5,681,704
                                                                 ========            ==========        ==========
NET ASSETS:
Accumulation Units........................................        787,599             3,759,619         5,681,704
Contracts in payout (annuitization) period................             --                    --                --
Retained by AXA Equitable in Separate Account A...........             --                    --                --
                                                                 --------            ----------        ----------
TOTAL NET ASSETS..........................................       $787,599            $3,759,619        $5,681,704
                                                                 ========            ==========        ==========
Investments in shares of The Trusts, at cost..............       $729,623            $3,483,915        $5,606,671
The Trusts shares held
 Common Shares............................................             --               587,909         1,627,602
 Series II................................................         48,406                    --                --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            IVY FUNDS VIP      LAZARD RETIREMENT           MFS(R)
                                                              SMALL CAP         EMERGING MARKETS       INTERNATIONAL
                                                               GROWTH           EQUITY PORTFOLIO      VALUE PORTFOLIO
                                                            -------------      -----------------      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $267,671            $16,397,412            $6,102,087
Receivable for The Trusts shares sold.....................          --                     --                    --
Receivable for policy-related transactions................       2,174                141,697                38,081
                                                              --------            -----------            ----------
  Total assets............................................     269,845             16,539,109             6,140,168
                                                              --------            -----------            ----------
LIABILITIES:
Payable for The Trusts shares purchased...................       2,174                141,365                38,081
Payable for policy-related transactions...................          --                     --                    --
                                                              --------            -----------            ----------
  Total liabilities.......................................       2,174                141,365                38,081
                                                              --------            -----------            ----------
NET ASSETS................................................    $267,671            $16,397,744            $6,102,087
                                                              ========            ===========            ==========
NET ASSETS:
Accumulation Units........................................     267,607             16,397,744             6,101,502
Contracts in payout (annuitization) period................          --                     --                    --
Retained by AXA Equitable in Separate Account A...........          64                     --                   585
                                                              --------            -----------            ----------
TOTAL NET ASSETS..........................................    $267,671            $16,397,744            $6,102,087
                                                              ========            ===========            ==========
Investments in shares of The Trusts, at cost..............    $228,482            $16,133,959            $5,887,256
The Trusts shares held
 Common Shares............................................      25,419                     --                    --
 Service Class............................................          --                     --               395,469
 Service Shares...........................................          --                702,847                    --

                                                                                                          MFS(R)
                                                              MFS(R) INVESTORS    MFS(R) INVESTORS      TECHNOLOGY
                                                            GROWTH STOCK SERIES     TRUST SERIES        PORTFOLIO
                                                            -------------------   ----------------     -----------
ASSETS:
Investments in shares of The Trusts, at fair value........        $313,710           $1,748,014        $1,973,424
Receivable for The Trusts shares sold.....................              --                   --                --
Receivable for policy-related transactions................           1,381                7,264            22,552
                                                                  --------           ----------        ----------
  Total assets............................................         315,091            1,755,278         1,995,976
                                                                  --------           ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased...................           1,370                7,264            22,552
Payable for policy-related transactions...................              --                   --                --
                                                                  --------           ----------        ----------
  Total liabilities.......................................           1,370                7,264            22,552
                                                                  --------           ----------        ----------
NET ASSETS................................................        $313,721           $1,748,014        $1,973,424
                                                                  ========           ==========        ==========
NET ASSETS:
Accumulation Units........................................         313,721            1,748,014         1,973,263
Contracts in payout (annuitization) period................              --                   --
Retained by AXA Equitable in Separate Account A...........              --                   --               161
                                                                  --------           ----------        ----------
TOTAL NET ASSETS..........................................        $313,721           $1,748,014        $1,973,424
                                                                  ========           ==========        ==========
Investments in shares of The Trusts, at cost..............        $301,013           $1,638,085        $1,929,654
The Trusts shares held
 Common Shares............................................              --                   --                --
 Service Class............................................          29,155               87,620           296,310
 Service Shares...........................................              --                   --                --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                            MFS(R) UTILITIES         MULTIMANAGER          MULTIMANAGER
                                                                 SERIES           AGGRESSIVE EQUITY*        CORE BOND*
                                                            ----------------      ------------------       -------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $2,067,818            $626,784,994          $111,740,450
Receivable for The Trusts shares sold.....................             --                      --                    --
Receivable for policy-related transactions................         36,166                  97,670                12,325
                                                               ----------            ------------          ------------
  Total assets............................................      2,103,984             626,882,664           111,752,775
                                                               ----------            ------------          ------------
LIABILITIES:
Payable for The Trusts shares purchased...................         36,166                  32,987                12,325
Payable for policy-related transactions...................             --                      --                    --
                                                               ----------            ------------          ------------
  Total liabilities.......................................         36,166                  32,987                12,325
                                                               ----------            ------------          ------------
NET ASSETS................................................     $2,067,818            $626,849,677          $111,740,450
                                                               ==========            ============          ============
NET ASSETS:
Accumulation Units........................................      2,067,634             625,330,594           111,731,330
Contracts in payout (annuitization) period................             --               1,123,994                    --
Retained by AXA Equitable in Separate Account A...........            184                 395,089                 9,120
                                                               ----------            ------------          ------------
TOTAL NET ASSETS..........................................     $2,067,818            $626,849,677          $111,740,450
                                                               ==========            ============          ============
Investments in shares of The Trusts, at cost..............     $2,007,514            $680,931,358          $110,711,598
The Trusts shares held
 Class A..................................................             --              21,957,334                    --
 Class B..................................................             --               1,018,875            10,642,593
 Service Class............................................         82,878                      --                    --

                                                              MULTIMANAGER            MULTIMANAGER
                                                             INTERNATIONAL              LARGE CAP            MULTIMANAGER
                                                                EQUITY*               CORE EQUITY*         LARGE CAP VALUE*
                                                             -------------            ------------         ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $73,087,307             $15,030,613            $57,460,903
Receivable for The Trusts shares sold.....................        132,653                   7,623                     --
Receivable for policy-related transactions................             --                      --                 21,861
                                                              -----------             -----------            -----------
  Total assets............................................     73,219,960              15,038,236             57,482,764
                                                              -----------             -----------            -----------
LIABILITIES:
Payable for The Trusts shares purchased...................             --                      --                 21,861
Payable for policy-related transactions...................        132,653                   7,623                     --
                                                              -----------             -----------            -----------
  Total liabilities.......................................        132,653                   7,623                 21,861
                                                              -----------             -----------            -----------
NET ASSETS................................................    $73,087,307             $15,030,613            $57,460,903
                                                              ===========             ===========            ===========
NET ASSETS:
Accumulation Units........................................     73,080,827              15,023,378             57,445,459
Contracts in payout (annuitization) period................             --                      --                     --
Retained by AXA Equitable in Separate Account A...........          6,480                   7,235                 15,444
                                                              -----------             -----------            -----------
TOTAL NET ASSETS..........................................    $73,087,307             $15,030,613            $57,460,903
                                                              ===========             ===========            ===========
Investments in shares of The Trusts, at cost..............    $75,776,040             $14,901,963            $53,952,999
The Trusts shares held
 Class A..................................................             --                      --                     --
 Class B..................................................      6,634,407               1,477,711              5,873,309
 Service Class............................................             --                      --                     --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                              MULTIMANAGER       MULTIMANAGER         MULTIMANAGER
                                                            MID CAP GROWTH*     MID CAP VALUE*     MULTI-SECTOR BOND*
                                                            ---------------     --------------     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $76,175,310         $74,136,826         $122,628,964
Receivable for The Trusts shares sold.....................             --                  --               35,381
Receivable for policy-related transactions................         36,122              50,109                   --
                                                              -----------         -----------         ------------
  Total assets............................................     76,211,432          74,186,935          122,664,345
                                                              -----------         -----------         ------------
LIABILITIES:
Payable for The Trusts shares purchased...................         36,122              50,109                   --
Payable for policy-related transactions...................             --                  --               35,381
                                                              -----------         -----------         ------------
  Total liabilities.......................................         36,122              50,109               35,381
                                                              -----------         -----------         ------------
NET ASSETS................................................    $76,175,310         $74,136,826         $122,628,964
                                                              ===========         ===========         ============
NET ASSETS:
Accumulation Units........................................     76,164,756          74,121,559          122,122,932
Contracts in payout (annuitization) period................             --                  --              452,209
Retained by AXA Equitable in Separate Account A...........         10,554              15,267               53,823
                                                              -----------         -----------         ------------
TOTAL NET ASSETS..........................................    $76,175,310         $74,136,826         $122,628,964
                                                              ===========         ===========         ============
Investments in shares of The Trusts, at cost..............    $65,335,702         $60,084,642         $149,010,324
The Trusts shares held
 Class A..................................................             --                  --           23,822,031
 Class B..................................................      8,474,918           7,510,299            7,782,639



                                                                MULTIMANAGER       MULTIMANAGER       MULTIMANAGER
                                                             SMALL CAP GROWTH*   SMALL CAP VALUE*      TECHNOLOGY*
                                                             -----------------   ----------------     ------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $53,029,343        $134,635,092       $126,391,816
Receivable for The Trusts shares sold.....................               --              20,163                 --
Receivable for policy-related transactions................          257,261                  --            122,847
                                                                -----------        ------------       ------------
  Total assets............................................       53,286,604         134,655,255        126,514,663
                                                                -----------        ------------       ------------
LIABILITIES:
Payable for The Trusts shares purchased...................          257,261                  --            122,847
Payable for policy-related transactions...................               --              20,163                 --
                                                                -----------        ------------       ------------
  Total liabilities.......................................          257,261              20,163            122,847
                                                                -----------        ------------       ------------
NET ASSETS................................................      $53,029,343        $134,635,092       $126,391,816
                                                                ===========        ============       ============
NET ASSETS:
Accumulation Units........................................       52,763,893         134,604,669        126,366,314
Contracts in payout (annuitization) period................               --                  --                 --
Retained by AXA Equitable in Separate Account A...........          265,450              30,423             25,502
                                                                -----------        ------------       ------------
TOTAL NET ASSETS..........................................      $53,029,343        $134,635,092       $126,391,816
                                                                ===========        ============       ============
Investments in shares of The Trusts, at cost..............      $41,138,319        $124,834,556       $ 96,917,524
The Trusts shares held
 Class A..................................................               --                  --                 --
 Class B..................................................        6,007,189          12,472,318          9,867,584

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                         PIMCO VARIABLE
                                                                                         INSURANCE TRUST
                                                                  OPPENHEIMER        COMMODITYREALRETURN(R)   TARGET 2015
                                                            MAIN STREET FUND(R)/VA     STRATEGY PORTFOLIO     ALLOCATION*
                                                            ----------------------   ----------------------   ------------
ASSETS:
Investments in shares of The Trusts, at fair value........          $52,431                 $561,276          $20,504,530
Receivable for The Trusts shares sold.....................               --                       --               35,733
Receivable for policy-related transactions................              144                    1,588                   --
                                                                    -------                 --------          -----------
  Total assets............................................           52,575                  562,864           20,540,263
                                                                    -------                 --------          -----------
LIABILITIES:
Payable for The Trusts shares purchased...................              139                    1,587                   --
Payable for policy-related transactions...................               --                       --               35,733
                                                                    -------                 --------          -----------
  Total liabilities.......................................              139                    1,587               35,733
                                                                    -------                 --------          -----------
NET ASSETS................................................          $52,436                 $561,277          $20,504,530
                                                                    =======                 ========          ===========
NET ASSETS:
Accumulation Units........................................           52,436                  561,277           20,501,076
Contracts in payout (annuitization) period................               --                       --                   --
Retained by AXA Equitable in Separate Account A...........               --                       --                3,454
                                                                    -------                 --------          -----------
TOTAL NET ASSETS..........................................          $52,436                 $561,277          $20,504,530
                                                                    =======                 ========          ===========
Investments in shares of The Trusts, at cost..............          $48,084                 $528,855          $18,440,638
The Trusts shares held
 Advisor Class............................................               --                   61,951                   --
 Class B..................................................               --                       --            2,272,043
 Service Class............................................            2,532                       --                   --

                                                                  TARGET 2025             TARGET 2035          TARGET 2045
                                                                  ALLOCATION*             ALLOCATION*          ALLOCATION*
                                                                  -----------             -----------         ------------
ASSETS:
Investments in shares of The Trusts, at fair value........        $27,185,342             $21,520,565         $14,276,818
Receivable for The Trusts shares sold.....................                 --                      --                  --
Receivable for policy-related transactions................             17,950                  10,927               6,387
                                                                  -----------             -----------         -----------
  Total assets............................................         27,203,292              21,531,492          14,283,205
                                                                  -----------             -----------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................             17,950                  10,927               6,387
Payable for policy-related transactions...................                 --                      --                  --
                                                                  -----------             -----------         -----------
  Total liabilities.......................................             17,950                  10,927               6,387
                                                                  -----------             -----------         -----------
NET ASSETS................................................        $27,185,342             $21,520,565         $14,276,818
                                                                  ===========             ===========         ===========
NET ASSETS:
Accumulation Units........................................         27,183,845              21,513,199          14,275,756
Contracts in payout (annuitization) period................                 --                      --                  --
Retained by AXA Equitable in Separate Account A...........              1,497                   7,366               1,062
                                                                  -----------             -----------         -----------
TOTAL NET ASSETS..........................................        $27,185,342             $21,520,565         $14,276,818
                                                                  ===========             ===========         ===========
Investments in shares of The Trusts, at cost..............        $24,249,028             $19,023,218         $12,143,161
The Trusts shares held
 Advisor Class............................................                 --                      --                  --
 Class B..................................................          3,048,406               2,428,739           1,680,238
 Service Class............................................                 --                      --                  --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                 TEMPLETON
                                                                GLOBAL BOND
                                                              SECURITIES FUND
                                                              ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $2,034,650
Receivable for The Trusts shares sold.....................              --
Receivable for policy-related transactions................          10,256
                                                                ----------
  Total assets............................................       2,044,906
                                                                ----------
LIABILITIES:
Payable for The Trusts shares purchased...................          10,256
Payable for policy-related transactions...................              --
                                                                ----------
  Total liabilities.......................................          10,256
                                                                ----------
NET ASSETS................................................      $2,034,650
                                                                ==========
NET ASSETS:
Accumulation Units........................................       2,034,571
Contracts in payout (annuitization) period................              --
Retained by AXA Equitable in Separate Account A...........              79
                                                                ----------
TOTAL NET ASSETS..........................................      $2,034,650
                                                                ==========
Investments in shares of The Trusts, at cost..............      $1,990,872
The Trusts shares held
 Class 2..................................................         104,395

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

  The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                               UNITS
                                              CONTRACT                                      OUTSTANDING
                                              CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                            ------------   --------------   ------------   ------------
ALL ASSET ALLOCATION.....................        0.00%            B           $120.60            --
ALL ASSET ALLOCATION.....................        0.25%            B           $120.21            --
ALL ASSET ALLOCATION.....................        0.50%            B           $119.82            --
ALL ASSET ALLOCATION.....................        0.70%            B           $119.50            --
ALL ASSET ALLOCATION.....................        0.80%            B           $119.35            --
ALL ASSET ALLOCATION.....................        0.90%            B           $119.19             2
ALL ASSET ALLOCATION.....................        0.95%            B           $119.11             5
ALL ASSET ALLOCATION.....................        1.00%            B           $119.03             2
ALL ASSET ALLOCATION.....................        1.10%            B           $118.88             3
ALL ASSET ALLOCATION.....................        1.20%            B           $118.72            18
ALL ASSET ALLOCATION.....................        1.25%            B           $118.64             3
ALL ASSET ALLOCATION.....................        1.34%            B           $118.50            68
ALL ASSET ALLOCATION.....................        1.45%            B           $118.33            --

AMERICAN CENTURY VP MID CAP VALUE........        0.00%        Class II        $106.72            --
AMERICAN CENTURY VP MID CAP VALUE........        0.25%        Class II        $106.54            --
AMERICAN CENTURY VP MID CAP VALUE........        0.50%        Class II        $106.35            --
AMERICAN CENTURY VP MID CAP VALUE........        0.70%        Class II        $106.20            --
AMERICAN CENTURY VP MID CAP VALUE........        0.80%        Class II        $106.13            --
AMERICAN CENTURY VP MID CAP VALUE........        0.90%        Class II        $106.06            --
AMERICAN CENTURY VP MID CAP VALUE........        1.00%        Class II        $105.98            --
AMERICAN CENTURY VP MID CAP VALUE........        1.10%        Class II        $105.91            --
AMERICAN CENTURY VP MID CAP VALUE........        1.20%        Class II        $105.83             4

AXA AGGRESSIVE ALLOCATION................        0.00%            B           $144.93            --
AXA AGGRESSIVE ALLOCATION................        0.25%            B           $142.32            --
AXA AGGRESSIVE ALLOCATION................        0.50%            B           $139.76             2
AXA AGGRESSIVE ALLOCATION................        0.70%            B           $137.73             5
AXA AGGRESSIVE ALLOCATION................        0.80%            B           $167.32            --
AXA AGGRESSIVE ALLOCATION................        0.90%            B           $135.74           120
AXA AGGRESSIVE ALLOCATION................        0.95%            B           $135.24           138
AXA AGGRESSIVE ALLOCATION................        1.00%            B           $134.75            --
AXA AGGRESSIVE ALLOCATION................        1.10%            B           $133.76            91
AXA AGGRESSIVE ALLOCATION................        1.20%            B           $132.78           367
AXA AGGRESSIVE ALLOCATION................        1.25%            B           $ 81.84            56
AXA AGGRESSIVE ALLOCATION................        1.30%            B           $ 92.22            28
AXA AGGRESSIVE ALLOCATION................        1.34%            B           $131.43         1,916
AXA AGGRESSIVE ALLOCATION................        1.35%            B           $131.33             7
AXA AGGRESSIVE ALLOCATION................        1.45%            B           $130.37             1

AXA BALANCED STRATEGY....................        1.10%            A           $112.01             1
AXA BALANCED STRATEGY....................        1.25%            A           $111.79             2
AXA BALANCED STRATEGY....................        1.25%            B           $120.03            37
AXA BALANCED STRATEGY....................        1.30%            B           $119.94           139

AXA CONSERVATIVE ALLOCATION..............        0.00%            B           $131.35            --
AXA CONSERVATIVE ALLOCATION..............        0.25%            B           $128.98            --
AXA CONSERVATIVE ALLOCATION..............        0.50%            B           $126.66            --
AXA CONSERVATIVE ALLOCATION..............        0.70%            B           $124.82             1
AXA CONSERVATIVE ALLOCATION..............        0.80%            B           $121.58            --
AXA CONSERVATIVE ALLOCATION..............        0.90%            B           $123.01            24

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
AXA CONSERVATIVE ALLOCATION.............        0.95%            B           $122.57             85
AXA CONSERVATIVE ALLOCATION.............        1.00%            B           $122.12             --
AXA CONSERVATIVE ALLOCATION.............        1.10%            B           $121.23             31
AXA CONSERVATIVE ALLOCATION.............        1.20%            B           $120.34            165
AXA CONSERVATIVE ALLOCATION.............        1.25%            B           $103.79            132
AXA CONSERVATIVE ALLOCATION.............        1.30%            B           $106.89             16
AXA CONSERVATIVE ALLOCATION.............        1.34%            B           $119.11            424
AXA CONSERVATIVE ALLOCATION.............        1.35%            B           $119.02             --
AXA CONSERVATIVE ALLOCATION.............        1.45%            B           $118.15             --

AXA CONSERVATIVE GROWTH STRATEGY........        1.25%            B           $117.76             11
AXA CONSERVATIVE GROWTH STRATEGY........        1.30%            B           $117.67             20

AXA CONSERVATIVE STRATEGY...............        1.25%            B           $111.72              3
AXA CONSERVATIVE STRATEGY...............        1.30%            B           $111.64             10

AXA CONSERVATIVE-PLUS ALLOCATION........        0.00%            B           $134.11             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.25%            B           $131.70             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.50%            B           $129.33             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.70%            B           $127.45              2
AXA CONSERVATIVE-PLUS ALLOCATION........        0.80%            B           $133.38             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.90%            B           $125.60             50
AXA CONSERVATIVE-PLUS ALLOCATION........        0.95%            B           $125.14             55
AXA CONSERVATIVE-PLUS ALLOCATION........        1.00%            B           $124.69             --
AXA CONSERVATIVE-PLUS ALLOCATION........        1.10%            B           $123.78             37
AXA CONSERVATIVE-PLUS ALLOCATION........        1.20%            B           $122.87            238
AXA CONSERVATIVE-PLUS ALLOCATION........        1.25%            B           $ 97.68             83
AXA CONSERVATIVE-PLUS ALLOCATION........        1.30%            B           $103.02             25
AXA CONSERVATIVE-PLUS ALLOCATION........        1.34%            B           $121.62            753
AXA CONSERVATIVE-PLUS ALLOCATION........        1.35%            B           $121.53              1
AXA CONSERVATIVE-PLUS ALLOCATION........        1.45%            B           $120.64             --

AXA GROWTH STRATEGY.....................        1.10%            A           $114.92              7
AXA GROWTH STRATEGY.....................        1.25%            A           $114.69              6

AXA MODERATE ALLOCATION.................        0.25%            A           $132.27             --
AXA MODERATE ALLOCATION.................        0.50%            A           $105.37             --
AXA MODERATE ALLOCATION.................        0.70%            A           $169.97             11
AXA MODERATE ALLOCATION.................        0.90%            A           $202.78            166
AXA MODERATE ALLOCATION.................        1.00%            A           $212.02             --
AXA MODERATE ALLOCATION.................        1.20%            A           $179.37             73
AXA MODERATE ALLOCATION.................        1.35%            A           $210.76          1,284
AXA MODERATE ALLOCATION.................        1.35%            A           $212.10             37
AXA MODERATE ALLOCATION.................        1.45%            A           $135.24              4
AXA MODERATE ALLOCATION.................        1.75%            A           $ 63.45         16,700
AXA MODERATE ALLOCATION.................        0.25%            B           $125.10             --
AXA MODERATE ALLOCATION.................        0.50%            B           $121.93              5
AXA MODERATE ALLOCATION.................        0.70%            B           $130.91             18
AXA MODERATE ALLOCATION.................        0.80%            B           $139.68             --
AXA MODERATE ALLOCATION.................        0.90%            B           $127.21             15
AXA MODERATE ALLOCATION.................        0.90%            B           $142.39             33
AXA MODERATE ALLOCATION.................        0.95%            B           $127.22            302
AXA MODERATE ALLOCATION.................        1.00%            B           $140.51              1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                          UNITS
                                         CONTRACT                                      OUTSTANDING
                                         CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                       ------------   --------------   ------------   ------------
AXA MODERATE ALLOCATION.............        1.10%            B           $125.05            167
AXA MODERATE ALLOCATION.............        1.20%            B           $135.28            994
AXA MODERATE ALLOCATION.............        1.25%            B           $ 92.96            249
AXA MODERATE ALLOCATION.............        1.30%            B           $100.87            139

AXA MODERATE-PLUS ALLOCATION........        0.00%            B           $145.92             --
AXA MODERATE-PLUS ALLOCATION........        0.25%            B           $143.29             --
AXA MODERATE-PLUS ALLOCATION........        0.50%            B           $140.71              5
AXA MODERATE-PLUS ALLOCATION........        0.70%            B           $138.67              8
AXA MODERATE-PLUS ALLOCATION........        0.80%            B           $152.94             --
AXA MODERATE-PLUS ALLOCATION........        0.90%            B           $136.66            246
AXA MODERATE-PLUS ALLOCATION........        0.95%            B           $136.16            418
AXA MODERATE-PLUS ALLOCATION........        1.00%            B           $135.67              1
AXA MODERATE-PLUS ALLOCATION........        1.10%            B           $134.67            189
AXA MODERATE-PLUS ALLOCATION........        1.20%            B           $133.69            867
AXA MODERATE-PLUS ALLOCATION........        1.25%            B           $ 88.37            156
AXA MODERATE-PLUS ALLOCATION........        1.30%            B           $ 97.20            167
AXA MODERATE-PLUS ALLOCATION........        1.34%            B           $132.32          4,210
AXA MODERATE-PLUS ALLOCATION........        1.35%            B           $132.22              8
AXA MODERATE-PLUS ALLOCATION........        1.45%            B           $131.26              2

AXA TACTICAL MANAGER 2000...........        0.00%            B           $105.76             --
AXA TACTICAL MANAGER 2000...........        0.25%            B           $105.58             --
AXA TACTICAL MANAGER 2000...........        0.25%            B           $124.22             --
AXA TACTICAL MANAGER 2000...........        0.50%            B           $105.39             --
AXA TACTICAL MANAGER 2000...........        0.50%            B           $124.12             --
AXA TACTICAL MANAGER 2000...........        0.70%            B           $105.25             --
AXA TACTICAL MANAGER 2000...........        0.70%            B           $124.04             --
AXA TACTICAL MANAGER 2000...........        0.80%            B           $105.17             --
AXA TACTICAL MANAGER 2000...........        0.90%            B           $105.10             --
AXA TACTICAL MANAGER 2000...........        0.90%            B           $123.95             --
AXA TACTICAL MANAGER 2000...........        0.95%            B           $123.93             --
AXA TACTICAL MANAGER 2000...........        1.00%            B           $105.03             --
AXA TACTICAL MANAGER 2000...........        1.10%            B           $104.95             --
AXA TACTICAL MANAGER 2000...........        1.20%            B           $104.88              2
AXA TACTICAL MANAGER 2000...........        1.20%            B           $123.83             --
AXA TACTICAL MANAGER 2000...........        1.25%            B           $123.81             --
AXA TACTICAL MANAGER 2000...........        1.34%            B           $123.77              1

AXA TACTICAL MANAGER 400............        0.00%            B           $106.93             --
AXA TACTICAL MANAGER 400............        0.25%            B           $106.74             --
AXA TACTICAL MANAGER 400............        0.25%            B           $120.16             --
AXA TACTICAL MANAGER 400............        0.50%            B           $106.56             --
AXA TACTICAL MANAGER 400............        0.50%            B           $120.06             --
AXA TACTICAL MANAGER 400............        0.70%            B           $106.41             --
AXA TACTICAL MANAGER 400............        0.70%            B           $119.98             --
AXA TACTICAL MANAGER 400............        0.80%            B           $106.33             --
AXA TACTICAL MANAGER 400............        0.90%            B           $106.26             --
AXA TACTICAL MANAGER 400............        0.90%            B           $119.90             --
AXA TACTICAL MANAGER 400............        0.95%            B           $119.88             --
AXA TACTICAL MANAGER 400............        1.00%            B           $106.18             --
AXA TACTICAL MANAGER 400............        1.10%            B           $106.11             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                UNITS
                                               CONTRACT                                      OUTSTANDING
                                               CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                             ------------   --------------   ------------   ------------
AXA TACTICAL MANAGER 400..................        1.20%            B           $106.03            5
AXA TACTICAL MANAGER 400..................        1.20%            B           $119.78           --
AXA TACTICAL MANAGER 400..................        1.25%            B           $119.76           --
AXA TACTICAL MANAGER 400..................        1.34%            B           $119.72            3

AXA TACTICAL MANAGER 500..................        0.00%            B           $104.00           --
AXA TACTICAL MANAGER 500..................        0.25%            B           $103.82           --
AXA TACTICAL MANAGER 500..................        0.25%            B           $115.75           --
AXA TACTICAL MANAGER 500..................        0.50%            B           $103.64           --
AXA TACTICAL MANAGER 500..................        0.50%            B           $115.65           --
AXA TACTICAL MANAGER 500..................        0.70%            B           $103.49           --
AXA TACTICAL MANAGER 500..................        0.70%            B           $115.58           --
AXA TACTICAL MANAGER 500..................        0.80%            B           $103.42           --
AXA TACTICAL MANAGER 500..................        0.90%            B           $103.35           --
AXA TACTICAL MANAGER 500..................        0.90%            B           $115.50           --
AXA TACTICAL MANAGER 500..................        0.95%            B           $115.48           --
AXA TACTICAL MANAGER 500..................        1.00%            B           $103.28           --
AXA TACTICAL MANAGER 500..................        1.10%            B           $103.20           --
AXA TACTICAL MANAGER 500..................        1.20%            B           $103.13            7
AXA TACTICAL MANAGER 500..................        1.20%            B           $115.38           --
AXA TACTICAL MANAGER 500..................        1.25%            B           $115.37           --
AXA TACTICAL MANAGER 500..................        1.34%            B           $115.33            3

AXA TACTICAL MANAGER INTERNATIONAL........        0.00%            B           $105.04           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.25%            B           $104.86           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.25%            B           $111.90           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.50%            B           $104.68           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.50%            B           $111.81           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.70%            B           $104.53           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.70%            B           $111.74           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.70%            B           $111.74           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.80%            B           $104.46           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $104.38           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $104.38           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $111.66           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $111.66           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.95%            B           $111.65           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.00%            B           $104.31           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.10%            B           $104.24           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.10%            B           $104.24           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $104.17            3
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $104.17           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $111.55           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $111.55           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.25%            B           $111.53           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.34%            B           $111.50            2
AXA TACTICAL MANAGER INTERNATIONAL........        1.34%            B           $111.50           --

EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.25%            A           $141.13           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.50%            A           $ 77.24           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.70%            A           $121.12           12
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.90%            A           $129.53           47

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.00%            A           $132.37             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.20%            A           $113.54             32
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.34%            A           $126.00          3,352
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.35%            A           $125.80             39
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.45%            A           $ 98.22              3
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.25%            B           $103.93             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.50%            B           $101.30              2
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.70%            B           $104.17             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.80%            B           $169.94             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.90%            B           $105.51             12
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.95%            B           $101.23            182
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.00%            B           $154.01             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.10%            B           $ 99.51             25
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.20%            B           $ 98.13            331
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.25%            B           $ 61.16             48
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.30%            B           $ 73.95             14

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.25%            A           $193.01             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.50%            A           $120.02             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.70%            A           $176.42              3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.90%            A           $220.99             13
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.00%            A           $217.96             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.20%            A           $212.01             11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.34%            A           $207.94          1,291
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.35%            A           $207.65             11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.45%            A           $150.43              2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.25%            B           $118.09             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.50%            B           $115.09             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.70%            B           $189.99             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.80%            B           $209.72             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.90%            B           $156.68              4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.95%            B           $184.64             82
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.00%            B           $200.32             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.10%            B           $181.49              5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.20%            B           $150.51            168
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.25%            B           $ 95.65             15
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.30%            B           $114.91              6

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.00%            B           $105.37             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.25%            B           $104.23             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.50%            B           $103.11             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.70%            B           $102.22             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.80%            B           $210.78             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.90%            B           $101.33              3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.95%            B           $101.11              7
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.00%            B           $100.89             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.10%            B           $100.45              3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.20%            B           $100.02             17
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.25%            B           $ 83.55              5
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.30%            B           $ 95.04              1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.34%            B           $ 99.41            120
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.35%            B           $ 99.36             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                  UNITS
                                                 CONTRACT                                      OUTSTANDING
                                                 CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                               ------------   --------------   ------------   ------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........        1.45%            B          $ 98.93              --

EQ/BLACKROCK BASIC VALUE EQUITY.............        0.25%            B          $148.44              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.50%            B          $144.66              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.70%            B          $180.26               6
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.80%            B          $169.09              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.90%            B          $171.74               4
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.90%            B          $175.79              40
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.95%            B          $145.94             130
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.00%            B          $173.59              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.10%            B          $171.41              23
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.20%            B          $167.98             300
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.20%            B          $169.26              30
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.25%            B          $ 81.95              98
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.30%            B          $ 92.93               7
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.34%            B          $215.34           1,394
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.35%            B          $166.08               8
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.45%            B          $162.76               1

EQ/BLACKROCK INTERNATIONAL VALUE............        0.25%            B          $116.03              --
EQ/BLACKROCK INTERNATIONAL VALUE............        0.50%            B          $113.07              --
EQ/BLACKROCK INTERNATIONAL VALUE............        0.70%            B          $137.38              28
EQ/BLACKROCK INTERNATIONAL VALUE............        0.80%            B          $172.32              --
EQ/BLACKROCK INTERNATIONAL VALUE............        0.90%            B          $134.27              49
EQ/BLACKROCK INTERNATIONAL VALUE............        0.95%            B          $133.50             119
EQ/BLACKROCK INTERNATIONAL VALUE............        1.00%            B          $132.74              --
EQ/BLACKROCK INTERNATIONAL VALUE............        1.10%            B          $131.22              13
EQ/BLACKROCK INTERNATIONAL VALUE............        1.20%            B          $129.72             164
EQ/BLACKROCK INTERNATIONAL VALUE............        1.25%            B          $ 74.65              30
EQ/BLACKROCK INTERNATIONAL VALUE............        1.30%            B          $ 86.26               8
EQ/BLACKROCK INTERNATIONAL VALUE............        1.34%            B          $127.65           1,622
EQ/BLACKROCK INTERNATIONAL VALUE............        1.35%            B          $127.50               9
EQ/BLACKROCK INTERNATIONAL VALUE............        1.45%            B          $138.00               1

EQ/BOSTON ADVISORS EQUITY INCOME............        0.00%            B          $119.67              --
EQ/BOSTON ADVISORS EQUITY INCOME............        0.25%            B          $117.82              --
EQ/BOSTON ADVISORS EQUITY INCOME............        0.50%            B          $116.00               1
EQ/BOSTON ADVISORS EQUITY INCOME............        0.70%            B          $114.56               2
EQ/BOSTON ADVISORS EQUITY INCOME............        0.80%            B          $166.70              --
EQ/BOSTON ADVISORS EQUITY INCOME............        0.90%            B          $113.13              13
EQ/BOSTON ADVISORS EQUITY INCOME............        0.95%            B          $112.77              32
EQ/BOSTON ADVISORS EQUITY INCOME............        1.00%            B          $112.42              --
EQ/BOSTON ADVISORS EQUITY INCOME............        1.10%            B          $111.72               6
EQ/BOSTON ADVISORS EQUITY INCOME............        1.20%            B          $111.01              74
EQ/BOSTON ADVISORS EQUITY INCOME............        1.25%            B          $ 79.65              12
EQ/BOSTON ADVISORS EQUITY INCOME............        1.30%            B          $ 89.91               7
EQ/BOSTON ADVISORS EQUITY INCOME............        1.34%            B          $110.04             381
EQ/BOSTON ADVISORS EQUITY INCOME............        1.35%            B          $109.97              --
EQ/BOSTON ADVISORS EQUITY INCOME............        1.45%            B          $109.28              --

EQ/CALVERT SOCIALLY RESPONSIBLE.............        0.25%            B          $ 77.39              --
EQ/CALVERT SOCIALLY RESPONSIBLE.............        0.50%            B          $ 75.42              --
EQ/CALVERT SOCIALLY RESPONSIBLE.............        0.70%            B          $ 83.42               3

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                          ------------   --------------   ------------   ------------
EQ/CALVERT SOCIALLY RESPONSIBLE........        0.80%            B           $163.29             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        0.90%            B           $ 81.53              5
EQ/CALVERT SOCIALLY RESPONSIBLE........        0.95%            B           $103.94              4
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.00%            B           $ 80.60             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.10%            B           $ 79.68              2
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.20%            B           $ 78.76             21
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.25%            B           $ 78.94              1
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.30%            B           $ 86.97             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.34%            B           $ 77.50            247
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.35%            B           $ 77.41             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.45%            B           $ 99.18             --

EQ/CAPITAL GUARDIAN GROWTH.............        0.25%            B           $ 66.12             --
EQ/CAPITAL GUARDIAN GROWTH.............        0.50%            B           $ 64.34             --
EQ/CAPITAL GUARDIAN GROWTH.............        0.70%            B           $ 72.78              1
EQ/CAPITAL GUARDIAN GROWTH.............        0.80%            B           $167.29             --
EQ/CAPITAL GUARDIAN GROWTH.............        0.90%            B           $ 71.14             10
EQ/CAPITAL GUARDIAN GROWTH.............        0.95%            B           $ 70.73             14
EQ/CAPITAL GUARDIAN GROWTH.............        1.00%            B           $ 70.33             --
EQ/CAPITAL GUARDIAN GROWTH.............        1.10%            B           $ 69.52             16
EQ/CAPITAL GUARDIAN GROWTH.............        1.20%            B           $ 68.72             33
EQ/CAPITAL GUARDIAN GROWTH.............        1.25%            B           $ 83.97              2
EQ/CAPITAL GUARDIAN GROWTH.............        1.30%            B           $ 91.46             --
EQ/CAPITAL GUARDIAN GROWTH.............        1.34%            B           $ 67.63            215
EQ/CAPITAL GUARDIAN GROWTH.............        1.35%            B           $ 67.55             --
EQ/CAPITAL GUARDIAN GROWTH.............        1.45%            B           $ 89.77             --

EQ/CAPITAL GUARDIAN RESEARCH...........        0.00%            B           $135.75             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.25%            B           $117.78             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.50%            B           $114.78             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.70%            B           $125.33              2
EQ/CAPITAL GUARDIAN RESEARCH...........        0.80%            B           $175.62             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.90%            B           $122.49             23
EQ/CAPITAL GUARDIAN RESEARCH...........        0.95%            B           $121.79             60
EQ/CAPITAL GUARDIAN RESEARCH...........        1.00%            B           $121.10             --
EQ/CAPITAL GUARDIAN RESEARCH...........        1.10%            B           $119.71              3
EQ/CAPITAL GUARDIAN RESEARCH...........        1.20%            B           $118.34            243
EQ/CAPITAL GUARDIAN RESEARCH...........        1.25%            B           $ 83.08             44
EQ/CAPITAL GUARDIAN RESEARCH...........        1.30%            B           $ 90.72              1
EQ/CAPITAL GUARDIAN RESEARCH...........        1.34%            B           $116.45          1,072
EQ/CAPITAL GUARDIAN RESEARCH...........        1.35%            B           $116.32              4
EQ/CAPITAL GUARDIAN RESEARCH...........        1.45%            B           $114.98              2

EQ/COMMON STOCK INDEX..................        0.25%            A           $156.16             --
EQ/COMMON STOCK INDEX..................        0.50%            A           $ 89.18              1
EQ/COMMON STOCK INDEX..................        0.70%            A           $135.36             22
EQ/COMMON STOCK INDEX..................        0.90%            A           $191.06             63
EQ/COMMON STOCK INDEX..................        1.00%            A           $204.58             --
EQ/COMMON STOCK INDEX..................        1.00%            A           $429.45             75
EQ/COMMON STOCK INDEX..................        1.00%            A           $465.19             27
EQ/COMMON STOCK INDEX..................        1.20%            A           $156.63             35
EQ/COMMON STOCK INDEX..................        1.35%            A           $240.35          1,526

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                       UNITS
                                      CONTRACT                                      OUTSTANDING
                                      CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                    ------------   --------------   ------------   ------------
EQ/COMMON STOCK INDEX............        1.35%            A           $251.13             44
EQ/COMMON STOCK INDEX............        1.45%            A           $ 96.59             22
EQ/COMMON STOCK INDEX............        1.75%            A           $311.66          5,168
EQ/COMMON STOCK INDEX............        0.25%            B           $ 88.78             --
EQ/COMMON STOCK INDEX............        0.50%            B           $ 86.53             --
EQ/COMMON STOCK INDEX............        0.70%            B           $ 89.43              8
EQ/COMMON STOCK INDEX............        0.80%            B           $174.53             --
EQ/COMMON STOCK INDEX............        0.90%            B           $ 91.54             22
EQ/COMMON STOCK INDEX............        0.90%            B           $102.45             13
EQ/COMMON STOCK INDEX............        0.95%            B           $ 86.90            275
EQ/COMMON STOCK INDEX............        1.00%            B           $149.56             --
EQ/COMMON STOCK INDEX............        1.10%            B           $ 85.42             11
EQ/COMMON STOCK INDEX............        1.20%            B           $ 96.63            690
EQ/COMMON STOCK INDEX............        1.25%            B           $ 76.49             46
EQ/COMMON STOCK INDEX............        1.30%            B           $ 85.37             20

EQ/CORE BOND INDEX...............        0.25%            B           $123.91             --
EQ/CORE BOND INDEX...............        0.50%            B           $121.12             --
EQ/CORE BOND INDEX...............        0.70%            B           $118.93              7
EQ/CORE BOND INDEX...............        0.80%            B           $110.07             --
EQ/CORE BOND INDEX...............        0.90%            B           $116.78             16
EQ/CORE BOND INDEX...............        0.95%            B           $116.24            155
EQ/CORE BOND INDEX...............        1.00%            B           $115.71             --
EQ/CORE BOND INDEX...............        1.10%            B           $114.66             12
EQ/CORE BOND INDEX...............        1.20%            B           $113.61            130
EQ/CORE BOND INDEX...............        1.25%            B           $ 97.32             29
EQ/CORE BOND INDEX...............        1.30%            B           $ 97.46              5
EQ/CORE BOND INDEX...............        1.34%            B           $112.15            771
EQ/CORE BOND INDEX...............        1.35%            B           $112.05              3
EQ/CORE BOND INDEX...............        1.45%            B           $111.02             --

EQ/DAVIS NEW YORK VENTURE........        0.00%            B           $ 88.12             --
EQ/DAVIS NEW YORK VENTURE........        0.25%            B           $142.32             --
EQ/DAVIS NEW YORK VENTURE........        0.25%            B           $154.88             --
EQ/DAVIS NEW YORK VENTURE........        0.50%            B           $ 86.53             --
EQ/DAVIS NEW YORK VENTURE........        0.70%            B           $ 85.90              1
EQ/DAVIS NEW YORK VENTURE........        0.80%            B           $173.83             --
EQ/DAVIS NEW YORK VENTURE........        0.90%            B           $ 85.28              7
EQ/DAVIS NEW YORK VENTURE........        0.90%            B           $ 97.97              1
EQ/DAVIS NEW YORK VENTURE........        0.95%            B           $ 85.12             25
EQ/DAVIS NEW YORK VENTURE........        1.00%            B           $ 97.55             --
EQ/DAVIS NEW YORK VENTURE........        1.00%            B           $173.20             --
EQ/DAVIS NEW YORK VENTURE........        1.10%            B           $ 92.44             12
EQ/DAVIS NEW YORK VENTURE........        1.20%            B           $ 84.34             56
EQ/DAVIS NEW YORK VENTURE........        1.25%            B           $ 83.27             11
EQ/DAVIS NEW YORK VENTURE........        1.30%            B           $ 84.16              2
EQ/DAVIS NEW YORK VENTURE........        1.34%            B           $ 83.91            215
EQ/DAVIS NEW YORK VENTURE........        1.34%            B           $ 96.11             --
EQ/DAVIS NEW YORK VENTURE........        1.35%            B           $ 96.06              2
EQ/DAVIS NEW YORK VENTURE........        1.45%            B           $ 83.57             --

EQ/EQUITY 500 INDEX..............        0.25%            A           $150.76             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/EQUITY 500 INDEX.....................        0.50%            A          $ 96.77              --
EQ/EQUITY 500 INDEX.....................        0.70%            A          $147.48              14
EQ/EQUITY 500 INDEX.....................        0.90%            A          $208.43              54
EQ/EQUITY 500 INDEX.....................        1.00%            A          $233.38              --
EQ/EQUITY 500 INDEX.....................        1.20%            A          $171.22              54
EQ/EQUITY 500 INDEX.....................        1.34%            A          $281.41           2,394
EQ/EQUITY 500 INDEX.....................        1.35%            A          $280.94              24
EQ/EQUITY 500 INDEX.....................        1.45%            A          $106.14               8
EQ/EQUITY 500 INDEX.....................        0.25%            B          $ 98.41              --
EQ/EQUITY 500 INDEX.....................        0.50%            B          $ 95.91              --
EQ/EQUITY 500 INDEX.....................        0.70%            B          $ 96.96              24
EQ/EQUITY 500 INDEX.....................        0.80%            B          $169.55              --
EQ/EQUITY 500 INDEX.....................        0.90%            B          $112.13              14
EQ/EQUITY 500 INDEX.....................        0.95%            B          $ 94.23             158
EQ/EQUITY 500 INDEX.....................        1.00%            B          $142.74              --
EQ/EQUITY 500 INDEX.....................        1.10%            B          $ 92.62              28
EQ/EQUITY 500 INDEX.....................        1.20%            B          $106.19             574
EQ/EQUITY 500 INDEX.....................        1.25%            B          $ 82.57             101
EQ/EQUITY 500 INDEX.....................        1.30%            B          $ 92.64              10

EQ/EQUITY GROWTH PLUS...................        0.25%            B          $161.54              --
EQ/EQUITY GROWTH PLUS...................        0.50%            B          $157.83               1
EQ/EQUITY GROWTH PLUS...................        0.70%            B          $154.92               7
EQ/EQUITY GROWTH PLUS...................        0.80%            B          $168.30              --
EQ/EQUITY GROWTH PLUS...................        0.90%            B          $152.06              49
EQ/EQUITY GROWTH PLUS...................        0.95%            B          $151.36             161
EQ/EQUITY GROWTH PLUS...................        1.00%            B          $150.65              --
EQ/EQUITY GROWTH PLUS...................        1.10%            B          $149.25              15
EQ/EQUITY GROWTH PLUS...................        1.20%            B          $147.86             275
EQ/EQUITY GROWTH PLUS...................        1.25%            B          $ 91.54              29
EQ/EQUITY GROWTH PLUS...................        1.30%            B          $100.05              12
EQ/EQUITY GROWTH PLUS...................        1.34%            B          $145.93           1,998
EQ/EQUITY GROWTH PLUS...................        1.35%            B          $145.80               3
EQ/EQUITY GROWTH PLUS...................        1.45%            B          $144.44               1

EQ/FRANKLIN CORE BALANCED...............        0.00%            B          $105.89              --
EQ/FRANKLIN CORE BALANCED...............        0.25%            B          $104.76              --
EQ/FRANKLIN CORE BALANCED...............        0.50%            B          $103.63              --
EQ/FRANKLIN CORE BALANCED...............        0.70%            B          $102.73               2
EQ/FRANKLIN CORE BALANCED...............        0.80%            B          $157.86              --
EQ/FRANKLIN CORE BALANCED...............        0.90%            B          $101.84              12
EQ/FRANKLIN CORE BALANCED...............        0.95%            B          $101.62              51
EQ/FRANKLIN CORE BALANCED...............        1.00%            B          $101.40              --
EQ/FRANKLIN CORE BALANCED...............        1.10%            B          $100.96              10
EQ/FRANKLIN CORE BALANCED...............        1.20%            B          $100.52             113
EQ/FRANKLIN CORE BALANCED...............        1.25%            B          $ 92.35              16
EQ/FRANKLIN CORE BALANCED...............        1.30%            B          $ 98.57              16
EQ/FRANKLIN CORE BALANCED...............        1.34%            B          $ 99.91             565
EQ/FRANKLIN CORE BALANCED...............        1.35%            B          $ 99.86              --
EQ/FRANKLIN CORE BALANCED...............        1.45%            B          $ 99.43              --

EQ/FRANKLIN TEMPLETON ALLOCATION........        0.00%            B          $ 85.89              --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.25%            B           $147.18             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.50%            B           $ 84.35             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.70%            B           $ 83.73             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.80%            B           $160.81             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.90%            B           $ 83.12              8
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.95%            B           $ 82.97             42
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.00%            B           $160.22             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.10%            B           $ 92.77             12
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.20%            B           $ 82.21             85
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.25%            B           $ 81.34             11
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.30%            B           $ 82.04             17
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.34%            B           $ 81.79            418
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.45%            B           $ 81.46             --

EQ/GAMCO MERGERS & ACQUISITIONS.........        0.00%            B           $135.51             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.25%            B           $133.60             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.50%            B           $131.72             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.70%            B           $130.22              1
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.80%            B           $133.04             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.90%            B           $128.75              3
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.95%            B           $128.38             17
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.00%            B           $128.01             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.10%            B           $127.28              5
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.20%            B           $126.55             19
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.25%            B           $101.45              9
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.30%            B           $110.64              2
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.34%            B           $125.49              2
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.34%            B           $125.54             93
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.35%            B           $125.47             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.45%            B           $124.75             --

EQ/GAMCO SMALL COMPANY VALUE............        0.00%            B           $200.19             --
EQ/GAMCO SMALL COMPANY VALUE............        0.25%            B           $197.10             --
EQ/GAMCO SMALL COMPANY VALUE............        0.50%            B           $194.05              2
EQ/GAMCO SMALL COMPANY VALUE............        0.70%            B           $191.63              5
EQ/GAMCO SMALL COMPANY VALUE............        0.80%            B           $224.85             --
EQ/GAMCO SMALL COMPANY VALUE............        0.90%            B           $189.25             37
EQ/GAMCO SMALL COMPANY VALUE............        0.95%            B           $188.65             85
EQ/GAMCO SMALL COMPANY VALUE............        1.00%            B           $188.06             --
EQ/GAMCO SMALL COMPANY VALUE............        1.10%            B           $186.88             26
EQ/GAMCO SMALL COMPANY VALUE............        1.20%            B           $185.71            264
EQ/GAMCO SMALL COMPANY VALUE............        1.25%            B           $118.42             87
EQ/GAMCO SMALL COMPANY VALUE............        1.30%            B           $140.22             14
EQ/GAMCO SMALL COMPANY VALUE............        1.34%            B           $184.08          1,363
EQ/GAMCO SMALL COMPANY VALUE............        1.35%            B           $183.96              3
EQ/GAMCO SMALL COMPANY VALUE............        1.45%            B           $182.80              1

EQ/GLOBAL BOND PLUS.....................        0.00%            B           $127.62             --
EQ/GLOBAL BOND PLUS.....................        0.25%            B           $125.96             --
EQ/GLOBAL BOND PLUS.....................        0.50%            B           $124.32             --
EQ/GLOBAL BOND PLUS.....................        0.70%            B           $123.01              2
EQ/GLOBAL BOND PLUS.....................        0.80%            B           $114.37             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
EQ/GLOBAL BOND PLUS..........................        0.90%            B           $121.72             12
EQ/GLOBAL BOND PLUS..........................        0.95%            B           $121.40             71
EQ/GLOBAL BOND PLUS..........................        1.00%            B           $121.08             --
EQ/GLOBAL BOND PLUS..........................        1.10%            B           $120.44             25
EQ/GLOBAL BOND PLUS..........................        1.20%            B           $119.80            101
EQ/GLOBAL BOND PLUS..........................        1.25%            B           $120.20             45
EQ/GLOBAL BOND PLUS..........................        1.30%            B           $121.92              2
EQ/GLOBAL BOND PLUS..........................        1.34%            B           $118.92            355
EQ/GLOBAL BOND PLUS..........................        1.35%            B           $118.85             --
EQ/GLOBAL BOND PLUS..........................        1.45%            B           $118.22             --

EQ/GLOBAL MULTI-SECTOR EQUITY................        0.25%            B           $247.51             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.50%            B           $241.20              1
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.70%            B           $181.15             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.70%            B           $296.06              4
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.70%            B           $296.06              3
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.80%            B           $183.45             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $178.99             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $288.71             18
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $288.71              3
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $342.45              3
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.95%            B           $252.98             95
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.00%            B           $285.11             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.00%            B           $285.11             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.10%            B           $281.53             15
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.20%            B           $262.52            176
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.20%            B           $277.99             48
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.25%            B           $ 79.43             84
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.30%            B           $108.81              7
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.34%            B           $181.09          1,848
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.35%            B           $272.77              7
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.45%            B           $254.37              1
EQ/GLOBAL MULTI-SECTOR EQUITY................        2.75%            B           $166.19             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        2.75%            B           $293.92             22

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.25%            A           $101.85             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.50%            A           $112.11             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.70%            A           $159.65              1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.90%            A           $171.04              3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.00%            A           $ 89.89             29
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.00%            A           $170.93             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.20%            A           $156.03              2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.34%            A           $173.15            402
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.35%            A           $166.81              4
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.45%            A           $139.56             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.25%            B           $145.25             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.50%            B           $141.57             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.70%            B           $145.42             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.80%            B           $102.89             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.90%            B           $144.85              2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.95%            B           $141.32             63
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.00%            B           $114.21             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.10%            B           $138.91             8
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.20%            B           $139.60            76
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.25%            B           $106.85            26
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.30%            B           $107.32             2

EQ/INTERNATIONAL CORE PLUS...................        0.25%            B           $120.13            --
EQ/INTERNATIONAL CORE PLUS...................        0.50%            B           $117.07            --
EQ/INTERNATIONAL CORE PLUS...................        0.70%            B           $129.17             3
EQ/INTERNATIONAL CORE PLUS...................        0.80%            B           $176.22            --
EQ/INTERNATIONAL CORE PLUS...................        0.90%            B           $126.25            23
EQ/INTERNATIONAL CORE PLUS...................        0.95%            B           $154.22            54
EQ/INTERNATIONAL CORE PLUS...................        1.00%            B           $124.81            --
EQ/INTERNATIONAL CORE PLUS...................        1.10%            B           $123.38            16
EQ/INTERNATIONAL CORE PLUS...................        1.20%            B           $121.97           224
EQ/INTERNATIONAL CORE PLUS...................        1.25%            B           $ 80.07            84
EQ/INTERNATIONAL CORE PLUS...................        1.30%            B           $ 92.85             4
EQ/INTERNATIONAL CORE PLUS...................        1.34%            B           $120.02           838
EQ/INTERNATIONAL CORE PLUS...................        1.35%            B           $119.88             1
EQ/INTERNATIONAL CORE PLUS...................        1.45%            B           $147.29            --

EQ/INTERNATIONAL GROWTH......................        0.00%            B           $159.59            --
EQ/INTERNATIONAL GROWTH......................        0.25%            B           $113.03            --
EQ/INTERNATIONAL GROWTH......................        0.25%            B           $157.35            --
EQ/INTERNATIONAL GROWTH......................        0.50%            B           $112.83            --
EQ/INTERNATIONAL GROWTH......................        0.50%            B           $155.13            --
EQ/INTERNATIONAL GROWTH......................        0.70%            B           $153.37             2
EQ/INTERNATIONAL GROWTH......................        0.80%            B           $184.08            --
EQ/INTERNATIONAL GROWTH......................        0.90%            B           $151.63            16
EQ/INTERNATIONAL GROWTH......................        0.95%            B           $151.19            29
EQ/INTERNATIONAL GROWTH......................        1.00%            B           $150.76            --
EQ/INTERNATIONAL GROWTH......................        1.10%            B           $149.90             8
EQ/INTERNATIONAL GROWTH......................        1.20%            B           $149.04            49
EQ/INTERNATIONAL GROWTH......................        1.25%            B           $ 92.14            18
EQ/INTERNATIONAL GROWTH......................        1.30%            B           $109.99             2
EQ/INTERNATIONAL GROWTH......................        1.34%            B           $147.79            10
EQ/INTERNATIONAL GROWTH......................        1.34%            B           $147.85           314
EQ/INTERNATIONAL GROWTH......................        1.35%            B           $147.77            --
EQ/INTERNATIONAL GROWTH......................        1.45%            B           $146.92            --

EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.25%            B           $119.71            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.50%            B           $116.66            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.70%            B           $115.75             1
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.80%            B           $176.01            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.90%            B           $111.64             1
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.90%            B           $112.88             5
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.95%            B           $104.26            17
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.00%            B           $111.47            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.10%            B           $110.07             3
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.20%            B           $107.54            29
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.20%            B           $108.69             8
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.25%            B           $ 77.65             8
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.30%            B           $ 87.46             1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                          ------------   --------------   ------------   ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........        1.34%            B           $134.73            306
EQ/JPMORGAN VALUE OPPORTUNITIES........        1.35%            B           $106.65              4
EQ/JPMORGAN VALUE OPPORTUNITIES........        1.45%            B           $104.20              1

EQ/LARGE CAP CORE PLUS.................        0.25%            B           $ 97.60             --
EQ/LARGE CAP CORE PLUS.................        0.50%            B           $ 95.11             --
EQ/LARGE CAP CORE PLUS.................        0.70%            B           $ 98.78             --
EQ/LARGE CAP CORE PLUS.................        0.80%            B           $168.28             --
EQ/LARGE CAP CORE PLUS.................        0.90%            B           $ 96.54              5
EQ/LARGE CAP CORE PLUS.................        0.95%            B           $ 95.99             10
EQ/LARGE CAP CORE PLUS.................        1.00%            B           $ 95.44             --
EQ/LARGE CAP CORE PLUS.................        1.10%            B           $ 94.35              1
EQ/LARGE CAP CORE PLUS.................        1.20%            B           $ 93.27             25
EQ/LARGE CAP CORE PLUS.................        1.25%            B           $ 83.52              3
EQ/LARGE CAP CORE PLUS.................        1.30%            B           $ 91.35             --
EQ/LARGE CAP CORE PLUS.................        1.34%            B           $ 91.78            129
EQ/LARGE CAP CORE PLUS.................        1.35%            B           $ 91.67             --
EQ/LARGE CAP CORE PLUS.................        1.45%            B           $ 90.62             --

EQ/LARGE CAP GROWTH INDEX..............        0.25%            B           $ 76.34             --
EQ/LARGE CAP GROWTH INDEX..............        0.50%            B           $ 74.39              1
EQ/LARGE CAP GROWTH INDEX..............        0.70%            B           $ 80.76              1
EQ/LARGE CAP GROWTH INDEX..............        0.80%            B           $172.65             --
EQ/LARGE CAP GROWTH INDEX..............        0.90%            B           $ 78.93             14
EQ/LARGE CAP GROWTH INDEX..............        0.95%            B           $ 78.48            100
EQ/LARGE CAP GROWTH INDEX..............        1.00%            B           $ 78.03             --
EQ/LARGE CAP GROWTH INDEX..............        1.10%            B           $ 77.14              6
EQ/LARGE CAP GROWTH INDEX..............        1.20%            B           $ 76.26            179
EQ/LARGE CAP GROWTH INDEX..............        1.25%            B           $100.91              8
EQ/LARGE CAP GROWTH INDEX..............        1.30%            B           $112.27              1
EQ/LARGE CAP GROWTH INDEX..............        1.34%            B           $ 75.04          1,314
EQ/LARGE CAP GROWTH INDEX..............        1.35%            B           $ 74.95              3
EQ/LARGE CAP GROWTH INDEX..............        1.45%            B           $ 74.09              1

EQ/LARGE CAP GROWTH PLUS...............        0.25%            B           $ 66.93             --
EQ/LARGE CAP GROWTH PLUS...............        0.50%            B           $ 65.22              1
EQ/LARGE CAP GROWTH PLUS...............        0.70%            B           $114.39              3
EQ/LARGE CAP GROWTH PLUS...............        0.80%            B           $170.13             --
EQ/LARGE CAP GROWTH PLUS...............        0.90%            B           $ 99.88              5
EQ/LARGE CAP GROWTH PLUS...............        0.90%            B           $111.55             24
EQ/LARGE CAP GROWTH PLUS...............        0.95%            B           $ 94.14             73
EQ/LARGE CAP GROWTH PLUS...............        1.00%            B           $110.16             --
EQ/LARGE CAP GROWTH PLUS...............        1.10%            B           $108.78              4
EQ/LARGE CAP GROWTH PLUS...............        1.20%            B           $103.14            145
EQ/LARGE CAP GROWTH PLUS...............        1.20%            B           $107.41              6
EQ/LARGE CAP GROWTH PLUS...............        1.25%            B           $ 94.63              4
EQ/LARGE CAP GROWTH PLUS...............        1.30%            B           $108.94              2
EQ/LARGE CAP GROWTH PLUS...............        1.34%            B           $157.73          1,338
EQ/LARGE CAP GROWTH PLUS...............        1.35%            B           $105.39             15
EQ/LARGE CAP GROWTH PLUS...............        1.45%            B           $ 99.94              6

EQ/LARGE CAP VALUE INDEX...............        0.00%            B           $ 63.43             --
EQ/LARGE CAP VALUE INDEX...............        0.25%            B           $ 62.61             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/LARGE CAP VALUE INDEX................        0.25%            B           $102.97             --
EQ/LARGE CAP VALUE INDEX................        0.25%            B           $131.70             --
EQ/LARGE CAP VALUE INDEX................        0.50%            B           $ 61.79             --
EQ/LARGE CAP VALUE INDEX................        0.50%            B           $102.79             --
EQ/LARGE CAP VALUE INDEX................        0.70%            B           $ 61.14             --
EQ/LARGE CAP VALUE INDEX................        0.80%            B           $172.11             --
EQ/LARGE CAP VALUE INDEX................        0.90%            B           $ 60.50              6
EQ/LARGE CAP VALUE INDEX................        0.95%            B           $ 60.34             17
EQ/LARGE CAP VALUE INDEX................        1.00%            B           $ 60.18             --
EQ/LARGE CAP VALUE INDEX................        1.10%            B           $ 59.86              5
EQ/LARGE CAP VALUE INDEX................        1.20%            B           $ 59.54             30
EQ/LARGE CAP VALUE INDEX................        1.25%            B           $ 50.06              9
EQ/LARGE CAP VALUE INDEX................        1.30%            B           $ 54.96              1
EQ/LARGE CAP VALUE INDEX................        1.34%            B           $ 59.10            207
EQ/LARGE CAP VALUE INDEX................        1.35%            B           $ 59.07              1
EQ/LARGE CAP VALUE INDEX................        1.45%            B           $ 58.76             --

EQ/LARGE CAP VALUE PLUS.................        0.50%            A           $118.77             --
EQ/LARGE CAP VALUE PLUS.................        0.70%            A           $107.70             10
EQ/LARGE CAP VALUE PLUS.................        0.90%            A           $105.27             66
EQ/LARGE CAP VALUE PLUS.................        1.00%            A           $104.07             --
EQ/LARGE CAP VALUE PLUS.................        1.20%            A           $101.70             79
EQ/LARGE CAP VALUE PLUS.................        1.34%            A           $100.08          6,915
EQ/LARGE CAP VALUE PLUS.................        1.35%            A           $ 99.96             39
EQ/LARGE CAP VALUE PLUS.................        1.45%            A           $105.70              6
EQ/LARGE CAP VALUE PLUS.................        0.25%            B           $120.64             --
EQ/LARGE CAP VALUE PLUS.................        0.50%            B           $117.56              2
EQ/LARGE CAP VALUE PLUS.................        0.70%            B           $106.61             21
EQ/LARGE CAP VALUE PLUS.................        0.70%            B           $107.70             --
EQ/LARGE CAP VALUE PLUS.................        0.80%            B           $169.85             --
EQ/LARGE CAP VALUE PLUS.................        0.90%            B           $104.20             17
EQ/LARGE CAP VALUE PLUS.................        0.90%            B           $105.27             --
EQ/LARGE CAP VALUE PLUS.................        0.95%            B           $109.88            280
EQ/LARGE CAP VALUE PLUS.................        1.00%            B           $104.07             --
EQ/LARGE CAP VALUE PLUS.................        1.10%            B           $101.84              5
EQ/LARGE CAP VALUE PLUS.................        1.10%            B           $102.88             --
EQ/LARGE CAP VALUE PLUS.................        1.20%            B           $100.67            639
EQ/LARGE CAP VALUE PLUS.................        1.20%            B           $101.70             --
EQ/LARGE CAP VALUE PLUS.................        1.25%            B           $ 65.79             16
EQ/LARGE CAP VALUE PLUS.................        1.30%            B           $ 72.56             14

EQ/LORD ABBETT GROWTH AND INCOME........        0.00%            B           $114.16             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.25%            B           $112.55             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.50%            B           $110.97             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.70%            B           $109.70              2
EQ/LORD ABBETT GROWTH AND INCOME........        0.80%            B           $176.30             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.90%            B           $108.46              8
EQ/LORD ABBETT GROWTH AND INCOME........        0.95%            B           $108.15             11
EQ/LORD ABBETT GROWTH AND INCOME........        1.00%            B           $107.84             --
EQ/LORD ABBETT GROWTH AND INCOME........        1.10%            B           $107.23              3
EQ/LORD ABBETT GROWTH AND INCOME........        1.20%            B           $106.61             17
EQ/LORD ABBETT GROWTH AND INCOME........        1.25%            B           $ 81.88              6

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/LORD ABBETT GROWTH AND INCOME........        1.30%            B          $ 89.08               1
EQ/LORD ABBETT GROWTH AND INCOME........        1.34%            B          $105.76             140
EQ/LORD ABBETT GROWTH AND INCOME........        1.35%            B          $105.70              --
EQ/LORD ABBETT GROWTH AND INCOME........        1.45%            B          $105.09              --

EQ/LORD ABBETT LARGE CAP CORE...........        0.00%            B          $131.24              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.25%            B          $103.61              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.25%            B          $129.40              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.50%            B          $103.43              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.50%            B          $127.57              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.70%            B          $126.12               1
EQ/LORD ABBETT LARGE CAP CORE...........        0.80%            B          $161.43              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.90%            B          $124.69               4
EQ/LORD ABBETT LARGE CAP CORE...........        0.95%            B          $124.33              18
EQ/LORD ABBETT LARGE CAP CORE...........        1.00%            B          $123.98              --
EQ/LORD ABBETT LARGE CAP CORE...........        1.10%            B          $123.27               9
EQ/LORD ABBETT LARGE CAP CORE...........        1.20%            B          $122.57              65
EQ/LORD ABBETT LARGE CAP CORE...........        1.25%            B          $ 96.29              29
EQ/LORD ABBETT LARGE CAP CORE...........        1.30%            B          $106.49               1
EQ/LORD ABBETT LARGE CAP CORE...........        1.34%            B          $121.59             211
EQ/LORD ABBETT LARGE CAP CORE...........        1.34%            B          $122.57               2
EQ/LORD ABBETT LARGE CAP CORE...........        1.35%            B          $121.52              --
EQ/LORD ABBETT LARGE CAP CORE...........        1.45%            B          $120.82              --

EQ/MID CAP INDEX........................        0.25%            B          $131.21              --
EQ/MID CAP INDEX........................        0.50%            B          $127.87               1
EQ/MID CAP INDEX........................        0.70%            B          $122.35              30
EQ/MID CAP INDEX........................        0.80%            B          $199.56              --
EQ/MID CAP INDEX........................        0.90%            B          $119.83              54
EQ/MID CAP INDEX........................        0.95%            B          $119.21             127
EQ/MID CAP INDEX........................        1.00%            B          $118.59              --
EQ/MID CAP INDEX........................        1.10%            B          $117.36              26
EQ/MID CAP INDEX........................        1.20%            B          $116.13             434
EQ/MID CAP INDEX........................        1.25%            B          $ 79.71              97
EQ/MID CAP INDEX........................        1.30%            B          $ 93.28               6
EQ/MID CAP INDEX........................        1.34%            B          $114.44           2,138
EQ/MID CAP INDEX........................        1.35%            B          $114.32               2
EQ/MID CAP INDEX........................        1.45%            B          $113.13              --

EQ/MID CAP VALUE PLUS...................        0.25%            B          $182.69              --
EQ/MID CAP VALUE PLUS...................        0.50%            B          $178.03               1
EQ/MID CAP VALUE PLUS...................        0.70%            B          $141.49               6
EQ/MID CAP VALUE PLUS...................        0.80%            B          $205.49              --
EQ/MID CAP VALUE PLUS...................        0.90%            B          $137.98              36
EQ/MID CAP VALUE PLUS...................        0.90%            B          $170.75               8
EQ/MID CAP VALUE PLUS...................        0.95%            B          $173.32             142
EQ/MID CAP VALUE PLUS...................        1.00%            B          $136.25              --
EQ/MID CAP VALUE PLUS...................        1.10%            B          $134.55              12
EQ/MID CAP VALUE PLUS...................        1.20%            B          $132.44             333
EQ/MID CAP VALUE PLUS...................        1.20%            B          $132.85              28
EQ/MID CAP VALUE PLUS...................        1.25%            B          $ 84.92              26
EQ/MID CAP VALUE PLUS...................        1.30%            B          $ 97.37              11

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/MID CAP VALUE PLUS...................        1.34%            B           $164.68          2,473
EQ/MID CAP VALUE PLUS...................        1.35%            B           $130.36             12
EQ/MID CAP VALUE PLUS...................        1.45%            B           $128.33              2

EQ/MONEY MARKET.........................        0.25%            A           $ 99.88             --
EQ/MONEY MARKET.........................        0.50%            A           $106.54             --
EQ/MONEY MARKET.........................        0.70%            A           $134.83              1
EQ/MONEY MARKET.........................        0.90%            A           $140.88             23
EQ/MONEY MARKET.........................        1.00%            A           $ 47.33             40
EQ/MONEY MARKET.........................        1.00%            A           $141.87             --
EQ/MONEY MARKET.........................        1.20%            A           $131.00              1
EQ/MONEY MARKET.........................        1.35%            A           $142.11            140
EQ/MONEY MARKET.........................        1.35%            A           $142.80             26
EQ/MONEY MARKET.........................        1.45%            A           $118.78              1
EQ/MONEY MARKET.........................        1.75%            A           $ 36.15          1,290
EQ/MONEY MARKET.........................        0.25%            B           $120.51             --
EQ/MONEY MARKET.........................        0.50%            B           $117.46             --
EQ/MONEY MARKET.........................        0.70%            B           $121.41              2
EQ/MONEY MARKET.........................        0.80%            B           $ 98.57             --
EQ/MONEY MARKET.........................        0.90%            B           $111.89             --
EQ/MONEY MARKET.........................        0.90%            B           $123.68              1
EQ/MONEY MARKET.........................        0.95%            B           $117.99            179
EQ/MONEY MARKET.........................        1.00%            B           $107.21             --
EQ/MONEY MARKET.........................        1.10%            B           $115.98             30
EQ/MONEY MARKET.........................        1.20%            B           $118.97             49
EQ/MONEY MARKET.........................        1.25%            B           $ 99.85             62
EQ/MONEY MARKET.........................        1.30%            B           $102.12              5

EQ/MONTAG & CALDWELL GROWTH.............        0.00%            B           $135.96             --
EQ/MONTAG & CALDWELL GROWTH.............        0.25%            B           $133.86             --
EQ/MONTAG & CALDWELL GROWTH.............        0.50%            B           $131.79             --
EQ/MONTAG & CALDWELL GROWTH.............        0.70%            B           $130.14              1
EQ/MONTAG & CALDWELL GROWTH.............        0.80%            B           $153.70             --
EQ/MONTAG & CALDWELL GROWTH.............        0.90%            B           $128.52              5
EQ/MONTAG & CALDWELL GROWTH.............        0.95%            B           $128.12             23
EQ/MONTAG & CALDWELL GROWTH.............        1.00%            B           $127.72             --
EQ/MONTAG & CALDWELL GROWTH.............        1.10%            B           $126.92              6
EQ/MONTAG & CALDWELL GROWTH.............        1.20%            B           $126.12             47
EQ/MONTAG & CALDWELL GROWTH.............        1.25%            B           $ 99.74             17
EQ/MONTAG & CALDWELL GROWTH.............        1.30%            B           $110.04              2
EQ/MONTAG & CALDWELL GROWTH.............        1.34%            B           $125.01            224
EQ/MONTAG & CALDWELL GROWTH.............        1.35%            B           $124.93             --
EQ/MONTAG & CALDWELL GROWTH.............        1.45%            B           $124.15             --

EQ/MORGAN STANLEY MID CAP GROWTH........        0.00%            B           $182.78             --
EQ/MORGAN STANLEY MID CAP GROWTH........        0.25%            B           $180.20             --
EQ/MORGAN STANLEY MID CAP GROWTH........        0.50%            B           $177.66              1
EQ/MORGAN STANLEY MID CAP GROWTH........        0.70%            B           $175.64              2
EQ/MORGAN STANLEY MID CAP GROWTH........        0.80%            B           $220.04             --
EQ/MORGAN STANLEY MID CAP GROWTH........        0.90%            B           $173.65             27
EQ/MORGAN STANLEY MID CAP GROWTH........        0.95%            B           $173.16             48
EQ/MORGAN STANLEY MID CAP GROWTH........        1.00%            B           $172.66             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/MORGAN STANLEY MID CAP GROWTH........        1.10%            B           $171.68            19
EQ/MORGAN STANLEY MID CAP GROWTH........        1.20%            B           $170.69           149
EQ/MORGAN STANLEY MID CAP GROWTH........        1.25%            B           $111.42            58
EQ/MORGAN STANLEY MID CAP GROWTH........        1.30%            B           $132.02             3
EQ/MORGAN STANLEY MID CAP GROWTH........        1.34%            B           $169.33           688
EQ/MORGAN STANLEY MID CAP GROWTH........        1.35%            B           $169.23             1
EQ/MORGAN STANLEY MID CAP GROWTH........        1.45%            B           $168.26             1

EQ/MUTUAL LARGE CAP EQUITY..............        0.00%            B           $ 94.78            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.25%            B           $ 93.76            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.50%            B           $ 92.75            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.70%            B           $ 91.95             1
EQ/MUTUAL LARGE CAP EQUITY..............        0.80%            B           $161.51            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.90%            B           $ 91.15             6
EQ/MUTUAL LARGE CAP EQUITY..............        0.95%            B           $ 90.96            15
EQ/MUTUAL LARGE CAP EQUITY..............        1.00%            B           $ 90.76            --
EQ/MUTUAL LARGE CAP EQUITY..............        1.10%            B           $ 90.36             2
EQ/MUTUAL LARGE CAP EQUITY..............        1.20%            B           $ 89.97            51
EQ/MUTUAL LARGE CAP EQUITY..............        1.25%            B           $ 77.04             4
EQ/MUTUAL LARGE CAP EQUITY..............        1.30%            B           $ 86.73            11
EQ/MUTUAL LARGE CAP EQUITY..............        1.34%            B           $ 89.42           252
EQ/MUTUAL LARGE CAP EQUITY..............        1.35%            B           $ 89.38            --
EQ/MUTUAL LARGE CAP EQUITY..............        1.45%            B           $ 88.99            --

EQ/OPPENHEIMER GLOBAL...................        0.00%            B           $111.42            --
EQ/OPPENHEIMER GLOBAL...................        0.25%            B           $110.22            --
EQ/OPPENHEIMER GLOBAL...................        0.50%            B           $109.04            --
EQ/OPPENHEIMER GLOBAL...................        0.70%            B           $108.09             1
EQ/OPPENHEIMER GLOBAL...................        0.80%            B           $182.45            --
EQ/OPPENHEIMER GLOBAL...................        0.90%            B           $107.16             6
EQ/OPPENHEIMER GLOBAL...................        0.95%            B           $106.93            27
EQ/OPPENHEIMER GLOBAL...................        1.00%            B           $106.69            --
EQ/OPPENHEIMER GLOBAL...................        1.10%            B           $106.23            12
EQ/OPPENHEIMER GLOBAL...................        1.20%            B           $105.76            52
EQ/OPPENHEIMER GLOBAL...................        1.25%            B           $ 86.98            17
EQ/OPPENHEIMER GLOBAL...................        1.30%            B           $ 99.82             1
EQ/OPPENHEIMER GLOBAL...................        1.34%            B           $105.12           240
EQ/OPPENHEIMER GLOBAL...................        1.35%            B           $105.07            --
EQ/OPPENHEIMER GLOBAL...................        1.45%            B           $104.61            --

EQ/PIMCO ULTRA SHORT BOND...............        1.10%            A           $100.28             2
EQ/PIMCO ULTRA SHORT BOND...............        1.25%            A           $100.08            --
EQ/PIMCO ULTRA SHORT BOND...............        0.00%            B           $117.24            --
EQ/PIMCO ULTRA SHORT BOND...............        0.25%            B           $115.59            --
EQ/PIMCO ULTRA SHORT BOND...............        0.50%            B           $113.96            --
EQ/PIMCO ULTRA SHORT BOND...............        0.70%            B           $112.66             5
EQ/PIMCO ULTRA SHORT BOND...............        0.80%            B           $106.64            --
EQ/PIMCO ULTRA SHORT BOND...............        0.90%            B           $111.38            28
EQ/PIMCO ULTRA SHORT BOND...............        0.95%            B           $111.07           189
EQ/PIMCO ULTRA SHORT BOND...............        1.00%            B           $110.75            --
EQ/PIMCO ULTRA SHORT BOND...............        1.10%            B           $110.12            53
EQ/PIMCO ULTRA SHORT BOND...............        1.20%            B           $109.49           180

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                           UNITS
                                          CONTRACT                                      OUTSTANDING
                                          CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                        ------------   --------------   ------------   ------------
EQ/PIMCO ULTRA SHORT BOND............        1.25%            B           $110.58            96
EQ/PIMCO ULTRA SHORT BOND............        1.30%            B           $109.98             6
EQ/PIMCO ULTRA SHORT BOND............        1.34%            B           $108.61           776
EQ/PIMCO ULTRA SHORT BOND............        1.35%            B           $108.55            --
EQ/PIMCO ULTRA SHORT BOND............        1.45%            B           $107.93            --

EQ/QUALITY BOND PLUS.................        0.25%            A           $112.68            --
EQ/QUALITY BOND PLUS.................        0.50%            A           $109.76            --
EQ/QUALITY BOND PLUS.................        0.70%            A           $164.63             2
EQ/QUALITY BOND PLUS.................        0.90%            A           $182.03             9
EQ/QUALITY BOND PLUS.................        1.00%            A           $182.86            --
EQ/QUALITY BOND PLUS.................        1.20%            A           $162.21             2
EQ/QUALITY BOND PLUS.................        1.34%            A           $180.35           642
EQ/QUALITY BOND PLUS.................        1.35%            A           $190.04             8
EQ/QUALITY BOND PLUS.................        1.45%            A           $141.77            --
EQ/QUALITY BOND PLUS.................        0.25%            B           $148.62            --
EQ/QUALITY BOND PLUS.................        0.50%            B           $144.85            --
EQ/QUALITY BOND PLUS.................        0.70%            B           $149.06            --
EQ/QUALITY BOND PLUS.................        0.80%            B           $112.28            --
EQ/QUALITY BOND PLUS.................        0.90%            B           $147.22             4
EQ/QUALITY BOND PLUS.................        0.95%            B           $144.86            93
EQ/QUALITY BOND PLUS.................        1.00%            B           $117.14            --
EQ/QUALITY BOND PLUS.................        1.10%            B           $142.39            12
EQ/QUALITY BOND PLUS.................        1.20%            B           $142.01           108
EQ/QUALITY BOND PLUS.................        1.25%            B           $105.00            36
EQ/QUALITY BOND PLUS.................        1.30%            B           $105.17             4

EQ/SMALL COMPANY INDEX...............        0.25%            B           $174.79            --
EQ/SMALL COMPANY INDEX...............        0.50%            B           $170.86            --
EQ/SMALL COMPANY INDEX...............        0.70%            B           $167.76            23
EQ/SMALL COMPANY INDEX...............        0.80%            B           $201.12            --
EQ/SMALL COMPANY INDEX...............        0.90%            B           $164.72            26
EQ/SMALL COMPANY INDEX...............        0.95%            B           $163.97            42
EQ/SMALL COMPANY INDEX...............        1.00%            B           $163.22            --
EQ/SMALL COMPANY INDEX...............        1.10%            B           $161.73            11
EQ/SMALL COMPANY INDEX...............        1.20%            B           $160.25           188
EQ/SMALL COMPANY INDEX...............        1.25%            B           $ 90.99            56
EQ/SMALL COMPANY INDEX...............        1.30%            B           $100.26             4
EQ/SMALL COMPANY INDEX...............        1.34%            B           $158.20           897
EQ/SMALL COMPANY INDEX...............        1.35%            B           $158.06             2
EQ/SMALL COMPANY INDEX...............        1.45%            B           $156.61            --

EQ/T. ROWE PRICE GROWTH STOCK........        0.00%            B           $114.56            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.25%            B           $112.79            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.50%            B           $111.04            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.70%            B           $109.66            16
EQ/T. ROWE PRICE GROWTH STOCK........        0.80%            B           $171.34            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.90%            B           $108.29            27
EQ/T. ROWE PRICE GROWTH STOCK........        0.95%            B           $107.95            56
EQ/T. ROWE PRICE GROWTH STOCK........        1.00%            B           $107.61            --
EQ/T. ROWE PRICE GROWTH STOCK........        1.10%            B           $106.94            15
EQ/T. ROWE PRICE GROWTH STOCK........        1.20%            B           $106.26           266

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                           UNITS
                                          CONTRACT                                      OUTSTANDING
                                          CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                        ------------   --------------   ------------   ------------
EQ/T. ROWE PRICE GROWTH STOCK........        1.25%            B          $ 90.23             64
EQ/T. ROWE PRICE GROWTH STOCK........        1.30%            B          $ 97.71              2
EQ/T. ROWE PRICE GROWTH STOCK........        1.34%            B          $105.33            853
EQ/T. ROWE PRICE GROWTH STOCK........        1.35%            B          $105.27              2
EQ/T. ROWE PRICE GROWTH STOCK........        1.45%            B          $104.60             --

EQ/TEMPLETON GLOBAL EQUITY...........        0.00%            B          $ 91.65             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.25%            B          $ 90.67             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.50%            B          $ 89.69             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.70%            B          $ 88.92              1
EQ/TEMPLETON GLOBAL EQUITY...........        0.80%            B          $164.17             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.90%            B          $ 88.15              7
EQ/TEMPLETON GLOBAL EQUITY...........        0.95%            B          $ 87.95             18
EQ/TEMPLETON GLOBAL EQUITY...........        1.00%            B          $ 87.76             --
EQ/TEMPLETON GLOBAL EQUITY...........        1.10%            B          $ 87.38              5
EQ/TEMPLETON GLOBAL EQUITY...........        1.20%            B          $ 87.00             65
EQ/TEMPLETON GLOBAL EQUITY...........        1.25%            B          $ 74.91              8
EQ/TEMPLETON GLOBAL EQUITY...........        1.30%            B          $ 83.93             10
EQ/TEMPLETON GLOBAL EQUITY...........        1.34%            B          $ 86.47            249
EQ/TEMPLETON GLOBAL EQUITY...........        1.35%            B          $ 86.43             --
EQ/TEMPLETON GLOBAL EQUITY...........        1.45%            B          $ 86.05             --

EQ/UBS GROWTH & INCOME...............        0.00%            B          $123.85             --
EQ/UBS GROWTH & INCOME...............        0.25%            B          $121.94             --
EQ/UBS GROWTH & INCOME...............        0.50%            B          $120.05             --
EQ/UBS GROWTH & INCOME...............        0.70%            B          $118.55             --
EQ/UBS GROWTH & INCOME...............        0.80%            B          $176.22             --
EQ/UBS GROWTH & INCOME...............        0.90%            B          $117.08              2
EQ/UBS GROWTH & INCOME...............        0.95%            B          $116.71              8
EQ/UBS GROWTH & INCOME...............        1.00%            B          $116.35             --
EQ/UBS GROWTH & INCOME...............        1.10%            B          $115.62              2
EQ/UBS GROWTH & INCOME...............        1.20%            B          $114.89             52
EQ/UBS GROWTH & INCOME...............        1.25%            B          $ 80.11             20
EQ/UBS GROWTH & INCOME...............        1.30%            B          $ 88.75              1
EQ/UBS GROWTH & INCOME...............        1.34%            B          $113.88            121
EQ/UBS GROWTH & INCOME...............        1.35%            B          $113.81             --
EQ/UBS GROWTH & INCOME...............        1.45%            B          $113.09             --

EQ/VAN KAMPEN COMSTOCK...............        0.00%            B          $110.93             --
EQ/VAN KAMPEN COMSTOCK...............        0.25%            B          $109.36             --
EQ/VAN KAMPEN COMSTOCK...............        0.50%            B          $107.82             --
EQ/VAN KAMPEN COMSTOCK...............        0.70%            B          $106.60             --
EQ/VAN KAMPEN COMSTOCK...............        0.80%            B          $179.16             --
EQ/VAN KAMPEN COMSTOCK...............        0.90%            B          $105.39              4
EQ/VAN KAMPEN COMSTOCK...............        0.95%            B          $105.09             20
EQ/VAN KAMPEN COMSTOCK...............        1.00%            B          $104.79             --
EQ/VAN KAMPEN COMSTOCK...............        1.10%            B          $104.19              4
EQ/VAN KAMPEN COMSTOCK...............        1.20%            B          $103.59             27
EQ/VAN KAMPEN COMSTOCK...............        1.25%            B          $ 81.29              5
EQ/VAN KAMPEN COMSTOCK...............        1.30%            B          $ 88.87              1
EQ/VAN KAMPEN COMSTOCK...............        1.34%            B          $102.76            166
EQ/VAN KAMPEN COMSTOCK...............        1.35%            B          $102.70             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                        UNITS
                                                    CONTRACT                                         OUTSTANDING
                                                    CHARGES**       SHARE CLASS*      UNIT VALUE       (000'S)
                                                  ------------   -----------------   ------------   ------------
EQ/VAN KAMPEN COMSTOCK.........................        1.45%            B              $102.11            --

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.25%            B              $120.62            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.50%            B              $117.54            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.70%            B              $118.88             4
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.80%            B              $177.49            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.90%            B              $116.19            11
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.95%            B              $115.52            53
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.00%            B              $114.86            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.10%            B              $113.55            17
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.20%            B              $112.25            85
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.25%            B              $113.94            20
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.30%            B              $130.49             1
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.34%            B              $110.46           470
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.35%            B              $110.33            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.45%            B              $109.06            --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.00%     Service Class 2       $106.76            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.25%     Service Class 2       $106.58            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.25%     Service Class 2       $117.99            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.50%     Service Class 2       $106.39            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.50%     Service Class 2       $117.89            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.70%     Service Class 2       $106.24            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.70%     Service Class 2       $117.81            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.80%     Service Class 2       $106.17            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.90%     Service Class 2       $106.10            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.90%     Service Class 2       $117.74             1
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.95%     Service Class 2       $117.72             6
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.00%     Service Class 2       $106.02            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.10%     Service Class 2       $105.95             2
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.20%     Service Class 2       $105.87            46
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.20%     Service Class 2       $117.62             6
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.25%     Service Class 2       $117.60            11
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.34%     Service Class 2       $117.57            75

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.00%     Service Class 2       $103.53            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.25%     Service Class 2       $103.36            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.50%     Service Class 2       $103.18            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.70%     Service Class 2       $103.03            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.80%     Service Class 2       $102.96            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.90%     Service Class 2       $102.89            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        1.00%     Service Class 2       $102.82            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        1.10%     Service Class 2       $102.74            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        1.20%     Service Class 2       $102.67             2

FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.00%     Service Class 2       $113.34            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.25%     Service Class 2       $113.14            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.50%     Service Class 2       $112.95            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.70%     Service Class 2       $112.79            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.80%     Service Class 2       $112.71            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.90%     Service Class 2       $112.63            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        1.00%     Service Class 2       $112.55            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                       UNITS
                                                   CONTRACT                                         OUTSTANDING
                                                   CHARGES**       SHARE CLASS*      UNIT VALUE       (000'S)
                                                 ------------   -----------------   ------------   ------------
FIDELITY(R) VIP MID CAP PORTFOLIO.............        1.10%     Service Class 2       $112.47           --
FIDELITY(R) VIP MID CAP PORTFOLIO.............        1.20%     Service Class 2       $112.39           13

GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.00%      Service Shares       $108.47           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.25%      Service Shares       $108.29           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.50%      Service Shares       $108.10           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.70%      Service Shares       $107.95           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.80%      Service Shares       $107.87           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.90%      Service Shares       $107.80           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        1.00%      Service Shares       $107.72           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        1.10%      Service Shares       $107.65           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        1.20%      Service Shares       $107.57            3

INVESCO V.I. FINANCIAL SERVICES FUND..........        0.00%        Series II          $ 94.40           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.25%        Series II          $ 94.23           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.50%        Series II          $ 94.07           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.70%        Series II          $ 93.94           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.80%        Series II          $ 93.87           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.90%        Series II          $ 93.81           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        1.00%        Series II          $ 93.74           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        1.10%        Series II          $ 93.68           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        1.20%        Series II          $ 93.61           --

INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.00%        Series II          $111.53           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.25%        Series II          $109.61           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.25%        Series II          $111.34           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.50%        Series II          $109.52           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.50%        Series II          $111.15           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.70%        Series II          $109.44           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.70%        Series II          $110.99           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.80%        Series II          $110.92           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.90%        Series II          $109.37           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.90%        Series II          $110.84           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.95%        Series II          $109.35            4
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.00%        Series II          $110.76           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.10%        Series II          $110.68            1
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.20%        Series II          $109.26            1
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.20%        Series II          $110.61           10
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.25%        Series II          $109.25            2
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.34%        Series II          $109.21           15

INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.00%        Series II          $110.41           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.25%        Series II          $110.22           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.50%        Series II          $110.03           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.70%        Series II          $109.87           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.80%        Series II          $109.80           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.90%        Series II          $109.72           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        1.00%        Series II          $109.64           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        1.10%        Series II          $109.57            1
INVESCO V.I. INTERNATIONAL GROWTH FUND........        1.20%        Series II          $109.49           11

INVESCO V.I. MID CAP CORE EQUITY FUND.........        0.00%        Series II          $105.14           --
INVESCO V.I. MID CAP CORE EQUITY FUND.........        0.25%        Series II          $104.96           --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                    UNITS
                                                  CONTRACT                                       OUTSTANDING
                                                  CHARGES**      SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   ---------------   ------------   ------------
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.25%        Series II        $115.07           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.50%        Series II        $104.77           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.50%        Series II        $114.97           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.70%        Series II        $104.63           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.70%        Series II        $114.89           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.80%        Series II        $104.55           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.90%        Series II        $104.48           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.90%        Series II        $114.82           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.95%        Series II        $114.80            1
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.00%        Series II        $104.41           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.10%        Series II        $104.33           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.20%        Series II        $104.26            4
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.20%        Series II        $114.70            1
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.25%        Series II        $114.69            1
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.34%        Series II        $114.65            9

INVESCO V.I. SMALL CAP EQUITY FUND...........        0.00%        Series II        $109.49           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.25%        Series II        $109.30           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.25%        Series II        $124.76           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.50%        Series II        $109.11           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.50%        Series II        $124.66           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.70%        Series II        $108.96           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.70%        Series II        $124.58           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.80%        Series II        $108.88           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.90%        Series II        $108.80           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.90%        Series II        $124.50           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.95%        Series II        $124.48            1
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.00%        Series II        $108.73           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.10%        Series II        $108.65           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.20%        Series II        $108.58            2
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.20%        Series II        $124.37           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.25%        Series II        $124.35           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.34%        Series II        $124.31            2

IVY FUNDS VIP ENERGY.........................        0.00%      Common Shares      $114.48           --
IVY FUNDS VIP ENERGY.........................        0.25%      Common Shares      $114.28           --
IVY FUNDS VIP ENERGY.........................        0.25%      Common Shares      $129.01           --
IVY FUNDS VIP ENERGY.........................        0.50%      Common Shares      $114.08           --
IVY FUNDS VIP ENERGY.........................        0.50%      Common Shares      $128.90           --
IVY FUNDS VIP ENERGY.........................        0.70%      Common Shares      $113.92           --
IVY FUNDS VIP ENERGY.........................        0.70%      Common Shares      $128.82           --
IVY FUNDS VIP ENERGY.........................        0.80%      Common Shares      $113.84           --
IVY FUNDS VIP ENERGY.........................        0.90%      Common Shares      $113.76           --
IVY FUNDS VIP ENERGY.........................        0.90%      Common Shares      $128.73           --
IVY FUNDS VIP ENERGY.........................        0.95%      Common Shares      $128.71            3
IVY FUNDS VIP ENERGY.........................        1.00%      Common Shares      $113.68           --
IVY FUNDS VIP ENERGY.........................        1.10%      Common Shares      $113.60           --
IVY FUNDS VIP ENERGY.........................        1.20%      Common Shares      $113.52           10
IVY FUNDS VIP ENERGY.........................        1.20%      Common Shares      $128.61            2
IVY FUNDS VIP ENERGY.........................        1.25%      Common Shares      $128.58            1
IVY FUNDS VIP ENERGY.........................        1.34%      Common Shares      $128.55           13

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                                   UNITS
                                                                CONTRACT                                        OUTSTANDING
                                                                CHARGES**      SHARE CLASS*      UNIT VALUE       (000'S)
                                                              ------------   ----------------   ------------   ------------
IVY FUNDS VIP HIGH INCOME..................................        0.00%       Common Shares      $106.69           --
IVY FUNDS VIP HIGH INCOME..................................        0.25%       Common Shares      $106.61           --
IVY FUNDS VIP HIGH INCOME..................................        0.50%       Common Shares      $106.52           --
IVY FUNDS VIP HIGH INCOME..................................        0.70%       Common Shares      $106.45           --
IVY FUNDS VIP HIGH INCOME..................................        0.80%       Common Shares      $106.41           --
IVY FUNDS VIP HIGH INCOME..................................        0.90%       Common Shares      $106.38           --
IVY FUNDS VIP HIGH INCOME..................................        0.95%       Common Shares      $106.36            7
IVY FUNDS VIP HIGH INCOME..................................        1.00%       Common Shares      $106.34           --
IVY FUNDS VIP HIGH INCOME..................................        1.10%       Common Shares      $106.31            2
IVY FUNDS VIP HIGH INCOME..................................        1.20%       Common Shares      $106.27           10
IVY FUNDS VIP HIGH INCOME..................................        1.25%       Common Shares      $106.25            8
IVY FUNDS VIP HIGH INCOME..................................        1.34%       Common Shares      $106.22           26

IVY FUNDS VIP SMALL CAP GROWTH.............................        0.00%       Common Shares      $113.53           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.25%       Common Shares      $113.33           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.50%       Common Shares      $113.13           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.70%       Common Shares      $112.98           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.80%       Common Shares      $112.90           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.90%       Common Shares      $112.82           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        1.00%       Common Shares      $112.74           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        1.10%       Common Shares      $112.66           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        1.20%       Common Shares      $112.58            2

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.00%      Service Shares      $113.90           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.25%      Service Shares      $113.81           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.50%      Service Shares      $113.71           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.70%      Service Shares      $113.64           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.80%      Service Shares      $113.60           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.90%      Service Shares      $113.56            2
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.95%      Service Shares      $113.55           14
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.00%      Service Shares      $113.53           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.10%      Service Shares      $113.49            3
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.20%      Service Shares      $113.45           29
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.25%      Service Shares      $113.43            8
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.34%      Service Shares      $113.40           88

MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.00%       Service Class      $106.86           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.25%       Service Class      $106.67           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.25%       Service Class      $111.56           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.50%       Service Class      $106.49           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.50%       Service Class      $111.47           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.70%       Service Class      $106.34           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.70%       Service Class      $111.39           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.80%       Service Class      $106.26           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.90%       Service Class      $106.19           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.90%       Service Class      $111.32            1
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.95%       Service Class      $111.30            6
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.00%       Service Class      $106.11           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.10%       Service Class      $106.04            2
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.20%       Service Class      $105.97           15
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.20%       Service Class      $111.21            1
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.25%       Service Class      $111.19            2

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                   UNITS
                                                 CONTRACT                                       OUTSTANDING
                                                 CHARGES**      SHARE CLASS*     UNIT VALUE       (000'S)
                                               ------------   ---------------   ------------   ------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO........        1.34%      Service Class      $111.16           28

MFS(R) INVESTORS GROWTH STOCK SERIES........        0.00%      Service Class      $119.42           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.25%      Service Class      $119.32           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.50%      Service Class      $119.23           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.70%      Service Class      $119.15           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.80%      Service Class      $119.11           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.90%      Service Class      $119.07           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.95%      Service Class      $119.05           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.00%      Service Class      $119.03           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.10%      Service Class      $118.99           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.20%      Service Class      $118.95            1
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.25%      Service Class      $118.93           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.34%      Service Class      $118.90            2

MFS(R) INVESTORS TRUST SERIES...............        0.00%      Service Class      $102.73           --
MFS(R) INVESTORS TRUST SERIES...............        0.25%      Service Class      $102.55           --
MFS(R) INVESTORS TRUST SERIES...............        0.25%      Service Class      $115.29           --
MFS(R) INVESTORS TRUST SERIES...............        0.50%      Service Class      $102.37           --
MFS(R) INVESTORS TRUST SERIES...............        0.50%      Service Class      $115.19           --
MFS(R) INVESTORS TRUST SERIES...............        0.70%      Service Class      $102.23           --
MFS(R) INVESTORS TRUST SERIES...............        0.70%      Service Class      $115.12           --
MFS(R) INVESTORS TRUST SERIES...............        0.80%      Service Class      $102.16           --
MFS(R) INVESTORS TRUST SERIES...............        0.90%      Service Class      $102.09           --
MFS(R) INVESTORS TRUST SERIES...............        0.90%      Service Class      $115.04           --
MFS(R) INVESTORS TRUST SERIES...............        0.95%      Service Class      $115.02            1
MFS(R) INVESTORS TRUST SERIES...............        1.00%      Service Class      $102.02           --
MFS(R) INVESTORS TRUST SERIES...............        1.10%      Service Class      $101.94           --
MFS(R) INVESTORS TRUST SERIES...............        1.20%      Service Class      $101.87            8
MFS(R) INVESTORS TRUST SERIES...............        1.20%      Service Class      $114.93           --
MFS(R) INVESTORS TRUST SERIES...............        1.25%      Service Class      $114.91            1
MFS(R) INVESTORS TRUST SERIES...............        1.34%      Service Class      $114.87            6

MFS(R) TECHNOLOGY PORTFOLIO.................        0.00%      Service Class      $119.57           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.25%      Service Class      $119.47           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.50%      Service Class      $119.37           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.70%      Service Class      $119.29            1
MFS(R) TECHNOLOGY PORTFOLIO.................        0.80%      Service Class      $119.25           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.90%      Service Class      $119.21           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.95%      Service Class      $119.20            1
MFS(R) TECHNOLOGY PORTFOLIO.................        1.00%      Service Class      $119.18           --
MFS(R) TECHNOLOGY PORTFOLIO.................        1.10%      Service Class      $119.14           --
MFS(R) TECHNOLOGY PORTFOLIO.................        1.20%      Service Class      $119.10            4
MFS(R) TECHNOLOGY PORTFOLIO.................        1.25%      Service Class      $119.08            1
MFS(R) TECHNOLOGY PORTFOLIO.................        1.34%      Service Class      $119.04            9

MFS(R) UTILITIES SERIES.....................        0.00%      Service Class      $111.28           --
MFS(R) UTILITIES SERIES.....................        0.25%      Service Class      $111.19           --
MFS(R) UTILITIES SERIES.....................        0.50%      Service Class      $111.10           --
MFS(R) UTILITIES SERIES.....................        0.70%      Service Class      $111.03           --
MFS(R) UTILITIES SERIES.....................        0.80%      Service Class      $110.99           --
MFS(R) UTILITIES SERIES.....................        0.90%      Service Class      $110.95           --
MFS(R) UTILITIES SERIES.....................        0.95%      Service Class      $110.94            2

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                UNITS
                                              CONTRACT                                       OUTSTANDING
                                              CHARGES**      SHARE CLASS*     UNIT VALUE       (000'S)
                                            ------------   ---------------   ------------   ------------
MFS(R) UTILITIES SERIES..................        1.00%      Service Class      $110.92             --
MFS(R) UTILITIES SERIES..................        1.10%      Service Class      $110.88             --
MFS(R) UTILITIES SERIES..................        1.20%      Service Class      $110.84              5
MFS(R) UTILITIES SERIES..................        1.25%      Service Class      $110.83              1
MFS(R) UTILITIES SERIES..................        1.34%      Service Class      $110.79             11

MULTIMANAGER AGGRESSIVE EQUITY...........        0.25%            A            $169.83             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.50%            A            $ 99.90             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.70%            A            $ 81.90             19
MULTIMANAGER AGGRESSIVE EQUITY...........        0.90%            A            $100.86             50
MULTIMANAGER AGGRESSIVE EQUITY...........        1.00%            A            $114.80             --
MULTIMANAGER AGGRESSIVE EQUITY...........        1.20%            A            $ 88.22             23
MULTIMANAGER AGGRESSIVE EQUITY...........        1.35%            A            $130.02            811
MULTIMANAGER AGGRESSIVE EQUITY...........        1.35%            A            $136.89             39
MULTIMANAGER AGGRESSIVE EQUITY...........        1.45%            A            $ 71.74              5
MULTIMANAGER AGGRESSIVE EQUITY...........        1.75%            A            $ 75.22          6,357
MULTIMANAGER AGGRESSIVE EQUITY...........        0.25%            B            $ 77.02             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.50%            B            $ 75.07             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.70%            B            $ 80.69             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.80%            B            $178.82             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.90%            B            $ 62.06             19
MULTIMANAGER AGGRESSIVE EQUITY...........        0.90%            B            $ 74.76              5
MULTIMANAGER AGGRESSIVE EQUITY...........        0.95%            B            $ 78.41            110
MULTIMANAGER AGGRESSIVE EQUITY...........        1.00%            B            $147.70             --
MULTIMANAGER AGGRESSIVE EQUITY...........        1.10%            B            $ 77.08              9
MULTIMANAGER AGGRESSIVE EQUITY...........        1.20%            B            $ 71.76            203
MULTIMANAGER AGGRESSIVE EQUITY...........        1.25%            B            $ 82.56             16
MULTIMANAGER AGGRESSIVE EQUITY...........        1.30%            B            $ 95.64              5

MULTIMANAGER CORE BOND...................        0.25%            B            $150.75             --
MULTIMANAGER CORE BOND...................        0.50%            B            $147.39             --
MULTIMANAGER CORE BOND...................        0.70%            B            $126.83             --
MULTIMANAGER CORE BOND...................        0.70%            B            $144.74              1
MULTIMANAGER CORE BOND...................        0.80%            B            $114.18             --
MULTIMANAGER CORE BOND...................        0.90%            B            $125.32             --
MULTIMANAGER CORE BOND...................        0.90%            B            $142.14             10
MULTIMANAGER CORE BOND...................        0.95%            B            $141.49            111
MULTIMANAGER CORE BOND...................        1.00%            B            $140.85             --
MULTIMANAGER CORE BOND...................        1.10%            B            $139.58             20
MULTIMANAGER CORE BOND...................        1.20%            B            $123.07             --
MULTIMANAGER CORE BOND...................        1.20%            B            $138.31            127
MULTIMANAGER CORE BOND...................        1.25%            B            $120.66             63
MULTIMANAGER CORE BOND...................        1.30%            B            $119.52              4
MULTIMANAGER CORE BOND...................        1.34%            B            $136.56            480
MULTIMANAGER CORE BOND...................        1.35%            B            $136.43              2
MULTIMANAGER CORE BOND...................        1.45%            B            $135.19             --

MULTIMANAGER INTERNATIONAL EQUITY........        0.25%            B            $146.14             --
MULTIMANAGER INTERNATIONAL EQUITY........        0.50%            B            $142.88             --
MULTIMANAGER INTERNATIONAL EQUITY........        0.70%            B            $117.42             --
MULTIMANAGER INTERNATIONAL EQUITY........        0.70%            B            $140.31              1
MULTIMANAGER INTERNATIONAL EQUITY........        0.80%            B            $170.61             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                UNITS
                                               CONTRACT                                      OUTSTANDING
                                               CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                             ------------   --------------   ------------   ------------
MULTIMANAGER INTERNATIONAL EQUITY.........        0.90%            B           $116.01            --
MULTIMANAGER INTERNATIONAL EQUITY.........        0.90%            B           $137.79            12
MULTIMANAGER INTERNATIONAL EQUITY.........        0.95%            B           $137.17            54
MULTIMANAGER INTERNATIONAL EQUITY.........        1.00%            B           $136.55            --
MULTIMANAGER INTERNATIONAL EQUITY.........        1.10%            B           $135.31             4
MULTIMANAGER INTERNATIONAL EQUITY.........        1.20%            B           $108.06            --
MULTIMANAGER INTERNATIONAL EQUITY.........        1.20%            B           $134.08            63
MULTIMANAGER INTERNATIONAL EQUITY.........        1.25%            B           $ 71.30             8
MULTIMANAGER INTERNATIONAL EQUITY.........        1.30%            B           $ 82.90             3
MULTIMANAGER INTERNATIONAL EQUITY.........        1.34%            B           $132.38           393
MULTIMANAGER INTERNATIONAL EQUITY.........        1.35%            B           $132.26            --
MULTIMANAGER INTERNATIONAL EQUITY.........        1.45%            B           $131.06            --
MULTIMANAGER INTERNATIONAL EQUITY.........        2.75%            B           $153.10            14

MULTIMANAGER LARGE CAP CORE EQUITY........        0.25%            B           $121.07            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.50%            B           $118.37            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.70%            B           $111.38            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.70%            B           $116.24            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.80%            B           $169.44            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.90%            B           $110.05            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.90%            B           $113.13            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.90%            B           $114.16             2
MULTIMANAGER LARGE CAP CORE EQUITY........        0.95%            B           $113.64            10
MULTIMANAGER LARGE CAP CORE EQUITY........        1.00%            B           $113.13            --
MULTIMANAGER LARGE CAP CORE EQUITY........        1.10%            B           $112.10             1
MULTIMANAGER LARGE CAP CORE EQUITY........        1.20%            B           $108.08            --
MULTIMANAGER LARGE CAP CORE EQUITY........        1.20%            B           $111.08            19
MULTIMANAGER LARGE CAP CORE EQUITY........        1.25%            B           $ 82.17             2
MULTIMANAGER LARGE CAP CORE EQUITY........        1.30%            B           $ 91.70             1
MULTIMANAGER LARGE CAP CORE EQUITY........        1.34%            B           $109.67           102
MULTIMANAGER LARGE CAP CORE EQUITY........        1.35%            B           $109.57            --
MULTIMANAGER LARGE CAP CORE EQUITY........        1.45%            B           $108.58            --

MULTIMANAGER LARGE CAP VALUE..............        0.25%            B           $135.39            --
MULTIMANAGER LARGE CAP VALUE..............        0.50%            B           $132.37            --
MULTIMANAGER LARGE CAP VALUE..............        0.70%            B           $111.87            --
MULTIMANAGER LARGE CAP VALUE..............        0.70%            B           $129.99             3
MULTIMANAGER LARGE CAP VALUE..............        0.80%            B           $168.65            --
MULTIMANAGER LARGE CAP VALUE..............        0.90%            B           $110.53            --
MULTIMANAGER LARGE CAP VALUE..............        0.90%            B           $127.65             4
MULTIMANAGER LARGE CAP VALUE..............        0.95%            B           $127.07            61
MULTIMANAGER LARGE CAP VALUE..............        1.00%            B           $126.50            --
MULTIMANAGER LARGE CAP VALUE..............        1.10%            B           $125.35             5
MULTIMANAGER LARGE CAP VALUE..............        1.20%            B           $108.55            --
MULTIMANAGER LARGE CAP VALUE..............        1.20%            B           $124.21            69
MULTIMANAGER LARGE CAP VALUE..............        1.25%            B           $ 79.05            10
MULTIMANAGER LARGE CAP VALUE..............        1.30%            B           $ 88.96             2
MULTIMANAGER LARGE CAP VALUE..............        1.34%            B           $122.64           314
MULTIMANAGER LARGE CAP VALUE..............        1.35%            B           $122.53            --
MULTIMANAGER LARGE CAP VALUE..............        1.45%            B           $121.41            --

MULTIMANAGER MID CAP GROWTH...............        0.25%            B           $129.90            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                            UNITS
                                           CONTRACT                                      OUTSTANDING
                                           CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                         ------------   --------------   ------------   ------------
MULTIMANAGER MID CAP GROWTH...........        0.50%            B           $127.00            --
MULTIMANAGER MID CAP GROWTH...........        0.70%            B           $124.72             1
MULTIMANAGER MID CAP GROWTH...........        0.70%            B           $135.07            --
MULTIMANAGER MID CAP GROWTH...........        0.80%            B           $200.33            --
MULTIMANAGER MID CAP GROWTH...........        0.90%            B           $122.48             6
MULTIMANAGER MID CAP GROWTH...........        0.90%            B           $133.45            --
MULTIMANAGER MID CAP GROWTH...........        0.95%            B           $121.92            51
MULTIMANAGER MID CAP GROWTH...........        1.00%            B           $121.37            --
MULTIMANAGER MID CAP GROWTH...........        1.10%            B           $120.27             4
MULTIMANAGER MID CAP GROWTH...........        1.20%            B           $119.18            79
MULTIMANAGER MID CAP GROWTH...........        1.20%            B           $124.30            --
MULTIMANAGER MID CAP GROWTH...........        1.25%            B           $ 95.92             9
MULTIMANAGER MID CAP GROWTH...........        1.30%            B           $111.36             1
MULTIMANAGER MID CAP GROWTH...........        1.34%            B           $117.67           481
MULTIMANAGER MID CAP GROWTH...........        1.35%            B           $117.56             2
MULTIMANAGER MID CAP GROWTH...........        1.45%            B           $116.49            --
MULTIMANAGER MID CAP GROWTH...........        2.75%            B           $176.28             8

MULTIMANAGER MID CAP VALUE............        0.25%            B           $168.37            --
MULTIMANAGER MID CAP VALUE............        0.50%            B           $164.62            --
MULTIMANAGER MID CAP VALUE............        0.70%            B           $141.24            --
MULTIMANAGER MID CAP VALUE............        0.70%            B           $161.66             1
MULTIMANAGER MID CAP VALUE............        0.80%            B           $210.72            --
MULTIMANAGER MID CAP VALUE............        0.90%            B           $139.55            --
MULTIMANAGER MID CAP VALUE............        0.90%            B           $158.75             7
MULTIMANAGER MID CAP VALUE............        0.95%            B           $158.03            46
MULTIMANAGER MID CAP VALUE............        1.00%            B           $157.32            --
MULTIMANAGER MID CAP VALUE............        1.10%            B           $155.89             6
MULTIMANAGER MID CAP VALUE............        1.20%            B           $129.98            --
MULTIMANAGER MID CAP VALUE............        1.20%            B           $154.48            62
MULTIMANAGER MID CAP VALUE............        1.25%            B           $ 98.25            14
MULTIMANAGER MID CAP VALUE............        1.30%            B           $112.95             2
MULTIMANAGER MID CAP VALUE............        1.34%            B           $152.52           344
MULTIMANAGER MID CAP VALUE............        1.35%            B           $152.38            --
MULTIMANAGER MID CAP VALUE............        1.45%            B           $150.99            --
MULTIMANAGER MID CAP VALUE............        2.75%            B           $194.62             5

MULTIMANAGER MULTI-SECTOR BOND........        0.25%            A           $120.93            --
MULTIMANAGER MULTI-SECTOR BOND........        0.50%            A           $ 93.72            --
MULTIMANAGER MULTI-SECTOR BOND........        0.70%            A           $108.92             1
MULTIMANAGER MULTI-SECTOR BOND........        0.90%            A           $141.96             8
MULTIMANAGER MULTI-SECTOR BOND........        1.00%            A           $153.21            --
MULTIMANAGER MULTI-SECTOR BOND........        1.20%            A           $118.98             6
MULTIMANAGER MULTI-SECTOR BOND........        1.34%            A           $157.53           564
MULTIMANAGER MULTI-SECTOR BOND........        1.35%            A           $167.91             6
MULTIMANAGER MULTI-SECTOR BOND........        1.45%            A           $ 92.17             1
MULTIMANAGER MULTI-SECTOR BOND........        0.25%            B           $124.89            --
MULTIMANAGER MULTI-SECTOR BOND........        0.50%            B           $121.72             1
MULTIMANAGER MULTI-SECTOR BOND........        0.70%            B           $114.04            --
MULTIMANAGER MULTI-SECTOR BOND........        0.80%            B           $117.73            --
MULTIMANAGER MULTI-SECTOR BOND........        0.90%            B           $ 96.10             5
MULTIMANAGER MULTI-SECTOR BOND........        0.95%            B           $110.82           105

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                            UNITS
                                           CONTRACT                                      OUTSTANDING
                                           CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                         ------------   --------------   ------------   ------------
MULTIMANAGER MULTI-SECTOR BOND........        1.00%            B           $129.59            --
MULTIMANAGER MULTI-SECTOR BOND........        1.10%            B           $108.93            10
MULTIMANAGER MULTI-SECTOR BOND........        1.20%            B           $ 92.20           144
MULTIMANAGER MULTI-SECTOR BOND........        1.25%            B           $ 86.05            33
MULTIMANAGER MULTI-SECTOR BOND........        1.30%            B           $ 89.73             7

MULTIMANAGER SMALL CAP GROWTH.........        0.00%            B           $140.33            --
MULTIMANAGER SMALL CAP GROWTH.........        0.25%            B           $138.16            --
MULTIMANAGER SMALL CAP GROWTH.........        0.50%            B           $136.02            --
MULTIMANAGER SMALL CAP GROWTH.........        0.70%            B           $134.32             1
MULTIMANAGER SMALL CAP GROWTH.........        0.80%            B           $203.65            --
MULTIMANAGER SMALL CAP GROWTH.........        0.90%            B           $132.65             4
MULTIMANAGER SMALL CAP GROWTH.........        0.95%            B           $132.24            29
MULTIMANAGER SMALL CAP GROWTH.........        1.00%            B           $131.82            --
MULTIMANAGER SMALL CAP GROWTH.........        1.10%            B           $130.99             3
MULTIMANAGER SMALL CAP GROWTH.........        1.20%            B           $130.17            42
MULTIMANAGER SMALL CAP GROWTH.........        1.25%            B           $ 88.39             5
MULTIMANAGER SMALL CAP GROWTH.........        1.30%            B           $101.27             2
MULTIMANAGER SMALL CAP GROWTH.........        1.34%            B           $128.42            14
MULTIMANAGER SMALL CAP GROWTH.........        1.34%            B           $129.03           309
MULTIMANAGER SMALL CAP GROWTH.........        1.35%            B           $128.95             1
MULTIMANAGER SMALL CAP GROWTH.........        1.45%            B           $128.13            --

MULTIMANAGER SMALL CAP VALUE..........        0.25%            B           $184.88            --
MULTIMANAGER SMALL CAP VALUE..........        0.50%            B           $180.17             1
MULTIMANAGER SMALL CAP VALUE..........        0.70%            B           $187.20             1
MULTIMANAGER SMALL CAP VALUE..........        0.80%            B           $207.78            --
MULTIMANAGER SMALL CAP VALUE..........        0.90%            B           $182.96            13
MULTIMANAGER SMALL CAP VALUE..........        0.95%            B           $143.55            51
MULTIMANAGER SMALL CAP VALUE..........        1.00%            B           $180.88            --
MULTIMANAGER SMALL CAP VALUE..........        1.10%            B           $178.81             1
MULTIMANAGER SMALL CAP VALUE..........        1.20%            B           $176.76            70
MULTIMANAGER SMALL CAP VALUE..........        1.25%            B           $ 79.85             3
MULTIMANAGER SMALL CAP VALUE..........        1.30%            B           $ 87.23            --
MULTIMANAGER SMALL CAP VALUE..........        1.34%            B           $172.75            19
MULTIMANAGER SMALL CAP VALUE..........        1.34%            B           $173.94           622
MULTIMANAGER SMALL CAP VALUE..........        1.35%            B           $173.74             2
MULTIMANAGER SMALL CAP VALUE..........        1.45%            B           $134.66            --

MULTIMANAGER TECHNOLOGY...............        0.25%            B           $129.39            --
MULTIMANAGER TECHNOLOGY...............        0.50%            B           $126.51             1
MULTIMANAGER TECHNOLOGY...............        0.70%            B           $124.23             3
MULTIMANAGER TECHNOLOGY...............        0.70%            B           $140.96            --
MULTIMANAGER TECHNOLOGY...............        0.80%            B           $190.93            --
MULTIMANAGER TECHNOLOGY...............        0.90%            B           $122.00            10
MULTIMANAGER TECHNOLOGY...............        0.90%            B           $139.28            --
MULTIMANAGER TECHNOLOGY...............        0.95%            B           $121.45            56
MULTIMANAGER TECHNOLOGY...............        1.00%            B           $120.90            --
MULTIMANAGER TECHNOLOGY...............        1.10%            B           $119.80             9
MULTIMANAGER TECHNOLOGY...............        1.20%            B           $118.71           140
MULTIMANAGER TECHNOLOGY...............        1.25%            B           $ 98.66            17
MULTIMANAGER TECHNOLOGY...............        1.30%            B           $115.96             3

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                           UNITS
                                                          CONTRACT                                      OUTSTANDING
                                                          CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                        ------------   --------------   ------------   ------------
MULTIMANAGER TECHNOLOGY..............................        1.34%            B           $117.21           829
MULTIMANAGER TECHNOLOGY..............................        1.35%            B           $117.10             2
MULTIMANAGER TECHNOLOGY..............................        1.45%            B           $116.04             1
MULTIMANAGER TECHNOLOGY..............................        2.75%            B           $129.23            --
MULTIMANAGER TECHNOLOGY..............................        2.75%            B           $182.16             4

OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.00%            B           $107.31            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.25%            B           $107.12            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.50%            B           $106.93            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.70%            B           $106.78            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.80%            B           $106.71            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.90%            B           $106.64            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        1.00%            B           $106.56            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        1.10%            B           $106.49            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        1.20%            B           $106.41            --

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.00%            B           $124.21            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.25%            B           $123.99            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.50%            B           $123.78            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.70%            B           $123.60            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.80%            B           $123.52            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.90%            B           $123.43            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        1.00%            B           $123.35            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        1.10%            B           $123.26            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        1.20%            B           $123.17             4

TARGET 2015 ALLOCATION...............................        0.00%            B           $108.03            --
TARGET 2015 ALLOCATION...............................        0.25%            B           $106.87            --
TARGET 2015 ALLOCATION...............................        0.50%            B           $105.72            --
TARGET 2015 ALLOCATION...............................        0.70%            B           $104.80             1
TARGET 2015 ALLOCATION...............................        0.80%            B           $149.56            --
TARGET 2015 ALLOCATION...............................        0.90%            B           $103.90            14
TARGET 2015 ALLOCATION...............................        0.95%            B           $103.67             4
TARGET 2015 ALLOCATION...............................        1.00%            B           $103.45            --
TARGET 2015 ALLOCATION...............................        1.10%            B           $103.00             3
TARGET 2015 ALLOCATION...............................        1.20%            B           $102.55            18
TARGET 2015 ALLOCATION...............................        1.25%            B           $ 88.66             8
TARGET 2015 ALLOCATION...............................        1.30%            B           $ 97.45            --
TARGET 2015 ALLOCATION...............................        1.34%            B           $101.92           154
TARGET 2015 ALLOCATION...............................        1.35%            B           $101.88            --
TARGET 2015 ALLOCATION...............................        1.45%            B           $101.43            --

TARGET 2025 ALLOCATION...............................        0.00%            B           $105.59            --
TARGET 2025 ALLOCATION...............................        0.25%            B           $104.45            --
TARGET 2025 ALLOCATION...............................        0.50%            B           $103.33            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
TARGET 2025 ALLOCATION.......................        0.70%            B           $102.43             3
TARGET 2025 ALLOCATION.......................        0.80%            B           $158.93            --
TARGET 2025 ALLOCATION.......................        0.90%            B           $101.54            15
TARGET 2025 ALLOCATION.......................        0.95%            B           $101.32             8
TARGET 2025 ALLOCATION.......................        1.00%            B           $101.10            --
TARGET 2025 ALLOCATION.......................        1.10%            B           $100.66            11
TARGET 2025 ALLOCATION.......................        1.20%            B           $100.22            39
TARGET 2025 ALLOCATION.......................        1.25%            B           $ 85.24             5
TARGET 2025 ALLOCATION.......................        1.30%            B           $ 94.82            --
TARGET 2025 ALLOCATION.......................        1.34%            B           $ 99.61           190
TARGET 2025 ALLOCATION.......................        1.35%            B           $ 99.57             1
TARGET 2025 ALLOCATION.......................        1.45%            B           $ 99.13            --

TARGET 2035 ALLOCATION.......................        0.00%            B           $104.18            --
TARGET 2035 ALLOCATION.......................        0.25%            B           $103.07            --
TARGET 2035 ALLOCATION.......................        0.50%            B           $101.96            --
TARGET 2035 ALLOCATION.......................        0.70%            B           $101.07             1
TARGET 2035 ALLOCATION.......................        0.80%            B           $166.25            --
TARGET 2035 ALLOCATION.......................        0.90%            B           $100.20            11
TARGET 2035 ALLOCATION.......................        0.95%            B           $ 99.98             7
TARGET 2035 ALLOCATION.......................        1.00%            B           $ 99.76            --
TARGET 2035 ALLOCATION.......................        1.10%            B           $ 99.33            10
TARGET 2035 ALLOCATION.......................        1.20%            B           $ 98.89            32
TARGET 2035 ALLOCATION.......................        1.25%            B           $ 82.80             6
TARGET 2035 ALLOCATION.......................        1.30%            B           $ 93.12            --
TARGET 2035 ALLOCATION.......................        1.34%            B           $ 98.29           152
TARGET 2035 ALLOCATION.......................        1.35%            B           $ 98.25            --
TARGET 2035 ALLOCATION.......................        1.45%            B           $ 97.82            --

TARGET 2045 ALLOCATION.......................        0.00%            B           $101.99            --
TARGET 2045 ALLOCATION.......................        0.25%            B           $100.89            --
TARGET 2045 ALLOCATION.......................        0.50%            B           $ 99.81            --
TARGET 2045 ALLOCATION.......................        0.70%            B           $ 98.94            --
TARGET 2045 ALLOCATION.......................        0.80%            B           $173.33            --
TARGET 2045 ALLOCATION.......................        0.90%            B           $ 98.09             7
TARGET 2045 ALLOCATION.......................        0.95%            B           $ 97.87             5
TARGET 2045 ALLOCATION.......................        1.00%            B           $ 97.66            --
TARGET 2045 ALLOCATION.......................        1.10%            B           $ 97.24             7
TARGET 2045 ALLOCATION.......................        1.20%            B           $ 96.81            19
TARGET 2045 ALLOCATION.......................        1.25%            B           $ 79.76             1
TARGET 2045 ALLOCATION.......................        1.30%            B           $ 90.72            --
TARGET 2045 ALLOCATION.......................        1.34%            B           $ 96.22           108
TARGET 2045 ALLOCATION.......................        1.35%            B           $ 96.18            --
TARGET 2045 ALLOCATION.......................        1.45%            B           $ 95.76            --

TEMPLETON GLOBAL BOND SECURITIES FUND........        0.00%            B           $105.16            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.25%            B           $104.98            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.50%            B           $104.80            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.70%            B           $104.65            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.80%            B           $104.58            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.90%            B           $104.51            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        1.00%            B           $104.43            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
TEMPLETON GLOBAL BOND SECURITIES FUND........        1.10%            B           $104.36           --
TEMPLETON GLOBAL BOND SECURITIES FUND........        1.20%            B           $104.29           19

----------
The accompanying notes are an integral part of these financial statements.

* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

** Contract charges reflect annual mortality and risk expenses related to the Variable Investment Options.

                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       ALL ASSET        AMERICAN CENTURY VP       AXA AGGRESSIVE
                                                      ALLOCATION*          MID CAP VALUE+           ALLOCATION*
                                                     -------------     ---------------------     ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $149,746             $  4,513              $  5,121,990
 Expenses:
  Less: Asset-based charges.........................      67,232                1,541                 3,823,396
  Less: Reduction for expense limitation............          --                   --                        --
                                                        --------             --------              ------------
  Net Expenses......................................      67,232                1,541                 3,823,396
                                                        --------             --------              ------------
NET INVESTMENT INCOME (LOSS)........................      82,514                2,972                 1,298,594
                                                        --------             --------              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      56,715               (1,002)              (31,085,468)
  Realized gain distribution from The Trusts........     255,875                   --                 7,615,069
                                                        --------             --------              ------------
 Net realized gain (loss)...........................     312,590               (1,002)              (23,470,399)
                                                        --------             --------              ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     556,472               41,650                58,710,032
                                                        --------             --------              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     869,062               40,648                35,239,633
                                                        --------             --------              ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $951,576             $ 43,620              $ 36,538,227
                                                        ========             ========              ============

                                                       AXA BALANCED       AXA CONSERVATIVE       AXA CONSERVATIVE
                                                         STRATEGY*           ALLOCATION*         GROWTH STRATEGY*
                                                      --------------     ------------------     ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  239,701           $ 2,175,799             $ 41,161
 Expenses:
  Less: Asset-based charges.........................       161,583             1,128,086               31,175
  Less: Reduction for expense limitation............            --                    --                   --
                                                        ----------           -----------             --------
  Net Expenses......................................       161,583             1,128,086               31,175
                                                        ----------           -----------             --------
NET INVESTMENT INCOME (LOSS)........................        78,118             1,047,713                9,986
                                                        ----------           -----------             --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        62,048            (1,275,538)              16,029
  Realized gain distribution from The Trusts........        96,805             4,283,769               17,042
                                                        ----------           -----------             --------
 Net realized gain (loss)...........................       158,853             3,008,231               33,071
                                                        ----------           -----------             --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     1,021,645             1,110,527              151,772
                                                        ----------           -----------             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     1,180,498             4,118,758              184,843
                                                        ----------           -----------             --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $1,258,616           $ 5,166,471             $194,829
                                                        ==========           ===========             ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      AXA CONSERVATIVE      AXA CONSERVATIVE-PLUS       AXA GROWTH
                                                         STRATEGY*               ALLOCATION*             STRATEGY*
                                                     -----------------     -----------------------     ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $17,427               $  2,875,413             $ 20,164
 Expenses:
  Less: Asset-based charges.........................        9,549                  1,697,046               15,071
  Less: Reduction for expense limitation............           --                         --                   --
                                                          -------               ------------             --------
  Net Expenses......................................        9,549                  1,697,046               15,071
                                                          -------               ------------             --------
NET INVESTMENT INCOME (LOSS)........................        7,878                  1,178,367                5,093
                                                          -------               ------------             --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        1,823                 (6,026,272)               5,026
  Realized gain distribution from The Trusts........        5,430                  4,322,159                8,915
                                                          -------               ------------             --------
 Net realized gain (loss)...........................        7,253                 (1,704,113)              13,941
                                                          -------               ------------             --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       24,661                 10,793,897               86,473
                                                          -------               ------------             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       31,914                  9,089,784              100,414
                                                          -------               ------------             --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $39,792               $ 10,268,151             $105,507
                                                          =======               ============             ========

                                                        AXA MODERATE          AXA MODERATE-PLUS         AXA TACTICAL
                                                         ALLOCATION*             ALLOCATION*           MANAGER 2000*+
                                                       -------------         ------------------        -------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  36,587,760             $ 13,233,230             $   105
 Expenses:
  Less: Asset-based charges.........................      21,677,691                9,261,924               1,075
  Less: Reduction for expense limitation............      (4,850,504)                      --                  --
                                                       -------------             ------------             -------
  Net Expenses......................................      16,827,187                9,261,924               1,075
                                                       -------------             ------------             -------
NET INVESTMENT INCOME (LOSS)........................      19,760,573                3,971,306                (970)
                                                       -------------             ------------             -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (25,023,291)             (54,111,488)              6,819
  Realized gain distribution from The Trusts........      37,526,630               20,834,987              10,270
                                                       -------------             ------------             -------
 Net realized gain (loss)...........................      12,503,339              (33,276,501)             17,089
                                                       -------------             ------------             -------
 Change in unrealized appreciation
  (depreciation) of investments.....................     102,080,469              103,286,611              28,751
                                                       -------------             ------------             -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     114,583,808               70,010,110              45,840
                                                       -------------             ------------             -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 134,344,381             $ 73,981,416             $44,870
                                                       =============             ============             =======

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                                        AXA TACTICAL
                                                           AXA TACTICAL          AXA TACTICAL             MANAGER
                                                          MANAGER 400*+         MANAGER 500*+         INTERNATIONAL*+
                                                         ---------------       ---------------       -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $     --               $ 2,573                $ 3,070
 Expenses:
  Less: Asset-based charges.........................           2,024                 3,045                  1,437
  Less: Reduction for expense limitation............              --                    --                     --
                                                            --------               -------                -------
  Net Expenses......................................           2,024                 3,045                  1,437
                                                            --------               -------                -------
NET INVESTMENT INCOME (LOSS)........................          (2,024)                 (472)                 1,633
                                                            --------               -------                -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............           7,147                 1,165                  7,490
  Realized gain distribution from The Trusts........          16,877                16,761                    401
                                                            --------               -------                -------
 Net realized gain (loss)...........................          24,024                17,926                  7,891
                                                            --------               -------                -------
 Change in unrealized appreciation
  (depreciation) of investments.....................          48,960                66,469                 22,006
                                                            --------               -------                -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          72,984                84,395                 29,897
                                                            --------               -------                -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $ 70,960               $83,923                $31,530
                                                            ========               =======                =======

                                                      EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN      EQ/AXA FRANKLIN
                                                         INTERNATIONAL*        SMALL CAP GROWTH*    SMALL CAP VALUE CORE*
                                                      --------------------   --------------------   ---------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $ 11,972,994            $    126,481            $   23,969
 Expenses:
  Less: Asset-based charges.........................        6,362,304               3,574,955               163,756
  Less: Reduction for expense limitation............               --                      --                    --
                                                         ------------            ------------            ----------
  Net Expenses......................................        6,362,304               3,574,955               163,756
                                                         ------------            ------------            ----------
NET INVESTMENT INCOME (LOSS)........................        5,610,690              (3,448,474)             (139,787)
                                                         ------------            ------------            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (37,800,030)             (3,388,695)            1,850,260
  Realized gain distribution from The Trusts........               --                      --                    --
                                                         ------------            ------------            ----------
 Net realized gain (loss)...........................      (37,800,030)             (3,388,695)            1,850,260
                                                         ------------            ------------            ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       50,509,990              84,838,262               831,376
                                                         ------------            ------------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       12,709,960              81,449,567             2,681,636
                                                         ------------            ------------            ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 18,320,650            $ 78,001,093            $2,541,849
                                                         ============            ============            ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/BLACKROCK        EQ/BLACKROCK
                                                        BASIC VALUE        INTERNATIONAL     EQ/BOSTON ADVISORS
                                                          EQUITY*             VALUE*           EQUITY INCOME*
                                                      -------------       --------------     ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  4,642,758        $  1,870,920          $ 1,240,262
 Expenses:
  Less: Asset-based charges.........................      4,532,237           3,152,141              658,373
  Less: Reduction for expense limitation............             --                  --                   --
                                                       ------------        ------------          -----------
  Net Expenses......................................      4,532,237           3,152,141              658,373
                                                       ------------        ------------          -----------
NET INVESTMENT INCOME (LOSS)........................        110,521          (1,281,221)             581,889
                                                       ------------        ------------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (14,589,250)        (27,741,994)          (5,215,382)
  Realized gain distribution from The Trusts........             --                  --                   --
                                                       ------------        ------------          -----------
 Net realized gain (loss)...........................    (14,589,250)        (27,741,994)          (5,215,382)
                                                       ------------        ------------          -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     52,989,643          40,646,625           11,655,520
                                                       ------------        ------------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     38,400,393          12,904,631            6,440,138
                                                       ------------        ------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 38,510,914        $ 11,623,410          $ 7,022,027
                                                       ============        ============          ===========

                                                        EQ/CALVERT
                                                         SOCIALLY            EQ/CAPITAL             EQ/CAPITAL
                                                       RESPONSIBLE*       GUARDIAN GROWTH*      GUARDIAN RESEARCH*
                                                      --------------     ------------------    -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $    9,793         $    73,653            $  1,174,947
 Expenses:
  Less: Asset-based charges.........................       258,216             231,245               2,046,588
  Less: Reduction for expense limitation............            --                  --                      --
                                                        ----------         -----------            ------------
  Net Expenses......................................       258,216             231,245               2,046,588
                                                        ----------         -----------            ------------
NET INVESTMENT INCOME (LOSS)........................      (248,423)           (157,592)               (871,641)
                                                        ----------         -----------            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (848,470)         (1,048,880)             (6,115,143)
  Realized gain distribution from The Trusts........            --                  --                      --
                                                        ----------         -----------            ------------
 Net realized gain (loss)...........................      (848,470)         (1,048,880)             (6,115,143)
                                                        ----------         -----------            ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     3,264,762           3,269,609              28,363,259
                                                        ----------         -----------            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     2,416,292           2,220,729              22,248,116
                                                        ----------         -----------            ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $2,167,869         $ 2,063,137            $ 21,376,475
                                                        ==========         ===========            ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      EQ/COMMON STOCK       EQ/CORE BOND            EQ/DAVIS
                                                          INDEX*               INDEX*          NEW YORK VENTURE*
                                                     ----------------      --------------     -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $  30,870,404         $ 2,800,979           $  207,726
 Expenses:
  Less: Asset-based charges.........................     29,337,622           1,617,108              308,149
  Less: Reduction for expense limitation............       (176,318)                 --                   --
                                                      -------------         -----------           ----------
  Net Expenses......................................     29,161,304           1,617,108              308,149
                                                      -------------         -----------           ----------
NET INVESTMENT INCOME (LOSS)........................      1,709,100           1,183,871             (100,423)
                                                      -------------         -----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (67,795,305)         (3,793,605)               2,000
  Realized gain distribution from The Trusts........             --                  --                   --
                                                      -------------         -----------           ----------
 Net realized gain (loss)...........................    (67,795,305)         (3,793,605)               2,000
                                                      -------------         -----------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    346,841,756           8,199,275            2,712,799
                                                      -------------         -----------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    279,046,451           4,405,670            2,714,799
                                                      -------------         -----------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 280,755,551         $ 5,589,541           $2,614,376
                                                      =============         ===========           ==========

                                                       EQ/EQUITY 500      EQ/EQUITY GROWTH       EQ/FRANKLIN
                                                          INDEX*                PLUS*           CORE BALANCED*
                                                       -------------      ----------------      --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 12,181,415         $  1,003,871         $ 2,335,683
 Expenses:
  Less: Asset-based charges.........................      9,695,660            4,469,239             989,973
  Less: Reduction for expense limitation............             --                   --                  --
                                                       ------------         ------------         -----------
  Net Expenses......................................      9,695,660            4,469,239             989,973
                                                       ------------         ------------         -----------
NET INVESTMENT INCOME (LOSS)........................      2,485,755           (3,465,368)          1,345,710
                                                       ------------         ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (15,039,948)         (17,152,389)         (6,048,422)
  Realized gain distribution from The Trusts........             --                   --                  --
                                                       ------------         ------------         -----------
 Net realized gain (loss)...........................    (15,039,948)         (17,152,389)         (6,048,422)
                                                       ------------         ------------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    105,857,109           66,107,196          11,966,210
                                                       ------------         ------------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     90,817,161           48,954,807           5,917,788
                                                       ------------         ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 93,302,916         $ 45,489,439         $ 7,263,498
                                                       ============         ============         ===========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/FRANKLIN                                    EQ/GAMCO
                                                        TEMPLETON         EQ/GAMCO MERGERS &       SMALL COMPANY
                                                       ALLOCATION*           ACQUISITIONS*             VALUE*
                                                     ---------------     --------------------     ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $   921,958             $       --           $  1,004,189
 Expenses:
  Less: Asset-based charges.........................      562,735                198,696              3,333,388
  Less: Reduction for expense limitation............           --                     --                     --
                                                      -----------             ----------           ------------
  Net Expenses......................................      562,735                198,696              3,333,388
                                                      -----------             ----------           ------------
NET INVESTMENT INCOME (LOSS)........................      359,223               (198,696)            (2,329,199)
                                                      -----------             ----------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............   (2,929,095)               (63,617)             1,116,049
  Realized gain distribution from The Trusts........           --                453,305                     --
                                                      -----------             ----------           ------------
 Net realized gain (loss)...........................   (2,929,095)               389,688              1,116,049
                                                      -----------             ----------           ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    6,503,596              1,079,315             75,552,881
                                                      -----------             ----------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    3,574,501              1,469,003             76,668,930
                                                      -----------             ----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 3,933,724             $1,270,307           $ 74,339,731
                                                      ===========             ==========           ============

                                                                                EQ/GLOBAL          EQ/INTERMEDIATE
                                                       EQ/GLOBAL BOND         MULTI-SECTOR            GOVERNMENT
                                                            PLUS*                EQUITY*             BOND INDEX*
                                                      ---------------        -------------         ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $ 2,008,839          $  4,709,022           $1,373,209
 Expenses:
  Less: Asset-based charges.........................         840,841             5,403,877            1,291,919
  Less: Reduction for expense limitation............              --                    --               (5,537)
                                                         -----------          ------------           ----------
  Net Expenses......................................         840,841             5,403,877            1,286,382
                                                         -----------          ------------           ----------
NET INVESTMENT INCOME (LOSS)........................       1,167,998              (694,855)              86,827
                                                         -----------          ------------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,741,127)          (65,208,856)             (89,707)
  Realized gain distribution from The Trusts........              --                    --                   --
                                                         -----------          ------------           ----------
 Net realized gain (loss)...........................      (1,741,127)          (65,208,856)             (89,707)
                                                         -----------          ------------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       3,661,433           107,057,501            3,186,039
                                                         -----------          ------------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       1,920,306            41,848,645            3,096,332
                                                         -----------          ------------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 3,088,304          $ 41,153,790           $3,183,159
                                                         ===========          ============           ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      EQ/INTERNATIONAL    EQ/INTERNATIONAL    EQ/JPMORGAN VALUE
                                                         CORE PLUS*            GROWTH*          OPPORTUNITIES*
                                                      ----------------    ----------------    -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,474,229         $   505,365        $   601,281
 Expenses:
  Less: Asset-based charges.........................       1,674,826             655,141            592,469
  Less: Reduction for expense limitation............              --                  --                 --
                                                        ------------         -----------        -----------
  Net Expenses......................................       1,674,826             655,141            592,469
                                                        ------------         -----------        -----------
NET INVESTMENT INCOME (LOSS)........................         799,403            (149,776)             8,812
                                                        ------------         -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (16,506,522)         (1,872,504)        (5,901,870)
  Realized gain distribution from The Trusts........              --                  --                 --
                                                        ------------         -----------        -----------
 Net realized gain (loss)...........................     (16,506,522)         (1,872,504)        (5,901,870)
                                                        ------------         -----------        -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      26,869,302           9,318,680         10,734,949
                                                        ------------         -----------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      10,362,780           7,446,176          4,833,079
                                                        ------------         -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $ 11,162,183         $ 7,296,400        $ 4,841,891
                                                        ============         ===========        ===========

                                                         EQ/LARGE CAP        EQ/LARGE CAP      EQ/LARGE CAP
                                                          CORE PLUS*        GROWTH INDEX*      GROWTH PLUS*
                                                         ------------       -------------     -------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $   151,896         $ 1,100,626       $    839,808
 Expenses:
  Less: Asset-based charges.........................         187,086           1,488,831          2,967,691
  Less: Reduction for expense limitation............              --                  --                 --
                                                         -----------         -----------       ------------
  Net Expenses......................................         187,086           1,488,831          2,967,691
                                                         -----------         -----------       ------------
NET INVESTMENT INCOME (LOSS)........................         (35,190)           (388,205)        (2,127,883)
                                                         -----------         -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,511,752)           (287,544)         7,788,621
  Realized gain distribution from The Trusts........       1,149,698                  --                 --
                                                         -----------         -----------       ------------
 Net realized gain (loss)...........................        (362,054)           (287,544)         7,788,621
                                                         -----------         -----------       ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       2,210,061          16,262,601         22,078,180
                                                         -----------         -----------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       1,848,007          15,975,057         29,866,801
                                                         -----------         -----------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 1,812,817         $15,586,852       $ 27,738,918
                                                         ===========         ===========       ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/LARGE CAP       EQ/LARGE CAP         EQ/LORD ABBETT
                                                       VALUE INDEX*        VALUE PLUS*       GROWTH AND INCOME*
                                                     ---------------    ----------------    --------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $   224,513         $ 10,670,771         $    82,933
 Expenses:
  Less: Asset-based charges.........................       190,858           10,305,285             211,955
  Less: Reduction for expense limitation............            --                   --                  --
                                                       -----------         ------------         -----------
  Net Expenses......................................       190,858           10,305,285             211,955
                                                       -----------         ------------         -----------
NET INVESTMENT INCOME (LOSS)........................        33,655              365,486            (129,022)
                                                       -----------         ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (3,674,980)         (98,752,917)         (1,164,326)
  Realized gain distribution from The Trusts........            --                   --                  --
                                                       -----------         ------------         -----------
 Net realized gain (loss)...........................    (3,674,980)         (98,752,917)         (1,164,326)
                                                       -----------         ------------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     5,516,930          183,972,373           3,817,547
                                                       -----------         ------------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     1,841,950           85,219,456           2,653,221
                                                       -----------         ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 1,875,605         $ 85,584,942         $ 2,524,199
                                                       ===========         ============         ===========

                                                        EQ/LORD ABBETT       EQ/MID CAP          EQ/MID CAP
                                                       LARGE CAP CORE*         INDEX*            VALUE PLUS*
                                                       ---------------      ------------        ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $  136,133        $  2,212,931        $  4,566,936
 Expenses:
  Less: Asset-based charges.........................         395,928           3,770,243           5,936,030
  Less: Reduction for expense limitation............              --                  --                  --
                                                          ----------        ------------        ------------
  Net Expenses......................................         395,928           3,770,243           5,936,030
                                                          ----------        ------------        ------------
NET INVESTMENT INCOME (LOSS)........................        (259,795)         (1,557,312)         (1,369,094)
                                                          ----------        ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       1,316,134         (25,466,831)        (64,350,366)
  Realized gain distribution from The Trusts........              --                  --                  --
                                                          ----------        ------------        ------------
 Net realized gain (loss)...........................       1,316,134         (25,466,831)        (64,350,366)
                                                          ----------        ------------        ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       3,347,234          91,991,335         153,017,919
                                                          ----------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       4,663,368          66,524,504          88,667,553
                                                          ----------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $4,403,573        $ 64,967,192        $ 87,298,459
                                                          ==========        ============        ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                        EQ/MONEY           EQ/MONTAG &         EQ/MORGAN STANLEY
                                                         MARKET*         CALDWELL GROWTH*       MID CAP GROWTH*
                                                     -------------      -----------------     -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $     76,222          $  215,676           $    142,338
 Expenses:
  Less: Asset-based charges.........................     1,633,413             456,300              1,471,647
  Less: Reduction for expense limitation............            --                  --                     --
                                                      ------------          ----------           ------------
  Net Expenses......................................     1,633,413             456,300              1,471,647
                                                      ------------          ----------           ------------
NET INVESTMENT INCOME (LOSS)........................    (1,557,191)           (240,624)            (1,329,309)
                                                      ------------          ----------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (27,675)           (221,111)             9,411,235
  Realized gain distribution from The Trusts........            --                  --                114,819
                                                      ------------          ----------           ------------
 Net realized gain (loss)...........................       (27,675)           (221,111)             9,526,054
                                                      ------------          ----------           ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        39,117           3,091,944             24,597,898
                                                      ------------          ----------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        11,442           2,870,833             34,123,952
                                                      ------------          ----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ (1,545,749)         $2,630,209           $ 32,794,643
                                                      ============          ==========           ============

                                                          EQ/MUTUAL         EQ/OPPENHEIMER     EQ/PIMCO ULTRA
                                                      LARGE CAP EQUITY*         GLOBAL*          SHORT BOND*
                                                      -----------------     --------------     --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $     542,077         $  186,356       $     501,920
 Expenses:
  Less: Asset-based charges.........................          377,909            360,347           1,899,766
  Less: Reduction for expense limitation............               --                 --                  --
                                                        -------------         ----------       -------------
  Net Expenses......................................          377,909            360,347           1,899,766
                                                        -------------         ----------       -------------
NET INVESTMENT INCOME (LOSS)........................          164,168           (173,991)         (1,397,846)
                                                        -------------         ----------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (2,642,471)          (229,922)         (4,458,221)
  Realized gain distribution from The Trusts........               --                 --                  --
                                                        -------------         ----------       -------------
 Net realized gain (loss)...........................       (2,642,471)          (229,922)         (4,458,221)
                                                        -------------         ----------       -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        5,403,690          4,496,006           5,236,570
                                                        -------------         ----------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        2,761,219          4,266,084             778,349
                                                        -------------         ----------       -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $   2,925,387         $4,092,093       $    (619,497)
                                                        =============         ==========       =============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/QUALITY BOND      EQ/SMALL COMPANY       EQ/T. ROWE PRICE
                                                            PLUS*                INDEX*              GROWTH STOCK*
                                                      ----------------     ------------------     ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $ 17,034,403         $  1,645,530            $         --
 Expenses:
  Less: Asset-based charges.........................       2,041,515            2,144,325               1,424,940
  Less: Reduction for expense limitation............              --                   --                      --
                                                        ------------         ------------            ------------
  Net Expenses......................................       2,041,515            2,144,325               1,424,940
                                                        ------------         ------------            ------------
NET INVESTMENT INCOME (LOSS)........................      14,992,888             (498,795)             (1,424,940)
                                                        ------------         ------------            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,768,967)         (17,107,096)             (2,802,618)
  Realized gain distribution from The Trusts........              --                   --                      --
                                                        ------------         ------------            ------------
 Net realized gain (loss)...........................      (1,768,967)         (17,107,096)             (2,802,618)
                                                        ------------         ------------            ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      (5,366,276)          55,486,871              21,153,042
                                                        ------------         ------------            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      (7,135,243)          38,379,775              18,350,424
                                                        ------------         ------------            ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $  7,857,645         $ 37,880,980            $ 16,925,484
                                                        ============         ============            ============

                                                        EQ/TEMPLETON        EQ/UBS GROWTH &         EQ/VAN KAMPEN
                                                       GLOBAL EQUITY*           INCOME*               COMSTOCK*
                                                       --------------       ---------------         -------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $   428,660           $   155,170            $   265,356
 Expenses:
  Less: Asset-based charges.........................        365,052               272,238                261,198
  Less: Reduction for expense limitation............             --                    --                     --
                                                        -----------           -----------            -----------
  Net Expenses......................................        365,052               272,238                261,198
                                                        -----------           -----------            -----------
NET INVESTMENT INCOME (LOSS)........................         63,608              (117,068)                 4,158
                                                        -----------           -----------            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (2,947,614)           (1,595,271)            (1,121,223)
  Realized gain distribution from The Trusts........             --                    --                     --
                                                        -----------           -----------            -----------
 Net realized gain (loss)...........................     (2,947,614)           (1,595,271)            (1,121,223)
                                                        -----------           -----------            -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      4,817,139             4,095,661              3,851,791
                                                        -----------           -----------            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      1,869,525             2,500,390              2,730,568
                                                        -----------           -----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $ 1,933,133           $ 2,383,322            $ 2,734,726
                                                        ===========           ===========            ===========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      EQ/WELLS FARGO       FIDELITY(R) VIP      FIDELITY(R) VIP
                                                        ADVANTAGE           CONTRAFUND(R)        EQUITY-INCOME
                                                      OMEGA GROWTH*           PORTFOLIO+           PORTFOLIO+
                                                      --------------       ---------------      ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $     7,338            $  115,724            $ 2,519
 Expenses:
  Less: Asset-based charges.........................       711,349                32,655                587
  Less: Reduction for expense limitation............            --                    --                 --
                                                       -----------            ----------            -------
  Net Expenses......................................       711,349                32,655                587
                                                       -----------            ----------            -------
NET INVESTMENT INCOME (LOSS)........................      (704,011)               83,069              1,932
                                                       -----------            ----------            -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       588,469                23,706              1,826
  Realized gain distribution from The Trusts........     1,895,524                22,013                 --
                                                       -----------            ----------            -------
 Net realized gain (loss)...........................     2,483,993                45,719              1,826
                                                       -----------            ----------            -------
 Change in unrealized appreciation
  (depreciation) of investments.....................     7,873,233               924,926             15,561
                                                       -----------            ----------            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    10,357,226               970,645             17,387
                                                       -----------            ----------            -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 9,653,215            $1,053,714            $19,319
                                                       ===========            ==========            =======

                                                      FIDELITY(R) VIP      GOLDMAN SACHS VIT       INVESCO V.I.
                                                          MID CAP               MID CAP             FINANCIAL
                                                         PORTFOLIO+           VALUE FUND+         SERVICES FUND+
                                                      ---------------      -----------------      --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $  1,598               $ 1,392               $   --
 Expenses:
  Less: Asset-based charges.........................        4,518                   960                  114
  Less: Reduction for expense limitation............           --                    --                   --
                                                         --------               -------               ------
  Net Expenses......................................        4,518                   960                  114
                                                         --------               -------               ------
NET INVESTMENT INCOME (LOSS)........................       (2,920)                  432                 (114)
                                                         --------               -------               ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        5,471                 2,210                1,051
  Realized gain distribution from The Trusts........        2,100                    --                   --
                                                         --------               -------               ------
 Net realized gain (loss)...........................        7,571                 2,210                1,051
                                                         --------               -------               ------
 Change in unrealized appreciation
  (depreciation) of investments.....................      126,514                34,311                2,548
                                                         --------               -------               ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      134,085                36,521                3,599
                                                         --------               -------               ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $131,165               $36,953               $3,485
                                                         ========               =======               ======

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                         INVESCO V.I.         INVESCO V.I.        INVESCO V.I.
                                                      GLOBAL REAL ESTATE     INTERNATIONAL          MID CAP
                                                             FUND+            GROWTH FUND+     CORE EQUITY FUND+
                                                      ------------------     -------------     -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $ 9,888             $ 8,104            $    467
 Expenses:
  Less: Asset-based charges.........................          7,038               3,383               3,666
  Less: Reduction for expense limitation............             --                  --                  --
                                                            -------             -------            --------
  Net Expenses......................................          7,038               3,383               3,666
                                                            -------             -------            --------
NET INVESTMENT INCOME (LOSS)........................          2,850               4,721              (3,199)
                                                            -------             -------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         10,872               4,023               3,524
  Realized gain distribution from The Trusts........             --                  --                  --
                                                            -------             -------            --------
 Net realized gain (loss)...........................         10,872               4,023               3,524
                                                            -------             -------            --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         72,834              74,627              92,677
                                                            -------             -------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         83,706              78,650              96,201
                                                            -------             -------            --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $86,556             $83,371            $ 93,002
                                                            =======             =======            ========

                                                          INVESCO V.I.
                                                            SMALL CAP         IVY FUNDS VIP       IVY FUNDS VIP
                                                          EQUITY FUND+           ENERGY+          HIGH INCOME+
                                                         --------------      ---------------     --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $     --            $      1            $     --
 Expenses:
  Less: Asset-based charges.........................           1,559               6,507               8,823
  Less: Reduction for expense limitation............              --                  --                  --
                                                            --------            --------            --------
  Net Expenses......................................           1,559               6,507               8,823
                                                            --------            --------            --------
NET INVESTMENT INCOME (LOSS)........................          (1,559)             (6,506)             (8,823)
                                                            --------            --------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............          13,047              78,997              24,963
  Realized gain distribution from The Trusts........              --                  --                  --
                                                            --------            --------            --------
 Net realized gain (loss)...........................          13,047              78,997              24,963
                                                            --------            --------            --------
 Change in unrealized appreciation
  (depreciation) of investments.....................          57,945             275,589              74,964
                                                            --------            --------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          70,992             354,586              99,927
                                                            --------            --------            --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $ 69,433            $348,080            $ 91,104
                                                            ========            ========            ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      IVY FUNDS VIP      LAZARD RETIREMENT
                                                        SMALL CAP         EMERGING MARKETS       MFS(R) INTERNATIONAL
                                                         GROWTH+         EQUITY PORTFOLIO+         VALUE PORTFOLIO+
                                                      -------------      -----------------      ----------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $    --               $146,445                $      --
 Expenses:
  Less: Asset-based charges.........................        850                 28,977                   12,861
  Less: Reduction for expense limitation............         --                     --                       --
                                                        -------               --------                ---------
  Net Expenses......................................        850                 28,977                   12,861
                                                        -------               --------                ---------
NET INVESTMENT INCOME (LOSS)........................       (850)               117,468                  (12,861)
                                                        -------               --------                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        531                 30,515                   24,590
  Realized gain distribution from The Trusts........         --                     --                       --
                                                        -------               --------                ---------
 Net realized gain (loss)...........................        531                 30,515                   24,590
                                                        -------               --------                ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................     39,189                263,453                  214,831
                                                        -------               --------                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     39,720                293,968                  239,421
                                                        -------               --------                ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $38,870               $411,436                $ 226,560
                                                        =======               ========                =========

                                                     MFS(R) INVESTORS
                                                       GROWTH STOCK       MFS(R) INVESTORS       MFS(R) TECHNOLOGY
                                                          SERIES+           TRUST SERIES+           PORTFOLIO+
                                                       -------------      ----------------       -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $    --              $     --               $     --
 Expenses:
  Less: Asset-based charges.........................         540                 4,556                  3,170
  Less: Reduction for expense limitation............          --                    --                     --
                                                         -------              --------               --------
  Net Expenses......................................         540                 4,556                  3,170
                                                         -------              --------               --------
NET INVESTMENT INCOME (LOSS)........................        (540)               (4,556)                (3,170)
                                                         -------              --------               --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         658                 2,081                 25,780
  Realized gain distribution from The Trusts........          --                    --                     --
                                                         -------              --------               --------
 Net realized gain (loss)...........................         658                 2,081                 25,780
                                                         -------              --------               --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      12,697               109,929                 43,770
                                                         -------              --------               --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      13,355               112,010                 69,550
                                                         -------              --------               --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $12,815              $107,454               $ 66,380
                                                         =======              ========               ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                             MULTIMANAGER
                                                      MFS(R) UTILITIES        AGGRESSIVE        MULTIMANAGER
                                                           SERIES+              EQUITY*          CORE BOND*
                                                      ----------------      -------------       ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $     --          $  4,859,273         $2,849,337
 Expenses:
  Less: Asset-based charges.........................         3,705             7,468,813          1,274,898
  Less: Reduction for expense limitation............            --            (1,550,785)                --
                                                          --------          ------------         ----------
  Net Expenses......................................         3,705             5,918,028          1,274,898
                                                          --------          ------------         ----------
NET INVESTMENT INCOME (LOSS)........................        (3,705)           (1,058,755)         1,574,439
                                                          --------          ------------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        10,255           (18,591,492)         1,171,769
  Realized gain distribution from The Trusts........            --                    --          1,470,087
                                                          --------          ------------         ----------
 Net realized gain (loss)...........................        10,255           (18,591,492)         2,641,856
                                                          --------          ------------         ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        60,304           110,198,763            120,226
                                                          --------          ------------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        70,559            91,607,271          2,762,082
                                                          --------          ------------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $ 66,854          $ 90,548,516         $4,336,521
                                                          ========          ============         ==========

                                                        MULTIMANAGER        MULTIMANAGER       MULTIMANAGER
                                                        INTERNATIONAL        LARGE CAP          LARGE CAP
                                                           EQUITY*          CORE EQUITY*          VALUE*
                                                      ---------------      -------------       ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,080,459        $    38,547         $   476,570
 Expenses:
  Less: Asset-based charges.........................         908,226            188,384             690,062
  Less: Reduction for expense limitation............              --                 --                  --
                                                        ------------        -----------         -----------
  Net Expenses......................................         908,226            188,384             690,062
                                                        ------------        -----------         -----------
NET INVESTMENT INCOME (LOSS)........................       1,172,233           (149,837)           (213,492)
                                                        ------------        -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (11,273,751)        (1,097,537)         (5,898,995)
  Realized gain distribution from The Trusts........              --                 --                  --
                                                        ------------        -----------         -----------
 Net realized gain (loss)...........................     (11,273,751)        (1,097,537)         (5,898,995)
                                                        ------------        -----------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      13,941,930          2,640,215          12,270,656
                                                        ------------        -----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       2,668,179          1,542,678           6,371,661
                                                        ------------        -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $  3,840,412        $ 1,392,841         $ 6,158,169
                                                        ============        ===========         ===========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                        MULTIMANAGER         MULTIMANAGER           MULTIMANAGER
                                                      MID CAP GROWTH*       MID CAP VALUE*       MULTI-SECTOR BOND*
                                                     ----------------      ---------------      -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $         --          $    500,301           $ 3,422,482
 Expenses:
  Less: Asset-based charges.........................        864,448               828,637             1,554,364
  Less: Reduction for expense limitation............             --                    --                    --
                                                       ------------          ------------           -----------
  Net Expenses......................................        864,448               828,637             1,554,364
                                                       ------------          ------------           -----------
NET INVESTMENT INCOME (LOSS)........................       (864,448)             (328,336)            1,868,118
                                                       ------------          ------------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (2,990,864)           (3,274,390)           (8,626,841)
  Realized gain distribution from The Trusts........             --                    --                    --
                                                       ------------          ------------           -----------
 Net realized gain (loss)...........................     (2,990,864)           (3,274,390)           (8,626,841)
                                                       ------------          ------------           -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     19,385,816            17,560,417            13,128,936
                                                       ------------          ------------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     16,394,952            14,286,027             4,502,095
                                                       ------------          ------------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 15,530,504          $ 13,957,691           $ 6,370,213
                                                       ============          ============           ===========

                                                         MULTIMANAGER         MULTIMANAGER         MULTIMANAGER
                                                      SMALL CAP GROWTH*     SMALL CAP VALUE*        TECHNOLOGY*
                                                      -----------------     ----------------       ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $         --         $    179,771         $         --
 Expenses:
  Less: Asset-based charges.........................          587,147            1,592,052            1,481,261
  Less: Reduction for expense limitation............               --                   --                   --
                                                         ------------         ------------         ------------
  Net Expenses......................................          587,147            1,592,052            1,481,261
                                                         ------------         ------------         ------------
NET INVESTMENT INCOME (LOSS)........................         (587,147)          (1,412,281)          (1,481,261)
                                                         ------------         ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (3,624,890)         (18,347,017)          (4,043,575)
  Realized gain distribution from The Trusts........               --                   --                   --
                                                         ------------         ------------         ------------
 Net realized gain (loss)...........................       (3,624,890)         (18,347,017)          (4,043,575)
                                                         ------------         ------------         ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       15,038,194           44,919,404           23,048,143
                                                         ------------         ------------         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       11,413,304           26,572,387           19,004,568
                                                         ------------         ------------         ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 10,826,157         $ 25,160,106         $ 17,523,307
                                                         ============         ============         ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                           PIMCO VARIABLE
                                                      OPPENHEIMER          INSURANCE TRUST
                                                      MAIN STREET      COMMODITYREALRETURN(R)     TARGET 2015
                                                      FUND(R)/VA+        STRATEGY PORTFOLIO+      ALLOCATION*
                                                      -----------      ----------------------    ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $   --                 $16,196            $  268,455
 Expenses:
  Less: Asset-based charges.........................       161                   1,178               229,411
  Less: Reduction for expense limitation............        --                      --                    --
                                                        ------                 -------            ----------
  Net Expenses......................................       161                   1,178               229,411
                                                        ------                 -------            ----------
NET INVESTMENT INCOME (LOSS)........................      (161)                 15,018                39,044
                                                        ------                 -------            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       342                     952              (656,193)
  Realized gain distribution from The Trusts........        --                   7,948               106,680
                                                        ------                 -------            ----------
 Net realized gain (loss)...........................       342                   8,900              (549,513)
                                                        ------                 -------            ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     4,347                  32,421             2,119,768
                                                        ------                 -------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     4,689                  41,321             1,570,255
                                                        ------                 -------            ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $4,528                 $56,339            $1,609,299
                                                        ======                 =======            ==========

                                                        TARGET 2025         TARGET 2035          TARGET 2045
                                                        ALLOCATION*         ALLOCATION*          ALLOCATION*
                                                       -------------        ------------         -----------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $     335,626        $  246,152           $  146,948
 Expenses:
  Less: Asset-based charges.........................         295,438           224,369              151,178
  Less: Reduction for expense limitation............              --                --                   --
                                                       -------------        ----------           ----------
  Net Expenses......................................         295,438           224,369              151,178
                                                       -------------        ----------           ----------
NET INVESTMENT INCOME (LOSS)........................          40,188            21,783               (4,230)
                                                       -------------        ----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,139,682)         (666,137)            (516,787)
  Realized gain distribution from The Trusts........          41,002            56,263               67,172
                                                       -------------        ----------           ----------
 Net realized gain (loss)...........................      (1,098,680)         (609,874)            (449,615)
                                                       -------------        ----------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       3,563,709         2,680,639            1,917,089
                                                       -------------        ----------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       2,465,029         2,070,765            1,467,474
                                                       -------------        ----------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $   2,505,217        $2,092,548           $1,463,244
                                                       =============        ==========           ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                           TEMPLETON
                                                          GLOBAL BOND
                                                        SECURITIES FUND+
                                                       -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................       $  1,573
 Expenses:
  Less: Asset-based charges.........................          5,339
  Less: Reduction for expense limitation............             --
                                                           --------
  Net Expenses......................................          5,339
                                                           --------
NET INVESTMENT INCOME (LOSS)........................         (3,766)
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............          1,831
  Realized gain distribution from The Trusts........            284
                                                           --------
 Net realized gain (loss)...........................          2,115
                                                           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         43,778
                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         45,893
                                                           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................       $ 42,127
                                                           ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AMERICAN CENTURY
                                                           ALL ASSET                VP MID CAP              AXA AGGRESSIVE
                                                        ALLOCATION* (m)             VALUE (n)                 ALLOCATION*
                                                 -----------------------------  -----------------  ---------------------------------
                                                       2010           2009             2010              2010             2009
                                                 --------------- -------------  -----------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $    82,514    $   30,934        $  2,972        $   1,298,594    $    (247,451)
 Net realized gain (loss) on investments........       312,590        26,500          (1,002)         (23,470,399)        (894,740)
 Change in unrealized appreciation
  (depreciation) of investments.................       556,472       (17,554)         41,650           58,710,032       50,664,647
                                                   -----------    ----------        --------        -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................       951,576        39,880          43,620           36,538,227       49,522,456
                                                   -----------    ----------        --------        -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     2,183,904       215,259         351,651           77,955,513       69,728,140
  Transfers between funds including
   guaranteed interest account, net.............     7,065,969     1,788,753          77,518             (304,606)      10,507,488
  Transfers for contract benefits and
   terminations.................................      (316,477)         (848)           (571)         (20,477,833)     (11,791,017)
  Contract maintenance charges..................        (3,758)          (70)            (33)            (783,346)        (590,373)
  Adjustments to net assets allocated to
   contracts in payout period...................            --            --              --                   --               --
                                                   -----------    ----------        --------        -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     8,929,638     2,003,094         428,565           56,389,728       67,854,238
                                                   -----------    ----------        --------        -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,904           169              --                6,000               --
                                                   -----------    ----------        --------        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............     9,883,118     2,043,143         472,185           92,933,955      117,376,694
NET ASSETS -- BEGINNING OF PERIOD...............     2,043,143            --              --          264,078,290      146,701,596
                                                   -----------    ----------        --------        -------------    -------------
NET ASSETS -- END OF PERIOD.....................   $11,926,261    $2,043,143        $472,185        $ 357,012,245    $ 264,078,290
                                                   ===========    ==========        ========        =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            91            20              --                  948            1,054
 Redeemed.......................................           (10)           --              --                 (472)            (372)
                                                   -----------    ----------        --------        -------------    -------------
 Net Increase (Decrease)........................            81            20              --                  476              682
                                                   ===========    ==========        ========        =============    =============
UNIT ACTIVITY CLASS II
 Issued.........................................            --            --               5                   --               --
 Redeemed.......................................            --            --              (1)                  --               --
                                                   -----------    ----------        --------        -------------    -------------
 Net Increase (Decrease)........................            --            --               4                   --               --
                                                   ===========    ==========        =========       =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                      AXA BALANCED              AXA CONSERVATIVE               AXA CONSERVATIVE
                                                     STRATEGY* (a)                ALLOCATION*                GROWTH STRATEGY* (a)
                                               ------------------------   ---------------------------   ----------------------------
                                                   2010         2009          2010          2009            2010             2009
                                               -----------   ----------   ------------   ------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    78,118   $   50,643   $  1,047,713   $    827,721    $    9,986   $   10,450
 Net realized gain (loss) on investments........      158,853       35,639      3,008,231     (1,567,981)       33,071       12,381
 Change in unrealized appreciation
  (depreciation) of investments.................    1,021,645       54,313      1,110,527      6,178,939       151,772       20,394
                                                  -----------   ----------   ------------   ------------    ----------   ----------
 Net Increase (decrease) in net assets from
  operations....................................    1,258,616      140,595      5,166,471      5,438,679       194,829       43,225
                                                  -----------   ----------   ------------   ------------    ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........   14,675,323    5,608,136     20,458,209     15,923,956     2,439,028    1,267,961
  Transfers between funds including
   guaranteed interest account, net.............          393      371,574      8,546,606      6,744,587            --      (21,993)
  Transfers for contract benefits and
   terminations.................................     (364,275)     (82,716)    (8,992,156)    (5,699,977)      (40,925)    (148,494)
  Contract maintenance charges..................      (56,216)         (19)      (119,803)       (84,454)      (11,135)         (38)
  Adjustments to net assets allocated to
   contracts in payout period...................           --           --             --             --            --           --
                                                  -----------   ----------   ------------   ------------    ----------   ----------
Net increase (decrease) in net assets from
 contractowners transactions....................   14,255,225    5,896,975     19,892,856     16,884,112     2,386,968    1,097,436
                                                  -----------   ----------   ------------   ------------    ----------   ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          839         (237)          --             --              --           --
                                                  -----------   ----------   ------------   ------------    ----------   ----------
INCREASE (DECREASE) IN NET ASSETS...............   15,514,680    6,037,333     25,059,327     22,322,791     2,581,797    1,140,661
NET ASSETS -- BEGINNING OF PERIOD...............    6,037,333         --       78,156,007     55,833,216     1,140,661         --
                                                  -----------   ----------   ------------   ------------    ----------   ----------
NET ASSETS -- END OF PERIOD.....................  $21,552,013   $6,037,333   $103,215,334   $ 78,156,007    $3,722,458   $1,140,661
                                                  ===========   ==========   ============   ============    ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................           10            4             --             --            --              --
 Redeemed ...................................          (11)          --             --             --            --              --
                                               -----------   ----------   ------------   ------------    ----------      ----------
 Net Increase (Decrease) ....................           (1)           4             --             --            --              --
                                               ===========   ==========   ============   ============    ==========      ==========
UNIT ACTIVITY CLASS B
 Issued .....................................          128           52            384            367            24              12
 Redeemed ...................................           (3)          (1)          (207)          (205)           (3)             (2)
                                               -----------   ----------   ------------   ------------    ----------      ----------
 Net Increase (Decrease) ....................          125           51            177            162            21              10
                                               ===========   ==========   ============   ============    ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                    AXA CONSERVATIVE         AXA CONSERVATIVE-PLUS            AXA GROWTH
                                                       STRATEGY*                  ALLOCATION*                STRATEGY* (b)
                                                 ----------------------   ---------------------------   -----------------------
                                                    2010         2009         2010          2009            2010         2009
                                                 ----------   ---------   ------------   ------------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $    7,878   $   3,569   $  1,178,367   $    815,886   $    5,093   $    8,968
 Net realized gain (loss) on investments........         7,253       3,445     (1,704,113)      (737,736)      13,941       14,956
 Change in unrealized appreciation
  (depreciation) of investments.................        24,661      (1,652)    10,793,897     12,108,048       86,473       12,851
                                                    ----------   ---------   ------------   ------------   ----------   ----------
 Net Increase (decrease) in net assets from
  operations....................................        39,792       5,362     10,268,151     12,186,198      105,507       36,775
                                                    ----------   ---------   ------------   ------------   ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,184,693     436,247     33,435,469     28,768,650           --           --
  Transfers between funds including
   guaranteed interest account, net.............       (10,830)    (22,016)     1,669,624      5,890,218      (14,458)   1,446,517
  Transfers for contract benefits and
   terminations.................................       (11,949)   (144,372)   (13,452,907)    (8,216,734)     (30,298)      (9,185)
  Contract maintenance charges..................        (2,033)        (38)      (277,426)      (194,931)          --           --
  Adjustments to net assets allocated to
   contracts in payout period...................            --          --             --             --           --           --
                                                    ----------   ---------   ------------   ------------   ----------   ----------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,159,881     269,821     21,374,760     26,247,203      (44,756)   1,437,332
                                                    ----------   ---------   ------------   ------------   ----------   ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           178          19             --          3,503           --           49
                                                    ----------   ---------   ------------   ------------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS...............     1,199,851     275,202     31,642,911     38,436,904       60,751    1,474,156
NET ASSETS -- BEGINNING OF PERIOD...............       275,202          --    118,189,637     79,752,733    1,474,156           --
                                                    ----------   ---------   ------------   ------------   ----------   ----------
NET ASSETS -- END OF PERIOD.....................    $1,475,053   $ 275,202   $149,832,548   $118,189,637   $1,534,907   $1,474,156
                                                    ==========   =========   ============   ============   ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................            --          --             --             --            6           18
 Redeemed ...................................            --          --             --             --           (7)          (4)
                                                 ----------   ---------   ------------   ------------   ----------   ----------
 Net Increase (Decrease) ....................            --          --             --             --           (1)          14
                                                 ==========   =========   ============   ============   ==========   ==========
UNIT ACTIVITY CLASS B
 Issued .....................................            10           5            462            457           --           --
 Redeemed ...................................            --          (2)          (274)          (201)          --           --
                                                 ----------   ---------   ------------   ------------   ----------   ----------
 Net Increase (Decrease) ....................            10           3            188            256           --           --
                                                 ==========   =========   ============   ============   ==========   ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                          AXA MODERATE                      AXA MODERATE-PLUS
                                                           ALLOCATION*                         ALLOCATION*
                                                 -------------------------------      ---------------------------
                                                      2010             2009               2010           2009
                                                 --------------   --------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $   19,760,573   $    7,425,879      $  3,971,306   $  1,062,579
 Net realized gain (loss) on investments........        12,503,339       56,506,218       (33,276,501)     4,509,102
 Change in unrealized appreciation
  (depreciation) of investments.................       102,080,469      138,523,995       103,286,611    100,760,740
                                                    --------------   --------------      ------------   ------------
 Net Increase (decrease) in net assets from
  operations....................................       134,344,381      202,456,092        73,981,416    106,332,421
                                                    --------------   --------------      ------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........       168,373,011      149,839,690       147,688,275    142,769,918
  Transfers between funds including
   guaranteed interest account, net.............       (25,144,572)     (20,297,442)      (14,382,009)     6,248,018
  Transfers for contract benefits and
   terminations.................................      (141,801,279)    (116,885,252)      (52,014,271)   (37,464,153)
  Contract maintenance charges..................        (1,989,790)      (1,788,380)       (1,611,514)    (1,314,750)
  Adjustments to net assets allocated to
   contracts in payout period...................          (435,039)        (509,566)               --             --
                                                    --------------   --------------      ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions....................          (997,669)      10,359,050        79,680,481    110,239,033
                                                    --------------   --------------      ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,884,344        1,776,634                --         59,998
                                                    --------------   --------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...............       135,231,056      214,591,776       153,661,897    216,631,452
NET ASSETS -- BEGINNING OF PERIOD...............     1,500,276,656    1,285,684,880       668,809,213    452,177,761
                                                    --------------   --------------      ------------   ------------
NET ASSETS -- END OF PERIOD.....................    $1,635,507,712   $1,500,276,656      $822,471,110   $668,809,213
                                                    ==============   ==============      ============   ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................             2,135            3,063                --             --
 Redeemed ...................................            (2,724)          (3,213)               --             --
                                                 --------------   --------------      ------------   ------------
 Net Increase (Decrease) ....................              (589)            (150)               --             --
                                                 ==============   ==============      ============   ============
UNIT ACTIVITY CLASS B
 Issued .....................................               620              512             1,598          1,897
 Redeemed ...................................              (282)            (265)             (943)          (840)
                                                 --------------   --------------      ------------   ------------
 Net Increase (Decrease) ....................               338              247               655          1,057
                                                 ==============   ==============      ============   ============


                                                    AXA TACTICAL             AXA TACTICAL
                                                 MANAGER 2000* (n)         MANAGER 400* (n)
                                                 -----------------         -----------------
                                                       2010                      2010
                                                 -----------------         -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................        $   (970)                $ (2,024)
 Net realized gain (loss) on investments........          17,089                   24,024
 Change in unrealized appreciation
  (depreciation) of investments.................          28,751                   48,960
                                                        --------                 --------
 Net Increase (decrease) in net assets from
  operations....................................          44,870                   70,960
                                                        --------                 --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         151,386                  227,103
  Transfers between funds including
   guaranteed interest account, net.............         219,907                  656,415
  Transfers for contract benefits and
   terminations.................................             (74)                    (239)
  Contract maintenance charges..................             (30)                     (75)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                       --
                                                        --------                 --------
Net increase (decrease) in net assets from
 contractowners transactions....................         371,189                  883,204
                                                        --------                 --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              15                       44
                                                        --------                 --------
INCREASE (DECREASE) IN NET ASSETS...............         416,074                  954,208
NET ASSETS -- BEGINNING OF PERIOD...............              --                       --
                                                        --------                 --------
NET ASSETS -- END OF PERIOD.....................        $416,074                 $954,208
                                                        ========                 ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued ........................................              --                       --
 Redeemed ......................................              --                       --
                                                        --------                 --------
 Net Increase (Decrease) .......................              --                       --
                                                        ========                 ========
UNIT ACTIVITY CLASS B
 Issued ........................................               5                        9
 Redeemed ......................................              (2)                      (1)
                                                        --------                 --------
 Net Increase (Decrease) .......................               3                        8
                                                        ========                 ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    AXA TACTICAL
                                                 AXA TACTICAL          MANAGER             EQ/ALLIANCEBERNSTEIN
                                               MANAGER 500* (n)   INTERNATIONAL* (n)          INTERNATIONAL*
                                               ----------------   ------------------   ---------------------------
                                                    2010                2010             2010            2009
                                               ----------------   ------------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $     (472)        $  1,633         $  5,610,690   $  6,266,671
 Net realized gain (loss) on investments........       17,926            7,891          (37,800,030)   (60,112,404)
 Change in unrealized appreciation
  (depreciation) of investments.................       66,469           22,006           50,509,990    162,512,273
                                                   ----------         --------         ------------   ------------
 Net Increase (decrease) in net assets from
  operations....................................       83,923           31,530           18,320,650    108,666,540
                                                   ----------         --------         ------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      677,985          269,201           36,439,952     43,807,489
  Transfers between funds including
   guaranteed interest account, net.............      455,161          339,220          (34,462,621)   (28,773,650)
  Transfers for contract benefits and
   terminations.................................       (2,468)          (2,586)         (43,585,460)   (38,057,345)
  Contract maintenance charges..................         (126)             (25)            (524,953)      (597,404)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --             (128,298)      (215,407)
                                                   ----------         --------         ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    1,130,552          605,810          (42,261,380)   (23,836,317)
                                                   ----------         --------         ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          198              700              231,492        248,594
                                                   ----------         --------         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...............    1,214,673          638,040          (23,709,238)    85,078,817
NET ASSETS -- BEGINNING OF PERIOD...............           --               --          523,347,996    438,269,179
                                                   ----------         --------         ------------   ------------
NET ASSETS -- END OF PERIOD.....................   $1,214,673         $638,040         $499,638,758   $523,347,996
                                                   ==========         ========         ============   ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................              --             --                    421            743
 Redeemed ...................................              --             --                   (730)          (911)
                                                   ----------         --------         ------------   ------------
 Net Increase (Decrease) ....................              --               --                 (309)          (168)
                                                   ==========         ========         ============   ============
UNIT ACTIVITY CLASS B
 Issued .....................................              11                8                   90            134
 Redeemed ...................................              (1)              (3)                (152)          (202)
                                                   ----------         --------         ------------   ------------
 Net Increase (Decrease) ....................              10                5                  (62)           (68)
                                                   ==========         ========         ============   ============

                                                         EQ/ALLIANCEBERNSTEIN
                                                           SMALL CAP GROWTH*
                                                    ---------------------------
                                                       2010            2009
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $ (3,448,474)  $ (2,492,226)
 Net realized gain (loss) on investments........      (3,388,695)   (28,313,781)
 Change in unrealized appreciation
  (depreciation) of investments.................      84,838,262     97,071,168
                                                    ------------   ------------
 Net Increase (decrease) in net assets from
  operations....................................      78,001,093     66,265,161
                                                    ------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      17,454,369     18,105,704
  Transfers between funds including
   guaranteed interest account, net.............      (7,880,647)    (8,247,878)
  Transfers for contract benefits and
   terminations.................................     (23,647,699)   (16,722,756)
  Contract maintenance charges..................        (287,999)      (290,412)
  Adjustments to net assets allocated to
   contracts in payout period...................        (394,341)      (362,480)
                                                    ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (14,756,317)    (7,517,822)
                                                    ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         441,786        384,785
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...............      63,686,562     59,132,124
NET ASSETS -- BEGINNING OF PERIOD...............     259,347,594    200,215,470
                                                    ------------   ------------
NET ASSETS -- END OF PERIOD.....................    $323,034,156   $259,347,594
                                                    ============   ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued ........................................             286            351
 Redeemed ......................................            (358)          (392)
                                                    ------------   ------------
 Net Increase (Decrease) .......................             (72)           (41)
                                                    ============   ============
UNIT ACTIVITY CLASS B
 Issued ........................................              60             68
 Redeemed ......................................             (81)           (85)
                                                    ------------   ------------
 Net Increase (Decrease) .......................             (21)           (17)
                                                    ============   ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/AXA FRANKLIN                    EQ/BLACKROCK
                                                      SMALL CAP VALUE CORE*              BASIC VALUE EQUITY*
                                                   --------------------------     -----------------------------
                                                      2010            2009             2010             2009
                                                   -----------    -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (139,787)   $   (22,892)    $    110,521     $  3,830,094
 Net realized gain (loss) on investments........     1,850,260     (2,088,015)     (14,589,250)     (23,704,481)
 Change in unrealized appreciation
  (depreciation) of investments.................       831,376      4,465,660       52,989,643       89,803,308
                                                   -----------    -----------     ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,541,849      2,354,753       38,510,914       69,928,921
                                                   -----------    -----------     ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,818,139      2,042,849       44,282,109       35,057,405
  Transfers between funds including
   guaranteed interest account, net.............       516,837        372,303       14,535,743        8,642,044
  Transfers for contract benefits and
   terminations.................................      (879,150)      (716,088)     (28,019,514)     (19,889,764)
  Contract maintenance charges..................       (12,863)       (12,222)        (328,994)        (311,759)
  Adjustments to net assets allocated to
   contracts in payout period...................            --             --               --               --
                                                   -----------    -----------     ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,442,963      1,686,842       30,469,344       23,497,926
                                                   -----------    -----------     ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             --               --            8,999
                                                   -----------    -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............     3,984,812      4,041,595       68,980,258       93,435,846
NET ASSETS -- BEGINNING OF PERIOD...............    11,631,475      7,589,880      328,748,111      235,312,265
                                                   -----------    -----------     ------------     ------------
NET ASSETS -- END OF PERIOD.....................   $15,616,287    $11,631,475     $397,728,369     $328,748,111
                                                   ===========    ===========     ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            94            115              525              472
 Redeemed.......................................           (82)           (89)            (329)            (305)
                                                   -----------    -----------     ------------     ------------
 Net Increase (Decrease)........................            12             26              196              167
                                                   ===========    ===========     ============     ============

                                                           EQ/BLACKROCK
                                                       INTERNATIONAL VALUE*
                                                 ---------------------------------
                                                       2010             2009
                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (1,281,221)   $   1,751,443
 Net realized gain (loss) on investments........    (27,741,994)     (31,017,073)
 Change in unrealized appreciation
  (depreciation) of investments.................     40,646,625       85,045,272
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     11,623,410       55,779,642
                                                  -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     27,719,527       28,604,304
  Transfers between funds including
   guaranteed interest account, net.............    (10,551,559)      (6,079,350)
  Transfers for contract benefits and
   terminations.................................    (20,970,278)     (15,813,505)
  Contract maintenance charges..................       (272,401)        (296,177)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (4,074,711)       6,415,272
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --               --
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............      7,548,699       62,194,914
NET ASSETS -- BEGINNING OF PERIOD...............    252,946,848      190,751,934
                                                  -------------    -------------
NET ASSETS -- END OF PERIOD.....................  $ 260,495,547    $ 252,946,848
                                                  =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            386              477
 Redeemed.......................................           (417)            (407)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (31)              70
                                                  =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/BOSTON ADVISORS                     EQ/CALVERT
                                                         EQUITY INCOME*                  SOCIALLY RESPONSIBLE*
                                                 -------------------------------    -------------------------------
                                                       2010            2009               2010            2009
                                                 --------------- ---------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    581,889    $    591,009       $   (248,423)   $   (159,792)
 Net realized gain (loss) on investments........    (5,215,382)     (9,518,856)          (848,470)     (1,198,023)
 Change in unrealized appreciation
  (depreciation) of investments.................    11,655,520      14,328,905          3,264,762       5,547,751
                                                  ------------    ------------       ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     7,022,027       5,401,058          2,167,869       4,189,936
                                                  ------------    ------------       ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     6,952,386       7,411,670          2,902,438       3,017,850
  Transfers between funds including
   guaranteed interest account, net.............    (2,502,997)     (2,069,966)          (580,124)       (508,471)
  Transfers for contract benefits and
   terminations.................................    (4,020,320)     (2,910,080)        (1,186,695)       (654,146)
  Contract maintenance charges..................       (60,445)        (57,332)           (32,644)        (30,974)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                 --              --
                                                  ------------    ------------       ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................       368,624       2,374,292          1,102,975       1,824,259
                                                  ------------    ------------       ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            91           5,711                 --          99,998
                                                  ------------    ------------       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............     7,390,742       7,781,061          3,270,844       6,114,193
NET ASSETS -- BEGINNING OF PERIOD...............    50,323,292      42,542,231         18,950,607      12,836,414
                                                  ------------    ------------       ------------    ------------
NET ASSETS -- END OF PERIOD.....................  $ 57,714,034    $ 50,323,292       $ 22,221,451    $ 18,950,607
                                                  ============    ============       ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           125             195                 55              67
 Redeemed.......................................          (121)           (158)               (39)            (35)
                                                  ------------    ------------       ------------    ------------
 Net Increase (Decrease)........................             4              37                 16              32
                                                  ============    ============       ============    ============

                                                            EQ/CAPITAL
                                                         GUARDIAN GROWTH*
                                                  ------------------------------
                                                        2010           2009
                                                  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   (157,592)   $   (132,978)
 Net realized gain (loss) on investments........     (1,048,880)     (1,567,967)
 Change in unrealized appreciation
  (depreciation) of investments.................      3,269,609       5,776,621
                                                   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      2,063,137       4,075,676
                                                   ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      2,136,201       2,135,830
  Transfers between funds including
   guaranteed interest account, net.............       (268,124)        122,396
  Transfers for contract benefits and
   terminations.................................     (1,455,800)     (1,160,460)
  Contract maintenance charges..................        (17,031)        (17,593)
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................        395,246       1,080,173
                                                   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --               4
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............      2,458,383       5,155,853
NET ASSETS -- BEGINNING OF PERIOD...............     17,334,802      12,178,949
                                                   ------------    ------------
NET ASSETS -- END OF PERIOD.....................   $ 19,793,185    $ 17,334,802
                                                   ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             73              83
 Redeemed.......................................            (65)            (60)
                                                   ------------    ------------
 Net Increase (Decrease)........................              8              23
                                                   ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/CAPITAL                          EQ/COMMON STOCK
                                                        GUARDIAN RESEARCH*                        INDEX* (i)
                                                 ---------------------------------   -------------------------------------
                                                       2010             2009                2010               2009
                                                 ---------------- ----------------   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   (871,641)    $   (188,533)      $    1,709,100     $   10,966,286
 Net realized gain (loss) on investments........    (6,115,143)     (12,301,306)         (67,795,305)      (184,477,707)
 Change in unrealized appreciation
  (depreciation) of investments.................    28,363,259       50,010,433          346,841,756        621,996,052
                                                  ------------     ------------       --------------     --------------
 Net Increase (decrease) in net assets from
  operations....................................    21,376,475       37,520,594          280,755,551        448,484,631
                                                  ------------     ------------       --------------     --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     9,722,040       10,874,013           73,526,012         80,357,181
  Transfers between funds including
   guaranteed interest account, net.............   (10,251,960)     (10,097,645)         (96,016,346)       (81,900,605)
  Transfers for contract benefits and
   terminations.................................   (13,138,142)     (11,311,617)        (183,876,034)      (144,591,111)
  Contract maintenance charges..................      (138,738)        (154,313)          (1,768,922)        (1,956,130)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --             (544,100)        (1,619,845)
                                                  ------------     ------------       --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (13,806,800)     (10,689,562)        (208,679,390)      (149,710,510)
                                                  ------------     ------------       --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           19,999            3,545,595          4,454,618
                                                  ------------     ------------       --------------     --------------
INCREASE (DECREASE) IN NET ASSETS...............     7,569,675       26,851,031           75,621,756        303,228,739
NET ASSETS -- BEGINNING OF PERIOD...............   161,250,960      134,399,929        2,095,296,899      1,792,068,160
                                                  ------------     ------------       --------------     --------------
NET ASSETS -- END OF PERIOD.....................  $168,820,635     $161,250,960       $2,170,918,655     $2,095,296,899
                                                  ============     ============       ==============     ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --               --                  517                 --
 Redeemed.......................................            --               --               (1,266)                --
                                                  ------------     ------------       --------------     --------------
 Net Increase (Decrease)........................            --               --                 (749)                --
                                                  ============     ============       ==============     ==============
UNIT ACTIVITY CLASS B
 Issued.........................................           124              183                  114                151
 Redeemed.......................................          (254)            (305)                (218)              (248)
                                                  ------------     ------------       --------------     --------------
 Net Increase (Decrease)........................          (130)            (122)                (104)               (97)
                                                  ============     ============       ==============     ==============

                                                            EQ/CORE BOND
                                                             INDEX* (l)
                                                  --------------------------------
                                                        2010             2009
                                                  ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   1,183,871    $  1,593,337
 Net realized gain (loss) on investments........      (3,793,605)     (5,279,756)
 Change in unrealized appreciation
  (depreciation) of investments.................       8,199,275       3,877,623
                                                   -------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................       5,589,541         191,204
                                                   -------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      12,861,740      11,085,825
  Transfers between funds including
   guaranteed interest account, net.............      (5,064,207)     18,023,468
  Transfers for contract benefits and
   terminations.................................     (11,803,369)     (9,510,234)
  Contract maintenance charges..................        (142,831)       (143,800)
  Adjustments to net assets allocated to
   contracts in payout period...................              --              --
                                                   -------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (4,148,667)     19,455,259
                                                   -------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --           1,001
                                                   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............       1,440,874      19,647,464
NET ASSETS -- BEGINNING OF PERIOD...............     125,584,416     105,936,952
                                                   -------------    ------------
NET ASSETS -- END OF PERIOD.....................   $ 127,025,290    $125,584,416
                                                   =============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................              --              --
 Redeemed.......................................              --              --
                                                   -------------    ------------
 Net Increase (Decrease)........................              --              --
                                                   =============    ============
UNIT ACTIVITY CLASS B
 Issued.........................................             218             437
 Redeemed.......................................            (253)           (267)
                                                   -------------    ------------
 Net Increase (Decrease)........................             (35)            170
                                                   =============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/DAVIS NEW YORK
                                                            VENTURE*                   EQ/EQUITY 500 INDEX*
                                                 ------------------------------- ---------------------------------
                                                       2010            2009            2010             2009
                                                 --------------- --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   (100,423)   $    108,019    $   2,485,755    $   5,700,050
 Net realized gain (loss) on investments........         2,000      (2,139,605)     (15,039,948)     (52,814,287)
 Change in unrealized appreciation
  (depreciation) of investments.................     2,712,799       6,587,138      105,857,109      193,023,835
                                                  ------------    ------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,614,376       4,555,552       93,302,916      145,909,598
                                                  ------------    ------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     4,747,740       3,834,620       60,166,859       60,546,383
  Transfers between funds including
   guaranteed interest account, net.............     1,412,377       3,630,978      (27,044,084)     (20,778,700)
  Transfers for contract benefits and
   terminations.................................    (2,199,672)     (1,358,473)     (61,630,215)     (49,707,471)
  Contract maintenance charges..................       (19,205)        (15,604)        (743,337)        (777,626)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --         (161,980)        (438,827)
                                                  ------------    ------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,941,240       6,091,521      (29,412,757)     (11,156,241)
                                                  ------------    ------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           500           1,000          161,981          520,829
                                                  ------------    ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............     6,556,116      10,648,073       64,052,140      135,274,186
NET ASSETS -- BEGINNING OF PERIOD...............    21,535,947      10,887,874      735,045,140      599,770,954
                                                  ------------    ------------    -------------    -------------
NET ASSETS -- END OF PERIOD.....................  $ 28,092,063    $ 21,535,947    $ 799,097,280    $ 735,045,140
                                                  ============    ============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --              --              461              593
 Redeemed.......................................            --              --             (573)            (640)
                                                  ------------    ------------    -------------    -------------
 Net Increase (Decrease)........................            --              --             (112)             (47)
                                                  ============    ============    =============    =============
UNIT ACTIVITY CLASS B
 Issued.........................................           143             168              205              259
 Redeemed.......................................           (92)            (74)            (187)            (220)
                                                  ------------    ------------    -------------    -------------
 Net Increase (Decrease)........................            51              94               18               39
                                                  ============    ============    =============    =============

                                                             EQ/EQUITY
                                                           GROWTH PLUS*
                                                 ---------------------------------
                                                       2010             2009
                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (3,465,368)   $  (1,166,977)
 Net realized gain (loss) on investments........    (17,152,389)     (29,472,950)
 Change in unrealized appreciation
  (depreciation) of investments.................     66,107,196      105,183,233
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     45,489,439       74,543,306
                                                  -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     39,321,366       48,003,231
  Transfers between funds including
   guaranteed interest account, net.............    (39,585,796)     (19,600,439)
  Transfers for contract benefits and
   terminations.................................    (27,333,685)     (19,867,133)
  Contract maintenance charges..................       (416,540)        (430,689)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (28,014,655)       8,104,970
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          6,000           66,000
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............     17,480,784       82,714,276
NET ASSETS -- BEGINNING OF PERIOD...............    354,292,164      271,577,888
                                                  -------------    -------------
NET ASSETS -- END OF PERIOD.....................  $ 371,772,948    $ 354,292,164
                                                  =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  =============    =============
UNIT ACTIVITY CLASS B
 Issued.........................................            359              634
 Redeemed.......................................           (573)            (539)
                                                  -------------    -------------
 Net Increase (Decrease)........................           (214)              95
                                                  =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/FRANKLIN                    EQ/FRANKLIN TEMPLETON
                                                          CORE BALANCED*                       ALLOCATION*
                                                 --------------------------------    -------------------------------
                                                       2010            2009                2010            2009
                                                 --------------- ----------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ 1,345,710      $ 2,987,099        $   359,223     $   449,871
 Net realized gain (loss) on investments........    (6,048,422)      10,048,926)        (2,929,095)     (4,889,094)
 Change in unrealized appreciation
  (depreciation) of investments.................    11,966,210       24,253,313          6,503,596      13,002,111
                                                   -----------      -----------        -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     7,263,498       17,191,486          3,933,724       8,562,888
                                                   -----------      -----------        -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     7,118,759        7,861,172          7,108,797       6,980,576
  Transfers between funds including
   guaranteed interest account, net.............    (5,380,529)      (1,763,011)        (1,803,321)       (778,433)
  Transfers for contract benefits and
   terminations.................................    (7,568,023)      (5,592,136)        (2,843,153)     (2,023,258)
  Contract maintenance charges..................       (81,589)         (83,441)           (72,908)        (69,111)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --                 --              --
                                                   -----------      -----------        -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    (5,911,382)         422,584          2,389,415       4,109,774
                                                   -----------      -----------        -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --               --              2,905          (2,903)
                                                   -----------      -----------        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     1,352,116       17,614,070          6,326,044      12,669,759
NET ASSETS -- BEGINNING OF PERIOD...............    77,395,200       59,781,130         42,406,155      29,736,396
                                                   -----------      -----------        -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $78,747,316      $77,395,200        $48,732,199     $42,406,155
                                                   ===========      ===========        ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           153              231                162             183
 Redeemed.......................................          (218)            (226)              (131)           (122)
                                                   -----------      -----------        -----------     -----------
 Net Increase (Decrease)........................           (65)               5                 31              61
                                                   ===========      ===========        ===========     ===========

                                                        EQ/GAMCO MERGERS &
                                                          ACQUISITIONS*
                                                  ------------------------------
                                                        2010            2009
                                                  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (198,696)     $  (152,145)
 Net realized gain (loss) on investments........       389,688         (907,618)
 Change in unrealized appreciation
  (depreciation) of investments.................     1,079,315        2,758,156
                                                   -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................     1,270,307        1,698,393
                                                   -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,942,539        1,815,689
  Transfers between funds including
   guaranteed interest account, net.............     2,931,906         (160,098)
  Transfers for contract benefits and
   terminations.................................    (1,342,341)      (1,076,002)
  Contract maintenance charges..................       (13,583)         (13,488)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --
                                                   -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,518,521          566,101
                                                   -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --               --
                                                   -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............     4,788,828        2,264,494
NET ASSETS -- BEGINNING OF PERIOD...............    13,882,366       11,617,872
                                                   -----------      -----------
NET ASSETS -- END OF PERIOD.....................   $18,671,194      $13,882,366
                                                   ===========      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            67               43
 Redeemed.......................................           (36)             (38)
                                                   -----------      -----------
 Net Increase (Decrease)........................            31                5
                                                   ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                             EQ/GAMCO                         EQ/GLOBAL
                                                       SMALL COMPANY VALUE*                  BOND PLUS*
                                                 --------------------------------- -------------------------------
                                                       2010             2009             2010            2009
                                                 ---------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (2,329,199)   $  (1,216,351)   $  1,167,998    $   (237,942)
 Net realized gain (loss) on investments........      1,116,049      (11,392,879)     (1,741,127)     (4,943,074)
 Change in unrealized appreciation
  (depreciation) of investments.................     75,552,881       64,621,116       3,661,433       5,288,641
                                                  -------------    -------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     74,339,731       52,011,886       3,088,304         107,625
                                                  -------------    -------------    ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     43,035,995       30,651,361      11,300,718       9,223,504
  Transfers between funds including
   guaranteed interest account, net.............     36,790,634       19,031,771       7,757,292      (1,598,949)
  Transfers for contract benefits and
   terminations.................................    (17,114,960)      (7,962,240)     (6,334,518)     (4,527,373)
  Contract maintenance charges..................       (261,949)        (201,351)        (46,139)        (43,569)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --              --              --
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     62,449,720       41,519,541      12,677,353       3,053,613
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          4,583            7,997              --              --
                                                  -------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............    136,794,034       93,539,424      15,765,657       3,161,238
NET ASSETS -- BEGINNING OF PERIOD...............    205,128,278      111,588,854      57,774,915      54,613,677
                                                  -------------    -------------    ------------    ------------
NET ASSETS -- END OF PERIOD.....................  $ 341,922,312    $ 205,128,278    $ 73,540,572    $ 57,774,915
                                                  =============    =============    ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            769              633             260             218
 Redeemed.......................................           (356)            (272)           (154)           (194)
                                                  -------------    -------------    ------------    ------------
 Net Increase (Decrease)........................            413              361             106              24
                                                  =============    =============    ============    ============

                                                             EQ/GLOBAL
                                                        MULTI-SECTOR EQUITY*
                                                 ----------------------------------
                                                       2010              2009
                                                 ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    (694,855)   $       123,036
 Net realized gain (loss) on investments........    (65,208,856)      (116,820,508)
 Change in unrealized appreciation
  (depreciation) of investments.................    107,057,501        243,702,267
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     41,153,790        127,004,795
                                                  -------------    ---------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     50,093,936         45,121,733
  Transfers between funds including
   guaranteed interest account, net.............    (22,970,553)        11,810,676
  Transfers for contract benefits and
   terminations.................................    (33,190,130)       (23,012,961)
  Contract maintenance charges..................       (428,960)          (419,322)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (6,495,707)        33,500,126
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --             21,999
                                                  -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS...............     34,658,083        160,526,920
NET ASSETS -- BEGINNING OF PERIOD...............    413,749,755        253,222,835
                                                  -------------    ---------------
NET ASSETS -- END OF PERIOD.....................  $ 448,407,838    $   413,749,755
                                                  =============    ===============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            656                961
 Redeemed.......................................           (691)              (720)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (35)               241
                                                  =============    ===============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                          EQ/INTERMEDIATE
                                                            GOVERNMENT                       EQ/INTERNATIONAL
                                                            BOND INDEX*                         CORE PLUS*
                                                 ---------------------------------   ---------------------------------
                                                       2010             2009               2010             2009
                                                 ---------------- ----------------   ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $     86,827      $   (101,172)     $    799,403     $  1,976,632
 Net realized gain (loss) on investments........       (89,707)       (1,005,660)      (16,506,522)     (15,797,207)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,186,039        (2,789,862)       26,869,302       42,867,149
                                                  ------------      ------------      ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     3,183,159        (3,896,694)       11,162,183       29,046,574
                                                  ------------      ------------      ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     7,504,412         8,352,319        22,066,978       19,179,981
  Transfers between funds including
   guaranteed interest account, net.............    (3,939,687)       (8,439,136)           51,216        7,042,584
  Transfers for contract benefits and
   terminations.................................   (11,803,394)      (12,873,607)       (9,291,808)      (5,744,878)
  Contract maintenance charges..................      (104,283)         (129,075)         (131,852)        (111,556)
  Adjustments to net assets allocated to
   contracts in payout period...................        22,156           (10,285)               --               --
                                                  ------------      ------------      ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (8,320,796)      (13,099,784)       12,694,534       20,366,131
                                                  ------------      ------------      ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           726            21,453                --              101
                                                  ------------      ------------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    (5,136,911)      (16,975,025)       23,856,717       49,412,806
NET ASSETS -- BEGINNING OF PERIOD...............   103,645,989       120,621,014       124,730,229       75,317,423
                                                  ------------      ------------      ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $ 98,509,078      $103,645,989      $148,586,946     $124,730,229
                                                  ============      ============      ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            61                81                --               --
 Redeemed.......................................          (100)             (132)               --               --
                                                  ------------      ------------      ------------     ------------
 Net Increase (Decrease)........................           (39)              (51)               --               --
                                                  ============      ============      ============     ============
UNIT ACTIVITY CLASS B
 Issued.........................................            40                40               382              429
 Redeemed.......................................           (52)              (71)             (255)            (198)
                                                  ------------      ------------      ------------     ------------
 Net Increase (Decrease)........................           (12)              (31)              127              231
                                                  ============      ============      ============     ============

                                                         EQ/INTERNATIONAL
                                                              GROWTH*
                                                  -------------------------------
                                                        2010            2009
                                                  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (149,776)    $    17,853
 Net realized gain (loss) on investments........    (1,872,504)     (6,212,258)
 Change in unrealized appreciation
  (depreciation) of investments.................     9,318,680      16,734,146
                                                   -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     7,296,400      10,539,741
                                                   -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     6,621,763       5,170,839
  Transfers between funds including
   guaranteed interest account, net.............     9,916,526       6,073,936
  Transfers for contract benefits and
   terminations.................................    (3,945,682)     (2,083,058)
  Contract maintenance charges..................       (41,554)        (35,192)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                   -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    12,551,053       9,126,525
                                                   -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             501
                                                   -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    19,847,453      19,666,767
NET ASSETS -- BEGINNING OF PERIOD...............    45,546,155      25,879,388
                                                   -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $65,393,608     $45,546,155
                                                   ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                   -----------     -----------
 Net Increase (Decrease)........................            --              --
                                                   ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           220             188
 Redeemed.......................................          (125)           (104)
                                                   -----------     -----------
 Net Increase (Decrease)........................            95              84
                                                   ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/JPMORGAN VALUE                       EQ/LARGE CAP
                                                          OPPORTUNITIES*                          CORE PLUS*
                                                 ---------------------------------      -------------------------------
                                                       2010            2009                  2010            2009
                                                 --------------- -----------------      --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $     8,812      $    65,629           $   (35,190)   $   371,322
 Net realized gain (loss) on investments........   (5,901,870)      (6,715,882)             (362,054)    (2,126,717)
 Change in unrealized appreciation
  (depreciation) of investments.................   10,734,949       16,766,280             2,210,061      4,338,927
                                                  -----------      -----------           -----------    -----------
 Net Increase (decrease) in net assets from
  operations....................................    4,841,891       10,116,027             1,812,817      2,583,532
                                                  -----------      -----------           -----------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    3,629,330        3,673,602             1,942,914      1,456,402
  Transfers between funds including
   guaranteed interest account, net.............      757,321         (576,747)              227,416        180,437
  Transfers for contract benefits and
   terminations.................................   (4,007,081)      (3,397,901)           (1,185,428)      (731,133)
  Contract maintenance charges..................      (46,268)         (49,916)              (12,658)       (12,491)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --                    --             --
                                                  -----------      -----------           -----------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................      333,302         (350,962)              972,244        893,215
                                                  -----------      -----------           -----------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --           15,000                    --             --
                                                  -----------      -----------           -----------    -----------
INCREASE (DECREASE) IN NET ASSETS...............    5,175,193        9,780,065             2,785,061      3,476,747
NET ASSETS -- BEGINNING OF PERIOD...............   43,981,430       34,201,365            13,341,965      9,865,218
                                                  -----------      -----------           -----------    -----------
NET ASSETS -- END OF PERIOD.....................  $49,156,623      $43,981,430           $16,127,026    $13,341,965
                                                  ===========      ===========           ===========    ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           95               82                    49             55
 Redeemed.......................................          (87)             (86)                  (39)           (42)
                                                  -----------      -----------           -----------    -----------
 Net Increase (Decrease)........................            8               (4)                   10             13
                                                  ===========      ===========           ===========    ===========

                                                            EQ/LARGE CAP
                                                           GROWTH INDEX*
                                                  --------------------------------
                                                        2010             2009
                                                  ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $   (388,205)   $    844,673
 Net realized gain (loss) on investments........        (287,544)     (1,593,693)
 Change in unrealized appreciation
  (depreciation) of investments.................      16,262,601      29,855,204
                                                    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      15,586,852      29,106,184
                                                    ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........       7,768,499       7,614,089
  Transfers between funds including
   guaranteed interest account, net.............      (6,312,500)      1,924,632
  Transfers for contract benefits and
   terminations.................................      (9,712,218)     (8,052,547)
  Contract maintenance charges..................        (128,834)       (141,027)
  Adjustments to net assets allocated to
   contracts in payout period...................              --              --
                                                    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (8,385,053)      1,345,147
                                                    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --           4,480
                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............       7,201,799      30,455,811
NET ASSETS -- BEGINNING OF PERIOD...............     115,837,540      85,381,729
                                                    ------------    ------------
NET ASSETS -- END OF PERIOD.....................    $123,039,339    $115,837,540
                                                    ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             219             352
 Redeemed.......................................            (346)           (338)
                                                    ------------    ------------
 Net Increase (Decrease)........................            (127)             14
                                                    ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/LARGE CAP                     EQ/LARGE CAP
                                                           GROWTH PLUS*                     VALUE INDEX*
                                                 --------------------------------- -------------------------------
                                                       2010             2009             2010            2009
                                                 ---------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (2,127,883)    $    (52,338)    $    33,655     $   945,924
 Net realized gain (loss) on investments........     7,788,621        4,395,817      (3,674,980)     (5,087,664)
 Change in unrealized appreciation
  (depreciation) of investments.................    22,078,180       53,287,739       5,516,930       6,368,390
                                                  ------------     ------------     -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    27,738,918       57,631,218       1,875,605       2,226,650
                                                  ------------     ------------     -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    13,768,974       13,247,955       2,514,511       2,393,733
  Transfers between funds including
   guaranteed interest account, net.............   (11,276,886)      (7,766,371)     (1,258,637)      1,296,612
  Transfers for contract benefits and
   terminations.................................   (18,963,278)     (15,211,531)       (913,285)       (669,832)
  Contract maintenance charges..................      (267,875)        (297,686)        (15,310)        (13,475)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --              --
                                                  ------------     ------------     -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................   (16,739,065)     (10,027,633)        327,279       3,007,038
                                                  ------------     ------------     -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           10,000           2,097           5,905
                                                  ------------     ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    10,999,853       47,613,585       2,204,981       5,239,593
NET ASSETS -- BEGINNING OF PERIOD...............   229,125,502      181,511,917      14,005,189       8,765,596
                                                  ------------     ------------     -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $240,125,355     $229,125,502     $16,210,170     $14,005,189
                                                  ============     ============     ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --               --              --              --
 Redeemed.......................................            --               --              --              --
                                                  ------------     ------------     -----------     -----------
 Net Increase (Decrease)........................            --               --              --              --
                                                  ============     ============     ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           166              220             103             140
 Redeemed.......................................          (286)            (314)            (95)            (70)
                                                  ------------     ------------     -----------     -----------
 Net Increase (Decrease)........................          (120)             (94)              8              70
                                                  ============     ============     ===========     ===========

                                                          EQ/LARGE CAP
                                                           VALUE PLUS*
                                                 ----------------------------------
                                                      2010             2009
                                                 ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    365,486    $  8,097,046
 Net realized gain (loss) on investments........   (98,752,917)    142,478,704)
 Change in unrealized appreciation
  (depreciation) of investments.................   183,972,373     264,371,449
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................    85,584,942     129,989,791
                                                  ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    56,669,297      65,300,641
  Transfers between funds including
   guaranteed interest account, net.............   (63,345,100)    (58,079,170)
  Transfers for contract benefits and
   terminations.................................   (73,254,724)    (58,098,050)
  Contract maintenance charges..................      (850,565)       (951,413)
  Adjustments to net assets allocated to
   contracts in payout period...................      (100,162)       (236,505)
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (80,881,254)    (52,064,497)
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       100,162         223,504
                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............     4,803,850      78,148,798
NET ASSETS -- BEGINNING OF PERIOD...............   813,827,542     735,678,744
                                                  ------------    ------------
NET ASSETS -- END OF PERIOD.....................  $818,631,392    $813,827,542
                                                  ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................           690           1,074
 Redeemed.......................................        (1,401)         (1,536)
                                                  ------------    ------------
 Net Increase (Decrease)........................          (711)           (462)
                                                  ============    ============
UNIT ACTIVITY CLASS B
 Issued.........................................            59              96
 Redeemed.......................................          (219)           (310)
                                                  ------------    ------------
 Net Increase (Decrease)........................          (160)           (214)
                                                  ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/LORD ABBETT                  EQ/LORD ABBETT
                                                       GROWTH AND INCOME*                LARGE CAP CORE*
                                                 ------------------------------- -------------------------------
                                                       2010            2009            2010            2009
                                                 --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (129,022)    $   (62,129)    $  (259,795)    $   (74,359)
 Net realized gain (loss) on investments........   (1,164,326)     (3,127,465)      1,316,134      (1,816,047)
 Change in unrealized appreciation
  (depreciation) of investments.................    3,817,547       5,375,606       3,347,234       5,813,281
                                                  -----------     -----------     -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    2,524,199       2,186,012       4,403,573       3,922,875
                                                  -----------     -----------     -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    2,543,133       2,131,966       5,381,373       3,570,092
  Transfers between funds including
   guaranteed interest account, net.............    1,821,890         184,098       8,948,931       8,778,284
  Transfers for contract benefits and
   terminations.................................   (1,315,322)       (802,277)     (2,171,031)     (1,115,240)
  Contract maintenance charges..................      (15,369)        (14,760)        (15,723)        (10,743)
  Adjustments to net assets allocated to
   contracts in payout period...................           --              --              --              --
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    3,034,332       1,499,027      12,143,550      11,222,393
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --              --              --            (998)
                                                  -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    5,558,531       3,685,039      16,547,123      15,144,270
NET ASSETS -- BEGINNING OF PERIOD...............   14,312,713      10,627,674      24,211,235       9,066,965
                                                  -----------     -----------     -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $19,871,244     $14,312,713     $40,758,358     $24,211,235
                                                  ===========     ===========     ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           86              84             180             179
 Redeemed.......................................          (55)            (62)            (67)            (56)
                                                  -----------     -----------     -----------     -----------
 Net Increase (Decrease)........................           31              22             113             123
                                                  ===========     ===========     ===========     ===========
                                                            EQ/MID CAP
                                                              INDEX*
                                                 --------------------------------
                                                       2010             2009
                                                 ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,557,312)    $   (338,953)
 Net realized gain (loss) on investments........   (25,466,831)     (40,669,534)
 Change in unrealized appreciation
  (depreciation) of investments.................    91,991,335      110,973,205
                                                  ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................    64,967,192       69,964,718
                                                  ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    32,968,257       36,006,276
  Transfers between funds including
   guaranteed interest account, net.............   (19,270,304)      (9,039,437)
  Transfers for contract benefits and
   terminations.................................   (20,674,833)     (14,510,895)
  Contract maintenance charges..................      (324,145)        (316,583)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --
                                                  ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (7,301,025)      12,139,361
                                                  ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           17,496
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    57,666,167       82,121,575
NET ASSETS -- BEGINNING OF PERIOD...............   274,329,336      192,207,761
                                                  ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $331,995,503     $274,329,336
                                                  ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           482              700
 Redeemed.......................................          (550)            (513)
                                                  ------------     ------------
 Net Increase (Decrease)........................           (68)             187
                                                  ============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/MID CAP
                                                       VALUE PLUS* (c)(d)(e)                 EQ/MONEY MARKET*
                                                 ---------------------------------   ---------------------------------
                                                       2010             2009               2010             2009
                                                 ---------------- ----------------   ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,369,094)    $    145,995       $ (1,557,191)    $ (1,893,787)
 Net realized gain (loss) on investments........   (64,350,366)     (72,416,519)           (27,675)         (81,776)
 Change in unrealized appreciation
  (depreciation) of investments.................   153,017,919      148,390,156             39,117          130,919
                                                  ------------     ------------       ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................    87,298,459       76,119,632         (1,545,749)      (1,844,644)
                                                  ------------     ------------       ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    38,706,846       32,240,140         15,978,480       24,397,113
  Transfers between funds including
   guaranteed interest account, net.............   (39,060,393)     114,492,846         (9,203,042)     (35,149,702)
  Transfers for contract benefits and
   terminations.................................   (37,208,068)     (22,360,432)       (31,727,023)     (42,419,301)
  Contract maintenance charges..................      (494,313)        (412,799)           166,371         (202,077)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --            110,200           56,415
                                                  ------------     ------------       ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (38,055,928)     123,959,755        (24,675,014)     (53,317,552)
                                                  ------------     ------------       ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           30,000           (267,940)        (106,546)
                                                  ------------     ------------       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    49,242,531      200,109,387        (26,488,703)     (55,268,742)
NET ASSETS -- BEGINNING OF PERIOD...............   444,517,251      244,407,864        140,394,349      195,663,091
                                                  ------------     ------------       ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $493,759,782     $444,517,251       $113,905,646     $140,394,349
                                                  ============     ============       ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --               --                804              958
 Redeemed.......................................            --               --             (1,170)          (1,874)
                                                  ------------     ------------       ------------     ------------
 Net Increase (Decrease)........................            --               --               (366)            (916)
                                                  ============     ============       ============     ============
UNIT ACTIVITY CLASS B
 Issued.........................................           397            1,454                284              415
 Redeemed.......................................          (663)            (561)              (336)            (501)
                                                  ------------     ------------       ------------     ------------
 Net Increase (Decrease)........................          (266)             893                (52)             (86)
                                                  ============     ============       ============     ============

                                                            EQ/MONTAG &
                                                         CALDWELL GROWTH*
                                                  ------------------------------
                                                        2010           2009
                                                  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (240,624)    $  (211,189)
 Net realized gain (loss) on investments........      (221,111)     (2,553,089)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,091,944       9,435,395
                                                   -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     2,630,209       6,671,117
                                                   -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     4,717,825       4,006,913
  Transfers between funds including
   guaranteed interest account, net.............     2,702,557       4,465,376
  Transfers for contract benefits and
   terminations.................................    (2,928,496)     (1,504,471)
  Contract maintenance charges..................       (25,167)        (21,796)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                   -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     4,466,719       6,946,022
                                                   -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --
                                                   -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     7,096,928      13,617,139
NET ASSETS -- BEGINNING OF PERIOD...............    33,367,844      19,750,705
                                                   -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $40,464,772     $33,367,844
                                                   ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                   -----------     -----------
 Net Increase (Decrease)........................            --              --
                                                   ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           138             158
 Redeemed.......................................          (100)            (87)
                                                   -----------     -----------
 Net Increase (Decrease)........................            38              71
                                                   ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/MORGAN STANLEY                       EQ/MUTUAL
                                                         MID CAP GROWTH*                    LARGE CAP EQUITY*
                                                 --------------------------------    -------------------------------
                                                       2010             2009               2010            2009
                                                 ---------------- ---------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ (1,329,309)   $  (673,100)       $   164,168     $  (279,098)
 Net realized gain (loss) on investments........      9,526,054     (9,832,944)        (2,642,471)     (4,674,128)
 Change in unrealized appreciation
  (depreciation) of investments.................     24,597,898     32,631,370          5,403,690      10,705,264
                                                   ------------    -----------        -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     32,794,643     22,125,326          2,925,387       5,752,038
                                                   ------------    -----------        -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     23,705,704     12,720,890          3,545,852       4,096,697
  Transfers between funds including
   guaranteed interest account, net.............     32,598,308     21,101,585         (2,965,886)     (1,506,298)
  Transfers for contract benefits and
   terminations.................................     (7,651,516)    (3,114,451)        (2,290,840)     (1,928,874)
  Contract maintenance charges..................        (98,932)       (56,178)           (41,885)        (42,596)
  Adjustments to net assets allocated to
   contracts in payout period...................             --             --                 --              --
                                                   ------------    -----------        -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     48,553,564     30,651,846         (1,752,759)        618,929
                                                   ------------    -----------        -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            171           (174)                --           1,101
                                                   ------------    -----------        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     81,348,378     52,776,998          1,172,628       6,372,068
NET ASSETS -- BEGINNING OF PERIOD...............     84,828,018     32,051,020         29,449,044      23,076,976
                                                   ------------    -----------        -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $166,176,396    $84,828,018        $30,621,672     $29,449,044
                                                   ============    ===========        ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            596            473                 65             105
 Redeemed.......................................           (261)          (195)               (87)            (92)
                                                   ------------    -----------        -----------     -----------
 Net Increase (Decrease)........................            335            278                (22)             13
                                                   ============    ===========        ===========     ===========
                                                              EQ/OPPENHEIMER
                                                                  GLOBAL*
                                                      -------------------------------
                                                            2010            2009
                                                      --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................       $  (173,991)    $   (88,575)
 Net realized gain (loss) on investments........          (229,922)     (2,156,868)
 Change in unrealized appreciation
  (depreciation) of investments.................         4,496,006       7,354,325
                                                       -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................         4,092,093       5,108,882
                                                       -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         5,488,568       4,062,593
  Transfers between funds including
   guaranteed interest account, net.............         7,265,992       3,113,608
  Transfers for contract benefits and
   terminations.................................        (1,878,710)       (865,014)
  Contract maintenance charges..................           (25,583)        (20,153)
  Adjustments to net assets allocated to
   contracts in payout period...................                --              --
                                                       -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................        10,850,267       6,291,034
                                                       -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............                --           1,002
                                                       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............        14,942,360      11,400,918
NET ASSETS -- BEGINNING OF PERIOD...............        22,290,112      10,889,194
                                                       -----------     -----------
NET ASSETS -- END OF PERIOD.....................       $37,232,472     $22,290,112
                                                       ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................               195             141
 Redeemed.......................................               (81)            (59)
                                                       -----------     -----------
 Net Increase (Decrease)........................               114              82
                                                       ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/PIMCO ULTRA                         EQ/QUALITY BOND
                                                         SHORT BOND* (f)(g)                          PLUS* (k)
                                                 -----------------------------------    -----------------------------------
                                                       2010              2009                  2010              2009
                                                 ---------------- ------------------    ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,397,846)      $   (97,510)         $ 14,992,888      $  3,063,740
 Net realized gain (loss) on investments........    (4,458,221)       (4,972,669)           (1,768,967)       (3,894,674)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,236,570         9,671,573            (5,366,276)        6,292,433
                                                  ------------       -----------          ------------      ------------
 Net Increase (decrease) in net assets from
  operations....................................      (619,497)        4,601,394             7,857,645         5,461,499
                                                  ------------       -----------          ------------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    22,474,217        22,968,380            12,963,701        10,118,024
  Transfers between funds including
   guaranteed interest account, net.............    (7,523,129)       29,709,823            (6,960,632)       32,898,494
  Transfers for contract benefits and
   terminations.................................   (15,943,608)       (9,750,798)          (16,651,863)      (14,372,410)
  Contract maintenance charges..................      (119,565)         (101,405)             (150,523)         (146,458)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --               103,576            31,581
                                                  ------------       -----------          ------------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (1,112,085)       42,826,000           (10,695,741)       28,529,231
                                                  ------------       -----------          ------------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             4,499              (103,576)           16,459
                                                  ------------       -----------          ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...............    (1,731,582)       47,431,893            (2,941,672)       34,007,189
NET ASSETS -- BEGINNING OF PERIOD...............   147,758,714       100,326,821           158,803,692       124,796,503
                                                  ------------       -----------          ------------      ------------
NET ASSETS -- END OF PERIOD.....................  $146,027,132       $147,758,714         $155,862,020      $158,803,692
                                                  ============       ============         ============      ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            11                 6                   123               260
 Redeemed.......................................           (11)               (4)                 (174)             (149)
                                                  ------------       --------------       ------------      ------------
 Net Increase (Decrease)........................            --                 2                   (51)              111
                                                  ============       =============        ============      ============
UNIT ACTIVITY CLASS B
 Issued.........................................           483               774                    68               140
 Redeemed.......................................          (495)             (404)                  (77)              (69)
                                                  ------------       -------------        ------------      ------------
 Net Increase (Decrease)........................           (12)              370                    (9)               71
                                                  ============       =============        =============     ============

                                                          EQ/SMALL COMPANY
                                                             INDEX* (j)
                                                  -------------------------------
                                                        2010             2009
                                                  ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   (498,795)   $    274,559
 Net realized gain (loss) on investments........    (17,107,096)    (21,088,359)
 Change in unrealized appreciation
  (depreciation) of investments.................     55,486,871      51,365,509
                                                   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     37,880,980      30,551,709
                                                   ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     20,918,349      20,808,435
  Transfers between funds including
   guaranteed interest account, net.............    (10,985,874)      5,394,008
  Transfers for contract benefits and
   terminations.................................    (11,970,727)     (7,753,526)
  Contract maintenance charges..................       (181,372)       (167,130)
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (2,219,624)     18,281,787
                                                   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --              --
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............     35,661,356      48,833,496
NET ASSETS -- BEGINNING OF PERIOD...............    159,023,164     110,189,668
                                                   ------------    ------------
NET ASSETS -- END OF PERIOD.....................   $194,684,520    $159,023,164
                                                   ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --              --
 Redeemed.......................................             --              --
                                                   ------------    ------------
 Net Increase (Decrease)........................             --              --
                                                   ============    ============
UNIT ACTIVITY CLASS B
 Issued.........................................            273             414
 Redeemed.......................................           (287)           (230)
                                                   ------------    ------------
 Net Increase (Decrease)........................            (14)            184
                                                   ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/T. ROWE PRICE                  EQ/TEMPLETON
                                                          GROWTH STOCK*                   GLOBAL EQUITY*
                                                 -------------------------------- -------------------------------
                                                       2010             2009            2010            2009
                                                 ---------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ (1,424,940)   $  (889,733)    $     63,608    $    76,000
 Net realized gain (loss) on investments........     (2,802,618)    (4,848,544)      (2,947,614)    (4,057,509)
 Change in unrealized appreciation
  (depreciation) of investments.................     21,153,042     30,073,682        4,817,139      9,908,524
                                                   ------------    -----------     ------------    -----------
 Net Increase (decrease) in net assets from
  operations....................................     16,925,484     24,335,405        1,933,133      5,927,015
                                                   ------------    -----------     ------------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     19,415,086     12,985,343        5,574,565      4,722,644
  Transfers between funds including
   guaranteed interest account, net.............     10,770,280     11,732,775       (1,472,917)       506,006
  Transfers for contract benefits and
   terminations.................................     (7,125,578)    (4,498,889)      (2,525,974)    (1,591,054)
  Contract maintenance charges..................       (110,085)       (94,131)         (44,234)       (39,597)
  Adjustments to net assets allocated to
   contracts in payout period...................             --             --               --             --
                                                   ------------    -----------     ------------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     22,949,703     20,125,098        1,531,440      3,597,999
                                                   ------------    -----------     ------------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            (86)            85               --             --
                                                   ------------    -----------     ------------    -----------
INCREASE (DECREASE) IN NET ASSETS...............     39,875,101     44,460,588        3,464,573      9,525,014
NET ASSETS -- BEGINNING OF PERIOD...............     96,907,404     52,446,816       27,977,947     18,452,933
                                                   ------------    -----------     ------------    -----------
NET ASSETS -- END OF PERIOD.....................   $136,782,505    $96,907,404     $ 31,442,520    $27,977,947
                                                   ============    ===========     ============    ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            457            422              128            140
 Redeemed.......................................           (215)          (167)            (110)           (86)
                                                   ------------    -----------     ------------    -----------
 Net Increase (Decrease)........................            242            255               18             54
                                                   ============    ===========     ============    ===========

                                                          EQ/UBS GROWTH &
                                                              INCOME*
                                                 ---------------------------------
                                                        2010             2009
                                                 ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (117,068)     $    (70,559)
 Net realized gain (loss) on investments........    (1,595,271)       (3,485,462)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,095,661         8,247,785
                                                   -----------      ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,383,322         4,691,764
                                                   -----------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     2,024,182         2,240,756
  Transfers between funds including
   guaranteed interest account, net.............      (713,746)         (318,043)
  Transfers for contract benefits and
   terminations.................................    (1,473,352)         (870,796)
  Contract maintenance charges..................       (16,687)          (16,975)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                   -----------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (179,603)        1,034,942
                                                   -----------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             2,502
                                                   -----------      ------------
INCREASE (DECREASE) IN NET ASSETS...............     2,203,719         5,729,208
NET ASSETS -- BEGINNING OF PERIOD...............    20,745,622        15,016,414
                                                   -----------      ------------
NET ASSETS -- END OF PERIOD.....................   $22,949,341      $ 20,745,622
                                                   ===========      ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            66                81
 Redeemed.......................................           (67)              (69)
                                                   -----------      ------------
 Net Increase (Decrease)........................            (1)               12
                                                   ===========      ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         EQ/WELLS FARGO
                                                          EQ/VAN KAMPEN                     ADVANTAGE
                                                            COMSTOCK*                     OMEGA GROWTH*
                                                 ------------------------------- -------------------------------
                                                       2010            2009            2010            2009
                                                 --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $     4,158     $    31,498     $  (704,011)    $  (331,305)
 Net realized gain (loss) on investments........   (1,121,223)     (4,087,514)      2,483,993      (1,964,016)
 Change in unrealized appreciation
  (depreciation) of investments.................    3,851,791       8,047,463       7,873,233      12,917,877
                                                  -----------     -----------     -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    2,734,726       3,991,447       9,653,215      10,622,556
                                                  -----------     -----------     -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    2,500,256       2,480,897       6,729,167       4,670,144
  Transfers between funds including
   guaranteed interest account, net.............      651,497        (503,073)     15,640,317      11,985,942
  Transfers for contract benefits and
   terminations.................................   (1,622,479)     (1,108,468)     (4,666,468)     (1,847,065)
  Contract maintenance charges..................      (20,574)        (21,790)        (40,140)        (31,556)
  Adjustments to net assets allocated to
   contracts in payout period...................           --              --              --              --
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    1,508,700         847,566      17,662,876      14,777,465
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        2,823           2,776              --              --
                                                  -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    4,246,249       4,841,789      27,316,091      25,400,021
NET ASSETS -- BEGINNING OF PERIOD...............   18,994,607      14,152,818      46,540,511      21,140,490
                                                  -----------     -----------     -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $23,240,856     $18,994,607     $73,856,602     $46,540,511
                                                  ===========     ===========     ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           84              88             339             278
 Redeemed.......................................          (67)            (75)           (162)            (99)
                                                  -----------     -----------     -----------     -----------
 Net Increase (Decrease)........................           17              13             177             179
                                                  ===========     ===========     ===========     ===========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.........................................           --              --              --              --
 Redeemed.......................................           --              --              --              --
                                                  -----------     -----------     -----------     -----------
 Net Increase (Decrease)........................           --              --              --              --
                                                  ===========     ===========     ===========     ===========

                                                  FIDELITY(R) VIP   FIDELITY(R) VIP
                                                   CONTRAFUND(R)     EQUITY-INCOME
                                                   PORTFOLIO (n)     PORTFOLIO (n)
                                                 ----------------- -----------------
                                                        2010              2010
                                                 ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $    83,069         $ 1,932
 Net realized gain (loss) on investments........         45,719           1,826
 Change in unrealized appreciation
  (depreciation) of investments.................        924,926          15,561
                                                    -----------        --------
 Net Increase (decrease) in net assets from
  operations....................................      1,053,714          19,319
                                                    -----------        --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      3,996,556         162,774
  Transfers between funds including
   guaranteed interest account, net.............     11,905,994          10,219
  Transfers for contract benefits and
   terminations.................................        (56,485)             (7)
  Contract maintenance charges..................         (1,155)             --
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                    -----------        --------
Net increase (decrease) in net assets from
 contractowners transactions....................     15,844,910         172,986
                                                    -----------        --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          1,015              --
                                                    -----------        --------
INCREASE (DECREASE) IN NET ASSETS...............     16,899,639         192,305
NET ASSETS -- BEGINNING OF PERIOD...............             --              --
                                                    -----------        --------
NET ASSETS -- END OF PERIOD.....................    $16,899,639        $192,305
                                                    ===========        ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             --              --
 Redeemed.......................................             --              --
                                                    -----------        --------
 Net Increase (Decrease)........................             --              --
                                                    ===========        ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.........................................            150               2
 Redeemed.......................................             (3)             --
                                                    -----------        --------
 Net Increase (Decrease)........................            147               2
                                                    ===========        ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  FIDELITY(R) VIP    GOLDMAN SACHS VIT        INVESCO V.I.
                                                      MID CAP             MID CAP              FINANCIAL
                                                   PORTFOLIO (n)       VALUE FUND (n)      SERVICES FUND (n)
                                                 ----------------   -------------------   -------------------
                                                       2010                 2010                  2010
                                                 ----------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $   (2,920)          $    432               $  (114)
 Net realized gain (loss) on investments........         7,571              2,210                 1,051
 Change in unrealized appreciation
  (depreciation) of investments.................       126,514             34,311                 2,548
                                                    ----------           --------               -------
 Net Increase (decrease) in net assets from
  operations....................................       131,165             36,953                 3,485
                                                    ----------           --------               -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,246,608            272,613                16,357
  Transfers between funds including
   guaranteed interest account, net.............       196,159             67,440                11,900
  Transfers for contract benefits and
   terminations.................................        (4,391)               (86)                   --
  Contract maintenance charges..................           (97)               (21)                   (4)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                 --                    --
                                                    ----------           --------               -------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,438,279            339,946                28,253
                                                    ----------           --------               -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --                 --                     1
                                                    ----------           --------               -------
INCREASE (DECREASE) IN NET ASSETS...............     1,569,444            376,899                31,739
NET ASSETS -- BEGINNING OF PERIOD...............            --                 --                    --
                                                    ----------           --------               -------
NET ASSETS -- END OF PERIOD.....................    $1,569,444           $376,899               $31,739
                                                    ==========           ========               =======
CHANGES IN UNITS (000'S):
Unit Activity Series II
 Issued.........................................            --                 --                    --
 Redeemed.......................................            --                 --                    --
                                                    ----------           --------               -------
 Net Increase (Decrease)........................            --                 --                    --
                                                    ==========           ========               =======
UNIT ACTIVITY SERVICE CLASS 2
 Issued.........................................            13                 --                    --
 Redeemed.......................................            --                 --                    --
                                                    ----------           --------               -------
 Net Increase (Decrease)........................            13                 --                    --
                                                    ==========           ========               =======
UNIT ACTIVITY SERVICE SHARES
 Issued.........................................            --                  3                    --
 Redeemed.......................................            --                 --                    --
                                                    ----------           --------               -------
 Net Increase (Decrease)........................            --                  3                    --
                                                    ==========           ========               =======

                                                      INVESCO V.I.          INVESCO V.I.       INVESCO V.I.
                                                   GLOBAL REAL ESTATE      INTERNATIONAL       MID CAP CORE
                                                        FUND (n)          GROWTH FUND (n)     EQUITY FUND (n)
                                                  --------------------   -----------------   ----------------
                                                          2010                  2010               2010
                                                  --------------------   -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................          $    2,850           $    4,721          $   (3,199)
 Net realized gain (loss) on investments........              10,872                4,023               3,524
 Change in unrealized appreciation
  (depreciation) of investments.................              72,834               74,627              92,677
                                                          ----------           ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................              86,556               83,371              93,002
                                                          ----------           ----------          ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........             594,921              968,726             402,847
  Transfers between funds including
   guaranteed interest account, net.............           2,964,303              212,108           1,458,668
  Transfers for contract benefits and
   terminations.................................             (11,245)                (939)            (15,994)
  Contract maintenance charges..................                (168)                 (98)               (151)
  Adjustments to net assets allocated to
   contracts in payout period...................                  --                   --                  --
                                                          ----------           ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................           3,547,811            1,179,797           1,845,370
                                                          ----------           ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............                 101                  500                --
                                                          ----------           ----------          ----------
INCREASE (DECREASE) IN NET ASSETS...............           3,634,468            1,263,668           1,938,372
NET ASSETS -- BEGINNING OF PERIOD...............                  --                   --                  --
                                                          ----------           ----------          ----------
NET ASSETS -- END OF PERIOD.....................          $3,634,468           $1,263,668          $1,938,372
                                                          ==========           ==========          ==========
CHANGES IN UNITS (000'S):
Unit Activity Series II
 Issued ........................................                  35                   12                  17
 Redeemed ......................................                  (2)                --                    (1)
                                                          ----------           ----------          ----------
 Net Increase (Decrease) .......................                  33                   12                  16
                                                          ==========           ==========          ==========
UNIT ACTIVITY SERVICE CLASS 2
 Issued ........................................                  --                   --                  --
 Redeemed ......................................                  --                   --                  --
                                                          ----------           ----------          ----------
 Net Increase (Decrease) .......................                  --                   --                  --
                                                          ==========           ==========          ==========
UNIT ACTIVITY SERVICE SHARES
 Issued ........................................                  --                   --                  --
 Redeemed ......................................                  --                   --                  --
                                                          ----------           ----------          ----------
 Net Increase (Decrease) .......................                  --                   --                  --
                                                          ==========           ==========          ==========


-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  INVESCO V.I. SMALL CAP     IVY FUNDS VIP       IVY FUNDS VIP
                                                     EQUITY FUND (n)           ENERGY (n)       HIGH INCOME (p)
                                                 -----------------------    ---------------    -----------------
                                                          2010                    2010                2010
                                                 -----------------------    ---------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................       $ (1,559)               $   (6,506)         $   (8,823)
 Net realized gain (loss) on investments........         13,047                    78,997              24,963
 Change in unrealized appreciation
  (depreciation) of investments.................         57,945                   275,589              74,964
                                                       --------                ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................         69,433                   348,080              91,104
                                                       --------                ----------          ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........        154,565                   621,767             956,168
  Transfers between funds including
   guaranteed interest account, net.............        564,858                 2,821,791           4,655,205
  Transfers for contract benefits and
   terminations.................................         (1,255)                  (32,351)            (20,900)
  Contract maintenance charges..................            (32)                     (182)               (242)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                        --                  --
                                                       --------                ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................        718,136                 3,411,025           5,590,231
                                                       --------                ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             30                       514                 369
                                                       --------                ----------          ----------
INCREASE (DECREASE) IN NET ASSETS...............        787,599                 3,759,619           5,681,704
NET ASSETS -- BEGINNING OF PERIOD...............             --                        --                  --
                                                       --------                ----------          ----------
NET ASSETS -- END OF PERIOD.....................       $787,599                $3,759,619          $5,681,704
                                                       ========                ==========          ==========
CHANGES IN UNITS (000'S):
Unit Activity Common Shares
 Issued ........................................             --                        36                  65
 Redeemed ......................................             --                        (7)                (12)
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................             --                        29                  53
                                                       ========                ==========          ==========
Unit Activity Series II
 Issued ........................................              7                        --                  --
 Redeemed ......................................             (2)                       --                  --
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................              5                        --                  --
                                                       ========                ==========          ==========
UNIT ACTIVITY SERVICE CLASS
 Issued ........................................             --                        --                  --
 Redeemed ......................................             --                        --                  --
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................             --                        --                  --
                                                       ========                ==========          ==========
UNIT ACTIVITY SERVICE SHARES
 Issued ........................................             --                        --                  --
 Redeemed ......................................             --                        --                  --
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................             --                        --                  --
                                                       ========                ==========          ==========

                                                      IVY FUNDS VIP       LAZARD RETIREMENT EMERGING    MFS(R) INTERNATIONAL
                                                  SMALL CAP GROWTH (n)   MARKETS EQUITY PORTFOLIO (p)    VALUE PORTFOLIO (n)
                                                 ---------------------- ------------------------------ ----------------------
                                                          2010                       2010                       2010
                                                 ---------------------- ------------------------------ ----------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................        $   (850)              $   117,468                   $  (12,861)
 Net realized gain (loss) on investments........             531                    30,515                       24,590
 Change in unrealized appreciation
  (depreciation) of investments.................          39,189                   263,453                      214,831
                                                        --------               -----------                   ----------
 Net Increase (decrease) in net assets from
  operations....................................          38,870                   411,436                      226,560
                                                        --------               -----------                   ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         220,952                 1,880,872                    1,389,850
  Transfers between funds including
   guaranteed interest account, net.............           8,265                14,162,175                    4,510,852
  Transfers for contract benefits and
   terminations.................................            (406)                  (55,963)                     (24,688)
  Contract maintenance charges..................             (10)                   (1,108)                        (487)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                        --                           --
                                                        --------               -----------                   ----------
Net increase (decrease) in net assets from
 contractowners transactions....................         228,801                15,985,976                    5,875,527
                                                        --------               -----------                   ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --                       332                           --
                                                        --------               -----------                   ----------
INCREASE (DECREASE) IN NET ASSETS...............         267,671                16,397,744                    6,102,087
NET ASSETS -- BEGINNING OF PERIOD...............            --                        --                           --
                                                        --------               -----------                   ----------
NET ASSETS -- END OF PERIOD.....................        $267,671               $16,397,744                   $6,102,087
                                                        ========               ===========                   ==========
CHANGES IN UNITS (000'S):
Unit Activity Common Shares
 Issued .....................................                  2                        --                           --
 Redeemed ...................................                 --                        --                           --
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                  2                        --                           --
                                                        ========               ===========                   ==========
Unit Activity Series II
 Issued .....................................                 --                        --                           --
 Redeemed ...................................                 --                        --                           --
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                 --                        --                           --
                                                        ========               ===========                   ==========
UNIT ACTIVITY SERVICE CLASS
 Issued .....................................                 --                        --                           61
 Redeemed ...................................                 --                        --                           (6)
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                 --                        --                           55
                                                        ========               ===========                   ==========
UNIT ACTIVITY SERVICE SHARES
 Issued .....................................                 --                       161                           --
 Redeemed ...................................                 --                       (17)                          --
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                 --                       144                           --
                                                        ========               ===========                   ==========


-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                      MFS(R) INVESTORS        MFS(R) INVESTORS     MFS(R) TECHNOLOGY
                                                  GROWTH STOCK SERIES (p)     TRUST SERIES (n)       PORTFOLIO (p)
                                                 -------------------------   ------------------   ------------------
                                                            2010                    2010                  2010
                                                 -------------------------   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................         $   (540)               $   (4,556)          $   (3,170)
 Net realized gain (loss) on investments........              658                     2,081               25,780
 Change in unrealized appreciation
  (depreciation) of investments.................           12,697                   109,929               43,770
                                                         --------                ----------           ----------
 Net Increase (decrease) in net assets from
  operations....................................           12,815                   107,454               66,380
                                                         --------                ----------           ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........           75,193                   608,136              199,043
  Transfers between funds including
   guaranteed interest account, net.............          225,722                 1,034,105            1,715,830
  Transfers for contract benefits and
   terminations.................................               --                    (1,750)              (7,764)
  Contract maintenance charges..................              (20)                     (131)                 (65)
  Adjustments to net assets allocated to
   contracts in payout period...................               --                        --                   --
                                                         --------                ----------           ----------
Net increase (decrease) in net assets from
 contractowners transactions....................          300,895                 1,640,360            1,907,044
                                                         --------                ----------           ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............               11                       200                   --
                                                         --------                ----------           ----------
INCREASE (DECREASE) IN NET ASSETS...............          313,721                 1,748,014            1,973,424
NET ASSETS -- BEGINNING OF PERIOD...............               --                        --                   --
                                                         --------                ----------           ----------
NET ASSETS -- END OF PERIOD.....................         $313,721                $1,748,014           $1,973,424
                                                         ========                ==========           ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................               --                        --                   --
 Redeemed.......................................               --                        --                   --
                                                         --------                ----------           ----------
 Net Increase (Decrease)........................               --                        --                   --
                                                         ========                ==========           ==========
UNIT ACTIVITY CLASS B
 Issued.........................................               --                        --                   --
 Redeemed.......................................               --                        --                   --
                                                         --------                ----------           ----------
 Net Increase (Decrease)........................               --                        --                   --
                                                         ========                ==========           ==========
UNIT ACTIVITY SERVICE CLASS
 Issued.........................................                3                        16                   21
 Redeemed.......................................               --                        --                   (5)
                                                         --------                ----------           ----------
 Net Increase (Decrease)........................                3                        16                   16
                                                         ========                ==========           ==========

                                                    MFS(R) UTILITIES               MULTIMANAGER
                                                       SERIES (p)            AGGRESSIVE EQUITY* (h)(o)
                                                   ------------------    ---------------------------------
                                                          2010                 2010             2009
                                                   ------------------    ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................       $   (3,705)        $ (1,058,755)     $ (2,857,970)
 Net realized gain (loss) on investments........           10,255          (18,591,492)      (31,688,872)
 Change in unrealized appreciation
  (depreciation) of investments.................           60,304          110,198,763       177,657,200
                                                       ----------         ------------      ------------
 Net Increase (decrease) in net assets from
  operations....................................           66,854           90,548,516       143,110,358
                                                       ----------         ------------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........          127,191           19,398,448        18,437,033
  Transfers between funds including
   guaranteed interest account, net.............        1,886,177            6,540,704        25,233,474
  Transfers for contract benefits and
   terminations.................................          (12,341)         (51,432,937)      (37,973,023)
  Contract maintenance charges..................              (63)            (625,952)         (639,419)
  Adjustments to net assets allocated to
   contracts in payout period...................               --             (108,151)         (176,126)
                                                       ----------         ------------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................        2,000,964          (26,227,888)        4,881,939
                                                       ----------         ------------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............               --              477,256           346,960
                                                       ----------         ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...............        2,067,818           64,797,884       148,339,257
NET ASSETS -- BEGINNING OF PERIOD...............               --          562,051,793       413,712,536
                                                       ----------         ------------      ------------
NET ASSETS -- END OF PERIOD.....................       $2,067,818         $626,849,677      $562,051,793
                                                       ==========         ============      ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................               --                  889             1,211
 Redeemed.......................................               --               (1,339)           (1,359)
                                                       ----------         ------------      ------------
 Net Increase (Decrease)........................               --                 (450)             (148)
                                                       ==========         ============      ============
UNIT ACTIVITY CLASS B
 Issued.........................................               --                  150               185
 Redeemed.......................................               --                  (62)              (39)
                                                       ----------         ------------      ------------
 Net Increase (Decrease)........................               --                   88               146
                                                       ==========         ============      ============
UNIT ACTIVITY SERVICE CLASS
 Issued.........................................               20                   --                --
 Redeemed.......................................               (1)                  --                --
                                                       ----------         ------------      ------------
 Net Increase (Decrease)........................               19                   --                --
                                                       ==========         ============      ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           MULTIMANAGER                     MULTIMANAGER
                                                            CORE BOND*                  INTERNATIONAL EQUITY*
                                                 -------------------------------- ---------------------------------
                                                       2010             2009            2010             2009
                                                 ---------------- --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  1,574,439    $ 1,768,689     $  1,172,233     $    202,953
 Net realized gain (loss) on investments........     2,641,856        (25,331)     (11,273,751)     (14,665,823)
 Change in unrealized appreciation
  (depreciation) of investments.................       120,226      3,241,851       13,941,930       31,165,901
                                                  ------------    -----------     ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     4,336,521      4,985,209        3,840,412       16,703,031
                                                  ------------    -----------     ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    11,904,861      8,873,186        6,375,981        7,159,602
  Transfers between funds including
   guaranteed interest account, net.............    18,931,667      9,345,287       (4,793,495)      (4,596,150)
  Transfers for contract benefits and
   terminations.................................   (10,350,843)    (7,887,303)      (7,171,491)      (5,041,720)
  Contract maintenance charges..................       (73,621)       (73,700)         (68,881)         (77,559)
  Adjustments to net assets allocated to
   contracts in payout period...................            --             --               --               --
                                                  ------------    -----------     ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    20,412,064     10,257,470       (5,657,886)      (2,555,827)
                                                  ------------    -----------     ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             --               --            1,002
                                                  ------------    -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    24,748,585     15,242,679       (1,817,474)      14,148,206
NET ASSETS -- BEGINNING OF PERIOD...............    86,991,865     71,749,186       74,904,781       60,756,575
                                                  ------------    -----------     ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $111,740,450    $86,991,865     $ 73,087,307     $ 74,904,781
                                                  ============    ===========     ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           351            257              109              169
 Redeemed.......................................          (199)          (173)            (154)            (188)
                                                  ------------    -----------     ------------     ------------
 Net Increase (Decrease)........................           152             84              (45)             (19)
                                                  ============    ===========     ============     ============

                                                           MULTIMANAGER
                                                      LARGE CAP CORE EQUITY*
                                                 ---------------------------------
                                                       2010             2009
                                                 --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (149,837)     $    17,756
 Net realized gain (loss) on investments........   (1,097,537)      (1,670,626)
 Change in unrealized appreciation
  (depreciation) of investments.................    2,640,215        5,106,848
                                                  -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................    1,392,841        3,453,978
                                                  -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      940,870        1,059,958
  Transfers between funds including
   guaranteed interest account, net.............     (935,824)        (401,734)
  Transfers for contract benefits and
   terminations.................................   (1,385,993)      (1,263,018)
  Contract maintenance charges..................      (13,655)         (15,353)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --
                                                  -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................   (1,394,602)        (620,147)
                                                  -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --               --
                                                  -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............       (1,761)       2,833,831
NET ASSETS -- BEGINNING OF PERIOD...............   15,032,374       12,198,543
                                                  -----------      -----------
NET ASSETS -- END OF PERIOD.....................  $15,030,613      $15,032,374
                                                  ===========      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           20               31
 Redeemed.......................................          (33)             (40)
                                                  -----------      -----------
 Net Increase (Decrease)........................          (13)              (9)
                                                  ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           MULTIMANAGER                       MULTIMANAGER
                                                         LARGE CAP VALUE*                    MID CAP GROWTH*
                                                 --------------------------------    -------------------------------
                                                       2010            2009                2010            2009
                                                 --------------- ----------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (213,492)    $    295,512        $  (864,448)     $  (677,654)
 Net realized gain (loss) on investments........   (5,898,995)     (11,180,615)        (2,990,864)      (7,898,488)
 Change in unrealized appreciation
  (depreciation) of investments.................   12,270,656       20,794,326         19,385,816       26,837,470
                                                  -----------     ------------        -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................    6,158,169        9,909,223         15,530,504       18,261,328
                                                  -----------     ------------        -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    5,166,483        5,665,350          5,056,104        5,292,698
  Transfers between funds including
   guaranteed interest account, net.............   (4,050,653)      (3,530,882)        (3,044,036)        (999,843)
  Transfers for contract benefits and
   terminations.................................   (5,429,140)      (4,250,320)        (5,752,099)      (4,153,693)
  Contract maintenance charges..................      (54,701)         (56,280)           (65,428)         (66,555)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --                 --               --
                                                  -----------     ------------        -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................   (4,368,011)      (2,172,132)        (3,805,459)          72,607
                                                  -----------     ------------        -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --               --                 --               --
                                                  -----------     ------------        -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............    1,790,158        7,737,091         11,725,045       18,333,935
NET ASSETS -- BEGINNING OF PERIOD...............   55,670,745       47,933,654         64,450,265       46,116,330
                                                  -----------     ------------        -----------      -----------
NET ASSETS -- END OF PERIOD.....................  $57,460,903     $ 55,670,745        $76,175,310      $64,450,265
                                                  ===========     ============        ===========      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           75              135                121              147
 Redeemed.......................................         (114)            (151)              (158)            (146)
                                                  -----------     ------------        -----------      -----------
 Net Increase (Decrease)........................          (39)             (16)               (37)               1
                                                  ===========     ============        ===========      ===========

                                                           MULTIMANAGER
                                                          MID CAP VALUE*
                                                  -------------------------------
                                                        2010            2009
                                                  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (328,336)   $   877,879
 Net realized gain (loss) on investments........    (3,274,390)    (7,157,528)
 Change in unrealized appreciation
  (depreciation) of investments.................    17,560,417     23,852,581
                                                   -----------    -----------
 Net Increase (decrease) in net assets from
  operations....................................    13,957,691     17,572,932
                                                   -----------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     4,791,638      4,311,813
  Transfers between funds including
   guaranteed interest account, net.............     1,106,926        701,266
  Transfers for contract benefits and
   terminations.................................    (5,925,990)    (4,195,560)
  Contract maintenance charges..................       (51,829)       (50,915)
  Adjustments to net assets allocated to
   contracts in payout period...................            --             --
                                                   -----------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................       (79,255)       766,604
                                                   -----------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             --
                                                   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS...............    13,878,436     18,339,536
NET ASSETS -- BEGINNING OF PERIOD...............    60,258,390     41,918,854
                                                   -----------    -----------
NET ASSETS -- END OF PERIOD.....................   $74,136,826    $60,258,390
                                                   ===========    ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           131            131
 Redeemed.......................................          (131)          (122)
                                                   -----------    -----------
 Net Increase (Decrease)........................            --              9
                                                   ===========    ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           MULTIMANAGER                       MULTIMANAGER
                                                        MULTI-SECTOR BOND*                  SMALL CAP GROWTH*
                                                 ---------------------------------   -------------------------------
                                                       2010             2009               2010            2009
                                                 ---------------- ----------------   --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  1,868,118     $  3,832,757       $  (587,147)    $  (464,519)
 Net realized gain (loss) on investments........    (8,626,841)     (12,151,717)        (3,624,890)     (9,302,045)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,128,936       17,477,411         15,038,194      20,585,009
                                                  ------------     ------------        -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     6,370,213        9,158,451         10,826,157      10,818,445
                                                  ------------     ------------        -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    11,569,863        8,653,887          4,572,481       5,031,268
  Transfers between funds including
   guaranteed interest account, net.............     2,536,422       (5,179,465)        (3,037,557)     (1,919,174)
  Transfers for contract benefits and
   terminations.................................   (13,731,471)     (11,932,764)        (3,380,922)     (2,172,643)
  Contract maintenance charges..................      (131,069)        (147,198)           (52,611)        (53,522)
  Adjustments to net assets allocated to
   contracts in payout period...................        16,208              160                 --              --
                                                  ------------     ------------        -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................       259,953       (8,605,380)        (1,898,609)        885,929
                                                  ------------     ------------        -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       (16,208)          29,841                 --         175,001
                                                  ------------     ------------        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     6,613,958          582,912          8,927,548      11,879,375
NET ASSETS -- BEGINNING OF PERIOD...............   116,015,006      115,432,094         44,101,795      32,222,420
                                                  ------------     ------------        -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $122,628,964     $116,015,006        $53,029,343     $44,101,795
                                                  ============     ============        ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................           116               90                 --              --
 Redeemed.......................................          (129)            (136)                --              --
                                                  ------------     ------------        -----------     -----------
 Net Increase (Decrease)........................           (13)             (46)                --              --
                                                  ============     ============        ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           102               52                100             139
 Redeemed.......................................           (74)             (73)              (119)           (126)
                                                  ------------     ------------        -----------     -----------
 Net Increase (Decrease)........................            28              (21)               (19)             13
                                                  ============     ============        ===========     ===========


                                                            MULTIMANAGER
                                                          SMALL CAP VALUE*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ (1,412,281)    $   (253,507)
 Net realized gain (loss) on investments........    (18,347,017)     (23,315,753)
 Change in unrealized appreciation
  (depreciation) of investments.................     44,919,404       47,397,830
                                                   ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     25,160,106       23,828,570
                                                   ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     10,588,219       12,365,671
  Transfers between funds including
   guaranteed interest account, net.............     (9,506,526)      (7,549,850)
  Transfers for contract benefits and
   terminations.................................    (10,628,958)      (7,147,211)
  Contract maintenance charges..................       (146,649)        (153,150)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                   ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (9,693,914)      (2,484,540)
                                                   ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --               --
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............     15,466,192       21,344,030
NET ASSETS -- BEGINNING OF PERIOD...............    119,168,900       97,824,870
                                                   ------------     ------------
NET ASSETS -- END OF PERIOD.....................   $134,635,092     $119,168,900
                                                   ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                   ------------     ------------
 Net Increase (Decrease)........................             --               --
                                                   ============     ============
UNIT ACTIVITY CLASS B
 Issued.........................................            176              181
 Redeemed.......................................           (246)            (200)
                                                   ------------     ------------
 Net Increase (Decrease)........................            (70)             (19)
                                                   ============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                        OPPENHEIMER
                                                           MULTIMANAGER                 MAIN STREET
                                                            TECHNOLOGY*               FUND(R)/VA (n)
                                                 --------------------------------    ----------------
                                                       2010             2009               2010
                                                 ---------------- ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,481,261)     $ (1,106,589)        $  (161)
 Net realized gain (loss) on investments........    (4,043,575)       (7,655,403)            342
 Change in unrealized appreciation
  (depreciation) of investments.................    23,048,143        47,160,006           4,347
                                                  ------------      ------------         -------
 Net Increase (decrease) in net assets from
  operations....................................    17,523,307        38,398,014           4,528
                                                  ------------      ------------         -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    11,144,764         8,377,531          50,485
  Transfers between funds including
   guaranteed interest account, net.............    (6,137,023)        9,930,444          (2,581)
  Transfers for contract benefits and
   terminations.................................   (10,386,385)       (6,965,312)             --
  Contract maintenance charges..................      (111,167)         (108,956)             --
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --              --
                                                  ------------      ------------         -------
Net increase (decrease) in net assets from
 contractowners transactions....................    (5,489,811)       11,233,707          47,904
                                                  ------------      ------------         -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --                --               4
                                                  ------------      ------------         -------
INCREASE (DECREASE) IN NET ASSETS...............    12,033,496        49,631,721          52,436
NET ASSETS -- BEGINNING OF PERIOD...............   114,358,320        64,726,599              --
                                                  ------------      ------------         -------
NET ASSETS -- END OF PERIOD.....................  $126,391,816      $114,358,320         $52,436
                                                  ============      ============         =======
CHANGES IN UNITS (000'S):
Unit Activity Advisor Class
 Issued.........................................            --                --              --
 Redeemed.......................................            --                --              --
                                                  ------------      ------------         -------
 Net Increase (Decrease)........................            --                --              --
                                                  ============      ============         =======
UNIT ACTIVITY CLASS B
 Issued.........................................           385               498              --
 Redeemed.......................................          (438)             (365)             --
                                                  ------------      ------------         -------
 Net Increase (Decrease)........................           (53)              133              --
                                                  ============      ============         =======

                                                      PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                  COMMODITYREALRETURN(R)            TARGET 2015
                                                  STRATEGY PORTFOLIO (n)            ALLOCATION*
                                                 ------------------------ -------------------------------
                                                           2010                 2010            2009
                                                 ------------------------ --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................         $ 15,018          $    39,044      $   407,394
 Net realized gain (loss) on investments........            8,900             (549,513)      (1,667,357)
 Change in unrealized appreciation
  (depreciation) of investments.................           32,421            2,119,768        3,479,083
                                                         --------          -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................           56,339            1,609,299        2,219,120
                                                         --------          -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........          388,751            3,703,450        2,955,744
  Transfers between funds including
   guaranteed interest account, net.............          116,778              611,172        1,707,506
  Transfers for contract benefits and
   terminations.................................             (502)          (1,329,761)      (1,085,372)
  Contract maintenance charges..................              (91)             (15,462)         (12,940)
  Adjustments to net assets allocated to
   contracts in payout period...................               --                   --               --
                                                         --------          -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................          504,936            2,969,399        3,564,938
                                                         --------          -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............                2                   --               --
                                                         --------          -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............          561,277            4,578,698        5,784,058
NET ASSETS -- BEGINNING OF PERIOD...............               --           15,925,832       10,141,774
                                                         --------          -----------      -----------
NET ASSETS -- END OF PERIOD.....................         $561,277          $20,504,530      $15,925,832
                                                         ========          ===========      ===========
CHANGES IN UNITS (000'S):
Unit Activity Advisor Class
 Issued.........................................                4                   --               --
 Redeemed.......................................               --                   --               --
                                                         --------          -----------      -----------
 Net Increase (Decrease)........................                4                   --               --
                                                         ========          ===========      ===========
UNIT ACTIVITY CLASS B
 Issued.........................................               --                   83               89
 Redeemed.......................................               --                  (52)             (46)
                                                         --------          -----------      -----------
 Net Increase (Decrease)........................               --                   31               43
                                                         ========          ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           TARGET 2025                         TARGET 2035
                                                           ALLOCATION*                         ALLOCATION*
                                                 -------------------------------     -------------------------------
                                                       2010            2009                2010            2009
                                                 --------------- ---------------     --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    40,188     $   502,501          $    21,783     $   365,842
 Net realized gain (loss) on investments........   (1,098,680)     (1,444,446)            (609,874)       (907,256)
 Change in unrealized appreciation
  (depreciation) of investments.................    3,563,709       4,003,872            2,680,639       3,133,847
                                                  -----------     -----------          -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    2,505,217       3,061,927            2,092,548       2,592,433
                                                  -----------     -----------          -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    5,132,316       5,270,879            5,196,367       5,366,641
  Transfers between funds including
   guaranteed interest account, net.............      707,050       1,684,898              345,751         428,501
  Transfers for contract benefits and
   terminations.................................   (1,163,150)       (647,665)            (943,020)       (457,657)
  Contract maintenance charges..................      (35,979)        (27,142)             (54,532)        (41,283)
  Adjustments to net assets allocated to
   contracts in payout period...................           --              --                   --              --
                                                  -----------     -----------          -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    4,640,237       6,280,970            4,544,566       5,296,202
                                                  -----------     -----------          -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        2,003             701                   --              --
                                                  -----------     -----------          -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    7,147,457       9,343,598            6,637,114       7,888,635
NET ASSETS -- BEGINNING OF PERIOD...............   20,037,885      10,694,287           14,883,451       6,994,816
                                                  -----------     -----------          -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $27,185,342     $20,037,885          $21,520,565     $14,883,451
                                                  ===========     ===========          ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................          102             109                   82              91
 Redeemed.......................................          (52)            (30)                 (32)            (19)
                                                  -----------     -----------          -----------     -----------
 Net Increase (Decrease)........................           50              79                   50              72
                                                  ===========     ===========          ===========     ===========

                                                            TARGET 2045
                                                            ALLOCATION*
                                                  -------------------------------
                                                        2010            2009
                                                  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $    (4,230)    $   245,229
 Net realized gain (loss) on investments........       (449,615)       (919,291)
 Change in unrealized appreciation
  (depreciation) of investments.................      1,917,089       2,602,775
                                                    -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................      1,463,244       1,928,713
                                                    -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      3,985,090       3,448,464
  Transfers between funds including
   guaranteed interest account, net.............       (452,007)        262,090
  Transfers for contract benefits and
   terminations.................................       (715,287)       (254,300)
  Contract maintenance charges..................        (46,945)        (35,251)
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                    -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................      2,770,851       3,421,003
                                                    -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --           1,002
                                                    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............      4,234,095       5,350,718
NET ASSETS -- BEGINNING OF PERIOD...............     10,042,723       4,692,005
                                                    -----------     -----------
NET ASSETS -- END OF PERIOD.....................    $14,276,818     $10,042,723
                                                    ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             53              66
 Redeemed.......................................            (23)            (18)
                                                    -----------     -----------
 Net Increase (Decrease)........................             30              48
                                                    ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         TEMPLETON
                                                        GLOBAL BOND
                                                    SECURITIES FUND (n)
                                                   --------------------
                                                           2010
                                                   --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................        $   (3,766)
 Net realized gain (loss) on investments........             2,115
 Change in unrealized appreciation
  (depreciation) of investments.................            43,778
                                                        ----------
 Net Increase (decrease) in net assets from
  operations....................................            42,127
                                                        ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         1,550,703
  Transfers between funds including
   guaranteed interest account, net.............           445,406
  Transfers for contract benefits and
   terminations.................................            (3,713)
  Contract maintenance charges..................              (173)
  Adjustments to net assets allocated to
   contracts in payout period...................                --
                                                        ----------
Net increase (decrease) in net assets from
 contractowners transactions....................         1,992,223
                                                        ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............               300
                                                        ----------
INCREASE (DECREASE) IN NET ASSETS...............         2,034,650
NET ASSETS -- BEGINNING OF PERIOD...............                --
                                                        ----------
NET ASSETS -- END OF PERIOD.....................        $2,034,650
                                                        ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued.........................................                19
 Redeemed.......................................                --
                                                        ----------
 Net Increase (Decrease)........................                19
                                                        ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

-------
(a) Units were made available for sale on July 10, 2009.
(b) Units were made available for sale on September 30, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(h) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18,2009.
(i) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(j) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(l) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(m) Units were made available for sale on September 18, 2009.
(n) Units were made available on May 3, 2010.
(o) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.
(p) Units were made available on September 20, 2010.
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. Organization

AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Invesco Variable Insurance Funds, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, (collectively, "The Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the following Variable Investment Options:

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  ------------------------------------------
o American Century VP Mid Cap Value

  AXA PREMIER VIP TRUST*
  ----------------------
o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation
o AXA Moderate-Plus Allocation
o Multimanager Aggressive Equity
o Multimanager Core Bond
o Multimanager International Equity
o Multimanager Large Cap Core Equity
o Multimanager Large Cap Value
o Multimanager Mid Cap Growth
o Multimanager Mid Cap Value
o Multimanager Multi-Sector Bond
o Multimanager Small Cap Growth
o Multimanager Small Cap Value
o Multimanager Technology
o Target 2015 Allocation
o Target 2025 Allocation
o Target 2035 Allocation
o Target 2045 Allocation

  EQ ADVISORS TRUST*
  ------------------
o All Asset Allocation
o AXA Balanced Strategy
o AXA Conservative Growth Strategy
o AXA Conservative Strategy
o AXA Growth Strategy
o AXA Tactical Manager 2000
o AXA Tactical Manager 400
o AXA Tactical Manager 500
o AXA Tactical Manager International
o EQ/AllianceBernstein International
o EQ/AllianceBernstein Small Cap Growth
o EQ/AXA Franklin Small Cap Value Core
o EQ/BlackRock Basic Value Equity
o EQ/BlackRock International Value
o EQ/Boston Advisors Equity Income
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth
o EQ/Capital Guardian Research
o EQ/Common Stock Index
o EQ/Core Bond Index
o EQ/Davis New York Venture
o EQ/Equity 500 Index
o EQ/Equity Growth PLUS
o EQ/Franklin Core Balanced
o EQ/Franklin Templeton Allocation
o EQ/GAMCO Mergers & Acquisitions
o EQ/GAMCO Small Company Value
o EQ/Global Bond PLUS
o EQ/Global Multi-Sector Equity
o EQ/Intermediate Government Bond Index
o EQ/International Core PLUS
o EQ/International Growth
o EQ/JPMorgan Value Opportunities
o EQ/Large Cap Core PLUS
o EQ/Large Cap Growth Index
o EQ/Large Cap Growth PLUS
o EQ/Large Cap Value Index
o EQ/Large Cap Value PLUS
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Mid Cap Index
o EQ/Mid Cap Value PLUS
o EQ/Money Market
o EQ/Montag & Caldwell Growth
o EQ/Morgan Stanley Mid Cap Growth (1)
o EQ/Mutual Large Cap Equity
o EQ/Oppenheimer Global
o EQ/PIMCO Ultra Short Bond
o EQ/Quality Bond PLUS
o EQ/Small Company Index
o EQ/T. Rowe Price Growth Stock
o EQ/Templeton Global Equity

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

1. Organization (Concluded)

o EQ/UBS Growth & Income
o EQ/Van Kampen Comstock
o EQ/Wells Fargo Advantage Omega Growth (2)

  FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
  ---------------------------------------------
o Fidelity(R) VIP Contrafund(R) Portfolio
o Fidelity(R) VIP Equity-Income Portfolio
o Fidelity(R) VIP Mid Cap Portfolio

  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  ----------------------------------------------------
o Templeton Global Bond Securities Fund

  GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
  --------------------------------------------------------------------
o Goldman Sachs VIT Mid Cap Value Fund

  INVESCO VARIABLE INSURANCE FUNDS
  --------------------------------
o Invesco V.I. Financial Services Fund
o Invesco V.I. Global Real Estate Fund
o Invesco V.I. International Growth Fund
o Invesco V.I. Mid Cap Core Equity Fund
o Invesco V.I. Small Cap Equity Fund

  IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  ---------------------------------------
o Ivy Funds VIP Energy
o Ivy Funds VIP High Income
o Ivy Funds VIP Small Cap Growth

  LAZARD RETIREMENT SERIES, INC.
  ------------------------------
o Lazard Retirement Emerging Markets Equity Portfolio

  MFS(R) VARIABLE INSURANCE TRUST
  -------------------------------
o MFS(R) International Value Portfolio
o MFS(R) Investors Growth Stock Series
o MFS(R) Investors Trust Series
o MFS(R) Technology Portfolio
o MFS(R) Utilities Series

  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  ----------------------------------
o Oppenheimer Main Street Fund(R)/VA

  PIMCO VARIABLE INSURANCE TRUST
  ------------------------------
o PIMCO Variable Insurance Trust CommodityRealReturn(R)
  Strategy Portfolio

----------
(1)  Formerly known as EQ/Van Kampen Mid Cap Growth.
(2)  Formerly known as EQ/Evergreen Omega

* An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST(R) Contracts), individual tax-favored and non-qualified contracts (Variable Immediate Annuity Contracts) group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses, financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, the Trusts which the Variable Investment Options invest in enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

1. Organization (Concluded)

arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

Due to and Due From:

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under EQUI-VEST(R) Series 100 through 801, EQUI-VEST(R) Vantage Series 900, EQUI-VEST(R) Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST(R) At Retirement, Variable Immediate Annuity (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to certain withdrawals under:

o EQUI-VEST(R) Series 100 through 801
o EQUI-VEST(R) Vantage Series 900
o EQUI-VEST(R) Strategies Series 900 and 901
o Momentum
o Momentum Plus
o Variable Immediate Annuity

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

2. Significant Accounting Policies (Concluded)

Administrative charges, if any, are included in Contract maintenance charges and are deducted annually from Contractowner accounts under:

o EQUI-VEST(R) Series 100 through 801
o EQUI-VEST(R) Strategies Series 900 and 901
o EQUIPLAN
o Old Contracts

Administrative charges, if any, are included in Contract maintenance charges and are deducted quarterly from Contractowner accounts under Momentum and Momentum Plus. Under the Variable Immediate Annuity, an administrative charge of $350 is deducted when the contract is purchased.

Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1.

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:


                                               PURCHASES       SALES
                                            -------------- -------------
All Asset Allocation.....................    $ 10,451,887   $ 1,183,260
American Century VP Mid Cap Value........         468,558        37,021
AXA Aggressive Allocation................     125,245,977    59,936,586
AXA Balanced Strategy....................      16,107,208     1,676,457
AXA Conservative Allocation..............      50,080,239    24,855,902
AXA Conservative Growth Strategy.........       2,800,314       386,318

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

4. Purchases and Sales of Investments (Continued)

                                                   PURCHASES        SALES
                                                -------------- --------------
AXA Conservative Strategy....................    $  1,207,750   $     34,361
AXA Conservative-Plus Allocation.............      60,119,026     33,243,740
AXA Growth Strategy..........................         729,577        760,325
AXA Moderate Allocation......................     223,552,589    165,477,812
AXA Moderate-Plus Allocation.................     228,416,181    123,911,005
AXA Tactical Manager 2000....................         573,489        193,000
AXA Tactical Manager 400.....................       1,009,586        111,530
AXA Tactical Manager 500.....................       1,169,350         22,311
AXA Tactical Manager International...........         850,255        241,712
EQ/AllianceBernstein International...........      68,887,753    105,390,389
EQ/AllianceBernstein Small Cap Growth........      58,461,188     76,219,784
EQ/AXA Franklin Small Cap Value Core.........       8,289,570      6,986,394
EQ/Blackrock Basic Value Equity..............      93,574,544     63,001,631
EQ/Blackrock International Value.............      46,781,223     52,130,545
EQ/Boston Advisors Equity Income.............      13,590,070     12,639,554
EQ/Calvert Socially Responsible..............       3,903,886      3,049,335
EQ/Capital Guardian Growth...................       4,471,355      4,233,701
EQ/Capital Guardian Research.................      13,713,507     28,391,947
EQ/Common Stock Index........................      98,897,797    302,332,338
EQ/Core Bond Index...........................      26,977,755     29,940,096
EQ/Davis New York Venture....................      11,229,865      7,388,548
EQ/Equity 500 Index..........................     142,509,465    169,214,535
EQ/Equity Growth PLUS........................      47,499,891     78,946,036
EQ/Franklin Core Balanced....................      16,762,446     21,328,119
EQ/Franklin Templeton Allocation.............      13,279,484     10,530,846
EQ/GAMCO Mergers & Acquisitions..............       8,311,525      4,538,396
EQ/GAMCO Small Company Value.................     118,165,048     58,040,015
EQ/Global Bond PLUS..........................      32,678,135     18,832,783
EQ/Global Multi-Sector Equity................     117,525,269    124,717,510
EQ/Intermediate Government Bond Index........      17,142,579     25,350,364
EQ/International Core PLUS...................      43,190,486     29,696,548
EQ/International Growth......................      29,281,763     16,880,486
EQ/JPMorgan Value Opportunities..............      11,183,788     10,841,673
EQ/Large Cap Core PLUS.......................       5,511,861      3,448,478
EQ/Large Cap Growth Index....................      15,978,983     24,752,242
EQ/Large Cap Growth PLUS.....................      21,560,727     40,427,674
EQ/Large Cap Value Index.....................       5,725,064      5,359,130
EQ/Large Cap Value PLUS......................      79,559,645    160,001,581
EQ/Lord Abbett Growth and Income.............       8,298,077      5,392,767
EQ/Lord Abbett Large Cap Core................      19,484,633      7,600,877
EQ/Mid Cap Index.............................      49,446,007     58,304,346
EQ/Mid Cap Value PLUS........................      59,653,500     99,051,129
EQ/Money Market..............................      60,881,160     87,368,708
EQ/Montag & Caldwell Growth..................      16,109,115     11,883,020
EQ/Morgan Stanley Mid Cap Growth.............      85,515,931     38,176,860
EQ/Mutual Large Cap Equity...................       5,923,344      7,511,935
EQ/Oppenheimer Global........................      18,667,897      7,991,621
EQ/PIMCO Ultra Short Bond....................      54,771,372     57,281,303
EQ/Quality Bond PLUS.........................      47,850,234     43,661,817
EQ/Small Company Index.......................      38,251,328     40,969,639
EQ/T. Rowe Price Growth Stock................      42,773,849     21,249,085
EQ/Templeton Global Equity...................      10,725,261      9,130,224
EQ/UBS Growth & Income.......................       6,777,447      7,074,118
EQ/Van Kampen Comstock.......................       7,949,617      6,433,760
EQ/Wells Fargo Advantage Omega Growth........      35,008,938     16,154,548

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

4. Purchases and Sales of Investments (Concluded)

                                                                                  PURCHASES       SALES
                                                                               -------------- -------------
Fidelity(R) VIP Contrafund(R) Portfolio.....................................    $16,253,020    $   302,230
Fidelity(R) VIP Equity-Income Portfolio.....................................        222,325         47,408
Fidelity(R) VIP Mid Cap Portfolio...........................................      1,478,704         41,246
Goldman Sachs VIT Mid Cap Value Fund........................................        359,961         19,583
Invesco V.I. Financial Services Fund........................................         61,188         33,048
Invesco V.I. Global Real Estate Fund........................................      3,804,556        253,894
Invesco V.I. International Growth Fund......................................      1,222,206         37,188
Invesco V.I. Mid Cap Core Equity Fund.......................................      1,895,942         53,771
Invesco V.I. Small Cap Equity Fund..........................................        924,036        207,460
Ivy Funds VIP Energy........................................................      4,197,259        792,340
Ivy Funds VIP High Income...................................................      6,903,163      1,321,456
Ivy Funds VIP Small Cap Growth..............................................        239,431         11,479
Lazard Retirement Emerging Markets Equity Portfolio.........................     17,956,946      1,853,502
MFS(R) International Value Portfolio........................................      6,486,904        624,239
MFS(R) Investors Growth Stock Series........................................        323,937         23,583
MFS(R) Investors Trust Series...............................................      1,673,133         37,129
MFS(R) Technology Portfolio.................................................      2,464,351        560,477
MFS(R) Utilities Series.....................................................      2,199,417        202,158
Multimanager Aggressive Equity..............................................     57,022,596     83,846,374
Multimanager Core Bond......................................................     51,787,677     28,331,086
Multimanager International Equity...........................................     15,034,683     19,520,337
Multimanager Large Cap Core Equity..........................................      2,046,428      3,590,868
Multimanager Large Cap Value................................................      8,869,680     13,451,184
Multimanager Mid Cap Growth.................................................     12,249,487     16,919,236
Multimanager Mid Cap Value..................................................     17,658,816     18,066,406
Multimanager Multi-Sector Bond..............................................     30,824,263     28,709,555
Multimanager Small Cap Growth...............................................     10,802,974     13,257,407
Multimanager Small Cap Value................................................     26,346,181     37,452,377
Multimanager Technology.....................................................     39,419,145     46,390,217
Oppenheimer Main Street Fund(R)/VA..........................................         52,224          4,481
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio....        542,208         14,305
Target 2015 Allocation......................................................      8,327,317      5,212,194
Target 2025 Allocation......................................................      9,844,834      5,121,404
Target 2035 Allocation......................................................      7,777,705      3,155,092
Target 2045 Allocation......................................................      4,959,396      2,125,604
Templeton Global Bond Securities Fund.......................................      2,032,349         43,308

5. Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are categorized into two types. Both types are subject to fees for investment management and advisory services and other Trust expenses. Certain classes of shares of the mutual funds that are attributable to Class A units or equivalent units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charged by the Variable Investment Options offered by non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable and its affiliates serves as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

5. Expenses and Related Party Transactions (Concluded)

management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.15% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under Contract with AXA Distributors.

6. Reorganizations

In 2010 and 2009, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In September 2009, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2009 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

----------------------------------------------------------------------------------------------------
                                     REMOVED PORTFOLIO                SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------------
SEPTEMBER 17, 2010                   MULTIMANAGER LARGE CAP GROWTH    MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------
Shares -- Class A                      2,913,236                        22,592,038
Value -- Class A                     $      7.88                      $      23.83
Shares -- Class B                      1,049,889                         1,061,491
Value -- Class B                     $      7.72                      $      23.38
Net Assets Before Substitution       $31,061,443                      $532,124,482
Net Assets After Substitution        $        --                      $563,185,925
----------------------------------------------------------------------------------------------------

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

6. Reorganizations (Continued)

----------------------------------------------------------------------------------------------------
                           REMOVED PORTFOLIO                            SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------------
SEPTEMBER 11, 2009         EQ/ARIEL APPRECIATION II                     EQ/MID CAP VALUE PLUS
                           EQ/LORD ABBETT MID CAP VALUE
                           EQ/VAN KAMPEN REAL ESTATE
----------------------------------------------------------------------------------------------------
                           EQ/ARIEL APPRECIATION II
Shares -- Class B              407,995
Value -- Class B           $      9.40
Net Assets Before Merger   $ 3,833,978
Net Assets After Merger    $        --
                           EQ/LORD ABBETT MID CAP VALUE
Shares -- Class B            3,267,908
Value -- Class B           $      7.93
Net Assets Before Merger   $25,901,370
Net Assets After Merger    $        --
                           EQ/VAN KAMPEN REAL ESTATE
Shares -- Class B           17,692,343                                      55,280,633
Value -- Class B           $      5.48                                  $         7.74
Net Assets Before Merger   $96,899,897                                  $  301,159,559
Net Assets After Merger    $        --                                  $  427,794,804
----------------------------------------------------------------------------------------------------
SEPTEMBER 11, 2009         EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY     EQ/PIMCO ULTRA SHORT BOND
                           EQ/SHORT DURATION BOND
----------------------------------------------------------------------------------------------------
                           EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY
Shares -- Class B              750,697
Value -- Class B           $      8.60
Net Assets Before Merger   $ 6,455,994
Net Assets After Merger    $        --
                           EQ/SHORT DURATION BOND
Shares -- Class B            1,829,135                                     13,871,491
Value -- Class B           $      9.13                                 $         9.95
Net Assets Before Merger   $16,692,783                                 $  114,836,052
Net Assets After Merger    $        --                                 $  137,984,829
----------------------------------------------------------------------------------------------------
SEPTEMBER 18, 2009         MULTIMANAGER HEALTH CARE                    MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------
Shares -- Class A            3,623,540                                     20,044,984
Value -- Class A           $      9.21                                 $        22.08
Shares -- Class B            1,056,833                                        791,741
Value -- Class B           $      9.02                                 $        21.67
Net Assets Before Merger   $42,913,977                                 $  416,872,983
Net Assets After Merger    $        --                                 $  459,786,960
----------------------------------------------------------------------------------------------------
SEPTEMBER 18, 2009         EQ/OPPENHEIMER MAIN STREET OPPORTUNITY      EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------
Shares -- Class A              296,297                                    113,639,158
Value -- Class A           $      8.39                                 $        13.64
Shares -- Class B              117,637                                      7,040,158
Value -- Class B           $      8.39                                 $        13.55
Net Assets Before Merger   $ 3,474,284                                 $1,642,374,045
Net Assets After Merger    $        --                                 $1,645,848,329
----------------------------------------------------------------------------------------------------
SEPTEMBER 18, 2009         EQ/OPPENHEIMER MAIN STREET SMALL CAP        EQ/SMALL COMPANY INDEX
                           INDEX
----------------------------------------------------------------------------------------------------
Shares -- Class B            1,365,972                                     18,623,256
Value -- Class B           $      8.91                                 $         8.40
Net Assets Before Merger   $12,171,930                                 $  144,324,956
Net Assets After Merger    $        --                                 $  156,496,886
----------------------------------------------------------------------------------------------------

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

6. Reorganizations (Concluded)

----------------------------------------------------------------------------------------------------
                            REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2009         EQ/CAYWOOD SCHOLL HIGH YIELD BOND    EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------
Shares -- Class B             3,562,969                             4,043,305
Value -- Class B            $      3.99                          $       9.19
Net Assets Before Merger    $14,233,273                          $ 22,913,194
Net Assets After Merger     $        --                          $ 37,146,467
----------------------------------------------------------------------------------------------------
SEPTEMBER 25, 2009         EQ/LONG TERM BOND                    EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------
Shares -- Class B             2,092,784                            13,220,218
Value -- Class B            $     12.74                          $       9.62
Net Assets Before Merger    $26,671,839                          $100,534,743
Net Assets After Merger     $        --                          $127,206,582

7. Contractowner Charges

Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:

                                                 MORTALITY AND                      FINANCIAL
                                                 EXPENSE RISKS   OTHER EXPENSES    ACCOUNTING      TOTAL
                                                 -------------   --------------    ----------      -----
OLD CONTRACTS                                        0.58%           0.16%            --           0.74%
-------------
EQUIPLAN(R) CONTRACTS                                0.58%           0.16%            --           0.74%
---------------------
EQUI-VEST(R) SERIES 100
-----------------------
EQ/Money Market,
EQ/Common Stock Index.......................         0.56%           0.60%            0.24%        1.40%
All Other Funds.............................         0.50%           0.60%            0.24%        1.34%

MOMENTUM CONTRACTS
------------------
EQ/Money Market,
EQ/Common Stock Index.......................         0.65%           0.60%            0.24%        1.49%
All Other Funds.............................         0.50%           0.60%            0.24%        1.34%

EQUI-VEST(R) SERIES 200
-----------------------
EQ/Money Market,
EQ/Common Stock Index.......................         1.15%           0.25%            --           1.40%
All Other Funds.............................         1.09%           0.25%            --           1.34%

EQUI-VEST(R) SERIES 201
-----------------------
All Funds...................................         0.95%           0.25%            --           1.20%

EQUI-VEST(R) SERIES 300 AND 400 CONTRACTS
-----------------------------------------
EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation.....................         1.10%           0.25%            --           1.35%
All Other Funds.............................         1.10%           0.24%            --           1.34%

MOMENTUM PLUS CONTRACTS                              1.10%           0.25%            --           1.35%
-----------------------
EQUI-VEST(R) SERIES 500 CONTRACTS                    1.20%           0.25%            --           1.45%
---------------------------------
EQUI-VEST(R) AT RETIREMENT AND AT RETIREMENT           --              --             --             --
--------------------------------------------
1.30% All Funds.............................         0.80%           0.50%            --           1.30%
1.25% All Funds.............................         0.75%           0.50%            --           1.25%

EQUI-VEST(R) SERIES 600 AND 800 CONTRACTS            0.95%           0.25%            --           1.20%
-----------------------------------------
EQUI-VEST(R) VANTAGE CONTRACTS
------------------------------
0.90% All Funds.............................         0.90%             --             --           0.90%
0.70% All Funds.............................         0.70%             --             --           0.70%
0.50% All Funds.............................         0.50%             --             --           0.50%

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

7. Contractowner Charges (Continued)


                                                MORTALITY AND                     FINANCIAL
                                                EXPENSE RISKS   OTHER EXPENSES   ACCOUNTING     TOTAL
                                               --------------- ---------------- ------------ ----------
EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 900
--------------------------------------------
1.20% All Funds.............................        1.20%           --               --           1.20%
0.90% All Funds.............................        0.90%           --               --           0.90%
0.70% All Funds.............................        0.70%           --               --           0.70%
0.50% All Funds.............................        0.50%           --               --           0.50%
0.25% All Funds.............................        0.25%           --               --           0.25%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 901
--------------------------------------------
0.00% All Funds.............................         .00%           --               --           0.00%
0.25% All Funds.............................        0.25%           --               --           0.25%
0.50% All Funds.............................        0.50%           --               --           0.50%
0.70% All Funds.............................        0.70%           --               --           0.70%
0.80% All Funds.............................        0.80%           --               --           0.80%
0.90% All Funds.............................        0.90%           --               --           0.90%
1.00% All Funds.............................        1.00%           --               --           1.00%
1.10% All Funds.............................        1.10%           --               --           1.10%

EQUI-VEST(R) EXPRESS SERIES 700 CONTRACTS           0.70%           0.25%            --           0.95%
-----------------------------------------
EQUI-VEST(R) EXPRESS SERIES 701 CONTRACTS
-----------------------------------------
1.10% All Funds.............................        0.85%           0.25%            --           1.10%

EQUI-VEST(R) SERIES 801 CONTRACTS
---------------------------------
1.25% All Funds.............................        1.00%           0.25%            --           1.25%

VARIABLE IMMEDIATE ANNUITY
--------------------------
0.50% All Funds.............................        0.40%           0.10%            --           0.50%

The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200, Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Variable Investment Options from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

For EQUI-VEST(R) Series 200 and EQUI-VEST(R) Series 201 for participants of employer plans that are subject to the rules of the Teachers Retirement System of Texas as well as EQUI-VEST(R) Vantage and EQUI-VEST(R) Strategies Contracts under Optional Retirement Programs in Texas, the total Separate Account A annual expenses and total expenses of the Trust, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options in EQUI-VEST(R) series 200, which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the Multimanager Technology EQ portfolios. Fees for advisory services in excess of the cap are refunded to the Variable Investment Options from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

During the preparation of the 2010 financial statements, management determined that with respect to the EQ/Money Market Variable Investment Option, in the 2009 financial statements, there was an incorrect allocation from net assets attributable to accumulation units to amounts retained by AXA Equitable in the amount of $190,336. Management concluded that this error was not material to the 2009 financial statements and, accordingly, the impact of the correction was reflected in the 2010 financial statements through a re-allocation of that amount from amount retained by AXA Equitable to net assets attributable to accumulation units. This correction increased the total return attributable to the Contract Charge 1.49% Units, currently charging 1.40%, by approximately 0.42% for the year ended December 31, 2010.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.

                                WHEN CHARGE
            CHARGES             IS DEDUCTED                  AMOUNT DEDUCTED                      HOW DEDUCTED
            -------             -----------                  ---------------                      ------------
Charge for Trust expenses      Daily         Vary by Portfolio                               Unit value
                                             LOW - $0 depending on the product and account   Unit liquidation from
Annual Administrative charge   Annual        value.                                          account value

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

7. Contractowner Charges (Concluded)

                                                WHEN CHARGE
                 CHARGES                        IS DEDUCTED
                 -------                        -----------
Withdrawal Charge                        At time of transaction
Plan Loan charges                        At time of transaction
Variable Immediate Annuity Payout
option                                   At time of transaction
Charge for third-party transfer or
exchange                                 At time of transaction
                                         Participation date
Enhanced death benefit charge            anniversary
Guaranteed Mininum Income Benefit
Guaranteed Withdrawal Benefit for Life
Sales Premium and Other Applicable
Taxes
Guaranteed minimum death benefit
charge

                 CHARGES                                      AMOUNT DEDUCTED                          HOW DEDUCTED
                 -------                                      ---------------                          ------------
                                         HIGH - Depending on account value, $50 if your
                                         account value on the last business day of the            Unit liquidation from
                                         contract year is less than $100,000.                     account value
                                         LOW - 5% of withdrawals or contributions made in
                                         the current and prior five participation years,          Unit liquidation from
Withdrawal Charge                        whichever is less.                                       account value
                                         HIGH - 7% of contributions withdrawn, declining
                                         by 1% each contract years following each
                                         contribution.
                                         Exceptions and limitations may eliminate or reduce
                                         the withdrawal charge.
                                                                                                  Unit liquidation from
Plan Loan charges                        $25 set-up fee and $6 quarterly recordkeeping fee        account value
Variable Immediate Annuity Payout                                                                 Unit liquidation from
option                                   $350 annuity administration fee                          account value
Charge for third-party transfer or                                                                Unit liquidation from
exchange                                 $0 to $25                                                account value
                                                                                                  Unit liquidation from
Enhanced death benefit charge            0.15% of account value                                   account value
                                                                                                  Unit liquidation from
Guaranteed Mininum Income Benefit        0.65%                                                    account value
                                         LOW- 0.60% for single life option;                       Unit liquidation from
Guaranteed Withdrawal Benefit for Life        0.75% for joint life option                         account value
                                         HIGH-0.75% for single life;
                                              0.90% for joint life
                                                                                                  Deducted from the
                                                                                                  amount applied to
Sales Premium and Other Applicable       Current tax charge varies by jurisdiction and ranges     provide an annuity
Taxes                                    from 0% to 3.5%.                                         payout option
                                         STANDARD DEATH BENEFIT (AVAILABLE ONLY WITH
Guaranteed minimum death benefit         THE GURANTEED MINIMUM INCOME BENEFIT) -                  Unit liquidation from
charge                                   0.00%                                                    account value
                                         GWBL STANDARD DEATH BENEFIT - 0.00%
                                         ANNUAL RACHET TO AGE 85 - 0.25% of the
                                         Annual Rachet to age 85 benefit base
                                         GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL
                                         RACHET TO AGE 85 - 0.60% of the greater of 6%
                                         roll-up to age 85 benefit base, as applicable
                                         GWBL ENHANCED DEATH BENEFIT - 0.30% of the
                                         GWBL Enhance death benefit base

8. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
ALL ASSET ALLOCATION
--------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (u)      $119.82           --                   --          --           14.41%
         Highest contract charge 1.45% Class B (u)     $118.33           --                   --          --           13.31%
         All contract charges                               --          101              $11,926        2.90%             --

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
ALL ASSET ALLOCATION (CONTINUED)
--------------------------------
  2009   Lowest contract charge 0.50% Class B (u)      $104.73             --                 --           --           2.75%
         Highest contract charge 1.45% Class B (u)     $104.43             --                 --           --           2.47%
         All contract charges                               --             20           $  2,043         4.20%            --

AMERICAN CENTURY VP MID CAP VALUE
---------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Class II (w)     $106.06             --                 --           --           6.01%
         Highest contract charge 1.20% Class II (w)    $105.83             --                 --           --           5.79%
         All contract charges                               --              4           $    472         2.34%            --

AXA AGGRESSIVE ALLOCATION
-------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $139.76             --                 --           --          12.51%
         Highest contract charge 1.45% Class B         $130.37             --                 --           --          11.44%
         All contract charges                               --          2,731           $357,010         1.71%            --
  2009   Lowest contract charge 0.50% Class B          $124.22             --                 --           --          26.65%
         Highest contract charge 1.45% Class B         $116.99             --                 --           --          25.44%
         All contract charges                               --          2,255           $264,074         1.16%            --
  2008   Lowest contract charge 0.50% Class B          $ 98.08             --                 --           --         (39.50)%
         Highest contract charge 1.45% Class B         $ 93.26             --                 --           --         (40.08)%
         All contract charges                               --          1,573           $146,691         1.79%            --
  2007   Lowest contract charge 0.50% Class B          $162.11             --                 --           --           5.64%
         Highest contract charge 1.45% Class B         $155.64             --                 --           --           4.62%
         All contract charges                               --          1,034           $161,376         2.96%            --
  2006   Lowest contract charge 0.50% Class B          $153.46             --                 --           --          17.31%
         Highest contract charge 1.45% Class B         $148.76             --                 --           --          16.19%
         All contract charges                               --            517           $ 77,399         3.46%            --

AXA BALANCED STRATEGY
---------------------
         Unit Value 1.10% to 1.25%*
  2010   Lowest contract charge 1.10% Class A (v)      $112.01             --                 --           --           9.12%
         Highest contract charge 1.25% Class A (v)     $111.79             --                 --           --           8.96%
         All contract charges                               --              3           $    350         1.92%            --
  2009   Lowest contract charge 1.10% Class A (v)      $102.65             --                 --           --           1.93%
         Highest contract charge 1.25% Class A (v)     $102.60             --                 --           --           1.89%
         All contract charges                               --              4           $    394         2.34%            --

AXA Balanced Strategy
---------------------
         Unit Value 1.25% to 1.30%*
  2010   Lowest contract charge 1.25% Class B (t)      $120.03             --                 --           --           8.68%
         Highest contract charge 1.30% Class B (t)     $119.94             --                 --           --           8.62%
         All contract charges                               --            176           $ 21,202         1.92%            --
  2009   Lowest contract charge 1.25% Class B (t)      $110.45             --                 --           --          12.64%
         Highest contract charge 1.30% Class B (t)     $110.42             --                 --           --          12.60%
         All contract charges                               --             51           $  5,642         2.34%            --

AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $126.66             --                 --           --           6.73%
         Highest contract charge 1.45% Class B         $118.15             --                 --           --           5.71%
         All contract charges                               --            878           $103,215         2.41%            --
  2009   Lowest contract charge 0.50% Class B          $118.67             --                 --           --           9.27%
         Highest contract charge 1.45% Class B         $111.77             --                 --           --           8.24%
         All contract charges                               --            701           $ 78,154         2.54%            --

                                     FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
---------------------------------------
  2008   Lowest contract charge 0.50% Class B          $108.60             --                  --         --           (11.46)%
         Highest contract charge 1.45% Class B         $103.26             --                  --         --           (12.31)%
         All contract charges                               --            539            $ 55,833       4.85%              --
  2007   Lowest contract charge 0.50% Class B          $122.65             --                  --         --             5.27%
         Highest contract charge 1.45% Class B         $117.75             --                  --         --             4.26%
         All contract charges                               --            378            $ 44,771       5.06%              --
  2006   Lowest contract charge 0.50% Class B          $116.51             --                  --         --             5.84%
         Highest contract charge 1.45% Class B         $112.94             --                  --         --             4.83%
         All contract charges                               --            167            $ 18,932       4.29%              --

AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------
         Unit Value 1.25% to 1.30%*
  2010   Lowest contract charge 1.25% Class B (t)      $117.76             --                  --         --             7.79%
         Highest contract charge 1.30% Class B (t)     $117.67             --                  --         --             7.74%
         All contract charges                               --             31            $  3,722       1.71%              --
  2009   Lowest contract charge 1.25% Class B (t)      $109.25             --                  --         --            10.60%
         Highest contract charge 1.30% Class B (t)     $109.22             --                  --         --            10.58%
         All contract charges                               --             10            $  1,140       1.96%              --

AXA CONSERVATIVE STRATEGY
-------------------------
         Unit Value 1.25% to 1.30%*
  2010   Lowest contract charge 1.25% Class B (t)      $111.72             --                  --         --             5.94%
         Highest contract charge 1.30% Class B (t)     $111.64             --                  --         --             5.89%
         All contract charges                               --             13            $  1,475       2.37%              --
  2009   Lowest contract charge 1.25% Class B (t)      $105.46             --                  --         --             5.67%
         Highest contract charge 1.30% Class B (t)     $105.43             --                  --         --             5.64%
         All contract charges                               --              3            $    275       2.59%              --

AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $129.33              --                 --         --             8.52%
         Highest contract charge 1.45% Class B         $120.64              --                 --         --             7.49%
         All contract charges                               --           1,244           $149,815       2.16%              --
  2009   Lowest contract charge 0.50% Class B          $119.17              --                 --         --            13.85%
         Highest contract charge 1.45% Class B         $112.23              --                 --         --            12.76%
         All contract charges                               --           1,056           $118,182       2.15%              --
  2008   Lowest contract charge 0.50% Class B          $104.67              --                 --         --           (19.83)%
         Highest contract charge 1.45% Class B         $ 99.53              --                 --         --           (20.59)%
         All contract charges                               --             800           $ 79,752       3.64%              --
  2007   Lowest contract charge 0.50% Class B          $130.56              --                 --         --             4.96%
         Highest contract charge 1.45% Class B         $125.34              --                 --         --             3.95%
         All contract charges                               --             634           $ 80,092       4.08%              --
  2006   Lowest contract charge 0.50% Class B          $124.39              --                 --         --             8.22%
         Highest contract charge 1.45% Class B         $120.58              --                 --         --             7.18%
         All contract charges                               --             342           $ 41,475       4.04%              --

AXA GROWTH STRATEGY
-------------------
         Unit Value 1.10% to 1.25%*
  2010   Lowest contract charge 1.10% Class A (v)      $ 114.92            --                  --         --            10.72%
         Highest contract charge 1.25% Class A (v)     $ 114.69            --                  --         --            10.56%
         All contract charges                                --            13            $  1,535       1.56%              --

                                     FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA GROWTH STRATEGY (CONTINUED)
-------------------------------
  2009   Lowest contract charge 1.10% Class A (v)      $103.79              --                   --       --             2.87%
         Highest contract charge 1.25% Class A (v)     $103.74              --                   --       --             2.84%
         All contract charges                               --              14           $    1,474     1.76%              --

AXA MODERATE ALLOCATION
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $105.37              --                   --       --             9.63%
         Highest contract charge 1.45% Class A         $135.24              --                   --       --             8.59%
         All contract charges                               --          18,275           $1,387,456     2.37%              --
  2009   Lowest contract charge 0.50% Class A (b)      $ 96.11              --                   --       --            16.72%
         Highest contract charge 1.45% Class A         $124.54              --                   --       --            15.60%
         All contract charges                               --          18,864           $1,310,255     1.65%              --
  2008   Lowest contract charge 0.50% Class A (b)      $ 82.34              --                   --       --           (24.67)%
         Highest contract charge 1.45% Class A         $107.73              --                   --       --           (25.38)%
         All contract charges                               --          19,014           $1,142,587     3.70%              --
  2007   Lowest contract charge 0.50% Class A (b)      $109.30              --                   --       --             6.00%
         Highest contract charge 1.45% Class A         $144.38              --                   --       --             4.99%
         All contract charges                               --          19,631           $1,586,678     3.35%              --
  2006   Lowest contract charge 0.50% Class A (b)      $103.11              --                   --       --            3.11%
         Highest contract charge 1.45% Class A         $137.52              --                   --       --            9.00%
         All contract charges                               --          20,240           $1,557,101     2.84%              --

AXA MODERATE ALLOCATION
-----------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $121.93               --                   --       --             9.36%
         Highest contract charge 1.30% Class B (c)     $100.87               --                   --       --             8.50%
         All contract charges                               --            1,923           $  240,775     2.37%              --
  2009   Lowest contract charge 0.50% Class B          $111.49               --                   --       --            16.43%
         Highest contract charge 1.30% Class B (c)     $ 92.97               --                   --       --            15.51%
         All contract charges                               --            1,585           $  183,180     1.65%              --
  2008   Lowest contract charge 0.50% Class B          $ 95.76               --                   --       --           (24.85)%
         Highest contract charge 1.30% Class B (c)     $ 80.49               --                   --       --           (25.44)%
         All contract charges                               --            1,338           $  136,760     3.70%              --
  2007   Lowest contract charge 0.50% Class B          $127.43               --                   --       --             5.73%
         Highest contract charge 1.30% Class B (c)     $107.96               --                   --       --             4.90%
         All contract charges                               --            1,218           $  170,510     3.35%              --
  2006   Lowest contract charge 0.50% Class B          $120.52               --                   --       --             9.77%
         Highest contract charge 1.30% Class B (c)     $102.92               --                   --       --             2.92%
         All contract charges                               --            1,009           $  136,001     2.84%              --

AXA MODERATE-PLUS ALLOCATION
----------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $140.71               --                   --       --            11.00%
         Highest contract charge 1.45% Class B         $131.26               --                   --       --             9.94%
         All contract charges                               --            6,277           $  822,427     1.82%              --
  2009   Lowest contract charge 0.50% Class B          $126.77               --                   --       --            21.35%
         Highest contract charge 1.45% Class B         $119.39               --                   --       --            20.18%
         All contract charges                               --            5,622           $  668,768     1.48%              --
  2008   Lowest contract charge 0.50% Class B          $104.47               --                   --       --           (32.12)%
         Highest contract charge 1.45% Class B         $ 99.34               --                   --       --           (32.77)%
         All contract charges                               --            4,565           $  452,172     2.45%              --

                                     FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA MODERATE-PLUS ALLOCATION (CONTINUED)
----------------------------------------
  2007   Lowest contract charge 0.50% Class B          $ 153.90            --                  --         --             5.85%
         Highest contract charge 1.45% Class B         $ 147.76            --                  --         --             4.84%
         All contract charges                                --         3,480            $513,806       3.38%              --
  2006   Lowest contract charge 0.50% Class B          $ 145.39            --                  --         --            13.93%
         Highest contract charge 1.45% Class B         $ 140.94            --                  --         --            12.85%
         All contract charges                                --         1,886            $267,414       3.54%              --

AXA TACTICAL MANAGER 2000
-------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 124.04            --                  --         --            17.16%
         Highest contract charge 1.34% Class B (w)     $ 123.77            --                  --         --            16.95%
         All contract charges                                --             3            $    416       0.08%              --

AXA TACTICAL MANAGER 400
------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 119.98            --                  --         --            14.37%
         Highest contract charge 1.34% Class B (w)     $ 119.72            --                  --         --            14.17%
         All contract charges                                --             8            $    954       0.00%              --

AXA TACTICAL MANAGER 500
------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 115.58            --                  --         --            10.26%
         Highest contract charge 1.34% Class B (w)     $ 115.33            --                  --         --            10.06%
         All contract charges                                --            10            $  1,215       0.69%              --

AXA TACTICAL MANAGER INTERNATIONAL
----------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 111.74            --                  --         --             6.88%
         Highest contract charge 1.34% Class B (w)     $ 111.50            --                  --         --             6.68%
         All contract charges                                --             5            $    638       1.76%              --

EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $  77.24            --                  --         --             4.95%
         Highest contract charge 1.45% Class A         $  98.22            --                  --         --             3.96%
         All contract charges                                --         3,485            $439,022       2.46%              --
  2009   Lowest contract charge 0.50% Class A (b)      $  73.60            --                  --         --            26.79%
         Highest contract charge 1.45% Class A         $  94.48            --                  --         --            25.55%
         All contract charges                                --         3,794            $458,941       2.69%              --
  2008   Lowest contract charge 0.50% Class A (b)      $  58.05            --                  --         --           (50.85)%
         Highest contract charge 1.45% Class A         $  75.25            --                  --         --           (51.31)%
         All contract charges                                --         3,962            $381,162       2.82%              --
  2007   Lowest contract charge 0.50% Class A (b)      $ 118.10            --                  --         --            11.45%
         Highest contract charge 1.45% Class A         $ 154.56            --                  --         --            10.38%
         All contract charges                                --         4,247            $838,849       1.50%              --
  2006   Lowest contract charge 0.50% Class A (b)      $ 105.97            --                  --         --             5.97%
         Highest contract charge 1.45% Class A         $ 140.03            --                  --         --            22.03%
         All contract charges                                --         4,389            $784,767       1.65%              --

                                     FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $101.30             --                  --         --              4.69%
         Highest contract charge 1.30% Class B (c)     $ 73.95             --                  --         --              3.86%
         All contract charges                               --            614            $ 58,834       2.46%               --
  2009   Lowest contract charge 0.50% Class B          $ 96.76             --                  --         --             26.47%
         Highest contract charge 1.30% Class B (c)     $ 71.20             --                  --         --             25.46%
         All contract charges                               --            676            $ 62,696       2.69%               --
  2008   Lowest contract charge 0.50% Class B          $ 76.51             --                  --         --            (50.97)%
         Highest contract charge 1.30% Class B (c)     $ 56.75             --                  --         --            (51.35)%
         All contract charges                               --            744            $ 55,667       2.82%               --
  2007   Lowest contract charge 0.50% Class B          $156.05             --                  --         --             11.16%
         Highest contract charge 1.30% Class B (c)     $116.66             --                  --         --             10.29%
         All contract charges                               --            787            $121,942       1.50%               --
  2006   Lowest contract charge 0.50% Class B          $140.38             --                  --         --             22.90%
         Highest contract charge 1.30% Class B (c)     $105.78             --                  --         --              5.78%
         All contract charges                               --            728            $102,893       1.65%               --

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $120.02             --                  --         --             32.92%
         Highest contract charge 1.45% Class A         $150.43             --                  --         --             31.64%
         All contract charges                               --          1,331            $276,722       0.05%               --
  2009   Lowest contract charge 0.50% Class A (b)      $ 90.30             --                  --         --             35.32%
         Highest contract charge 1.45% Class A         $114.27             --                  --         --             34.04%
         All contract charges                               --          1,403            $221,353       0.15%               --
  2008   Lowest contract charge 0.50% Class A (b)      $ 66.73             --                  --         --            (44.79)%
         Highest contract charge 1.45% Class A         $ 85.25             --                  --         --            (45.32)%
         All contract charges                               --          1,444            $169,875       0.01%               --
  2007   Lowest contract charge 0.50% Class A (b)      $120.87             --                  --         --             16.40%
         Highest contract charge 1.45% Class A         $155.92             --                  --         --             15.28%
         All contract charges                               --          1,537            $330,250         --                --
  2006   Lowest contract charge 0.50% Class A (b)      $103.84             --                  --         --              3.84%
         Highest contract charge 1.45% Class A         $135.25             --                  --         --              7.68%
         All contract charges                               --          1,694            $315,326         --                --

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $115.09             --                  --         --             32.58%
         Highest contract charge 1.30% Class B (c)     $114.91             --                  --         --             31.54%
         All contract charges                               --            280            $ 44,323       0.05%               --
  2009   Lowest contract charge 0.50% Class B          $ 86.81             --                  --         --             35.01%
         Highest contract charge 1.30% Class B (c)     $ 87.36             --                  --         --             33.93%
         All contract charges                               --            301            $ 36,400       0.15%               --
  2008   Lowest contract charge 0.50% Class B          $ 64.30             --                  --         --            (44.93)%
         Highest contract charge 1.30% Class B (c)     $ 65.23             --                  --         --            (45.37)%
         All contract charges                               --            318            $ 29,108       0.01%               --
  2007   Lowest contract charge 0.50% Class B          $116.77             --                  --         --             16.10%
         Highest contract charge 1.30% Class B (c)     $119.40             --                  --         --             15.18%
         All contract charges                               --            353            $ 59,087         --                --
  2006   Lowest contract charge 0.50% Class B          $100.58             --                  --         --              8.46%
         Highest contract charge 1.30% Class B (c)     $103.66             --                  --         --              3.66%
         All contract charges                               --            392            $ 57,261         --                --

                                     FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $103.11             --                  --         --             23.65%
         Highest contract charge 1.45% Class B (a)     $ 98.93             --                  --         --             22.47%
         All contract charges                               --            156            $ 15,611       0.19%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 83.39             --                  --         --             27.59%
         Highest contract charge 1.45% Class B (a)     $ 80.78             --                  --         --             26.36%
         All contract charges                               --            144            $ 11,627       1.05%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 65.36             --                  --         --            (33.74)%
         Highest contract charge 1.45% Class B (a)     $ 63.93             --                  --         --            (34.37)%
         All contract charges                               --            118            $  7,589       1.02%               --
  2007   Lowest contract charge 0.50% Class B (a)      $ 98.64             --                  --         --             (9.09)%
         Highest contract charge 1.45% Class B (a)     $ 97.41             --                  --         --             (9.96)%
         All contract charges                               --             66            $  6,402       0.57%               --
  2006   Lowest contract charge 0.50% Class B (a)      $108.50             --                  --         --              8.50%
         Highest contract charge 1.45% Class B (a)     $108.18             --                  --         --              8.18%
         All contract charges                               --             11            $  1,216       0.58%               --

EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $144.66             --                  --         --             11.72%
         Highest contract charge 1.45% Class B         $162.76             --                  --         --             10.66%
         All contract charges                               --          2,041            $397,717       1.33%               --
  2009   Lowest contract charge 0.50% Class B          $129.48             --                  --         --             29.64%
         Highest contract charge 1.45% Class B         $147.09             --                  --         --             28.40%
         All contract charges                               --          1,845            $328,742       2.77%               --
  2008   Lowest contract charge 0.50% Class B          $ 99.88             --                  --         --            (36.88)%
         Highest contract charge 1.45% Class B         $114.56             --                  --         --            (37.48)%
         All contract charges                               --          1,678            $235,310       1.69%               --
  2007   Lowest contract charge 0.50% Class B          $158.23             --                  --         --              0.67%
         Highest contract charge 1.45% Class B         $183.24             --                  --         --             (0.29)%
         All contract charges                               --          1,706            $383,188       1.08%               --
  2006   Lowest contract charge 0.50% Class B          $157.18             --                  --         --             20.31%
         Highest contract charge 1.45% Class B         $183.78             --                  --         --             19.16%
         All contract charges                               --          1,738            $391,171       2.86%               --

EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $113.07             --                  --         --              5.54%
         Highest contract charge 1.45% Class B         $138.00             --                  --         --              4.54%
         All contract charges                               --          2,043            $260,491       0.77%               --
  2009   Lowest contract charge 0.50% Class B          $107.14             --                  --         --             29.60%
         Highest contract charge 1.45% Class B         $132.01             --                  --         --             28.35%
         All contract charges                               --          2,074            $252,937       2.12%               --
  2008   Lowest contract charge 0.50% Class B          $ 82.67             --                  --         --            (43.28)%
         Highest contract charge 1.45% Class B         $102.85             --                  --         --            (43.82)%
         All contract charges                               --          2,004            $190,748       2.24%               --
  2007   Lowest contract charge 0.50% Class B          $145.75             --                  --         --              9.64%
         Highest contract charge 1.45% Class B         $183.08             --                  --         --              8.58%
         All contract charges                               --          2,074            $351,707       1.93%               --
  2006   Lowest contract charge 0.50% Class B          $132.94             --                  --         --             25.06%
         Highest contract charge 1.45% Class B         $168.61             --                  --         --             23.87%
         All contract charges                               --          1,956            $305,076       3.67%               --

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $116.00           --                   --          --            15.13%
         Highest contract charge 1.45% Class B         $109.28           --                   --          --            14.03%
         All contract charges                               --          528              $57,712        2.42%              --
  2009   Lowest contract charge 0.50% Class B          $100.76           --                   --          --            10.99%
         Highest contract charge 1.45% Class B         $ 95.83           --                   --          --             9.92%
         All contract charges                               --          524              $50,322        2.62%              --
  2008   Lowest contract charge 0.50% Class B          $ 90.78           --                   --          --           (32.64)%
         Highest contract charge 1.45% Class B         $ 87.18           --                   --          --           (33.28)%
         All contract charges                               --          487              $42,542        2.38%              --
  2007   Lowest contract charge 0.50% Class B          $134.77           --                   --          --             3.18%
         Highest contract charge 1.45% Class B         $130.66           --                   --          --             2.18%
         All contract charges                               --          445              $58,354        1.93%              --
  2006   Lowest contract charge 0.50% Class B          $130.62           --                   --          --            15.39%
         Highest contract charge 1.45% Class B         $127.87           --                   --          --            14.29%
         All contract charges                               --          394              $50,720        2.44%              --

EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 75.42           --                   --          --            11.96%
         Highest contract charge 1.45% Class B         $ 99.18           --                   --          --            10.89%
         All contract charges                               --          283              $22,061        0.05%              --
  2009   Lowest contract charge 0.50% Class B          $ 67.36           --                   --          --            30.24%
         Highest contract charge 1.45% Class B         $ 89.44           --                   --          --            28.99%
         All contract charges                               --          267              $18,810        0.26%              --
  2008   Lowest contract charge 0.50% Class B          $ 51.72           --                   --          --           (45.50)%
         Highest contract charge 1.45% Class B         $ 69.34           --                   --          --           (46.02)%
         All contract charges                               --          235              $12,828        0.29%              --
  2007   Lowest contract charge 0.50% Class B          $ 94.90           --                   --          --            11.57%
         Highest contract charge 1.45% Class B         $128.45           --                   --          --            10.49%
         All contract charges                               --          218              $21,860        0.24%              --
  2006   Lowest contract charge 0.50% Class B          $ 85.06           --                   --          --             4.70%
         Highest contract charge 1.45% Class B         $116.25           --                   --          --             3.71%
         All contract charges                               --          185              $16,787          --               --

EQ/CAPITAL GUARDIAN GROWTH
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 64.34           --                   --          --            12.37%
         Highest contract charge 1.45% Class B         $ 89.77           --                   --          --            11.30%
         All contract charges                               --          291              $19,777        0.41%              --
  2009   Lowest contract charge 0.50% Class B          $ 57.26           --                   --          --            32.76%
         Highest contract charge 1.45% Class B         $ 80.66           --                   --          --            31.50%
         All contract charges                               --          283              $17,320        0.35%              --
  2008   Lowest contract charge 0.50% Class B          $ 43.13           --                   --          --           (40.70)%
         Highest contract charge 1.45% Class B         $ 61.34           --                   --          --           (41.27)%
         All contract charges                               --          260              $12,167        0.19%              --
  2007   Lowest contract charge 0.50% Class B          $ 72.73           --                   --          --             4.95%
         Highest contract charge 1.45% Class B         $104.44           --                   --          --             3.94%
         All contract charges                               --          228              $18,074        0.00%              --
  2006   Lowest contract charge 0.50% Class B          $ 69.30           --                   --          --             6.87%
         Highest contract charge 1.45% Class B         $100.48           --                   --          --             5.85%
         All contract charges                               --          148              $11,178        0.20%              --

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/CAPITAL GUARDIAN RESEARCH (E)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $114.78              --                   --        --           15.22%
         Highest contract charge 1.45% Class B         $114.98              --                   --        --           14.12%
         All contract charges                               --           1,454           $  168,794      0.74%             --
  2009   Lowest contract charge 0.50% Class B          $ 99.62              --                   --        --           30.80%
         Highest contract charge 1.45% Class B         $100.76              --                   --        --           29.56%
         All contract charges                               --           1,584           $  161,230      1.16%             --
  2008   Lowest contract charge 0.50% Class B          $ 76.16              --                   --        --          (39.97)%
         Highest contract charge 1.45% Class B         $ 77.77              --                   --        --          (40.54)%
         All contract charges                               --           1,706           $  134,398      0.92%             --
  2007   Lowest contract charge 0.50% Class B          $126.86              --                   --        --            1.15%
         Highest contract charge 1.45% Class B         $130.80              --                   --        --            0.18%
         All contract charges                               --           1,936           $  256,826      1.21%             --
  2006   Lowest contract charge 0.50% Class B          $125.42              --                   --        --           11.50%
         Highest contract charge 1.45% Class B         $130.57              --                   --        --           10.43%
         All contract charges                               --           1,154           $  152,378      0.55%             --

EQ/COMMON STOCK INDEX (P) +
---------------------------
         Unit Value 0.50% to 1.49%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 89.18              --                   --        --           15.58%
         Highest contract charge 1.49% Class A         $311.66              --                   --        --           14.67%
         All contract charges                               --           6,983           $2,055,925      1.50%             --
  2009   Lowest contract charge 0.50% Class A (b)      $ 77.16              --                   --        --           28.00%
         Highest contract charge 1.49% Class A         $271.80              --                   --        --           27.02%
         All contract charges                               --           7,732           $1,984,968      2.01%             --
  2008   Lowest contract charge 0.50% Class A (b)      $ 60.28              --                   --        --          (43.94)%
         Highest contract charge 1.49% Class A         $213.98              --                   --        --          (44.31)%
         All contract charges                               --           8,404           $1,696,532      1.74%             --
  2007   Lowest contract charge 0.50% Class A (b)      $107.52              --                   --        --            3.22%
         Highest contract charge 1.49% Class A         $384.25              --                   --        --            2.53%
         All contract charges                               --           9,616           $3,481,372      1.18%             --
  2006   Lowest contract charge 0.50% Class A (b)      $104.17              --                   --        --            4.17%
         Highest contract charge 1.49% Class A         $374.77              --                   --        --            9.64%
         All contract charges                               --          11,209           $3,969,805      1.39%             --

EQ/COMMON STOCK INDEX (P)
-------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $ 86.53              --                   --        --           15.30%
         Highest contract charge 1.30% Class B (c)     $ 85.37              --                   --        --           14.38%
         All contract charges                               --           1,085           $  100,911      1.50%             --
  2009   Lowest contract charge 0.50% Class B          $ 75.05              --                   --        --           27.68%
         Highest contract charge 1.30% Class B (c)     $ 74.64              --                   --        --           26.68%
         All contract charges                               --           1,189           $   96,715      2.01%             --
  2008   Lowest contract charge 0.50% Class B          $ 58.78              --                   --        --          (44.08)%
         Highest contract charge 1.30% Class B (c)     $ 58.92              --                   --        --          (44.52)%
         All contract charges                               --           1,286           $   82,770      1.74%             --
  2007   Lowest contract charge 0.50% Class B          $105.11              --                   --        --            2.96%
         Highest contract charge 1.30% Class B (c)     $106.21              --                   --        --            2.14%
         All contract charges                               --           1,495           $  174,274      1.18%             --
  2006   Lowest contract charge 0.50% Class B          $102.09              --                   --        --           10.14%
         Highest contract charge 1.30% Class B (c)     $103.98              --                   --        --            3.98%
         All contract charges                               --           1,669           $  190,449      1.39%             --

                                     FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/CORE BOND INDEX (S)
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $121.12             --                  --         --            5.25%
         Highest contract charge 1.45% Class B         $111.02             --                  --         --             4.25%
         All contract charges                               --          1,128            $127,022       2.18%              --
  2009   Lowest contract charge 0.50% Class B          $115.08             --                  --         --             2.18%
         Highest contract charge 1.45% Class B         $106.50             --                  --         --             1.20%
         All contract charges                               --          1,163            $125,579       2.75%              --
  2008   Lowest contract charge 0.50% Class B          $112.63             --                  --         --            (9.40)%
         Highest contract charge 1.45% Class B         $105.24             --                  --         --           (10.26)%
         All contract charges                               --            993            $105,935       4.16%              --
  2007   Lowest contract charge 0.50% Class B          $124.31             --                  --         --             2.58%
         Highest contract charge 1.45% Class B         $117.27             --                  --         --             1.60%
         All contract charges                               --          1,164            $138,131       4.62%              --
  2006   Lowest contract charge 0.50% Class B          $121.18             --                  --         --             3.54%
         Highest contract charge 1.45% Class B         $115.42             --                  --         --             2.56%
         All contract charges                               --          1,009            $117,710       4.54%              --

EQ/DAVIS NEW YORK VENTURE
-------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (d)      $ 86.53             --                  --         --            11.19%
         Highest contract charge 1.45% Class B (d)     $ 83.57             --                  --         --            10.14%
         All contract charges                               --            332            $ 28,092       0.85%              --
  2009   Lowest contract charge 0.50% Class B (d)      $ 77.82             --                  --         --            32.01%
         Highest contract charge 1.45% Class B (d)     $ 75.88             --                  --         --            30.76%
         All contract charges                               --            281            $ 21,535       1.99%              --
  2008   Lowest contract charge 0.50% Class B (d)      $ 58.95             --                  --         --           (39.51)%
         Highest contract charge 1.45% Class B (d)     $ 58.03             --                  --         --           (40.09)%
         All contract charges                               --            187            $ 10,886       0.78%              --
  2007   Lowest contract charge 0.50% Class B (d)      $ 97.46             --                  --         --            (2.54)%
         Highest contract charge 1.45% Class B (d)     $ 96.87             --                  --         --            (3.13)%
         All contract charges                               --             64            $  6,154       1.15%              --
  2006   Lowest contract charge 0.50% Class B (a)      $108.48             --                  --         --             8.48%
         Highest contract charge 1.45% Class B (a)     $108.47             --                  --         --             8.47%
         All contract charges                               --              3            $    331       0.96%              --

EQ/EQUITY 500 INDEX
-------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 96.77             --                  --         --            14.09%
         Highest contract charge 1.45% Class A         $106.14             --                  --         --            13.00%
         All contract charges                               --          2,548            $703,946       1.65%              --
  2009   Lowest contract charge 0.50% Class A (b)      $ 84.82             --                  --         --            25.55%
         Highest contract charge 1.45% Class A         $ 93.93             --                  --         --            24.34%
         All contract charges                               --          2,660            $651,857       2.22%              --
  2008   Lowest contract charge 0.50% Class A (b)      $ 67.56             --                  --         --           (37.48)%
         Highest contract charge 1.45% Class A         $ 75.54             --                  --         --           (38.07)%
         All contract charges                               --          2,707            $534,905       1.87%              --
  2007   Lowest contract charge 0.50% Class A (b)      $108.06             --                  --         --             4.69%
         Highest contract charge 1.45% Class A         $121.98             --                  --         --             3.68%
         All contract charges                               --          2,858            $914,617       1.54%              --
  2006   Lowest contract charge 0.50% Class A (b)      $103.22             --                  --         --             3.22%
         Highest contract charge 1.45% Class A         $117.65             --                  --         --            13.71%
         All contract charges                               --          3,024            $934,535       1.75%              --

                                     FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/EQUITY 500 INDEX
-------------------
       Unit Value 0.50% to 1.30%*
  2010 Lowest contract charge 0.50% Class B            $ 95.91             --                  --         --            13.80%
       Highest contract charge 1.30% Class B (c)       $ 92.64             --                  --         --            12.91%
       All contract charges                                 --            909            $ 91,565       1.65%              --
  2009 Lowest contract charge 0.50% Class B            $ 84.28             --                  --         --            25.25%
       Highest contract charge 1.30% Class B (c)       $ 82.05             --                  --         --            24.24%
       All contract charges                                 --            891            $ 79,695       2.22%              --
  2008 Lowest contract charge 0.50% Class B            $ 67.29             --                  --         --           (37.64)%
       Highest contract charge 1.30% Class B (c)       $ 66.04             --                  --         --           (38.13)%
       All contract charges                                 --            852            $ 61,956       1.87%              --
  2007 Lowest contract charge 0.50% Class B            $107.91             --                  --         --             4.43%
       Highest contract charge 1.30% Class B (c)       $106.74             --                  --         --             3.60%
       All contract charges                                 --            902            $106,809       1.54%              --
  2006 Lowest contract charge 0.50% Class B            $103.33             --                  --         --            14.52%
       Highest contract charge 1.30% Class B (c)       $103.03             --                  --         --             3.03%
       All contract charges                                 --            894            $102,360       1.75%              --

EQ/EQUITY GROWTH PLUS
---------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B            $157.83             --                  --         --            14.68%
       Highest contract charge 1.45% Class B           $144.44             --                  --         --            13.59%
       All contract charges                                 --          2,551            $371,771       0.29%              --
  2009 Lowest contract charge 0.50% Class B            $137.63             --                  --         --            27.18%
       Highest contract charge 1.45% Class B           $127.16             --                  --         --            25.96%
       All contract charges                                 --          2,765            $354,268       0.90%              --
  2008 Lowest contract charge 0.50% Class B            $108.22             --                  --         --           (40.59)%
       Highest contract charge 1.45% Class B           $100.95             --                  --         --           (41.16)%
       All contract charges                                 --          2,670            $271,576       0.99%              --
  2007 Lowest contract charge 0.50% Class B            $182.16             --                  --         --            13.47%
       Highest contract charge 1.45% Class B           $171.57             --                  --         --            12.39%
       All contract charges                                 --          2,374            $411,149       0.18%              --
  2006 Lowest contract charge 0.50% Class B            $160.53             --                  --         --             8.78%
       Highest contract charge 1.45% Class B           $152.66             --                  --         --             7.74%
       All contract charges                                 --          2,089            $321,846       0.74%              --

EQ/FRANKLIN CORE BALANCED
-------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B (a)        $103.63             --                  --         --            10.75%
       Highest contract charge 1.45% Class B (a)       $ 99.43             --                  --         --             9.68%
       All contract charges                                 --            785            $ 78,731       3.04%              --
  2009 Lowest contract charge 0.50% Class B (a)        $ 93.57             --                  --         --            29.87%
       Highest contract charge 1.45% Class B (a)       $ 90.65             --                  --         --            28.64%
       All contract charges                                 --            850            $ 77,384       5.79%              --
  2008 Lowest contract charge 0.50% Class B (a)        $ 72.05             --                  --         --           (32.14)%
       Highest contract charge 1.45% Class B (a)       $ 70.47             --                  --         --           (32.79)%
       All contract charges                                 --            845            $ 59,776       6.17%              --
  2007 Lowest contract charge 0.50% Class B (a)        $106.18             --                  --         --             1.55%
       Highest contract charge 1.45% Class B (a)       $104.85             --                  --         --             0.57%
       All contract charges                                 --            825            $ 86,650       4.64%              --
  2006 Lowest contract charge 0.50% Class B (a)        $104.56             --                  --         --             4.56%
       Highest contract charge 1.45% Class B (a)       $104.26             --                  --         --             4.26%
       All contract charges                                 --            122            $ 12,767       2.55%              --

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B (d)        $ 84.35             --                  --         --             9.84%
       Highest contract charge 1.45% Class B (d)       $ 81.46             --                  --         --             8.79%
       All contract charges                                 --            593            $ 48,725       2.10%              --
  2009 Lowest contract charge 0.50% Class B (d)        $ 76.79             --                  --         --            27.81%
       Highest contract charge 1.45% Class B (d)       $ 74.88             --                  --         --            26.59%
       All contract charges                                 --            562            $ 42,403       2.59%              --
  2008 Lowest contract charge 0.50% Class B (d)        $ 60.08             --                  --         --           (37.20)%
       Highest contract charge 1.45% Class B (d)       $ 59.15             --                  --         --           (37.80)%
       All contract charges                                 --            501            $ 29,735       4.75%              --
  2007 Lowest contract charge 0.50% Class B (d)        $ 95.67             --                  --         --            (4.33)%
       Highest contract charge 1.45% Class B (d)       $ 95.10             --                  --         --            (4.90)%
       All contract charges                                 --            292            $ 27,827       2.48%              --

EQ/GAMCO MERGERS & ACQUISITIONS
-------------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B            $131.72             --                  --         --             9.08%
       Highest contract charge 1.45% Class B           $124.75             --                  --         --             8.04%
       All contract charges                                 --            151            $ 18,664       0.00%              --
  2009 Lowest contract charge 0.50% Class B            $120.76             --                  --         --            16.04%
       Highest contract charge 1.45% Class B           $115.47             --                  --         --            14.93%
       All contract charges                                 --            120            $ 13,875         --               --
  2008 Lowest contract charge 0.50% Class B            $104.07             --                  --         --           (14.25)%
       Highest contract charge 1.45% Class B           $100.47             --                  --         --           (15.07)%
       All contract charges                                 --            115            $ 11,611       0.51%              --
  2007 Lowest contract charge 0.50% Class B            $121.36             --                  --         --             2.90%
       Highest contract charge 1.45% Class B           $118.30             --                  --         --             1.91%
       All contract charges                                 --            108            $ 12,892       0.81%              --
  2006 Lowest contract charge 0.50% Class B            $117.94             --                  --         --            11.65%
       Highest contract charge 1.45% Class B           $116.08             --                  --         --            10.58%
       All contract charges                                 --             65            $  7,591       6.42%              --

EQ/GAMCO SMALL COMPANY VALUE
----------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B            $194.05             --                  --         --            31.98%
       Highest contract charge 1.45% Class B           $182.80             --                  --         --            30.72%
       All contract charges                                 --          1,887            $341,922       0.39%              --
  2009 Lowest contract charge 0.50% Class B            $147.03             --                  --         --            40.75%
       Highest contract charge 1.45% Class B           $139.84             --                  --         --            39.39%
       All contract charges                                 --          1,474            $205,125       0.47%              --
  2008 Lowest contract charge 0.50% Class B            $104.46             --                  --         --           (31.01)%
       Highest contract charge 1.45% Class B           $100.32             --                  --         --           (31.66)%
       All contract charges                                 --          1,113            $111,588       0.62%              --
  2007 Lowest contract charge 0.50% Class B            $151.41             --                  --         --             8.75%
       Highest contract charge 1.45% Class B           $146.80             --                  --         --             7.70%
       All contract charges                                 --            866            $127,593       0.52%              --
  2006 Lowest contract charge 0.50% Class B            $139.23             --                  --         --            18.24%
       Highest contract charge 1.45% Class B           $136.30             --                  --         --            17.12%
       All contract charges                                 --            484            $ 66,227       1.54%              --

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/GLOBAL BOND PLUS
-------------------
         Unit Value 0.50% to 1.45%
  2010   Lowest contract charge 0.50% Class B          $124.32             --                  --          --            5.78%
         Highest contract charge 1.45% Class B         $118.22             --                  --          --            4.76%
         All contract charges                               --            613            $ 73,535        2.99%             --
  2009   Lowest contract charge 0.50% Class B          $117.53             --                  --          --            1.46%
         Highest contract charge 1.45% Class B         $112.85             --                  --          --            0.49%
         All contract charges                               --            507            $ 57,768        0.80%             --
  2008   Lowest contract charge 0.50% Class B          $115.84             --                  --          --            5.94%
         Highest contract charge 1.45% Class B         $112.30             --                  --          --            4.94%
         All contract charges                               --            483            $ 54,607       19.47%             --
  2007   Lowest contract charge 0.50% Class B          $109.34             --                  --          --            8.76%
         Highest contract charge 1.45% Class B         $107.01             --                  --          --            7.72%
         All contract charges                               --            213            $ 22,866        3.57%             --
  2006   Lowest contract charge 0.50% Class B          $100.53             --                  --          --            2.90%
         Highest contract charge 1.45% Class B         $ 99.34             --                  --          --            1.92%
         All contract charges                               --             77            $  7,685        0.47%             --

EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
         Unit Value 0.50% to 2.75%*
  2010   Lowest contract charge 0.50% Class B          $241.20             --                  --          --           10.90%
         Highest contract charge 1.45% Class B         $254.37             --                  --          --            9.84%
         All contract charges                               --          2,335            $448,383        1.13%             --
  2009   Lowest contract charge 0.50% Class B          $217.50             --                  --          --           49.31%
         Highest contract charge 1.45% Class B         $231.58             --                  --          --           47.89%
         All contract charges                               --          2,370            $413,743        1.34%             --
  2008   Lowest contract charge 0.50% Class B          $145.67             --                  --          --          (57.56)%
         Highest contract charge 1.45% Class B         $156.59             --                  --          --          (57.97)%
         All contract charges                               --          2,129            $253,220        0.14%             --
  2007   Lowest contract charge 0.50% Class B          $343.25             --                  --          --           41.30%
         Highest contract charge 1.45% Class B         $372.58             --                  --          --           39.95%
         All contract charges                               --          2,232            $634,802          --              --
  2006   Lowest contract charge 0.50% Class B          $242.92             --                  --          --           36.37%
         Highest contract charge 1.45% Class B         $266.22             --                  --          --           35.07%
         All contract charges                               --          2,029            $410,513        0.43%             --

EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $112.11             --                  --          --            3.96%
         Highest contract charge 1.45% Class A         $139.56             --                  --          --            2.96%
         All contract charges                               --            441            $ 74,135        1.34%             --
  2009   Lowest contract charge 0.50% Class A (b)      $107.84             --                  --          --           (2.52)%
         Highest contract charge 1.45% Class A         $135.54             --                  --          --           (3.45)%
         All contract charges                               --            480            $ 78,061        1.17%             --
  2008   Lowest contract charge 0.50% Class A (b)      $110.63             --                  --          --            3.33%
         Highest contract charge 1.45% Class A         $140.38             --                  --          --            2.35%
         All contract charges                               --            531            $ 89,495        3.33%             --
  2007   Lowest contract charge 0.50% Class A (b)      $107.06             --                  --          --            6.59%
         Highest contract charge 1.45% Class A         $137.16             --                  --          --            5.57%
         All contract charges                               --            554            $ 90,855        4.50%             --
  2006   Lowest contract charge 0.50% Class A (b)      $100.44             --                  --          --            0.44%
         Highest contract charge 1.45% Class A         $129.92             --                  --          --            1.89%
         All contract charges                               --            586            $ 91,303        4.00%             --

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $141.57             --                  --         --             3.70%
         Highest contract charge 1.30% Class B (c)     $107.32             --                  --         --             2.87%
         All contract charges                               --            177            $ 23,904       1.34%              --
  2009   Lowest contract charge 0.50% Class B          $136.52             --                  --         --            (2.76)%
         Highest contract charge 1.30% Class B (c)     $104.32             --                  --         --            (3.52)%
         All contract charges                               --            189            $ 25,089       1.17%              --
  2008   Lowest contract charge 0.50% Class B          $140.40             --                  --         --             3.08%
         Highest contract charge 1.30% Class B (c)     $108.13             --                  --         --             2.26%
         All contract charges                               --            220            $ 30,638       3.33%              --
  2007   Lowest contract charge 0.50% Class B          $136.21             --                  --         --             6.32%
         Highest contract charge 1.30% Class B (c)     $105.74             --                  --         --             5.48%
         All contract charges                               --            225            $ 30,902       4.50%              --
  2006   Lowest contract charge 0.50% Class B          $128.11             --                  --         --             2.61%
         Highest contract charge 1.30% Class B (c)     $100.25             --                  --         --             0.25%
         All contract charges                               --            254            $ 32,922       4.00%              --

EQ/INTERNATIONAL CORE PLUS
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $117.07             --                  --         --             8.68%
         Highest contract charge 1.45% Class B         $147.29             --                  --         --             7.64%
         All contract charges                               --          1,247            $148,586       1.90%              --
  2009   Lowest contract charge 0.50% Class B          $107.72             --                  --         --            34.65%
         Highest contract charge 1.45% Class B         $136.84             --                  --         --            33.37%
         All contract charges                               --          1,120            $124,727       3.37%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.00             --                  --         --           (45.13)%
         Highest contract charge 1.45% Class B         $102.60             --                  --         --           (45.66)%
         All contract charges                               --            889            $ 75,314       1.61%              --
  2007   Lowest contract charge 0.50% Class B          $145.80             --                  --         --            14.65%
         Highest contract charge 1.45% Class B         $188.80             --                  --         --            13.54%
         All contract charges                               --            748            $117,043       0.41%              --
  2006   Lowest contract charge 0.50% Class B          $127.17             --                  --         --            18.65%
         Highest contract charge 1.45% Class B         $166.28             --                  --         --            17.52%
         All contract charges                               --            714            $ 98,514       1.40%              --

EQ/INTERNATIONAL GROWTH
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $155.13             --                  --         --            14.37%
         Highest contract charge 1.45% Class B         $146.92             --                  --         --            14.87%
         All contract charges                               --            448            $ 65,388       0.99%              --
  2009   Lowest contract charge 0.50% Class B          $135.64             --                  --         --            36.55%
         Highest contract charge 1.45% Class B         $127.90             --                  --         --            35.26%
         All contract charges                               --            353            $ 45,543       1.34%              --
  2008   Lowest contract charge 0.50% Class B          $ 99.33             --                  --         --           (40.58)%
         Highest contract charge 1.45% Class B         $ 95.89             --                  --         --           (41.15)%
         All contract charges                               --            269            $ 25,877       0.98%              --
  2007   Lowest contract charge 0.50% Class B          $167.16             --                  --         --            15.63%
         Highest contract charge 1.45% Class B         $162.94             --                  --         --            14.51%
         All contract charges                               --            227            $ 37,401       0.70%              --
  2006   Lowest contract charge 0.50% Class B          $144.57             --                  --         --            25.01%
         Highest contract charge 1.45% Class B         $142.29             --                  --         --            23.82%
         All contract charges                               --             88            $ 12,581       1.19%              --

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $116.66             --                  --         --            11.76%
         Highest contract charge 1.45% Class B         $104.20             --                  --         --            10.70%
         All contract charges                               --            384            $ 49,132       1.33%              --
  2009   Lowest contract charge 0.50% Class B          $104.38             --                  --         --            31.64%
         Highest contract charge 1.45% Class B         $ 94.13             --                  --         --            30.39%
         All contract charges                               --            376            $ 43,960       1.50%              --
  2008   Lowest contract charge 0.50% Class B          $ 79.29             --                  --         --           (40.07)%
         Highest contract charge 1.45% Class B         $ 72.19             --                  --         --           (40.65)%
         All contract charges                               --            380            $ 34,198       1.82%              --
  2007   Lowest contract charge 0.50% Class B          $132.31             --                  --         --            (1.71)%
         Highest contract charge 1.45% Class B         $121.64             --                  --         --            (2.65)%
         All contract charges                               --            431            $ 64,820       1.36%              --
  2006   Lowest contract charge 0.50% Class B          $134.61             --                  --         --            19.78%
         Highest contract charge 1.45% Class B         $124.95             --                  --         --            18.64%
         All contract charges                               --            445            $ 68,748       4.40%              --

EQ/LARGE CAP CORE PLUS
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 95.11             --                  --         --            13.61%
         Highest contract charge 1.45% Class B         $ 90.62             --                  --         --            12.53%
         All contract charges                               --            173            $ 16,084       1.05%              --
  2009   Lowest contract charge 0.50% Class B          $ 83.72             --                  --         --            25.88%
         Highest contract charge 1.45% Class B         $ 80.53             --                  --         --            24.68%
         All contract charges                               --            163            $ 13,328       4.70%              --
  2008   Lowest contract charge 0.50% Class B          $ 66.51             --                  --         --           (37.71)%
         Highest contract charge 1.45% Class B         $ 64.59             --                  --         --           (38.32)%
         All contract charges                               --            150            $  9,852       0.37%              --
  2007   Lowest contract charge 0.50% Class B          $106.78             --                  --         --             3.37%
         Highest contract charge 1.45% Class B         $104.71             --                  --         --             2.37%
         All contract charges                               --            146            $ 15,557       1.23%              --
  2006   Lowest contract charge 0.50% Class B          $103.30             --                  --         --            12.38%
         Highest contract charge 1.45% Class B         $102.29             --                  --         --            11.31%
         All contract charges                               --            158            $ 16,368       0.83%              --

EQ/LARGE CAP GROWTH INDEX
-------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 74.39             --                  --         --            15.37%
         Highest contract charge 1.45% Class B         $ 74.09             --                  --         --            14.27%
         All contract charges                               --          1,628            $123,033       0.96%              --
  2009   Lowest contract charge 0.50% Class B          $ 64.48             --                  --         --            35.52%
         Highest contract charge 1.45% Class B         $ 64.84             --                  --         --            34.24%
         All contract charges                               --          1,755            $115,833       2.19%              --
  2008   Lowest contract charge 0.50% Class B          $ 47.58             --                  --         --           (36.59)%
         Highest contract charge 1.45% Class B         $ 48.30             --                  --         --           (37.20)%
         All contract charges                               --          1,741            $ 85,377       0.14%              --
  2007   Lowest contract charge 0.50% Class B          $ 75.03             --                  --         --            13.41%
         Highest contract charge 1.45% Class B         $ 76.91             --                  --         --            12.33%
         All contract charges                               --          1,870            $145,854       0.00%              --
  2006   Lowest contract charge 0.50% Class B          $ 66.16             --                  --         --            (1.04)%
         Highest contract charge 1.45% Class B         $ 68.47             --                  --         --            (1.98)%
         All contract charges                               --          2,111            $146,204         --               --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/LARGE CAP GROWTH PLUS
------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B         $ 65.22              --                    --        --           13.88%
         Highest contract charge 1.45% Class B        $ 99.94              --                    --        --           12.80%
         All contract charges                              --           1,626            $  240,110      0.37%             --
  2009   Lowest contract charge 0.50% Class B         $ 57.27              --                    --        --           34.18%
         Highest contract charge 1.45% Class B        $ 88.60              --                    --        --           32.89%
         All contract charges                              --           1,746            $  229,113      1.30%             --
  2008   Lowest contract charge 0.50% Class B         $ 42.68              --                    --        --          (38.55)%
         Highest contract charge 1.45% Class B        $ 66.67              --                    --        --          (39.13)%
         All contract charges                              --           1,840            $  181,508      0.11%             --
  2007   Lowest contract charge 0.50% Class B         $ 69.45              --                    --        --           15.04%
         Highest contract charge 1.45% Class B        $109.53              --                    --        --           13.94%
         All contract charges                              --           1,998            $  323,002      0.34%             --
  2006   Lowest contract charge 0.50% Class B         $ 60.37              --                    --        --            7.24%
         Highest contract charge 1.45% Class B        $ 96.13              --                    --        --            6.22%
         All contract charges                              --           2,215            $  314,252        --              --

EQ/LARGE CAP VALUE INDEX
------------------------
         Unit Value 0.50% to 1.45%
  2010   Lowest contract charge 0.50% Class B         $ 61.79              --                    --        --           14.04%
         Highest contract charge 1.45% Class B        $ 58.76              --                    --        --           12.97%
         All contract charges                              --             276            $   16,209      1.51%             --
  2009   Lowest contract charge 0.50% Class B         $ 54.18              --                    --        --           18.56%
         Highest contract charge 1.45% Class B        $ 52.01              --                    --        --           17.40%
         All contract charges                              --             268            $   14,005     10.00%             --
  2008   Lowest contract charge 0.50% Class B         $ 45.70              --                    --        --          (56.92)%
         Highest contract charge 1.45% Class B        $ 44.30              --                    --        --          (57.33)%
         All contract charges                              --             198            $    8,765      1.43%             --
  2007   Lowest contract charge 0.50% Class B         $106.08              --                    --        --           (6.41)%
         Highest contract charge 1.45% Class B        $103.83              --                    --        --           (7.29)%
         All contract charges                              --             201            $   20,937      0.00%             --
  2006   Lowest contract charge 0.50% Class B         $113.34              --                    --        --            6.30%
         Highest contract charge 1.45% Class B        $112.00              --                    --        --            5.29%
         All contract charges                              --             168            $   18,866      0.05%             --

EQ/LARGE CAP VALUE PLUS
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (i)     $118.77              --                    --        --           12.34%
         Highest contract charge 1.45% Class A (i)    $105.70              --                    --        --           11.26%
         All contract charges                              --           7,115            $  712,720      1.35%             --
  2009   Lowest contract charge 0.50% Class A (i)     $105.72              --                    --        --           20.01%
         Highest contract charge 1.45% Class A (i)    $ 95.00              --                    --        --           18.87%
         All contract charges                              --           7,826            $  703,519      2.43%             --
  2008   Lowest contract charge 0.50% Class A (i)     $ 88.09              --                    --        --          (43.29)%
         Highest contract charge 1.45% Class A (i)    $ 79.92              --                    --        --          (43.83)%
         All contract charges                              --           8,288            $  607,794      3.00%             --
  2007   Lowest contract charge 0.50% Class A (i)     $155.34              --                    --        --           (5.17)%
         Highest contract charge 1.45% Class A (i)    $142.29              --                    --        --           (5.52)%
         All contract charges                              --           9,387            $1,261,004      2.66%             --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/LARGE CAP VALUE PLUS (H)
---------------------------

         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $117.56             --                  --         --            12.12%
         Highest contract charge 1.30% Class B         $ 72.56             --                  --         --            11.24%
         All contract charges                               --            994            $101,850       1.35%              --
  2009   Lowest contract charge 0.50% Class B          $104.86             --                  --         --            19.84%
         Highest contract charge 1.30% Class B         $ 65.23             --                  --         --            18.88%
         All contract charges                               --          1,154            $106,366       2.43%              --
  2008   Lowest contract charge 0.50% Class B          $ 87.50             --                  --         --           (43.61)%
         Highest contract charge 1.30% Class B         $ 54.87             --                  --         --           (44.06)%
         All contract charges                               --          1,368            $124,290       3.00%              --
  2007   Lowest contract charge 0.50% Class B          $155.18             --                  --         --            (5.03)%
         Highest contract charge 1.30% Class B         $ 98.09             --                  --         --            (5.79)%
         All contract charges                               --          1,726            $239,219       2.66%              --
  2006   Lowest contract charge 0.50% Class B          $163.40             --                  --         --            20.78%
         Highest contract charge 1.45% Class B         $151.12             --                  --         --            19.63%
         All contract charges                               --          3,483            $500,340       1.68%              --

EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------

         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $110.97             --                  --         --            16.89%
         Highest contract charge 1.45% Class B         $105.09             --                  --         --            15.78%
         All contract charges                               --            188            $ 19,871       0.50%              --
  2009   Lowest contract charge 0.50% Class B          $ 94.93             --                  --         --            17.52%
         Highest contract charge 1.45% Class B         $ 90.77             --                  --         --            16.40%
         All contract charges                               --            157            $ 14,310       0.75%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.78             --                  --         --           (36.88)%
         Highest contract charge 1.45% Class B         $ 77.98             --                  --         --           (37.49)%
         All contract charges                               --            135            $ 10,625       1.57%              --
  2007   Lowest contract charge 0.50% Class B          $127.98             --                  --         --             2.95%
         Highest contract charge 1.45% Class B         $124.75             --                  --         --             1.97%
         All contract charges                               --            130            $ 16,386       1.18%              --
  2006   Lowest contract charge 0.50% Class B          $124.31             --                  --         --            16.63%
         Highest contract charge 1.45% Class B         $122.34             --                  --         --            15.51%
         All contract charges                               --             95            $ 11,695       1.50%              --

EQ/LORD ABBETT LARGE CAP CORE
-----------------------------

         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $127.57             --                  --         --            13.40%
         Highest contract charge 1.45% Class B         $120.82             --                  --         --            12.32%
         All contract charges                               --            340            $ 40,755       0.44%              --
  2009   Lowest contract charge 0.50% Class B          $112.50             --                  --         --            24.89%
         Highest contract charge 1.45% Class B         $107.57             --                  --         --            23.70%
         All contract charges                               --            227            $ 24,207       0.81%              --
  2008   Lowest contract charge 0.50% Class B          $ 90.08             --                  --         --           (31.32)%
         Highest contract charge 1.45% Class B         $ 86.96             --                  --         --           (31.98)%
         All contract charges                               --            104            $  9,067       1.30%              --
  2007   Lowest contract charge 0.50% Class B          $131.15             --                  --         --            10.12%
         Highest contract charge 1.45% Class B         $127.84             --                  --         --             9.07%
         All contract charges                               --             54            $  7,108       0.82%              --
  2006   Lowest contract charge 0.50% Class B          $119.10             --                  --         --            12.13%
         Highest contract charge 1.45% Class B         $117.21             --                  --         --            11.06%
         All contract charges                               --             35            $  4,131       1.24%              --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/MID CAP INDEX
----------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $127.87             --                  --         --            25.12%
         Highest contract charge 1.45% Class B         $113.13             --                  --         --            23.93%
         All contract charges                               --          2,915            $331,992       0.76%              --
  2009   Lowest contract charge 0.50% Class B          $102.20             --                  --         --            35.58%
         Highest contract charge 1.45% Class B         $ 91.29             --                  --         --            34.29%
         All contract charges                               --          2,983            $274,329       1.14%              --
  2008   Lowest contract charge 0.50% Class B          $ 75.38             --                  --         --           (49.53)%
         Highest contract charge 1.45% Class B         $ 67.98             --                  --         --           (50.02)%
         All contract charges                               --          2,796            $192,207       0.92%              --
  2007   Lowest contract charge 0.50% Class B          $149.37             --                  --         --             7.48%
         Highest contract charge 1.45% Class B         $136.02             --                  --         --             6.46%
         All contract charges                               --          2,644            $364,141         --               --
  2006   Lowest contract charge 0.50% Class B          $138.97             --                  --         --            10.97%
         Highest contract charge 1.45% Class B         $127.77             --                  --         --             9.91%
         All contract charges                               --          2,461            $318,026       3.32%              --

EQ/MID CAP VALUE PLUS (J)(K)(L)
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $178.03             --                  --         --            21.85%
         Highest contract charge 1.45% Class B         $128.33             --                  --         --            20.69%
         All contract charges                               --          3,090            $493,736       1.01%              --
  2009   Lowest contract charge 0.50% Class B          $146.11             --                  --         --            35.17%
         Highest contract charge 1.45% Class B         $106.33             --                  --         --            33.88%
         All contract charges                               --          3,356            $444,470       1.36%              --
  2008   Lowest contract charge 0.50% Class B          $108.09             --                  --         --           (39.87)%
         Highest contract charge 1.45% Class B         $ 79.42             --                  --         --           (40.45)%
         All contract charges                               --          2,463            $244,404       1.43%              --
  2007   Lowest contract charge 0.50% Class B          $179.75             --                  --         --            (2.09)%
         Highest contract charge 1.45% Class B         $133.36             --                  --         --            (3.03)%
         All contract charges                               --          2,763            $458,308       1.01%              --
  2006   Lowest contract charge 0.50% Class B          $183.59             --                  --         --            11.92%
         Highest contract charge 1.45% Class B         $137.53             --                  --         --            10.86%
         All contract charges                               --          2,889            $493,560       0.31%              --

EQ/MONEY MARKET +
-----------------
         Unit Value 0.50% to 1.49%*
  2010   Lowest contract charge 0.50% Class A (b)      $106.54             --                  --         --            (0.40)%
         Highest contract charge 1.49% Class A         $ 36.15             --                  --         --            (0.85)%
         All contract charges                               --          1,522            $ 75,400       0.06%              --
  2009   Lowest contract charge 0.50% Class A (b)      $106.97             --                  --         --            (0.21)%
         Highest contract charge 1.49% Class A         $ 36.46             --                  --         --            (1.43)%
         All contract charges                               --          1,888            $ 95,425       0.17%              --
  2008   Lowest contract charge 0.50% Class A (b)      $107.20             --                  --         --             1.85%
         Highest contract charge 1.49% Class A         $ 36.99             --                  --         --             1.04%
         All contract charges                               --          2,804            $139,434       2.82%              --
  2007   Lowest contract charge 0.50% Class A (b)      $105.25             --                  --         --             4.46%
         Highest contract charge 1.49% Class A         $ 36.61             --                  --         --             3.62%
         All contract charges                               --          3,066            $147,228       4.79%              --
  2006   Lowest contract charge 0.50% Class A (b)      $100.76             --                  --         --             0.76%
         Highest contract charge 1.49% Class A         $ 35.33             --                  --         --             3.35%
         All contract charges                               --          2,357            $111,741       4.59%              --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/MONEY MARKET
---------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $117.46            --                   --         --            (0.49)%
         Highest contract charge 1.30% Class B (c)     $102.12            --                   --         --            (1.28)%
         All contract charges                               --           328             $ 37,487       0.06%              --
  2009   Lowest contract charge 0.50% Class B          $118.04            --                   --         --            (0.51)%
         Highest contract charge 1.30% Class B (c)     $103.45            --                   --         --            (1.29)%
         All contract charges                               --           380             $ 44,026       0.17%              --
  2008   Lowest contract charge 0.50% Class B          $118.64            --                   --         --             1.60%
         Highest contract charge 1.30% Class B (c)     $104.80            --                   --         --             0.80%
         All contract charges                               --           466             $ 55,344       2.82%              --
  2007   Lowest contract charge 0.50% Class B          $116.77            --                   --         --             4.18%
         Highest contract charge 1.30% Class B (c)     $103.97            --                   --         --             3.35%
         All contract charges                               --           368             $ 44,041       4.79%              --
  2006   Lowest contract charge 0.50% Class B          $112.08            --                   --         --             3.96%
         Highest contract charge 1.30% Class B (c)     $100.60            --                   --         --             0.60%
         All contract charges                               --           293             $ 33,856       4.59%              --

EQ/MONTAG & CALDWELL GROWTH
---------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $131.79            --                   --         --             7.68%
         Highest contract charge 1.45% Class B         $124.15            --                   --         --             6.65%
         All contract charges                               --           325             $ 40,465       0.61%              --
  2009   Lowest contract charge 0.50% Class B          $122.39            --                   --         --            29.09%
         Highest contract charge 1.45% Class B         $116.41            --                   --         --            27.85%
         All contract charges                               --           287             $ 33,366       0.44%              --
  2008   Lowest contract charge 0.50% Class B          $ 94.81            --                   --         --           (33.23)%
         Highest contract charge 1.45% Class B         $ 91.05            --                   --         --           (33.86)%
         All contract charges                               --           216             $ 19,750       0.25%              --
  2007   Lowest contract charge 0.50% Class B          $141.99            --                   --         --            20.21%
         Highest contract charge 1.45% Class B         $137.67            --                   --         --            19.06%
         All contract charges                               --           106             $ 14,637       0.46%              --
  2006   Lowest contract charge 0.50% Class B          $118.12            --                   --         --             7.41%
         Highest contract charge 1.45% Class B         $115.63            --                   --         --             6.39%
         All contract charges                               --            32             $  3,686       0.21%              --

EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $177.66            --                   --         --            31.64%
         Highest contract charge 1.45% Class B         $168.26            --                   --         --            30.38%
         All contract charges                               --           997             $166,171       0.12%              --
  2009   Lowest contract charge 0.50% Class B          $134.96            --                   --         --            56.28%
         Highest contract charge 1.45% Class B         $129.05            --                   --         --            54.79%
         All contract charges                               --           662             $ 84,822       0.00%              --
  2008   Lowest contract charge 0.50% Class B          $ 86.36            --                   --         --           (47.59)%
         Highest contract charge 1.45% Class B         $ 83.37            --                   --         --           (48.09)%
         All contract charges                               --           384             $ 32,050       0.00%              --
  2007   Lowest contract charge 0.50% Class B          $164.77            --                   --         --            21.80%
         Highest contract charge 1.45% Class B         $160.61            --                   --         --            20.63%
         All contract charges                               --           286             $ 45,962       0.34%              --
  2006   Lowest contract charge 0.50% Class B          $135.28            --                   --         --             8.71%
         Highest contract charge 1.45% Class B         $133.14            --                   --         --             7.68%
         All contract charges                               --           116             $ 15,516       0.47%              --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/MUTUAL LARGE CAP EQUITY
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 92.75             --                  --         --             11.37%
         Highest contract charge 1.45% Class B (a)     $ 88.99             --                  --         --             10.31%
         All contract charges                               --            342            $ 30,620       1.86%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 83.28             --                  --         --             24.50%
         Highest contract charge 1.45% Class B (a)     $ 80.67             --                  --         --             23.31%
         All contract charges                               --            364            $ 29,448       0.19%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 66.89             --                  --         --            (38.41)%
         Highest contract charge 1.45% Class B (a)     $ 65.42             --                  --         --            (39.00)%
         All contract charges                               --            351            $ 23,077       3.77%               --
  2007   Lowest contract charge 0.50% Class B (a)      $108.61             --                  --         --              1.15%
         Highest contract charge 1.45% Class B (a)     $107.25             --                  --         --              0.17%
         All contract charges                               --            337            $ 36,145       0.00%               --
  2006   Lowest contract charge 0.50% Class B (a)      $107.38             --                  --         --              7.38%
         Highest contract charge 1.45% Class B (a)     $107.07             --                  --         --              7.07%
         All contract charges                               --             44            $  4,705       0.43%               --

EQ/OPPENHEIMER GLOBAL
---------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $109.04             --                  --         --             14.61%
         Highest contract charge 1.45% Class B (a)     $104.61             --                  --         --             13.51%
         All contract charges                               --            356            $ 37,232       0.66%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 95.14             --                  --         --             37.92%
         Highest contract charge 1.45% Class B (a)     $ 92.16             --                  --         --             36.61%
         All contract charges                               --            242            $ 22,289       0.70%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 68.98             --                  --         --            (41.04)%
         Highest contract charge 1.45% Class B (a)     $ 67.46             --                  --         --            (41.61)%
         All contract charges                               --            160            $ 10,889       1.37%               --
  2007   Lowest contract charge 0.50% Class B (a)      $116.99             --                  --         --              5.18%
         Highest contract charge 1.45% Class B (a)     $115.53             --                  --         --              4.17%
         All contract charges                               --            114            $ 13,151       0.37%               --
  2006   Lowest contract charge 0.50% Class B (a)      $111.23             --                  --         --             11.23%
         Highest contract charge 1.45% Class B (a)     $110.91             --                  --         --             10.91%
         All contract charges                               --             21            $  2,340       0.05%               --

EQ/PIMCO ULTRA SHORT BOND (M)(N)
--------------------------------
         Unit Value 1.10% to 1.25%*
  2010   Lowest contract charge 1.10% Class A (v)      $100.28             --                  --         --             (0.02)%
         Highest contract charge 1.25% Class A (v)     $100.08             --                  --         --             (0.17)%
         All contract charges                               --              2            $    168       0.33%               --
  2009   Lowest contract charge 1.10% Class A (v)      $100.30             --                  --         --              0.30%
         Highest contract charge 1.25% Class A (v)     $100.25             --                  --         --              0.25%
         All contract charges                               --              2            $    171       1.17%               --

EQ/PIMCO ULTRA SHORT BOND (M)(N)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $113.96             --                  --         --              0.34%
         Highest contract charge 1.45% Class B         $107.93             --                  --         --             (0.62)%
         All contract charges                               --          1,333            $145,853       0.33%               --
  2009   Lowest contract charge 0.50% Class B          $113.57             --                  --         --              7.47%
         Highest contract charge 1.45% Class B         $108.60             --                  --         --              6.44%
         All contract charges                               --          1,345            $147,582       1.17%               --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/PIMCO ULTRA SHORT BOND (M)(N) (CONTINUED)
--------------------------------------------
  2008   Lowest contract charge 0.50% Class B          $105.68             --                  --          --          (4.53)%
         Highest contract charge 1.45% Class B         $102.03             --                  --          --          (5.44)%
         All contract charges                               --            975            $100,324        3.21%            --
  2007   Lowest contract charge 0.50% Class B          $110.69             --                  --          --          10.91%
         Highest contract charge 1.45% Class B         $107.90             --                  --          --           9.86%
         All contract charges                               --            448            $ 48,682        3.10%            --
  2006   Lowest contract charge 0.50% Class B          $ 99.80             --                  --          --          (0.11)%
         Highest contract charge 1.45% Class B         $ 98.22             --                  --          --          (1.06)%
         All contract charges                               --            303            $ 29,905        4.95%            --

EQ/QUALITY BOND PLUS (R)
------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $109.76             --                  --          --           5.93%
         Highest contract charge 1.45% Class A         $141.77             --                  --          --           4.93%
         All contract charges                               --            663            $119,757       10.69%            --
  2009   Lowest contract charge 0.50% Class A (b)      $103.61             --                  --          --           5.75%
         Highest contract charge 1.45% Class A         $135.11             --                  --          --           4.74%
         All contract charges                               --            714            $122,518        3.62%            --
  2008   Lowest contract charge 0.50% Class A (b)      $ 97.98             --                  --          --          (6.79)%
         Highest contract charge 1.45% Class A         $129.00             --                  --          --          (7.69)%
         All contract charges                               --            603            $ 98,734        5.15%            --
  2007   Lowest contract charge 0.50% Class A (b)      $105.12             --                  --          --           4.28%
         Highest contract charge 1.45% Class A         $139.74             --                  --          --           3.27%
         All contract charges                               --            691            $122,544        5.12%            --
  2006   Lowest contract charge 0.50% Class A (b)      $100.81             --                  --          --          (0.81)%
         Highest contract charge 1.45% Class A         $135.31             --                  --          --           2.58%
         All contract charges                               --            694            $119,214        4.01%            --

EQ/QUALITY BOND PLUS (R)
------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $144.85             --                  --          --           5.71%
         Highest contract charge 1.30% Class B (c)     $105.17             --                  --          --           4.88%
         All contract charges                               --            257            $ 35,267       10.69%            --
  2009   Lowest contract charge 0.50% Class B          $137.03             --                  --          --           5.54%
         Highest contract charge 1.30% Class B (c)     $100.28             --                  --          --           4.70%
         All contract charges                               --            266            $ 35,438        3.62%            --
  2008   Lowest contract charge 0.50% Class B          $129.84             --                  --          --          (7.02)%
         Highest contract charge 1.30% Class B (c)     $ 95.78             --                  --          --          (7.74)%
         All contract charges                               --            195            $ 25,267        5.15%            --
  2007   Lowest contract charge 0.50% Class B          $139.64             --                  --          --           4.01%
         Highest contract charge 1.30% Class B (c)     $103.82             --                  --          --           3.18%
         All contract charges                               --            241            $ 33,892        5.12%            --
  2006   Lowest contract charge 0.50% Class B          $134.25             --                  --          --           3.30%
         Highest contract charge 1.30% Class B (c)     $100.62             --                  --          --           0.62%
         All contract charges                               --            246            $ 33,382        4.01%            --

EQ/SMALL COMPANY INDEX (Q)
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $170.86             --                  --          --          25.19%
         Highest contract charge 1.45% Class B         $156.61             --                  --          --          24.00%
         All contract charges                               --          1,249            $194,601        0.97%            --

                                     FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/SMALL COMPANY INDEX (Q) (CONTINUED)
--------------------------------------
  2009   Lowest contract charge 0.50% Class B          $136.48             --                  --         --             25.50%
         Highest contract charge 1.45% Class B         $126.30             --                  --         --             24.30%
         All contract charges                               --          1,263            $158,989       0.00%               --
  2008   Lowest contract charge 0.50% Class B          $108.75             --                  --         --            (34.46)%
         Highest contract charge 1.45% Class B         $101.61             --                  --         --            (35.09)%
         All contract charges                               --          1,079            $110,179       0.86%               --
  2007   Lowest contract charge 0.50% Class B          $165.93             --                  --         --             (2.33)%
         Highest contract charge 1.45% Class B         $156.54             --                  --         --             (3.26)%
         All contract charges                               --          1,028            $162,622       1.40%               --
  2006   Lowest contract charge 0.50% Class B          $169.88             --                  --         --             17.12%
         Highest contract charge 1.45% Class B         $161.81             --                  --         --             16.01%
         All contract charges                               --            903            $147,411       1.37%               --

EQ/T. ROWE PRICE GROWTH STOCK (F)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $111.04             --                  --         --             15.81%
         Highest contract charge 1.45% Class B         $104.60             --                  --         --             14.71%
         All contract charges                               --          1,301            $136,780       0.00%               --
  2009   Lowest contract charge 0.50% Class B          $ 95.88             --                  --         --             41.92%
         Highest contract charge 1.45% Class B         $ 91.19             --                  --         --             40.57%
         All contract charges                               --          1,059            $ 96,907       0.00%               --
  2008   Lowest contract charge 0.50% Class B          $ 67.56             --                  --         --            (42.49)%
         Highest contract charge 1.45% Class B         $ 64.87             --                  --         --            (43.05)%
         All contract charges                               --            804            $ 52,446       0.00%               --
  2007   Lowest contract charge 0.50% Class B          $117.48             --                  --         --              6.69%
         Highest contract charge 1.45% Class B         $113.91             --                  --         --              5.67%
         All contract charges                               --            750            $ 86,072       0.14%               --
  2006   Lowest contract charge 0.50% Class B          $110.11             --                  --         --             (4.49)%
         Highest contract charge 1.45% Class B         $107.80             --                  --         --             (5.40)%
         All contract charges                               --             80            $  8,636         --                --

EQ/TEMPLETON GLOBAL EQUITY
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 89.69             --                  --         --              7.45%
         Highest contract charge 1.45% Class B (a)     $ 86.05             --                  --         --              6.42%
         All contract charges                               --            363            $ 31,436       1.51%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 83.47             --                  --         --             29.39%
         Highest contract charge 1.45% Class B (a)     $ 80.86             --                  --         --             28.15%
         All contract charges                               --            345            $ 27,972       1.63%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 64.51             --                  --         --            (41.12)%
         Highest contract charge 1.45% Class B (a)     $ 63.10             --                  --         --            (41.68)%
         All contract charges                               --            291            $ 18,450       1.69%               --
  2007   Lowest contract charge 0.50% Class B (a)      $109.56             --                  --         --              1.58%
         Highest contract charge 1.45% Class B (a)     $108.19             --                  --         --              0.60%
         All contract charges                               --            276            $ 29,896       0.67%               --
  2006   Lowest contract charge 0.50% Class B (a)      $107.86             --                  --         --              7.86%
         Highest contract charge 1.45% Class B (a)     $107.54             --                  --         --              7.54%
         All contract charges                               --             45            $  4,856       0.45%               --

                                     FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/UBS GROWTH & INCOME
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $120.05           --                   --          --            12.50%
         Highest contract charge 1.45% Class B         $113.09           --                   --          --            11.43%
         All contract charges                               --          206              $22,949        0.73%              --
  2009   Lowest contract charge 0.50% Class B          $106.71           --                   --          --            31.77%
         Highest contract charge 1.45% Class B         $101.49           --                   --          --            30.52%
         All contract charges                               --          207              $20,745        0.00%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.98           --                   --          --           (40.33)%
         Highest contract charge 1.45% Class B         $ 77.76           --                   --          --           (40.90)%
         All contract charges                               --          195              $15,016        1.19%              --
  2007   Lowest contract charge 0.50% Class B          $135.71           --                   --          --             0.66%
         Highest contract charge 1.45% Class B         $131.58           --                   --          --            (0.30)%
         All contract charges                               --          204              $27,120        0.92%              --
  2006   Lowest contract charge 0.50% Class B          $134.82           --                   --          --            13.58%
         Highest contract charge 1.45% Class B         $131.98           --                   --          --            12.50%
         All contract charges                               --          148              $19,665        0.98%              --

EQ/VAN KAMPEN COMSTOCK
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $107.82           --                   --          --            14.64%
         Highest contract charge 1.45% Class B         $102.11           --                   --          --            13.55%
         All contract charges                               --          227              $23,239        1.31%              --
  2009   Lowest contract charge 0.50% Class B          $ 94.05           --                   --          --            27.77%
         Highest contract charge 1.45% Class B         $ 89.93           --                   --          --            26.54%
         All contract charges                               --          210              $18,995        0.00%              --
  2008   Lowest contract charge 0.50% Class B          $ 73.61           --                   --          --           (37.26)%
         Highest contract charge 1.45% Class B         $ 71.07           --                   --          --           (37.86)%
         All contract charges                               --          197              $14,153        1.92%              --
  2007   Lowest contract charge 0.50% Class B          $117.33           --                   --          --            (2.99)%
         Highest contract charge 1.45% Class B         $114.37           --                   --          --            (3.92)%
         All contract charges                               --          199              $22,805        1.69%              --
  2006   Lowest contract charge 0.50% Class B          $120.95           --                   --          --            15.33%
         Highest contract charge 1.45% Class B         $119.04           --                   --          --            14.23%
         All contract charges                               --          152              $18,187        3.08%              --

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $117.54           --                   --          --            16.70%
         Highest contract charge 1.45% Class B         $109.06           --                   --          --            15.59%
         All contract charges                               --          661              $73,829        0.01%              --
  2009   Lowest contract charge 0.50% Class B          $100.72           --                   --          --            39.60%
         Highest contract charge 1.45% Class B         $ 94.35           --                   --          --            38.26%
         All contract charges                               --          484              $46,515        0.19%              --
  2008   Lowest contract charge 0.50% Class B          $ 72.15           --                   --          --           (27.97)%
         Highest contract charge 1.45% Class B         $ 68.24           --                   --          --           (28.66)%
         All contract charges                               --          305              $21,123        0.58%              --
  2007   Lowest contract charge 0.50% Class B          $100.16           --                   --          --            10.77%
         Highest contract charge 1.45% Class B         $ 95.65           --                   --          --             9.72%
         All contract charges                               --          295              $28,671          --               --
  2006   Lowest contract charge 0.50% Class B          $ 90.42           --                   --          --             5.34%
         Highest contract charge 1.45% Class B         $ 87.18           --                   --          --             4.34%
         All contract charges                               --          257              $22,739        2.11%              --

                                     FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                               UNITS
                                                                 UNIT       OUTSTANDING      NET ASSETS     INVESTMENT       TOTAL
                                                                VALUE          (000S)          (000S)     INCOME RATIO**   RETURN***
                                                              ---------     ------------     ----------   --------------   ---------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
---------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class 2 (w)      $117.81          --                 --          --           12.48%
         Highest contract charge 1.34% Service Class 2 (w)     $117.57          --                 --          --           12.28%
         All contract charges                                       --         147            $16,900        2.98%             --

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
---------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Service Class 2 (w)      $102.89          --                 --          --            3.37%
         Highest contract charge 1.20% Service Class 2 (w)     $102.67          --                 --          --            3.16%
         All contract charges                                       --           2            $   192        3.45%             --

FIDELITY(R) VIP MID CAP PORTFOLIO
---------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Service Class 2 (w)      $112.63          --                 --          --           13.50%
         Highest contract charge 1.20% Service Class 2 (w)     $112.39          --                 --          --           13.27%
         All contract charges                                       --          13            $ 1,569        0.28%             --

GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Service Shares (w)       $107.80          --                 --          --            7.99%
         Highest contract charge 1.20% Service Shares (w)      $107.57          --                 --          --            7.77%
         All contract charges                                       --           3            $   377        1.16%             --

INVESCO V.I. FINANCIAL SERVICES FUND
------------------------------------
         Unit Value 1.00% to 1.20%*
  2010   Lowest contract charge 1.00% Series II (w)            $ 93.74          --                 --          --           (4.45)%
         Highest contract charge 1.20% Series II (w)           $ 93.61          --                 --          --           (4.57)%
         All contract charges                                       --          --            $    32        0.00%             --

INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Series II (w)            $109.44          --                 --          --            5.19%
         Highest contract charge 1.34% Series II (w)           $109.21          --                 --          --            5.00%
         All contract charges                                       --          33            $ 3,634        1.16%             --

INVESCO V.I. INTERNATIONAL GROWTH FUND
--------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Series II (w)            $109.72          --                 --          --           11.11%
         Highest contract charge 1.20% Series II (w)           $109.49          --                 --          --           10.89%
         All contract charges                                       --          12            $ 1,264        1.91%             --

INVESCO V.I. MID CAP CORE EQUITY FUND
-------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Series II (w)            $114.89          --                 --          --            9.90%
         Highest contract charge 1.34% Series II (w)           $114.65          --                 --          --            9.70%
         All contract charges                                       --          16            $ 1,938        0.11%             --

INVESCO V.I. SMALL CAP EQUITY FUND
----------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Series II (w)            $124.58          --                 --          --           17.58%
         Highest contract charge 1.34% Series II (w)           $124.31          --                 --          --           17.37%
         All contract charges                                       --           5            $   788        0.00%             --

                                     FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                               UNITS
                                                                 UNIT       OUTSTANDING      NET ASSETS     INVESTMENT       TOTAL
                                                                VALUE          (000S)          (000S)     INCOME RATIO**   RETURN***
                                                              ---------     ------------     ----------   --------------   ---------
IVY FUNDS VIP ENERGY
--------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Common Shares (w)        $128.82          --                 --          --           24.79%
         Highest contract charge 1.34% Common Shares (w)       $128.55          --                 --          --           24.57%
         All contract charges                                       --          29            $ 3,760        0.00%             --

IVY FUNDS VIP HIGH INCOME
-------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Common Shares (y)        $106.45          --                 --          --            4.86%
         Highest contract charge 1.34% Common Shares (y)       $106.22          --                 --          --            4.67%
         All contract charges                                       --          53            $ 5,682        0.00%             --

IVY FUNDS VIP SMALL CAP GROWTH
------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Common Shares (w)        $112.82          --                 --          --           13.52%
         Highest contract charge 1.20% Common Shares (w)       $112.58          --                 --          --           13.30%
         All contract charges                                       --           2            $   268        0.00%             --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------
         Unit Value 0.50% to 1.34%*
  2010   Lowest contract charge 0.50% Service Shares (y)       $113.71          --                 --          --            8.60%
         Highest contract charge 1.34% Service Shares (y)      $113.40          --                 --          --            8.34%
         All contract charges                                       --         144            $16,398        1.82%             --

MFS(R) INTERNATIONAL VALUE PORTFOLIO
------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (w)        $111.39          --                 --          --            7.84%
         Highest contract charge 1.34% Service Class (w)       $111.16          --                 --          --            7.65%
         All contract charges                                       --          55            $ 6,102        0.00%             --

MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (y)        $119.15          --                 --          --           12.10%
         Highest contract charge 1.34% Service Class (y)       $118.90          --                 --          --           11.90%
         All contract charges                                       --           3            $   314        0.00%             --

MFS(R) INVESTORS TRUST SERIES
-----------------------------
         Unit Value 0.90% to 1.34%*
  2010   Lowest contract charge 0.90% Service Class (w)        $115.04          --                 --          --            9.34%
         Highest contract charge 1.34% Service Class (w)       $114.87          --                 --          --            9.20%
         All contract charges                                       --          16            $ 1,748        0.00%             --

MFS(R) TECHNOLOGY PORTFOLIO
---------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (y)        $119.29          --                 --          --           11.34%
         Highest contract charge 1.34% Service Class (y)       $119.04          --                 --          --           11.14%
         All contract charges                                       --          16            $ 1,973        0.00%             --

MFS(R) UTILITIES SERIES
-----------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (y)        $111.03          --                 --          --            9.36%
         Highest contract charge 1.34% Service Class (y)       $110.79          --                 --          --            9.16%
         All contract charges                                       --          19            $ 2,068        0.00%             --

                                     FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER AGGRESSIVE EQUITY (O)(X)
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 99.90              --                 --         --            17.31%
         Highest contract charge 1.45% Class A         $ 71.74              --                 --         --            16.19%
         All contract charges                               --           7,304           $598,009       0.87%              --
  2009   Lowest contract charge 0.50% Class A (b)      $ 85.16              --                 --         --            36.94%
         Highest contract charge 1.45% Class A         $ 61.74              --                 --         --            35.63%
         All contract charges                               --           7,754           $543,315       0.40%              --
  2008   Lowest contract charge 0.50% Class A (b)      $ 62.19              --                 --         --           (46.81)%
         Highest contract charge 1.45% Class A         $ 45.52              --                 --         --           (47.32)%
         All contract charges                               --           7,902           $406,785       0.49%              --
  2007   Lowest contract charge 0.50% Class A (b)      $116.93              --                 --         --            11.11%
         Highest contract charge 1.45% Class A         $ 86.41              --                 --         --            10.03%
         All contract charges                               --           8,900           $867,396       0.10%              --
  2006   Lowest contract charge 0.50% Class A (b)      $105.24              --                 --         --             5.24%
         Highest contract charge 1.45% Class A         $ 78.53              --                 --         --             3.85%
         All contract charges                               --          10,463           $923,899       0.17%              --

MULTIMANAGER AGGRESSIVE EQUITY (O)(X)
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $ 75.07              --                 --         --            17.02%
         Highest contract charge 1.30% Class B (c)     $ 95.64              --                 --         --            16.10%
         All contract charges                               --             367           $ 27,322       0.87%              --
  2009   Lowest contract charge 0.50% Class B          $ 64.15              --                 --         --            36.58%
         Highest contract charge 1.30% Class B (c)     $ 82.38              --                 --         --            35.52%
         All contract charges                               --             279           $ 17,675       0.40%              --
  2008   Lowest contract charge 0.50% Class B          $ 46.97              --                 --         --           (46.94)%
         Highest contract charge 1.30% Class B (c)     $ 60.79              --                 --         --           (47.37)%
         All contract charges                               --             133           $  6,081       0.49%              --
  2007   Lowest contract charge 0.50% Class B          $ 88.52              --                 --         --            10.83%
         Highest contract charge 1.30% Class B (c)     $115.50              --                 --         --             9.95%
         All contract charges                               --             159           $ 13,842       0.10%              --
  2006   Lowest contract charge 0.50% Class B          $ 79.87              --                 --         --             4.59%
         Highest contract charge 1.30% Class B (c)     $105.05              --                 --         --             5.05%
         All contract charges                               --             190           $ 14,885       0.17%              --

MULTIMANAGER CORE BOND
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $147.39              --                 --         --             5.68%
         Highest contract charge 1.45% Class B         $135.19              --                 --         --             4.66%
         All contract charges                               --             818           $111,731       2.80%              --
  2009   Lowest contract charge 0.50% Class B          $139.47              --                 --         --             7.77%
         Highest contract charge 1.45% Class B         $129.17              --                 --         --             6.74%
         All contract charges                               --             666           $ 86,980       3.57%              --
  2008   Lowest contract charge 0.50% Class B          $129.41              --                 --         --             1.95%
         Highest contract charge 1.45% Class B         $121.01              --                 --         --             0.98%
         All contract charges                               --             582           $ 71,497       4.88%              --
  2007   Lowest contract charge 0.50% Class B          $126.94              --                 --         --             5.73%
         Highest contract charge 1.45% Class B         $119.83              --                 --         --             4.71%
         All contract charges                               --             594           $ 72,099       4.09%              --
  2006   Lowest contract charge 0.50% Class B          $120.06              --                 --         --             3.25%
         Highest contract charge 1.45% Class B         $114.44              --                 --         --             2.27%
         All contract charges                               --             591           $ 68,372       4.11%              --

                                     FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $142.88           --                    --         --             6.42%
         Highest contract charge 1.45% Class B         $131.06           --                    --         --             5.40%
         All contract charges                               --          552              $ 73,081       2.93%              --
  2009   Lowest contract charge 0.50% Class B          $134.26           --                    --         --            29.27%
         Highest contract charge 1.45% Class B         $124.34           --                    --         --            28.04%
         All contract charges                               --          597              $ 74,900       1.59%              --
  2008   Lowest contract charge 0.50% Class B          $103.86           --                    --         --           (47.50)%
         Highest contract charge 1.45% Class B         $ 97.11           --                    --         --           (48.00)%
         All contract charges                               --          616              $ 60,647       1.53%              --
  2007   Lowest contract charge 0.50% Class B          $197.82           --                    --         --            11.87%
         Highest contract charge 1.45% Class B         $186.75           --                    --         --            10.79%
         All contract charges                               --          644              $121,692       0.72%              --
  2006   Lowest contract charge 0.50% Class B          $176.83           --                    --         --            24.69%
         Highest contract charge 1.45% Class B         $168.56           --                    --         --            23.50%
         All contract charges                               --          615              $104,906       2.18%              --

MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $118.37           --                    --         --            10.98%
         Highest contract charge 1.45% Class B         $108.58           --                    --         --             9.93%
         All contract charges                               --          137              $ 15,023       0.26%              --
  2009   Lowest contract charge 0.50% Class B          $106.66           --                    --         --            31.86%
         Highest contract charge 1.45% Class B         $ 98.77           --                    --         --            30.58%
         All contract charges                               --          150              $ 15,024       1.43%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.89           --                    --         --           (39.85)%
         Highest contract charge 1.45% Class B         $ 75.64           --                    --         --           (40.41)%
         All contract charges                               --          159              $ 12,192       0.51%              --
  2007   Lowest contract charge 0.50% Class B          $134.47           --                    --         --             4.48%
         Highest contract charge 1.45% Class B         $126.94           --                    --         --             3.47%
         All contract charges                               --          173              $ 22,281       0.43%              --
  2006   Lowest contract charge 0.50% Class B          $128.70           --                    --         --            13.01%
         Highest contract charge 1.45% Class B         $122.68           --                    --         --            11.94%
         All contract charges                               --          162              $ 20,110       0.60%              --

MULTIMANAGER LARGE CAP VALUE
----------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $132.37           --                    --         --            12.59%
         Highest contract charge 1.45% Class B         $121.41           --                    --         --            11.51%
         All contract charges                               --          468              $ 57,445       0.87%              --
  2009   Lowest contract charge 0.50% Class B          $117.57           --                    --         --            22.65%
         Highest contract charge 1.45% Class B         $108.88           --                    --         --            21.09%
         All contract charges                               --          507              $ 55,659       1.87%              --
  2008   Lowest contract charge 0.50% Class B          $ 96.17           --                    --         --           (37.77)%
         Highest contract charge 1.45% Class B         $ 89.92           --                    --         --           (38.36)%
         All contract charges                               --          523              $ 47,681       1.42%              --
  2007   Lowest contract charge 0.50% Class B          $154.53           --                    --         --             3.12%
         Highest contract charge 1.45% Class B         $145.88           --                    --         --             2.13%
         All contract charges                               --          501              $ 73,897       1.12%              --
  2006   Lowest contract charge 0.50% Class B          $149.85           --                    --         --            18.73%
         Highest contract charge 1.45% Class B         $142.84           --                    --         --            17.60%
         All contract charges                               --          457              $ 65,936       2.93%              --

                                     FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER MID CAP GROWTH
---------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $127.00           --                    --         --           26.24%
         Highest contract charge 1.45% Class B         $116.49           --                    --         --           25.04%
         All contract charges                               --          642              $ 76,165       0.00%             --
  2009   Lowest contract charge 0.50% Class B          $100.60           --                    --         --           41.07%
         Highest contract charge 1.45% Class B         $ 93.16           --                    --         --           39.71%
         All contract charges                               --          679              $ 64,442       0.00%             --
  2008   Lowest contract charge 0.50% Class B          $ 71.31           --                    --         --          (43.86)%
         Highest contract charge 1.45% Class B         $ 66.68           --                    --         --          (44.40)%
         All contract charges                               --          679              $ 46,112       0.00%             --
  2007   Lowest contract charge 0.50% Class B          $127.03           --                    --         --           11.34%
         Highest contract charge 1.45% Class B         $119.92           --                    --         --           10.27%
         All contract charges                               --          730              $ 88,998         --              --
  2006   Lowest contract charge 0.50% Class B          $114.09           --                    --         --            9.07%
         Highest contract charge 1.45% Class B         $108.75           --                    --         --            8.03%
         All contract charges                               --          753              $ 82,924       0.51%             --

MULTIMANAGER MID CAP VALUE
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $164.62           --                    --         --           24.29%
         Highest contract charge 1.45% Class B         $150.99           --                    --         --           23.10%
         All contract charges                               --          487              $ 74,122       0.77%             --
  2009   Lowest contract charge 0.50% Class B          $132.45           --                    --         --           43.64%
         Highest contract charge 1.45% Class B         $122.66           --                    --         --           42.28%
         All contract charges                               --          487              $ 60,246       3.10%             --
  2008   Lowest contract charge 0.50% Class B          $ 92.21           --                    --         --          (36.28)%
         Highest contract charge 1.45% Class B         $ 86.21           --                    --         --          (36.90)%
         All contract charges                               --          478              $ 41,835       0.45%             --
  2007   Lowest contract charge 0.50% Class B          $144.72           --                    --         --           (0.41)%
         Highest contract charge 1.45% Class B         $136.63           --                    --         --           (1.36)%
         All contract charges                               --          514              $ 71,135         --              --
  2006   Lowest contract charge 0.50% Class B          $145.32           --                    --         --           14.16%
         Highest contract charge 1.45% Class B         $138.52           --                    --         --           13.07%
         All contract charges                               --          539              $ 75,665       1.69%             --

MULTIMANAGER MULTI-SECTOR BOND
------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 93.72           --                    --         --            6.36%
         Highest contract charge 1.45% Class A         $ 92.17           --                    --         --            5.35%
         All contract charges                               --          586              $ 92,038       2.82%             --
  2009   Lowest contract charge 0.50% Class A (b)      $ 88.11           --                    --         --            9.36%
         Highest contract charge 1.45% Class A         $ 87.49           --                    --         --            8.32%
         All contract charges                               --          599              $ 89,248       4.66%             --
  2008   Lowest contract charge 0.50% Class A (b)      $ 80.57           --                    --         --          (23.70)%
         Highest contract charge 1.45% Class A         $ 80.77           --                    --         --          (24.43)%
         All contract charges                               --          645              $ 88,735       9.05%             --
  2007   Lowest contract charge 0.50% Class A (b)      $105.59           --                    --         --            2.88%
         Highest contract charge 1.45% Class A         $106.88           --                    --         --            1.90%
         All contract charges                               --          749              $136,313       7.58%             --
  2006   Lowest contract charge 0.50% Class A (b)      $102.63           --                    --         --            2.63%
         Highest contract charge 1.45% Class A         $104.89           --                    --         --            8.61%
         All contract charges                               --          767              $137,007       7.11%             --

                                     FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $121.72             --                  --           --           6.09%
         Highest contract charge 1.30% Class B (c)     $ 89.73             --                  --           --           5.26%
         All contract charges                               --            305            $ 30,085         2.82%            --
  2009   Lowest contract charge 0.50% Class B          $114.73             --                  --           --           9.10%
         Highest contract charge 1.30% Class B (c)     $ 85.24             --                  --           --           8.23%
         All contract charges                               --            277            $ 26,252         4.66%            --
  2008   Lowest contract charge 0.50% Class B          $105.16             --                  --           --         (23.89)%
         Highest contract charge 1.30% Class B (c)     $ 78.76             --                  --           --         (24.49)%
         All contract charges                               --            298            $ 26,227         9.05%            --
  2007   Lowest contract charge 0.50% Class B          $138.16             --                  --           --           2.62%
         Highest contract charge 1.30% Class B (c)     $104.30             --                  --           --           1.81%
         All contract charges                               --            384            $ 44,436         7.58%            --
  2006   Lowest contract charge 0.50% Class B          $134.63             --                  --           --           9.38%
         Highest contract charge 1.30% Class B (c)     $102.45             --                  --           --           2.45%
         All contract charges                               --            379            $ 42,859         7.11%            --

MULTIMANAGER SMALL CAP GROWTH (G)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $136.02             --                  --           --          27.01%
         Highest contract charge 1.45% Class B         $128.13             --                  --           --          25.81%
         All contract charges                               --            410            $ 52,764         0.00%            --
  2009   Lowest contract charge 0.50% Class B          $107.09             --                  --           --          33.86%
         Highest contract charge 1.45% Class B         $101.85             --                  --           --          32.58%
         All contract charges                               --            429            $ 43,863         0.00%            --
  2008   Lowest contract charge 0.50% Class B          $ 80.00             --                  --           --         (42.40)%
         Highest contract charge 1.45% Class B         $ 76.82             --                  --           --         (42.96)%
         All contract charges                               --            416            $ 32,215         0.00%            --
  2007   Lowest contract charge 0.50% Class B          $138.89             --                  --           --           3.16%
         Highest contract charge 1.45% Class B         $134.67             --                  --           --           2.17%
         All contract charges                               --            439            $ 59,581           --             --
  2006   Lowest contract charge 0.50% Class B          $134.64             --                  --           --           9.66%
         Highest contract charge 1.45% Class B         $131.81             --                  --           --           8.61%
         All contract charges                               --            297            $ 39,279         1.47%            --

MULTIMANAGER SMALL CAP VALUE
----------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $180.17             --                  --           --          23.89%
         Highest contract charge 1.45% Class B         $134.66             --                  --           --          22.70%
         All contract charges                               --            783            $134,605         0.15%            --
  2009   Lowest contract charge 0.50% Class B          $145.43             --                  --           --          25.78%
         Highest contract charge 1.45% Class B         $109.75             --                  --           --          24.59%
         All contract charges                               --            853            $119,151         1.05%            --
  2008   Lowest contract charge 0.50% Class B          $115.62             --                  --           --         (38.17)%
         Highest contract charge 1.45% Class B         $ 88.09             --                  --           --         (38.77)%
         All contract charges                               --            872            $ 97,762         0.25%            --
  2007   Lowest contract charge 0.50% Class B          $187.01             --                  --           --         (10.30)%
         Highest contract charge 1.45% Class B         $143.86             --                  --           --         (11.16)%
         All contract charges                               --            957            $174,548         0.31%            --
  2006   Lowest contract charge 0.50% Class B          $208.48             --                  --           --          15.53%
         Highest contract charge 1.45% Class B         $161.93             --                  --           --          14.43%
         All contract charges                               --          1,040            $213,071         5.68%            --

                                     FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                               UNITS
                                                                 UNIT       OUTSTANDING      NET ASSETS     INVESTMENT       TOTAL
                                                                VALUE          (000S)          (000S)     INCOME RATIO**   RETURN***
                                                              ---------     ------------     ----------   --------------   ---------
MULTIMANAGER TECHNOLOGY
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B                  $126.51            --                --          --           17.11%
         Highest contract charge 1.45% Class B                 $116.04            --                --          --           16.01%
         All contract charges                                       --         1,075          $126,366        0.00%             --
  2009   Lowest contract charge 0.50% Class B                  $108.02            --                --          --           57.65%
         Highest contract charge 1.45% Class B                 $100.03            --                --          --           56.15%
         All contract charges                                       --         1,128          $114,338        0.00%             --
  2008   Lowest contract charge 0.50% Class B                  $ 68.52            --                --          --          (47.34)%
         Highest contract charge 1.45% Class B                 $ 64.06            --                --          --          (47.85)%
         All contract charges                                       --           995          $ 64,569        0.00%             --
  2007   Lowest contract charge 0.50% Class B                  $130.12            --                --          --           17.63%
         Highest contract charge 1.45% Class B                 $122.84            --                --          --           16.50%
         All contract charges                                       --         1,044          $129,627          --              --
  2006   Lowest contract charge 0.50% Class B                  $110.62            --                --          --            6.76%
         Highest contract charge 1.45% Class B                 $105.44            --                --          --            5.74%
         All contract charges                                       --         1,063          $113,046          --              --

OPPENHEIMER MAIN STREET FUND(R) /VA
-----------------------------------
         Unit Value 1.20% to 1.20%*
  2010   Lowest contract charge 1.20% Service Class (w)        $106.41            --                --          --            7.17%
         Highest contract charge 1.20% Service Class (w)       $106.41            --                --          --            7.17%
         All contract charges                                       --            --          $     52        0.00%             --

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
------------------------------------------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Advisor Class (w)        $123.43            --                --          --           22.88%
         Highest contract charge 1.20% Advisor Class (w)       $123.17            --                --          --           22.63%
         All contract charges                                       --             4          $    561       11.03%             --

TARGET 2015 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)              $105.72            --                --          --           10.17%
         Highest contract charge 1.45% Class B (a)             $101.43            --                --          --            9.12%
         All contract charges                                       --           202          $ 20,501        1.52%             --
  2009   Lowest contract charge 0.50% Class B (a)              $ 95.96            --                --          --           19.71%
         Highest contract charge 1.45% Class B (a)             $ 92.95            --                --          --           18.56%
         All contract charges                                       --           171          $ 15,922        4.64%             --
  2008   Lowest contract charge 0.50% Class B (a)              $ 80.16            --                --          --          (30.82)%
         Highest contract charge 1.45% Class B (a)             $ 78.40            --                --          --          (31.49)%
         All contract charges                                       --           128          $ 10,137        3.62%             --
  2007   Lowest contract charge 0.50% Class B (a)              $115.88            --                --          --            6.70%
         Highest contract charge 1.45% Class B (a)             $114.43            --                --          --            5.68%
         All contract charges                                       --            67          $  7,845        5.13%             --
  2006   Lowest contract charge 0.50% Class B (a)              $108.60            --                --          --            8.60%
         Highest contract charge 1.45% Class B (a)             $108.28            --                --          --            8.28%
         All contract charges                                       --            11          $  1,222       10.42%             --

TARGET 2025 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)              $103.33            --                --          --           11.38%
         Highest contract charge 1.45% Class B (a)             $ 99.13            --                --          --           10.32%
         All contract charges                                       --           272          $ 27,184        1.46%             --

                                     FSA-137

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
TARGET 2025 ALLOCATION (CONTINUED)
----------------------------------
  2009   Lowest contract charge 0.50% Class B (a)      $ 92.77           --                   --          --            22.58%
         Highest contract charge 1.45% Class B (a)     $ 89.86           --                   --          --            21.42%
         All contract charges                               --          222              $20,037        4.87%              --
  2008   Lowest contract charge 0.50% Class B (a)      $ 75.68           --                   --          --           (35.34)%
         Highest contract charge 1.45% Class B (a)     $ 74.01           --                   --          --           (35.96)%
         All contract charges                               --          143              $10,694        3.46%              --
  2007   Lowest contract charge 0.50% Class B (a)      $117.04           --                   --          --             6.83%
         Highest contract charge 1.45% Class B (a)     $115.57           --                   --          --             5.80%
         All contract charges                               --           80              $ 9,227        4.20%              --
  2006   Lowest contract charge 0.50% Class B (a)      $109.56           --                   --          --             9.56%
         Highest contract charge 1.45% Class B (a)     $109.23           --                   --          --             9.23%
         All contract charges                               --            9              $ 1,035        8.37%              --

TARGET 2035 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $101.96           --                   --          --            12.16%
         Highest contract charge 1.45% Class B (a)     $ 97.82           --                   --          --            11.09%
         All contract charges                               --          219              $21,513        1.41%              --
  2009   Lowest contract charge 0.50% Class B (a)      $ 90.90           --                   --          --            24.93%
         Highest contract charge 1.45% Class B (a)     $ 88.05           --                   --          --            23.74%
         All contract charges                               --          169              $14,876        4.83%              --
  2008   Lowest contract charge 0.50% Class B (a)      $ 72.76           --                   --          --           (38.34)%
         Highest contract charge 1.45% Class B (a)     $ 71.16           --                   --          --           (38.94)%
         All contract charges                               --           97              $ 6,992        3.39%              --
  2007   Lowest contract charge 0.50% Class B (a)      $118.01           --                   --          --             6.84%
         Highest contract charge 1.45% Class B (a)     $116.54           --                   --          --             5.83%
         All contract charges                               --           40              $ 4,736        4.13%              --
  2006   Lowest contract charge 0.50% Class B (a)      $110.45           --                   --          --            10.45%
         Highest contract charge 1.45% Class B (a)     $110.12           --                   --          --            10.12%
         All contract charges                               --            5              $   531        6.64%              --

TARGET 2045 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 99.81           --                   --          --            12.71%
         Highest contract charge 1.45% Class B (a)     $ 95.76           --                   --          --            11.65%
         All contract charges                               --          147              $14,276        1.25%              --
  2009   Lowest contract charge 0.50% Class B (a)      $ 88.55           --                   --          --            27.14%
         Highest contract charge 1.45% Class B (a)     $ 85.77           --                   --          --            25.91%
         All contract charges                               --          117              $10,042        4.83%              --
  2008   Lowest contract charge 0.50% Class B (a)      $ 69.65           --                   --          --           (41.63)%
         Highest contract charge 1.45% Class B (a)     $ 68.12           --                   --          --           (42.18)%
         All contract charges                               --           69              $ 4,692        2.97%              --
  2007   Lowest contract charge 0.50% Class B (a)      $119.32           --                   --          --             7.26%
         Highest contract charge 1.45% Class B (a)     $117.82           --                   --          --             6.23%
         All contract charges                               --           29              $ 3,403        3.33%              --
  2006   Lowest contract charge 0.50% Class B (a)      $111.24           --                   --          --            11.24%
         Highest contract charge 1.45% Class B (a)     $110.91           --                   --          --            10.91%
         All contract charges                               --            3              $   380        7.39%              --

                                     FSA-138

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Concluded)

DECEMBER 31, 2010

8. Accumulation Unit Values (Concluded)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
TEMPLETON GLOBAL BOND SECURITIES FUND
-------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Class 2 (w)      $104.51          --                    --           --           4.37%
         Highest contract charge 1.20% Class 2 (w)     $104.29          --                    --           --           4.16%
         All contract charges                               --          19                $2,035         0.24%            --

----------
(a) Units were made available for sale on September 18, 2006.

(b) Units were made available for sale on November 6, 2006.

(c) Units were made available for sale on December 4, 2006.

(d) Units were made available for sale on May 18, 2007.

(e) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.

(f) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.

(g) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.

(h) A substitution of EQ/Large Cap Value Plus was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.

(i) Units were made available for sale on August 17, 2007.

(j) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.

(k) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.

(l) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.

(m) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.

(n) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

(o) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.

(p) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.

(q) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.

(r) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.

(s) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.

(t) Units were made available for sale on July 10, 2009.

(u) Units were made available for sale on September 18, 2009.

(v) Units were made available for sale on September 30, 2009.

(w) Units were made available on May 3, 2010.

(x) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.

(y) Units were made available on September 20, 2010.

+   Reflects maximum allowable charge. Current charge is 1.40%.

* Expenses as percentage of average net assets consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-139

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009.................. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2010, 2009 and 2008.................................................... F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-5
   Consolidated Statements of Comprehensive Income (Loss),
     Years Ended December 31, 2010, 2009 and 2008........................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009 and for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2011

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                                                                                2010                2009
                                                                           ----------------    -----------------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value....................  $     29,057        $     27,470
   Mortgage loans on real estate.........................................         3,571               3,555
   Equity real estate, held for the production of income.................           140                  98
   Policy loans..........................................................         3,581               3,617
   Other equity investments..............................................         1,618               1,562
   Trading securities...................................................            506                 485
   Other invested assets.................................................         1,413               1,483
                                                                           ----------------    -----------------
     Total investments...................................................        39,886              38,270
Cash and cash equivalents................................................         2,155               1,792
Cash and securities segregated, at fair value............................         1,110                 986
Broker-dealer related receivables........................................         1,389               1,088
Deferred policy acquisition costs........................................         8,383               7,745
Goodwill and other intangible assets, net................................         3,702               3,676
Amounts due from reinsurers..............................................         3,252               3,028
Loans to affiliates......................................................         1,045               1,048
Other assets.............................................................        10,220               8,255
Separate Accounts' assets................................................        92,014              84,016
                                                                           ----------------    -----------------

TOTAL ASSETS.............................................................  $    163,156        $    149,904
                                                                           ================    =================

LIABILITIES
Policyholders' account balances..........................................  $     24,654        $     24,107
Future policy benefits and other policyholders liabilities...............        18,965              17,727
Broker-dealer related payables...........................................           369                 279
Customers related payables...............................................         1,770               1,431
Amounts due to reinsurers................................................            75                  81
Short-term and long-term debt............................................           425                 449
Loans from affiliates....................................................         1,325               1,325
Income taxes payable.....................................................         4,315               3,357
Other liabilities........................................................         3,075               3,002
Separate Accounts' liabilities...........................................        92,014              84,016
                                                                           ----------------    -----------------
     Total liabilities...................................................       146,987             135,774
                                                                           ----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2 million shares authorized,
     issued and outstanding..............................................             2                   2
   Capital in excess of par value........................................         5,593               5,583
   Retained earnings.....................................................         8,085               6,312
   Accumulated other comprehensive income (loss).........................          (629)             (1,036)
                                                                           ----------------    -----------------
   Total AXA Equitable's equity..........................................        13,051              10,861
                                                                           ----------------    -----------------
Noncontrolling interest..................................................         3,118               3,269
                                                                           ----------------    -----------------
     Total equity........................................................        16,169              14,130
                                                                           ----------------    -----------------

TOTAL LIABILITIES AND EQUITY.............................................  $    163,156        $    149,904
                                                                           ================    =================


                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income........................................  $      3,067       $      2,918       $     2,952
Premiums  .................................................           530                431               759
Net investment income (loss):
   Investment income (loss) from
     derivative instruments................................          (284)            (3,079)            7,302
   Other investment income.................................         2,260              2,099             1,752
                                                             -----------------  ----------------   ----------------
       Total net investment income (loss)..................         1,976               (980)            9,054
Investment gains (losses), net:
   Total other-than-temporary impairment losses............          (300)              (169)             (286)
   Portion of loss recognized in other
     comprehensive income (loss)...........................            18                  6                 -
                                                             -----------------  ----------------   ----------------
       Net impairment losses recognized....................          (282)              (163)             (286)
   Other investment gains (losses), net....................            98                217               (53)
                                                             -----------------  ----------------   ----------------
         Total investment gains (losses), net..............          (184)                54              (339)
Commissions, fees and other income.........................         3,702              3,385             4,549
  Increase (decrease)  in fair value of
   reinsurance contracts...................................         2,350             (2,566)            1,567
                                                             -----------------  ----------------   ----------------
   Total revenues..........................................        11,441              3,242            18,542
                                                             -----------------  ----------------   ----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................................         3,082              1,298             4,702
Interest credited to policyholders' account balances.......           950              1,004             1,065
Compensation and benefits..................................         1,953              1,859             1,990
Commissions................................................         1,044              1,033             1,437
Distribution related payments..............................           287                234               308
Amortization of deferred sales commissions.................            47                 55                79
Interest expense...........................................           106                107                52
Amortization of deferred policy acquisition costs..........           168                115             3,485
Capitalization of deferred policy acquisition costs........          (916)              (975)           (1,394)
Rent expense...............................................           244                258               247
Amortization of other intangible assets....................            23                 24                24
Other operating costs and expenses.........................         1,438              1,309             1,161
                                                             -----------------  ----------------   ----------------
      Total benefits and other deductions..................         8,426              6,321            13,156
                                                             -----------------  ----------------   ----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                     2010              2009               2008
                                                                ----------------  ----------------   ----------------
                                                                                   (IN MILLIONS)
 Earnings (loss)  from continuing operations,
   before income taxes......................................    $     3,015       $     (3,079)      $     5,386
Income tax (expense) benefit................................           (707)             1,272            (1,691)
                                                                ----------------  ----------------   ----------------

Earnings (loss)  from continuing operations,
   net of income taxes......................................          2,308             (1,807)            3,695
Earnings (loss) from discontinued operations,
   net of income taxes......................................              -                  3                (5)
Gains (losses) on disposal of discontinued operations,
   net of income taxes......................................              -                  -                 6
                                                                ----------------  ----------------   ----------------

Net earnings (loss).........................................          2,308             (1,804)            3,696
   Less: net earnings (loss) attributable to
     noncontrolling interest................................           (235)              (359)             (470)
                                                                ----------------  ----------------   ----------------

Net Earnings (Loss) Attributable to AXA Equitable...........    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================


Amounts attributable to AXA Equitable:
   Earnings (loss) earnings from continuing operations,
     net of income taxes....................................    $     2,073       $     (2,166)      $     3,225
   Earnings (loss) from discontinued operations,
     net of income taxes....................................              -                  3                (5)
   Gains (losses) on disposal of discontinued operations,
     net of income taxes....................................              -                  -                 6
                                                                ----------------  ----------------   ----------------
Net Earnings (Loss).........................................    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================










                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year........ $         2        $         2       $          2
                                                                 ----------------   ----------------  ----------------

   Capital in excess of par value, beginning of year............       5,583              5,184              5,265
   Sale of AllianceBernstein Units to noncontrolling interest...           -                (54)                 -
   Changes in capital in excess of par value....................          10                453                (81)
                                                                 ----------------   ----------------  ----------------
   Capital in excess of par value, end of year..................       5,593              5,583              5,184
                                                                 ----------------   ----------------  ----------------

   Retained earnings, beginning of year.........................       6,312              8,413              5,187
   Net earnings (loss) attributable to AXA Equitable............       2,073             (2,163)             3,226
   Stockholder dividends........................................        (300)                 -                  -
   Impact of implementing new accounting guidance,
     net of taxes...............................................           -                 62                  -
                                                                 ----------------   ----------------  ----------------
   Retained earnings, end of year...............................       8,085              6,312              8,413
                                                                 ----------------   ----------------  ----------------

   Accumulated other comprehensive income (loss),
     beginning of year..........................................      (1,036)            (2,236)              (268)
   Impact of implementing new accounting guidance,
     net of taxes ..............................................           -                (62)                 -
   Other comprehensive income (loss) attributable to
     AXA Equitable..............................................         407              1,262             (1,968)
                                                                 ----------------   ----------------  ----------------
   Accumulated other comprehensive income (loss), end of year...        (629)            (1,036)            (2,236)
                                                                 ----------------   ----------------  ----------------

     AXA EQUITABLE'S EQUITY, END OF YEAR........................      13,051             10,861             11,363
                                                                 ----------------   ----------------  ----------------

   Noncontrolling interest, beginning of year...................       3,269              2,897              2,479
   Net earnings (loss) attributable to noncontrolling interest..         235                359                470
   Other comprehensive income (loss)
     attributable to noncontrolling interest....................          (7)                66                (70)
   Purchase of AllianceBernstein Units by
     noncontrolling interest....................................           5                  -                  8
   Repurchase of AllianceBernstein Holding units................        (148)                 -                  -
   Purchase of AB Put...........................................           -                135                496
   Dividends paid to noncontrolling interest....................        (357)              (320)              (563)
   Capital contributions........................................           -                  -                 13
   Other changes in noncontrolling interest.....................         121                132                 64
                                                                 ----------------   ----------------  ----------------

     Noncontrolling interest, end of year.......................       3,118              3,269              2,897
                                                                 ----------------   ----------------  ----------------

TOTAL EQUITY, END OF YEAR....................................... $    16,169        $    14,130       $     14,260
                                                                 ================   ================  ================









                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................. $     2,308        $    (1,804)      $      3,696
                                                                 ----------------   ----------------  ----------------

Other comprehensive income (loss), net of income taxes:

Change in unrealized gains (losses), net of
   reclassification adjustment..................................         440              1,331             (1,445)
Defined benefit plans:
   Net gain (loss) arising during year..........................        (121)               (65)              (620)
   Prior service cost arising during year.......................           -                  -                  -
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included
       in net periodic cost.....................................          82                 65                 31
     Amortization of net prior service credit
       included in net periodic cost............................          (1)                (3)                (4)
     Amortization of net transition asset.......................           -                  -                  -
                                                                 ----------------   ----------------  ----------------
       Other comprehensive income (loss) - defined
         benefit plans..........................................         (40)                (3)              (593)
                                                                 ----------------   ----------------  ----------------

Total other comprehensive income (loss), net of income taxes....         400              1,328             (2,038)
                                                                 ----------------   ----------------  ----------------

Comprehensive income (loss).....................................       2,708               (476)             1,658
                                                                 ----------------   ----------------  ----------------

   Less: Comprehensive (income) loss attributable to
     noncontrolling interest....................................        (228)              (425)              (400)
                                                                 ----------------   ----------------  ----------------

Comprehensive Income (Loss) Attributable to AXA Equitable....... $     2,480        $      (901)      $      1,258
                                                                 ================   ================  ================













                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008


                                                                    2010               2009               2008
                                                               ----------------   ----------------  -----------------
                                                                                   (IN MILLIONS)
Net earnings (loss).........................................   $      2,308       $    (1,804)      $      3,696
Adjustments to reconcile net earnings (loss) to net cash

  provided by operating activities:
  Interest credited to policyholders' account balances......            950             1,004              1,065
  Universal life and investment-type product
     policy fee income......................................         (3,067)           (2,918)            (2,952)
  Net change in broker-dealer and customer related
     receivables/payables...................................            125            (1,353)               619
  (Income) loss related to derivative instruments...........            284             3,079             (7,302)
  Change in reinsurance recoverable with affiliate..........           (233)            1,486             (6,352)
  Investment (gains) losses, net............................            184               (54)               339
  Change in segregated cash and securities, net.............           (124)            1,587               (203)
  Change in deferred policy acquisition costs...............           (747)             (860)             2,091
  Change in future policy benefits..........................          1,136              (755)             2,398
  Change in income taxes payable............................            720            (1,223)             1,135
  Contribution to pension plans.............................           (202)              (32)               (36)
  Real Estate asset write-off charge........................             26                 3                  -
  Change in fair value of contracts.........................         (2,350)            2,566             (1,567)
  Amortization of deferred compensation.....................            178                88                 75
  Amortization of deferred sales commissions................             47                55                 79
  Amortization of reinsurance cost..........................            274               318                 11
  Other depreciation and amortization.......................            161               156                140
  Amortization of other intangible..........................             23                24                 24
  (Gains) losses on disposal of discontinued operations.....              -                 -                 (6)
  Other, net................................................            313                50               (161)
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) operating activities.........              6             1,417             (6,907)
                                                               ----------------   ----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate..........................          2,753             2,058              1,728
  Sales of investments......................................          3,398             6,737                796
  Sale of AXA Equitable Life and Annuity....................              -                 -                 61
  Purchases of investments..................................         (7,068)           (8,995)            (2,107)
  Cash settlements related to derivative instruments........           (651)           (2,564)             5,337
  Change in short-term investments..........................            (53)              140                 29
  Decrease in loans to affiliates...........................              3                 1                  -
  Increase in loans to affiliates...........................              -              (250)                 -
  Change in capitalized software, leasehold improvements
     and EDP equipment .....................................            (62)             (120)              (163)
  Other, net................................................            (25)                9                155
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) investing activities.........         (1,705)           (2,984)             5,836
                                                               ----------------   ----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits................................................  $     3,187        $     3,395        $    4,385
    Withdrawals and transfers to Separate Accounts..........         (483)            (2,161)           (2,603)
  Change in short-term financings...........................          (24)               (36)             (498)
  Change in collateralized pledged liabilities..............         (270)               126               569
  Change in collateralized pledged assets...................          533               (632)                -
  Proceeds from loans from affiliates.......................            -                  -             1,000
  Capital contribution......................................            -                439                 -
  Shareholder dividends paid................................         (300)                 -                 -
  Repurchase of AllianceBernstein Holding units.............         (235)                 -                 -
  Distribution to noncontrolling interest in
     consolidated subsidiaries..............................         (357)              (320)             (563)
  Other, net................................................           11                145                11
                                                             -----------------  ----------------   ----------------

Net cash provided by (used in) financing activities.........        2,062                956             2,301
                                                             -----------------  ----------------   ----------------

Change in cash and cash equivalents.........................          363               (611)            1,230
Cash and cash equivalents, beginning of year................        1,792              2,403             1,173
                                                             -----------------  ----------------   ----------------

Cash and Cash Equivalents, End of Year......................  $     2,155        $     1,792        $    2,403
                                                             =================  ================   ================

Supplemental cash flow information:
  Interest Paid.............................................  $        19        $        17        $       34
                                                             =================  ================   ================
  Income Taxes (Refunded) Paid..............................  $       (27)       $        44        $      257
                                                             =================  ================   ================











                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  1) ORGANIZATION

     AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

     Insurance
     ---------

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

     Investment Management
     ---------------------

     The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investment trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing retail clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, servicing private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and (d) Bernstein Research Services servicing institutional investors seeking research, portfolio analysis, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

     AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

     On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

     On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in Alliance-Bernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

     In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding units, AXA Financial Group and the Company's Capital in excess of par value decreased by $93 million and $65 million, respectively, net of applicable taxes with respective increases in Noncontrolling interests of $93 million and $65 million.

     AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2010, AllianceBernstein purchased 8.8 million Holding units for $226 million, reflecting open-market purchases of
     7.4 million Holding units for $195 million and the remainder primarily relating to employee tax withholding purchases. AllianceBernstein intends to continue to engage in open-market purchases of Holding units, from time to time, to help fund anticipated obligations under its incentive compensation award program.

     AllianceBernstein granted 13.1 million restricted Holding unit awards to employees during 2010. To fund these awards, AB Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010. The purchase of Holding units and issuance of Holding units resulted in a decrease of $19 million in Capital excess of par value with a corresponding $19 million increase in Noncontrolling interest.

     At December 31, 2010 and December 31, 2009, the Company's economic interest in AllianceBernstein was 35.5% and 35.9%, respectively. At December 31, 2010, and December 31, 2009, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 61.4% and 62.1%.

2)   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    At December 31, 2010 and 2009, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2010 and 2009, respectively, as reported in the consolidated balance sheet, these investments included $0 million and $0 million of fixed maturities (collateralized debt and loan obligations) and $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2010 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

    AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

    At December 31, 2010, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $25 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

    All significant intercompany transactions and balances have been eliminated in consolidation. The years "2010," "2009" and "2008" refer to the years ended December 31, 2010, 2009 and 2008, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

    Accounting Changes
    ------------------

    In January 2010, the FASB issued new guidance for accounting and reporting for decreases in ownership of a subsidiary. This guidance clarifies the scope of a decrease in ownership provisions for consolidations and expands the disclosures about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of consolidation. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In March 2010, the FASB issued new guidance to eliminate the scope exception for embedded credit derivatives in beneficial interests in securitized financial assets, such as asset-backed securities, credit-linked notes, and collateralized loan and debt obligations, except for those created solely by subordination. This guidance provides clarification and related additional examples to improve financial reporting by resolving potential ambiguity about the extent of the embedded credit derivative scope exception. This guidance was effective for the first interim reporting period beginning after June 15, 2010. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes," were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Troubled debt restructurings effective date will be determined upon coordination with the guidance for determining what constitutes a troubled debt restructuring. Currently the new troubled debt restructuring disclosure is anticipated to be effective for the first interim or annual period beginning on or after June 15, 2011. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

    Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:

        o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to

        o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

     As a result, total equity at December 31, 2008 increased by $2,897 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,897 million as a result of the elimination of minority interest. Additionally, for the year 2008, earnings (loss) from continuing operations, net of income taxes increased by $470 million and net earnings
     (loss) attributable to the noncontrolling interest increased by $470 million.

     Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:

        o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;

        o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and

        o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

     Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

     The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income (loss) ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

     As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

     Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2010 and 2009 reflected increases of $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses) net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition,
     Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

     Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have a material impact on the Company's consolidated results of operations or financial position. At December 31, 2010 and 2009, the fair value of the Company's CMBS portfolio was $1,104 million and $1,490 million, respectively.

     On June 12, 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and required additional disclosures about an entity's involvement with VIEs. The guidance removed the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, required a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

     Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

     Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance asset, resulting in an increase in net income of $69 million, related to an increase in the fair value of the GMIB reinsurance asset of $211 million, offset by increased DAC amortization of $105 million and increased Federal income taxes of $37 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

     On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a material impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

     Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the OTTI assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,311 million and $931 million, respectively, at December 31, 2010 and $1,631 million and $1,155 million, respectively, at December 31, 2009 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

     New Accounting Pronouncements
     -----------------------------

     In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance is effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

     In April 2010, the FASB issued guidance on how investments held through Separate Accounts affect an insurer's consolidation analysis of those investments. This guidance clarifies that insurers would not be required in their evaluation of whether to consolidate investments to combine their General Account interest with the Separate Accounts in the same investment, unless the Separate Account interest is held for the benefit of a related party policyholder. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 with early adoption permitted with changes to be applied retroactively. Management does not expect the implementation of this guidance will have a material impact on the Company's consolidated financial statements.

     Also issued by the FASB in April 2010 was new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance is effective for the first interim reporting period beginning after December 15, 2010. Implementation of this guidance is not expected to have a material effect on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

     In October 2010, the FASB issued new guidance for accounting for costs associated with acquiring or renewing insurance contracts, which amends current accounting guidance for insurance companies, to address which costs related to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance allows insurance entities to defer costs related to the acquisition of new or renewal insurance contracts that are:

        o incremental direct costs of the contract acquisition (i.e., would not have been incurred had the acquisition activity not occurred),
        o a portion of the employee's compensation and fringe benefits related to certain activities for successful contract acquisitions, or
        o direct-response advertising costs as defined in current accounting guidance for capitalized advertising costs.

     An insurance entity would expense as incurred all other costs related to the acquisition of new or renewal insurance contracts. The amendments in the guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and can be applied either prospectively or retrospectively. Early application is permitted at the beginning of an entity's annual reporting period. Management is currently evaluating the impact of adoption, however, management expects the direct and incremental costs that can be deferred under the new guidance are expected to be significantly reduced from what is deferred today. The new guidance is expected to be adopted as of January 1, 2012, with retrospective adoption being considered.

     Closed Block
     ------------

     As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

     The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

     If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

     Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed

     Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

     Investments
     -----------

     The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

     The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

     The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

     If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

     Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

     Policy loans are stated at unpaid principal balances.

     Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the

     Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

     Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

     Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

     Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2010 and 2009, the carrying value of COLI was $787 million and $720 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

     Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

     All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

     Valuation Allowances for Mortgage Loans:
     ---------------------------------------

     For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

        o Loan-to-value ratio - Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

        o Debt service coverage ratio - Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

        o Occupancy - Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

        o Lease expirations - The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

        o Maturity - Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

        o Borrower/tenant related issues - Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

        o Payment status - current vs. delinquent - A history of delinquent payments may be a cause for concern.

        o Property condition - Significant deferred maintenance observed during Lender's annual site inspections.

        o Other - Any other factors such as current economic conditions may call into question the performance of the loan.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

     Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

     For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2010 and 2009, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $0 million for commercial and $3 million and $0 million for agricultural, respectively.

     Derivatives
     -----------

     The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), GMIB and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

     A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions. For both GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

     GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

     In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, in fourth quarter 2008 and continuing into 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. A majority of this protection expired in first quarter 2010, but a portion of the equity market protection extends into 2011. During 2010, the Company had in place an anticipatory hedge program to protect against declining interest rates with respect to projected variable annuity sales. Also during 2010, a significant portion of exposure to realized interest rate volatility was hedged through the purchase of swaptions with initial maturities between 6 months and 10 years. Beginning in fourth quarter 2010, the Company purchased swaptions to initiate a hedge of its General Account duration and convexity gap resulting from minimum crediting rates on interest sensitive and annuity business.

     Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors and swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

     AXA Equitable also uses interest rate swaps to reduce exposure to interest rate fluctuations on certain of its long-term loans from affiliates. The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2010 and December 31, 2009, respectively, the Company held $512 million and $695 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

     At December 31, 2010, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $223 million. At December 31, 2010, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year and 30-year U.S. Treasury Notes, having initial margin requirements of $60 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $13 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2010 are exchange-traded and net settled daily in cash.

     Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

     Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2010, and December 31, 2009, respectively, were $84 million and $598 million, for which the Company had posted collateral of $99 million and $632 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2010, the Company would not have been required to post material collateral to its counterparties.

     Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized
     ---------------------------------------------------------------------------
     Investment Gains (Losses)
     -------------------------

     Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

     Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

     Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments
   -----------------------------------------

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1        Quoted prices for identical instruments in active markets.
                  Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
   Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     At December 31, 2010 and 2009, respectively, investments classified as Level 1 comprise approximately 74.2% and 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

     At December 31, 2010 and 2009, respectively, investments classified as Level 2 comprise approximately 24.3% and 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

     Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2010, and December 31, 2009, respectively, approximately $1,726 million and $1,678 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

     As disclosed in Note 3, at December 31, 2010 and 2009, respectively, the net fair value of freestanding derivative positions is approximately $540 million and $169 million or approximately 38.2% and 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

     The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $3 million at December 31, 2010 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2010.

     At December 31, 2010 and 2009, respectively, investments classified as Level 3 comprise approximately 1.5% and 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2010 and 2009, respectively, were approximately $277 million and $366 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,251 million and $1,707 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2010 and 2009, respectively. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2010, the Company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

     Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $19 million at December 31, 2010 to recognize incremental counterparty non-performance risk.

     The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2010.

     Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2010 and 2009, no assets were required to be measured at fair value on a non-recurring basis.

     Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2010 and 2009.

     Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

     Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

     The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

     Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     DAC
     ---

     Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life and investment-type contracts, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the fees earned, costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, as well as other sources of profit. This applies to variable life policies to a lesser degree. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned and decrease the costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

     In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2010, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9% (6.72% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations were 15% (12.72% net of product weighted average Separate Account fees) and 0% (-2.28% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions and parameters are subject to change only when management's long-term expectation changes.

     If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2010, current projections of future average gross market returns assume a 0% annualized return for the next seven quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% in eleven quarters.

     At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks; related to these products would be recognized in current earnings (loss) while the related reserves do not fully and immediately reflect the immediate impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for Accumulator(R) products, subject to loss recognition testing.

     In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2010, the average rate of assumed investment yields, excluding policy loans, was 6% grading to 5.5% over 5 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

     Contractholder Bonus Interest Credits
     -------------------------------------

     Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     AXA Equitable issues or has issued certain variable annuity products with GMDB and GWBL features. AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

     For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 10.7% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

     At December 31, 2010, participating policies, including those in the Closed Block, represent approximately 7.5% ($25 billion) of directly written life insurance in-force, net of amounts ceded.

     Separate Accounts
     -----------------

     Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

     The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2010, 2009 and 2008, investment results of such Separate Accounts were gains (losses) of $10,117 million, $15,465 million and $(33,913) million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

     The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

     Recognition of Investment Management Revenues and Related Expenses
     ------------------------------------------------------------------

     Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

     Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2010 was not impaired.

     AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

     Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2010. These assumptions are updated periodically.Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

     Goodwill and Other Intangible Assets
     ------------------------------------

     Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2010 impairment testing performed as of December 31, 2010, management determined that goodwill was not impaired.

     Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

     Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2010.

     Other Accounting Policies
     -------------------------

     Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

     AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Discontinued operations include real estate held-for-sale.

     Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

     Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

     At December 31, 2010 and 2009, AXA Equitable did not have any real estate held-for-sale. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2010 were not significant.

3)   INVESTMENTS

     Fixed Maturities and Equity Securities
     --------------------------------------

     The following table provides information relating to fixed maturities and equity securities classified as AFS:


                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION


                                                            GROSS              GROSS
                                        AMORTIZED         UNREALIZED        UNREALIZED                             OTTI
                                           COST             GAINS             LOSSES          FAIR VALUE        IN AOCI (3)
                                     ----------------- ----------------- ------------------ ---------------- ------------------
                                                                           (IN MILLIONS)
DECEMBER 31, 2010:
------------------
Fixed maturities:
    Corporate....................... $      20,494      $     1,348      $         110      $    21,732      $           -
    U.S. Treasury, government
     and agency(4)..................         1,986               18                 88            1,916                  -
    States and
     political subdivisions.........           516               11                 16              511                  -
    Foreign governments.............           502               59                  1              560                  -
    Commercial mortgage-backed......         1,473                5                375            1,103                 19
    Residential mortgage-backed (1).         1,601               67                  -            1,668                  -
    Asset-backed (2) ...............           245               13                 12              246                  7
    Redeemable preferred stock......         1,364               23                 66            1,321                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------
     Total Fixed Maturities.........        28,181            1,544                668           29,057                 26

Equity securities...................            26                -                  3               23                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------

Total at December 31, 2010.......... $      28,207      $     1,544      $         671      $    29,080      $          26
                                     ================= ================= ================== ================ ==================

December 31, 2009
-----------------
Fixed maturities:
    Corporate....................... $      19,438      $       991      $         235      $    20,194                  1
    U.S. Treasury, government
     and agency.....................         1,830               13                153            1,690                  -
    States and
     political subdivisions.........           389                7                 14              382                  -
    Foreign governments.............           270               32                  -              302                  -
    Commercial mortgage-backed......         1,980                2                492            1,490                  2
    Residential mortgage-backed (1).         1,605               46                  1            1,650                  -
    Asset-backed (2) ...............           278               11                 21              268                  8
    Redeemable preferred stock......         1,707                9                222            1,494                  -
                                     ----------------- ----------------- ------------------ -----------------------------------
     Total Fixed Maturities.........        27,497            1,111              1,138           27,470                 11

Equity securities...................            44               10                  -               54                  -
                                     ----------------- ----------------- ------------------ -----------------------------------

Total at December 31, 2009.......... $      27,541      $     1,121      $       1,138      $    27,524      $          11
                                     ================= ================= ================== ===================================


     (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
     (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
     (3) Amounts represent OTTI losses in AOCI, which were not included in earnings in accordance with current accounting guidance.
     (4) Reflects $122 million of amortized cost of FDIC insured bonds that were reported as Corporate in 2009 and moved to U.S. Treasury, government and agency in 2010.

     At December 31, 2010 and 2009, respectively, the Company had trading fixed maturities with an amortized cost of $207 million and $115 million and carrying values of $208 million and $126 million. Gross unrealized gains on trading fixed maturities were $3 million and $12 million and gross unrealized losses were $2 million and $1 million for 2010 and 2009, respectively.

     The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2010 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2010

                                                                 AMORTIZED
                                                                   COST            FAIR VALUE
                                                              ----------------   ----------------
                                                                        (IN MILLIONS)
Due in one year or less.....................................   $    2,234         $    2,265
Due in years two through five...............................        8,210              8,721
Due in years six through ten................................        8,612              9,155
Due after ten years.........................................        4,442              4,578
                                                              ----------------   ----------------
    Subtotal................................................       23,498             24,719
Commercial mortgage-backed securities.......................        1,473              1,103
Residential mortgage-backed securities......................        1,601              1,668
Asset-backed securities.....................................          245                246
                                                              ----------------   ----------------
Total     ..................................................   $   26,817         $   27,736
                                                              ================   ================

The Company recognized OTTI on AFS fixed maturities as follows:


                                                                      December 31,
                                                  ------------------------------------------------------
                                                        2010              2009               2008
                                                  -----------------  ----------------  -----------------
                                                                      (IN MILLIONS)
 Credit losses recognized in earnings (loss) (1).. $     (282)        $    (168)        $     (286)
 Non-credit losses recognized in OCI..............        (18)               (6)                 -
                                                  -----------------  ----------------  -----------------
 Total OTTI....................................... $     (300)        $    (174)        $     (286)
                                                  =================  ================  =================

 (1) During 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

     The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS


                                                                                                 2010              2009
                                                                                            --------------- -------------------
                                                                                                      (IN MILLIONS)
Balances at January 1, 2010 and March 31, 2009, respectively.............................    $     (146)     $         -
Cumulative adjustment related to implementing new accounting guidance on April 1, 2009...             -             (122)
Impact of consolidation of Wind-Up Annuities business....................................             -               (6)
Previously recognized impairments on securities that matured, paid, prepaid or sold......            99              146
Recognized impairments on securities impaired to fair value this period (1)..............            (6)              (3)
Impairments recognized this period on securities not previously impaired.................          (268)            (143)
Additional impairments this period on securities previously impaired.....................            (8)             (22)
Increases due to passage of time on previously recorded credit losses....................             -                -
Accretion of previously recognized impairments due to increases in expected cash flows...             -                -
                                                                                            --------------- -------------------
Balances at December 31,.................................................................    $     (329)     $      (150)
                                                                                            =============== ===================


   (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

     Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                         DECEMBER 31,
                                                                              -----------------------------------
                                                                                   2010               2009
                                                                              ----------------  -----------------
                                                                                        (IN MILLIONS)
      AFS Securities:
        Fixed maturities:
          With OTTI losses...................................................  $       (16)      $       (11)
          All other..........................................................          892               (16)
        Equity securities....................................................           (3)               10
                                                                              ----------------  -----------------
      Net Unrealized Gains (Losses)..........................................  $       873       $       (17)
                                                                              ================  =================

     Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES         (LIABILITY)      GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $      (11)        $          6      $           -       $          2       $         (3)
Net investment gains (losses)
  arising during the period...........           3                    -                  -                  -                  3
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..           9                    -                  -                  -                  9
     Excluded from Net
       earnings (loss) (1)............         (17)                   -                  -                  -                (17)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                   (3)                 -                  -                 (3)
     Deferred income taxes............           -                    -                  -                  2                  2
     Policyholders liabilities........           -                    -                  2                  -                  2
                                        ---------------    --------------    ----------------    ---------------    ----------------
Balance, December 31, 2010............  $      (16)        $          3      $           2       $          4       $         (7)
                                        ===============    ==============    ================    ===============    ================

    (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
         (loss) for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI


                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES        (LIABILITY)       GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $       (6)        $        (29)     $           -       $         (3)      $        (38)
Net investment gains (losses)
  arising during the period...........         680                    -                  -                  -                680
Reclassification adjustment for OTTI
   losses:
     Included in Net earnings (loss)..         198                    -                  -                  -                198
     Excluded from Net
       earnings (loss) (1)............          17                    -                  -                  -                 17
Impact of net unrealized investment
   gains (losses) on:
     DAC..............................           -                 (106)                 -                  -               (106)
     Deferred income taxes............           -                    -                  -               (220)              (220)
     Policyholders liabilities........           -                    -               (121)                 -               (121)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2010............  $      889         $       (135)     $        (121)      $       (223)      $        410
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.


       Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses


                                                                                                                       AOCI Gain
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities         (Liability)      Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $        -         $          -      $           -       $          -       $          -
Cumulative impact of implementing
  new guidance........................          (7)                   1                  -                  2                 (4)
Net investment gains (losses)
  arising during the period...........         (21)                   -                  -                  -                (21)
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..          22                    -                  -                  -                 22
     Excluded from Net
       earnings (loss) (1)............         (5)                   -                  -                  -                 (5)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                    5                  -                  -                  5
     Deferred income taxes............           -                    -                  -                  -                  -
     Policyholders liabilities........           -                    -                  -                  -                  -
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $      (11)        $          6      $           -       $          2       $         (3)
                                        ==============     =============     ===============     ==============     ===============


  (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

           All Other Net Unrealized Investment Gains (Losses) in AOCI


                                                                                                                         AOCI
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities        (Liability)       Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $   (2,385)        $        554      $           -       $       681        $   (1,150)
Cumulative impact of implementing
  new guidance........................        (108)                  19                  -                31               (58)
Net investment gains (losses)
  arising during the period...........       2,657                    -                  -                 -             2,657
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..        (115)                   -                  -                 -              (115)
     Excluded from Net
       earnings (loss) (1)............           5                    -                  -                 -                 5
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                 (602)                 -                 -              (602)
     Deferred income taxes............           -                    -                  -              (715)             (715)
     Policyholders liabilities........           -                    -                  -                 -                 -
Impact of consolidation of
     Wind-up Annuities business.......         (60)                   -                  -                 -               (60)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $       (6)        $        (29)     $           -       $        (3)       $      (38)
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

     The following tables disclose the fair values and gross unrealized losses of the 550 issues at December 31, 2010 and the 744 issues at December 31, 2009 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:


                                                              DECEMBER 31, 2010
                           -----------------------------------------------------------------------------------------
                                LESS THAN 12 MONTHS          12 MONTHS OR LONGER                  TOTAL
                           --------------------------- ------------------------------ ------------------------------
                                              GROSS                        GROSS                         GROSS
                                            UNREALIZED                   UNREALIZED                    UNREALIZED
                             FAIR VALUE       LOSSES      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES
                           ------------- ------------- --------------- ------------- --------------- ---------------
                                                                (IN MILLIONS)
  Fixed maturities:
    Corporate............. $     1,999    $      (68)    $      394    $       (42)   $    2,393     $     (110)
    U.S. Treasury,
      government and
      agency..............         820           (42)           171            (46)          991            (88)
    States and political
      subdivisions........         225            (9)            33             (7)          258            (16)
    Foreign governments...          77            (1)            10              -            87             (1)
    Commercial
      mortgage-backed.....          46            (3)           936           (372)          982           (375)
    Residential
      mortgage-backed.....         157             -              2              -           159              -
    Asset-backed..........          23             -             65            (12)           88            (12)
    Redeemable
      preferred stock.....         345            (7)           689            (59)        1,034            (66)
                           ------------   ------------   -----------   ------------   ------------   ------------

   Total.................. $     3,692    $     (130)    $    2,300    $      (538)   $    5,992     $     (668)
                           ============   ============   ===========   ============   ============   ============

                                                             December 31, 2009
                          -----------------------------------------------------------------------------------------
                            Less Than 12 Months (1)       12 Months or Longer (1)                Total
                          ----------------------------  ----------------------------  -----------------------------
                                             Gross                        Gross                         Gross
                                          Unrealized                    Unrealized                    Unrealized
                            Fair Value      Losses       Fair Value       Losses       Fair Value       Losses
                          -------------- -------------  ------------- --------------  ------------- ---------------
                                                               (In Millions)

Fixed maturities:
  Corporate.............  $     2,043    $      (54)    $    2,023    $     (181)    $    4,066     $     (235)
  U.S. Treasury,
    government and
    agency..............        1,592          (152)             -             -          1,592           (152)
  States and political
    subdivisions........          210           (10)            23            (4)           233            (14)
  Foreign governments...           41             -              5             -             46              -
  Commercial mortgage-
     backed.............           34           (16)         1,349          (476)         1,383           (492)
  Residential mortgage-
     backed.............           54             -              2             -             56              -
  Asset-backed..........           48            (9)            69           (13)           117            (22)
  Redeemable
    preferred stock.....           51            (7)         1,283          (216)         1,334           (223)
                          ------------   ------------   ------------  -------------  -------------  ---------------

Total...................  $     4,073    $     (248)    $    4,754    $     (890)    $    8,827     $   (1,138)
                          ============   ============   ============  =============  =============  ===============

    (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance.

     The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of .35% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2010 and 2009 were $142 million and $150 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2010 and 2009, respectively, approximately $2,303 million and $2,212 million, or 8% and 8%, of the $28,181 million and $27,497 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $361 million and $456 million at December 31, 2010 and 2009, respectively.

     The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2010 and 2009, respectively, the Company owned $30 million and $37 million in RMBS backed by subprime residential mortgage loans, and $17 million and $23 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

     At December 31, 2010, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $26 million.

     For 2010, 2009 and 2008, respectively, investment income is shown net of investment expenses of $60 million, $77 million and $101 million.

     At December 31, 2010 and 2009, respectively, the amortized cost of the Company's trading account securities was $482 million and $332 million with respective fair values of $506 million and $485 million. Also at December 31, 2010 and 2009, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $42 million and $38 million and costs of $41 million and $35 million as well as other equity securities with carrying values of $23 million and $54 million and costs of $26 million and $44 million.

     In 2010, 2009 and 2008, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $39 million, $133 million and $(388) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings
     (loss).

     Mortgage Loans
     --------------

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $0 million and $0 million at December 31, 2010 and 2009, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively.

     Valuation Allowances for Mortgage Loans:
     ----------------------------------------

     Allowance for credit losses for mortgage loans in 2010 are as follows:


                                                                                  MORTGAGE LOANS
                                                               -----------------------------------------------------
                                                                 COMMERCIAL         AGRICULTURAL          TOTAL
                                                               ---------------     ---------------     -------------
ALLOWANCE FOR CREDIT LOSSES:                                                        (IN MILLIONS)
Beginning balance, January 1............................       $          -       $          -        $          -
      Charge-offs.......................................                  -                  -                   -
      Recoveries........................................                  -                  -                   -
      Provision.........................................                 18                  -                  18
                                                               --------------     --------------      --------------
Ending Balance, December 31.............................       $         18       $          -                  18
                                                               ==============     ==============      ==============

Ending Balance, December 31:
      Individually Evaluated for Impairment.............       $         18       $          -        $         18
                                                               ==============     ==============      ==============

      Collectively Evaluated for Impairment.............       $          -       $          -        $          -
                                                               ==============     ==============      ==============

      Loans Acquired with Deteriorated
         Credit Quality.................................       $          -       $          -        $          -
                                                               ==============     ==============      ==============


     Investment valuation allowances for mortgage loans and changes for 2009 and 2008 follow:

                                                                   2009              2008
                                                             -----------------  ----------------
                                                                       (In Millions)
       Balances, beginning of year.......................    $         -        $         1
       Additions charged to income.......................              -                  -
       Deductions for writedowns and
         asset dispositions..............................              -                 (1)
                                                             -----------------  ----------------
       Balances, End of Year.............................    $         -        $         -
                                                             =================  ================

       Balances, end of year comprise:
         Mortgage loans on real estate...................    $         -        $         -
                                                             -----------------  ----------------
       Total    .........................................    $         -        $         -
                                                             =================  ================

     The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following table provides information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2010.

        MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010
                          DEBT SERVICE COVERAGE RATIO

                                                        COMMERCIAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $      59   $       -  $      -    $      52  $       -   $       -  $     111
   50% - 70%.............               32         109        111         467         55           -        774
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        402          61        574
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Commercial
   Mortgage Loans........        $     285   $     144  $     604   $     945  $     581   $     111  $   2,670
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                       AGRICULTURAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     155   $      80  $     162   $     243  $     186   $       5  $     831
   50% - 70%.............               52          13        134         150        107          24        480
   70% - 90%.............                -           -          -           -          -           -          -
   90% plus..............                -           -          -           -          3           -          3
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Agricultural
   Mortgage Loans........        $     207   $      93  $     296   $     393  $     296   $      29  $   1,314
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------

                                                           TOTAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     214   $      80  $     162   $     295  $     186   $       5  $     942
   50% - 70%.............               84         122        245         617        162          24      1,254
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        405          61        577
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Mortgage Loans.....        $     492   $     237  $     900   $   1,338  $     877   $     140  $   3,984
                                 =========   =========  =========   =========  =========   =========  =========

  (1) The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.

  (2) The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

     The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2010.


                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                                        RECORDED
                                                              GREATER                                                  INVESTMENT
                                                                THAN                                      TOTAL         > 90 DAYS
                                     30-59         60-89         90                                     FINANCING          AND
                                      DAYS         DAYS         DAYS       TOTAL           CURRENT     RECEIVABLES      ACCRUING
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
                                                                            (IN MILLIONS)
Total Mortgage Loans:
    Commercial ............       $        -    $        -   $       -   $        -       $    2,670    $    2,670      $       -
    Agricultural...........                -             -           5            5            1,309         1,314              3
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
TOTAL......................       $        -    $        -   $       5   $        5       $    3,979    $    3,984      $       3
                                  ==========    ==========   =========   ==========       ==========    ===========     =========


    The following table provides information regarding impaired loans at December 31, 2010:


                            IMPAIRED MORTGAGE LOANS

                                                  UNPAID                       AVERAGE        INTEREST
                                  RECORDED      PRINCIPAL       RELATED        RECORDED        INCOME
                                  INVESTMENT     BALANCE       ALLOWANCE      INVESTMENT     RECOGNIZED
                                  ----------    ---------      ---------      ----------     ----------
                                                               (IN MILLIONS)
With no related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $        -    $       -      $       -      $        -     $        -
  Agricultural mortgage
    loans..................                3            3              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $        3    $       3      $       -      $        -     $        -
                                  ==========    =========      =========      ==========     ==========

With related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $      122    $     122      $     (18)     $       24     $        2
  Agricultural mortgage
    loans..................                -            -              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $      122    $     122      $     (18)     $       24     $        2
                                  ==========    =========      =========      ==========     ==========

     During 2009 and 2008, respectively, the Company's average recorded investment in impaired mortgage loans was $0 million and $8 million. Interest income recognized on these impaired mortgage loans totaled $0 million and $1 million for 2009 and 2008 respectively.

     There were no impaired mortgage loans with the related investment valuation allowances at December 31, 2009.

     Equity Real Estate
     ------------------

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2010 and 2009, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2010, 2009 and 2008 no real estate was acquired in satisfaction of debt.

     Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2010 and 2009, respectively. Depreciation expense on real estate totaled $0 million, $8 million and $18 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, AXA Equitable's equity real estate portfolio had no valuation allowances.

     Equity Method Investments
     -------------------------

     Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,459 million and $1,308 million, respectively, at December 31, 2010 and 2009. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $131 million and $91 million, respectively, at December 31, 2010 and 2009. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $173 million, $(78) million and $(58) million, respectively, for 2010, 2009 and 2008.

     Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater (3 and 3 individual ventures at December 31, 2010 and 2009, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost.....................   $      557        $       547
       Investments in securities, generally at fair value..................           40                 34
       Cash and cash equivalents...........................................            4                 20
       Other assets........................................................           62                  1
                                                                             ----------------  -----------------
       Total Assets........................................................   $      663        $       602
                                                                             ================  =================

       Borrowed funds - third party........................................   $      299        $       310
       Other liabilities...................................................            7                 15
                                                                             ----------------  -----------------
       Total liabilities...................................................          306                325
                                                                             ----------------  -----------------

       Partners' capital...................................................          357                277
                                                                             ----------------  -----------------
       Total Liabilities and Partners' Capital.............................   $      663        $       602
                                                                             ================  =================

       The Company's Carrying Value in
         Those Entities Included Above.....................................   $      196        $       155
                                                                             ================  =================

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       STATEMENTS OF EARNINGS (LOSS)
       Revenues of real estate joint ventures............  $     110          $       30        $        60
       Net revenues of other limited partnership
         interests.........................................        3                  (5)                 -
       Interest expense - third party....................        (22)                 (7)               (14)
       Other expenses....................................        (59)                (17)               (37)
                                                          ----------------   ----------------  -----------------
       Net Earnings (Loss)...............................  $      32          $        1        $         9
                                                          ================   ================  =================

       The Company's Equity in Net Earnings (Loss) of
         Those Entities Included Above................... $       18         $         2       $         12
                                                          ================   ================  =================

     Derivatives
     -----------

     The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.


                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                     FAIR VALUE
                                                         ----------------------------------    GAINS (LOSSES)
                                          NOTIONAL            ASSET            LIABILITY       REPORTED IN NET
                                           AMOUNT          DERIVATIVES        DERIVATIVES      EARNINGS (LOSS)
                                        ------------       -----------        -----------      ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts (1):
   Futures........................      $      3,772       $          -       $          -     $        (815)
   Swaps..........................               734                  -                 27               (79)
   Options........................             1,070                  5                  1               (49)

Interest rate contracts (1):
   Floors.........................             9,000                326                  -               157
   Swaps      ....................             5,352                201                134               250
   Futures    ....................             5,151                  -                  -               289
   Swaptions  ....................             4,479                171                  -               (38)

Other freestanding contracts (1,4):
   Foreign currency Contracts.....               133                  -                  1                 1
                                                                                               ---------------
   NET INVESTMENT INCOME (LOSS)...                                                                      (284)
                                                                                               ---------------


EMBEDDED DERIVATIVES:
GMIB reinsurance contracts (2)....                 -              4,606                  -             2,350

GWBL and other features (3).......                 -                  -                 38                17
                                        ------------       ------------       ------------     ---------------
Balances, Dec. 31, 2010...........      $     29,691       $      5,309       $        201     $       2,083
                                        ============       ============       ============     ===============


     (1) Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.
     (4)  Reported in Commissions, fees and other income.

                       Derivative Instruments by Category
                   At or For the Year Ended December 31, 2009


                                                                   Fair Value
                                                         --------------------------------      Gains (Losses)
                                                                               Liability       Reported In Net
                                       Notional Amount   Asset Derivatives    Derivatives      Earnings (Loss)
                                       ---------------   -----------------    -----------      ---------------
                                                                     (In Millions)
Freestanding derivatives:
Equity contracts(1):
   Futures........................      $      3,399       $          -       $          -      $     (1,142)
   Swaps..........................               801                  1                 19              (271)
   Options........................            11,650                920              1,139              (818)

Interest rate contracts (1):
   Floors.........................            15,000                300                  -              (128)
   Swaps..........................             2,100                 86                 25              (178)
   Futures........................             3,791                  -                  -              (526)
   Swaptions......................             1,200                 44                  -               (17)

Other freestanding contracts (2):.                 -                  -                  -                 -

                                                                                                ------------
   Net investment income (loss)                                                                       (3,080)
                                                                                                ------------
Embedded derivatives:
GMIB reinsurance contracts (2)....                 -              2,256                  -            (2,566)

GWBL and other features (3).......                 -                  -                 55               218
                                        ------------       ------------       ------------      ------------
Balances, Dec. 31, 2009...........      $     37,941       $      3,607       $      1,238      $     (5,428)
                                        ============       ============       ============      ============

     (1)  Reported in Other invested assets in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.

4)   GOODWILL AND OTHER INTANGIBLE ASSETS

     The carrying value of goodwill related to AllianceBernstein totaled $3,456 million and $3,410 million at December 31, 2010 and 2009, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2010 and 2009 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

     The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2010, the impairment test indicated that goodwill was not impaired.

     The gross carrying amount of AllianceBernstein related intangible assets were $559 million and $555 million at December 31, 2010 and 2009, respectively and the accumulated amortization of these intangible assets were $313 million and $289 million at December 31, 2010 and 2009, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $24 million for 2010, 2009 and 2008, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2010, management determined that these intangible assets were not impaired.

     On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of a $14 million cash payment, $3 million of assumed liabilities and $32 million of contingent consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill.

     At December 31, 2010 and 2009, respectively, net deferred sales commissions totaled $76 million and $90 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2010 net asset balance for each of the next five years is $34 million, $20 million, $15 million, $6 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2010, AllianceBernstein determined that the deferred sales commission asset was not impaired.

     If market conditions deteriorate significantly and securities valuations remain depressed for prolonged periods of time, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2010 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings (loss).

5)  CLOSED BLOCKS

    Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                            DECEMBER 31,
                                                                                -------------------------------------
                                                                                      2010                2009
                                                                                -----------------    ----------------
                                                                                           (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other...    $     8,272          $    8,412
        Policyholder dividend obligation....................................            119                   -
        Other liabilities...................................................            142                  70
                                                                                -----------------    ----------------
        Total Closed Block liabilities......................................          8,533               8,482
                                                                                -----------------    ----------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
          cost of $5,416 and $5,575)........................................          5,605               5,631
        Mortgage loans on real estate.......................................            981               1,029
        Policy loans........................................................          1,119               1,158
        Cash and other invested assets......................................            281                  68
        Other assets........................................................            245                 264
                                                                                -----------------    ----------------
        Total assets designated to the Closed Block.........................          8,231               8,150
                                                                                -----------------    ----------------

        Excess of Closed Block liabilities over assets designated to
          the Closed Block..................................................            302                 332

        Amounts included in accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses) net of deferred income tax (expense) benefit of $(28) and $(23) and policyholder
             dividend obligation of $(119) and $0...........................             53                  44
                                                                                -----------------    ----------------

        Maximum Future Earnings To Be Recognized From Closed Block
          Assets and Liabilities............................................    $       355          $      376
                                                                                =================    ================

       AXA Equitable's Closed Block revenues and expenses follow:

                                                                 2010              2009              2008
                                                            ----------------  ----------------  ----------------
                                                                               (IN MILLIONS)

        REVENUES:
        Premiums and other income.......................... $     365         $     382          $     393
        Investment income (loss) (net of investment
           expenses of $0, $1, and $0).....................       468               482                496
        Investment gains (losses), net:
           Total OTTI losses...............................       (31)              (10)               (46)
            Portion of loss recognized in
              other comprehensive income (loss)............         1                 -                  -
                                                            ---------------- -----------------  ----------------
                Net impairment losses recognized...........       (30)              (10)               (46)
            Other investment gains (losses), net...........         7                 -                 (2)
                                                            ---------------- -----------------  ----------------
                Total investment gains (losses), net.......       (23)              (10)               (48)
                                                            ---------------- -----------------  ----------------
        Total revenues.....................................       810               854                841
                                                            ---------------- -----------------  ----------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends..............       776               812                819
        Other operating costs and expenses.................         2                 2                  7
                                                            ---------------- -----------------  ----------------
        Total benefits and other deductions................       778               814                826
                                                            ---------------- -----------------  ----------------

        Net revenues, before income taxes..................        32                40                 15
        Income tax (expense) benefit.......................       (11)              (14)                (5)
                                                            ---------------- -----------------  ----------------
        Net Revenues....................................... $      21         $      26          $      10
                                                            ================ =================  ================

     A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010               2009
                                                                           -----------------  ------------------
                                                                                      (IN MILLIONS)
      Balances, beginning of year.........................................  $         -        $        -
      Unrealized investment gains (losses)................................          119                 -
                                                                           -----------------  ------------------
      Balances, End of year...............................................  $       119        $        -
                                                                           =================  ==================

     Impaired mortgage loans along with the related investment valuation allowances follows:


                                                                                     DECEMBER 31,
                                                                          ------------------------------------
                                                                               2010                2009
                                                                          ----------------    ----------------
                                                                                     (IN MILLIONS)

      Impaired mortgage loans with investment valuation allowances....    $        62         $         -
      Impaired mortgage loans without investment valuation allowances.              3                   -
                                                                          ----------------    ----------------
      Recorded investment in impaired mortgage loans..................             65                   -
      Investment valuation allowances.................................             (7)                  -
                                                                          ----------------    ----------------
      Net Impaired Mortgage Loans.....................................    $        58         $         -
                                                                          ================    ================

     During 2010, 2009 and 2008, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $13 million, $0 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1 million, $0 million and $0 million for 2010, 2009 and 2008, respectively.

     Valuation allowances on mortgage loans at December 31, 2010 and 2009 were $7 million and $0 million, respectively. Writedowns of fixed maturities were $30 million, $10 million and $46 million for 2010, 2009 and 2008, respectively.

6)   CONTRACTHOLDER BONUS INTEREST CREDITS

     Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                        DECEMBER 31,
                                                                             ------------------------------------
                                                                                  2010               2009
                                                                             ----------------  ------------------
                                                                                        (IN MILLIONS)

       Balance, beginning of year..........................................   $    795          $     808
       Contractholder bonus interest credits deferred .....................         39                 61
       Amortization charged to income .....................................        (62)               (74)
                                                                             ----------------  ------------------
       Balance, End of Year ...............................................   $    772          $     795
                                                                             ================  ==================

7)   FAIR VALUE DISCLOSURES

     Assets and liabilities are measured at fair value on a recurring basis and are summarized below:


                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010

                                                   LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
                                                ---------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
      Corporate..........................       $         7        $     21,405       $        320       $     21,732
      U.S. Treasury, government
        and agency.......................                 -               1,916                  -              1,916
      States and political subdivisions..                 -                 462                 49                511
      Foreign governments................                 -                 539                 21                560
      Commercial mortgage-backed.........                 -                   -              1,103              1,103
      Residential mortgage-backed (1)....                 -               1,668                  -              1,668
      Asset-backed (2)...................                 -                  98                148                246
      Redeemable preferred stock.........               207               1,112                  2              1,321
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................               214              27,200              1,643             29,057
                                                --------------     --------------     --------------     ---------------
   Other equity investments..............                53                   -                 13                 66
   Trading securities....................               425                  81                  -                506
   Other invested assets:
      Short-term investments.............                 -                 148                  -                148
      Swaps..............................                 -                  40                  -                 40
      Futures............................                 -                   -                  -                  -
      Options............................                 -                   4                  -                  4
      Floors.............................                 -                 326                  -                326
      Swaptions..........................                 -                 171                  -                171
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................                 -                 689                  -                689
                                                --------------     --------------     --------------     ---------------
Cash equivalents.........................             1,693                   -                  -              1,693
Segregated securities....................                 -               1,110                  -              1,110
GMIB reinsurance contracts...............                 -                   -              4,606              4,606
Separate Accounts' assets................            89,647               2,160                207             92,014
                                                --------------     --------------     --------------     ---------------
        Total Assets.....................       $    92,032        $      31,240      $      6,469       $    129,741
                                                ==============     ==============     ==============     ===============
LIABILITIES
GWBL and other features' liability.......       $         -        $           -      $         38       $         38
                                                --------------     --------------     --------------     ---------------
        Total Liabilities................       $         -        $           -      $         38       $         38
                                                ==============     ==============     ==============     ===============

          (1) Includes publicly traded agency pass-through securities and collateralized obligations.
          (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2009


                                               Level 1            Level 2            Level 3             Total
                                           ----------------   ----------------    ---------------   ----------------
                                                                        (In Millions)
Assets
Investments:
 Fixed maturities, available-for-sale:
    Corporate........................      $         -        $     19,728        $       466       $     20,194
    U.S. Treasury, government
      and agency.....................                -               1,690                  -              1,690
    States and political subdivisions                -                 334                 47                381
    Foreign governments..............                -                 281                 21                302
    Commercial mortgage-backed.......                -                   -              1,490              1,490
    Residential mortgage-backed (1)..                -               1,651                  -              1,651
    Asset-backed (2).................                -                  51                217                268
    Redeemable preferred stock.......              191               1,291                 12              1,494
                                           ---------------    ---------------     --------------    ---------------
      Subtotal.......................              191              25,026              2,253             27,470
 Other equity investments............               90                   -                  1                 91
 Trading securities..................              423                  61                  1                485
 Other invested assets...............                -                 (36)               300                264
Cash equivalents.....................            1,367                   -                  -              1,367
Segregated securities................                -                 986                  -                986
GMIB reinsurance contracts...........                -                   -              2,256              2,256
Separate Accounts' assets............           82,102               1,684                230             84,016
                                           ---------------    ---------------     --------------    ---------------
    Total Assets.....................      $    84,173        $      27,721       $     5,041       $    116,935
                                           ===============    ===============     ==============    ===============

Liabilities
GWBL and other features' liability...      $         -        $           -       $        55       $         55
                                           ---------------    ---------------     --------------    ---------------
    Total Liabilities................      $         -        $           -       $        55       $         55
                                           ===============    ===============     ==============    ===============

   (1) Includes publicly traded agency pass-through securities and collateralized obligations.
   (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

     In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

     The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2010 and 2009, respectively:


                                                      LEVEL 3 INSTRUMENTS
                                                    FAIR VALUE MEASUREMENTS
                                                         (IN MILLIONS)

                                                 U.S.
                                              TREASURY,    STATE AND                 COMMERCIAL      RESIDENTIAL
                                               GOVT AND    POLITICAL     FOREIGN      MORTGAGE-        MORTGAGE-       ASSET-
                                 CORPORATE      AGENCY   SUB-DIVISIONS    GOVTS        BACKED           BACKED         BACKED
                                 ---------    ---------  -------------  ---------    ----------      -----------     ---------
Balance, January 1, 2010....     $     466    $       -     $      47   $      21     $   1,490       $       -      $     217
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment
      income (loss).........             4            -             -           -             2               -              -
    Investment gains
      (losses), net.........             6            -             -           -          (271)              -              1
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..             -            -             -           -             -               -              -
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
      Subtotal..............            10            -             -           -          (269)              -              1
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
   Other comprehensive
    income (loss)...........             3            -             3           -           119               -             14
Purchases/issuances.........            22            -             -           -             -               -              -
Sales/settlements...........           (88)           -            (1)          -          (237)              -            (40)
Transfers into/out of
 Level 3 (2)................           (93)           -             -           -             -               -            (44)
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
Balance, Dec. 31, 2010......     $     320    $       -     $      49   $      21     $   1,103       $       -      $     148
                                 =========    =========   ===========   =========    ==========      ==========      =========


   (1)  Includes Trading Securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                         GWBL
                                         REDEEMABLE        OTHER             OTHER         GMIB           SEPARATE     AND OTHER
                                          PREFERRED        EQUITY           INVESTED    REINSURANCE       ACCOUNTS      FEATURES
                                           STOCK        INVESTMENTS(1)       ASSETS        ASSET           ASSETS      LIABILITY
                                         ----------     --------------     ----------   -----------      ----------    ----------
Balance, January 1, 2010............     $       12     $          2       $      300    $    2,256      $      230    $       55
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment income (loss)....              -                -                -             -               -             -
    Investment gains (losses), net..              4                -                -             -             (22)            -
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..........              -                -                -         2,150               -             -
    Policyholders' benefits.........              -                -                -             -               -           (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
      Subtotal......................              4                -                -         2,150             (22)          (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
   Other comprehensive
     income (loss)..................              -                -                -             -               -             -
Purchases/issuances.................              -                -                -           200               2            17
Sales/settlements...................            (14)              (2)               -             -              (8)            -
Transfers into/out of
 Level 3 (2)........................              -               13             (300)            -               5             -
                                         ----------     ------------       ----------   -----------      ----------    ----------
Balance, Dec. 31, 2010..............     $        2     $         13       $        -    $    4,606      $      207    $       38
                                         ==========     ============       ==========   ===========      ==========    ==========


   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 U.S.                       State and        Commer-        Residen-
                                               Treasury,                    Political         cial            tial
                                               Govt and       Foreign          Sub-         Mortgage-       Mortgage       Asset-
                                Corporate       Agency         Govts        divisions        backed          backed        backed
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, January 1, 2009..     $       411    $       -      $      64     $        55     $    1,587       $      -       $   304
 Total gains (losses),
  realized and unrealized,
  included in:
  Earnings (Loss) as:
  Net investment
    income (loss).........               2            -              -               -              3              -            (1)
  Investment gains
   (losses), net..........             (40)           -              -               -            (24)             -           (20)
  Increase (decrease) in
   the fair value of the
   reinsurance contracts..               -            -              -               -              -              -             -
                               -----------    ----------     ---------     -----------     ----------       --------       -------
     Subtotal.............             (38)           -              -               -            (21)             -           (21)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
 Other comprehensive
  income (loss)...........              14            -              3              (7)            49              -            20
Purchases/issuances......              107            -              1               -              -              -             -
Sales/settlements.........             (41)           -              -              (1)          (127)             -           (48)
Transfers into/out of
  Level 3 (2).............              13            -            (47)              -              2              -           (38)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, Dec. 31, 2009....     $       466    $       -      $      21     $        47     $    1,490       $      -       $   217
                               ===========    ==========     =========     ===========     ==========       ========       =======

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                  Redeem-                                                                                GWBL
                                   able             Other              Other           GMIB            Separate       and Other
                                 Preferred         Equity             Invested      Reinsurance         Accounts       Features
                                   Stock        Investments(1)         Assets          Asset             Assets       Liability
                                -----------     --------------      ------------    -----------       -----------     ----------
Balance, January 1, 2009....    $         2       $       2          $      547      $    4,822        $      334      $    273
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (Loss) as:
  Net investment
    income (loss) ..........              -               -                (357)              -                 -             -
  Investment gains
   (losses), net............            (45)              -                   -               -               (95)            -
  Increase (decrease)
   in the fair value of the
   reinsurance contracts....              -               -                   -          (2,746)                -             -
  Policyholders' benefits...              -               -                   -               -                 -          (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
     Subtotal...............            (45)              -                (357)         (2,746)              (95)         (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
 Other comprehensive
  income (loss).............             34               -                   -               -                 -             -
Purchases/issuances.........              -               -                   -             180                 1            12
Sales/settlements...........              -              (1)                110               -                (7)            -
Transfers into/out of
  Level 3 (2)...............             21               1                   -               -                (3)            -
                                -----------     -------------        -----------     -----------       -----------    -----------
Balance, Dec. 31, 2009......    $        12       $       2          $      300      $    2,256        $      230      $     55
                                ===========     =============        ===========     ===========       ===========    ===========

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

    The table below details changes in unrealized gains (losses) for 2010 and 2009 by category for Level 3 assets still held at December 31, 2010 and 2009, respectively:

                                                         EARNINGS (LOSS)
                                        --------------------------------------------------
                                                                              INCREASE
                                            NET           INVESTMENT       (DECREASE) IN
                                         INVESTMENT          GAINS         FAIR VALUE OF                             POLICY-
                                           INCOME          (LOSSES),        REINSURANCE                             HOLDERS'
                                           (LOSS)             NET            CONTRACTS             OCI              BENEFITS
                                        -------------    --------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2010
STILL HELD AT DECEMBER 31, 2010:
   Change in unrealized
   gains (losses):
     Fixed maturities,
      available-for-sale:
        Corporate...................    $      -         $       -         $        -         $       10         $           -
        U.S. Treasury, government
          and agency................           -                 -                  -                  -                     -
        State and political
          subdivisions..............           -                 -                  -                  2                     -
        Foreign governments.........           -                 -                  -                  1                     -
        Commercial
          mortgage-backed...........           -                 -                  -                 92                     -
        Residential
          mortgage-backed...........           -                 -                  -                  -                     -
        Asset-backed................           -                 -                  -                 13                     -
        Redeemable preferred stock..           -                 -                  -                  -                     -
                                        ------------     --------------    --------------     --------------     ---------------
            Subtotal................           -                 -                  -                118                     -
                                        ------------     --------------    --------------     --------------     ---------------
      Equity securities,
        available-for-sale..........           -                 -                  -                  -                     -
     Other equity investments.......           -                 -                  -                  -                     -
     Other invested assets..........           -                 -                  -                  -                     -
     Cash equivalents...............           -                 -                  -                  -                     -
     Segregated securities..........           -                 -                  -                  -                     -
     GMIB reinsurance contracts.....           -                 -              2,350                  -                     -
     Separate Accounts' assets......           -               (21)                 -                  -                     -
     GWBL and other
        features' liability.........           -                 -                  -                  -                    17
                                        ------------     --------------    --------------     --------------     ---------------
         Total......................    $      -         $     (21)        $    2,350         $      118         $          17
                                        ============     ==============    ==============     ==============     ===============

                                                        Earnings (Loss)
                                      ----------------------------------------------------
                                                                              Increase
                                            Net            Investment      (Decrease) in
                                        Investment           Gains         Fair Value of                             Policy-
                                          Income           (Losses),        Reinsurance                             holders'
                                          (Loss)              Net            Contracts             OCI              Benefits
                                      ----------------    -------------    ---------------    ---------------    ----------------
                                                                            (In Millions)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized
   gains (losses)
     Fixed maturities,
      available-for-sale:
        Corporate...................  $         -        $       -         $        -         $       (2)        $         -
        U.S. Treasury, government
          and agency................            -                -                  -                  -                   -
        State and political
          subdivisions..............            -                -                  -                 (7)                  -
        Foreign governments.........            -                -                  -                  2                   -
        Commercial
          mortgage-backed...........            -                -                  -                 37                   -
        Residential
          mortgage-backed...........            -                -                  -                  -                   -
        Asset-backed................            -                -                  -                  7                   -
        Redeemable preferred stock..            -                -                  -                 34                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
            Subtotal................            -                -                  -                 71                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
      Equity securities,
        available for sale..........            -                -                  -                  -                   -
     Other equity investments.......            -                -                  -                  -                   -
     Other invested assets..........         (247)               -                  -                  -                   -
     Cash equivalents...............            -                -                  -                  -                   -
     Segregated securities..........            -                -                  -                  -                   -
     GMIB reinsurance contracts.....            -                -             (2,566)                 -                   -
     Separate Accounts' assets......            -              (96)                 -                  -                   -
     GWBL and other
        features' liability.........            -                -                  -                  -                 218
                                      ----------------    -------------    ---------------    ---------------    ----------------
         Total......................  $      (247)        $    (96)        $   (2,566)        $       71         $       218
                                      ================    =============    ===============    ===============    ================

     The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented in the table below.


                                                                        DECEMBER 31,
                                              ------------------------------------------------------------------
                                                           2010                              2009
                                              --------------------------------  --------------------------------
                                                 CARRYING           FAIR           Carrying           Fair
                                                  VALUE            VALUE            Value            Value
                                              ---------------  ---------------  ---------------  ---------------
                                                                        (IN MILLIONS)

       Consolidated:
       -------------
         Mortgage loans on real estate.......  $    3,571       $    3,669       $    3,555       $   3,547
         Other limited partnership interests.       1,451            1,451            1,308           1,308
         Policyholders liabilities:
           Investment contracts..............       2,609            2,679            2,721           2,729
         Long-term debt......................         200              228              200             226
         Loans to affiliates.................       1,045            1,101            1,048           1,077
       Closed Blocks:
       --------------
         Mortgage loans on real estate.......  $      981       $    1,015       $    1,029       $   1,021
         Other equity investments............           1                1                2               2
         SCNILC liability....................           7                7                8               8



8)   GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

     A)  Variable Annuity Contracts - GMDB, GMIB and GWBL
         ------------------------------------------------

     The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

       o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

       o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

       o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

       o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset; or

       o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                               GMDB               GMIB              TOTAL
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $     253          $      310        $       563
         Paid guarantee benefits.........................        (73)                 (8)               (81)
         Other changes in reserve........................        801               1,678              2,479
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2008......................        981               1,980              2,961
         Paid guarantee benefits.........................       (249)                (58)              (307)
         Other changes in reserve........................        355                (364)                (9)
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2009......................      1,087               1,558              2,645
         Paid guarantee benefits.........................       (208)                (45)              (253)
         Other changes in reserve........................        386                 798              1,184
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2010......................  $   1,265          $    2,311        $     3,576
                                                          ================   ================  =================

      Related GMDB reinsurance ceded amounts were:

                                                               GMDB
                                                          ----------------
                                                           (IN MILLIONS)

       Balance at January 1, 2008........................  $      27
         Paid guarantee benefits.........................         (7)
         Other changes in reserve........................        307
                                                          ----------------
       Balance at December 31, 2008......................        327
         Paid guarantee benefits.........................        (86)
         Other changes in reserve........................        164
                                                          ----------------
       Balance at December 31, 2009......................        405
         Paid guarantee benefits.........................        (81)
         Other changes in reserve........................        209
                                                          ----------------
       Balance at December 31, 2010......................  $     533
                                                          ================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

    The December 31, 2010 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                 RETURN
                                                   OF
                                                 PREMIUM        RATCHET        ROLL-UP          COMBO         TOTAL
                                             --------------  -------------  --------------  -------------  -------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account................    $   11,588     $     253       $      141    $       501    $    12,483
           Separate Accounts..............    $   29,171     $   7,591       $    4,263    $    34,802    $    75,827
        Net amount at risk, gross.........    $    1,114     $   1,071       $    2,607    $     9,999    $    14,791
        Net amount at risk, net of
           amounts reinsured..............    $    1,114     $     684       $    1,737    $     3,950    $     7,485
        Average attained age
            of contractholders............            50.0          62.7             67.8           63.2           53.8
        Percentage of contractholders
           over age 70....................             7.7%         26.0%            44.5%          26.0%          13.4%
        Range of contractually specified
           interest rates................           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%

      GMIB:
      -----
        Account values invested in:
           General Account................          N/A            N/A       $       31    $       607    $       638
           Separate Accounts..............          N/A            N/A       $    2,862    $    47,430    $    50,292
        Net amount at risk, gross.........          N/A            N/A       $    1,314    $     1,330    $     2,644
        Net amount at risk, net of
           amounts reinsured..............          N/A            N/A       $      387    $       313    $       700
        Weighted average years remaining
           until annuitization............          N/A            N/A                 .7            6.1            5.7
        Range of contractually
           specified interest rates......           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%


    The GWBL and other guaranteed benefits related liability not included above, were $38 million and $55 million at December 31, 2010 and 2009, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

     The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:



              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       GMDB:
          Equity...........................................................   $     48,904      $      41,447
          Fixed income.....................................................          3,980              3,957
          Balanced.........................................................         22,230             20,940
          Other............................................................            713              2,246
                                                                             ----------------  -----------------
          Total............................................................   $     75,827      $      68,590
                                                                             ================  =================

       GMIB:
          Equity...........................................................   $     31,837      $      27,837
          Fixed income.....................................................          2,456              2,514
          Balanced.........................................................         15,629             15,351
          Other............................................................            370                618
                                                                             ----------------  -----------------
          Total............................................................   $     50,292      $      46,320
                                                                             ================  =================

     C) Hedging Programs for GMDB, GMIB and GWBL Features
        -------------------------------------------------

     Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative instruments, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2010, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $39,377 million and $5,593 million, respectively, with the GMDB feature and $20,512 million and $320 million, respectively, with the GMIB feature.

     These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

     D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
        ------------------------------------------------------------------
        Guarantee
        ---------

     The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:


                                                              DIRECT           REINSURANCE
                                                             LIABILITY            CEDED               NET
                                                          ----------------   ----------------   ----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $      135         $     (108)        $       27
          Other changes in reserves......................          68                (45)                23
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2008......................         203               (153)                50
          Other changes in reserves......................          52                (21)                31
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2009......................         255               (174)                81
          Other changes in reserves......................         120                (57)                63
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2010......................  $      375         $     (231)        $      144
                                                          ================   ================   ================


9)   REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

     The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     At December 31, 2010, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 42.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 73.5% of its current liability exposure resulting from the GMIB feature. See Note 8.

     Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2010 and 2009 were $4,606 million and $2,256 million, respectively. The increases (decreases) in estimated fair value were $2,350 million, $(2,566) million and $1,567 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,332 million and $2,338 million of which $1,913 million and 2,077 million related to two specific reinsurers with AA-/A rating with the remainder of the reinsurers rated BBB and above. At December 31, 2010 and 2009, affiliated reinsurance recoverables related to insurance contracts amounted to $920 million and $690 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

     Reinsurance payables related to insurance contracts totaling $74 million and $80 million are included in other liabilities in the consolidated balance sheets at December 31, 2010 and 2009, respectively.

     The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $195 million and $207 million at December 31, 2010 and 2009, respectively.

     The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

     The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2010 and 2009 were $685 million and $648 million, respectively.

     The following table summarizes the effect of reinsurance:

                                                             2010               2009               2008
                                                        ----------------   ----------------  -----------------
                                                                            (IN MILLIONS)
     Direct premiums...................................  $     903          $      838        $       848
     Reinsurance assumed...............................        213                 202                194
     Reinsurance ceded.................................       (586)               (609)              (283)
                                                        ----------------   ----------------  -----------------
     Premiums .........................................  $     530          $      431        $       759
                                                        ================   ================  =================

     Universal Life and Investment-type Product
       Policy Fee Income Ceded.........................  $     210          $      197        $       169
                                                        ================   ================  =================
     Policyholders' Benefits Ceded.....................  $     536          $      485        $     1,222
                                                        ================   ================  =================
     Interest Credited to Policyholders' Account
       Balances Ceded..................................  $       -          $        -        $        33
                                                        ================   ================  =================

     Individual Disability Income and Major Medical
     ----------------------------------------------

     Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $90 million and $92 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, respectively, $1,622 million and $1,667 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Incurred benefits related to current year.........  $      30          $       38        $        36
       Incurred benefits related to prior years..........         10                   6                  4
                                                          ----------------   ----------------  -----------------
       Total Incurred Benefits...........................  $      40          $       44        $        40
                                                          ================   ================  =================

       Benefits paid related to current year.............  $      12          $       13        $        11
       Benefits paid related to prior years..............         30                  34                 29
                                                          ----------------   ----------------  -----------------
       Total Benefits Paid...............................  $      42          $       47        $        40
                                                          ================   ================  =================

10)    SHORT-TERM AND LONG-TERM DEBT

       Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010                2009
                                                                           -----------------   -----------------
                                                                                      (IN MILLIONS)
       Short-term debt:
       AllianceBernstein commercial paper
         (with interest rates of 0.3% and 0.2%)...........................  $      225          $       249
                                                                           -----------------   -----------------
       Total short-term debt..............................................         225                  249
                                                                           -----------------   -----------------

       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015...................................         200                  200
                                                                           -----------------   -----------------
       Total long-term debt...............................................         200                  200
                                                                           -----------------   -----------------

       Total Short-term and Long-term Debt................................  $      425          $       449
                                                                           =================   =================

     Short-term Debt
     -----------------

     AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($13 million, as of December 31, 2010). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2010, there were no outstanding borrowings from FHLBNY.

     On December 9, 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1.00 billion with SCB LLC as an additional borrower.

     The 2010 AB Credit Facility replaces AllianceBernstein's existing $1.95 billion of committed credit lines (comprised of two separate lines - a $1.00 billion committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

     The 2010 AB Credit Facility will be available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1.00 billion commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

     As of December 31, 2010 and 2009, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

     In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $125 million while three lines have no stated limit.

     Long-term Debt
     --------------

     At December 31, 2010, the Company was not in breach of any long-term debt covenants.

11)  RELATED PARTY TRANSACTIONS

     Loans to Affiliates
     -------------------

     In September 2007, AXA issued $650 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

     On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

     Loans from Affiliates
     ---------------------

     In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

     In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     Other Transactions
     ------------------

     The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $59 million, $56 million and $76 million, respectively, for 2010, 2009 and 2008.

     In 2010, 2009 and 2008, respectively, the Company paid AXA Distribution and its subsidiaries $647 million, $634 million and $754 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $428 million, $402 million and $321 million, respectively, for their applicable share of operating expenses in 2010, 2009 and 2008, pursuant to the Agreements for Services.

     In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Bermuda, an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,893 million equal to the market value of the insurance liabilities assumed by AXA Financial (Bermuda) Ltd. ("AXA Bermuda") and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda manages the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,386 resulting in a cost of reinsurance of $3,507 million. The cost of this arrangement was deferred and is being amortized over the life of the underlying annuity contracts. Amortization of the cost was $274 million and $318 million in 2010 and 2009, respectively.

     Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2010, 2009 and 2008 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $0 million, $1 million and $0 million, respectively.

     AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2010, 2009 and 2008 totaled approximately $9 million, $8 million and $6 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $1 million and $0 million, respectively.

     Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2010, 2009 and 2008 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $4 million, $5 million and $4 million, respectively. Premiums earned in 2010, 2009 and 2008 from MONY Life Insurance Company of America totaled approximately $0 million, $0 million and $1 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $0 million and $12 million respectively. Premiums earned in 2010, 2009 and 2008 from US Financial Life Insurance Company totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $10 million, $4 million and $8 million, respectively.

     Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $160 million, $152 million and $158 million in 2010, 2009 and 2008, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $51 million, $50 million and $63 million in 2010, 2009 and 2008, respectively. The net receivable related to these contracts was approximately $9 million and $6 million at December 31, 2010 and 2009, respectively.

     Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                 2010              2009               2008
                                                           -----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
        Investment advisory and services fees............   $       809        $       644       $       864
        Distribution revenues............................           339                277               378
        Other revenues - shareholder servicing fees......            93                 90                99
        Other revenues - other...........................             5                  7                 7
        Institutional research services..................             -                  1                 1

12)  EMPLOYEE BENEFIT PLANS

     The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering its qualifying employees (including certain qualified part-time employees), managers and financial professionals. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

     The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2010 due to the significant uncertainty and complexity of many aspects of the new law.

     Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

     For 2010, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $6 million and $196 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. The Company's (excluding AllianceBernstein) cash contributions during 2011 are estimated to be approximately $283 million. Alliance- Bernstein currently estimates that it will contribute $7 million to its pension plan during 2011.

     Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13 million, which was offset against existing deferred losses in AOCI. In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $4 million in fourth quarter 2008.

     Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Service cost......................................  $      37          $      38         $       42
       Interest cost.....................................        129                136                134
       Expected return on plan assets....................       (115)              (126)              (194)
       Curtailment gain..................................          -                  -                 (4)
       Net amortization..................................        125                 95                 43
       Plan amendments and additions.....................         13                  2                  -
                                                          ----------------   ----------------  -----------------
       Net Periodic Pension Expense......................  $     189          $     145         $       21
                                                          ================   ================  =================

     Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       Projected benefit obligation, beginning of year.....................   $    2,241        $     2,181
       Service cost........................................................           30                 30
       Interest cost.......................................................          129                136
       Actuarial (gains) losses............................................          171                 69
       Benefits paid.......................................................         (170)              (177)
       Plan amendments and additions.......................................           23                  2
                                                                             ----------------  -----------------
       Projected Benefit Obligation, End of Year...........................   $    2,424        $     2,241
                                                                             ================  =================

     The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                         DECEMBER 31,
                                                                               ----------------------------------
                                                                                    2010              2009
                                                                               ---------------   ----------------
                                                                                         (IN MILLIONS)
       Pension plan assets at fair value, beginning of year...................  $    1,406        $    1,460
       Actual return on plan assets...........................................         106               104
       Contributions..........................................................         202                32
       Benefits paid and fees.................................................        (185)             (190)
                                                                               ---------------   ----------------
       Pension plan assets at fair value, end of year.........................       1,529             1,406
       PBO....................................................................       2,424             2,241
                                                                               ---------------   ----------------
       Excess of PBO Over Pension Plan Assets.................................  $     (895)       $     (835)
                                                                               ===============   ================

     Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $895 million and $835 million at December 31, 2010 and 2009, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,424 million and $1,529 million, respectively, at December 31, 2010 and $2,241 million and $1,406 million, respectively, at December 31, 2009. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,391 million and $1,529 million, respectively, at December 31, 2010 and $2,206 million and $1,406 million, respectively, at December 31, 2009. The accumulated benefit obligation for all defined benefit pension plans were $2,391 million and $2,206 million at December 31, 2010 and 2009, respectively.

     The following table discloses the amounts included in AOCI at December 31, 2010 and 2009 that have not yet been recognized as components of net periodic pension cost:

                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                               2010                 2009
                                                                         ------------------   ------------------
                                                                                     (IN MILLIONS)
       Unrecognized net actuarial (gain) loss ........................... $      1,554         $     1,493
       Unrecognized prior service cost (credit)..........................            8                   7
                                                                         ------------------   ------------------
            Total ....................................................... $      1,562         $     1,500
                                                                         ==================   ==================

     The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $144 million and $1 million, respectively.

     The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2010 and 2009:

                                                                                       DECEMBER 31,
                                                                         ---------------------------------------
                                                                                  2010               2009
                                                                         ------------------   ------------------
                                                                                       (IN MILLIONS)
       Fixed maturities................................................           48.5%               45.3%
       Equity securities...............................................           37.0                37.0
       Equity real estate..............................................           11.8                11.6
       Cash and short-term investments.................................            2.7                 6.1
                                                                         ------------------   ------------------
          Total .......................................................          100.0%              100.0%
                                                                         ==================   ==================

     The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the respective Investment Committees established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

     In 2010, AXA Equitable qualified pension plans continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded equity futures contracts, and exchange-traded funds that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

     The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2010 and 2009, respectively.


                                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
       DECEMBER 31, 2010                     ---------------  ---------------  ---------------  ---------------
       ASSET CATEGORIES                                                 (IN MILLIONS)
       Fixed maturities:
         Corporate...........................  $        -       $      564       $        -       $     564
         US Treasury, government
           and agency........................           -              148                -             148
         States and political subdivisions...           -                9                -               9
         Foreign governments.................           -                -                -               -
         Commercial mortgage-backed..........           -                -                -               -
         Asset-backed........................           -                -                -               -
         Other structured debt...............           -                -                6               6
       Common and preferred equity...........         410                2                -             412
       Mutual funds..........................         115                -                -             115
       Hedge funds...........................           -                                 -               -
       Derivatives, net......................           1                6                -               7
       Private real estate investment funds..                            -               13              13
       Private investment trusts.............           -               51              163             214
       Commercial mortgages..................           -                -
       Cash and cash equivalents.............           6                2                -               8
       Short-term investments................           2               31                -              33
                                              ---------------  ---------------  ---------------  ---------------
         Total  .............................  $      534       $      813       $      182       $   1,529
                                              ===============  ===============  ===============  ===============

       December 31, 2009
       Asset Categories
       Fixed maturities:
         Corporate...........................  $        -       $      415       $        -       $      415
         US Treasury, government                        -
           and agency........................                          192                -              192
         States and political subdivisions...           -                9                -                9
         Foreign governments.................           -                -                -                -
         Commercial mortgage-backed..........           -                -                -                -
         Asset-backed........................           -                -                -                -
         Other structured debt...............           -                -                7                7
       Common and preferred equity...........         575                1                -              576
       Mutual funds..........................           5                -                -                5
       Hedge funds...........................           -                7                -                7
       Derivatives, net......................         (96)               -                -              (96)
       Private real estate investment funds..           -                -               12               12
       Private investment trusts.............           -               44              147              191
       Commercial mortgages..................           -                -                2                2
       Cash and cash equivalents.............          32                1                -               33
       Short-term investments................          29               24                -               53
                                              ---------------  ---------------  ---------------  ---------------
         Total...............................  $      545       $      693       $      168       $    1,406
                                              ===============  ===============  ===============  ===============

     At December 31, 2010, assets classified as Level 1, Level 2, and Level 3 comprise approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprised approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $163 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

     The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2010 and 2009, respectively.

                                                     PRIVATE REAL
                                                        ESTATE        PRIVATE
                                        FIXED         INVESTMENT     INVESTMENT    COMMERCIAL
                                     MATURITIES(1)       FUNDS         TRUSTS       MORTGAGES       TOTAL
                                     -------------   ------------    ----------    ----------     ----------
                                                                   (IN MILLIONS)
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
       Actual return on Plan assets:
          Relating to assets still
           held at December 31, 2010          (1)             1             16             -              16
          Relating to assets sold
           during 2010..............           -              -              -             -               -
       Purchases, sales, issues and
        settlements, net...........            -              -              -            (2)             (2)
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2010..........   $        6     $       13     $      163    $        -      $      182
                                      ==========     ==========     ==========    ==========      ==========

       Balance at
        January 1, 2009............   $        6     $       15     $      224    $        2      $      247
       Actual return on Plan
        assets:
          Relating to assets still
           held at December 31, 2009           1             (3)           (77)            -             (79)
       Purchases, sales, issues and
        settlements, net...........            -              -              -             -               -
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
                                      ==========     ==========     ==========    ==========      ==========

     (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

     The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2010 and 2009 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2010 and 2009.


                                                                                 2010              2009
                                                                             ------------      ------------
       Discount rates:
         Benefit obligation.............................................         5.25%             6.00%
         Periodic cost..................................................         6.00%             6.50%

       Rates of compensation increase:
         Benefit obligation and periodic cost...........................         6.00%             6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost)...................................         6.75%             6.75%

     The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

     Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $14 million, $16 million and $17 million for 2010, 2009 and 2008, respectively.

     The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2011, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2010 and include benefits attributable to estimated future employee service.


                                                            PENSION
                                                            BENEFITS
                                                        -----------------
                                                          (IN MILLIONS)
                                                        -----------------

       2011...........................................  $       190
       2012...........................................          199
       2013...........................................          198
       2014...........................................          197
       2015...........................................          195
       Years 2016-2020................................          943

     AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of

     AllianceBernstein totaling $216 million, $221 million and $133 million for 2010, 2009 and 2008, respectively. As further described in Note 13, the cost of the 2010 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

13)  SHARE-BASED AND OTHER COMPENSATION PROGRAMS

     AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

     In first quarter 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $199 million, $78 million and $34 million for share-based payment arrangements as further described herein.

     Performance Units. On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction of two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

     On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Management Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2010, the expense associated with the March 19, 2010 grant of performance units was approximately $8 million.

     On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4 million and equity settlements of the remainder with approximately 46,615 AXA ADRs for aggregate value of approximately $1 million. The AXA ordinary shares are subject to non-transferability restriction for two years. These AXA ADRs were sourced from settlement on May 10, 2009 of a forward purchase contract entered into on September 26, 2007 by which AXA Financial took delivery of 78,000 shares for payment of approximately $4 million.

     On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance-related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2010 and 2009, the Company recognized compensation expense of approximately $9 million and $5 million in respect of the March 20, 2009 grant of performance units.

     On June 16, 2008, AXA Financial entered into a total return swap and a forward purchase contract on the AXA ADR to limit its price exposure on awards expected to vest on April 1, 2010 under the terms of the AXA Performance Unit Plan 2008. Terms of the swap agreement require quarterly payments by AXA Financial of a LIBOR-based spread in exchange for a total return payment on the AXA ADR based on 773,000 notional shares. The forward purchase contract requires AXA Financial to take delivery of 220,000 AXA ADRs on April 10, 2010 for payment of $33.7329 per share, or approximately $7 million. The forward purchase obligation has been recognized by AXA Financial Group in its consolidated balance sheets at December 31, 2009 as a direct reduction of capital in excess of par value and does not require adjustment in future periods for changes in value.

     On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $19 million and equity settlements of the remainder with approximately 153,494 AXA ADRs for aggregate value of approximately $6 million. The AXA ADRs has a non-transferability restriction for two years which expired in 2010. These AXA ADRs were sourced from settlement on March 31, 2008 of a forward purchase contract entered into on March 19, 2007, by which AXA Financial took delivery of 167,500 shares for payment of approximately $7 million.

     For 2010, 2009 and 2008, the Company recognized compensation costs of $16 million, $5 million and $6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2010 and 2009 was $38 million and $18 million, respectively. Approximately 2,209,314 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing the grant of March 19, 2010 for which cumulative average 2010-2011 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2009.

     Option Plans. On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the

     AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2010, the expense associated with the March 19, 2010 grant of options was approximately $3 million.

     On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan") was established, under which various types of Holding unit-based awards may be granted to its employees and independent directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30 million. The 2010 Plan also permits AllianceBernstein to award an additional 30 million Holding units if they acquire the Holding units on the open market or through private purchases. During 2010, AllianceBernstein granted 25,910 options to buy Holding units and 12 million restricted Holding units, net of forfeitures, under the 2010 Plan. As a result, Holding unit-based awards (including options) in respect of 48 million Holding units are available for grant as of December 31, 2010.

     On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $23 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding units generally vest ratably over a five year period.

     The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

     A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2010 follows:

                                                                  Options Outstanding
                          -----------------------------------------------------------------------------------------------------
                                AXA Ordinary Shares                  AXA ADRs (3)             AllianceBernstein Holding Units
                          --------------------------------- -------------------------------- ----------------------------------
                                              Weighted                          Weighted                          Weighted
                              Number          Average           Number          Average          Number           Average
                           Outstanding        Exercise        Outstanding       Exercise      Outstanding         Exercise
                          (In Millions)        Price         (In Millions)       Price       (In Millions)         Price
                          --------------- ----------------- ---------------- --------------- ---------------  -----------------
Options outstanding at
   January 1, 2010.......          15.0    (Euro)     23.75            10.9   $       19.95          12.1      $       41.79
Options granted..........           2.3    (Euro)     14.98             -     $        -               .4      $       27.52
Options exercised........           -      (Euro)         -             (.6)  $       16.69           (.5)     $       17.05
Options forfeited, net...          (1.0)   (Euro)     26.80             (.3)  $       27.10          (1.0)     $       46.68
Options expired..........           -                                   -                             (.8)     $       51.39
                          ---------------                   ----------------                 ---------------
Options Outstanding at
   December 31, 2010.....          16.3    (Euro)     22.34            10.0   $       19.96          10.2      $       41.24
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.5                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............          6.47                                2.39                           6.9
                          ===============                   ================                 ===============
Options Exercisable at
   December 31, 2010.....           8.7    (Euro)     25.36            10.0   $       19.97           2.7      $       44.94
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.4                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............           5.17                                2.36                          4.7
                          ===============                   ================                 ===============

   (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2010 of the respective underlying shares over the strike prices of the option awards.
   (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
   (3) AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

     Cash proceeds received from employee and financial professional exercises of stock options in 2010 was $10 million. The intrinsic value related to employee and financial professional exercises of stock options during 2010, 2009 and 2008 were $3 million, $8 million and $44 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $3 million and $15 million, respectively, for the periods then ended. In 2010, 2009 and 2008, windfall tax benefits of approximately $1 million, $2 million and $10 million, respectively, resulted from employee and financial professional exercises of stock option awards.

     At December 31, 2010, AXA Financial held 883,832 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $26.86 per share, of which approximately 645,414 were designated to fund future exercises of outstanding stock options and approximately 238,418 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. During 2010, AXA Financial utilized approximately 496,907 AXA ADRs and AXA Ordinary Shares from treasury to fund exercises of employee stock options. Outstanding options to purchase AXA Ordinary Shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

     For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2010, 2009 and 2008, respectively.

                                               AXA Ordinary Shares             AllianceBernstein Holding Units
                                          -------------------------------  ----------------------------------------
                                            2010      2009       2008          2010         2009          2008
                                          ------- ------------ ----------  ------------ ------------ --------------
       Dividend yield...................   6.98%     10.69%      7.12%       7.2-8.2%    5.2 - 6.1%       5.4%

       Expected volatility..............   36.5%     57.5%       34.7%      46.2-46.6%  40.0 - 44.6%     29.3%

       Risk-free interest rates.........   2.66%     2.74%       4.19%       2.2-2.3%     1.6-2.1%        3.2%

       Expected life in years...........    6.4       5.5         6.0          6.0         6.0-6.5        6.0

       Weighted average fair value per
         option at grant date...........   $3.54     $2.57       $5.70        $6.18         $3.52        $10.85

     For 2010, 2009 and 2008, AXA Financial Group recognized compensation costs for employee and financial professional stock options of $16 million, $20 million, and $27 million, respectively. As of December 31, 2010, approximately $4 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

     Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

     In 2010, AllianceBernstein granted 13.1 million restricted Holding unit awards to employees. To fund these awards, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010.

     In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted Holding units with a grant date fair value of $19.20 per Holding unit. These Holding units vest ratably over a 5-year period and are subject to accelerated vesting.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $149 million, $45 million and $6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2010, approximately 22 million restricted shares and Holding units remain unvested. At December 31, 2010, approximately $419 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.5 years.


     The following table summarizes unvested restricted stock activity for 2010.

                                                                                                   WEIGHTED
                                                                                SHARES OF           AVERAGE
                                                                               RESTRICTED         GRANT DATE
                                                                                  STOCK           FAIR VALUE
                                                                             ----------------   ----------------
       Unvested as of January 1, 2010........................................     404,485        $      31.74
       Granted...............................................................      87,055        $      19.76
       Vested................................................................     (99,779)       $      28.24
       Forfeited.............................................................           -
                                                                             ----------------
       Unvested as of December 31, 2010......................................     391,761        $      29.97
                                                                             ================

     Restricted stock vested in 2010, 2009 and 2008 had aggregate vesting date fair values of approximately $2 million, $2 million and $3 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $6 million.

     Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In third quarter 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010, 2009 and 2008, respectively, approximately 103,569, 11,368 and 652,919 of these awards were exercised at an aggregate cash-settlement value of $357,961, $77,723 and $9 million. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559), $(474,610) and $(6) million for 2010, 2009 and 2008, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

     SARs. On March 19, 2010 and March 20, 2009, respectively, 24,101 and 129,722 Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 15.43 Euros and 10.00 Euros, respectively as of the date of exercise. At December 31, 2010, 384,330 SARs were outstanding, having weighted average remaining contractual term of 6.5 years. The accrued value of SARs at December 31, 2010 and 2009 was $236,114 and $1 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2010, 2009 and 2008, the Company recorded compensation expense for SARs of $(865,661), $731,835 and $(2) million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

     AXA Shareplan. In 2010, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2010. Similar to the AXA Shareplan programs previously offered in 2001 through 2009, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2010 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $14.60 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 16.71% formula discounted price of $15.20 per share on a leveraged basis with a guaranteed return of initial investment plus 70% of any appreciation in the undiscounted value of the total shares purchased. The Company recognized compensation expense of $17 million in 2010, $7 million in 2009 and $1 million in 2008 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2010, 2009 and 2008 primarily invested under

     Investment Option B for the purchase of approximately 8 million, 6 million and 7 million AXA ordinary shares, respectively.

     AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2010, 2009 and 2008, respectively, the Company recognized compensation expense of approximately $2 million, $2 million and $2 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

     Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000.

14)  NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET


     The following table breaks out Net investment income (loss) by asset category:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $   1,616          $   1,582         $    1,669
       Mortgage loans on real estate.....................        231                231                252
       Equity real estate................................         20                  6                 12
       Other equity investments..........................        111                (68)              (111)
       Policy loans......................................        234                238                251
       Short-term investments............................         11                 21                 31
       Derivative investments............................       (284)            (3,079)             7,302
       Broker-dealer related receivables.................         12                 15                 65
       Trading securities................................         49                137               (344)
       Other investment income...........................         36                 14                 28
                                                          ----------------   ----------------  -----------------

         Gross investment income (loss)..................      2,036               (903)             9,155

       Investment expenses...............................        (56)               (73)               (65)
       Interest expense..................................         (4)                (4)               (36)
                                                          ----------------   ----------------  -----------------

       Net Investment Income (Loss)......................  $   1,976          $    (980)        $    9,054
                                                          ================   ================  =================

     For 2010, 2009 and 2008, respectively, Net investment income (loss) from derivatives included $(968) million, $(1,769) million and $6,623 million of realized gains (losses) on contracts closed during those periods and $684 million, $(1,310) million and $679 million of unrealized gains (losses) on derivative positions at each respective year end.

     Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $     (200)        $       (2)       $      (367)
       Mortgage loans on real estate.....................         (18)                 -                  2
       Equity real estate................................           -                  -                 (2)
       Other equity investments..........................          34                 53                 12
       Other(1)  ........................................           -                  3                 16
                                                          ----------------   ----------------  -----------------
       Investment Gains (Losses), Net....................  $     (184)        $       54        $      (339)
                                                          ================   ================  =================

    (1) In 2008, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $10 million for 2008. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2010 and 2009, no gain or loss was recorded on these transactions.

     There were no writedowns of mortgage loans on real estate and of equity real estate in 2010, 2009 and 2008.

     For 2010, 2009 and 2008, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $840 million, $2,901 million and $324 million. Gross gains of $28 million, $320 million and $3 million and gross losses of $16 million, $128 million and $95 million were realized on these sales in 2010, 2009 and 2008, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2010, 2009 and 2008 amounted to $903 million, $2,353 million and $(2,526)
     million, respectively.

     For 2010, 2009 and 2008, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $31 million, $40 million and $48 million.

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

     The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Balance, attributable to AXA Equitable,
         beginning of year............................... $      (68)        $   (1,271)       $       104
       Changes in unrealized investment gains
         (losses) on investments.........................        835              2,494             (2,609)
       Impact of unrealized investment gains (losses)
         attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................        (68)                58               (164)
           DAC...........................................       (110)              (578)               582
           Deferred income tax (expense) benefit.........       (217)              (705)               746
                                                          ----------------   ----------------  -----------------
       Total    .........................................        372                 (2)            (1,341)
       Less: Changes in unrealized investment (gains)
         losses attributable to noncontrolling interest..          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities.............................. $      875         $       33        $    (2,450)
           Other equity investments......................          2                  9                 (2)
                                                          ----------------   ----------------  -----------------
             Total.......................................        877                 42             (2,452)
         Impact of unrealized investment gains (losses)
           attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................       (139)               (71)              (129)
           DAC...........................................       (133)               (23)               555
           Deferred income tax (expense) benefit ........       (218)                (1)               704
                                                          ----------------   ----------------  -----------------
       Total.............................................        387                (53)            (1,322)
       Less: (Income) loss attributable to
         noncontrolling interest.........................         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

15)  INCOME TAXES

     A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Income tax (expense) benefit:
         Current (expense) benefit.......................  $      (34)        $       81        $       320
         Deferred (expense) benefit......................        (673)             1,191             (2,011)
                                                          ----------------   ----------------  -----------------
       Total.............................................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Expected income tax (expense) benefit ............  $   (1,055)        $    1,078        $    (1,885)
       Noncontrolling interest...........................          66                105                132
       Separate Accounts investment activity.............          53                 72                 67
       Non-taxable investment income (loss) .............          15                 27                (26)
       Adjustment of tax audit reserves..................         (13)                 7                (10)
       State income taxes................................          (5)               (12)               (21)
       AllianceBernstein Federal and foreign taxes.......          (3)                (6)                53
       Tax settlement....................................          99                  -                  -
       ACMC conversion...................................         135                  -                  -
       Other     ........................................           1                  1                 (1)
                                                          ----------------   ----------------  -----------------
       Income tax (expense) benefit......................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the Internal Revenue Service ("IRS") of issues for the 1997-2003 tax years.

     Due to the conversion of ACMC, Inc. from a corporation to a limited liability company in 2010, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

     On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. The Treasury 2010-2011 Priority Guidance Plan includes an item for guidance with respect to the calculation of the Separate Account dividend received deduction. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination or reduction of the Separate Account DRD tax benefit that the Company receives.

     The components of the net deferred income taxes are as follows:

                                                        DECEMBER 31, 2010                 December 31, 2009
                                                 --------------------------------  --------------------------------
                                                     ASSETS        LIABILITIES         Assets        Liabilities
                                                 ---------------  ---------------  ---------------  ---------------
                                                                           (IN MILLIONS)
       Compensation and related benefits.......   $      229       $        -       $      438       $       -
       Reserves and reinsurance................            -              977                -             879
       DAC.....................................            -            2,610                -           2,307
       Unrealized investment gains or losses...                           259               40               -
       Investments.............................            -              800                -             585
       Alternative minimum tax credits.........          241                -                -               -
       Other...................................          108                -               67               -
                                                 ---------------  ---------------  ---------------  ---------------
       Total...................................   $      578       $    4,646       $      545       $   3,771
                                                 ===============  ===============  ===============  ===============

     The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2010, $206 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $74 million would need to be provided if such earnings were remitted.

     At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature. At December 31, 2009, the total amount of unrecognized tax benefits was $658 million, of which $483 million would affect the effective rate and $175 million was temporary in nature.

     The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2010 and 2009 were $91 million and $81 million, respectively. For 2010, 2009 and 2008, respectively, there were $10 million, $4 million and $9 million in interest expense related to unrecognized tax benefits.

     A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                 2010              2009              2008
                                                            -------------     -------------     -------------
                                                                                (IN MILLIONS)
       Balance at January 1.............................    $         577     $         477     $         376
       Additions for tax positions of prior years.......              168               155                97
       Reductions for tax positions of prior years......             (266)              (50)               (5)
       Additions for tax positions of current year......                1                 1                 1
       Reductions for tax positions of current year.....                -                 -                 -
       Settlements with tax authorities.................              (46)               (6)                8
                                                            -------------     -------------     -------------
       Balance, December 31.............................    $         434     $         577     $         477
                                                            =============     =============     =============

     IRS examinations of the AXA Equitable Federal income tax returns for 2004 and 2005 are expected to be completed during 2011. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months due to the completion of the AXA Equitable 2004 and 2005 examinations and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)  DISCONTINUED OPERATIONS

     The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2010 and 2009. The following tables reconcile the Earnings (loss) from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings (loss) for the years ended December 31, 2009 and 2008:

                                                                       2010          2009           2008
                                                                    ------------  ------------  -------------
                                                                                 (IN MILLIONS)
       EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities...........................................  $     -       $    (9)      $   (28)
       Real estate held-for-sale...................................        -            12            23
                                                                    ------------  ------------  -------------
       Total  .....................................................  $     -       $     3       $    (5)
                                                                    ============  ============  =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale...................................  $     -       $     -       $     6
                                                                    ------------  ------------  -------------
       Total.......................................................  $     -       $     -       $     6
                                                                    ============  ============  =============

     During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $124 million. Proceeds on the sale that were received by Wind-up Annuities' were $320 million. In connection with the sale, Wind-up Annuities acquired a $150 million mortgage from the affiliate on the property sold and a $50 million interest in another equity real estate property from continuing operations.

     Disposal of Businesses
     ----------------------

     In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $662 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. Proceeds received in 2008 on the disposition of the AXA Enterprise Funds totaled $3 million.

17)  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Unrealized gains (losses) on investments.......... $      387         $        9        $    (1,322)
       Defined benefit pensions plans....................     (1,008)              (968)              (965)
       Impact of implementing new accounting guidance,
         net of taxes....................................          -                (62)                 -
                                                          ----------------   ----------------  -----------------
       Total accumulated other comprehensive
         income (loss)...................................       (621)            (1,021)            (2,287)
       Less: Accumulated other comprehensive (income) loss
         attributable to noncontrolling interest.........         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Accumulated Other Comprehensive Income (Loss)      $     (629)        $   (1,036)       $    (2,236)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================

     The components of OCI for the past three years follow:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net unrealized gains (losses) on investments:
         Net unrealized gains (losses) arising during
           the year...................................... $      646         $    2,558        $    (2,972)
         (Gains) losses reclassified into net
           earnings (loss) during the year...............        189                 (2)               363
                                                          ----------------   ----------------  -----------------
       Net unrealized gains (losses) on investments......        835              2,556             (2,609)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes.................       (395)            (1,225)             1,164
                                                          ----------------   ----------------  -----------------
       Change in unrealized gains (losses), net of               440              1,331             (1,445)
           adjustments...................................
       Change in defined benefits pension plans..........        (40)                (3)              (593)
                                                          ----------------   ----------------  -----------------
       Total other comprehensive income (loss),                  400              1,328             (2,038)
         net of income taxes.............................
       Less: Other comprehensive (income) loss
         attributable to noncontrolling interest.........          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Other Comprehensive Income (Loss)                  $      407         $    1,262        $    (1,968)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================


18)  COMMITMENTS AND CONTINGENT LIABILITIES

     Debt Maturities
     ---------------

     At December 31, 2010, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2011, 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

     Leases
     ------

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2011 and the four successive years are $212 million, $218 million, $225 million, $219 million, $211 million and $1,827 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for

     2011 and the four successive years is $9 million, $13 million, $14 million, $14 million, $14 million and $57 million thereafter.

     Restructuring
     -------------

     As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                                2010               2009              2008
                                                          -----------------  ----------------- ------------------
                                                                              (IN MILLIONS)
       Balance, beginning of year........................  $       20        $       60         $       31
       Additions  .......................................          90                79                 68
       Cash payments ....................................         (94)             (112)               (34)
       Other reductions..................................          (5)               (7)                (5)
                                                          -----------------  ----------------- ------------------
       Balance, End of Year .............................  $       11        $       20         $       60
                                                          =================  ================= ==================

     During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with their workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

     Guarantees and Other Commitments
     --------------------------------

     The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2010, these arrangements include commitments by the Company to provide equity financing of $497 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

     AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

     The Company had $59 million of undrawn letters of credit related to reinsurance at December 31, 2010. AXA Equitable had $178 million of commitments under existing mortgage loan agreements at December 31, 2010.

     The Insurance Group has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

     AXA Equitable, U.S. Financial Life Insurance Company ("USFL") and MLOA receive statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent AXA Bermuda holds assets in an irrevocable trust ($5,462 million) and/or letters of credit ($2,135 million). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact our liquidity.

     In addition, AXA Bermuda utilizes derivative instruments as well as repurchase agreement transactions that are collectively managed in an effort to reduce the economic impact of unfavorable changes to GMDB and GMIB reserves. The use of such instruments are accompanied by agreements which specify the circumstances under which the parties are required to pledge collateral related to the decline in the estimated fair value of specified instruments. Moreover, under the terms of a majority of the transactions, payments to counterparties related to the change in fair value of the instruments may be required. The amount of collateral pledged and the amount of payments required to be made pursuant to such transactions may increase under certain circumstances, which could adversely impact AXA Bermuda's liquidity.

     In February 2002, AllianceBernstein signed a $125 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations.

     In December 2010, AllianceBernstein executed a guarantee in connection with the $1,000 million 2010 AB Credit Facility. If SCB LLC is unable to meet its obligations, AllianceBernstein will pay the obligations when due or on demand.

     During 2010, AllianceBernstein executed three additional agreements with commercial banks, under which AllianceBernstein guaranteed $503 million of obligations in the ordinary course of business of SCBL. In the event SCBL is unable to meet its obligations, AllianceBernstein will pay the obligations when due.

     During 2010, AllianceBernstein was not required to perform under these agreements and at December 31, 2010 had no liability outstanding in connection with these agreements.

19)  LITIGATION

     INSURANCE LITIGATION

     A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In December 2010, the Court granted preliminary approval of a settlement between the parties and notices were sent to the class members.

     ALLIANCEBERNSTEIN LITIGATION

     Market Timing-Related Matters
     -----------------------------

     In October 2003, a purported class action complaint entitled Hindo, et al.
     v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AB Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

     Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

     On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement was documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which AllianceBernstein previously expensed and disclosed, has been disbursed. The derivative claims brought on behalf of AB Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                      ___________________________________

     Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

     In addition to the matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $380 million during 2011. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2010, 2009 and 2008, the Insurance Group's statutory net income (loss) totaled $(510) million, $1,783 million and $(1,075) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,232 million and $3,838 million at December 31, 2010 and 2009, respectively. In 2010, AXA Equitable paid $300 million in shareholder dividends; no dividends were paid in 2009 and 2008.

     At December 31, 2010, AXA Equitable, in accordance with various government and state regulations, had $89 million of securities on deposit with such government or state agencies.

     In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2011 will approximate $71 million.

     At December 31, 2010 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2010.

     Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;
     (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

     The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings (loss) and equity on a U.S. GAAP basis.

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net change in statutory surplus and
         capital stock................................... $      685         $      (39)       $    (3,414)
       Change in AVR.....................................       (291)               289               (809)
                                                          ----------------   ----------------  -----------------
       Net change in statutory surplus, capital stock
         and AVR.........................................        394                250             (4,223)
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................        (61)            (5,995)                 3
         DAC.............................................        747                860             (2,090)
         Deferred income taxes...........................     (1,006)             1,167             (4,116)
         Valuation of investments........................        145               (659)             3,695
         Valuation of investment subsidiary..............        366               (579)             5,046
         Change in fair value of
           reinsurance contracts.........................      2,350             (2,566)             1,567
         Pension adjustment..............................         56                 17              1,390
         Premiums and benefits ceded to AXA Bermuda......     (1,099)             5,541              2,847
         Issuance of surplus notes.......................          -                  -             (1,000)
         Shareholder dividends paid......................        300                  -                  -
         Changes in non-admitted assets..................        (64)                29                137
         Other, net......................................        (55)               (33)               (13)
         U.S. GAAP adjustments for Wind-up Annuities ....          -               (195)               (17)
                                                          ----------------   ----------------  -----------------
       U.S. GAAP Net Earnings (Loss)
          Attributable to AXA Equitable.................. $    2,073         $   (2,163)       $     3,226
                                                          ================   ================  =================

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
       Statutory surplus and capital stock............... $    3,801         $    3,116        $     3,155
       AVR...............................................        431                722                433
                                                          ----------------   ----------------  ------------------
       Statutory surplus, capital stock and AVR..........      4,232              3,838              3,588
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................     (2,015)            (1,464)            (1,487)
         DAC.............................................      8,383              7,745              7,482
         Deferred income taxes...........................     (4,775)            (3,705)            (4,585)
         Valuation of investments........................      1,658                673             (2,312)
         Valuation of investment subsidiary..............       (657)            (1,019)               588
         Fair value of reinsurance contracts.............      4,606              2,256              4,822
         Deferred cost of insurance ceded
           to AXA Bermuda................................      2,904              3,178              3,496
         Non-admitted assets.............................        761              1,036              1,144
         Issuance of surplus notes.......................     (1,525)            (1,525)            (1,525)
         Other, net......................................       (521)              (152)               140
         U.S. GAAP adjustments for Wind-up Annuities.....          -                  -                 12
                                                          ----------------   ----------------  ------------------
       U.S. GAAP Total Equity
           Attributable to AXA Equitable................. $   13,051         $   10,861        $    11,363
                                                          ================   ================  ==================

21)  BUSINESS SEGMENT INFORMATION

     The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
     (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance........................................   $     8,511        $       336       $    15,075
       Investment Management (1)........................         2,959              2,942             3,543
       Consolidation/elimination........................           (29)               (36)              (76)
                                                          -----------------  ----------------  -----------------
       Total Revenues...................................   $    11,441        $     3,242       $    18,542
                                                          =================  ================  =================

         (1) Intersegment investment advisory and other fees of approximately $62 million, $56 million and $93 million for 2010, 2009 and 2008, respectively, are included in total revenues of the Investment Management segment.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS, BEFORE INCOME TAXES:
       Insurance........................................   $     2,613       $    (3,666)       $     4,454
       Investment Management (2)........................           400               589                932
       Consolidation/elimination........................             2                (2)                 -
                                                          -----------------  ----------------  -----------------
       Total Earnings (Loss) from Continuing Operations,
          before Income Taxes...........................   $     3,015       $    (3,079)       $     5,386
                                                          =================  ================  =================

         (2)   Net of interest expenses incurred on securities borrowed.

                                                                                  DECEMBER 31,
                                                                  ----------------------------------------------
                                                                          2010                    2009
                                                                  ---------------------   ----------------------
                                                                                 (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance........................................           $    152,032             $    139,151
       Investment Management............................                 11,136                   10,771
       Consolidation/elimination........................                    (12)                     (18)
                                                                  ---------------------   ----------------------
       Total Assets.....................................           $    163,156             $    149,904
                                                                  =====================   ======================

     In accordance with SEC regulations, securities with a fair value of $1,085 million and $948 million have been segregated in a special reserve bank custody account at December 31, 2010 and 2009, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 2010 and 2009 are summarized below:

                                                                  THREE MONTHS ENDED
                                      ---------------------------------------------------------------------------
                                         MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                      ----------------  -----------------  ------------------  ------------------
                                                                     (IN MILLIONS)
       2010
       ----
       Total Revenues...............  $     2,133       $      5,387       $     5,115         $     (1,194)
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       Earnings (Loss) Net,
         Attributable
         to AXA Equitable...........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       2009
       ----
       Total Revenues...............  $     1,320       $     (1,034)      $     1,685         $      1,271
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $      (316)      $     (1,347)      $      (141)        $       (362)
                                      ================  =================  ==================  ==================

       Net Earnings (Loss)
         Attributable
         to AXA Equitable...........  $      (310)      $     (1,344)      $      (145)        $       (364)
                                      ================  =================  ==================  ==================

EQUI-VEST(R) Strategies (Series 901)

A group flexible premium deferred variable annuity contract


PROSPECTUS DATED MAY 1, 2011


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(R) STRATEGIES?

EQUI-VEST(R) Strategies is a group-deferred annuity contract ("contract") issued by AXA EQUITABLE LIFE INSURANCE COMPANY. Either the plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be summarized in a participation certificate ("certificate") provided to each participant. EQUI-VEST(R) Strategies provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or the account for special dollar cost averaging ("investment options").


This prospectus is a disclosure document and describes all of the certificate's material features, benefits, rights and obligations, as well as other information. The description of the certificate's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the certificate are changed after the date of this prospectus in accordance with the certificate, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The certificate should also be read carefully. You have the right to cancel your certificate within a certain number of days after receipt of the certificate.

The contract may not currently be available in all states. All optional features and benefits described in this prospectus may not be available at the time you purchase the certificate. We have the right to restrict availability of any optional feature or benefit. We can refuse to accept any application or contribution from you at any time, including after you purchase the certificate.

We offer the EQUI-VEST(R) Strategies contract to fund two types of "plans":
Section 403(b) (also referred to as "TSA" plans or contracts) or governmental employer Section 457(b) plans (also referred to as "EDC" plans or contracts) (together "plans"). The EQUI-VEST(R) Strategies contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions. The contract may not be available in all states or for both types of plans.




--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation(1)         o EQ/PIMCO Ultra Short Bond
o AXA Conservative-Plus Allocation(1)    o EQ/Quality Bond PLUS
o EQ/Core Bond Index                     o Invesco V.I. High Yield(5)
o EQ/Franklin Core Balanced              o Ivy Funds VIP High Income
o EQ/Global Bond PLUS                    o Multimanager Core Bond
o EQ/Intermediate Government Bond        o Multimanager Multi-Sector Bond
  Index                                  o Templeton Global Bond Securities
o EQ/Money Market
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o American Century VP Mid Cap Value      o EQ/T. Rowe Price Growth Stock
o AXA Aggressive Allocation(1)           o EQ/Templeton Global Equity
o AXA Moderate-Plus Allocation(1)        o EQ/Van Kampen Comstock
o AXA Tactical Manager 400               o Fidelity(R) VIP Contrafund(R)
o AXA Tactical Manager 500               o Fidelity(R) VIP Equity Income
o AXA Tactical Manager 2000              o Fidelity(R) VIP Mid Cap
o EQ/AllianceBernstein Small Cap         o Goldman Sachs VIT Mid Cap Value
  Growth                                 o Invesco V.I. Dividend Growth(3)
o EQ/AXA Franklin Small Cap Value Core   o Invesco V.I. Mid Cap Core Equity
o EQ/BlackRock Basic Value Equity        o Invesco V.I. Small Cap Equity
o EQ/Boston Advisors Equity Income       o Ivy Funds VIP Energy
o EQ/Calvert Socially Responsible        o Ivy Funds VIP Mid Cap Growth (5)
o EQ/Capital Guardian Growth (2)         o Ivy Funds VIP Small Cap Growth
o EQ/Common Stock Index                  o MFS(R) Investors Growth Stock
o EQ/Davis New York Venture              o MFS(R) Investors Trust
o EQ/Equity 500 Index                    o MFS(R) Technology
o EQ/Equity Growth PLUS                  o MFS(R) Utilities
o EQ/Franklin Templeton Allocation       o Multimanager Aggressive Equity
o EQ/GAMCO Small Company Value           o Multimanager Large Cap Value
o EQ/JPMorgan Value Opportunities        o Multimanager Mid Cap Growth
o EQ/Large Cap Core PLUS                 o Multimanager Mid Cap Value
o EQ/Large Cap Growth Index              o Multimanager Small Cap Growth
o EQ/Large Cap Growth PLUS               o Multimanager Small Cap Value
o EQ/Large Cap Value Index               o Multimanager Technology
o EQ/Large Cap Value PLUS                o Oppenheimer Main Street Fund(R)/VA
o EQ/Lord Abbett Growth and Income (2)   o PIMCO VIT CommodityRealReturn(R)
o EQ/Lord Abbett Large Cap Core            Strategy
o EQ/Mid Cap Index                       o Target 2015 Allocation
o EQ/Mid Cap Value PLUS                  o Target 2025 Allocation
o EQ/Montag & Caldwell Growth            o Target 2035 Allocation
o EQ/Morgan Stanley Mid Cap Growth       o Target 2045 Allocation
o EQ/Mutual Large Cap Equity             o Van Eck VIP Global Hard Assets(5)
o EQ/Small Company Index
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Tactical Manager International     o Invesco V.I. Global Real Estate
o EQ/Global Multi-Sector Equity          o Invesco V.I. International Growth
o EQ/International Core PLUS             o Lazard Retirement Emerging Markets
o EQ/International Equity Index(4)         Equity
o EQ/International Value PLUS            o MFS(R) International Value
o EQ/MFS International Growth(4)         o Multimanager International Equity
o EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation                   o AXA Moderate Allocation(1)



(1)  The AXA Allocation portfolios.

(2) Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus regarding the proposed merger of this variable investment option on or about May 20, 2011.

(3) This variable investment option has been added to the contract as the result of a portfolio merger. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for more information about this variable investment option.

(4) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.

(5) This variable investment option will become available on or about May 23, 2011. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for more information about this variable investment option.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                          e13410
                                                       EV Strategies 901 (IF/NB)

You allocate amounts to the variable investment options selected by your employer. Each variable investment option is a subaccount of Separate Account
A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") that is part of one of the trusts (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging if your employer elects to make them available under the contract. These investment options are discussed later in this prospectus.


Minimum contribution amounts of $20 may be made under the contract.


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2011, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our Processing Office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling (800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

                                         Contents of this Prospectus



--------------------------------------------------------------------------------


Index of key words and phrases                                                4


Who is AXA Equitable?                                                         5
How to reach us                                                               6
EQUI-VEST(R) Strategies group annuity contract at a glance -- key features    8


--------------------------------------------------------------------------------
FEE TABLE                                                                    10
--------------------------------------------------------------------------------
Examples: EQUI-VEST(R) Strategies contracts                                  11
Condensed financial information                                              11


--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                            12
--------------------------------------------------------------------------------
How you can contribute to your certificate                                   12
How EQUI-VEST(R) Strategies is available                                     13
How contributions can be made                                                13
What are your investment options under the contract?                         13
Portfolios of the Trusts                                                     14
Selecting your investment method                                             23
ERISA considerations for employers                                           24
Allocating your contributions                                                24
Unallocated account                                                          25
Death benefit                                                                25
Your right to cancel within a certain number of days                         26


--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                      27
--------------------------------------------------------------------------------
Your account value and cash value                                            27
Your certificate's value in the variable investment options                  27
Your certificate's value in the guaranteed interest option and the account
  for special dollar cost averaging                                          27


--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                          28
--------------------------------------------------------------------------------
Transferring your account value                                              28
Disruptive transfer activity                                                 28
Automatic transfer options                                                   29
Investment simplifier                                                        29
Rebalancing your account value                                               30



----------------------------
"We,""our," and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is the participant.

When we use the word "contract" we mean the group contract issued to the plan trustee or employer ("contract holder,"). When we use the word "certificate," we mean the participation certificate that summarizes the rights of each participant covered under the group contract.

                                                  CONTENTS OF THIS PROSPECTUS  2

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                      31
--------------------------------------------------------------------------------
Withdrawing your account value                                               31
How withdrawals are taken from your account value                            32
Loans                                                                        32
Termination of participation                                                 33
When to expect payments                                                      33
Your annuity payout options                                                  33


--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                      35
--------------------------------------------------------------------------------
Charges under the contracts                                                  35
Charges that the Trusts deduct                                               37
Variations in charges                                                        37


--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                  38
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                      38
How death benefit payment is made                                            38
Beneficiary continuation option                                              38


--------------------------------------------------------------------------------
7. TAX INFORMATION                                                           40
--------------------------------------------------------------------------------
Tax information and ERISA matters                                            40
Choosing a contract to fund a retirement arrangement                         40


Special rules for tax-favored retirement plans                               40


Additional "Saver's Credit" for salary reduction contributions
   to certain plans                                                          40
Tax-sheltered annuity arrangements (TSAs)                                    41
Distributions from TSAs                                                      43
Public employee deferred compensation plans (EDC Plans)                      45
ERISA matters                                                                48
Certain rules applicable to plans designed to comply with Section 404(c)
   of ERISA                                                                  49
Federal and state income tax withholding and information reporting           49
Federal income tax withholding on periodic annuity payments                  49
Federal income tax withholding on non-periodic annuity payments
   (withdrawals)                                                             49
Mandatory withholding from TSA, governmental employer EDC and
    qualified plan distributions                                             50
Impact of taxes to AXA Equitable                                             50


--------------------------------------------------------------------------------
8. MORE INFORMATION                                                          51
--------------------------------------------------------------------------------
About our Separate Account A                                                 51
About the Trusts                                                             51
About the general account                                                    51
Dates and prices at which certificate events occur                           52
About your voting rights                                                     52
Statutory compliance                                                         53
About legal proceedings                                                      53
Financial statements                                                         53
Transfers of ownership, collateral assignments, loans, and borrowing         53
Funding changes                                                              53
Distribution of the contracts                                                53


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
      I --   Condensed financial information                                 I-1
     II --   Death benefit example                                          II-1
    III --   State contract availability and/or variations of              III-1
             certain features and benefits



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------



3  CONTENTS OF THIS PROSPECTUS

Index of key words and phrases



--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                                          PAGE

account for special dollar cost averaging                                   23
account value                                                               27
annuity payout options                                                      33
AXA Equitable Access Account                                                38
beneficiary                                                                 38
beneficiary continuation option                                             38
business day                                                                52
cash value                                                                  27
certificate                                                              cover
contributions                                                               12
disruptive transfer activity                                                28
DOL                                                                         24
EDC                                                                      cover
ERISA                                                                       24
elective deferral contributions                                             41
guaranteed interest option                                                  23
investment options                                                       cover
market timing                                                               28
maturity date                                                               34
net loan interest charge                                                    10
Online Account Access                                                        6
partial withdrawals                                                         31
participant                                                              cover
participation date                                                          12
participation date anniversary                                              12
participation year                                                          12
plan operating expense charge                                               37
portfolio                                                                cover
processing office                                                            6
Required Beginning Date                                                     47
SAI                                                                      cover
SEC                                                                      cover
salary reduction contributions                                              40
special dollar cost averaging                                               24
TOPS                                                                         6
TSA                                                                      cover
Trusts                                                                   cover
unit                                                                        27
unit investment trust                                                       51
variable investment options                                              cover

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

--------------------------------------------------------------------------------
 PROSPECTUS               CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
  account value           Annuity Account Value

  unit                    Accumulation unit

  unit value              Accumulation unit value
--------------------------------------------------------------------------------




                                                INDEX OF KEY WORDS AND PHRASES 4

                                         Who is AXA Equitable?



--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


5  WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

FOR CORRESPONDENCE WITH CHECKS:

--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Unit Annuity Lockbox
P.O. Box 13463
Newark, NJ 07188-0463

--------------------------------------------------------------------------------
 FOR TSA AND GOVERNMENTAL EMPLOYER EDC LOAN REPAY-
 MENTS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R)
Loan Repayments Lockbox
P.O. Box 13496
Newark, NJ 07188-0496

--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
JPMorganChase
EQUI-VEST Lockbox #13463
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001

Telephone number to be listed on express mail packages


Attn: Extraction Supervisor, (718) 242-0716


FOR CORRESPONDENCE WITHOUT CHECKS:

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANS-
 FERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR
 MAIL:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANS-
 FERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS
 DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
EQUI-VEST(R) Processing Office
100 Madison Street, Suite 1000
Syracuse, NY 13202


                      ----------------------------------

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.

--------------------------------------------------------------------------------
 REPORTS WE PROVIDE
--------------------------------------------------------------------------------


o    confirmation notices of financial transactions; and

o quarterly statements of your contract values as of the close of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Online Account Access.



--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:


o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option; and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

o    elect the investment simplifier.

Under Online Account Access only you can:

o    elect to receive certain contract statements electronically;

o    change your address; and

o    access "Frequently Asked Questions" and certain service forms.

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ


                                                        WHO IS AXA EQUITABLE?  6
reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

--------------------------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  election of the investment simplifier;

(2)  election of the automatic deposit service (TSA certificates only);

(3)  election of the rebalancing program;

(4)  election of required minimum distribution automatic withdrawal option;

(5)  election of Beneficiary continuation option;

(6)  transfer/rollover of assets to another carrier;

(7)  request for a loan (where plan permits loans);

(8)  tax withholding election;

(9)  certificate surrender and withdrawal requests; and

(10) death claims.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers among investment options; and

(4)  special dollar cost averaging.

TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  investment simplifier;

(2)  rebalancing program;

(3)  systematic withdrawals;

(4)  the date annuity payments are to begin; and

(5)  special dollar cost averaging

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your certificate number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the Plan requires it.


7  WHO IS AXA EQUITABLE?

EQUI-VEST(R) Strategies group annuity contract at a glance -- key features



--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT      EQUI-VEST(R) Strategies variable investment options invest in different portfolios sub-advised by
MANAGEMENT                   professional investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT          The variable investment options for which information is provided in this prospectus are available
OPTIONS                      under the contract, subject to state regulatory approval and availability under your employer's plan.

------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION   o   Principal and interest guarantees

                             o   Interest rates set periodically
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS           o   No tax on earnings inside the contract until you make withdrawals from your certificate or receive annuity payments.

                             o   No tax on transfers among investment options inside the contract.
                             -------------------------------------------------------------------------------------------------------
                             Because you are purchasing or contributing to an annuity contract to fund a tax-qualified employer sponsored retirement arrangement, you should be aware that such contracts do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the "Code"). Before purchasing one of these contracts, employers should consider whether its features and benefits beyond tax deferral meet participant's needs and goals. Employers may also want to consider the relative features, benefits and costs of these contracts with any other investment that participants may use in connection with their retirement plan or arrangement. Depending on the participant's personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
                             (For more information, see "Tax information," later in this prospectus.)
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS         o   $20 (minimum) each contribution

                             o   Maximum contribution limitations apply to all contracts.
                             -------------------------------------------------------------------------------------------------------
                             In general, contributions are limited to $1.5 million ($500,000 for owners or annuitants who are age 81 and older at issue) under all EQUI-VEST(R) series, EQUI-VEST At Retirement(R) and At Retirement(SM)
                             contracts with the same participant or owner. Also, we may refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts/certificates of which you are owner or under which you are the participant would total $2,500,000. Upon advance notice to you, we may exercise certain rights we have under the contract/certificate regarding contributions. We may also, at any time, exercise our right to close a variable investment option to new contributions or transfers. For more information, see "How you can contribute to your certificate" in "Contract features and benefits" later in this prospectus.
------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY         o   Partial withdrawals

                             o   Loans (if permitted by the plan)

                             o   Several withdrawal options on a periodic basis

                             o   Certificate surrender

                             Withdrawals are subject to the terms of the plan and may be limited. You may incur a withdrawal charge for certain withdrawals or if you surrender your certificate. You may also incur income tax and a penalty tax.
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION     The contract provides a death benefit for the beneficiary. The death benefit is equal to the account value or the standard death benefit, whichever is higher. However, if you elect the enhanced death benefit, the death benefit is equal to your account value (less any outstanding loan and accrued loan interest) or the enhanced death benefit, whichever is higher.
------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS               o   Fixed annuity payout options

                             o   Variable Immediate Annuity payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------



    EQUI-VEST(R) STRATEGIES GROUP ANNUITY CONTRACT AT A GLANCE -- KEY FEATURES 8

------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES      o   Dollar cost averaging by automatic transfers
                             -- Special dollar cost averaging

                         o   Investment simplifier
                             -- Interest sweep option
                             -- Fixed dollar option

                         o   Account value rebalancing (quarterly, semiannually, and annually)

                         o   No charge on transfers among investment options

                         o   Waiver of withdrawal charge under certain circumstances

                         o   Beneficiary continuation option
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES         o   Please see "Fee table" later in this prospectus for complete details.
------------------------------------------------------------------------------------------------------------------------------------
PARTICIPANT ISSUE AGES   o   18-80
------------------------------------------------------------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. YOUR EMPLOYER MAY ELECT NOT TO OFFER ALL OF THE INVESTMENT OPTIONS UNDER THE CONTRACT AS DESCRIBED IN THIS PROSPECTUS. PLEASE SEE APPENDIX III LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this prospectus, as well as your certificate. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The group deferred annuity contract, your participation certificate and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and participation certificate should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.



9 EQUI-VEST(R) STRATEGIES GROUP ANNUITY CONTRACT AT A GLANCE -- KEY FEATURES

Fee table



--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an EQUI-VEST(R) Strategies certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain withdrawals, surrender your certificate, purchase a Variable Immediate Annuity payout option or make certain transfers and rollovers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of the amount withdrawn
(deducted when you surrender your certificate or make certain with-
drawals)(1)                                                            6.00%
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a Variable Immediate Annuity payout option (which
is described in a separate prospectus for that option)                 $350
------------------------------------------------------------------------------------------------------------------------------------
Charge for third-party transfer or direct rollover                     $65 maximum per participant for each occurrence; currently
                                                                       $25 per participant for each occurrence.
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you participate in the contract, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE PERIODICALLY DEDUCT FROM YOUR ACCOUNT VALUE(2)
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge -- (deducted annually from           The lesser of a current charge of $30 (maximum $65) or 2%
your account value)                                                       of your account value plus any prior withdrawals during
                                                                          the participation year.(3)
------------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge -- (calculated and deducted daily as a percent-
age of the outstanding loan amount)                                       2.00%(4)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Separate Account annual expenses(5)                                       0% to 1.15% (maximum)
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE ENHANCED DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Enhanced death benefit charge (as a percentage of your account value)
is deducted annually on each participation date anniversary               0.15% (maximum)
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are                Lowest           Highest
deducted from portfolio assets including management fees, 12b-1 fees,                ------           -------
service fees, and/or other expenses)(6)                                              0.62%            1.65%
------------------------------------------------------------------------------------------------------------------------------------



Notes:


(1) For some groups, withdrawal charges may be based on contributions withdrawn.

(2) Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense charge from your account value for administrative and record-keeping services related to your certificate. The charge is determined through an arrangement between your Employer and a third party. We will remit the amount withdrawn to either your Employer or your Employer's designee. Please refer to your certificate for more information.

(3) If the certificate is surrendered or annuitized, or a death benefit is paid on any date other than a certificate anniversary, we will deduct a pro rata portion of the annual administrative charge for that year.

(4) We charge interest on loans under your certificate but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans" under "Accessing your money" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(5) These charges compensate us for mortality and expense risks, and administrative and financial accounting expenses we incur under the contract. A portion of this charge is for providing the death benefit. For TSA contracts issued in Texas under a Texas ORP Plan, the total Separate Account charges and the total portfolio operating expenses of the Trusts when added together are not permitted to exceed 2.75%.


(6) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Target 2045 Allocation Portfolio.



                                                                    FEE TABLE 10

EXAMPLES: EQUI-VEST(R) STRATEGIES CONTRACTS

These examples are intended to help you compare the cost of investing in the EQUI-VEST(R) Strategies contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical participant would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2010, which results in an estimated annual charge of 0.0863% of account value.


The guaranteed interest option and the account for special dollar cost averaging are not covered by the fee table and examples. However, the withdrawal charge, the enhanced death benefit charge, the third-party transfer or direct rollover charge and the charge if you elect a Variable Immediate Annuity payout option do apply to amounts in the guaranteed interest option and the account for special dollar cost averaging.

Please note that the charges that would apply under your certificate may be lower if: (i) your participation is under a contract with lower Separate Account charges; (ii) your certificate has no withdrawal charge or no longer has a withdrawal charge, or has a lesser percentage withdrawal charge, or has a shorter withdrawal charge period associated with it than is used in the examples; or (iii) you have not elected the enhanced death benefit.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the certificate for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus; (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; and (iii) that the enhanced death benefit has been elected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



------------------------------------------------------------------------------------------------------------------------------------
                                                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                                                        APPLICABLE TIME PERIOD, AND SELECT A
                                            IF YOU SURRENDER YOUR CONTRACT AT THE         NON-LIFE CONTINGENT PERIOD CERTAIN
                                               END OF THE APPLICABLE TIME PERIOD       ANNUITY OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            1 year   3 years   5 years   10 years        1 year   3 years   5 years   10 years
------------------------------------------------------------------------------------------------------------------------------------
(a)  assuming maximum fees and expenses of  $868     $1,543    $2,242    $3,566            N/A    $1,543    $2,242    $3,566
     any of the Portfolios
------------------------------------------------------------------------------------------------------------------------------------
(b)  assuming minimum fees and expenses of  $766     $1,238    $1,738    $2,521            N/A    $1,238    $1,738    $2,521
     any of the Portfolios
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                             IF YOU DO NOT SURRENDER YOUR CONTRACT
                                            AT THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------
                                             1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------------------
(a)  assuming maximum fees and expenses of   $319     $973      $1,652    $3,459
     any of the Portfolios
(b)  assuming minimum fees and expenses of   $210     $650      $1,115    $2,401
     any of the Portfolios
--------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2010.



11 FEE TABLE

1. CONTRACT FEATURES AND BENEFITS



--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CERTIFICATE


Payments made to us are called "contributions." We require a minimum contribution amount of $20. If the total annual contributions to a TSA contract will be at least $200 annually, we may accept contributions of less than $20. Contributions to your certificate are limited. Other than any rollover or direct transfer contributions permitted by your plan, annual additional contributions cannot exceed the applicable limitations under the Internal Revenue Code (the "Code"). We may, at any time, exercise our right to close a variable investment option to new contributions or transfers. The following table summarizes our rules regarding contributions to your certificate.


--------------------------------------------------------------------------------
The 12-month period beginning on the participant's date and each 12-month period thereafter is a "participation year." The "participation date" means the earlier of (a) the business day on which we issue a certificate to the Plan participant under the EQUI-VEST(R) Strategies contract and (b) the business day on which the first contribution for the Plan participant is received at our processing office. For example, if your participation date is May 1, your participation date anniversary is April 30.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE   SOURCE OF CONTRIBUTIONS                                 LIMITATIONS ON CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
TSA              o    Employer-remitted employee salary reduction        o    For 2011, maximum amount of employer and
                      and/or various types of employer                        employee contributions is generally the
                      contributions.                                          lesser of $49,000 or 100% of compensation,
                                                                              with maximum salary reduction contribution of
                                                                              $16,500.
                 o    Additional "catch-up" contributions.
                                                                         o    If employer's plan permits, an individual at
                 o    Only if plan permits, "designated Roth "                least age 50 at any time during 2011 can make
                      contributions under Section 402A of the Code.           up to $5,500 additional salary reduction
                                                                              "catch-up" contributions (including rollovers
                 o    Only if plan permits, direct plan-to-plan               from designated Roth accounts).
                      transfers from another 403(b) plan or
                      contract exchanges from another 403(b)             o    All salary reduction contributions (whether
                      contract under the same plan.                           pre-tax or designated Roth) may not exceed
                                                                              the total maximum for the year. (For 2011,
                 o    Only if plan permits, eligible rollover                 $16,500 and age 50 catch-up of $ 5,500).
                      distributions from other 403(b) plans,
                      qualified plans, governmental employer 457(b)      o    Rollover or direct transfer contributions
                      EDC plans and traditional IRAs.                         after age 70-1/2 must be net of any required
                                                                              minimum distributions.

                                                                         o    Different sources of contributions and
                                                                              earnings may be subject to withdrawal
                                                                              restrictions.
------------------------------------------------------------------------------------------------------------------------------------
Governmental     o    Employer-remitted employee salary reduction        o    Contributions subject to plan limits. Maximum
Employer EDC          and/or employer contributions.                          contribution for 2011 is lesser of $16,500
                                                                              or 100% of includible compensation.
                 o    Additional "age 50 catch-up" contributions.
                                                                         o    If plan permits, an individual may make
                 o    Only if plan permits, "designated Roth"                 catch-up contributions for 3 years of
                      contributions under Sections 457 and 402A of            service preceding plan retirement age; 2011
                      the Code. (Available under EQUI-VEST(R)                 maximum is $33,000.
                      Strategies on or about October 24, 2011.)
                                                                         o    If governmental employer 457(b) EDC plan
                 o    Only if plan permits, eligible rollover                 permits, an individual at least age 50 at any
                      distributions from other governmental                   time during 2011 can make up to $5,500
                      employer 457(b) EDC plans, 403(b) plans,                additional salary reduction "catch- up"
                      qualified plans and traditional IRAs.                   contributions. This must be coordinated with
                                                                              the "catch-up" contributions for 3 years of
                                                                              service preceding plan retirement age.
------------------------------------------------------------------------------------------------------------------------------------


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information.

For information on when contributions are credited under your certificate, see "Dates and prices at which contract events occur" under "More information" later in this prospectus. Please review your certificate for information on contribution limitations.

                                               CONTRACT FEATURES AND BENEFITS 12

HOW EQUI-VEST(R) STRATEGIES IS AVAILABLE

The contract is offered to fund certain TSA and governmental employer EDC plans. The plan trustee or the employer will be the EQUI-VEST(R) Strategies contract holder and participants under the plans will be covered by the contract. The minimum issue age for the participant is 18. The maximum issue age is 80.


HOW CONTRIBUTIONS CAN BE MADE

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to "AXA Equitable." We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to AXA Advisors receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non interest bearing "Special Bank Account for the Exclusive Benefit of Customers." If AXA Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If AXA Advisors receives your application within this timeframe, AXA Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while AXA Advisors ensures that your application is complete and suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


Your employer can discontinue contributions at any time. We can discontinue contributions under the contract upon a material breach by your employer of the terms and conditions of the contract. If contributions are discontinued, all terms and conditions of the contract will still apply, however, no additional contributions will be accepted by us.


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options, the guaranteed interest option, and the account for special dollar cost averaging available under the investment method you or your employer selects (see "Selecting your investment method," later in this section of the prospectus). We may, at any time, exercise our right to close a variable investment option to new contributions or transfers.


VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging, subject to certain restrictions and your employer's plan limitations.
--------------------------------------------------------------------------------

13  CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of share of portfolios) that pay us higher amounts.

The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.




------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME              OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION   Seeks long-term capital appreciation.                      o   AXA Equitable Funds Management Group,
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE            Seeks a high level of current income.                      o   AXA Equitable Funds Management Group,
 ALLOCATION                                                                                LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS       Seeks current income and growth of capital, with a         o   AXA Equitable Funds Management Group,
 ALLOCATION                 greater emphasis on current income.                            LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION     Seeks long-term capital appreciation and current income.   o   AXA Equitable Funds Management Group,
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS           Seeks long-term capital appreciation and current income,   o   AXA Equitable Funds Management Group,
 ALLOCATION                 with a greater emphasis on capital appreciation.               LLC
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 14

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE      Seeks long-term growth of capital.                         o   AllianceBernstein L.P.
 EQUITY
                                                                                        o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   ClearBridge Advisors, LLC

                                                                                        o   Goodman & Co. NY Ltd.

                                                                                        o   Legg Mason Capital Management, Inc.

                                                                                        o   Marsico Capital Management, LLC

                                                                                        o   T. Rowe Price Associates, Inc.

                                                                                        o   Westfield Capital Management Company,
                                                                                            L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND       Seeks a balance of high current income and capital         o   BlackRock Financial Management, Inc.
                             appreciation, consistent with a prudent level of risk.
                                                                                        o   Pacific Investment Management Company
                                                                                            LLC

                                                                                        o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL   Seeks long-term growth of capital.                         o   AllianceBernstein L.P.
 EQUITY
                                                                                        o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   JPMorgan Investment Management Inc.

                                                                                        o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                         o   AllianceBernstein L.P.
 VALUE
                                                                                        o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   Institutional Capital LLC

                                                                                        o   MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Seeks long-term growth of capital.                         o   AllianceBernstein L.P.
 GROWTH
                                                                                        o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Franklin Advisers, Inc.

                                                                                        o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Seeks long-term growth of capital.                         o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Diamond Hill Capital Management, Inc.

                                                                                        o   Knightsbridge Asset Management, LLC

                                                                                        o   Tradewinds Global Investors, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    Seeks high total return through a combination of current   o   Pacific Investment Management Company
 BOND                        income and capital appreciation.                               LLC

                                                                                        o   Post Advisory Group, LLC

                                                                                        o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


15 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME             OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks long-term growth of capital.                         o   AXA Equitable Funds Management Group,
 GROWTH                                                                                   LLC

                                                                                      o   BlackRock Investment Management, LLC

                                                                                      o   Lord, Abbett & Co. LLC

                                                                                      o   Morgan Stanley Investment Management
                                                                                          Inc.

                                                                                      o   NorthPointe Capital, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks long-term growth of capital.                         o   AXA Equitable Funds Management Group,
 VALUE                                                                                    LLC

                                                                                      o   BlackRock Investment Management, LLC

                                                                                      o   Franklin Advisory Services, LLC

                                                                                      o   Horizon Asset Management, Inc.

                                                                                      o   Pacific Global Investment Management
                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    Seeks long-term growth of capital.                         o   AXA Equitable Funds Management Group,
                                                                                          LLC
                                                                                      o   RCM Capital Management, LLC

                                                                                      o   SSgA Funds Management, Inc.

                                                                                      o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION     Seeks the highest total return over time consistent with   o   AXA Equitable Funds Management Group,
                           its asset mix. Total return includes capital growth and        LLC
                           income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION     Seeks the highest total return over time consistent with   o   AXA Equitable Funds Management Group,
                           its asset mix. Total return includes capital growth and        LLC
                           income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION     Seeks the highest total return over time consistent with   o   AXA Equitable Funds Management Group,
                           its asset mix. Total return includes capital growth and        LLC
                           income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION     Seeks the highest total return over time consistent with   o   AXA Equitable Funds Management Group,
                           its asset mix. Total return includes capital growth and        LLC
                           income.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME             OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION       Seeks long-term capital appreciation and current income.   o   AXA Equitable Funds Management Group,
                                                                                          LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400   Seeks to achieve long-term growth of capital with an       o   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and lower volatility
                           over a full market cycle relative to traditional equity    o   AXA Equitable Funds Management Group,
                           funds and equity market indexes, by investing in a             LLC
                           combination of long and short positions on equity
                           securities of mid-capitalization companies, including     o   BlackRock Investment Management, LLC
                           securities in the Standard & Poor's MidCap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500   Seeks to achieve long-term growth of capital with an       o   AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and lower volatility
                           over a full market cycle relative to traditional equity    o   AXA Equitable Funds Management Group,
                           funds and equity market indexes, by investing in a             LLC
                           combination of long and short positions on equity
                           securities of large-capitalization companies, including    o   BlackRock Investment Management, LLC
                           securities in the Standard & Poor's 500 Composite Stock
                           Price Index.
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 16

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000    Seeks to achieve long-term growth of capital with an       o   AllianceBernstein L.P.
                             emphasis on risk-adjusted returns and lower volatility
                             over a full market cycle relative to traditional           o   AXA Equitable Funds Management Group,
                             equity funds and equity market indexes, by investing           LLC
                             in a combination of long and short positions on equity
                             securities of small-capitalization companies,              o   BlackRock Investment Management, LLC
                             including securities in the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER         Seeks to achieve long-term growth of capital with an       o   AllianceBernstein L.P.
 INTERNATIONAL               emphasis on risk-adjusted returns and lower volatility
                             over a full market cycle relative to traditional           o   AXA Equitable Funds Management Group,
                             equity funds and equity market indexes, by investing           LLC
                             in a combination of long and short positions on equity
                             securities of foreign companies, including securities      o   BlackRock Investment Management, LLC
                             in the Morgan Stanley Capital International EAFE
                             Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50
                             Index, FTSE 100 Index and the Tokyo Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.              o   AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.                   o   AXA Equitable Funds Management Group,
 VALUE CORE                                                                                 LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,     o   BlackRock Investment Management, LLC
 EQUITY                      income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks a combination of growth and income to achieve an     o   Boston Advisors, LLC
 INCOME                      above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.           o   Bridgeway Capital Management, Inc.
 RESPONSIBLE
                                                                                        o   Calvert Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.              o   Capital Guardian Trust Company
 GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        Seeks to achieve a total return before expenses that       o   AllianceBernstein L.P.
                             approximates the total return performance of the
                             Russell 3000 Index, including reinvestment of
                             dividends, at a risk level consistent with that of the
                             Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to achieve a total return before expenses that       o   SSgA Funds Management, Inc.
                             approximates the total return performance of the
                             Barclays Capital Intermediate U.S. Government/Credit
                             Index, including reinvestment of dividends, at a risk
                             level consistent with that of the Barclays Capital
                             Intermediate U.S. Government/Credit Index.

------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.              o   Davis Selected Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that       o   AllianceBernstein L.P.
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a
                             risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        Seeks to achieve long-term growth of capital.              o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Capital Management, Inc.

                                                                                        o   BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


17 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED     Seeks to maximize income while maintaining prospects      o   AXA Equitable Funds Management Group,
                              for capital appreciation.                                     LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily      o   AXA Equitable Funds Management Group,
 ALLOCATION                   seeks income.                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                   o   GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS           Seeks to achieve capital growth and current income.       o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   First International Advisors, LLC

                                                                                        o   Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR        Seeks to achieve long-term capital appreciation.          o   AXA Equitable Funds Management Group,
 EQUITY                                                                                     LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Morgan Stanley Investment Management
                                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Seeks to achieve a total return before expenses that      o   SSgA Funds Management, Inc.
 BOND INDEX                   approximates the total return performance of the
                              Barclays Capital Intermediate U.S. Government Bond
                              Index, including reinvestment of dividends, at a risk
                              level consistent with that of the Barclays Capital
                              Intermediate U.S. Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.             o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Hirayama Investments, LLC

                                                                                        o   Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL              Seeks to achieve a total return (before expenses)         o   AllianceBernstein L.P.
 EQUITY INDEX(2)              that approximates the total return performance of a
                              composite index comprised of 40% Dow Jones EURO
                              STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index,
                              and 10% S&P/ASX 200 Index, including reinvestment of
                              dividends, at a risk level consistent with that of
                              the composite index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE PLUS   Seeks to provide current income and long-term growth      o   AXA Equitable Funds Management Group,
                              of income, accompanied by growth of capital.                  LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Northern Cross, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE             Seeks to achieve long-term capital appreciation.          o   J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS        Seeks to achieve long-term growth of capital with a       o   AXA Equitable Funds Management Group,
                              secondary objective to seek reasonable current                LLC
                              income. For purposes of this Portfolio, the words
                              "reasonable current income" mean moderate income.         o   BlackRock Investment Management, LLC

                                                                                        o   Institutional Capital LLC
------------------------------------------------------------------------------------------------------------------------------------


                                               CONTRACT FEATURES AND BENEFITS 18

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Seeks to achieve a total return before expenses that       o   AllianceBernstein L.P.
                             approximates the total return performance of the Russell
                             1000 Growth Index, including reinvestment of dividends
                             at a risk level consistent with that of the Russell 1000
                             Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.                 o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses that       o   SSgA Funds Management, Inc.
                             approximates the total return performance of the Russell
                             1000 Value Index, including reinvestment of dividends, at
                             a risk level consistent with that of the Russell 1000
                             Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Seeks to achieve long-term growth of capital.              o   AllianceBernstein L.P.

                                                                                        o   AXA Equitable Funds Management Group,
                                                                                            LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of        o   Lord, Abbett & Co. LLC
 INCOME(1)                   income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of        o   Lord, Abbett & Co. LLC
 CORE                        income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL         Seeks to achieve capital appreciation.                     o   MFS Investment Management
 GROWTH(3)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses that       o   SSgA Funds Management, Inc.
                             approximates the total return performance of the S&P
                             Mid Cap 400 Index, including reinvestment of dividends,
                             at a risk level consistent with that of the S&P Mid Cap
                             400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.           o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve   o   The Dreyfus Corporation
                             its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.                     o   Montag & Caldwell, LLC
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Seeks to achieve capital growth.                           o   Morgan Stanley Investment Management
 GROWTH                                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   Seeks to achieve capital appreciation, which may occa-     o   AXA Equitable Funds Management Group,
                             sionally be short-term, and secondarily, income.               LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.                     o   OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks to generate a return in excess of traditional money  o   Pacific Investment Management Company,
                             market products while maintaining an emphasis on pres-         LLC
                             ervation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent with       o   AllianceBernstein L.P.
                             moderate risk to capital.
                                                                                        o   AXA Equitable Funds Management Group,
                                                                                            LLC
------------------------------------------------------------------------------------------------------------------------------------


19 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                      OBJECTIVE                                           APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX              Seeks to replicate as closely as possible           o   AllianceBernstein L.P.
                                    (before the deduction of Portfolio expenses)
                                    the total return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH             Seeks to achieve long-term capital appreciation     o   T. Rowe Price Associates, Inc.
 STOCK                              and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY          Seeks to achieve long-term capital growth.          o   AXA Equitable Funds Management Group,
                                                                                            LLC

                                                                                        o   BlackRock Investment Management, LLC

                                                                                        o   Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK              Seeks to achieve capital growth and income.         o   Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                      OBJECTIVE                                           APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH        The fund's investment objective is to provide       o   Invesco Advisers, Inc.
 FUND(4)                            reasonable current income and long-term growth
                                    of income and capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL            The fund's investment objective is total return     o   Invesco Advisers, Inc.
 ESTATE FUND                        through growth of capital and current income.
                                                                                        o   Invesco Asset Management Limited
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD FUND(5)     The fund's investment objective is total return     o   Invesco Advisers, Inc.
                                    comprised of current income and capital
                                    appreciation.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL          The fund's investment objective is long-term        o   Invesco Advisers, Inc.
 GROWTH FUND                        growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE           The fund's investment objective is long-term        o   Invesco Advisers, Inc.
 EQUITY FUND                        growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY       The fund's investment objective is long-term        o   Invesco Advisers, Inc.
 FUND                               growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. - CLASS II                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                      OBJECTIVE                                           AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP         The fund seeks long-term capital growth. Income     o   American Century Investment
 VALUE FUND                         is a secondary objective.                               Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS (VIP) - SERVICE CLASS 2                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                      OBJECTIVE                                           AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)       Seeks long-term capital appreciation.               o   Fidelity Management & Research Company
 PORTFOLIO                                                                                  (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP EQUITY-INCOME       Seeks reasonable income. The fund will also         o   Fidelity Management & Research Company
 PORTFOLIO                          consider the potential for capital                      (FMR)
                                    appreciation. The fund's goal is to achieve a
                                    yield which exceeds the composite yield on the
                                    securities comprising the Standard & Poors(R)
                                    500 Index (S&P 500(R)).
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP             Seeks long-term growth of capital.                  o   Fidelity Management & Research Company
 PORTFOLIO                                                                                  (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                      OBJECTIVE                                           AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND               Seeks high current income, consistent with          o   Franklin Advisers, Inc.
 SECURITIES FUND                    preservation of capital. Capital appreciation
                                    is a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE
INSURANCE TRUST - SERVICE SHARES                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                      OBJECTIVE                                           AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP           Seeks long-term capital appreciation.               o   Goldman Sachs Asset Management, L.P.
 VALUE FUND


                                               CONTRACT FEATURES AND BENEFITS 20

-----------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VARIABLE INSURANCE
PORTFOLIOS                                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY                 Seeks to provide long-term capital                 o   Waddell & Reed Investment Management
                                     appreciation.                                          Company (WRIMCO)
-----------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME            Seeks, as its primary objective, a high level      o   Waddell & Reed Investment Management
                                     of current income. As a secondary objective,           Company (WRIMCO)
                                     the Portfolio seeks capital growth when
                                     consistent with its primary objective.
-----------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID CAP                Seeks to provide growth of your investment.        o   Waddell & Reed Investment Management
 GROWTH(5)                                                                                  Company (WRIMCO)
-----------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP              Seeks growth of capital.                           o   Waddell & Reed Investment Management
 GROWTH                                                                                     Company (WRIMCO)
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC. -
SERVICE SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING           Seeks long-term capital appreciation.              o   Lazard Asset Management LLC
 MARKETS EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTS -
SERVICE CLASS                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE           The fund's investment objective is to seek         o   Massachusetts Financial Services Company
 PORTFOLIO                           capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK        The fund's investment objective is to seek         o   Massachusetts Financial Services Company
 SERIES                              capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES        The fund's investment objective is to seek         o   Massachusetts Financial Services Company
                                     capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO          The fund's investment objective is to seek         o   Massachusetts Financial Services Company
                                     capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES              The fund's investment objective is to seek         o   Massachusetts Financial Services Company
                                     total return.
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
FUNDS - SERVICE CLASS                OBJECTIVE                                          AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET              Seeks high total return from equity and debt       o   OppenheimerFunds, Inc.
 FUND(R)/VA                          securities
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -
ADVISOR CLASS                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                            Seeks maximum real return consistent with          o   Pacific Investment Management Company
 COMMODITYREALRETURN(R)              prudent investment management.                         LLC
 STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP TRUST - S CLASS                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                       OBJECTIVE                                          AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD              Seeks long-term capital appreciation by            o   Van Eck Associates Corporation
 ASSETS FUND(5)                      investing primarily in "hard asset"
                                     securities. Income is a secondary
                                     consideration.
-----------------------------------------------------------------------------------------------------------------------------------



(1) Effective on or about May 20, 2011, subject to regulatory and shareholder approvals, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option.


--------------------------------------------------------------------------------
           REPLACED (CURRENT) PORTFOLIO          SURVIVING/NEW PORTFOLIO
--------------------------------------------------------------------------------
           EQ/Capital Guardian Growth            EQ/Large Cap Growth PLUS
--------------------------------------------------------------------------------
           EQ/Lord Abbett Growth and Income      EQ/Large Cap Value Index
--------------------------------------------------------------------------------

(2) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/AllianceBernstein International.

(3) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/International Growth.

(4) On April 1, 2011, the shareholders of the Invesco V.I. Financial Services Fund approved the Agreement and Plan of Reorganization (the "Reorganization") between Invesco V.I. Financial Services Fund and Invesco V.I. Dividend Growth Fund to take place on or about April 29, 2011. Accordingly, interests in the Invesco V.I. Dividend Growth Fund (the "surviving option") replaced interests in the Invesco V.I. Financial Services Fund (the "replaced option"). On the date of the Reorganization, we moved the assets from the replaced option into the surviving option. The value of your interest in the surviving option is the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option is considered an allocation election to the surviving option. Also, until our administrative systems are fully updated in late May 2011, statements you receive from us may reflect the Invesco V.I. Financial Services Fund.



21 CONTRACT FEATURES AND BENEFITS

(5)  This Portfolio will become available on or about May 23, 2011.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.


                                               CONTRACT FEATURES AND BENEFITS 22

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in "More information," later in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the certificate,

(2)  the annual minimum guaranteed interest rate for the calendar year, and

(3)  the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

The annual minimum guaranteed interest rate for 2011 is 1.00%, 1.25% or 1.50%, depending on your lifetime minimum guaranteed interest rate. The lifetime minimum guaranteed interest rate can range from 1.00% to 1.50% depending on the calendar year in which your certificate is issued. The lifetime minimum guaranteed interest rate is shown in your certificate. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state. Current interest rates will never be less than the annual minimum guaranteed interest rate.

We reserve the right to limit contributions to the guaranteed interest option. See "Allocating your contributions" later in this section for more information.


There is no market value adjustment deduction in connection with any transfer of account value out of the guaranteed interest option due to changes in interest rates. A withdrawal from the certificate itself, however, may result in a withdrawal charge. For more information, see "Withdrawal charge" under "Charges and expenses" later in this prospectus.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. The guaranteed rate in effect on the participation date for each of the time periods available will be shown in your certificate. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

SELECTING YOUR INVESTMENT METHOD

Your employer or you must choose one of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers subject to our rules. Also, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart. You can make transfers subject to our rules.

Under either method, we may, at any time, exercise our right to close a variable investment option to new contributions or transfers.

For more information on our rules that apply to transfers, see "Transferring your account value" and "Disruptive transfer activity" under "Transferring your money among investment options" later in this prospectus.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B."


We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program). However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.

23  CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o American Century VP Mid Cap Value        o EQ/T. Rowe Price Growth Stock
o AXA Aggressive Allocation                o EQ/Templeton Global Equity
o AXA Moderate-Plus Allocation             o EQ/Van Kampen Comstock
o AXA Tactical Manager 400                 o Fidelity(R) VIP Contrafund(R)
o AXA Tactical Manager 500                 o Fidelity(R) VIP Equity Income
o AXA Tactical Manager 2000                o Fidelity(R) VIP Mid Cap
o EQ/AllianceBernstein Small Cap           o Goldman Sachs VIT Mid Cap Value
  Growth                                   o Invesco V.I. Dividend Growth
o EQ/AXA Franklin Small Cap Value Core     o Invesco V.I. Mid Cap Core Equity
o EQ/BlackRock Basic Value Equity          o Invesco V.I. Small Cap Equity
o EQ/Boston Advisors Equity Income         o Ivy Funds VIP Energy
o EQ/Calvert Socially Responsible          o Ivy Funds VIP Mid Cap Growth
o EQ/Capital Guardian Growth               o Ivy Funds VIP Small Cap Growth
o EQ/Common Stock Index                    o MFS(R) Investors Growth Stock
o EQ/Davis New York Venture                o MFS(R) Investors Trust
o EQ/Equity 500 Index                      o MFS(R) Technology
o EQ/Equity Growth PLUS                    o MFS(R) Utilities
o EQ/Franklin Templeton Allocation         o Multimanager Aggressive Equity
o EQ/GAMCO Small Company Value             o Multimanager Large Cap Value
o EQ/JPMorgan Value Opportunities          o Multimanager Mid Cap Growth
o EQ/Large Cap Core PLUS                   o Multimanager Mid Cap Value
o EQ/Large Cap Growth Index                o Multimanager Small Cap Growth
o EQ/Large Cap Growth PLUS                 o Multimanager Small Cap Value
o EQ/Large Cap Value Index                 o Multimanager Technology
o EQ/Large Cap Value PLUS                  o Oppenheimer Main Street Fund(R)/VA
o EQ/Lord Abbett Growth and Income         o PIMCO VIT CommodityRealReturn(R)
o EQ/Lord Abbett Large Cap Core              Strategy
o EQ/Mid Cap Index                         o Target 2015 Allocation
o EQ/Mid Cap Value PLUS                    o Target 2025 Allocation
o EQ/Montag & Caldwell Growth              o Target 2035 Allocation
o EQ/Morgan Stanley Mid Cap Growth         o Target 2045 Allocation
o EQ/Mutual Large Cap Equity               o Van Eck VIP Global Hard Assets
o EQ/Small Company Index
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Tactical Manager International       o Invesco V.I. Global Real Estate
o EQ/Global Multi-Sector Equity            o Invesco V.I. International Growth
o EQ/International Core PLUS               o Lazard Retirement Emerging Markets
o EQ/International Equity Index              Equity
o EQ/International Value PLUS              o MFS(R) International Value
o EQ/MFS International Growth              o Multimanager International Equity
o EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o All Asset Allocation                     o AXA Moderate Allocation
--------------------------------------------------------------------------------
                                       B
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation              o EQ/PIMCO Ultra Short Bond
o AXA Conservative-Plus Allocation         o EQ/Quality Bond PLUS
o EQ/AXA Global Bond PLUS                  o Invesco V.I. High Yield
o EQ/Core Bond Index                       o Ivy Funds VIP High Income
o EQ/Intermediate Government Bond          o Multimanager Core Bond
  Index                                    o Multimanager Multi-Sector Bond
o EQ/Long Term Bond                        o Templeton Global Bond Securities
o EQ/Money Market
--------------------------------------------------------------------------------


The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make it a group "B" investment option. Please note that if you select the "Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target Allocation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.


You may currently choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.



ERISA CONSIDERATIONS FOR EMPLOYERS


If the employer's plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information" later in this prospectus.


ALLOCATING YOUR CONTRIBUTIONS

Once your employer or you, whichever applies, have made your investment method choice, you may allocate your contributions to one or more or all of the investment options that have been chosen, subject to any restrictions under the investment method you choose. Allocations to the guaranteed interest option are limited to no more than 25% of any contribution. Currently, we are relaxing this limitation. If we decide to change our limitations on allocations to the guaranteed interest, we will provide you with notice of at least 45 days. We may, at any time, exercise our right to close a variable investment option to new contributions or transfers.

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Also, you may choose special dollar cost averaging (described below) to allocate your contributions under your certificate. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in "Determining your certificate's value" later in this prospectus.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


SPECIAL DOLLAR COST AVERAGING


Special dollar cost averaging allows you to gradually allocate amounts by periodically transferring approximately the same dollar amount to up to 10 variable investment options you select. Periodic allocations to the variable investment options will cause you to purchase more units


                                              CONTRACT FEATURES AND BENEFITS  24
if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This program, however, does not guarantee that you will earn a profit or be protected against losses.

During the first five participation years, you may choose to allocate all or a portion of any eligible rollover or direct transfer contribution to the account for special dollar cost averaging. See "Contributions to your certificate" in "Contract features and benefits" for details on what contributions are eligible under both governmental employer EDC and TSA contracts.

Contributions into the account may not be transfers from other investment options. Also, on-going payroll contributions into the account are not permitted. Your initial allocation to the special dollar cost averaging program must be at least $2,000 and any additional contribution to that same time period must be at least $250.

You may have your account value transferred to any of the variable investment options available under the contract. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option.

We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Please note that any time period selected must begin before the fifth participation date anniversary. You may only have one time period in effect at any time and once you select a time period, you may not change it. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact one of our customer service representatives.

Contribution(s) made to the special dollar cost averaging program will be credited with the interest rate on the date the first contribution is received by AXA Equitable and allocated to the time period initially selected by you. Once the time period you selected has ended, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

The first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options and the guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts (including a loan request) from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may change your allocations for transfers from the account for special dollar cost averaging at any time. Also, you may ask us to cancel your participation in the program at any time.


UNALLOCATED ACCOUNT

When we receive cash transferred from a prior funding vehicle, the transferred amount will be credited as one lump sum to the plan's unallocated account. Any amount held in the plan's unallocated account becomes part of our guaranteed interest option and will be credited with interest at the rate applicable to amounts held in the guaranteed interest option. The transferred amount will remain in the plan's unallocated account until we have received all the information we require, including properly completed forms, to effect a transfer from the plan's unallocated account to a participant account. With respect to each participant, we will allocate amounts to each participant's account only after the employer provides instructions that are acceptable and necessary in order to complete the allocation process. We reserve the right to limit the period during which such instructions may be received to no more than 10 days from the initial transfer into the plan's unallocated account and to return funds to the employer for which transfer information has not been timely received in good order. In no event will we hold the transferred assets in the unallocated account for more than 105 days from the contract date. Under no circumstances will we be required to transfer to participant accounts an amount in aggregate greater than the amount deposited by the employer plus such interest as we credited to the unallocated account, unless otherwise expressly agreed upon between the employer and us.


The employer is solely responsible for effectuating the asset transfers in accordance with all applicable laws and regulations.


DEATH BENEFIT

Your certificate provides a death benefit. If you do not elect the enhanced death benefit described below, the death benefit is equal to the greater of (i) your account value (less any outstanding loan and accrued loan interest) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, or
(ii) the standard death benefit. The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, any taxes that apply and less any outstanding loan balance (including any accrued, but unpaid, interest).

ENHANCED DEATH BENEFIT


For an additional annual fee you may elect the enhanced death benefit.

You may elect the enhanced death benefit only at the time you apply to participate under the EQUI-VEST(R) Strategies contract. Additionally, to elect this benefit, you must be younger than age 76 when participation under the contract begins. Once you elect this benefit, you may not cancel it as long as you continue participation in the contract.

If you elect the enhanced death benefit, the death benefit is equal to the greater of:

(a) your account value as of the date we receive satisfactory proof of your death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); or

(b)  the enhanced death benefit as of the date of your death.

25  CONTRACT FEATURES AND BENEFITS

On the participation date, your enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down.

If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal. Appendix II at the end of this prospectus provides an example of how the enhanced death benefit is calculated.


HOW WITHDRAWALS AFFECT THE STANDARD DEATH BENEFIT AND THE ENHANCED DEATH
BENEFIT

Each withdrawal you make will reduce the amount of your current standard death benefit or enhanced death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current standard death benefit or enhanced death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your enhanced death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new enhanced death benefit after the withdrawal would be $24,000 ($40,000-$16,000).


Before purchasing certain optional benefits such as the enhanced death benefit for your certificate, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime required minimum distribution ("RMD") requirements which begin after age 70-1/2 for this certificate by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your optional benefits and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing certain optional benefits may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Tax information" later in this prospectus.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.


For contributions allocated to the variable investment options, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the account for special dollar cost averaging, your refund will equal your contributions plus interest. Some states require that we refund the full amount of the contribution (not including any investment gain or loss, or interest). Please see Appendix III for any state variations. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contribution, without interest. Your refund will also be less any amounts in the loan reserve account.


We may require that you wait six months before you apply for a certificate with us again if:

o    you cancel your certificate during the free look period; or

o you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Please see "Surrender of your certificate to receive its cash value," later in this prospectus. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see "Tax information," later in this Propectus for possible consequences of cancelling your certificate.


                                              CONTRACT FEATURES AND BENEFITS  26

2. DETERMINING YOUR CERTIFICATE'S VALUE



--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have allocated to the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging; and (iv) if you have taken a loan, amounts held in your loan reserve account. These amounts are subject to certain fees and charges discussed in "Charges and expenses" later in this prospectus.

Your certificate also has a "cash value." At any time before annuity payments begin, your certificate's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the total amount or a pro rata portion of the annual administrative charge, and (iii) any outstanding loan plus accrued interest.


YOUR CERTIFICATE'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day's value for one unit. The number of your certificate units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, enhanced death benefit charge or third-party transfer or exchange charge, will reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.


YOUR CERTIFICATE'S VALUE IN THE GUARANTEED INTEREST OPTION AND THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the guaranteed interest option and the account for special dollar cost averaging at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.


27  DETERMINING YOUR CERTIFICATE'S VALUE

3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS



--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o If your employer or you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior participation year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior participation year.

o If you transfer money from another financial institution into the guaranteed interest option during your first participation year, and if your employer or you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that participation year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

Transfers into the guaranteed interest option would not be permitted if the requested transfer would result in more than 25% of your account value being allocated to the guaranteed interest option, based on your account value of the previous business day. Currently, we are relaxing this limitation. The restriction may or may not apply depending on the withdrawal charge schedule applicable to the group to which the group contract is issued. If we decide to change our limitations on transfers into the guaranteed interest option, we will provide you with notice of at least 45 days.


Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. We may also, at any time, exercise our right to close a variable investment option to transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in "Disruptive transfer activity" below.


You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1)  the certificate number,

(2)  the dollar amounts to be transferred, and

(3)  the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.


Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying


                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  28
portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


AUTOMATIC TRANSFER OPTIONS


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options. You may select an investment simplifier option if you are also using the special dollar cost averaging program.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.


The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your certificate terminates.



29  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

(a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------


To be eligible for our rebalancing program, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. We may waive this $5,000 requirement.


If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office.

You may change your allocation instructions or cancel the program at any time.

For certificates with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the loan reserve account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans" in "Accessing your money," later in this prospectus.)


                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  30

4. ACCESSING YOUR MONEY



--------------------------------------------------------------------------------


WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available. EQUI-VEST(R) Strategies TSA participants may only withdraw amounts from their account value that are 100% vested, subject to the employer's approval, plan rules and applicable laws. (See "Forfeitures" below.) More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.


FORFEITURES

A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant's account value and deposit such amount in a forfeiture account in the contract. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the guaranteed interest option, unless otherwise agreed to by the employer/trustee and us.

Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge, if any, will apply when forfeitures have occurred. See "Withdrawal charge" under "Charges and expenses" later in this prospectus.


METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------
                                                                   LIFETIME
                                                                   REQUIRED
                         PARTIAL WITH-                             MINIMUM
 CONTRACT                    DRAWAL             SYSTEMATIC       DISTRIBUTION
--------------------------------------------------------------------------------
TSA                       yes(1)(2)(3)         yes(1)(2)(3)       yes(2)(3)
--------------------------------------------------------------------------------
EDC                       yes(1)(2)(3)         yes(1)(2)(3)       yes(2)(3)
--------------------------------------------------------------------------------
(1)  Only if the certificate is not subject to withdrawal restrictions.

(2)  Only if there are no outstanding loans.

(3) Requires or may require Plan Administrator's approval. See "Tax information" later in this prospectus.


PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of your employer's plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your certificate and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. (See "10% free withdrawal amount" in "Charges and expenses" later in this prospectus.)


SYSTEMATIC WITHDRAWALS

You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed-dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.

(3) You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your certificate.

You may elect systematic withdrawals if:

o    the plan permits it;

o    your certificate is not subject to withdrawal restrictions; and

o    your certificate does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS

(See "Tax information" later in this prospectus)


We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions


31  ACCESSING YOUR MONEY
yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. Before electing an account-based withdrawal option, please refer to "Tax information,""Required minimum distributions" later in this prospectus. You may choose instead an annuity payout option.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding 403(b) plans and 457(b) EDC plans. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70-1/2 or in any later year, subject to the terms of your plan, if applicable. To elect this option, you must have an account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your certificate and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" later in this prospectus for your specific type of retirement arrangement.

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same participation year exceeds the 10% free withdrawal amount.

You may not elect the minimum distribution option if you have an outstanding loan under your certificate.

If you purchased your EQUI-VEST(R) Strategies TSA certificate via a direct transfer of funds from another 403(b) plan or contract and we were informed at the time of your purchase the amount of your December 31, 1986 account balance (if any) you may postpone beginning lifetime required minimum distributions on these pre-1987 funds. Lifetime required minimum distributions on the pre-1987 account balance may be postponed to age 75 rather than having to start following the later of your reaching age 70-1/2 or retiring.

--------------------------------------------------------------------------------
For certificates subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If these amounts are insufficient, we will subtract from your values in the account for special dollar cost averaging.


AUTOMATIC DEPOSIT SERVICE


If you are receiving Required Minimum Distribution payments from a TSA certificate you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA certificate directly into an existing EQUI-VEST(R) NQ or ROTH IRA or an existing EQUI-VEST(R) Express NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.


LOANS

If the plan permits, loans are available under a 403(b) plan or a governmental employer 457(b) EDC plan. Loans are available under the EQUI-VEST(R) Strategies contract only if requested by the employer. Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to 403(b) plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. We do not permit loans under any TSA or governmental employer EDC certificate when the required minimum distribution automatic withdrawal option has been elected.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its designee, or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA certificates subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC certificates, the loan must be approved by your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the certificate, read the terms and conditions in the loan request form carefully and consult with a tax adviser before taking a loan. Also, see Appendix III later in this prospectus for any state restrictions you may be subject to if you take a loan.

We permit only one loan to be outstanding at any time.

A loan will not be treated as a taxable distribution unless:

o    it exceeds limits of federal income tax rules; or

o    interest and principal are not paid when due; or

o    in some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.


LOAN RESERVE ACCOUNT. When you take a loan, we will transfer to a "loan reserve account", an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the "loan reserve account rate" while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). We will credit interest to the amount in the loan reserve account at a rate that is 2% lower than the loan interest rate that applies for the time your loan is outstanding. This excess of the interest rate that we charge is also referred to as the "net loan interest charge." See the "Fee Table" for more information.




                                                        ACCESSING YOUR MONEY  32

Loans are discussed further in "Tax information" later in this prospectus.



TERMINATION OF PARTICIPATION

Your participation under the EQUI-VEST(R) Strategies contract may be terminated by us and your account value paid to your employer if:

(1) your account value is less than $500 and we have not received contributions on your behalf for a period of three years;

(2) you request a partial withdrawal that reduces your account value to an amount of less than $500;

(3) we have not received any contributions on your behalf within 120 days from your participation date; or

(4) the plan is no longer qualified under the Code and the EQUI-VEST(R) Strategies contract is terminated by us.

We will deduct the amount of any outstanding loan balance and any applicable withdrawal charge from the account value when we terminate your certificate.

The employer and, under certain circumstances, we may discontinue contributions under the EQUI-VEST(R) Strategies contract. Such discontinuance means that the employer will not permit any further salary deferral or employer contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by (i) transferring all the assets to another contract or (ii) withdrawing the forfeiture account and directing us to deal directly with the participants.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.


All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST(R) Strategies offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on the type of contract or your age at certificate issue. Also, certain payout options may not be available in certain states or with certain types of contracts.

Deferred annuity contracts such as EQUI-VEST(R) Strategies provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your certificate is annuitized, your EQUI-VEST(R) Strategies certificate and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST(R) Strategies certificate at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your EQUI-VEST(R) Strategies certificate guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth participant date anniversary and at not less than five year intervals after the first change. (Please see your certificate and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract or the annuitant's age at certificate issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.


ANNUITY PAYOUT OPTIONS
--------------------------------------------------------------------------------
Fixed annuity payout options        o    Life annuity
                                    o    Life annuity with period
                                         certain
                                    o    Life annuity with refund
                                         certain
                                    o    Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity          o    Life annuity
  payout option (as described in a  o    Life annuity with period
  separate prospectus for this           certain
  option)
--------------------------------------------------------------------------------
o Life annuity: An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period



33  ACCESSING YOUR MONEY
     certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The EQUI-VEST(R) Strategies contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options and whether the actual rate of investment return is higher or lower than an assumed base rate.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges. The amount applied to provide an annuity payout option will reflect the application of a withdrawal charge (except in those limited circumstances set forth in "Withdrawal charge," under "Charges and Expenses" later in this prospectus.


SELECTING AN ANNUITY PAYOUT OPTION


When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. You must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate's maturity date. Your certificate's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the participation date anniversary that follows your 95th birthday. This may be different in some states. Please see Appendix III later in this prospectus for state variations.

We will send you a notice with your certificate statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers amount the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your certificate will be annuitized automatically using the normal form of annuity payout option. Currently, our normal form of annuity payout option is life annuity with a 10-year period certain.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. In general, the longer the period over which we expect to make payments, the lower will be your payment for each year.


The amount of the annuity payments will depend on:

(1)  the amount applied to purchase the annuity;

(2)  the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, your age (or your and the designated beneficiary's ages);

(4)  in the case of a period certain annuity, the period selected; and

(5)  the frequency of the payments.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


                                                        ACCESSING YOUR MONEY  34

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5. CHARGES AND EXPENSES



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CHARGES UNDER THE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT

We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that can vary by group between 0% to 1.15% of daily net assets attributable to all certificates under the group contract. Contracts will generally have a charge of 1.15%, 1.10%, 1.00%, 0.90%, 0.80%, 0.70%, 0.60%,
0.50%, 0.25%, 0.10% or zero.

Charges may be based on:

o the factors on which the mortality and expense risks charge and administration charges are based, including the size and type of the group;

o the plan provisions which may provide, among other things, the level of contributions including employer contributions and the frequency of benefit payments;

o    whether we will be the sole contract provider;

o    the level of services provided by your financial professional; and

o    our sales-related expenses.

The charge may also be reduced for plans that reach predetermined levels of plan assets.

The mortality risk we assume is the risk that participants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the certificate. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge.

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each participation year. We deduct the charge if your account value on the last business day of the participation year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. The charge is equal to $30 or, if less, 2% of your account value plus any amounts previously withdrawn during the participation year. We reserve the right to increase this charge to a maximum of $65. For particular groups, the charge may be waived or reduced for account values of less than $25,000 or the charge may also be waived entirely.

We will deduct a pro rata portion of the charge if you surrender your certificate, elect an annuity payout option or you die during the participation year.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the account for special dollar cost averaging. See Appendix III later in this prospectus for any state variations on how this charge is deducted.

Differences in this charge are due to variations in group characteristics including the total amount of plan assets. The charge is designed primarily to defray administrative expenses in connection with the issuing and daily administration of the contracts. We will determine the applicability of this charge pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER

We may deduct a charge for third-party transfers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible funding vehicle offered by another provider, or to another eligible plan. The charge is currently $25 ($65 maximum) per occurrence per participant. This charge will also be imposed on each third-party transfer out of the contract's forfeiture account into another permissible funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant certificates under the contract. Transfers are subject to any required employer approval.

CHARGE FOR ENHANCED DEATH BENEFIT

If you elect the enhanced death benefit we deduct a charge annually from your account value on each participation date anniversary. The charge is equal to 0.15% of your account value.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. See Appendix III later in this prospectus for any state variations on how the charge for this benefit is deducted.

If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

WITHDRAWAL CHARGE


A withdrawal charge of up to 6% may apply as set forth in the contract and participation certificate.

For some groups, the withdrawal charge will apply on a participation year basis, applied to either the amount withdrawn or contributions withdrawn, (depending on the group). The withdrawal charge may also be based on a contract year basis. Under some group contracts, there will be no withdrawal charge. Differences in the basis and period for which and circumstances under which this charge applies are due to the total amount of plan assets under the contract, the frequency of the possible benefit payments as provided by the terms of the plan, other charges and fees under the contract and the compensation paid in connection with the sale of the contract. The basis, period of and


35  CHARGES AND EXPENSES
circumstances under which the withdrawal charge applies will be determined pursuant to our established procedures, and will not discriminate unreasonably or unfairly against participants under any EQUI-VEST(R) Strategies contracts.

The withdrawal charge percentages may be different for certain group contracts.


If you participate in a contract in which the withdrawal charge is based on how long each contribution has been invested, the amount of the withdrawal charge we deduct is equal to a percentage of any contribution withdrawn attributable to contributions made during the current and, for example, five prior participation years measured from the date of the withdrawal. In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

o the account value after any withdrawal charge has been imposed (cash value), or:

o the 10% free withdrawal amount plus the contributions made before the current and, for example, five prior participation years that have not been previously withdrawn, plus 95% of (a) the remaining account value, minus
     (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

If you participate in a contract in which the withdrawal charge is determined on a contract year basis rather than a participant year basis, a withdrawal charge will apply to amounts withdrawn from the contract during a period of up to the first five contract years only if: (i) you transfer or directly roll over your account value to another annuity contract, employer designated funding vehicle or other funding vehicle permitted under tax laws, or (ii) the employer withdraws amounts from the contract and either transfers or directly rolls over the amount to another 403(b) employer-designated funding vehicle or transfers or distributes amounts in any other manner permitted under section 403(b) of the Code during the withdrawal charge period.

If you participate in a contract where the withdrawal charge is determined on a participation year basis, a withdrawal charge will not apply under the circumstances described as follows:

(1) each participation year you can withdraw up to 10% of your account value without paying a withdrawal charge (10% free withdrawal amount). The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the participation year; or

(2)  after five participation years and you are at least age 59-1/2; or

(3) you request a refund of an excess contribution within one month of the date on which the contribution is made; or

(4)  you die and the death benefit is made available to the beneficiary; or

(5) after five participation years if you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond your age 59-1/2 and allows no prepayment; or

(6) after three participation years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

(7) the amount withdrawn is applied to the election of a life contingent annuity payout option; or

(8) the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of your life expectancy, that allows no prepayment; or

(9) after five participation years, you have reached age 55 and have separated from service.

(10) The withdrawal is made to satisfy minimum distribution requirements.

(11) You elect a withdrawal that qualifies as a hardship (or unforeseeable emergency for EDC) withdrawal under the Code.

(12) You have qualified to receive Social Security disability benefits as certified by the Social Security Administration.

(13) We receive proof satisfactory to us that your life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician).

(14) You are confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

     -- its main function is to provide skilled, intermediate, or custodial nursing care;

     --   it provides continuous room and board to three or more persons;

     --   it is supervised by a registered nurse or licensed practical nurse;

     --   it keeps daily medical records of each patient;

     --   it controls and records all medications dispensed; and

     --   its primary service is other than to provide housing for residents.

The withdrawal charge will apply if the condition as described in items 12 through 14 above existed at the time participation under the contract began or if the condition began within the 12 month period following such participation.


In addition, particular groups may receive the following waiver:

o    You sever from employment with your employer.

See Appendix III, later in this prospectus for information on state availability and variations with respect to the withdrawal charge.

In instances where a withdrawal charge applies, other than where your participation under the contract is terminated, in order to give you the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount


                                                        CHARGES AND EXPENSES  36
of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. If these amounts are insufficient we will make up the required amounts from the account for special dollar cost averaging. In the case where you terminate participation under the contract, we will pay your account value after the withdrawal charge has been imposed (cash value).



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


PLAN OPERATING EXPENSE CHARGE

Depending on your Employer's plan, we may be instructed to withdraw a plan operating expense from your account value and to remit the amount withdrawn to either your Employer or your Employer's designee. The amount to be withdrawn is determined by your Employer; we will have no responsibility for determining that such amount is necessary and proper under the terms of your Employer's plan. We do not apply a withdrawal charge to the amounts withdrawn pursuant to these instructions.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to begin receiving annuity payouts or it may have a different charge.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o    Management fees.

o    12b-1 fees.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



VARIATIONS IN CHARGES

For certain groups offered the EQUI-VEST(R) Strategies contract, we may reduce the withdrawal charges and/or separate account charges. We may also reduce or waive the annual administrative charge. We may make other changes to the EQUI-VEST(R) Strategies contract, including a change in the standard death benefit or the minimum initial contribution requirements; and/or permitting additional circumstances under which the withdrawal charge is waived.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

In order for a group to be considered for reduced charges, it generally must meet certain requirements relative to existing and projected plan assets. We determine the applicable charge reductions and benefit adjustments according to our procedures in effect at the time we approve a group. We may change our pricing procedures from time to time or the required level of assets a group must have to be eligible for reduced charges.

From time to time, an employer group has an existing arrangement with us, under which plan participants have individual contracts, and subsequently the employer purchases a group contract from us for new contributions and new participants only. Under these circumstances, we may make charge reductions or benefit adjustments under the existing individual contracts in order to reflect the same features, benefits and reduced costs as the group contract. We may also make charge reductions or benefit adjustments under existing individual contracts when an employer qualifies for a group contract but is unable to hold a group contract. Our pricing procedures for new groups may vary from the procedures we use for existing groups.

For both new and established groups or sponsored arrangements that have formally requested a contract proposal from us, our prices may be negotiable. Price variations may impact the financial professional's compensation. An employer or plan administrator should ask about possible fee reductions or contract adjustments based on its situation. It would be in your best interest for your employer to formally request a contract proposal from us.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


37  CHARGES AND EXPENSES

6. PAYMENT OF DEATH BENEFIT



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YOUR BENEFICIARY AND PAYMENT OF BENEFIT


You designate your beneficiary when you apply for your certificate. You may change your beneficiary at any time while the annuitant is alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


EFFECT OF YOUR DEATH

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.



HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.


If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with draft-writing privileges that functions like a checking account. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. We will receive any investment earnings during the period such amounts remain in the general account.



BENEFICIARY CONTINUATION OPTION

Upon your death, your beneficiary may generally elect to keep the certificate with your name on it and receive distributions under the certificate instead of receiving the death benefit in a single sum. This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your certificate.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. If you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

o The certificate continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.


o The beneficiary may make transfers among the investment options, but no additional contributions will be permitted. In addition, we may, at any time, exercise our right to close a variable investment option to transfers.


o    Loans will no longer be available.

o The standard death benefit and the enhanced death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o    Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in your certificate.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the certificate in a lump sum.


                                                    PAYMENT OF DEATH BENEFIT  38

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


39  PAYMENT OF DEATH BENEFIT

7. TAX INFORMATION



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TAX INFORMATION AND ERISA MATTERS


OVERVIEW


This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular employer's plan or contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax adviser before choosing EQUI-VEST(R) Strategies.


CHOOSING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST(R) Strategies TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement below. Employers should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers should consider the annuity's features and benefits, such as EQUI-VEST(R) Strategies standard death benefit, enhanced death benefit, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.


Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include certain guaranteed benefits. Employers should consider the potential implication of these Regulations before choosing this annuity contract.



SPECIAL RULES FOR TAX-FAVORED RETIREMENT PLANS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

o    participation and coverage;

o    nondiscrimination;

o    vesting and funding;

o    limits on contributions, distributions, and benefits;

o    withholding;

o    reporting and disclosure; and

o    penalties.

--------------------------------------------------------------------------------
State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules.
It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.
--------------------------------------------------------------------------------


ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS

You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) plan or governmental employer 457(b) EDC plan as well as contributions you make to other eligible retirement plans or to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($56,500, after cost of living adjustment for 2011). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make contribution including extensions.



                                                             TAX INFORMATION  40

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL

This section of the Prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

--------------------------------------------------------------------------------
The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.
--------------------------------------------------------------------------------

FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) Strategies TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST(R) Strategies TSA contract:

o    annual contributions made through the employer's payroll; or

o with employer or plan approval, a rollover from another eligible retirement plan; or

o with employer or plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE EMPLOYER'S PAYROLL. Annual contributions to 403(b) TSA contracts made through the employer's payroll are limited. (Tax-free plan to plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction contributions" or "elective deferral contributions" and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" under Section 402A of the Code, which are made on an after-tax basis.

Some employer contributions may be subject to vesting under the employer's plan.

The annual limit on employer and employee contributions on behalf of an employee to defined contribution plans of an employer for 2011 is the lesser of $49,000 (after adjustment for cost of living changes) or 100% of compensation. When figuring out the contribution limit you have to:

o include reallocated forfeitures and voluntary nondeductible employee contributions;

o include compensation from the employer in the form of elective deferrals and excludible contributions under Section 457(b) EDC plans and "cafeteria" plans. These are plans giving employees a choice between cash and deferred benefits or specified excludible health and welfare benefits; and

o disregard compensation or earned income of more than a specified amount. This amount is $245,000 for 2011. This amount may be further adjusted for cost of living changes in future years.

"Salary reduction" or "elective deferral" contributions made under a 403(b) plan or other cash or deferred arrangement are limited to $16,500 for 2011, and may be further adjusted for cost of living changes in future years. This limit applies to the total of all elective



41  TAX INFORMATION
deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under 401(k) plans. If the plan permits, an individual who is at least age 50 at any time during 2011 can make up to $5,500 additional salary reduction contributions for 2011.

Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

ROLLOVER CONTRIBUTIONS. After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o    reaching age 59-1/2 even if still employed; or

o    disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM CERTAIN ELIGIBLE RETIREMENT PLANS

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) EDC plan) may be directly rolled over to a 403(b) TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA.

DESIGNATED ROTH CONTRIBUTIONS. If the after-tax contributions are in a "designated Roth account" under a 403(b) plan, a 401(k) plan or a governmental employer EDC plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth account" under another such plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan (or a 401(k) plan or a governmental employer EDC plan).

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.


The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information


                                                             TAX INFORMATION  42
sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2. The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS


GENERAL

Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan. Similar rules apply to loan and withdrawal requests for qualified plans.


WITHDRAWAL RESTRICTIONS -- SALARY REDUCTION CONTRIBUTIONS

You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59-1/2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and must be approved by the employer or the plan. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same State employer).

These restrictions do not apply to the amount directly transferred to your TSA certificate that represents your December 31, 1988, account balance attributable to a 403(b) annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts directly transferred to your TSA certificate in a contract exchange under the same plan or a direct transfer from another 403(b) plan.

If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer's plan.

Withdrawals from a designated Roth account in a TSA contract are subject to these withdrawal restrictions.


WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS

Amounts attributable to employer contributions are subject to withdrawal restrictions. Under the 2007 Regulations, these rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable. The plan may also impose withdrawal restrictions on employer contributions and related earnings.


EXCEPTIONS TO WITHDRAWAL RESTRICTIONS

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.

TAX TREATMENT OF DISTRIBUTIONS FROM TSAS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer qualified plans, 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA certificate, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA certificate, we assume that all amounts distributed from your TSA certificate are pre-tax, and we withhold tax and report accordingly.

DESIGNATED ROTH CONTRIBUTION ACCOUNT. Section 402A of the Code provides that a qualified distribution from a designated Roth account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated Roth contribution account can be made is 2011. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income.



43  TAX INFORMATION

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan. For the special tax treatment applied to direct conversion rollovers, including "in-plan" Roth conversions see "Tax-deferred rollovers and direct transfers" and "In-plan Roth conversions" below.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse may also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

LOANS FROM TSAS. The following discussion also applies to loans under governmental employer 457(b) EDC plans. See "Public employee deferred compensation plans (EDC Plans)" later in this prospectus.

If the plan permits, loans are available from a 403(b) plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax requirements apply even if the plan is not subject to ERISA. Please see Appendix III later in this prospectus for any state rules that may affect loans.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.


If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) Strategies TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.


TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS. If withdrawal restrictions discussed earlier do not apply, you may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) EDC plan, a traditional IRA or a TSA. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.



                                                             TAX INFORMATION  44

"IN-PLAN" ROTH CONVERSIONS. If permitted by the plan, participants who are eligible to withdraw amounts may make an "in-plan" direct conversion rollover from a pre-tax account or a non-Roth after-tax account under the plan to a designated Roth account under the plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An "in-plan" direct conversion rollover is not subject to withholding but is a taxable transaction, so a participant considering an "in-plan" direct conversion rollover should consider the payment of estimated tax. No tax applies to the basis portion of a non-Roth after-tax amount so converted. Available under EQUI-VEST(R) Strategies on or about November 21, 2011.

NON-ROTH AFTER-TAX CONTRIBUTIONS. Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. After-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a qualified plan or TSA. After-tax contributions may not be rolled into a governmental employer EDC plan. As described above under "In-plan Roth conversions", if the plan permits, you may also roll over non-Roth after-tax contributions to a designated Roth account under the plan.

ROTH AFTER-TAX CONTRIBUTIONS. Amounts attributable to "designated Roth contributions" under a 403(b) plan may be rolled over to any of the following:

o another designated Roth contribution separate account under (i) another 403(b) plan; (ii) a 401(k) plan; or (iii) a governmental employer EDC plan; or

o    a Roth IRA.

They cannot be rolled over to a non-Roth after-tax contribution account under any of the above plans. Similar rules apply to rollovers of "designated Roth contributions" under a 401(k) plan or a governmental employer EDC plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) plan or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.


DISTRIBUTION REQUIREMENTS

TSAs are subject to required minimum distribution rules. See "Required minimum distributions" later in this prospectus.


SPOUSAL CONSENT RULES

If ERISA rules apply to your TSA you will need to get spousal consent for loans, withdrawals or other distributions if you are married when you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the participant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the participant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)

SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans under Section 457(b) of the Code include



45  TAX INFORMATION

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governmental entities such as states, municipalities and state agencies
(governmental employer). Since EQUI-VEST(R) Strategies is open only to governmental employer EDC plans, no rules applicable to tax-exempt employees are discussed.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.

CONTRIBUTION LIMITS. The maximum contribution for 2011 is the lesser of $16,500 or 100% of includible compensation.

Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan. If the plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $33,000 for 2011.

If the plan permits, an individual at least age 50 at any time during 2011 may be able to make up to $5,500 additional salary reduction contributions. An individual must coordinate this "age 50" catch-up with the other "last 3 years of service" catch up.

For governmental employer EDC plans only, the plan may permit some or all of elective deferral contributions to be made as "designated Roth contributions" under Section 402A of the Code which are made on an after-tax basis. Unless otherwise indicated, the tax treatment of designated Roth contributions is described under "Tax-sheltered annuity contracts (TSAs)" previously in this Section.

ROLLOVER CONTRIBUTIONS. Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

A governmental employer EDC plan which permits designated Roth elective deferral contributions to be made may also permit rollover contributions from another "designated Roth account" under another governmental employer EDC plan (or a 403(b) plan, or a 401(k) plan) to such a designated Roth account. Roth IRA funds may not be rolled over to such a designated Roth account.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, severs from employment with the employer or is faced with an unforeseeable emergency. Under Treasury Regulations, amounts may also be distributed on plan termination. Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan, because the funds are accounted for separately.

DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to TSAs. See "Required minimum distributions" later in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70-1/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

TAX TREATMENT OF DISTRIBUTIONS. The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See "Federal and State income tax withholding and information reporting" later in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions.

If the governmental employer EDC plan permits designated Roth contributions,
Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59-1/2 or death. Also, because there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan, the earliest a qualified distribution from a designated



                                                             TAX INFORMATION  46

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Roth account under a governmental employer EDC plan could be made is 2016.
Therefore, earnings attributable to a designated Roth account may be includible in income.

TAX-DEFERRED ROLLOVERS. A participant in a governmental employer EDC plan, or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b) plan, or traditional
IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Distributions from a governmental employer 457(b) plan can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

If the governmental employer EDC plan permits designated Roth contributions, amounts attributable to designated Roth contributions may be rolled over to any of the following:

o another designated Roth contribution separate account under (i) another governmental employer EDC plan; (ii) a 403(b) plan; or (iii) a 401(k) plan; or

o    a Roth IRA.

They cannot be rolled over to a non-Roth after-tax contribution account under any of the above plans. Similar rules apply to rollovers of "designated Roth contributions" under a 403(b) plan or a 401(k) plan.

If the governmental employer EDC plan permits designated Roth contributions and also if permitted by the plan, participants who are eligible to withdraw amounts may make an "in-plan" direct conversion rollover from a non-Roth account under the plan to a designated Roth account under the plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An "in-plan" direct conversion rollover is not subject to withholding but typically produces taxable income.

LOANS. Same as for TSAs. (See "Loans from TSAs" under "Distributions from TSAs" earlier in this prospectus.)


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS

If you are a participant in a 403(b) plan or a governmental employer EDC plan, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.

Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, including 403(b) plans and 457(b) plans. For this purpose additional annuity contract benefits may include enhanced death benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION


Generally, 403(b) plan and 457(b) EDC plan participants must take the first required minimum distribution for the calendar year in which the participant turns age 70-1/2. However, 403(b) plan and 457(b) EDC plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 70-1/2, as follows:

o For 403(b) plan and 457(b) EDC plan participants who have not retired from service with the employer who provided the funds for this TSA or EDC contract by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.

The first required minimum distribution is for the calendar year in which you turn age 70-1/2, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70-1/2 or retire or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.



HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your TSA account or EDC account as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your



47  TAX INFORMATION

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spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR RETIREMENT PLANS?

No, if you want, you can choose a different method for each of your retirement plans. For example, you can choose an annuity payout from your TSA certificate, a different annuity payout from a qualified plan, and an account-based annual withdrawal from an IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR CERTIFICATE BASED ON THE METHOD YOU CHOOSE?

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our required minimum distribution (RMD) automatic withdrawal option. Otherwise, you will be responsible each year for asking us to pay the required minimum distribution withdrawal to you.

The IRS will let you calculate the required minimum distribution for each TSA that you maintain, using the method that you picked for that particular 403(b) funding vehicle. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall 403(b) plan required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSA contracts or custodial accounts that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for each of your plans and arrangements is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans or TSAs to the amounts you have to take from your traditional IRAs and vice-versa.


WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age-group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA contract or custodial account that you own. Note that in the case of an EDC plan the distribution must be taken annually from the EDC contract.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary, depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's or the participant's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2. Rollovers to another eligible retirement plan, including a traditional IRA, may be available to a surviving spouse death beneficiary.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments and the death beneficiary is a non-individual such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary."PLEASE NOTE THAT WE NEED AN INDIVIDUAL PARTICIPANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE PARTICIPANT.



ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.


                                                             TAX INFORMATION  48

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Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not AXA Equitable, to properly administer any loan made to plan participants.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST(R) Strategies processing and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.

o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST(R) Strategies TSA contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

We might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status and number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a TSA or governmental employer 457(b) EDC plan which is not an eligible rollover distribution we generally withhold at a flat 10% rate.


You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA or governmental employer EDC plan. If a non-periodic distribution from a TSA or governmental employer EDC plan is not an "eligible rollover distribution" then the 10% withholding rate applies.


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MANDATORY WITHHOLDING FROM TSA, GOVERNMENTAL EMPLOYER EDC AND QUALIFIED PLAN
DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from governmental employer 457(b) EDC plan distributions. An eligible rollover distribution from one of these eligible retirement plans can be rolled over to another one of these eligible retirement plans or a traditional IRA. All distributions from a TSA, governmental employer 457(b) EDC plan or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals or for EDC, unforseeable emergency withdrawals; or

o    corrective distributions which fit specified technical tax rules; or

o    loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant current spouse or former spouse.

A death benefit payment to the plan participant surviving spouse, or a qualified domestic relations order distribution to the plan participant current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


                                                             TAX INFORMATION  50

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8. MORE INFORMATION



--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. We may invest the assets of Separate Account A in any investment permitted by applicable law. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)  to deregister Separate Account A under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account A;


(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)  to close a variable investment option to transfers and contributions; and

(9)  to limit the number of variable investment options which you may elect.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan relating to its Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT


This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.



51  MORE INFORMATION

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

     --   on a non-business day:

     --   after 4:00 PM, ET on a business day; or

     -- after an early close of regular trading on the NYSE on a business day.

o When a charge is to be deducted on a participation date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.



CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Contributions made to the special dollar cost averaging program will be credited with the interest rate in effect on the date the first contribution is received by us and allocated to the time period initially selected by you.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.



ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o    the election of trustees;

o    the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.



SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.



                                                            MORE INFORMATION  52

STATUTORY COMPLIANCE

We have the right to change the terms of the contract and any certificate thereunder without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract and any certificate thereunder must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a participant's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.

FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

The owner may not assign a contract or certificate for any purpose.

You cannot assign a certificate as security for a loan or other obligation. Loans from account value, however, are permitted unless restricted by the employer.

FUNDING CHANGES

The employer or trustee can change the funding vehicle for the plan.

DISTRIBUTION OF THE CONTRACTS


The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors" ) (together, the "Distributors" ). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION.   AXA Equitable pays compensation to AXA Advisors
based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 16.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an



53  MORE INFORMATION

AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation" ) to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 16.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 0.70% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2010) received additional payments. These additional payments ranged from $127 to $3,689,426. AXA Equitable and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
AG Edwards
American General Securities Inc
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Colonial Brokerage, Inc.
Comerica Securities
Commonwealth Financial Network
CUSO Financial Services, LP
Essex National Securities Inc
FFP
Financial Network Investment Corporation



                                                            MORE INFORMATION  54

First Allied Securities
First Citizens Investor Services
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
Ironstone Securities, Inc
J.P. Turner & Co. LLC
James T. Borello & Co.
Janney Montgomery Scott
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities
Merrill Lynch Life Agency
MML Investors Services LLC
Morgan Keegan
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Pension Planners Securities Inc
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Oppenheimer & Co. Inc.
Raymond James & Associates Inc
Raymond James Financial Service
RBC Capital Markets Corp.
Robert W Baird
Royal Alliance Associates Inc.
RW Baird - Robert N. Baird & Co. Incorporated
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Gunnallen Financial, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners' Financial Service of America
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.

55  MORE INFORMATION

Appendix I: Condensed financial information




--------------------------------------------------------------------------------

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option at the last business day of the periods shown. The unit values and number of units outstanding are for contracts offered under Separate Account A with the same daily asset charge of 0.90% and 0.50%. The unit values and number of units outstanding for contracts offered under Separate Account A with daily asset charges of 0.70% are available in the Statement of Additional Information. To request a copy of the Statement of Additional Information, please contact our Processing Office. At the date of this Prospectus, unit values and number of units outstanding for contracts offered under Separate Account A with asset based charges of 0.00%, 0.10%, 0.25%, 0.60%, 0.80%, 1.00%, 1.10% and 1.15% did not exist. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.




THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%.

--------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                           2001      2002      2003         2004         2005
--------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           --
--------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY VP MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           --
--------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --      $ 109.27    $ 121.06     $ 129.64
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --            1
--------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --      $ 102.27    $ 107.45     $ 109.09
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --            1
--------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --      $ 104.26    $ 111.33     $ 113.91
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --            2
--------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --     $ 183.99
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           56
--------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --      $ 108.08    $ 119.63     $ 126.46
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --           1            6
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           --
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           --
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           --
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
--------------------------------------------------------------------------------------------------------
  Unit value                                --        --            --          --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --        --            --          --           --
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                               2006         2007         2008        2009       2010
--------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --     $ 104.60   $ 119.19
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --            1          2
--------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY VP MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --           --   $ 106.06
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --           --         --
--------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 151.47     $ 159.36    $  96.03     $ 121.13   $ 135.74
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               5            9          19           70        120
--------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 115.00     $ 120.57    $ 106.32     $ 115.72   $ 123.01
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1            2           3           12         24
--------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 122.77     $ 128.34    $ 102.48     $ 116.20   $ 125.60
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4            7          10           28         50
--------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 201.66     $ 212.90    $ 159.75     $ 185.70   $ 202.78
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              60           67          64          113        166
--------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 143.50     $ 151.29    $ 102.29     $ 123.62   $ 136.66
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              16           35          59          160        246
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --           --   $ 119.90
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --           --         --
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --           --   $ 115.50
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --           --         --
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --           --   $ 123.95
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --           --         --
--------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --           --   $ 111.66
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --           --         --
--------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                               2001       2002        2003         2004         2005
--------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --     $ 147.18
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           28
--------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --     $ 179.44
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           11
--------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           --
--------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 131.84     $ 108.89    $ 141.57     $ 155.12     $ 158.27
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           3            1            4
--------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------
  Unit value                                     --     $  76.66    $  97.27     $ 117.26     $ 128.80
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           5           --           10
--------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --     $ 107.08     $ 112.64
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --            1
--------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------
  Unit value                               $  87.65     $  63.89    $  81.01     $  83.16     $  89.61
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           1           --            2
--------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------
  Unit value                                     --     $  54.67    $  67.15     $  70.23     $  73.16
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           1           --            1
--------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --     $ 206.24
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           65
--------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------
  Unit value                                     --     $ 107.54    $ 110.17     $ 113.65     $ 115.13
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           1           --            3
--------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           --
--------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --     $ 197.59
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           23
--------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 105.94     $  92.92    $ 120.75     $ 132.24     $ 145.08
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           3            1           11
--------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------
  Unit value                                     --           --          --           --           --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --          --           --           --
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                             2006         2007         2008        2009         2010
--------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 180.59     $ 200.46    $  98.14     $ 123.91     $ 129.53
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            31           36          35           45           47
--------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 194.31     $ 225.25    $ 123.85     $ 166.93     $ 220.99
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            11           12          10           11           12
--------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 108.37     $  98.12    $  64.76     $  82.29     $ 101.33
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --           --           1            2            3
--------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 189.64     $ 194.62    $ 122.36     $ 157.97     $ 175.79
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4           12          12           22           40
--------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 160.43     $ 175.18    $  98.96     $ 127.74     $ 134.27
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            14           20          21           36           49
--------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 129.46     $ 133.03    $  89.25     $  98.66     $ 113.13
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             1            2           3            8           13
--------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------
  Unit value                               $  93.45     $ 103.84    $  56.37     $  73.12     $  81.53
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             3            3           4            4            5
--------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------
  Unit value                               $  77.86     $  81.39    $  48.06     $  63.56     $  71.14
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             1            1           3            7           10
--------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 226.80     $ 233.16    $ 130.18     $ 165.98     $ 191.06
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            65           67          57           62           63
--------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 118.73     $ 121.31    $ 109.47     $ 111.40     $ 116.78
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4            6           7           13           16
--------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------
  Unit value                                     --     $  97.21    $  58.56     $  77.00     $  85.28
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            1           3            6            7
--------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 225.93     $ 235.57    $ 146.69     $ 183.42     $ 208.43
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            26           28          27           42           54
--------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 157.18     $ 177.63    $ 105.11     $ 133.13     $ 152.06
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            16           21          29           41           49
--------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------
  Unit value                               $ 104.43     $ 105.62    $  71.38     $  92.33     $ 101.84
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --            7           6            8           12
--------------------------------------------------------------------------------------------------------


I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------
                                               2001         2002          2003         2004         2005
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --     $ 113.34     $ 117.17
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --            1
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --           --     $  97.60
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 111.05     $ 103.54      $ 160.00     $ 196.10     $ 258.05
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --             1           --            2
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --           --     $ 151.99
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --            3
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --     $  68.67      $  90.25     $ 101.61     $ 117.94
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --             1           --            4
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  96.20     $  77.17      $  96.98     $ 106.52     $ 109.75
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --             1           --            1
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  85.75     $  67.12      $  81.18     $  89.62     $  95.21
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --            1
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  70.28     $  48.46      $  59.16     $  63.54     $  72.38
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --             3            1            4
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  87.46     $  56.92      $  72.94     $  81.41     $  87.96
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            4             4           --            5
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  95.39     $  81.63      $ 104.15     $ 117.09     $ 122.34
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --             5            1           13
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --            --           --     $ 106.30
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            --           --           --
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                      ------------------------------------------------------------------------
                                               2006         2007        2008        2009        2010
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --    $  95.43    $  59.69    $  75.98    $  83.12
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           1           3           6           8
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 137.99    $ 149.46    $ 102.70    $ 143.97    $ 189.25
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2           5           8          18          37
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 100.03    $ 108.35    $ 114.34    $ 115.54    $ 121.72
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           1           5           7          12
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 295.50    $ 415.87    $ 175.77    $ 261.39    $ 288.71
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               6           9           9          13          21
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 155.73    $ 165.32    $ 170.15    $ 165.19    $ 171.04
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               3           3           3           3           3
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 139.38    $ 159.14    $  86.97    $ 116.64    $ 126.25
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               5           5           6          10          23
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --          --          --          --    $ 151.63
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --          --          --          16
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 130.93    $ 128.17    $  76.49    $ 100.30    $ 111.64
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1          --          --           1           1
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 106.56    $ 109.70    $  68.05    $  85.32    $  96.54
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1           1           1           3           5
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  71.34    $  80.58    $  50.89    $  68.69    $  78.93
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               6           9           9          11          14
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 104.93    $ 120.23    $  73.59    $  98.35    $ 111.55
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              26          26          24          23          24
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --          --          --          --    $  60.50
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --          --          --           6
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 147.18    $ 139.36    $  78.71    $  94.08    $ 105.27
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              18          72          61          63          66
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 123.48    $ 126.61    $  79.59    $  93.16    $ 108.46
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1           1           5           8           8
--------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-3


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

--------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------
                                               2001        2002         2003        2004         2005
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 85.92    $  69.42     $  98.80     $ 113.60     $ 119.75
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            4            1           15
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $111.62    $  94.35     $ 124.60     $ 145.52     $ 160.54
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            3            1            5
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $114.06    $ 114.42     $ 114.04     $ 113.89     $ 130.47
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --            2            1
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --     $ 104.76     $ 109.43
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --     $ 124.11
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --     $  99.64
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --     $ 164.70
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --            5
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --    $  81.92     $ 118.42     $ 138.09     $ 142.68
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --            1           --            5
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --     $ 111.33     $ 114.73
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --          --           --           --     $ 104.60
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           --           --           --
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------
                                               2006         2007         2008        2009        2010
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --          --     $ 124.69
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --          --            4
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 132.35     $ 141.69    $  71.21    $  96.16     $ 119.83
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              19           24          25          43           54
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 144.61     $ 141.01    $  84.45    $ 113.69     $ 137.98
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              16           19          14          31           36
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 135.41     $ 140.86    $ 142.90    $ 142.03     $ 140.88
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              19           26          27          25           23
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 117.07     $ 140.16    $  93.21    $ 119.84     $ 128.52
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1           1           2            5
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 134.38     $ 163.01    $  85.09    $ 132.45     $ 173.65
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1            3           4          11           27
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 107.25     $ 108.03    $  66.27    $  82.17     $  91.15
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1            1           1           2            6
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 111.10     $ 116.38    $  68.34    $  93.87     $ 107.16
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1           1           2            6
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  99.13     $ 109.51    $ 104.14    $ 111.46     $ 111.38
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4            7          15          20           28
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 169.90     $ 176.45    $ 163.80    $ 172.52     $ 182.03
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4            6           4           8            9
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 166.44     $ 161.92    $ 105.69    $ 132.11     $ 164.72
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               6            7           8          19           26
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 109.14     $ 115.97    $  66.42    $  93.88     $ 108.29
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            4           4          10           27
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 107.73     $ 108.98    $  63.91    $  82.36     $  88.15
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1            1           1           3            7
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 120.15     $ 116.08    $  72.53    $  92.30     $ 105.39
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1            1           1           2            4
--------------------------------------------------------------------------------------------------------------


I-4 APPENDIX I: CONDENSED FINANCIAL INFORMATION


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------------
                                           2001   2002   2003   2004   2005   2006   2007   2008   2009      2010
-------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 117.74
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --            1
-------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 102.89
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP MID CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 112.63
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 GOLDMAN SACHS VIT MID CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 107.80
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. FINANCIAL SERVICES FUND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $  93.81
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 110.84
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 109.72
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 114.82
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 124.50
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 128.73
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 106.38
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 112.82
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --           --
-------------------------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 113.56
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --            2
-------------------------------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --     --     --     --     --     --     $ 111.32
-------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --            1
-------------------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-5


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------
                                            2001      2002         2003         2004         2005
------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --           --
------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --           --
------------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --           --
------------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --           --
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --           --           --
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --           --
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $ 107.20     $ 110.22     $ 113.47     $ 114.42
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            1            1            2
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $  78.42     $ 104.39     $ 121.98     $ 139.55
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            1            1            2
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $  79.44     $ 103.20     $ 117.02     $ 124.20
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --            2
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $  62.27     $  86.54     $  95.83     $ 102.93
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            1           --            3
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $  74.03     $ 103.15     $ 117.75     $ 125.26
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            1           --            2
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --           --     $ 144.66
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --            4
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --     $ 114.70     $ 122.18
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --           --            1
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $ 114.07     $ 155.30     $ 180.23     $ 186.98
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            2            1            9
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------
  Unit value                                --      $  56.89     $  88.87     $  92.46     $ 101.96
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --            1           --            6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------
                                               2006         2007         2008         2009        2010
------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --          --     $ 119.07
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --          --           --
------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --          --     $ 115.04
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --          --           --
------------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --          --     $ 119.21
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --          --           --
------------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --          --     $ 110.95
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --          --           --
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --    $  53.16     $  62.06
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --          19           19
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 117.67     $ 123.90     $ 125.82    $ 135.05     $ 142.14
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2            3            3           6           10
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 173.31     $ 193.09     $ 100.97    $ 130.00     $ 137.79
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4            5            7           8           12
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 146.87     $ 150.84     $  93.50    $ 113.84     $ 127.65
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2            3            4           4            4
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 111.81     $ 123.99     $  69.33    $  97.40     $ 122.48
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               3            4            4           4            6
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 142.42     $ 141.27     $  89.64    $ 128.24     $ 158.75
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2            3            3           5            7
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 157.99     $ 161.88     $ 123.02    $ 134.01     $ 141.96
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4            5            4           5            8
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 133.44     $ 137.10     $  78.65    $ 104.86     $ 132.65
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1            3            2           3            4
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 215.15     $ 192.22     $ 118.36    $ 148.28     $ 182.96
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              10           13           12          12           13
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 108.42     $ 127.01     $  66.61    $ 104.59     $ 122.00
------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               6            6            5           7           10
------------------------------------------------------------------------------------------------------------


I-6 APPENDIX I: CONDENSED FINANCIAL INFORMATION


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.90%. (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------
                                            2001     2002     2003     2004      2005
--------------------------------------------------------------------------------------------------------
 OPPENHEIMER MAIN STREET FUND(R)/VA
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------
 PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------
 TEMPLETON GLOBAL BOND SECURITIES FUND
--------------------------------------------------------------------------------------------------------
  Unit value                                  --     --       --       --        --
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --     --       --       --        --
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED DECEMBER 31,
                                      ------------------------------------------------------------------
                                               2006         2007         2008        2009        2010
--------------------------------------------------------------------------------------------------------
 OPPENHEIMER MAIN STREET FUND(R)/VA
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --          --     $ 106.64
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --          --           --
--------------------------------------------------------------------------------------------------------
 PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --          --     $ 123.43
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --          --           --
--------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 108.47     $ 115.27     $ 79.42     $ 94.68     $ 103.90
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1           3           6           14
--------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 109.42     $ 116.42     $ 74.97     $ 91.54     $ 101.54
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           1           5           15
--------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 110.31     $ 117.39     $ 72.08     $ 89.69     $ 100.20
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1           2           4           11
--------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
--------------------------------------------------------------------------------------------------------
  Unit value                                 $ 111.10     $ 118.69     $ 69.01     $ 87.37     $  98.09
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           1           4            7
--------------------------------------------------------------------------------------------------------
 TEMPLETON GLOBAL BOND SECURITIES FUND
--------------------------------------------------------------------------------------------------------
  Unit value                                       --           --          --          --     $ 104.51
--------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --          --          --           --
--------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-7


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%.

---------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------
                                           2002       2003         2004          2005         2006         2007
---------------------------------------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY VP MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --      $ 109.38     $ 121.67      $ 130.82     $ 153.46     $ 162.11
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --      $ 102.37     $ 108.00      $ 110.08     $ 116.51     $ 122.65
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --      $ 104.36     $ 111.89      $ 114.94     $ 124.39     $ 130.56
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --     $ 103.11     $ 109.30
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --      $ 108.19     $ 120.23      $ 127.61     $ 145.39     $ 153.90
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --     $ 105.97     $ 118.10
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --            1
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --     $ 103.84     $ 120.87
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --            1
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
  Unit value                                --            --           --            --     $ 108.50     $  98.64
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --            --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------
                                               2008        2009         2010
--------------------------------------------------------------------------------------
 ALL ASSET ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                      --     $ 104.73     $ 119.82
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AMERICAN CENTURY VP MID CAP VALUE FUND
--------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 106.35
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                $  98.08     $ 124.22     $ 139.76
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1            2            2
--------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                $ 108.60     $ 118.67     $ 126.66
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                $ 104.67     $ 119.17     $ 129.33
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                $  82.34     $  96.11     $ 105.37
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                $ 104.47     $ 126.77     $ 140.71
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3            5            5
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400-I
--------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 106.56
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500-I
--------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 103.64
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000-I
--------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 105.39
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL-I
--------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 104.68
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------
  Unit value                                $  58.05     $  73.60     $  77.24
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1           --           --
--------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------
  Unit value                                $  66.73     $  90.30     $ 120.02
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------
  Unit value                                $  65.36     $  83.39     $ 103.11
--------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --
--------------------------------------------------------------------------------------


I-8 APPENDIX I: CONDENSED FINANCIAL INFORMATION


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------
                                               2002        2003         2004         2005         2006
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 88.81     $ 115.93     $ 127.54     $ 130.65     $ 157.18
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 62.51     $  79.64     $  96.39     $ 106.30     $ 132.94
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 107.17     $ 113.20     $ 130.62
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 57.22     $  72.85     $  75.08     $  81.24     $  85.06
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
---------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 47.88     $  59.05     $  62.01     $  64.85     $  69.30
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --           --     $ 104.17
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------------------
  Unit value                                 $108.01     $ 111.09     $ 115.07     $ 117.03     $ 121.18
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --           --     $ 103.22
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 93.38     $ 121.84     $ 133.98     $ 147.58     $ 160.53
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --           --     $ 104.56
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --     $ 113.44     $ 117.75     $ 139.23
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --     $  97.69     $ 100.53
---------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------
                                               2007         2008        2009         2010
--------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 158.23    $  99.88     $ 129.48     $ 144.66
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 145.75    $  82.67     $ 107.14     $ 113.07
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 134.77    $  90.78     $ 100.76     $ 116.00
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --            1
--------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------
  Unit value                                 $  94.90    $  51.72     $  67.36     $  75.42
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------
  Unit value                                 $  72.73    $  43.13     $  57.26     $  64.34
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 107.52    $  60.28     $  77.16     $  89.18
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2           1            1            1
--------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 124.31    $ 112.63     $ 115.08     $ 121.12
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------
  Unit value                                 $  97.46    $  58.95     $  77.82     $  86.53
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 108.06    $  67.56     $  84.82     $  96.77
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 182.16    $ 108.22     $ 137.63     $ 157.83
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           1            1            1
--------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 106.18    $  72.05     $  93.57     $ 103.63
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------
  Unit value                                 $  95.67    $  60.08     $  76.79     $  84.35
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 151.41    $ 104.46     $ 147.03     $ 194.05
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           1            1            2
--------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------
  Unit value                                 $ 109.34    $ 115.84     $ 117.53     $ 124.32
--------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --          --           --           --
--------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-9


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)

--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                      ------------------------------------------------------------------------
                                               2002        2003         2004        2005         2006
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 70.62     $ 109.56     $ 134.82    $ 178.13     $ 242.92
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --          --     $ 100.44
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 61.65     $  81.36     $  91.97    $ 107.18     $ 127.17
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 78.07     $  98.51     $ 108.69    $ 112.39     $ 134.61
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 64.03     $  77.76     $  86.19    $  91.93     $ 103.30
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 44.22     $  54.21     $  58.46    $  66.85     $  66.16
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 35.99     $  46.31     $  51.89    $  56.29     $  60.37
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 89.18     $ 114.24     $ 128.95    $ 135.28     $ 163.40
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --    $ 105.59     $ 124.31
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 71.73     $ 102.49     $ 118.33    $ 125.23     $ 138.97
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 95.25     $ 126.30     $ 148.09    $ 164.04     $ 183.59
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --           --           --          --           --
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------
                                               2007          2008         2009         2010
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 343.25     $ 145.67     $ 217.50     $ 241.20
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            1            1
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 107.06     $ 110.63     $ 107.84     $ 112.11
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 145.80     $  80.00     $ 107.72     $ 117.07
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1            1           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --     $ 155.13
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 132.31     $  79.29     $ 104.38     $ 116.66
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 106.78     $  66.51     $  83.72     $  95.11
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  75.03     $  47.58     $  64.48     $  74.39
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --            1            1            1
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $  69.45     $  42.68     $  57.27     $  65.22
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --            1
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --     $  61.79
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 155.34     $  88.09     $ 105.72     $ 118.77
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 127.98     $  80.78     $  94.93     $ 110.97
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --     $ 127.57
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 149.37     $  75.38     $ 102.20     $ 127.87
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            1            1
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 179.75     $ 108.09     $ 146.11     $ 178.03
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            1            1
--------------------------------------------------------------------------------------------------------------


I-10 APPENDIX I: CONDENSED FINANCIAL INFORMATION


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)

--------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------------
                                               2002        2003         2004         2005         2006
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
  Unit value                                      --           --           --           --     $ 100.76
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/MONTAG & CALDWELL GROWTH
  Unit value                                      --           --     $ 104.85     $ 109.97     $ 118.12
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/MORGAN STANLEY MID CAP GROWTH
  Unit value                                      --           --           --     $ 124.44     $ 135.28
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/MUTUAL LARGE CAP EQUITY
  Unit value                                      --           --           --           --     $ 107.38
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/OPPENHEIMER GLOBAL
  Unit value                                      --           --           --           --     $ 111.23
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/PIMCO ULTRA SHORT BOND
  Unit value                                      --           --           --     $  99.91     $  99.80
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/QUALITY BOND PLUS
  Unit value                                      --           --           --           --     $ 100.81
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/SMALL COMPANY INDEX
  Unit value                                 $ 82.28     $ 119.41     $ 139.82     $ 145.04     $ 169.88
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/T.ROWE PRICE GROWTH STOCK
  Unit value                                      --           --     $ 111.43     $ 115.29     $ 110.11
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/TEMPLETON GLOBAL EQUITY
  Unit value                                      --           --           --           --     $ 107.79
  Number of units outstanding (000's)             --           --           --           --           --
 EQ/VAN KAMPEN COMSTOCK
  Unit value                                      --           --           --     $ 104.88     $ 120.95
  Number of units outstanding (000's)             --           --           --           --           --
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
  Unit value                                      --           --           --           --           --
  Number of units outstanding (000's)             --           --           --           --           --
 FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
  Unit value                                      --           --           --           --           --
  Number of units outstanding (000's)             --           --           --           --           --
 FIDELITY(R) VIP MID CAP PORTFOLIO
  Unit value                                      --           --           --           --           --
  Number of units outstanding (000's)             --           --           --           --           --




--------------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------------
                                               2007         2008         2009         2010
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 105.25     $ 107.20     $ 106.97     $ 106.54
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 141.99     $  94.81     $ 122.39     $ 131.79
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 164.77     $  86.36     $ 134.96     $ 177.66
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --            1            1
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 108.61     $  66.89     $  83.28     $  92.75
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 116.99     $  68.98     $  95.14     $ 109.04
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 110.69     $ 105.68     $ 113.57     $ 113.96
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 105.12     $  97.98     $ 103.61     $ 109.76
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 165.93     $ 108.75     $ 136.48     $ 170.86
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 117.48     $  67.56     $  95.88     $ 111.04
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 109.56     $  64.51     $  83.47     $  89.69
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                 $ 117.33     $  73.61     $  94.05     $ 107.82
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --     $ 106.39
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --     $ 103.18
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP MID CAP PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --     $ 112.95
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --
--------------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-11


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
                                            2002   2003   2004   2005    2006   2007   2008   2009      2010
------------------------------------------------------------------------------------------------------------------
 GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 108.10
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. FINANCIAL SERVICES FUND
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $  94.07
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 109.52
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --             0
------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 110.03
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 104.77
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 109.11
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 128.90
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 106.52
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VIP SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 113.13
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 113.71
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 111.47
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 119.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 115.19
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------
  Unit value                                --     --     --     --      --     --     --     --      $ 119.37
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       --     --     --     --      --     --     --     --            --
------------------------------------------------------------------------------------------------------------------


I-12 APPENDIX I: CONDENSED FINANCIAL INFORMATION


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------
                                                2002        2003         2004         2005         2006
------------------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 79.66     $ 101.56     $ 113.31     $ 120.59     $ 126.14
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $107.64     $ 111.11     $ 114.85     $ 116.28     $ 120.06
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 78.74     $ 105.24     $ 123.46     $ 141.82     $ 176.83
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 79.76     $ 104.03     $ 118.45     $ 126.22     $ 149.85
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 62.53     $  87.24     $  96.99     $ 104.60     $ 114.09
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 74.33     $ 103.99     $ 119.18     $ 127.30     $ 145.32
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --           --     $ 102.63
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --     $ 114.80     $ 122.78     $ 134.64
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $108.77     $ 148.68     $ 173.24     $ 180.45     $ 208.48
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 57.12     $  89.59     $  93.59     $ 103.61     $ 110.62
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 OPPENHEIMER MAIN STREET FUND(R)/VA
------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------
  Unit value                                       --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
  Unit value                                       --           --           --           --     $ 108.60
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              --           --           --           --           --
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                   -------------------------------------------------------------
                                              2007         2008        2009        2010
------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 111.10
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------
  Unit value                                $ 136.76    $  99.59    $  64.15     $  99.90
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------
  Unit value                                $ 126.94    $ 129.41    $ 139.47     $ 147.39
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------
  Unit value                                $ 197.82    $ 103.86    $ 134.26     $ 142.88
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------
  Unit value                                $ 154.53    $  96.17    $ 117.57     $ 132.37
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------
  Unit value                                $ 127.03    $  71.31    $ 100.60     $ 127.00
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------
  Unit value                                $ 144.72    $  92.21    $ 132.45     $ 164.62
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------
  Unit value                                $ 105.59    $  80.57    $  88.11     $  93.72
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------
  Unit value                                $ 138.89    $  80.00    $ 107.09     $ 136.02
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------
  Unit value                                $ 187.01    $ 115.62    $ 145.43     $ 180.17
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --            1
------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------
  Unit value                                $ 130.12    $  68.52    $ 108.02     $ 126.51
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --           1            1
------------------------------------------------------------------------------------------------
 OPPENHEIMER MAIN STREET FUND(R)/VA
------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --     $ 106.93
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --
------------------------------------------------------------------------------------------------
 PIMCO VIT COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------
  Unit value                                     --          --          --      $ 123.78
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --          --          --            --
------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                               $ 115.88    $  80.16    $  95.96      $ 105.72
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            --          --          --            --
------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-13


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS
OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.50%. (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------------------------------
                                         2002     2003     2004     2005     2006         2007         2008       2009        2010
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             --       --       --       --     $ 109.56     $ 117.04     $ 75.68    $ 92.77     $ 103.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --       --       --       --           --           --          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             --       --       --       --     $ 110.45     $ 118.01     $ 72.76    $ 90.90     $ 101.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --       --       --       --           --           --          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             --       --       --       --     $ 111.24     $ 119.32     $ 69.65    $ 88.55     $  99.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --       --       --       --           --           --          --         --           --
------------------------------------------------------------------------------------------------------------------------------------
 TEMPLETON GLOBAL BOND SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                             --       --       --       --           --           --          --         --     $ 104.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)    --       --       --       --           --           --          --         --           --
------------------------------------------------------------------------------------------------------------------------------------



I-14 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Death benefit example



--------------------------------------------------------------------------------

If you do not elect the enhanced death benefit, the death benefit is equal to
(i) your account value, or (ii) the standard death benefit, less any outstanding loan balance (including any accrued, but unpaid loan interest). The standard death benefit is equal to your total contributions, adjusted for withdrawals, including any withdrawal charges and taxes that may apply. If you elect the enhanced death benefit, the death benefit is equal to (i) the account value, or (ii) the enhanced death benefit as of the date of your death, whichever provides the highest amount.

Please see "Death benefit" under "Contract features and benefits" earlier in this prospectus for more detailed information.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no loans or withdrawals, the death benefit for a participant age 45 would be calculated as follows:

--------------------------------------------------------------------------------
    END OF
 PARTICIPATION
     YEAR       ACCOUNT VALUE(1)   CONTRIBUTION   ENHANCED DEATH BENEFIT
--------------------------------------------------------------------------------
       1          $  105,000(2)       $100,000         $100,000
--------------------------------------------------------------------------------
       2          $  115,500(2)                        $100,000
--------------------------------------------------------------------------------
       3          $  129,360(2)                        $129,360(2)
--------------------------------------------------------------------------------
       4          $  103,488                           $129,360(3)
--------------------------------------------------------------------------------
       5          $  113,837                           $129,360(3)
--------------------------------------------------------------------------------
       6          $  127,497                           $129,360(3)
--------------------------------------------------------------------------------
       7          $  127,497                           $129,360(3)
--------------------------------------------------------------------------------
       8          $  133,872(2)                        $129,360
--------------------------------------------------------------------------------
       9          $  147,259                           $147,259(4)
--------------------------------------------------------------------------------

The account values for participation years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%,
12.00%, 0.00%, 5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1) If the enhanced death benefit was not elected, the death benefit on each participation date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the enhanced death benefit was elected, at the end of participation years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in participation year 3, the enhanced death benefit is increased to equal the account value.

(3) At the end of participation years 4, 5, 6 and 7, the death benefit would be equal to the enhanced death benefit since it is higher than the account value. Also, at the end of participation year 6, no adjustment would be made to the enhanced death benefit, since the enhanced death benefit is higher than the account value.

(4) At the end of participation year 9, the enhanced death benefit would be increased to the account value, since the account value on the participation date anniversary is higher than the current enhanced death benefit.


                                         APPENDIX II: DEATH BENEFIT EXAMPLE II-1

Appendix III: State contract availability and/or variations of certain features and benefits



--------------------------------------------------------------------------------


STATES WHERE CERTAIN EQUI-VEST(R) STRATEGIES EMPLOYER-SPONSORED RETIREMENT PROGRAMS FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:





------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS         CONTRACT TYPE        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Your right to cancel     All contract types   If you reside in the state of California and you are age 60
                within a certain number of                         or older at the time the certificate is issued, you may return
                days" in "Contract features                        your variable annuity certificate within 30 days from the
                and benefits"                                      date you receive it and receive a refund as described
                                                                   below:

                                                                   If you allocate your entire initial contribution to the
                                                                   EQ/Money Market option (and/or guaranteed interest
                                                                   option), the amount of your refund will be equal to your
                                                                   contribution less interest, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than
                                                                   your initial contribution. If you allocate any portion of your initial contribution to the variable investment options
                                                                   (other than the EQ/Money Market option), your refund will
                                                                   be equal to your account value on the date we receive your request to cancel at our processing office.

                See "Withdrawal charge" in    All contract types   Waiver (14) is not available.
                the "Charges under the con-
                tracts" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA         See "Your right to cancel     All contract types   If you reside in the state of Florida and you are age 65 or
                within a certain number of                         older at the time the contract is issued, you may cancel your
                days" in "Contract features                        variable annuity contract and return it to us within 21 days
                and benefits"                                      from the date that you receive it. You will receive an
                                                                   unconditional refund equal to the cash surrender value
                                                                   provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract.

                                                                   If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to your contributions, including any contract fees or charges.

                See "Withdrawal charge" in    All contract types   If you are age 65 or older at the time your contract is
                "Charges and expenses"                             issued, the applicable withdrawal charge will not exceed 10%
                                                                   of the amount withdrawn. In addition, no charge will apply after the end of the 10th contract year or 10 years after a contribution is made, whichever is later.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   See "Annual administrative    All contract types   The annual administrative charge will not be deducted from
                charge" in the "Charges                            amounts allocated to the guaranteed interest option.
                under the contracts" section
                under "Charges and
                expenses"
------------------------------------------------------------------------------------------------------------------------------------


III-1 APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS


------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS          CONTRACT TYPE          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   See "Withdrawal charge" in                            Waivers (12), (13), and (14) are not available.
(CONTINUED)     the "Charges under the con-
                tracts" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE   See "Withdrawal charge" in     All contract types     Waiver (14) regarding the definition of a nursing home is
                the "Charges under the con-                           changed to:A nursing home for this purpose means one that is
                tracts" section under                                 (a) approved by Medicare as a provider of skilled nursing care
                "Charges and expenses"                                service, or qualified to receive approval of Medicare
                                                                      benefits, or (b) operated pursuant to law as a skilled nursing care service.The second bulleted item under Waiver (14) in this section is revised as follows:

                                                                      o    it provides continuous room and board
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Your annuity payout       TSA 403(b) contracts   The fixed life annuity and Variable Immediate Annuity payout
                options" under "Accessing                             options are not available.
                your money"

                See "Selecting an annuity      TSA 403(b) contracts   The maximum maturity date is the contract date anniversary
                payout option" in the                                 that follows the annuitant's 90th birthday.
                "Accessing your money" sec-
                tion.                                                 In the fifth paragraph in this section, the second line in the paragraph "(1) the amount applied to purchase the annuity;" is deleted in its entirety and \replaced with the following:

                                                                      (1) The amount applied to provide the annuity will be: (a) the account value for any life annuity form or (b) the cash value for any period certain annuity form except that, if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

                See "Charge for third-party    TSA 403(b) contracts   The charge for third-party transfer or exchange will not be
                transfer or exchange" in the                          deducted from amounts allocated to the guaranteed interest
                "Charges and expenses" sec-                           option.
                tion.

                See "Annual administrative     TSA 403(b) contracts   The annual administrative charge will not be deducted from
                charge" in the "Charges                               amounts allocated to the guaranteed interest option.
                under the contracts" section
                under "Charges and                                    The maximum charge for the annual administrative charge is
                expenses"                                             $30.

                See "Charge for enhanced       TSA 403(b) contracts   The charge for the enhanced death benefit, if elected, will
                death benefit" in the                                 not be deducted from amounts allocated to the guaranteed
                "Charges under the con-                               interest option.
                tracts" section under
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------


                  APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS III-2


------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS          CONTRACT TYPE          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Withdrawal charge" in     TSA 403(b) contracts   Waiver (12) is revised as follows: You have qualified to
(CONTINUED)     the "Charges under the con-                           receive Social Security disability benefits as certified by
                tracts" section under                                 the Social Security Administration or you are totally
                "Charges and expenses"                                disabled. Total disability is your incapacity, resulting
                                                                      from injury or disease, to engage in any occupation for
                                                                      remuneration or profit. Such total disability must be
                                                                      certified as having been continuous for a period of at least six months prior to notice of claim and you must continue to be deemed totally disabled.

                                                                      Written notice of claim must be given to us during your
                                                                      lifetime and during the period of total disability prior to each withdrawal. Along with the Notice of Claim, you must
                                                                      submit acceptable proof of disability. Such proof of
                                                                      disability must be either (a) evidence of Social Security
                                                                      disability determination or (b) a statement from an
                                                                      independent U.S. licensed physician stating that you meet
                                                                      the definition of total disability as stated above. Such
                                                                      certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible to
                                                                      give proof within such time. Such proof must be furnished as soon as reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.
------------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA    See "Your right to cancel      All contract types     To exercise your cancellation right, you must return the
                within a certain number of                            certificate directly to our processing office within 20 days
                dates" in "Contract features                          after you receive it.
                and benefits"
------------------------------------------------------------------------------------------------------------------------------------
OREGON          See "Selecting an annuity      All contract types     You can choose the date annuity payments are to begin, but
                payout option" in the "Your                           it may not be prior to the date withdrawal charges no longer
                annuity payout options" sec-                          apply.
                tion under "Accessing your
                money"

                See "Loans" in "Accessing      All contract types     Taking a loan in excess of the Internal Revenue Code limits
                your money"                                           may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal
                                                                      Revenue Code limits.

                See "Charge for third-party    All contract types     The 3rd sentence in this paragraph is replaced with the
                transfer or exchange" in the                          following: The maximum charge is $25 per occurrence per
                "Charges and expenses" sec-                           participant.
                tion.
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA    See "Loans" under "Access-     All contract types     Taking a loan in excess of Internal Revenue Code limits may
                ing your money"                                       result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal
                                                                      Revenue Code limits.

                See "Withdrawal charge" in     All contract types     The first sentence in Waiver (14) is replaced with the
                the "Charges under the con-                           following:
                tracts" section under
                "Charges and expenses"                                You have been confined to a nursing home for up to a 90 day period (or such other period, if required in your state) as verified by a licensed physician. This 90-day period, also known as an "elimination period" may be satisfied by
                                                                      confinement in one or more nursing home facilities, subject to the terms and conditions of this contract. A new
                                                                      elimination period will be applied only if more than six
                                                                      months have elapsed since the previous confinement or if the confinement is due to a new or non-related cause.
------------------------------------------------------------------------------------------------------------------------------------


III-3 APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS


------------------------------------------------------------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS           CONTRACT TYPE               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND   See "Your right to cancel       All contract types          To exercise your cancellation right, you must return the
               within a certain number of                                  certificate directly to our processing office within 20
               dates" in "Contract features                                days after you receive it.
               and benefits"
------------------------------------------------------------------------------------------------------------------------------------
TEXAS          See "Separate account annual    For TSA participants who    Total Separate Account annual expenses and total annual
               expenses" and "Portfolio        are employees of Texas      expenses of the Trusts when added together are not
               operating expenses expressed    public higher education     permitted to exceed 2.75%.
               as an annual percentage of      and participate in the
               daily net assets" in the "Fee   Texas Optional Retirement
               table"                          Program (ORP)

               See "How you can purchase       TSA 403(b) Contracts        The $2,500,000 limitation on the sum of all
               and contribute to your con-                                 contributions under all AXA Equitable annuity
               tract" in "Contract features                                accumulating contracts with the same owner or annuitant
               and benefits"                                               does not apply.

               See "What are your invest-      For TSA participants who    Unavailable variable investment options: The variable
               ment options under the          are employees of Texas      investment options that invest in portfolios of the
               contract" in "Contract fea-     public higher education     unaffiliated trusts are not available.
               tures and benefits"             and participate in the
                                               Texas Optional Retirement
                                               Program (ORP)

               See "Withdrawing your           For TSA participants who    For participants in a Texas Optional Retirement Program
               account value" in "Accessing    are employees of Texas      (ORP), Texas law permits withdrawals only after one of
               your money"                     public higher education     the following distributable events:
                                               and participate in the
                                               Texas Optional Retirement   o    separation from service from all Texas public
                                               Program (ORP)                    higher education employment; or

                                                                           o    age 70-1/2.

                                                                           To make a withdrawal, your employer must approve the
                                                                           request. If a distributable event occurs prior to your
                                                                           being vested, any amounts provided by an employer's
                                                                           first-year matching contribution will be refunded to
                                                                           the employer. Loans and hardship withdrawals are not
                                                                           available.

               See "Annual Administrative      All contract types          The annual administrative charge will never be greater
               charge" in the "Charges                                     than $50.00 and will not be deducted from amounts
               under the contracts" section                                allocated to the guaranteed interest option.
               under "Charges and
               expenses"

               See "Loans" in "Accessing       All contract types          Taking a loan in excess of the Internal Revenue Code
               your money"                                                 limits may result in adverse tax consequences. Please
                                                                           consult your tax adviser before taking a loan that
                                                                           exceeds the Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
VERMONT        See "Loans" under "Access-      All contract types          Taking a loan in excess of Internal Revenue Code limits
               ing your money"                                             may result in adverse tax consequences. Please consult
                                                                           your tax adviser before taking a loan that exceeds the
                                                                           Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON     See "Annual Administrative      All contract types          The annual administrative charge will not be deducted
               charge" in the "Charges                                     from amounts allocated to the guaranteed interest
               under the contracts" section                                option.
               under "Charges and
               expenses"
------------------------------------------------------------------------------------------------------------------------------------


                  APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS III-4


------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS            CONTRACT TYPE               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      See "Withdrawal Charge" in       All contract types          Waiver (12) is revised as follows: You have qualified
(CONTINUED)     the "Charges under the con-                                  to receive Social Security disability benefits as
                tract" section under "Charges                                certified by the Social Security Administration or you
                and expenses"                                                are totally disabled. Total disability is your
                                                                             incapacity, resulting from injury or disease, to engage
                                                                             in any occupation for remuneration or profit. Such
                                                                             total disability must be certified as having been
                                                                             continuous for a period of at least six months prior to
                                                                             notice of claim and you must continue to be deemed
                                                                             totally disabled.

                                                                             Written notice of claim must be given to us during your
                                                                             lifetime and during the period of total disability
                                                                             prior to each withdrawal. Along with the Notice of
                                                                             Claim, you must submit acceptable proof of disability.
                                                                             Such proof of disability must be either (a) evidence of
                                                                             Social Security disability determination or (b) a
                                                                             statement from an independent U.S. licensed physician
                                                                             stating that you meet the definition of total
                                                                             disability as stated above. Such certification must be
                                                                             resubmitted every 12 months. Failure to furnish proof
                                                                             of disability within the required time will not reduce
                                                                             any claim if it was not reasonably possible to give
                                                                             proof within such time. Such proof must be furnished as
                                                                             soon as reasonably possible and in no event, except in
                                                                             the absence of legal capacity, later than one year from
                                                                             the time proof is otherwise required.

                                                                             Waiver (14) regarding the definition of a nursing home
                                                                             is deleted, and replaced with

                                                                             "A nursing home for this purpose means any home, place,
                                                                             or institution which operates or maintains facilities
                                                                             providing convalescent or chronic care, or both, for a
                                                                             period in excess of twenty-four consecutive hours for
                                                                             three or more patients not related by blood or marriage
                                                                             to the operator, who by reasons of illness or
                                                                             infirmity, are unable to properly care for themselves
                                                                             and as further defined in RCW 18.51.010"
------------------------------------------------------------------------------------------------------------------------------------



III-5 APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information



--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE

Who is AXA Equitable?                                                          2

Calculation of annuity payments                                                2

Custodian and independent registered public accounting firm                    2

Distribution of the contracts                                                  2

Calculating unit values                                                        3

Condensed financial information                                                4

Financial Statements                                                          10


HOW TO OBTAIN AN EQUI-VEST(R) STRATEGIES (SERIES 901) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
     EQUI-VEST(R)
     Employer Sponsored Programs
     Processing Office
     AXA Equitable
     P.O. Box 4956
     Syracuse, NY 13221-4956

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me an EQUI-VEST(R) Strategies (Series 901) Statement of Additional Information dated May 1, 2011



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                                            State           Zip





                                                                          e13446

EQUI-VEST(R) Strategies (Series 901)

A group flexible premium deferred variable annuity contract

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2011


--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R) Strategies 901, dated May 1, 2011. That prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.


TABLE OF CONTENTS



Who is AXA Equitable?                                                        2
Calculation of annuity payments                                              2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                2
Calculating unit values                                                      3
Condensed financial information                                              4
Financial statements                                                        10



   EQUI-VEST(R) is a registered service mark of AXA Equitable Life Insurance
             Company (AXA Equitable). Co-distributed by affiliates,
 AXA Advisors, LLC and AXA Distributors, LLC, 1290 Avenue of the Americas, New
                                 York, NY 10104
   Copyright 2011 AXA Equitable Life Insurance Company - All rights reserved



                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234


                                                                          e13446
                                                        EV Strategies Series 901

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CALCULATION OF ANNUITY PAYMENTS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3-1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3-1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3-1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.



ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS

To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2011, the annuity payment due in December 2011 would be $95.19 (the number of units (26.74) times $3.56).



CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2010 and for each of the two years in the period ended December 31, 2010, and the consolidated financial statements of AXA Equitable at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2010, 2009 and 2008. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $576,147,169 in 2010, $557,277,070 in 2009 and $677,871,467 in 2008. Of these amounts, for each of these three years, AXA Advisors retained $364,376,758, $306,063,542 and $356,304,358, respectively.

Under a Distribution Agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Distributors, LLC, distribution fees of $399,625,078 in 2010, $429,091,474 in 2009 and $750,235,874 in 2008, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A. Of these amounts, for each of these three years, AXA Distributors, LLC retained $10,963,063, $40,223,293 and $81,519,894, respectively.

CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) Strategies may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

                                      (a)
                                     -----  - c
                                      (b)
where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CONDENSED FINANCIAL INFORMATION

The information presented is shown for the past ten years, or from the first year the particular contracts were offered, if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%.



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002    2003      2004      2005      2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --        --        --        --        --   $104.67   $119.50
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --        --        --        --        --        --   $106.20
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --   $109.32   $121.36   $130.23   $152.46   $160.73   $ 97.05   $122.66   $137.73
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --         2         3         5
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --   $102.32   $107.72   $109.58   $115.75   $121.61   $107.45   $117.19   $124.82
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --   $104.31   $111.61   $114.43   $123.58   $129.44   $103.57   $117.67   $127.45
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --         1         2         2
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --   $152.68   $167.68   $177.39   $133.37   $155.35   $169.97
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --         3         8        11
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --   $108.13   $119.93   $127.03   $144.44   $152.59   $103.37   $125.19   $138.67
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --         1         1         1         2         6         8
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --        --        --        --        --        --   $119.98
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --        --        --        --        --        --   $115.58
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000-I
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --        --        --        --        --        --   $124.04
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER INTERNATIONAL-I
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --        --        --        --        --        --   $111.74
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --   $136.25   $167.52   $186.32   $ 91.40   $115.64   $121.12
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --         5         5        12
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --   $141.82   $153.88   $178.75   $ 98.47   $133.00   $176.42
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --        --        --        --         2         3         3
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002      2003      2004      2005      2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --   $108.44   $ 98.38   $ 65.06   $ 82.84   $102.22
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $112.46   $145.51   $160.86   $164.45   $197.45   $198.37   $124.97   $161.67   $180.26
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --         1         4         6
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 77.18   $ 98.13   $118.54   $130.47   $162.83   $178.16   $100.84   $130.43   $137.38
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --         2         6        10        15        22        28
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --   $107.13   $112.92   $130.03   $133.89   $ 90.01   $ 99.70   $114.56
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --         1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 64.32   $ 81.73   $ 84.06   $ 90.77   $ 94.85   $105.61   $ 57.45   $ 74.66   $ 83.42
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --         1         1         1         2         3
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 55.04   $ 67.75   $ 71.00   $ 74.10   $ 79.03   $ 82.77   $ 48.98   $ 64.90   $ 72.78
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $144.65   $159.38   $164.19   $ 91.86   $117.35   $135.36
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        13        20        22
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $107.78   $110.63   $114.36   $116.07   $119.94   $122.80   $111.04   $113.23   $118.93
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --         1         2         3         4         6         7
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --   $ 97.33   $ 58.75   $ 77.40   $ 85.90
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $138.41   $158.58   $165.68   $103.38   $129.53   $147.48
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --         8        11        14
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 93.15   $121.29   $133.10   $146.32   $158.85   $179.88   $106.65   $135.36   $154.92
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --         3         5         6         7
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --   $104.50   $105.90   $ 71.71   $ 92.95   $102.73
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --         5         4         2         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --   $ 95.55   $ 59.88   $ 76.39   $ 83.73
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --         1        --        --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002      2003      2004      2005      2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                  --         --   $113.39   $117.46   $138.61   $150.43   $103.58   $145.49   $191.63
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --         2         2         4         5
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                  --         --        --   $ 97.65   $100.28   $108.84   $115.09   $116.53   $123.01
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --         2         1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $88.09    $136.39   $167.50   $220.86   $300.59   $423.88   $179.52   $267.50   $296.06
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --          3        --        --         7         6         7         6         7
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                  --         --        --   $140.44   $144.18   $153.38   $158.17   $153.88   $159.65
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $69.13    $ 91.05   $102.71   $119.46   $141.46   $161.85   $ 88.62   $119.10   $129.17
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --         2         3
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                  --         --        --   $115.49   $144.09   $166.26   $ 98.60   $134.37   $153.37
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --         1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $78.73    $ 99.14   $109.16   $112.65   $134.65   $132.08   $ 78.99   $103.78   $115.75
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $67.58    $ 81.90   $ 90.60   $ 96.43   $108.15   $111.57   $ 69.35   $ 87.12   $ 98.78
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $48.79    $ 59.68   $ 64.24   $ 73.31   $ 72.40   $ 81.95   $ 51.86   $ 70.14   $ 80.76
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $64.15    $ 82.37   $ 92.12   $ 99.73   $106.74   $122.55   $ 75.16   $100.65   $114.39
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --          4        --         4         4         3         2         3         3
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                  --         --        --   $106.57   $113.05   $105.61   $ 45.40   $ 53.72   $ 61.14
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $82.19    $105.07   $118.36   $123.92   $149.38   $141.58   $ 80.21   $ 96.07   $107.70
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --          1         1         5         9        13         4         7        10
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                  --         --        --   $106.44   $123.89   $127.29   $ 80.18   $ 94.04   $109.70
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)         --         --        --        --        --        --        --         2         2
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002      2003      2004      2005      2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $106.07   $118.70   $130.45   $ 89.41   $111.44   $126.12
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 69.75   $ 99.46   $114.60   $121.04   $134.05   $143.79   $ 72.41   $ 97.99   $122.35
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --         1         2         5         9        12        22        30
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 76.93   $101.80   $119.13   $131.69   $147.09   $143.72   $ 86.25   $116.35   $141.49
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --         1         1         1         5         6
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $110.53   $110.38   $110.46   $112.56   $116.79   $134.00   $136.21   $135.65   $134.83
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --         1        12         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --   $104.81   $109.70   $117.59   $141.07   $ 94.01   $121.11   $130.14
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $124.27   $134.83   $163.89   $ 85.72   $133.70   $175.64
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --         2         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --   $107.32   $108.32   $ 66.58   $ 82.72   $ 91.95
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --         2         1         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --   $111.10   $116.68   $ 68.66   $ 94.50   $108.09
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        --         1         1
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $ 99.78   $105.91   $110.10   $104.91   $112.51   $112.66
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --         1         3         5
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $147.47   $152.43   $158.62   $147.55   $155.71   $164.63
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --         1         1         2
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 82.10   $118.92   $138.95   $143.86   $168.15   $163.91   $107.21   $134.28   $167.76
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --         2         4         7        10        16        23
------------------------------------------------------------------------------------------------------------------------------------
EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --   $111.38   $115.01   $109.62   $116.72   $ 66.99   $ 94.88   $109.66
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --         5         7        11        16
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --   $107.79   $109.27   $ 64.21   $ 82.91   $ 88.92
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --         1         1         1         1
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002      2003      2004      2005      2006      2007     2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --     $104.74   $120.55   $116.70   $73.07    $93.17    $106.60
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $117.81
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $103.03
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $112.79
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $107.95
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $ 93.94
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $110.99
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $109.87
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $114.89
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $124.58
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $128.82
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $106.45
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                 --        --        --          --        --        --       --        --    $112.98
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)        --        --        --          --        --        --       --        --         --
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           2002      2003      2004      2005      2006      2007     2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --        --       --        --   $113.64
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --        --       --        --   $111.39
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --        --       --        --   $119.14
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --        --       --        --   $115.12
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --        --       --        --   $119.29
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --         1
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --        --        --        --       --        --   $111.03
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --   $ 83.12   $ 86.97   $ 96.44  $ 51.19   $ 69.95   $ 81.90
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       11        17        19
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $107.42   $110.66   $114.16   $115.34   $118.85   $125.41  $111.82   $120.27   $126.83
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 78.58   $104.82   $122.72   $140.68   $175.06   $195.44  $ 85.70   $110.55   $117.42
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --         1         1       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 79.60   $103.61   $117.73   $125.20   $148.35   $152.67  $ 81.61   $ 99.56   $111.87
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 62.40   $ 86.89   $ 96.41   $103.76   $112.94   $125.50  $ 70.31   $ 98.99   $124.72
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --         1         1
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                              $ 74.18   $103.57   $118.46   $126.28   $143.86   $142.98  $ 79.43   $113.87   $141.24
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                   --        --        --  $ 109.88   $120.25   $123.46  $ 94.01   $102.61   $108.92
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)          --        --        --        --        --        --        1         1         1
------------------------------------------------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW AS OF DECEMBER 31, 2010, ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 0.70%. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                            2002      2003      2004      2005      2006      2007     2008      2009      2010
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --   $114.75   $122.48   $134.04   $138.00   $ 79.32   $105.97   $134.32
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               $114.85   $156.67   $182.19   $189.39   $218.37   $195.49   $120.62   $151.41   $187.20
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                               $ 57.00   $ 89.23   $ 93.02   $102.78   $109.51   $128.56   $ 67.55   $106.29   $124.23
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --         8        10         8         5         2         3
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET(R)/VA
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --        --        --        --        --   $106.78
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --        --        --        --        --   $123.60
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --   $108.53   $115.58   $ 79.79   $ 95.32   $104.80
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --   $109.49   $116.73   $ 75.33   $ 92.15   $102.43
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --         2         3
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --   $110.38   $117.70   $ 72.42   $ 90.29   $101.07
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --         1
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --   $111.17   $119.00   $ 69.33   $ 87.96   $ 98.94
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
 Unit value                                    --        --        --        --        --        --        --        --   $104.65
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           --        --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts and certificates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................  FSA-2
Financial Statements:
  Statements of Assets and Liabilities, December 31, 2010 ...............  FSA-3
  Statements of Operations for the Year Ended December 31, 2010 ......... FSA-51
  Statements of Changes in Net Assets for the Years Ended December 31,
   2010 and 2009 ........................................................ FSA-68
  Notes to Financial Statements ......................................... FSA-98


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm .................    F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009 ..............    F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
    2010, 2009 and 2008. .................................................   F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010, 2009
    and 2008. ...........................................................    F-5
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
    December 31, 2010, 2009 and 2008. ....................................   F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
    2009 and 2008. ......................................................    F-7
   Notes to Consolidated Financial Statements ...........................    F-9


                                     FSA-1
                                                                          e13349

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A, as listed in Note 1 to such financial statements, at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 25, 2011

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                             ALL ASSET      AMERICAN CENTURY VP     AXA AGGRESSIVE
                                                            ALLOCATION*        MID CAP VALUE          ALLOCATION*
                                                            -----------     -------------------     --------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $11,924,788           $472,185           $357,012,245
Receivable for The Trusts shares sold.....................       10,319                 --                     --
Receivable for policy-related transactions................           --                806                563,392
                                                            -----------           --------           ------------
  Total assets............................................   11,935,107            472,991            357,575,637
                                                            -----------           --------           ------------
LIABILITIES:
Payable for The Trusts shares purchased...................           --                806                563,392
Payable for policy-related transactions...................        8,846                 --                     --
                                                            -----------           --------           ------------
  Total liabilities.......................................        8,846                806                563,392
                                                            -----------           --------           ------------
NET ASSETS................................................  $11,926,261           $472,185           $357,012,245
                                                            ===========           ========           ============
NET ASSETS:
Accumulation Units........................................   11,926,261            472,014            357,010,451
Contracts in payout (annuitization) period................           --                 --                     --
Retained by AXA Equitable in Separate Account A...........           --                171                  1,794
                                                            -----------           --------           ------------
TOTAL NET ASSETS..........................................  $11,926,261           $472,185           $357,012,245
                                                            ===========           ========           ============
Investments in shares of The Trusts, at cost..............  $11,385,870           $430,535           $334,677,973
The Trusts shares held
 Class A..................................................           --                 --                     --
 Class B..................................................      644,446                 --             35,595,781
 Class II.................................................           --             33,394                     --

                                                             AXA BALANCED     AXA CONSERVATIVE       AXA CONSERVATIVE
                                                               STRATEGY*         ALLOCATION*         GROWTH STRATEGY*
                                                             ------------     ----------------       ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........   $21,552,013        $103,215,334            $3,722,458
Receivable for The Trusts shares sold.....................           764                  --                   131
Receivable for policy-related transactions................            --              41,971                    --
                                                             -----------        ------------            ----------
  Total assets............................................    21,552,777         103,257,305             3,722,589
                                                             -----------        ------------            ----------
LIABILITIES:
Payable for The Trusts shares purchased...................            --              41,971                    --
Payable for policy-related transactions...................           764                  --                   131
                                                             -----------        ------------            ----------
  Total liabilities.......................................           764              41,971                   131
                                                             -----------        ------------            ----------
NET ASSETS................................................   $21,552,013        $103,215,334            $3,722,458
                                                             ===========        ============            ==========
NET ASSETS:
Accumulation Units........................................    21,552,007         103,214,934             3,722,271
Contracts in payout (annuitization) period................            --                  --                    --
Retained by AXA Equitable in Separate Account A...........             6                 400                   187
                                                             -----------        ------------            ----------
TOTAL NET ASSETS..........................................   $21,552,013        $103,215,334            $3,722,458
                                                             ===========        ============            ==========
Investments in shares of The Trusts, at cost..............   $20,476,056        $103,981,465            $3,550,292
The Trusts shares held
 Class A..................................................        28,594                  --                    --
 Class B..................................................     1,728,186          10,794,301               310,278
 Class II.................................................            --                  --                    --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            AXA CONSERVATIVE    AXA CONSERVATIVE-PLUS     AXA GROWTH
                                                               STRATEGY*             ALLOCATION*           STRATEGY*
                                                            ----------------    ---------------------     ----------
ASSETS:
Investments in shares of The Trusts, at fair value........     $1,475,053            $149,832,548         $1,534,858
Receivable for The Trusts shares sold.....................             52                      --                 50
Receivable for policy-related transactions................             --                  78,811                 --
                                                               ----------            ------------         ----------
  Total assets............................................      1,475,105             149,911,359          1,534,908
                                                               ----------            ------------         ----------
LIABILITIES:
Payable for The Trusts shares purchased...................             --                  78,811                 --
Payable for policy-related transactions...................             52                      --                  1
                                                               ----------            ------------         ----------
  Total liabilities.......................................             52                  78,811                  1
                                                               ----------            ------------         ----------
NET ASSETS................................................     $1,475,053            $149,832,548         $1,534,907
                                                               ==========            ============         ==========
NET ASSETS:
Accumulation Units........................................      1,475,044             149,815,438          1,534,907
Contracts in payout (annuitization) period................             --                      --                 --
Retained by AXA Equitable in Separate Account A...........              9                  17,110                 --
                                                               ----------            ------------         ----------
TOTAL NET ASSETS..........................................     $1,475,053            $149,832,548         $1,534,907
                                                               ==========            ============         ==========
Investments in shares of The Trusts, at cost..............     $1,452,045            $147,967,485         $1,435,534
The Trusts shares held
 Class A..................................................             --                      --            117,499
 Class B..................................................        131,573              15,577,147                  --

                                                                AXA MODERATE       AXA MODERATE-PLUS      AXA TACTICAL
                                                                 ALLOCATION*          ALLOCATION*         MANAGER 2000*
                                                                ------------       -----------------      -------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $1,635,277,596         $822,471,110          $416,060
Receivable for The Trusts shares sold.....................                 --                   --                --
Receivable for policy-related transactions................            626,534              367,277               566
                                                               --------------         ------------          --------
  Total assets............................................      1,635,904,130          822,838,387           416,626
                                                               --------------         ------------          --------
LIABILITIES:
Payable for The Trusts shares purchased...................            396,418              367,277               552
Payable for policy-related transactions...................                 --                   --                --
                                                               --------------         ------------          --------
  Total liabilities.......................................            396,418              367,277               552
                                                               --------------         ------------          --------
NET ASSETS................................................     $1,635,507,712         $822,471,110          $416,074
                                                               ==============         ============          ========
NET ASSETS:
Accumulation Units........................................      1,628,231,390          822,426,971           416,074
Contracts in payout (annuitization) period................          7,276,322                   --                --
Retained by AXA Equitable in Separate Account A...........                 --               44,139                --
                                                               --------------         ------------          --------
TOTAL NET ASSETS..........................................     $1,635,507,712         $822,471,110          $416,074
                                                               ==============         ============          ========
Investments in shares of The Trusts, at cost..............     $1,778,699,028         $833,581,558          $387,309
The Trusts shares held
 Class A..................................................        103,651,884                   --                --
 Class B..................................................         18,001,287           79,388,366            27,318

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                AXA TACTICAL          AXA TACTICAL         AXA TACTICAL
                                                                  MANAGER                MANAGER              MANAGER
                                                                    400*                  500*            INTERNATIONAL*
                                                                ------------          ------------        --------------
ASSETS:
Investments in shares of The Trusts, at fair value........        $954,164             $1,214,673            $638,040
Receivable for The Trusts shares sold.....................              --                     --                  --
Receivable for policy-related transactions................           1,055                  1,277                 641
                                                                  --------             ----------            --------
  Total assets............................................         955,219              1,215,950             638,681
                                                                  --------             ----------            --------
LIABILITIES:
Payable for The Trusts shares purchased...................           1,011                  1,277                 641
Payable for policy-related transactions...................              --                     --                  --
                                                                  --------             ----------            --------
  Total liabilities.......................................           1,011                  1,277                 641
                                                                  --------             ----------            --------
NET ASSETS................................................        $954,208             $1,214,673            $638,040
                                                                  ========             ==========            ========
NET ASSETS:
Accumulation Units........................................         954,208              1,214,620             637,967
Contracts in payout (annuitization) period................              --                     --                  --
Retained by AXA Equitable in Separate Account A...........              --                     53                  73
                                                                  --------             ----------            --------
TOTAL NET ASSETS..........................................        $954,208             $1,214,673            $638,040
                                                                  ========             ==========            ========
Investments in shares of The Trusts, at cost..............        $905,204             $1,148,204            $616,034
The Trusts shares held
 Class A..................................................              --                     --                  --
 Class B..................................................          62,227                 88,726              50,177

                                                                                                          EQ/AXA FRANKLIN
                                                            EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN      SMALL CAP
                                                               INTERNATIONAL*        SMALL CAP GROWTH*      VALUE CORE*
                                                            --------------------   --------------------   ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $499,542,380           $323,008,900         $15,616,287
Receivable for The Trusts shares sold.....................            50,449                     --                  --
Receivable for policy-related transactions................            45,929                390,932              70,898
                                                                ------------           ------------         -----------
  Total assets............................................       499,638,758            323,399,832          15,687,185
                                                                ------------           ------------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................                --                365,676              70,898
Payable for policy-related transactions...................                --                     --                  --
                                                                ------------           ------------         -----------
  Total liabilities.......................................                --                365,676              70,898
                                                                ------------           ------------         -----------
NET ASSETS................................................      $499,638,758           $323,034,156         $15,616,287
                                                                ============           ============         ===========
NET ASSETS:
Accumulation Units........................................       497,855,734            321,044,785          15,611,136
Contracts in payout (annuitization) period................         1,783,024              1,989,371                  --
Retained by AXA Equitable in Separate Account A...........                --                     --               5,151
                                                                ------------           ------------         -----------
TOTAL NET ASSETS..........................................      $499,638,758           $323,034,156         $15,616,287
                                                                ============           ============         ===========
Investments in shares of The Trusts, at cost..............      $591,540,802           $268,884,019         $12,988,378
The Trusts shares held
 Class A..................................................        51,267,944             16,926,548                  --
 Class B..................................................         6,950,641              2,800,924           1,526,930

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                     EQ/BLACKROCK
                                                                EQ/BLACKROCK        INTERNATIONAL     EQ/BOSTON ADVISORS
                                                            BASIC VALUE EQUITY*         VALUE*          EQUITY INCOME*
                                                            -------------------     -------------     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $397,728,369        $260,495,547          $57,714,034
Receivable for The Trusts shares sold.....................                --                  --                   --
Receivable for policy-related transactions................           108,052              22,959              158,444
                                                                ------------        ------------          -----------
  Total assets............................................       397,836,421         260,518,506           57,872,478
                                                                ------------        ------------          -----------
LIABILITIES:
Payable for The Trusts shares purchased...................           108,052              22,959              158,444
Payable for policy-related transactions...................                --                  --                   --
                                                                ------------        ------------          -----------
  Total liabilities.......................................           108,052              22,959              158,444
                                                                ------------        ------------          -----------
NET ASSETS................................................      $397,728,369        $260,495,547          $57,714,034
                                                                ============        ============          ===========
NET ASSETS:
Accumulation Units........................................       397,717,089         260,490,517           57,711,753
Contracts in payout (annuitization) period................                --                  --                   --
Retained by AXA Equitable in Separate Account A...........            11,280               5,030                2,281
                                                                ------------        ------------          -----------
TOTAL NET ASSETS..........................................      $397,728,369        $260,495,547          $57,714,034
                                                                ============        ============          ===========
Investments in shares of The Trusts, at cost..............      $392,516,007        $281,359,094          $52,070,976
The Trusts shares held
 Class B..................................................        29,062,645          22,255,098           10,952,914

                                                                 EQ/CALVERT           EQ/CAPITAL            EQ/CAPITAL
                                                                  SOCIALLY             GUARDIAN              GUARDIAN
                                                                RESPONSIBLE*            GROWTH*             RESEARCH*
                                                                ------------          ----------            ----------
ASSETS:
Investments in shares of The Trusts, at fair value........      $22,221,451          $19,793,185          $168,820,635
Receivable for The Trusts shares sold.....................               --                6,735                    --
Receivable for policy-related transactions................           12,960                   --                34,076
                                                                -----------          -----------          ------------
  Total assets............................................       22,234,411           19,799,920           168,854,711
                                                                -----------          -----------          ------------
LIABILITIES:
Payable for The Trusts shares purchased...................           12,960                   --                34,076
Payable for policy-related transactions...................               --                6,735                    --
                                                                -----------          -----------          ------------
  Total liabilities.......................................           12,960                6,735                34,076
                                                                -----------          -----------          ------------
NET ASSETS................................................      $22,221,451          $19,793,185          $168,820,635
                                                                ===========          ===========          ============
NET ASSETS:
Accumulation Units........................................       22,060,786           19,776,657           168,793,539
Contracts in payout (annuitization) period................               --                   --                    --
Retained by AXA Equitable in Separate Account A...........          160,665               16,528                27,096
                                                                -----------          -----------          ------------
TOTAL NET ASSETS..........................................      $22,221,451          $19,793,185          $168,820,635
                                                                ===========          ===========          ============
Investments in shares of The Trusts, at cost..............      $22,115,543          $17,714,060          $176,794,601
The Trusts shares held
 Class B..................................................        3,089,310            1,505,213            13,887,842

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                     EQ/DAVIS
                                                            EQ/COMMON STOCK      EQ/CORE BOND        NEW YORK
                                                                 INDEX*             INDEX*           VENTURE*
                                                            ---------------      ------------      -----------
ASSETS:
Investments in shares of The Trusts, at fair value........  $2,170,915,261       $127,025,290      $28,092,063
Receivable for The Trusts shares sold.....................              --             73,890               --
Receivable for policy-related transactions................         270,766                 --           42,905
                                                            --------------       ------------      -----------
  Total assets............................................   2,171,186,027        127,099,180       28,134,968
                                                            --------------       ------------      -----------
LIABILITIES:
Payable for The Trusts shares purchased...................         267,372                 --           42,905
Payable for policy-related transactions...................              --             73,890               --
                                                            --------------       ------------      -----------
  Total liabilities.......................................         267,372             73,890           42,905
                                                            --------------       ------------      -----------
NET ASSETS................................................  $2,170,918,655       $127,025,290      $28,092,063
                                                            ==============       ============      ===========
NET ASSETS:
Accumulation Units........................................   2,156,835,914        127,022,109       28,091,732
Contracts in payout (annuitization) period................      13,984,394                 --               --
Retained by AXA Equitable in Separate Account A...........          98,347              3,181              331
                                                            --------------       ------------      -----------
TOTAL NET ASSETS..........................................  $2,170,918,655       $127,025,290      $28,092,063
                                                            ==============       ============      ===========
Investments in shares of The Trusts, at cost..............  $2,411,466,558       $131,597,072      $23,105,389
The Trusts shares held
 Class A..................................................     128,802,172                 --               --
 Class B..................................................       6,308,203         13,063,908        2,885,482

                                                                EQ/EQUITY          EQ/EQUITY        EQ/FRANKLIN
                                                                500 INDEX*       GROWTH PLUS*      CORE BALANCED*
                                                              ------------       ------------      --------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $799,097,280       $371,772,948       $78,747,316
Receivable for The Trusts shares sold.....................              --                 --                --
Receivable for policy-related transactions................         692,674             24,397            32,882
                                                              ------------       ------------       -----------
  Total assets............................................     799,789,954        371,797,345        78,780,198
                                                              ------------       ------------       -----------
LIABILITIES:
Payable for The Trusts shares purchased...................         692,674             24,397            32,882
Payable for policy-related transactions...................              --                 --                --
                                                              ------------       ------------       -----------
  Total liabilities.......................................         692,674             24,397            32,882
                                                              ------------       ------------       -----------
NET ASSETS................................................    $799,097,280       $371,772,948       $78,747,316
                                                              ============       ============       ===========
NET ASSETS:
Accumulation Units........................................     795,511,115        371,770,697        78,731,124
Contracts in payout (annuitization) period................       3,503,843                 --                --
Retained by AXA Equitable in Separate Account A...........          82,322              2,251            16,192
                                                              ------------       ------------       -----------
TOTAL NET ASSETS..........................................    $799,097,280       $371,772,948       $78,747,316
                                                              ============       ============       ===========
Investments in shares of The Trusts, at cost..............    $776,866,750       $349,841,159       $74,407,594
The Trusts shares held
 Class A..................................................      32,253,643                 --                --
 Class B..................................................       4,193,938         24,877,058         9,190,100

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                             EQ/FRANKLIN                                    EQ/GAMCO
                                                               TEMPLETON        EQ/GAMCO MERGERS &       SMALL COMPANY
                                                              ALLOCATION*          ACQUISITIONS*             VALUE*
                                                              -----------       ------------------       -------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $48,732,199           $18,671,194          $341,922,230
Receivable for The Trusts shares sold.....................             --                    --                    --
Receivable for policy-related transactions................         26,672                95,543               282,115
                                                              -----------           -----------          ------------
  Total assets............................................     48,758,871            18,766,737           342,204,345
                                                              -----------           -----------          ------------
LIABILITIES:
Payable for The Trusts shares purchased...................         26,672                95,543               282,033
Payable for policy-related transactions...................             --                    --                    --
                                                              -----------           -----------          ------------
  Total liabilities.......................................         26,672                95,543               282,033
                                                              -----------           -----------          ------------
NET ASSETS................................................    $48,732,199           $18,671,194          $341,922,312
                                                              ===========           ===========          ============
NET ASSETS:
Accumulation Units........................................     48,725,237            18,663,668           341,922,312
Contracts in payout (annuitization) period................             --                    --                    --
Retained by AXA Equitable in Separate Account A...........          6,962                 7,526                    --
                                                              -----------           -----------          ------------
TOTAL NET ASSETS..........................................    $48,732,199           $18,671,194          $341,922,312
                                                              ===========           ===========          ============
Investments in shares of The Trusts, at cost..............    $44,785,525           $17,329,085          $249,027,674
The Trusts shares held
 Class A..................................................             --                    --                    --
 Class B..................................................      6,254,442             1,497,615             8,746,176

                                                                                       EQ/GLOBAL        EQ/INTERMEDIATE
                                                             EQ/GLOBAL BOND          MULTI-SECTOR          GOVERNMENT
                                                                  PLUS*                 EQUITY*           BOND INDEX*
                                                             --------------          ------------       ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $73,540,572           $448,407,838         $98,508,733
Receivable for The Trusts shares sold.....................          17,173                     --             109,910
Receivable for policy-related transactions................              --                114,506                  --
                                                               -----------           ------------         -----------
  Total assets............................................      73,557,745            448,522,344          98,618,643
                                                               -----------           ------------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................              --                114,506                  --
Payable for policy-related transactions...................          17,173                     --             109,565
                                                               -----------           ------------         -----------
  Total liabilities.......................................          17,173                114,506             109,565
                                                               -----------           ------------         -----------
NET ASSETS................................................     $73,540,572           $448,407,838         $98,509,078
                                                               ===========           ============         ===========
NET ASSETS:
Accumulation Units........................................      73,535,392            448,383,475          98,038,817
Contracts in payout (annuitization) period................              --                     --             470,261
Retained by AXA Equitable in Separate Account A...........           5,180                 24,363                  --
                                                               -----------           ------------         -----------
TOTAL NET ASSETS..........................................     $73,540,572           $448,407,838         $98,509,078
                                                               ===========           ============         ===========
Investments in shares of The Trusts, at cost..............     $72,552,251           $394,747,015         $99,492,906
The Trusts shares held
 Class A..................................................              --                     --           7,549,436
 Class B..................................................       7,389,742             35,952,464           2,436,560

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            EQ/INTERNATIONAL      EQ/INTERNATIONAL      EQ/JPMORGAN VALUE
                                                               CORE PLUS*              GROWTH*            OPPORTUNITIES*
                                                            ----------------      ----------------      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $148,586,946           $65,393,608           $49,156,623
Receivable for The Trusts shares sold.....................              --                    --                57,599
Receivable for policy-related transactions................         117,536                46,070                    --
                                                              ------------           -----------           -----------
  Total assets............................................     148,704,482            65,439,678            49,214,222
                                                              ------------           -----------           -----------
LIABILITIES:
Payable for The Trusts shares purchased...................         117,536                46,070                    --
Payable for policy-related transactions...................              --                    --                57,599
                                                              ------------           -----------           -----------
  Total liabilities.......................................         117,536                46,070                57,599
                                                              ------------           -----------           -----------
NET ASSETS................................................    $148,586,946           $65,393,608           $49,156,623
                                                              ============           ===========           ===========
NET ASSETS:
Accumulation Units........................................     148,586,040            65,388,036            49,132,231
Contracts in payout (annuitization) period................              --                    --                    --
Retained by AXA Equitable in Separate Account A...........             906                 5,572                24,392
                                                              ------------           -----------           -----------
TOTAL NET ASSETS..........................................    $148,586,946           $65,393,608           $49,156,623
                                                              ============           ===========           ===========
Investments in shares of The Trusts, at cost..............    $138,425,035           $53,769,209           $51,246,030
The Trusts shares held
 Advisor Class............................................              --                    --                    --
 Class B..................................................      15,450,026            10,061,269             5,018,472

                                                               EQ/LARGE CAP          EQ/LARGE CAP          EQ/LARGE CAP
                                                                CORE PLUS*          GROWTH INDEX*          GROWTH PLUS*
                                                               ------------         -------------          ------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $16,127,026          $123,039,339           $240,125,355
Receivable for The Trusts shares sold.....................           4,789                24,343                 30,642
Receivable for policy-related transactions................              --                    --                     --
                                                               -----------          ------------           ------------
  Total assets............................................      16,131,815           123,063,682            240,155,997
                                                               -----------          ------------           ------------
LIABILITIES:
Payable for The Trusts shares purchased...................              --                    --                     --
Payable for policy-related transactions...................           4,789                24,343                 30,642
                                                               -----------          ------------           ------------
  Total liabilities.......................................           4,789                24,343                 30,642
                                                               -----------          ------------           ------------
NET ASSETS................................................     $16,127,026          $123,039,339           $240,125,355
                                                               ===========          ============           ============
NET ASSETS:
Accumulation Units........................................      16,083,981           123,032,943            240,110,056
Contracts in payout (annuitization) period................              --                    --                     --
Retained by AXA Equitable in Separate Account A...........          43,045                 6,396                 15,299
                                                               -----------          ------------           ------------
TOTAL NET ASSETS..........................................     $16,127,026          $123,039,339           $240,125,355
                                                               ===========          ============           ============
Investments in shares of The Trusts, at cost..............     $15,858,736          $105,626,782           $204,141,900
The Trusts shares held
 Advisor Class............................................              --                    --                     --
 Class B..................................................       2,233,938            14,381,048             14,429,576

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            EQ/LARGE CAP     EQ/LARGE CAP       EQ/LORD ABBETT
                                                            VALUE INDEX*      VALUE PLUS*     GROWTH AND INCOME*
                                                            ------------     ------------     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $16,210,170      $818,631,392         $19,871,244
Receivable for The Trusts shares sold.....................           --            41,262                  --
Receivable for policy-related transactions................       11,059                --              14,613
                                                            -----------      ------------         -----------
  Total assets............................................   16,221,229       818,672,654          19,885,857
                                                            -----------      ------------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................       11,059                --              14,613
Payable for policy-related transactions...................           --            41,262                  --
                                                            -----------      ------------         -----------
  Total liabilities.......................................       11,059            41,262              14,613
                                                            -----------      ------------         -----------
NET ASSETS................................................  $16,210,170      $818,631,392         $19,871,244
                                                            ===========      ============         ===========
NET ASSETS:
Accumulation Units........................................   16,208,570       814,570,255          19,870,765
Contracts in payout (annuitization) period................           --         3,930,929                  --
Retained by AXA Equitable in Separate Account A...........        1,600           130,208                 479
                                                            -----------      ------------         -----------
TOTAL NET ASSETS..........................................  $16,210,170      $818,631,392         $19,871,244
                                                            ===========      ============         ===========
Investments in shares of The Trusts, at cost..............  $14,061,682      $992,472,543         $16,199,063
The Trusts shares held
 Class A..................................................           --        70,358,789                  --
 Class B..................................................    3,087,580        10,016,923           1,920,567

                                                             EQ/LORD ABBETT     EQ/MID CAP        EQ/MID CAP
                                                            LARGE CAP CORE*       INDEX*         VALUE PLUS*
                                                            ---------------    ------------     -------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $40,758,358      $331,995,503      $493,759,782
Receivable for The Trusts shares sold.....................         11,806                --                --
Receivable for policy-related transactions................             --            41,791            81,808
                                                              -----------      ------------      ------------
  Total assets............................................     40,770,164       332,037,294       493,841,590
                                                              -----------      ------------      ------------
LIABILITIES:
Payable for The Trusts shares purchased...................             --            41,791            81,808
Payable for policy-related transactions...................         11,806                --                --
                                                              -----------      ------------      ------------
  Total liabilities.......................................         11,806            41,791            81,808
                                                              -----------      ------------      ------------
NET ASSETS................................................    $40,758,358      $331,995,503      $493,759,782
                                                              ===========      ============      ============
NET ASSETS:
Accumulation Units........................................     40,755,478       331,992,096       493,735,613
Contracts in payout (annuitization) period................             --                --                --
Retained by AXA Equitable in Separate Account A...........          2,880             3,407            24,169
                                                              -----------      ------------      ------------
TOTAL NET ASSETS..........................................    $40,758,358      $331,995,503      $493,759,782
                                                              ===========      ============      ============
Investments in shares of The Trusts, at cost..............    $34,151,055      $316,785,688      $436,780,163
The Trusts shares held
 Class A..................................................             --                --                --
 Class B..................................................      3,367,970        39,962,613        49,584,586

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              EQ/MONEY          EQ/MONTAG &        EQ/MORGAN STANLEY
                                                               MARKET*        CALDWELL GROWTH*       MID CAP GROWTH*
                                                            ------------      ----------------     -----------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $113,984,352         $40,464,772           $166,176,396
Receivable for The Trusts shares sold.....................        95,461               8,640                     --
Receivable for policy-related transactions................            --                  --                132,156
                                                            ------------         -----------           ------------
  Total assets............................................   114,079,813          40,473,412            166,308,552
                                                            ------------         -----------           ------------
LIABILITIES:
Payable for The Trusts shares purchased...................            --                  --                132,156
Payable for policy-related transactions...................       174,167               8,640                     --
                                                            ------------         -----------           ------------
  Total liabilities.......................................       174,167               8,640                132,156
                                                            ------------         -----------           ------------
NET ASSETS................................................  $113,905,646         $40,464,772           $166,176,396
                                                            ============         ===========           ============
NET ASSETS:
Accumulation Units........................................   113,191,830          40,464,647            166,171,256
Contracts in payout (annuitization) period................       713,816                  --                     --
Retained by AXA Equitable in Separate Account A...........            --                 125                  5,140
                                                            ------------         -----------           ------------
TOTAL NET ASSETS..........................................  $113,905,646         $40,464,772           $166,176,396
                                                            ============         ===========           ============
Investments in shares of The Trusts, at cost..............  $113,999,374         $33,952,734           $129,935,897
The Trusts shares held
 Class A..................................................    76,449,145                  --                     --
 Class B..................................................    37,483,866           6,608,914              9,684,557

                                                                 EQ/MUTUAL       EQ/OPPENHEIMER       EQ/PIMCO ULTRA
                                                             LARGE CAP EQUITY*       GLOBAL*            SHORT BOND*
                                                            ------------------   --------------       --------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $30,621,672        $37,232,472         $146,027,132
Receivable for The Trusts shares sold.....................               --                 --               67,122
Receivable for policy-related transactions................           21,472             25,619                   --
                                                                -----------        -----------         ------------
  Total assets............................................       30,643,144         37,258,091          146,094,254
                                                                -----------        -----------         ------------
LIABILITIES:
Payable for The Trusts shares purchased...................           21,472             25,619                   --
Payable for policy-related transactions...................               --                 --               67,122
                                                                -----------        -----------         ------------
  Total liabilities.......................................           21,472             25,619               67,122
                                                                -----------        -----------         ------------
NET ASSETS................................................      $30,621,672        $37,232,472         $146,027,132
                                                                ===========        ===========         ============
NET ASSETS:
Accumulation Units........................................       30,619,509         37,232,243          146,021,070
Contracts in payout (annuitization) period................               --                 --                   --
Retained by AXA Equitable in Separate Account A...........            2,163                229                6,062
                                                                -----------        -----------         ------------
TOTAL NET ASSETS..........................................      $30,621,672        $37,232,472         $146,027,132
                                                                ===========        ===========         ============
Investments in shares of The Trusts, at cost..............      $28,357,265        $31,199,087         $145,469,819
The Trusts shares held
 Class A..................................................               --                 --               16,845
 Class B..................................................        3,477,582          3,526,471           14,649,777

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            EQ/QUALITY BOND    EQ/SMALL COMPANY    EQ/T. ROWE PRICE
                                                                 PLUS*              INDEX*           GROWTH STOCK*
                                                            ---------------    ----------------    ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........   $155,862,020        $194,684,520        $136,782,505
Receivable for The Trusts shares sold.....................         52,002                  --                  --
Receivable for policy-related transactions................             --             118,873             111,630
                                                             ------------        ------------        ------------
  Total assets............................................    155,914,022         194,803,393         136,894,135
                                                             ------------        ------------        ------------
LIABILITIES:
Payable for The Trusts shares purchased...................             --             118,873             111,630
Payable for policy-related transactions...................         52,002                  --                  --
                                                             ------------        ------------        ------------
  Total liabilities.......................................         52,002             118,873             111,630
                                                             ------------        ------------        ------------
NET ASSETS................................................   $155,862,020        $194,684,520        $136,782,505
                                                             ============        ============        ============
NET ASSETS:
Accumulation Units........................................    155,024,018         194,601,427         136,779,992
Contracts in payout (annuitization) period................        658,637                  --                  --
Retained by AXA Equitable in Separate Account A...........        179,365              83,093               2,513
                                                             ------------        ------------        ------------
TOTAL NET ASSETS..........................................   $155,862,020        $194,684,520        $136,782,505
                                                             ============        ============        ============
Investments in shares of The Trusts, at cost..............   $172,975,541        $163,773,754        $117,395,506
The Trusts shares held
 Class A..................................................     14,104,562                  --                  --
 Class B..................................................      4,145,855          18,505,157           6,649,423

                                                              EQ/TEMPLETON      EQ/UBS GROWTH &     EQ/VAN KAMPEN
                                                             GLOBAL EQUITY*         INCOME*           COMSTOCK*
                                                             --------------     ---------------     -------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $31,442,520        $22,949,341        $23,240,856
Receivable for The Trusts shares sold.....................              --             24,079             15,875
Receivable for policy-related transactions................           7,046                 --                 --
                                                               -----------        -----------        -----------
  Total assets............................................      31,449,566         22,973,420         23,256,731
                                                               -----------        -----------        -----------
LIABILITIES:
Payable for The Trusts shares purchased...................           7,046                 --                 --
Payable for policy-related transactions...................              --             24,079             15,875
                                                               -----------        -----------        -----------
  Total liabilities.......................................           7,046             24,079             15,875
                                                               -----------        -----------        -----------
NET ASSETS................................................     $31,442,520        $22,949,341        $23,240,856
                                                               ===========        ===========        ===========
NET ASSETS:
Accumulation Units........................................      31,436,046         22,948,571         23,239,282
Contracts in payout (annuitization) period................              --                 --                 --
Retained by AXA Equitable in Separate Account A...........           6,474                770              1,574
                                                               -----------        -----------        -----------
TOTAL NET ASSETS..........................................     $31,442,520        $22,949,341        $23,240,856
                                                               ===========        ===========        ===========
Investments in shares of The Trusts, at cost..............     $27,888,854        $19,581,437        $19,167,488
The Trusts shares held
 Class A..................................................              --                 --                 --
 Class B..................................................       3,639,912          3,855,210          2,432,224

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                             EQ/WELLS FARGO       FIDELITY(R) VIP       FIDELITY(R) VIP
                                                            ADVANTAGE OMEGA        CONTRAFUND(R)         EQUITY-INCOME
                                                                GROWTH*              PORTFOLIO             PORTFOLIO
                                                            ---------------      ----------------      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $73,856,602           $16,899,422             $192,305
Receivable for The Trusts shares sold.....................             --                    --                   --
Receivable for policy-related transactions................        103,084               102,914                  912
                                                              -----------           -----------             --------
  Total assets............................................     73,959,686            17,002,336              193,217
                                                              -----------           -----------             --------
LIABILITIES:
Payable for The Trusts shares purchased...................        103,084               102,697                  912
Payable for policy-related transactions...................             --                    --                   --
                                                              -----------           -----------             --------
  Total liabilities.......................................        103,084               102,697                  912
                                                              -----------           -----------             --------
NET ASSETS................................................    $73,856,602           $16,899,639             $192,305
                                                              ===========           ===========             ========
NET ASSETS:
Accumulation Units........................................     73,828,522            16,899,639              191,773
Contracts in payout (annuitization) period................             --                    --                   --
Retained by AXA Equitable in Separate Account A...........         28,080                    --                  532
                                                              -----------           -----------             --------
TOTAL NET ASSETS..........................................    $73,856,602           $16,899,639             $192,305
                                                              ===========           ===========             ========
Investments in shares of The Trusts, at cost..............    $60,423,919           $15,974,496             $176,744
The Trusts shares held
 Class B..................................................      7,187,551                    --                   --
 Series II................................................             --                    --                   --
 Service Class 2..........................................             --               719,430               10,256
 Service Shares...........................................             --                    --                   --

                                                              FIDELITY(R) VIP      GOLDMAN SACHS VIT       INVESCO V.I.
                                                                  MID CAP               MID CAP              FINANCIAL
                                                                 PORTFOLIO             VALUE FUND          SERVICES FUND
                                                             ----------------     ------------------      -------------
ASSETS:
Investments in shares of The Trusts, at fair value........       $1,569,444             $376,899              $31,738
Receivable for The Trusts shares sold.....................               --                   --                   --
Receivable for policy-related transactions................            5,589                3,362                  111
                                                                 ----------             --------              -------
  Total assets............................................        1,575,033              380,261               31,849
                                                                 ----------             --------              -------
LIABILITIES:
Payable for The Trusts shares purchased...................            5,589                3,362                  110
Payable for policy-related transactions...................               --                   --                   --
                                                                 ----------             --------              -------
  Total liabilities.......................................            5,589                3,362                  110
                                                                 ----------             --------              -------
NET ASSETS................................................       $1,569,444             $376,899              $31,739
                                                                 ==========             ========              =======
NET ASSETS:
Accumulation Units........................................        1,569,273              376,752               31,739
Contracts in payout (annuitization) period................               --                   --                   --
Retained by AXA Equitable in Separate Account A...........              171                  147                   --
                                                                 ----------             --------              -------
TOTAL NET ASSETS..........................................       $1,569,444             $376,899              $31,739
                                                                 ==========             ========              =======
Investments in shares of The Trusts, at cost..............       $1,442,930             $342,588              $29,190
The Trusts shares held
 Class B..................................................               --                   --                   --
 Series II................................................               --                   --                5,708
 Service Class 2..........................................           48,847                   --                   --
 Service Shares...........................................               --               26,693                   --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                               INVESCO V.I.         INVESCO V.I.      INVESCO V.I.
                                                            GLOBAL REAL ESTATE     INTERNATIONAL      MID CAP CORE
                                                                    FUND             GROWTH FUND        EQUITY FUND
                                                           -------------------    --------------     -------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $3,634,369           $1,263,668        $1,938,372
Receivable for The Trusts shares sold.....................              --                   --                --
Receivable for policy-related transactions................          14,371                7,497             6,234
                                                                ----------           ----------        ----------
  Total assets............................................       3,648,740            1,271,165         1,944,606
                                                                ----------           ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased...................          14,272                7,497             6,234
Payable for policy-related transactions...................              --                   --                --
                                                                ----------           ----------        ----------
  Total liabilities.......................................          14,272                7,497             6,234
                                                                ----------           ----------        ----------
NET ASSETS................................................      $3,634,468           $1,263,668        $1,938,372
                                                                ==========           ==========        ==========
NET ASSETS:
Accumulation Units........................................       3,634,468            1,263,620         1,938,286
Contracts in payout (annuitization) period................              --                   --                --
Retained by AXA Equitable in Separate Account A...........              --                   48                86
                                                                ----------           ----------        ----------
TOTAL NET ASSETS..........................................      $3,634,468           $1,263,668        $1,938,372
                                                                ==========           ==========        ==========
Investments in shares of The Trusts, at cost..............      $3,561,535           $1,189,041        $1,845,695
The Trusts shares held
 Common Shares............................................              --                   --                --
 Series II................................................         273,056               44,574           157,848

                                                               INVESCO V.I.
                                                                 SMALL CAP         IVY FUNDS VIP      IVY FUNDS VIP
                                                                EQUITY FUND            ENERGY          HIGH INCOME
                                                               ------------        -------------      -------------
ASSETS:
Investments in shares of The Trusts, at fair value........       $787,568            $3,759,504        $5,681,635
Receivable for The Trusts shares sold.....................            104                    --           177,733
Receivable for policy-related transactions................             --                95,750                --
                                                                 --------            ----------        ----------
  Total assets............................................        787,672             3,855,254         5,859,368
                                                                 --------            ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased...................             --                95,635                --
Payable for policy-related transactions...................             73                    --           177,664
                                                                 --------            ----------        ----------
  Total liabilities.......................................             73                95,635           177,664
                                                                 --------            ----------        ----------
NET ASSETS................................................       $787,599            $3,759,619        $5,681,704
                                                                 ========            ==========        ==========
NET ASSETS:
Accumulation Units........................................        787,599             3,759,619         5,681,704
Contracts in payout (annuitization) period................             --                    --                --
Retained by AXA Equitable in Separate Account A...........             --                    --                --
                                                                 --------            ----------        ----------
TOTAL NET ASSETS..........................................       $787,599            $3,759,619        $5,681,704
                                                                 ========            ==========        ==========
Investments in shares of The Trusts, at cost..............       $729,623            $3,483,915        $5,606,671
The Trusts shares held
 Common Shares............................................             --               587,909         1,627,602
 Series II................................................         48,406                    --                --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                            IVY FUNDS VIP      LAZARD RETIREMENT           MFS(R)
                                                              SMALL CAP         EMERGING MARKETS       INTERNATIONAL
                                                               GROWTH           EQUITY PORTFOLIO      VALUE PORTFOLIO
                                                            -------------      -----------------      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $267,671            $16,397,412            $6,102,087
Receivable for The Trusts shares sold.....................          --                     --                    --
Receivable for policy-related transactions................       2,174                141,697                38,081
                                                              --------            -----------            ----------
  Total assets............................................     269,845             16,539,109             6,140,168
                                                              --------            -----------            ----------
LIABILITIES:
Payable for The Trusts shares purchased...................       2,174                141,365                38,081
Payable for policy-related transactions...................          --                     --                    --
                                                              --------            -----------            ----------
  Total liabilities.......................................       2,174                141,365                38,081
                                                              --------            -----------            ----------
NET ASSETS................................................    $267,671            $16,397,744            $6,102,087
                                                              ========            ===========            ==========
NET ASSETS:
Accumulation Units........................................     267,607             16,397,744             6,101,502
Contracts in payout (annuitization) period................          --                     --                    --
Retained by AXA Equitable in Separate Account A...........          64                     --                   585
                                                              --------            -----------            ----------
TOTAL NET ASSETS..........................................    $267,671            $16,397,744            $6,102,087
                                                              ========            ===========            ==========
Investments in shares of The Trusts, at cost..............    $228,482            $16,133,959            $5,887,256
The Trusts shares held
 Common Shares............................................      25,419                     --                    --
 Service Class............................................          --                     --               395,469
 Service Shares...........................................          --                702,847                    --

                                                                                                          MFS(R)
                                                              MFS(R) INVESTORS    MFS(R) INVESTORS      TECHNOLOGY
                                                            GROWTH STOCK SERIES     TRUST SERIES        PORTFOLIO
                                                            -------------------   ----------------     -----------
ASSETS:
Investments in shares of The Trusts, at fair value........        $313,710           $1,748,014        $1,973,424
Receivable for The Trusts shares sold.....................              --                   --                --
Receivable for policy-related transactions................           1,381                7,264            22,552
                                                                  --------           ----------        ----------
  Total assets............................................         315,091            1,755,278         1,995,976
                                                                  --------           ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased...................           1,370                7,264            22,552
Payable for policy-related transactions...................              --                   --                --
                                                                  --------           ----------        ----------
  Total liabilities.......................................           1,370                7,264            22,552
                                                                  --------           ----------        ----------
NET ASSETS................................................        $313,721           $1,748,014        $1,973,424
                                                                  ========           ==========        ==========
NET ASSETS:
Accumulation Units........................................         313,721            1,748,014         1,973,263
Contracts in payout (annuitization) period................              --                   --
Retained by AXA Equitable in Separate Account A...........              --                   --               161
                                                                  --------           ----------        ----------
TOTAL NET ASSETS..........................................        $313,721           $1,748,014        $1,973,424
                                                                  ========           ==========        ==========
Investments in shares of The Trusts, at cost..............        $301,013           $1,638,085        $1,929,654
The Trusts shares held
 Common Shares............................................              --                   --                --
 Service Class............................................          29,155               87,620           296,310
 Service Shares...........................................              --                   --                --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                            MFS(R) UTILITIES         MULTIMANAGER          MULTIMANAGER
                                                                 SERIES           AGGRESSIVE EQUITY*        CORE BOND*
                                                            ----------------      ------------------       -------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $2,067,818            $626,784,994          $111,740,450
Receivable for The Trusts shares sold.....................             --                      --                    --
Receivable for policy-related transactions................         36,166                  97,670                12,325
                                                               ----------            ------------          ------------
  Total assets............................................      2,103,984             626,882,664           111,752,775
                                                               ----------            ------------          ------------
LIABILITIES:
Payable for The Trusts shares purchased...................         36,166                  32,987                12,325
Payable for policy-related transactions...................             --                      --                    --
                                                               ----------            ------------          ------------
  Total liabilities.......................................         36,166                  32,987                12,325
                                                               ----------            ------------          ------------
NET ASSETS................................................     $2,067,818            $626,849,677          $111,740,450
                                                               ==========            ============          ============
NET ASSETS:
Accumulation Units........................................      2,067,634             625,330,594           111,731,330
Contracts in payout (annuitization) period................             --               1,123,994                    --
Retained by AXA Equitable in Separate Account A...........            184                 395,089                 9,120
                                                               ----------            ------------          ------------
TOTAL NET ASSETS..........................................     $2,067,818            $626,849,677          $111,740,450
                                                               ==========            ============          ============
Investments in shares of The Trusts, at cost..............     $2,007,514            $680,931,358          $110,711,598
The Trusts shares held
 Class A..................................................             --              21,957,334                    --
 Class B..................................................             --               1,018,875            10,642,593
 Service Class............................................         82,878                      --                    --

                                                              MULTIMANAGER            MULTIMANAGER
                                                             INTERNATIONAL              LARGE CAP            MULTIMANAGER
                                                                EQUITY*               CORE EQUITY*         LARGE CAP VALUE*
                                                             -------------            ------------         ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $73,087,307             $15,030,613            $57,460,903
Receivable for The Trusts shares sold.....................        132,653                   7,623                     --
Receivable for policy-related transactions................             --                      --                 21,861
                                                              -----------             -----------            -----------
  Total assets............................................     73,219,960              15,038,236             57,482,764
                                                              -----------             -----------            -----------
LIABILITIES:
Payable for The Trusts shares purchased...................             --                      --                 21,861
Payable for policy-related transactions...................        132,653                   7,623                     --
                                                              -----------             -----------            -----------
  Total liabilities.......................................        132,653                   7,623                 21,861
                                                              -----------             -----------            -----------
NET ASSETS................................................    $73,087,307             $15,030,613            $57,460,903
                                                              ===========             ===========            ===========
NET ASSETS:
Accumulation Units........................................     73,080,827              15,023,378             57,445,459
Contracts in payout (annuitization) period................             --                      --                     --
Retained by AXA Equitable in Separate Account A...........          6,480                   7,235                 15,444
                                                              -----------             -----------            -----------
TOTAL NET ASSETS..........................................    $73,087,307             $15,030,613            $57,460,903
                                                              ===========             ===========            ===========
Investments in shares of The Trusts, at cost..............    $75,776,040             $14,901,963            $53,952,999
The Trusts shares held
 Class A..................................................             --                      --                     --
 Class B..................................................      6,634,407               1,477,711              5,873,309
 Service Class............................................             --                      --                     --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                              MULTIMANAGER       MULTIMANAGER         MULTIMANAGER
                                                            MID CAP GROWTH*     MID CAP VALUE*     MULTI-SECTOR BOND*
                                                            ---------------     --------------     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........    $76,175,310         $74,136,826         $122,628,964
Receivable for The Trusts shares sold.....................             --                  --               35,381
Receivable for policy-related transactions................         36,122              50,109                   --
                                                              -----------         -----------         ------------
  Total assets............................................     76,211,432          74,186,935          122,664,345
                                                              -----------         -----------         ------------
LIABILITIES:
Payable for The Trusts shares purchased...................         36,122              50,109                   --
Payable for policy-related transactions...................             --                  --               35,381
                                                              -----------         -----------         ------------
  Total liabilities.......................................         36,122              50,109               35,381
                                                              -----------         -----------         ------------
NET ASSETS................................................    $76,175,310         $74,136,826         $122,628,964
                                                              ===========         ===========         ============
NET ASSETS:
Accumulation Units........................................     76,164,756          74,121,559          122,122,932
Contracts in payout (annuitization) period................             --                  --              452,209
Retained by AXA Equitable in Separate Account A...........         10,554              15,267               53,823
                                                              -----------         -----------         ------------
TOTAL NET ASSETS..........................................    $76,175,310         $74,136,826         $122,628,964
                                                              ===========         ===========         ============
Investments in shares of The Trusts, at cost..............    $65,335,702         $60,084,642         $149,010,324
The Trusts shares held
 Class A..................................................             --                  --           23,822,031
 Class B..................................................      8,474,918           7,510,299            7,782,639



                                                                MULTIMANAGER       MULTIMANAGER       MULTIMANAGER
                                                             SMALL CAP GROWTH*   SMALL CAP VALUE*      TECHNOLOGY*
                                                             -----------------   ----------------     ------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $53,029,343        $134,635,092       $126,391,816
Receivable for The Trusts shares sold.....................               --              20,163                 --
Receivable for policy-related transactions................          257,261                  --            122,847
                                                                -----------        ------------       ------------
  Total assets............................................       53,286,604         134,655,255        126,514,663
                                                                -----------        ------------       ------------
LIABILITIES:
Payable for The Trusts shares purchased...................          257,261                  --            122,847
Payable for policy-related transactions...................               --              20,163                 --
                                                                -----------        ------------       ------------
  Total liabilities.......................................          257,261              20,163            122,847
                                                                -----------        ------------       ------------
NET ASSETS................................................      $53,029,343        $134,635,092       $126,391,816
                                                                ===========        ============       ============
NET ASSETS:
Accumulation Units........................................       52,763,893         134,604,669        126,366,314
Contracts in payout (annuitization) period................               --                  --                 --
Retained by AXA Equitable in Separate Account A...........          265,450              30,423             25,502
                                                                -----------        ------------       ------------
TOTAL NET ASSETS..........................................      $53,029,343        $134,635,092       $126,391,816
                                                                ===========        ============       ============
Investments in shares of The Trusts, at cost..............      $41,138,319        $124,834,556       $ 96,917,524
The Trusts shares held
 Class A..................................................               --                  --                 --
 Class B..................................................        6,007,189          12,472,318          9,867,584

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                         PIMCO VARIABLE
                                                                                         INSURANCE TRUST
                                                                  OPPENHEIMER        COMMODITYREALRETURN(R)   TARGET 2015
                                                            MAIN STREET FUND(R)/VA     STRATEGY PORTFOLIO     ALLOCATION*
                                                            ----------------------   ----------------------   ------------
ASSETS:
Investments in shares of The Trusts, at fair value........          $52,431                 $561,276          $20,504,530
Receivable for The Trusts shares sold.....................               --                       --               35,733
Receivable for policy-related transactions................              144                    1,588                   --
                                                                    -------                 --------          -----------
  Total assets............................................           52,575                  562,864           20,540,263
                                                                    -------                 --------          -----------
LIABILITIES:
Payable for The Trusts shares purchased...................              139                    1,587                   --
Payable for policy-related transactions...................               --                       --               35,733
                                                                    -------                 --------          -----------
  Total liabilities.......................................              139                    1,587               35,733
                                                                    -------                 --------          -----------
NET ASSETS................................................          $52,436                 $561,277          $20,504,530
                                                                    =======                 ========          ===========
NET ASSETS:
Accumulation Units........................................           52,436                  561,277           20,501,076
Contracts in payout (annuitization) period................               --                       --                   --
Retained by AXA Equitable in Separate Account A...........               --                       --                3,454
                                                                    -------                 --------          -----------
TOTAL NET ASSETS..........................................          $52,436                 $561,277          $20,504,530
                                                                    =======                 ========          ===========
Investments in shares of The Trusts, at cost..............          $48,084                 $528,855          $18,440,638
The Trusts shares held
 Advisor Class............................................               --                   61,951                   --
 Class B..................................................               --                       --            2,272,043
 Service Class............................................            2,532                       --                   --

                                                                  TARGET 2025             TARGET 2035          TARGET 2045
                                                                  ALLOCATION*             ALLOCATION*          ALLOCATION*
                                                                  -----------             -----------         ------------
ASSETS:
Investments in shares of The Trusts, at fair value........        $27,185,342             $21,520,565         $14,276,818
Receivable for The Trusts shares sold.....................                 --                      --                  --
Receivable for policy-related transactions................             17,950                  10,927               6,387
                                                                  -----------             -----------         -----------
  Total assets............................................         27,203,292              21,531,492          14,283,205
                                                                  -----------             -----------         -----------
LIABILITIES:
Payable for The Trusts shares purchased...................             17,950                  10,927               6,387
Payable for policy-related transactions...................                 --                      --                  --
                                                                  -----------             -----------         -----------
  Total liabilities.......................................             17,950                  10,927               6,387
                                                                  -----------             -----------         -----------
NET ASSETS................................................        $27,185,342             $21,520,565         $14,276,818
                                                                  ===========             ===========         ===========
NET ASSETS:
Accumulation Units........................................         27,183,845              21,513,199          14,275,756
Contracts in payout (annuitization) period................                 --                      --                  --
Retained by AXA Equitable in Separate Account A...........              1,497                   7,366               1,062
                                                                  -----------             -----------         -----------
TOTAL NET ASSETS..........................................        $27,185,342             $21,520,565         $14,276,818
                                                                  ===========             ===========         ===========
Investments in shares of The Trusts, at cost..............        $24,249,028             $19,023,218         $12,143,161
The Trusts shares held
 Advisor Class............................................                 --                      --                  --
 Class B..................................................          3,048,406               2,428,739           1,680,238
 Service Class............................................                 --                      --                  --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                 TEMPLETON
                                                                GLOBAL BOND
                                                              SECURITIES FUND
                                                              ---------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $2,034,650
Receivable for The Trusts shares sold.....................              --
Receivable for policy-related transactions................          10,256
                                                                ----------
  Total assets............................................       2,044,906
                                                                ----------
LIABILITIES:
Payable for The Trusts shares purchased...................          10,256
Payable for policy-related transactions...................              --
                                                                ----------
  Total liabilities.......................................          10,256
                                                                ----------
NET ASSETS................................................      $2,034,650
                                                                ==========
NET ASSETS:
Accumulation Units........................................       2,034,571
Contracts in payout (annuitization) period................              --
Retained by AXA Equitable in Separate Account A...........              79
                                                                ----------
TOTAL NET ASSETS..........................................      $2,034,650
                                                                ==========
Investments in shares of The Trusts, at cost..............      $1,990,872
The Trusts shares held
 Class 2..................................................         104,395

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

  The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                               UNITS
                                              CONTRACT                                      OUTSTANDING
                                              CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                            ------------   --------------   ------------   ------------
ALL ASSET ALLOCATION.....................        0.00%            B           $120.60            --
ALL ASSET ALLOCATION.....................        0.25%            B           $120.21            --
ALL ASSET ALLOCATION.....................        0.50%            B           $119.82            --
ALL ASSET ALLOCATION.....................        0.70%            B           $119.50            --
ALL ASSET ALLOCATION.....................        0.80%            B           $119.35            --
ALL ASSET ALLOCATION.....................        0.90%            B           $119.19             2
ALL ASSET ALLOCATION.....................        0.95%            B           $119.11             5
ALL ASSET ALLOCATION.....................        1.00%            B           $119.03             2
ALL ASSET ALLOCATION.....................        1.10%            B           $118.88             3
ALL ASSET ALLOCATION.....................        1.20%            B           $118.72            18
ALL ASSET ALLOCATION.....................        1.25%            B           $118.64             3
ALL ASSET ALLOCATION.....................        1.34%            B           $118.50            68
ALL ASSET ALLOCATION.....................        1.45%            B           $118.33            --

AMERICAN CENTURY VP MID CAP VALUE........        0.00%        Class II        $106.72            --
AMERICAN CENTURY VP MID CAP VALUE........        0.25%        Class II        $106.54            --
AMERICAN CENTURY VP MID CAP VALUE........        0.50%        Class II        $106.35            --
AMERICAN CENTURY VP MID CAP VALUE........        0.70%        Class II        $106.20            --
AMERICAN CENTURY VP MID CAP VALUE........        0.80%        Class II        $106.13            --
AMERICAN CENTURY VP MID CAP VALUE........        0.90%        Class II        $106.06            --
AMERICAN CENTURY VP MID CAP VALUE........        1.00%        Class II        $105.98            --
AMERICAN CENTURY VP MID CAP VALUE........        1.10%        Class II        $105.91            --
AMERICAN CENTURY VP MID CAP VALUE........        1.20%        Class II        $105.83             4

AXA AGGRESSIVE ALLOCATION................        0.00%            B           $144.93            --
AXA AGGRESSIVE ALLOCATION................        0.25%            B           $142.32            --
AXA AGGRESSIVE ALLOCATION................        0.50%            B           $139.76             2
AXA AGGRESSIVE ALLOCATION................        0.70%            B           $137.73             5
AXA AGGRESSIVE ALLOCATION................        0.80%            B           $167.32            --
AXA AGGRESSIVE ALLOCATION................        0.90%            B           $135.74           120
AXA AGGRESSIVE ALLOCATION................        0.95%            B           $135.24           138
AXA AGGRESSIVE ALLOCATION................        1.00%            B           $134.75            --
AXA AGGRESSIVE ALLOCATION................        1.10%            B           $133.76            91
AXA AGGRESSIVE ALLOCATION................        1.20%            B           $132.78           367
AXA AGGRESSIVE ALLOCATION................        1.25%            B           $ 81.84            56
AXA AGGRESSIVE ALLOCATION................        1.30%            B           $ 92.22            28
AXA AGGRESSIVE ALLOCATION................        1.34%            B           $131.43         1,916
AXA AGGRESSIVE ALLOCATION................        1.35%            B           $131.33             7
AXA AGGRESSIVE ALLOCATION................        1.45%            B           $130.37             1

AXA BALANCED STRATEGY....................        1.10%            A           $112.01             1
AXA BALANCED STRATEGY....................        1.25%            A           $111.79             2
AXA BALANCED STRATEGY....................        1.25%            B           $120.03            37
AXA BALANCED STRATEGY....................        1.30%            B           $119.94           139

AXA CONSERVATIVE ALLOCATION..............        0.00%            B           $131.35            --
AXA CONSERVATIVE ALLOCATION..............        0.25%            B           $128.98            --
AXA CONSERVATIVE ALLOCATION..............        0.50%            B           $126.66            --
AXA CONSERVATIVE ALLOCATION..............        0.70%            B           $124.82             1
AXA CONSERVATIVE ALLOCATION..............        0.80%            B           $121.58            --
AXA CONSERVATIVE ALLOCATION..............        0.90%            B           $123.01            24

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
AXA CONSERVATIVE ALLOCATION.............        0.95%            B           $122.57             85
AXA CONSERVATIVE ALLOCATION.............        1.00%            B           $122.12             --
AXA CONSERVATIVE ALLOCATION.............        1.10%            B           $121.23             31
AXA CONSERVATIVE ALLOCATION.............        1.20%            B           $120.34            165
AXA CONSERVATIVE ALLOCATION.............        1.25%            B           $103.79            132
AXA CONSERVATIVE ALLOCATION.............        1.30%            B           $106.89             16
AXA CONSERVATIVE ALLOCATION.............        1.34%            B           $119.11            424
AXA CONSERVATIVE ALLOCATION.............        1.35%            B           $119.02             --
AXA CONSERVATIVE ALLOCATION.............        1.45%            B           $118.15             --

AXA CONSERVATIVE GROWTH STRATEGY........        1.25%            B           $117.76             11
AXA CONSERVATIVE GROWTH STRATEGY........        1.30%            B           $117.67             20

AXA CONSERVATIVE STRATEGY...............        1.25%            B           $111.72              3
AXA CONSERVATIVE STRATEGY...............        1.30%            B           $111.64             10

AXA CONSERVATIVE-PLUS ALLOCATION........        0.00%            B           $134.11             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.25%            B           $131.70             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.50%            B           $129.33             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.70%            B           $127.45              2
AXA CONSERVATIVE-PLUS ALLOCATION........        0.80%            B           $133.38             --
AXA CONSERVATIVE-PLUS ALLOCATION........        0.90%            B           $125.60             50
AXA CONSERVATIVE-PLUS ALLOCATION........        0.95%            B           $125.14             55
AXA CONSERVATIVE-PLUS ALLOCATION........        1.00%            B           $124.69             --
AXA CONSERVATIVE-PLUS ALLOCATION........        1.10%            B           $123.78             37
AXA CONSERVATIVE-PLUS ALLOCATION........        1.20%            B           $122.87            238
AXA CONSERVATIVE-PLUS ALLOCATION........        1.25%            B           $ 97.68             83
AXA CONSERVATIVE-PLUS ALLOCATION........        1.30%            B           $103.02             25
AXA CONSERVATIVE-PLUS ALLOCATION........        1.34%            B           $121.62            753
AXA CONSERVATIVE-PLUS ALLOCATION........        1.35%            B           $121.53              1
AXA CONSERVATIVE-PLUS ALLOCATION........        1.45%            B           $120.64             --

AXA GROWTH STRATEGY.....................        1.10%            A           $114.92              7
AXA GROWTH STRATEGY.....................        1.25%            A           $114.69              6

AXA MODERATE ALLOCATION.................        0.25%            A           $132.27             --
AXA MODERATE ALLOCATION.................        0.50%            A           $105.37             --
AXA MODERATE ALLOCATION.................        0.70%            A           $169.97             11
AXA MODERATE ALLOCATION.................        0.90%            A           $202.78            166
AXA MODERATE ALLOCATION.................        1.00%            A           $212.02             --
AXA MODERATE ALLOCATION.................        1.20%            A           $179.37             73
AXA MODERATE ALLOCATION.................        1.35%            A           $210.76          1,284
AXA MODERATE ALLOCATION.................        1.35%            A           $212.10             37
AXA MODERATE ALLOCATION.................        1.45%            A           $135.24              4
AXA MODERATE ALLOCATION.................        1.75%            A           $ 63.45         16,700
AXA MODERATE ALLOCATION.................        0.25%            B           $125.10             --
AXA MODERATE ALLOCATION.................        0.50%            B           $121.93              5
AXA MODERATE ALLOCATION.................        0.70%            B           $130.91             18
AXA MODERATE ALLOCATION.................        0.80%            B           $139.68             --
AXA MODERATE ALLOCATION.................        0.90%            B           $127.21             15
AXA MODERATE ALLOCATION.................        0.90%            B           $142.39             33
AXA MODERATE ALLOCATION.................        0.95%            B           $127.22            302
AXA MODERATE ALLOCATION.................        1.00%            B           $140.51              1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                          UNITS
                                         CONTRACT                                      OUTSTANDING
                                         CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                       ------------   --------------   ------------   ------------
AXA MODERATE ALLOCATION.............        1.10%            B           $125.05            167
AXA MODERATE ALLOCATION.............        1.20%            B           $135.28            994
AXA MODERATE ALLOCATION.............        1.25%            B           $ 92.96            249
AXA MODERATE ALLOCATION.............        1.30%            B           $100.87            139

AXA MODERATE-PLUS ALLOCATION........        0.00%            B           $145.92             --
AXA MODERATE-PLUS ALLOCATION........        0.25%            B           $143.29             --
AXA MODERATE-PLUS ALLOCATION........        0.50%            B           $140.71              5
AXA MODERATE-PLUS ALLOCATION........        0.70%            B           $138.67              8
AXA MODERATE-PLUS ALLOCATION........        0.80%            B           $152.94             --
AXA MODERATE-PLUS ALLOCATION........        0.90%            B           $136.66            246
AXA MODERATE-PLUS ALLOCATION........        0.95%            B           $136.16            418
AXA MODERATE-PLUS ALLOCATION........        1.00%            B           $135.67              1
AXA MODERATE-PLUS ALLOCATION........        1.10%            B           $134.67            189
AXA MODERATE-PLUS ALLOCATION........        1.20%            B           $133.69            867
AXA MODERATE-PLUS ALLOCATION........        1.25%            B           $ 88.37            156
AXA MODERATE-PLUS ALLOCATION........        1.30%            B           $ 97.20            167
AXA MODERATE-PLUS ALLOCATION........        1.34%            B           $132.32          4,210
AXA MODERATE-PLUS ALLOCATION........        1.35%            B           $132.22              8
AXA MODERATE-PLUS ALLOCATION........        1.45%            B           $131.26              2

AXA TACTICAL MANAGER 2000...........        0.00%            B           $105.76             --
AXA TACTICAL MANAGER 2000...........        0.25%            B           $105.58             --
AXA TACTICAL MANAGER 2000...........        0.25%            B           $124.22             --
AXA TACTICAL MANAGER 2000...........        0.50%            B           $105.39             --
AXA TACTICAL MANAGER 2000...........        0.50%            B           $124.12             --
AXA TACTICAL MANAGER 2000...........        0.70%            B           $105.25             --
AXA TACTICAL MANAGER 2000...........        0.70%            B           $124.04             --
AXA TACTICAL MANAGER 2000...........        0.80%            B           $105.17             --
AXA TACTICAL MANAGER 2000...........        0.90%            B           $105.10             --
AXA TACTICAL MANAGER 2000...........        0.90%            B           $123.95             --
AXA TACTICAL MANAGER 2000...........        0.95%            B           $123.93             --
AXA TACTICAL MANAGER 2000...........        1.00%            B           $105.03             --
AXA TACTICAL MANAGER 2000...........        1.10%            B           $104.95             --
AXA TACTICAL MANAGER 2000...........        1.20%            B           $104.88              2
AXA TACTICAL MANAGER 2000...........        1.20%            B           $123.83             --
AXA TACTICAL MANAGER 2000...........        1.25%            B           $123.81             --
AXA TACTICAL MANAGER 2000...........        1.34%            B           $123.77              1

AXA TACTICAL MANAGER 400............        0.00%            B           $106.93             --
AXA TACTICAL MANAGER 400............        0.25%            B           $106.74             --
AXA TACTICAL MANAGER 400............        0.25%            B           $120.16             --
AXA TACTICAL MANAGER 400............        0.50%            B           $106.56             --
AXA TACTICAL MANAGER 400............        0.50%            B           $120.06             --
AXA TACTICAL MANAGER 400............        0.70%            B           $106.41             --
AXA TACTICAL MANAGER 400............        0.70%            B           $119.98             --
AXA TACTICAL MANAGER 400............        0.80%            B           $106.33             --
AXA TACTICAL MANAGER 400............        0.90%            B           $106.26             --
AXA TACTICAL MANAGER 400............        0.90%            B           $119.90             --
AXA TACTICAL MANAGER 400............        0.95%            B           $119.88             --
AXA TACTICAL MANAGER 400............        1.00%            B           $106.18             --
AXA TACTICAL MANAGER 400............        1.10%            B           $106.11             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                UNITS
                                               CONTRACT                                      OUTSTANDING
                                               CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                             ------------   --------------   ------------   ------------
AXA TACTICAL MANAGER 400..................        1.20%            B           $106.03            5
AXA TACTICAL MANAGER 400..................        1.20%            B           $119.78           --
AXA TACTICAL MANAGER 400..................        1.25%            B           $119.76           --
AXA TACTICAL MANAGER 400..................        1.34%            B           $119.72            3

AXA TACTICAL MANAGER 500..................        0.00%            B           $104.00           --
AXA TACTICAL MANAGER 500..................        0.25%            B           $103.82           --
AXA TACTICAL MANAGER 500..................        0.25%            B           $115.75           --
AXA TACTICAL MANAGER 500..................        0.50%            B           $103.64           --
AXA TACTICAL MANAGER 500..................        0.50%            B           $115.65           --
AXA TACTICAL MANAGER 500..................        0.70%            B           $103.49           --
AXA TACTICAL MANAGER 500..................        0.70%            B           $115.58           --
AXA TACTICAL MANAGER 500..................        0.80%            B           $103.42           --
AXA TACTICAL MANAGER 500..................        0.90%            B           $103.35           --
AXA TACTICAL MANAGER 500..................        0.90%            B           $115.50           --
AXA TACTICAL MANAGER 500..................        0.95%            B           $115.48           --
AXA TACTICAL MANAGER 500..................        1.00%            B           $103.28           --
AXA TACTICAL MANAGER 500..................        1.10%            B           $103.20           --
AXA TACTICAL MANAGER 500..................        1.20%            B           $103.13            7
AXA TACTICAL MANAGER 500..................        1.20%            B           $115.38           --
AXA TACTICAL MANAGER 500..................        1.25%            B           $115.37           --
AXA TACTICAL MANAGER 500..................        1.34%            B           $115.33            3

AXA TACTICAL MANAGER INTERNATIONAL........        0.00%            B           $105.04           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.25%            B           $104.86           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.25%            B           $111.90           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.50%            B           $104.68           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.50%            B           $111.81           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.70%            B           $104.53           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.70%            B           $111.74           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.70%            B           $111.74           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.80%            B           $104.46           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $104.38           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $104.38           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $111.66           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.90%            B           $111.66           --
AXA TACTICAL MANAGER INTERNATIONAL........        0.95%            B           $111.65           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.00%            B           $104.31           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.10%            B           $104.24           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.10%            B           $104.24           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $104.17            3
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $104.17           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $111.55           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.20%            B           $111.55           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.25%            B           $111.53           --
AXA TACTICAL MANAGER INTERNATIONAL........        1.34%            B           $111.50            2
AXA TACTICAL MANAGER INTERNATIONAL........        1.34%            B           $111.50           --

EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.25%            A           $141.13           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.50%            A           $ 77.24           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.70%            A           $121.12           12
EQ/ALLIANCEBERNSTEIN INTERNATIONAL........        0.90%            A           $129.53           47

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.00%            A           $132.37             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.20%            A           $113.54             32
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.34%            A           $126.00          3,352
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.35%            A           $125.80             39
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.45%            A           $ 98.22              3
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.25%            B           $103.93             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.50%            B           $101.30              2
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.70%            B           $104.17             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.80%            B           $169.94             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.90%            B           $105.51             12
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        0.95%            B           $101.23            182
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.00%            B           $154.01             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.10%            B           $ 99.51             25
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.20%            B           $ 98.13            331
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.25%            B           $ 61.16             48
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        1.30%            B           $ 73.95             14

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.25%            A           $193.01             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.50%            A           $120.02             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.70%            A           $176.42              3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.90%            A           $220.99             13
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.00%            A           $217.96             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.20%            A           $212.01             11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.34%            A           $207.94          1,291
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.35%            A           $207.65             11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.45%            A           $150.43              2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.25%            B           $118.09             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.50%            B           $115.09             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.70%            B           $189.99             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.80%            B           $209.72             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.90%            B           $156.68              4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        0.95%            B           $184.64             82
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.00%            B           $200.32             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.10%            B           $181.49              5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.20%            B           $150.51            168
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.25%            B           $ 95.65             15
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        1.30%            B           $114.91              6

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.00%            B           $105.37             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.25%            B           $104.23             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.50%            B           $103.11             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.70%            B           $102.22             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.80%            B           $210.78             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.90%            B           $101.33              3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        0.95%            B           $101.11              7
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.00%            B           $100.89             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.10%            B           $100.45              3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.20%            B           $100.02             17
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.25%            B           $ 83.55              5
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.30%            B           $ 95.04              1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.34%            B           $ 99.41            120
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........        1.35%            B           $ 99.36             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                  UNITS
                                                 CONTRACT                                      OUTSTANDING
                                                 CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                               ------------   --------------   ------------   ------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........        1.45%            B          $ 98.93              --

EQ/BLACKROCK BASIC VALUE EQUITY.............        0.25%            B          $148.44              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.50%            B          $144.66              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.70%            B          $180.26               6
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.80%            B          $169.09              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.90%            B          $171.74               4
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.90%            B          $175.79              40
EQ/BLACKROCK BASIC VALUE EQUITY.............        0.95%            B          $145.94             130
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.00%            B          $173.59              --
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.10%            B          $171.41              23
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.20%            B          $167.98             300
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.20%            B          $169.26              30
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.25%            B          $ 81.95              98
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.30%            B          $ 92.93               7
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.34%            B          $215.34           1,394
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.35%            B          $166.08               8
EQ/BLACKROCK BASIC VALUE EQUITY.............        1.45%            B          $162.76               1

EQ/BLACKROCK INTERNATIONAL VALUE............        0.25%            B          $116.03              --
EQ/BLACKROCK INTERNATIONAL VALUE............        0.50%            B          $113.07              --
EQ/BLACKROCK INTERNATIONAL VALUE............        0.70%            B          $137.38              28
EQ/BLACKROCK INTERNATIONAL VALUE............        0.80%            B          $172.32              --
EQ/BLACKROCK INTERNATIONAL VALUE............        0.90%            B          $134.27              49
EQ/BLACKROCK INTERNATIONAL VALUE............        0.95%            B          $133.50             119
EQ/BLACKROCK INTERNATIONAL VALUE............        1.00%            B          $132.74              --
EQ/BLACKROCK INTERNATIONAL VALUE............        1.10%            B          $131.22              13
EQ/BLACKROCK INTERNATIONAL VALUE............        1.20%            B          $129.72             164
EQ/BLACKROCK INTERNATIONAL VALUE............        1.25%            B          $ 74.65              30
EQ/BLACKROCK INTERNATIONAL VALUE............        1.30%            B          $ 86.26               8
EQ/BLACKROCK INTERNATIONAL VALUE............        1.34%            B          $127.65           1,622
EQ/BLACKROCK INTERNATIONAL VALUE............        1.35%            B          $127.50               9
EQ/BLACKROCK INTERNATIONAL VALUE............        1.45%            B          $138.00               1

EQ/BOSTON ADVISORS EQUITY INCOME............        0.00%            B          $119.67              --
EQ/BOSTON ADVISORS EQUITY INCOME............        0.25%            B          $117.82              --
EQ/BOSTON ADVISORS EQUITY INCOME............        0.50%            B          $116.00               1
EQ/BOSTON ADVISORS EQUITY INCOME............        0.70%            B          $114.56               2
EQ/BOSTON ADVISORS EQUITY INCOME............        0.80%            B          $166.70              --
EQ/BOSTON ADVISORS EQUITY INCOME............        0.90%            B          $113.13              13
EQ/BOSTON ADVISORS EQUITY INCOME............        0.95%            B          $112.77              32
EQ/BOSTON ADVISORS EQUITY INCOME............        1.00%            B          $112.42              --
EQ/BOSTON ADVISORS EQUITY INCOME............        1.10%            B          $111.72               6
EQ/BOSTON ADVISORS EQUITY INCOME............        1.20%            B          $111.01              74
EQ/BOSTON ADVISORS EQUITY INCOME............        1.25%            B          $ 79.65              12
EQ/BOSTON ADVISORS EQUITY INCOME............        1.30%            B          $ 89.91               7
EQ/BOSTON ADVISORS EQUITY INCOME............        1.34%            B          $110.04             381
EQ/BOSTON ADVISORS EQUITY INCOME............        1.35%            B          $109.97              --
EQ/BOSTON ADVISORS EQUITY INCOME............        1.45%            B          $109.28              --

EQ/CALVERT SOCIALLY RESPONSIBLE.............        0.25%            B          $ 77.39              --
EQ/CALVERT SOCIALLY RESPONSIBLE.............        0.50%            B          $ 75.42              --
EQ/CALVERT SOCIALLY RESPONSIBLE.............        0.70%            B          $ 83.42               3

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                          ------------   --------------   ------------   ------------
EQ/CALVERT SOCIALLY RESPONSIBLE........        0.80%            B           $163.29             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        0.90%            B           $ 81.53              5
EQ/CALVERT SOCIALLY RESPONSIBLE........        0.95%            B           $103.94              4
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.00%            B           $ 80.60             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.10%            B           $ 79.68              2
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.20%            B           $ 78.76             21
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.25%            B           $ 78.94              1
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.30%            B           $ 86.97             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.34%            B           $ 77.50            247
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.35%            B           $ 77.41             --
EQ/CALVERT SOCIALLY RESPONSIBLE........        1.45%            B           $ 99.18             --

EQ/CAPITAL GUARDIAN GROWTH.............        0.25%            B           $ 66.12             --
EQ/CAPITAL GUARDIAN GROWTH.............        0.50%            B           $ 64.34             --
EQ/CAPITAL GUARDIAN GROWTH.............        0.70%            B           $ 72.78              1
EQ/CAPITAL GUARDIAN GROWTH.............        0.80%            B           $167.29             --
EQ/CAPITAL GUARDIAN GROWTH.............        0.90%            B           $ 71.14             10
EQ/CAPITAL GUARDIAN GROWTH.............        0.95%            B           $ 70.73             14
EQ/CAPITAL GUARDIAN GROWTH.............        1.00%            B           $ 70.33             --
EQ/CAPITAL GUARDIAN GROWTH.............        1.10%            B           $ 69.52             16
EQ/CAPITAL GUARDIAN GROWTH.............        1.20%            B           $ 68.72             33
EQ/CAPITAL GUARDIAN GROWTH.............        1.25%            B           $ 83.97              2
EQ/CAPITAL GUARDIAN GROWTH.............        1.30%            B           $ 91.46             --
EQ/CAPITAL GUARDIAN GROWTH.............        1.34%            B           $ 67.63            215
EQ/CAPITAL GUARDIAN GROWTH.............        1.35%            B           $ 67.55             --
EQ/CAPITAL GUARDIAN GROWTH.............        1.45%            B           $ 89.77             --

EQ/CAPITAL GUARDIAN RESEARCH...........        0.00%            B           $135.75             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.25%            B           $117.78             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.50%            B           $114.78             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.70%            B           $125.33              2
EQ/CAPITAL GUARDIAN RESEARCH...........        0.80%            B           $175.62             --
EQ/CAPITAL GUARDIAN RESEARCH...........        0.90%            B           $122.49             23
EQ/CAPITAL GUARDIAN RESEARCH...........        0.95%            B           $121.79             60
EQ/CAPITAL GUARDIAN RESEARCH...........        1.00%            B           $121.10             --
EQ/CAPITAL GUARDIAN RESEARCH...........        1.10%            B           $119.71              3
EQ/CAPITAL GUARDIAN RESEARCH...........        1.20%            B           $118.34            243
EQ/CAPITAL GUARDIAN RESEARCH...........        1.25%            B           $ 83.08             44
EQ/CAPITAL GUARDIAN RESEARCH...........        1.30%            B           $ 90.72              1
EQ/CAPITAL GUARDIAN RESEARCH...........        1.34%            B           $116.45          1,072
EQ/CAPITAL GUARDIAN RESEARCH...........        1.35%            B           $116.32              4
EQ/CAPITAL GUARDIAN RESEARCH...........        1.45%            B           $114.98              2

EQ/COMMON STOCK INDEX..................        0.25%            A           $156.16             --
EQ/COMMON STOCK INDEX..................        0.50%            A           $ 89.18              1
EQ/COMMON STOCK INDEX..................        0.70%            A           $135.36             22
EQ/COMMON STOCK INDEX..................        0.90%            A           $191.06             63
EQ/COMMON STOCK INDEX..................        1.00%            A           $204.58             --
EQ/COMMON STOCK INDEX..................        1.00%            A           $429.45             75
EQ/COMMON STOCK INDEX..................        1.00%            A           $465.19             27
EQ/COMMON STOCK INDEX..................        1.20%            A           $156.63             35
EQ/COMMON STOCK INDEX..................        1.35%            A           $240.35          1,526

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                       UNITS
                                      CONTRACT                                      OUTSTANDING
                                      CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                    ------------   --------------   ------------   ------------
EQ/COMMON STOCK INDEX............        1.35%            A           $251.13             44
EQ/COMMON STOCK INDEX............        1.45%            A           $ 96.59             22
EQ/COMMON STOCK INDEX............        1.75%            A           $311.66          5,168
EQ/COMMON STOCK INDEX............        0.25%            B           $ 88.78             --
EQ/COMMON STOCK INDEX............        0.50%            B           $ 86.53             --
EQ/COMMON STOCK INDEX............        0.70%            B           $ 89.43              8
EQ/COMMON STOCK INDEX............        0.80%            B           $174.53             --
EQ/COMMON STOCK INDEX............        0.90%            B           $ 91.54             22
EQ/COMMON STOCK INDEX............        0.90%            B           $102.45             13
EQ/COMMON STOCK INDEX............        0.95%            B           $ 86.90            275
EQ/COMMON STOCK INDEX............        1.00%            B           $149.56             --
EQ/COMMON STOCK INDEX............        1.10%            B           $ 85.42             11
EQ/COMMON STOCK INDEX............        1.20%            B           $ 96.63            690
EQ/COMMON STOCK INDEX............        1.25%            B           $ 76.49             46
EQ/COMMON STOCK INDEX............        1.30%            B           $ 85.37             20

EQ/CORE BOND INDEX...............        0.25%            B           $123.91             --
EQ/CORE BOND INDEX...............        0.50%            B           $121.12             --
EQ/CORE BOND INDEX...............        0.70%            B           $118.93              7
EQ/CORE BOND INDEX...............        0.80%            B           $110.07             --
EQ/CORE BOND INDEX...............        0.90%            B           $116.78             16
EQ/CORE BOND INDEX...............        0.95%            B           $116.24            155
EQ/CORE BOND INDEX...............        1.00%            B           $115.71             --
EQ/CORE BOND INDEX...............        1.10%            B           $114.66             12
EQ/CORE BOND INDEX...............        1.20%            B           $113.61            130
EQ/CORE BOND INDEX...............        1.25%            B           $ 97.32             29
EQ/CORE BOND INDEX...............        1.30%            B           $ 97.46              5
EQ/CORE BOND INDEX...............        1.34%            B           $112.15            771
EQ/CORE BOND INDEX...............        1.35%            B           $112.05              3
EQ/CORE BOND INDEX...............        1.45%            B           $111.02             --

EQ/DAVIS NEW YORK VENTURE........        0.00%            B           $ 88.12             --
EQ/DAVIS NEW YORK VENTURE........        0.25%            B           $142.32             --
EQ/DAVIS NEW YORK VENTURE........        0.25%            B           $154.88             --
EQ/DAVIS NEW YORK VENTURE........        0.50%            B           $ 86.53             --
EQ/DAVIS NEW YORK VENTURE........        0.70%            B           $ 85.90              1
EQ/DAVIS NEW YORK VENTURE........        0.80%            B           $173.83             --
EQ/DAVIS NEW YORK VENTURE........        0.90%            B           $ 85.28              7
EQ/DAVIS NEW YORK VENTURE........        0.90%            B           $ 97.97              1
EQ/DAVIS NEW YORK VENTURE........        0.95%            B           $ 85.12             25
EQ/DAVIS NEW YORK VENTURE........        1.00%            B           $ 97.55             --
EQ/DAVIS NEW YORK VENTURE........        1.00%            B           $173.20             --
EQ/DAVIS NEW YORK VENTURE........        1.10%            B           $ 92.44             12
EQ/DAVIS NEW YORK VENTURE........        1.20%            B           $ 84.34             56
EQ/DAVIS NEW YORK VENTURE........        1.25%            B           $ 83.27             11
EQ/DAVIS NEW YORK VENTURE........        1.30%            B           $ 84.16              2
EQ/DAVIS NEW YORK VENTURE........        1.34%            B           $ 83.91            215
EQ/DAVIS NEW YORK VENTURE........        1.34%            B           $ 96.11             --
EQ/DAVIS NEW YORK VENTURE........        1.35%            B           $ 96.06              2
EQ/DAVIS NEW YORK VENTURE........        1.45%            B           $ 83.57             --

EQ/EQUITY 500 INDEX..............        0.25%            A           $150.76             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/EQUITY 500 INDEX.....................        0.50%            A          $ 96.77              --
EQ/EQUITY 500 INDEX.....................        0.70%            A          $147.48              14
EQ/EQUITY 500 INDEX.....................        0.90%            A          $208.43              54
EQ/EQUITY 500 INDEX.....................        1.00%            A          $233.38              --
EQ/EQUITY 500 INDEX.....................        1.20%            A          $171.22              54
EQ/EQUITY 500 INDEX.....................        1.34%            A          $281.41           2,394
EQ/EQUITY 500 INDEX.....................        1.35%            A          $280.94              24
EQ/EQUITY 500 INDEX.....................        1.45%            A          $106.14               8
EQ/EQUITY 500 INDEX.....................        0.25%            B          $ 98.41              --
EQ/EQUITY 500 INDEX.....................        0.50%            B          $ 95.91              --
EQ/EQUITY 500 INDEX.....................        0.70%            B          $ 96.96              24
EQ/EQUITY 500 INDEX.....................        0.80%            B          $169.55              --
EQ/EQUITY 500 INDEX.....................        0.90%            B          $112.13              14
EQ/EQUITY 500 INDEX.....................        0.95%            B          $ 94.23             158
EQ/EQUITY 500 INDEX.....................        1.00%            B          $142.74              --
EQ/EQUITY 500 INDEX.....................        1.10%            B          $ 92.62              28
EQ/EQUITY 500 INDEX.....................        1.20%            B          $106.19             574
EQ/EQUITY 500 INDEX.....................        1.25%            B          $ 82.57             101
EQ/EQUITY 500 INDEX.....................        1.30%            B          $ 92.64              10

EQ/EQUITY GROWTH PLUS...................        0.25%            B          $161.54              --
EQ/EQUITY GROWTH PLUS...................        0.50%            B          $157.83               1
EQ/EQUITY GROWTH PLUS...................        0.70%            B          $154.92               7
EQ/EQUITY GROWTH PLUS...................        0.80%            B          $168.30              --
EQ/EQUITY GROWTH PLUS...................        0.90%            B          $152.06              49
EQ/EQUITY GROWTH PLUS...................        0.95%            B          $151.36             161
EQ/EQUITY GROWTH PLUS...................        1.00%            B          $150.65              --
EQ/EQUITY GROWTH PLUS...................        1.10%            B          $149.25              15
EQ/EQUITY GROWTH PLUS...................        1.20%            B          $147.86             275
EQ/EQUITY GROWTH PLUS...................        1.25%            B          $ 91.54              29
EQ/EQUITY GROWTH PLUS...................        1.30%            B          $100.05              12
EQ/EQUITY GROWTH PLUS...................        1.34%            B          $145.93           1,998
EQ/EQUITY GROWTH PLUS...................        1.35%            B          $145.80               3
EQ/EQUITY GROWTH PLUS...................        1.45%            B          $144.44               1

EQ/FRANKLIN CORE BALANCED...............        0.00%            B          $105.89              --
EQ/FRANKLIN CORE BALANCED...............        0.25%            B          $104.76              --
EQ/FRANKLIN CORE BALANCED...............        0.50%            B          $103.63              --
EQ/FRANKLIN CORE BALANCED...............        0.70%            B          $102.73               2
EQ/FRANKLIN CORE BALANCED...............        0.80%            B          $157.86              --
EQ/FRANKLIN CORE BALANCED...............        0.90%            B          $101.84              12
EQ/FRANKLIN CORE BALANCED...............        0.95%            B          $101.62              51
EQ/FRANKLIN CORE BALANCED...............        1.00%            B          $101.40              --
EQ/FRANKLIN CORE BALANCED...............        1.10%            B          $100.96              10
EQ/FRANKLIN CORE BALANCED...............        1.20%            B          $100.52             113
EQ/FRANKLIN CORE BALANCED...............        1.25%            B          $ 92.35              16
EQ/FRANKLIN CORE BALANCED...............        1.30%            B          $ 98.57              16
EQ/FRANKLIN CORE BALANCED...............        1.34%            B          $ 99.91             565
EQ/FRANKLIN CORE BALANCED...............        1.35%            B          $ 99.86              --
EQ/FRANKLIN CORE BALANCED...............        1.45%            B          $ 99.43              --

EQ/FRANKLIN TEMPLETON ALLOCATION........        0.00%            B          $ 85.89              --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.25%            B           $147.18             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.50%            B           $ 84.35             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.70%            B           $ 83.73             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.80%            B           $160.81             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.90%            B           $ 83.12              8
EQ/FRANKLIN TEMPLETON ALLOCATION........        0.95%            B           $ 82.97             42
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.00%            B           $160.22             --
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.10%            B           $ 92.77             12
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.20%            B           $ 82.21             85
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.25%            B           $ 81.34             11
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.30%            B           $ 82.04             17
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.34%            B           $ 81.79            418
EQ/FRANKLIN TEMPLETON ALLOCATION........        1.45%            B           $ 81.46             --

EQ/GAMCO MERGERS & ACQUISITIONS.........        0.00%            B           $135.51             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.25%            B           $133.60             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.50%            B           $131.72             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.70%            B           $130.22              1
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.80%            B           $133.04             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.90%            B           $128.75              3
EQ/GAMCO MERGERS & ACQUISITIONS.........        0.95%            B           $128.38             17
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.00%            B           $128.01             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.10%            B           $127.28              5
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.20%            B           $126.55             19
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.25%            B           $101.45              9
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.30%            B           $110.64              2
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.34%            B           $125.49              2
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.34%            B           $125.54             93
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.35%            B           $125.47             --
EQ/GAMCO MERGERS & ACQUISITIONS.........        1.45%            B           $124.75             --

EQ/GAMCO SMALL COMPANY VALUE............        0.00%            B           $200.19             --
EQ/GAMCO SMALL COMPANY VALUE............        0.25%            B           $197.10             --
EQ/GAMCO SMALL COMPANY VALUE............        0.50%            B           $194.05              2
EQ/GAMCO SMALL COMPANY VALUE............        0.70%            B           $191.63              5
EQ/GAMCO SMALL COMPANY VALUE............        0.80%            B           $224.85             --
EQ/GAMCO SMALL COMPANY VALUE............        0.90%            B           $189.25             37
EQ/GAMCO SMALL COMPANY VALUE............        0.95%            B           $188.65             85
EQ/GAMCO SMALL COMPANY VALUE............        1.00%            B           $188.06             --
EQ/GAMCO SMALL COMPANY VALUE............        1.10%            B           $186.88             26
EQ/GAMCO SMALL COMPANY VALUE............        1.20%            B           $185.71            264
EQ/GAMCO SMALL COMPANY VALUE............        1.25%            B           $118.42             87
EQ/GAMCO SMALL COMPANY VALUE............        1.30%            B           $140.22             14
EQ/GAMCO SMALL COMPANY VALUE............        1.34%            B           $184.08          1,363
EQ/GAMCO SMALL COMPANY VALUE............        1.35%            B           $183.96              3
EQ/GAMCO SMALL COMPANY VALUE............        1.45%            B           $182.80              1

EQ/GLOBAL BOND PLUS.....................        0.00%            B           $127.62             --
EQ/GLOBAL BOND PLUS.....................        0.25%            B           $125.96             --
EQ/GLOBAL BOND PLUS.....................        0.50%            B           $124.32             --
EQ/GLOBAL BOND PLUS.....................        0.70%            B           $123.01              2
EQ/GLOBAL BOND PLUS.....................        0.80%            B           $114.37             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
EQ/GLOBAL BOND PLUS..........................        0.90%            B           $121.72             12
EQ/GLOBAL BOND PLUS..........................        0.95%            B           $121.40             71
EQ/GLOBAL BOND PLUS..........................        1.00%            B           $121.08             --
EQ/GLOBAL BOND PLUS..........................        1.10%            B           $120.44             25
EQ/GLOBAL BOND PLUS..........................        1.20%            B           $119.80            101
EQ/GLOBAL BOND PLUS..........................        1.25%            B           $120.20             45
EQ/GLOBAL BOND PLUS..........................        1.30%            B           $121.92              2
EQ/GLOBAL BOND PLUS..........................        1.34%            B           $118.92            355
EQ/GLOBAL BOND PLUS..........................        1.35%            B           $118.85             --
EQ/GLOBAL BOND PLUS..........................        1.45%            B           $118.22             --

EQ/GLOBAL MULTI-SECTOR EQUITY................        0.25%            B           $247.51             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.50%            B           $241.20              1
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.70%            B           $181.15             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.70%            B           $296.06              4
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.70%            B           $296.06              3
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.80%            B           $183.45             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $178.99             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $288.71             18
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $288.71              3
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.90%            B           $342.45              3
EQ/GLOBAL MULTI-SECTOR EQUITY................        0.95%            B           $252.98             95
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.00%            B           $285.11             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.00%            B           $285.11             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.10%            B           $281.53             15
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.20%            B           $262.52            176
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.20%            B           $277.99             48
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.25%            B           $ 79.43             84
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.30%            B           $108.81              7
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.34%            B           $181.09          1,848
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.35%            B           $272.77              7
EQ/GLOBAL MULTI-SECTOR EQUITY................        1.45%            B           $254.37              1
EQ/GLOBAL MULTI-SECTOR EQUITY................        2.75%            B           $166.19             --
EQ/GLOBAL MULTI-SECTOR EQUITY................        2.75%            B           $293.92             22

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.25%            A           $101.85             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.50%            A           $112.11             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.70%            A           $159.65              1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.90%            A           $171.04              3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.00%            A           $ 89.89             29
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.00%            A           $170.93             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.20%            A           $156.03              2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.34%            A           $173.15            402
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.35%            A           $166.81              4
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.45%            A           $139.56             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.25%            B           $145.25             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.50%            B           $141.57             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.70%            B           $145.42             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.80%            B           $102.89             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.90%            B           $144.85              2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        0.95%            B           $141.32             63
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.00%            B           $114.21             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.10%            B           $138.91             8
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.20%            B           $139.60            76
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.25%            B           $106.85            26
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........        1.30%            B           $107.32             2

EQ/INTERNATIONAL CORE PLUS...................        0.25%            B           $120.13            --
EQ/INTERNATIONAL CORE PLUS...................        0.50%            B           $117.07            --
EQ/INTERNATIONAL CORE PLUS...................        0.70%            B           $129.17             3
EQ/INTERNATIONAL CORE PLUS...................        0.80%            B           $176.22            --
EQ/INTERNATIONAL CORE PLUS...................        0.90%            B           $126.25            23
EQ/INTERNATIONAL CORE PLUS...................        0.95%            B           $154.22            54
EQ/INTERNATIONAL CORE PLUS...................        1.00%            B           $124.81            --
EQ/INTERNATIONAL CORE PLUS...................        1.10%            B           $123.38            16
EQ/INTERNATIONAL CORE PLUS...................        1.20%            B           $121.97           224
EQ/INTERNATIONAL CORE PLUS...................        1.25%            B           $ 80.07            84
EQ/INTERNATIONAL CORE PLUS...................        1.30%            B           $ 92.85             4
EQ/INTERNATIONAL CORE PLUS...................        1.34%            B           $120.02           838
EQ/INTERNATIONAL CORE PLUS...................        1.35%            B           $119.88             1
EQ/INTERNATIONAL CORE PLUS...................        1.45%            B           $147.29            --

EQ/INTERNATIONAL GROWTH......................        0.00%            B           $159.59            --
EQ/INTERNATIONAL GROWTH......................        0.25%            B           $113.03            --
EQ/INTERNATIONAL GROWTH......................        0.25%            B           $157.35            --
EQ/INTERNATIONAL GROWTH......................        0.50%            B           $112.83            --
EQ/INTERNATIONAL GROWTH......................        0.50%            B           $155.13            --
EQ/INTERNATIONAL GROWTH......................        0.70%            B           $153.37             2
EQ/INTERNATIONAL GROWTH......................        0.80%            B           $184.08            --
EQ/INTERNATIONAL GROWTH......................        0.90%            B           $151.63            16
EQ/INTERNATIONAL GROWTH......................        0.95%            B           $151.19            29
EQ/INTERNATIONAL GROWTH......................        1.00%            B           $150.76            --
EQ/INTERNATIONAL GROWTH......................        1.10%            B           $149.90             8
EQ/INTERNATIONAL GROWTH......................        1.20%            B           $149.04            49
EQ/INTERNATIONAL GROWTH......................        1.25%            B           $ 92.14            18
EQ/INTERNATIONAL GROWTH......................        1.30%            B           $109.99             2
EQ/INTERNATIONAL GROWTH......................        1.34%            B           $147.79            10
EQ/INTERNATIONAL GROWTH......................        1.34%            B           $147.85           314
EQ/INTERNATIONAL GROWTH......................        1.35%            B           $147.77            --
EQ/INTERNATIONAL GROWTH......................        1.45%            B           $146.92            --

EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.25%            B           $119.71            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.50%            B           $116.66            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.70%            B           $115.75             1
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.80%            B           $176.01            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.90%            B           $111.64             1
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.90%            B           $112.88             5
EQ/JPMORGAN VALUE OPPORTUNITIES..............        0.95%            B           $104.26            17
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.00%            B           $111.47            --
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.10%            B           $110.07             3
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.20%            B           $107.54            29
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.20%            B           $108.69             8
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.25%            B           $ 77.65             8
EQ/JPMORGAN VALUE OPPORTUNITIES..............        1.30%            B           $ 87.46             1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                          ------------   --------------   ------------   ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........        1.34%            B           $134.73            306
EQ/JPMORGAN VALUE OPPORTUNITIES........        1.35%            B           $106.65              4
EQ/JPMORGAN VALUE OPPORTUNITIES........        1.45%            B           $104.20              1

EQ/LARGE CAP CORE PLUS.................        0.25%            B           $ 97.60             --
EQ/LARGE CAP CORE PLUS.................        0.50%            B           $ 95.11             --
EQ/LARGE CAP CORE PLUS.................        0.70%            B           $ 98.78             --
EQ/LARGE CAP CORE PLUS.................        0.80%            B           $168.28             --
EQ/LARGE CAP CORE PLUS.................        0.90%            B           $ 96.54              5
EQ/LARGE CAP CORE PLUS.................        0.95%            B           $ 95.99             10
EQ/LARGE CAP CORE PLUS.................        1.00%            B           $ 95.44             --
EQ/LARGE CAP CORE PLUS.................        1.10%            B           $ 94.35              1
EQ/LARGE CAP CORE PLUS.................        1.20%            B           $ 93.27             25
EQ/LARGE CAP CORE PLUS.................        1.25%            B           $ 83.52              3
EQ/LARGE CAP CORE PLUS.................        1.30%            B           $ 91.35             --
EQ/LARGE CAP CORE PLUS.................        1.34%            B           $ 91.78            129
EQ/LARGE CAP CORE PLUS.................        1.35%            B           $ 91.67             --
EQ/LARGE CAP CORE PLUS.................        1.45%            B           $ 90.62             --

EQ/LARGE CAP GROWTH INDEX..............        0.25%            B           $ 76.34             --
EQ/LARGE CAP GROWTH INDEX..............        0.50%            B           $ 74.39              1
EQ/LARGE CAP GROWTH INDEX..............        0.70%            B           $ 80.76              1
EQ/LARGE CAP GROWTH INDEX..............        0.80%            B           $172.65             --
EQ/LARGE CAP GROWTH INDEX..............        0.90%            B           $ 78.93             14
EQ/LARGE CAP GROWTH INDEX..............        0.95%            B           $ 78.48            100
EQ/LARGE CAP GROWTH INDEX..............        1.00%            B           $ 78.03             --
EQ/LARGE CAP GROWTH INDEX..............        1.10%            B           $ 77.14              6
EQ/LARGE CAP GROWTH INDEX..............        1.20%            B           $ 76.26            179
EQ/LARGE CAP GROWTH INDEX..............        1.25%            B           $100.91              8
EQ/LARGE CAP GROWTH INDEX..............        1.30%            B           $112.27              1
EQ/LARGE CAP GROWTH INDEX..............        1.34%            B           $ 75.04          1,314
EQ/LARGE CAP GROWTH INDEX..............        1.35%            B           $ 74.95              3
EQ/LARGE CAP GROWTH INDEX..............        1.45%            B           $ 74.09              1

EQ/LARGE CAP GROWTH PLUS...............        0.25%            B           $ 66.93             --
EQ/LARGE CAP GROWTH PLUS...............        0.50%            B           $ 65.22              1
EQ/LARGE CAP GROWTH PLUS...............        0.70%            B           $114.39              3
EQ/LARGE CAP GROWTH PLUS...............        0.80%            B           $170.13             --
EQ/LARGE CAP GROWTH PLUS...............        0.90%            B           $ 99.88              5
EQ/LARGE CAP GROWTH PLUS...............        0.90%            B           $111.55             24
EQ/LARGE CAP GROWTH PLUS...............        0.95%            B           $ 94.14             73
EQ/LARGE CAP GROWTH PLUS...............        1.00%            B           $110.16             --
EQ/LARGE CAP GROWTH PLUS...............        1.10%            B           $108.78              4
EQ/LARGE CAP GROWTH PLUS...............        1.20%            B           $103.14            145
EQ/LARGE CAP GROWTH PLUS...............        1.20%            B           $107.41              6
EQ/LARGE CAP GROWTH PLUS...............        1.25%            B           $ 94.63              4
EQ/LARGE CAP GROWTH PLUS...............        1.30%            B           $108.94              2
EQ/LARGE CAP GROWTH PLUS...............        1.34%            B           $157.73          1,338
EQ/LARGE CAP GROWTH PLUS...............        1.35%            B           $105.39             15
EQ/LARGE CAP GROWTH PLUS...............        1.45%            B           $ 99.94              6

EQ/LARGE CAP VALUE INDEX...............        0.00%            B           $ 63.43             --
EQ/LARGE CAP VALUE INDEX...............        0.25%            B           $ 62.61             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/LARGE CAP VALUE INDEX................        0.25%            B           $102.97             --
EQ/LARGE CAP VALUE INDEX................        0.25%            B           $131.70             --
EQ/LARGE CAP VALUE INDEX................        0.50%            B           $ 61.79             --
EQ/LARGE CAP VALUE INDEX................        0.50%            B           $102.79             --
EQ/LARGE CAP VALUE INDEX................        0.70%            B           $ 61.14             --
EQ/LARGE CAP VALUE INDEX................        0.80%            B           $172.11             --
EQ/LARGE CAP VALUE INDEX................        0.90%            B           $ 60.50              6
EQ/LARGE CAP VALUE INDEX................        0.95%            B           $ 60.34             17
EQ/LARGE CAP VALUE INDEX................        1.00%            B           $ 60.18             --
EQ/LARGE CAP VALUE INDEX................        1.10%            B           $ 59.86              5
EQ/LARGE CAP VALUE INDEX................        1.20%            B           $ 59.54             30
EQ/LARGE CAP VALUE INDEX................        1.25%            B           $ 50.06              9
EQ/LARGE CAP VALUE INDEX................        1.30%            B           $ 54.96              1
EQ/LARGE CAP VALUE INDEX................        1.34%            B           $ 59.10            207
EQ/LARGE CAP VALUE INDEX................        1.35%            B           $ 59.07              1
EQ/LARGE CAP VALUE INDEX................        1.45%            B           $ 58.76             --

EQ/LARGE CAP VALUE PLUS.................        0.50%            A           $118.77             --
EQ/LARGE CAP VALUE PLUS.................        0.70%            A           $107.70             10
EQ/LARGE CAP VALUE PLUS.................        0.90%            A           $105.27             66
EQ/LARGE CAP VALUE PLUS.................        1.00%            A           $104.07             --
EQ/LARGE CAP VALUE PLUS.................        1.20%            A           $101.70             79
EQ/LARGE CAP VALUE PLUS.................        1.34%            A           $100.08          6,915
EQ/LARGE CAP VALUE PLUS.................        1.35%            A           $ 99.96             39
EQ/LARGE CAP VALUE PLUS.................        1.45%            A           $105.70              6
EQ/LARGE CAP VALUE PLUS.................        0.25%            B           $120.64             --
EQ/LARGE CAP VALUE PLUS.................        0.50%            B           $117.56              2
EQ/LARGE CAP VALUE PLUS.................        0.70%            B           $106.61             21
EQ/LARGE CAP VALUE PLUS.................        0.70%            B           $107.70             --
EQ/LARGE CAP VALUE PLUS.................        0.80%            B           $169.85             --
EQ/LARGE CAP VALUE PLUS.................        0.90%            B           $104.20             17
EQ/LARGE CAP VALUE PLUS.................        0.90%            B           $105.27             --
EQ/LARGE CAP VALUE PLUS.................        0.95%            B           $109.88            280
EQ/LARGE CAP VALUE PLUS.................        1.00%            B           $104.07             --
EQ/LARGE CAP VALUE PLUS.................        1.10%            B           $101.84              5
EQ/LARGE CAP VALUE PLUS.................        1.10%            B           $102.88             --
EQ/LARGE CAP VALUE PLUS.................        1.20%            B           $100.67            639
EQ/LARGE CAP VALUE PLUS.................        1.20%            B           $101.70             --
EQ/LARGE CAP VALUE PLUS.................        1.25%            B           $ 65.79             16
EQ/LARGE CAP VALUE PLUS.................        1.30%            B           $ 72.56             14

EQ/LORD ABBETT GROWTH AND INCOME........        0.00%            B           $114.16             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.25%            B           $112.55             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.50%            B           $110.97             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.70%            B           $109.70              2
EQ/LORD ABBETT GROWTH AND INCOME........        0.80%            B           $176.30             --
EQ/LORD ABBETT GROWTH AND INCOME........        0.90%            B           $108.46              8
EQ/LORD ABBETT GROWTH AND INCOME........        0.95%            B           $108.15             11
EQ/LORD ABBETT GROWTH AND INCOME........        1.00%            B           $107.84             --
EQ/LORD ABBETT GROWTH AND INCOME........        1.10%            B           $107.23              3
EQ/LORD ABBETT GROWTH AND INCOME........        1.20%            B           $106.61             17
EQ/LORD ABBETT GROWTH AND INCOME........        1.25%            B           $ 81.88              6

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/LORD ABBETT GROWTH AND INCOME........        1.30%            B          $ 89.08               1
EQ/LORD ABBETT GROWTH AND INCOME........        1.34%            B          $105.76             140
EQ/LORD ABBETT GROWTH AND INCOME........        1.35%            B          $105.70              --
EQ/LORD ABBETT GROWTH AND INCOME........        1.45%            B          $105.09              --

EQ/LORD ABBETT LARGE CAP CORE...........        0.00%            B          $131.24              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.25%            B          $103.61              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.25%            B          $129.40              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.50%            B          $103.43              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.50%            B          $127.57              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.70%            B          $126.12               1
EQ/LORD ABBETT LARGE CAP CORE...........        0.80%            B          $161.43              --
EQ/LORD ABBETT LARGE CAP CORE...........        0.90%            B          $124.69               4
EQ/LORD ABBETT LARGE CAP CORE...........        0.95%            B          $124.33              18
EQ/LORD ABBETT LARGE CAP CORE...........        1.00%            B          $123.98              --
EQ/LORD ABBETT LARGE CAP CORE...........        1.10%            B          $123.27               9
EQ/LORD ABBETT LARGE CAP CORE...........        1.20%            B          $122.57              65
EQ/LORD ABBETT LARGE CAP CORE...........        1.25%            B          $ 96.29              29
EQ/LORD ABBETT LARGE CAP CORE...........        1.30%            B          $106.49               1
EQ/LORD ABBETT LARGE CAP CORE...........        1.34%            B          $121.59             211
EQ/LORD ABBETT LARGE CAP CORE...........        1.34%            B          $122.57               2
EQ/LORD ABBETT LARGE CAP CORE...........        1.35%            B          $121.52              --
EQ/LORD ABBETT LARGE CAP CORE...........        1.45%            B          $120.82              --

EQ/MID CAP INDEX........................        0.25%            B          $131.21              --
EQ/MID CAP INDEX........................        0.50%            B          $127.87               1
EQ/MID CAP INDEX........................        0.70%            B          $122.35              30
EQ/MID CAP INDEX........................        0.80%            B          $199.56              --
EQ/MID CAP INDEX........................        0.90%            B          $119.83              54
EQ/MID CAP INDEX........................        0.95%            B          $119.21             127
EQ/MID CAP INDEX........................        1.00%            B          $118.59              --
EQ/MID CAP INDEX........................        1.10%            B          $117.36              26
EQ/MID CAP INDEX........................        1.20%            B          $116.13             434
EQ/MID CAP INDEX........................        1.25%            B          $ 79.71              97
EQ/MID CAP INDEX........................        1.30%            B          $ 93.28               6
EQ/MID CAP INDEX........................        1.34%            B          $114.44           2,138
EQ/MID CAP INDEX........................        1.35%            B          $114.32               2
EQ/MID CAP INDEX........................        1.45%            B          $113.13              --

EQ/MID CAP VALUE PLUS...................        0.25%            B          $182.69              --
EQ/MID CAP VALUE PLUS...................        0.50%            B          $178.03               1
EQ/MID CAP VALUE PLUS...................        0.70%            B          $141.49               6
EQ/MID CAP VALUE PLUS...................        0.80%            B          $205.49              --
EQ/MID CAP VALUE PLUS...................        0.90%            B          $137.98              36
EQ/MID CAP VALUE PLUS...................        0.90%            B          $170.75               8
EQ/MID CAP VALUE PLUS...................        0.95%            B          $173.32             142
EQ/MID CAP VALUE PLUS...................        1.00%            B          $136.25              --
EQ/MID CAP VALUE PLUS...................        1.10%            B          $134.55              12
EQ/MID CAP VALUE PLUS...................        1.20%            B          $132.44             333
EQ/MID CAP VALUE PLUS...................        1.20%            B          $132.85              28
EQ/MID CAP VALUE PLUS...................        1.25%            B          $ 84.92              26
EQ/MID CAP VALUE PLUS...................        1.30%            B          $ 97.37              11

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/MID CAP VALUE PLUS...................        1.34%            B           $164.68          2,473
EQ/MID CAP VALUE PLUS...................        1.35%            B           $130.36             12
EQ/MID CAP VALUE PLUS...................        1.45%            B           $128.33              2

EQ/MONEY MARKET.........................        0.25%            A           $ 99.88             --
EQ/MONEY MARKET.........................        0.50%            A           $106.54             --
EQ/MONEY MARKET.........................        0.70%            A           $134.83              1
EQ/MONEY MARKET.........................        0.90%            A           $140.88             23
EQ/MONEY MARKET.........................        1.00%            A           $ 47.33             40
EQ/MONEY MARKET.........................        1.00%            A           $141.87             --
EQ/MONEY MARKET.........................        1.20%            A           $131.00              1
EQ/MONEY MARKET.........................        1.35%            A           $142.11            140
EQ/MONEY MARKET.........................        1.35%            A           $142.80             26
EQ/MONEY MARKET.........................        1.45%            A           $118.78              1
EQ/MONEY MARKET.........................        1.75%            A           $ 36.15          1,290
EQ/MONEY MARKET.........................        0.25%            B           $120.51             --
EQ/MONEY MARKET.........................        0.50%            B           $117.46             --
EQ/MONEY MARKET.........................        0.70%            B           $121.41              2
EQ/MONEY MARKET.........................        0.80%            B           $ 98.57             --
EQ/MONEY MARKET.........................        0.90%            B           $111.89             --
EQ/MONEY MARKET.........................        0.90%            B           $123.68              1
EQ/MONEY MARKET.........................        0.95%            B           $117.99            179
EQ/MONEY MARKET.........................        1.00%            B           $107.21             --
EQ/MONEY MARKET.........................        1.10%            B           $115.98             30
EQ/MONEY MARKET.........................        1.20%            B           $118.97             49
EQ/MONEY MARKET.........................        1.25%            B           $ 99.85             62
EQ/MONEY MARKET.........................        1.30%            B           $102.12              5

EQ/MONTAG & CALDWELL GROWTH.............        0.00%            B           $135.96             --
EQ/MONTAG & CALDWELL GROWTH.............        0.25%            B           $133.86             --
EQ/MONTAG & CALDWELL GROWTH.............        0.50%            B           $131.79             --
EQ/MONTAG & CALDWELL GROWTH.............        0.70%            B           $130.14              1
EQ/MONTAG & CALDWELL GROWTH.............        0.80%            B           $153.70             --
EQ/MONTAG & CALDWELL GROWTH.............        0.90%            B           $128.52              5
EQ/MONTAG & CALDWELL GROWTH.............        0.95%            B           $128.12             23
EQ/MONTAG & CALDWELL GROWTH.............        1.00%            B           $127.72             --
EQ/MONTAG & CALDWELL GROWTH.............        1.10%            B           $126.92              6
EQ/MONTAG & CALDWELL GROWTH.............        1.20%            B           $126.12             47
EQ/MONTAG & CALDWELL GROWTH.............        1.25%            B           $ 99.74             17
EQ/MONTAG & CALDWELL GROWTH.............        1.30%            B           $110.04              2
EQ/MONTAG & CALDWELL GROWTH.............        1.34%            B           $125.01            224
EQ/MONTAG & CALDWELL GROWTH.............        1.35%            B           $124.93             --
EQ/MONTAG & CALDWELL GROWTH.............        1.45%            B           $124.15             --

EQ/MORGAN STANLEY MID CAP GROWTH........        0.00%            B           $182.78             --
EQ/MORGAN STANLEY MID CAP GROWTH........        0.25%            B           $180.20             --
EQ/MORGAN STANLEY MID CAP GROWTH........        0.50%            B           $177.66              1
EQ/MORGAN STANLEY MID CAP GROWTH........        0.70%            B           $175.64              2
EQ/MORGAN STANLEY MID CAP GROWTH........        0.80%            B           $220.04             --
EQ/MORGAN STANLEY MID CAP GROWTH........        0.90%            B           $173.65             27
EQ/MORGAN STANLEY MID CAP GROWTH........        0.95%            B           $173.16             48
EQ/MORGAN STANLEY MID CAP GROWTH........        1.00%            B           $172.66             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                              UNITS
                                             CONTRACT                                      OUTSTANDING
                                             CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                           ------------   --------------   ------------   ------------
EQ/MORGAN STANLEY MID CAP GROWTH........        1.10%            B           $171.68            19
EQ/MORGAN STANLEY MID CAP GROWTH........        1.20%            B           $170.69           149
EQ/MORGAN STANLEY MID CAP GROWTH........        1.25%            B           $111.42            58
EQ/MORGAN STANLEY MID CAP GROWTH........        1.30%            B           $132.02             3
EQ/MORGAN STANLEY MID CAP GROWTH........        1.34%            B           $169.33           688
EQ/MORGAN STANLEY MID CAP GROWTH........        1.35%            B           $169.23             1
EQ/MORGAN STANLEY MID CAP GROWTH........        1.45%            B           $168.26             1

EQ/MUTUAL LARGE CAP EQUITY..............        0.00%            B           $ 94.78            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.25%            B           $ 93.76            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.50%            B           $ 92.75            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.70%            B           $ 91.95             1
EQ/MUTUAL LARGE CAP EQUITY..............        0.80%            B           $161.51            --
EQ/MUTUAL LARGE CAP EQUITY..............        0.90%            B           $ 91.15             6
EQ/MUTUAL LARGE CAP EQUITY..............        0.95%            B           $ 90.96            15
EQ/MUTUAL LARGE CAP EQUITY..............        1.00%            B           $ 90.76            --
EQ/MUTUAL LARGE CAP EQUITY..............        1.10%            B           $ 90.36             2
EQ/MUTUAL LARGE CAP EQUITY..............        1.20%            B           $ 89.97            51
EQ/MUTUAL LARGE CAP EQUITY..............        1.25%            B           $ 77.04             4
EQ/MUTUAL LARGE CAP EQUITY..............        1.30%            B           $ 86.73            11
EQ/MUTUAL LARGE CAP EQUITY..............        1.34%            B           $ 89.42           252
EQ/MUTUAL LARGE CAP EQUITY..............        1.35%            B           $ 89.38            --
EQ/MUTUAL LARGE CAP EQUITY..............        1.45%            B           $ 88.99            --

EQ/OPPENHEIMER GLOBAL...................        0.00%            B           $111.42            --
EQ/OPPENHEIMER GLOBAL...................        0.25%            B           $110.22            --
EQ/OPPENHEIMER GLOBAL...................        0.50%            B           $109.04            --
EQ/OPPENHEIMER GLOBAL...................        0.70%            B           $108.09             1
EQ/OPPENHEIMER GLOBAL...................        0.80%            B           $182.45            --
EQ/OPPENHEIMER GLOBAL...................        0.90%            B           $107.16             6
EQ/OPPENHEIMER GLOBAL...................        0.95%            B           $106.93            27
EQ/OPPENHEIMER GLOBAL...................        1.00%            B           $106.69            --
EQ/OPPENHEIMER GLOBAL...................        1.10%            B           $106.23            12
EQ/OPPENHEIMER GLOBAL...................        1.20%            B           $105.76            52
EQ/OPPENHEIMER GLOBAL...................        1.25%            B           $ 86.98            17
EQ/OPPENHEIMER GLOBAL...................        1.30%            B           $ 99.82             1
EQ/OPPENHEIMER GLOBAL...................        1.34%            B           $105.12           240
EQ/OPPENHEIMER GLOBAL...................        1.35%            B           $105.07            --
EQ/OPPENHEIMER GLOBAL...................        1.45%            B           $104.61            --

EQ/PIMCO ULTRA SHORT BOND...............        1.10%            A           $100.28             2
EQ/PIMCO ULTRA SHORT BOND...............        1.25%            A           $100.08            --
EQ/PIMCO ULTRA SHORT BOND...............        0.00%            B           $117.24            --
EQ/PIMCO ULTRA SHORT BOND...............        0.25%            B           $115.59            --
EQ/PIMCO ULTRA SHORT BOND...............        0.50%            B           $113.96            --
EQ/PIMCO ULTRA SHORT BOND...............        0.70%            B           $112.66             5
EQ/PIMCO ULTRA SHORT BOND...............        0.80%            B           $106.64            --
EQ/PIMCO ULTRA SHORT BOND...............        0.90%            B           $111.38            28
EQ/PIMCO ULTRA SHORT BOND...............        0.95%            B           $111.07           189
EQ/PIMCO ULTRA SHORT BOND...............        1.00%            B           $110.75            --
EQ/PIMCO ULTRA SHORT BOND...............        1.10%            B           $110.12            53
EQ/PIMCO ULTRA SHORT BOND...............        1.20%            B           $109.49           180

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                           UNITS
                                          CONTRACT                                      OUTSTANDING
                                          CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                        ------------   --------------   ------------   ------------
EQ/PIMCO ULTRA SHORT BOND............        1.25%            B           $110.58            96
EQ/PIMCO ULTRA SHORT BOND............        1.30%            B           $109.98             6
EQ/PIMCO ULTRA SHORT BOND............        1.34%            B           $108.61           776
EQ/PIMCO ULTRA SHORT BOND............        1.35%            B           $108.55            --
EQ/PIMCO ULTRA SHORT BOND............        1.45%            B           $107.93            --

EQ/QUALITY BOND PLUS.................        0.25%            A           $112.68            --
EQ/QUALITY BOND PLUS.................        0.50%            A           $109.76            --
EQ/QUALITY BOND PLUS.................        0.70%            A           $164.63             2
EQ/QUALITY BOND PLUS.................        0.90%            A           $182.03             9
EQ/QUALITY BOND PLUS.................        1.00%            A           $182.86            --
EQ/QUALITY BOND PLUS.................        1.20%            A           $162.21             2
EQ/QUALITY BOND PLUS.................        1.34%            A           $180.35           642
EQ/QUALITY BOND PLUS.................        1.35%            A           $190.04             8
EQ/QUALITY BOND PLUS.................        1.45%            A           $141.77            --
EQ/QUALITY BOND PLUS.................        0.25%            B           $148.62            --
EQ/QUALITY BOND PLUS.................        0.50%            B           $144.85            --
EQ/QUALITY BOND PLUS.................        0.70%            B           $149.06            --
EQ/QUALITY BOND PLUS.................        0.80%            B           $112.28            --
EQ/QUALITY BOND PLUS.................        0.90%            B           $147.22             4
EQ/QUALITY BOND PLUS.................        0.95%            B           $144.86            93
EQ/QUALITY BOND PLUS.................        1.00%            B           $117.14            --
EQ/QUALITY BOND PLUS.................        1.10%            B           $142.39            12
EQ/QUALITY BOND PLUS.................        1.20%            B           $142.01           108
EQ/QUALITY BOND PLUS.................        1.25%            B           $105.00            36
EQ/QUALITY BOND PLUS.................        1.30%            B           $105.17             4

EQ/SMALL COMPANY INDEX...............        0.25%            B           $174.79            --
EQ/SMALL COMPANY INDEX...............        0.50%            B           $170.86            --
EQ/SMALL COMPANY INDEX...............        0.70%            B           $167.76            23
EQ/SMALL COMPANY INDEX...............        0.80%            B           $201.12            --
EQ/SMALL COMPANY INDEX...............        0.90%            B           $164.72            26
EQ/SMALL COMPANY INDEX...............        0.95%            B           $163.97            42
EQ/SMALL COMPANY INDEX...............        1.00%            B           $163.22            --
EQ/SMALL COMPANY INDEX...............        1.10%            B           $161.73            11
EQ/SMALL COMPANY INDEX...............        1.20%            B           $160.25           188
EQ/SMALL COMPANY INDEX...............        1.25%            B           $ 90.99            56
EQ/SMALL COMPANY INDEX...............        1.30%            B           $100.26             4
EQ/SMALL COMPANY INDEX...............        1.34%            B           $158.20           897
EQ/SMALL COMPANY INDEX...............        1.35%            B           $158.06             2
EQ/SMALL COMPANY INDEX...............        1.45%            B           $156.61            --

EQ/T. ROWE PRICE GROWTH STOCK........        0.00%            B           $114.56            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.25%            B           $112.79            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.50%            B           $111.04            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.70%            B           $109.66            16
EQ/T. ROWE PRICE GROWTH STOCK........        0.80%            B           $171.34            --
EQ/T. ROWE PRICE GROWTH STOCK........        0.90%            B           $108.29            27
EQ/T. ROWE PRICE GROWTH STOCK........        0.95%            B           $107.95            56
EQ/T. ROWE PRICE GROWTH STOCK........        1.00%            B           $107.61            --
EQ/T. ROWE PRICE GROWTH STOCK........        1.10%            B           $106.94            15
EQ/T. ROWE PRICE GROWTH STOCK........        1.20%            B           $106.26           266

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                           UNITS
                                          CONTRACT                                      OUTSTANDING
                                          CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                        ------------   --------------   ------------   ------------
EQ/T. ROWE PRICE GROWTH STOCK........        1.25%            B          $ 90.23             64
EQ/T. ROWE PRICE GROWTH STOCK........        1.30%            B          $ 97.71              2
EQ/T. ROWE PRICE GROWTH STOCK........        1.34%            B          $105.33            853
EQ/T. ROWE PRICE GROWTH STOCK........        1.35%            B          $105.27              2
EQ/T. ROWE PRICE GROWTH STOCK........        1.45%            B          $104.60             --

EQ/TEMPLETON GLOBAL EQUITY...........        0.00%            B          $ 91.65             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.25%            B          $ 90.67             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.50%            B          $ 89.69             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.70%            B          $ 88.92              1
EQ/TEMPLETON GLOBAL EQUITY...........        0.80%            B          $164.17             --
EQ/TEMPLETON GLOBAL EQUITY...........        0.90%            B          $ 88.15              7
EQ/TEMPLETON GLOBAL EQUITY...........        0.95%            B          $ 87.95             18
EQ/TEMPLETON GLOBAL EQUITY...........        1.00%            B          $ 87.76             --
EQ/TEMPLETON GLOBAL EQUITY...........        1.10%            B          $ 87.38              5
EQ/TEMPLETON GLOBAL EQUITY...........        1.20%            B          $ 87.00             65
EQ/TEMPLETON GLOBAL EQUITY...........        1.25%            B          $ 74.91              8
EQ/TEMPLETON GLOBAL EQUITY...........        1.30%            B          $ 83.93             10
EQ/TEMPLETON GLOBAL EQUITY...........        1.34%            B          $ 86.47            249
EQ/TEMPLETON GLOBAL EQUITY...........        1.35%            B          $ 86.43             --
EQ/TEMPLETON GLOBAL EQUITY...........        1.45%            B          $ 86.05             --

EQ/UBS GROWTH & INCOME...............        0.00%            B          $123.85             --
EQ/UBS GROWTH & INCOME...............        0.25%            B          $121.94             --
EQ/UBS GROWTH & INCOME...............        0.50%            B          $120.05             --
EQ/UBS GROWTH & INCOME...............        0.70%            B          $118.55             --
EQ/UBS GROWTH & INCOME...............        0.80%            B          $176.22             --
EQ/UBS GROWTH & INCOME...............        0.90%            B          $117.08              2
EQ/UBS GROWTH & INCOME...............        0.95%            B          $116.71              8
EQ/UBS GROWTH & INCOME...............        1.00%            B          $116.35             --
EQ/UBS GROWTH & INCOME...............        1.10%            B          $115.62              2
EQ/UBS GROWTH & INCOME...............        1.20%            B          $114.89             52
EQ/UBS GROWTH & INCOME...............        1.25%            B          $ 80.11             20
EQ/UBS GROWTH & INCOME...............        1.30%            B          $ 88.75              1
EQ/UBS GROWTH & INCOME...............        1.34%            B          $113.88            121
EQ/UBS GROWTH & INCOME...............        1.35%            B          $113.81             --
EQ/UBS GROWTH & INCOME...............        1.45%            B          $113.09             --

EQ/VAN KAMPEN COMSTOCK...............        0.00%            B          $110.93             --
EQ/VAN KAMPEN COMSTOCK...............        0.25%            B          $109.36             --
EQ/VAN KAMPEN COMSTOCK...............        0.50%            B          $107.82             --
EQ/VAN KAMPEN COMSTOCK...............        0.70%            B          $106.60             --
EQ/VAN KAMPEN COMSTOCK...............        0.80%            B          $179.16             --
EQ/VAN KAMPEN COMSTOCK...............        0.90%            B          $105.39              4
EQ/VAN KAMPEN COMSTOCK...............        0.95%            B          $105.09             20
EQ/VAN KAMPEN COMSTOCK...............        1.00%            B          $104.79             --
EQ/VAN KAMPEN COMSTOCK...............        1.10%            B          $104.19              4
EQ/VAN KAMPEN COMSTOCK...............        1.20%            B          $103.59             27
EQ/VAN KAMPEN COMSTOCK...............        1.25%            B          $ 81.29              5
EQ/VAN KAMPEN COMSTOCK...............        1.30%            B          $ 88.87              1
EQ/VAN KAMPEN COMSTOCK...............        1.34%            B          $102.76            166
EQ/VAN KAMPEN COMSTOCK...............        1.35%            B          $102.70             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                        UNITS
                                                    CONTRACT                                         OUTSTANDING
                                                    CHARGES**       SHARE CLASS*      UNIT VALUE       (000'S)
                                                  ------------   -----------------   ------------   ------------
EQ/VAN KAMPEN COMSTOCK.........................        1.45%            B              $102.11            --

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.25%            B              $120.62            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.50%            B              $117.54            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.70%            B              $118.88             4
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.80%            B              $177.49            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.90%            B              $116.19            11
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        0.95%            B              $115.52            53
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.00%            B              $114.86            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.10%            B              $113.55            17
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.20%            B              $112.25            85
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.25%            B              $113.94            20
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.30%            B              $130.49             1
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.34%            B              $110.46           470
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.35%            B              $110.33            --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..........        1.45%            B              $109.06            --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.00%     Service Class 2       $106.76            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.25%     Service Class 2       $106.58            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.25%     Service Class 2       $117.99            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.50%     Service Class 2       $106.39            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.50%     Service Class 2       $117.89            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.70%     Service Class 2       $106.24            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.70%     Service Class 2       $117.81            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.80%     Service Class 2       $106.17            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.90%     Service Class 2       $106.10            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.90%     Service Class 2       $117.74             1
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        0.95%     Service Class 2       $117.72             6
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.00%     Service Class 2       $106.02            --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.10%     Service Class 2       $105.95             2
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.20%     Service Class 2       $105.87            46
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.20%     Service Class 2       $117.62             6
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.25%     Service Class 2       $117.60            11
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO........        1.34%     Service Class 2       $117.57            75

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.00%     Service Class 2       $103.53            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.25%     Service Class 2       $103.36            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.50%     Service Class 2       $103.18            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.70%     Service Class 2       $103.03            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.80%     Service Class 2       $102.96            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        0.90%     Service Class 2       $102.89            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        1.00%     Service Class 2       $102.82            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        1.10%     Service Class 2       $102.74            --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO........        1.20%     Service Class 2       $102.67             2

FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.00%     Service Class 2       $113.34            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.25%     Service Class 2       $113.14            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.50%     Service Class 2       $112.95            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.70%     Service Class 2       $112.79            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.80%     Service Class 2       $112.71            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        0.90%     Service Class 2       $112.63            --
FIDELITY(R) VIP MID CAP PORTFOLIO..............        1.00%     Service Class 2       $112.55            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                       UNITS
                                                   CONTRACT                                         OUTSTANDING
                                                   CHARGES**       SHARE CLASS*      UNIT VALUE       (000'S)
                                                 ------------   -----------------   ------------   ------------
FIDELITY(R) VIP MID CAP PORTFOLIO.............        1.10%     Service Class 2       $112.47           --
FIDELITY(R) VIP MID CAP PORTFOLIO.............        1.20%     Service Class 2       $112.39           13

GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.00%      Service Shares       $108.47           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.25%      Service Shares       $108.29           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.50%      Service Shares       $108.10           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.70%      Service Shares       $107.95           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.80%      Service Shares       $107.87           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        0.90%      Service Shares       $107.80           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        1.00%      Service Shares       $107.72           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        1.10%      Service Shares       $107.65           --
GOLDMAN SACHS VIT MID CAP VALUE FUND..........        1.20%      Service Shares       $107.57            3

INVESCO V.I. FINANCIAL SERVICES FUND..........        0.00%        Series II          $ 94.40           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.25%        Series II          $ 94.23           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.50%        Series II          $ 94.07           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.70%        Series II          $ 93.94           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.80%        Series II          $ 93.87           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        0.90%        Series II          $ 93.81           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        1.00%        Series II          $ 93.74           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        1.10%        Series II          $ 93.68           --
INVESCO V.I. FINANCIAL SERVICES FUND..........        1.20%        Series II          $ 93.61           --

INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.00%        Series II          $111.53           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.25%        Series II          $109.61           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.25%        Series II          $111.34           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.50%        Series II          $109.52           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.50%        Series II          $111.15           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.70%        Series II          $109.44           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.70%        Series II          $110.99           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.80%        Series II          $110.92           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.90%        Series II          $109.37           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.90%        Series II          $110.84           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        0.95%        Series II          $109.35            4
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.00%        Series II          $110.76           --
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.10%        Series II          $110.68            1
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.20%        Series II          $109.26            1
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.20%        Series II          $110.61           10
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.25%        Series II          $109.25            2
INVESCO V.I. GLOBAL REAL ESTATE FUND..........        1.34%        Series II          $109.21           15

INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.00%        Series II          $110.41           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.25%        Series II          $110.22           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.50%        Series II          $110.03           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.70%        Series II          $109.87           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.80%        Series II          $109.80           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        0.90%        Series II          $109.72           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        1.00%        Series II          $109.64           --
INVESCO V.I. INTERNATIONAL GROWTH FUND........        1.10%        Series II          $109.57            1
INVESCO V.I. INTERNATIONAL GROWTH FUND........        1.20%        Series II          $109.49           11

INVESCO V.I. MID CAP CORE EQUITY FUND.........        0.00%        Series II          $105.14           --
INVESCO V.I. MID CAP CORE EQUITY FUND.........        0.25%        Series II          $104.96           --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                    UNITS
                                                  CONTRACT                                       OUTSTANDING
                                                  CHARGES**      SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   ---------------   ------------   ------------
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.25%        Series II        $115.07           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.50%        Series II        $104.77           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.50%        Series II        $114.97           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.70%        Series II        $104.63           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.70%        Series II        $114.89           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.80%        Series II        $104.55           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.90%        Series II        $104.48           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.90%        Series II        $114.82           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        0.95%        Series II        $114.80            1
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.00%        Series II        $104.41           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.10%        Series II        $104.33           --
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.20%        Series II        $104.26            4
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.20%        Series II        $114.70            1
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.25%        Series II        $114.69            1
INVESCO V.I. MID CAP CORE EQUITY FUND........        1.34%        Series II        $114.65            9

INVESCO V.I. SMALL CAP EQUITY FUND...........        0.00%        Series II        $109.49           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.25%        Series II        $109.30           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.25%        Series II        $124.76           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.50%        Series II        $109.11           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.50%        Series II        $124.66           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.70%        Series II        $108.96           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.70%        Series II        $124.58           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.80%        Series II        $108.88           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.90%        Series II        $108.80           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.90%        Series II        $124.50           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        0.95%        Series II        $124.48            1
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.00%        Series II        $108.73           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.10%        Series II        $108.65           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.20%        Series II        $108.58            2
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.20%        Series II        $124.37           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.25%        Series II        $124.35           --
INVESCO V.I. SMALL CAP EQUITY FUND...........        1.34%        Series II        $124.31            2

IVY FUNDS VIP ENERGY.........................        0.00%      Common Shares      $114.48           --
IVY FUNDS VIP ENERGY.........................        0.25%      Common Shares      $114.28           --
IVY FUNDS VIP ENERGY.........................        0.25%      Common Shares      $129.01           --
IVY FUNDS VIP ENERGY.........................        0.50%      Common Shares      $114.08           --
IVY FUNDS VIP ENERGY.........................        0.50%      Common Shares      $128.90           --
IVY FUNDS VIP ENERGY.........................        0.70%      Common Shares      $113.92           --
IVY FUNDS VIP ENERGY.........................        0.70%      Common Shares      $128.82           --
IVY FUNDS VIP ENERGY.........................        0.80%      Common Shares      $113.84           --
IVY FUNDS VIP ENERGY.........................        0.90%      Common Shares      $113.76           --
IVY FUNDS VIP ENERGY.........................        0.90%      Common Shares      $128.73           --
IVY FUNDS VIP ENERGY.........................        0.95%      Common Shares      $128.71            3
IVY FUNDS VIP ENERGY.........................        1.00%      Common Shares      $113.68           --
IVY FUNDS VIP ENERGY.........................        1.10%      Common Shares      $113.60           --
IVY FUNDS VIP ENERGY.........................        1.20%      Common Shares      $113.52           10
IVY FUNDS VIP ENERGY.........................        1.20%      Common Shares      $128.61            2
IVY FUNDS VIP ENERGY.........................        1.25%      Common Shares      $128.58            1
IVY FUNDS VIP ENERGY.........................        1.34%      Common Shares      $128.55           13

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                                   UNITS
                                                                CONTRACT                                        OUTSTANDING
                                                                CHARGES**      SHARE CLASS*      UNIT VALUE       (000'S)
                                                              ------------   ----------------   ------------   ------------
IVY FUNDS VIP HIGH INCOME..................................        0.00%       Common Shares      $106.69           --
IVY FUNDS VIP HIGH INCOME..................................        0.25%       Common Shares      $106.61           --
IVY FUNDS VIP HIGH INCOME..................................        0.50%       Common Shares      $106.52           --
IVY FUNDS VIP HIGH INCOME..................................        0.70%       Common Shares      $106.45           --
IVY FUNDS VIP HIGH INCOME..................................        0.80%       Common Shares      $106.41           --
IVY FUNDS VIP HIGH INCOME..................................        0.90%       Common Shares      $106.38           --
IVY FUNDS VIP HIGH INCOME..................................        0.95%       Common Shares      $106.36            7
IVY FUNDS VIP HIGH INCOME..................................        1.00%       Common Shares      $106.34           --
IVY FUNDS VIP HIGH INCOME..................................        1.10%       Common Shares      $106.31            2
IVY FUNDS VIP HIGH INCOME..................................        1.20%       Common Shares      $106.27           10
IVY FUNDS VIP HIGH INCOME..................................        1.25%       Common Shares      $106.25            8
IVY FUNDS VIP HIGH INCOME..................................        1.34%       Common Shares      $106.22           26

IVY FUNDS VIP SMALL CAP GROWTH.............................        0.00%       Common Shares      $113.53           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.25%       Common Shares      $113.33           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.50%       Common Shares      $113.13           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.70%       Common Shares      $112.98           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.80%       Common Shares      $112.90           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        0.90%       Common Shares      $112.82           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        1.00%       Common Shares      $112.74           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        1.10%       Common Shares      $112.66           --
IVY FUNDS VIP SMALL CAP GROWTH.............................        1.20%       Common Shares      $112.58            2

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.00%      Service Shares      $113.90           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.25%      Service Shares      $113.81           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.50%      Service Shares      $113.71           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.70%      Service Shares      $113.64           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.80%      Service Shares      $113.60           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.90%      Service Shares      $113.56            2
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        0.95%      Service Shares      $113.55           14
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.00%      Service Shares      $113.53           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.10%      Service Shares      $113.49            3
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.20%      Service Shares      $113.45           29
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.25%      Service Shares      $113.43            8
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........        1.34%      Service Shares      $113.40           88

MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.00%       Service Class      $106.86           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.25%       Service Class      $106.67           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.25%       Service Class      $111.56           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.50%       Service Class      $106.49           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.50%       Service Class      $111.47           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.70%       Service Class      $106.34           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.70%       Service Class      $111.39           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.80%       Service Class      $106.26           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.90%       Service Class      $106.19           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.90%       Service Class      $111.32            1
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        0.95%       Service Class      $111.30            6
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.00%       Service Class      $106.11           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.10%       Service Class      $106.04            2
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.20%       Service Class      $105.97           15
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.20%       Service Class      $111.21            1
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................        1.25%       Service Class      $111.19            2

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                   UNITS
                                                 CONTRACT                                       OUTSTANDING
                                                 CHARGES**      SHARE CLASS*     UNIT VALUE       (000'S)
                                               ------------   ---------------   ------------   ------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO........        1.34%      Service Class      $111.16           28

MFS(R) INVESTORS GROWTH STOCK SERIES........        0.00%      Service Class      $119.42           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.25%      Service Class      $119.32           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.50%      Service Class      $119.23           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.70%      Service Class      $119.15           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.80%      Service Class      $119.11           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.90%      Service Class      $119.07           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        0.95%      Service Class      $119.05           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.00%      Service Class      $119.03           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.10%      Service Class      $118.99           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.20%      Service Class      $118.95            1
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.25%      Service Class      $118.93           --
MFS(R) INVESTORS GROWTH STOCK SERIES........        1.34%      Service Class      $118.90            2

MFS(R) INVESTORS TRUST SERIES...............        0.00%      Service Class      $102.73           --
MFS(R) INVESTORS TRUST SERIES...............        0.25%      Service Class      $102.55           --
MFS(R) INVESTORS TRUST SERIES...............        0.25%      Service Class      $115.29           --
MFS(R) INVESTORS TRUST SERIES...............        0.50%      Service Class      $102.37           --
MFS(R) INVESTORS TRUST SERIES...............        0.50%      Service Class      $115.19           --
MFS(R) INVESTORS TRUST SERIES...............        0.70%      Service Class      $102.23           --
MFS(R) INVESTORS TRUST SERIES...............        0.70%      Service Class      $115.12           --
MFS(R) INVESTORS TRUST SERIES...............        0.80%      Service Class      $102.16           --
MFS(R) INVESTORS TRUST SERIES...............        0.90%      Service Class      $102.09           --
MFS(R) INVESTORS TRUST SERIES...............        0.90%      Service Class      $115.04           --
MFS(R) INVESTORS TRUST SERIES...............        0.95%      Service Class      $115.02            1
MFS(R) INVESTORS TRUST SERIES...............        1.00%      Service Class      $102.02           --
MFS(R) INVESTORS TRUST SERIES...............        1.10%      Service Class      $101.94           --
MFS(R) INVESTORS TRUST SERIES...............        1.20%      Service Class      $101.87            8
MFS(R) INVESTORS TRUST SERIES...............        1.20%      Service Class      $114.93           --
MFS(R) INVESTORS TRUST SERIES...............        1.25%      Service Class      $114.91            1
MFS(R) INVESTORS TRUST SERIES...............        1.34%      Service Class      $114.87            6

MFS(R) TECHNOLOGY PORTFOLIO.................        0.00%      Service Class      $119.57           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.25%      Service Class      $119.47           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.50%      Service Class      $119.37           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.70%      Service Class      $119.29            1
MFS(R) TECHNOLOGY PORTFOLIO.................        0.80%      Service Class      $119.25           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.90%      Service Class      $119.21           --
MFS(R) TECHNOLOGY PORTFOLIO.................        0.95%      Service Class      $119.20            1
MFS(R) TECHNOLOGY PORTFOLIO.................        1.00%      Service Class      $119.18           --
MFS(R) TECHNOLOGY PORTFOLIO.................        1.10%      Service Class      $119.14           --
MFS(R) TECHNOLOGY PORTFOLIO.................        1.20%      Service Class      $119.10            4
MFS(R) TECHNOLOGY PORTFOLIO.................        1.25%      Service Class      $119.08            1
MFS(R) TECHNOLOGY PORTFOLIO.................        1.34%      Service Class      $119.04            9

MFS(R) UTILITIES SERIES.....................        0.00%      Service Class      $111.28           --
MFS(R) UTILITIES SERIES.....................        0.25%      Service Class      $111.19           --
MFS(R) UTILITIES SERIES.....................        0.50%      Service Class      $111.10           --
MFS(R) UTILITIES SERIES.....................        0.70%      Service Class      $111.03           --
MFS(R) UTILITIES SERIES.....................        0.80%      Service Class      $110.99           --
MFS(R) UTILITIES SERIES.....................        0.90%      Service Class      $110.95           --
MFS(R) UTILITIES SERIES.....................        0.95%      Service Class      $110.94            2

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                UNITS
                                              CONTRACT                                       OUTSTANDING
                                              CHARGES**      SHARE CLASS*     UNIT VALUE       (000'S)
                                            ------------   ---------------   ------------   ------------
MFS(R) UTILITIES SERIES..................        1.00%      Service Class      $110.92             --
MFS(R) UTILITIES SERIES..................        1.10%      Service Class      $110.88             --
MFS(R) UTILITIES SERIES..................        1.20%      Service Class      $110.84              5
MFS(R) UTILITIES SERIES..................        1.25%      Service Class      $110.83              1
MFS(R) UTILITIES SERIES..................        1.34%      Service Class      $110.79             11

MULTIMANAGER AGGRESSIVE EQUITY...........        0.25%            A            $169.83             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.50%            A            $ 99.90             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.70%            A            $ 81.90             19
MULTIMANAGER AGGRESSIVE EQUITY...........        0.90%            A            $100.86             50
MULTIMANAGER AGGRESSIVE EQUITY...........        1.00%            A            $114.80             --
MULTIMANAGER AGGRESSIVE EQUITY...........        1.20%            A            $ 88.22             23
MULTIMANAGER AGGRESSIVE EQUITY...........        1.35%            A            $130.02            811
MULTIMANAGER AGGRESSIVE EQUITY...........        1.35%            A            $136.89             39
MULTIMANAGER AGGRESSIVE EQUITY...........        1.45%            A            $ 71.74              5
MULTIMANAGER AGGRESSIVE EQUITY...........        1.75%            A            $ 75.22          6,357
MULTIMANAGER AGGRESSIVE EQUITY...........        0.25%            B            $ 77.02             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.50%            B            $ 75.07             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.70%            B            $ 80.69             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.80%            B            $178.82             --
MULTIMANAGER AGGRESSIVE EQUITY...........        0.90%            B            $ 62.06             19
MULTIMANAGER AGGRESSIVE EQUITY...........        0.90%            B            $ 74.76              5
MULTIMANAGER AGGRESSIVE EQUITY...........        0.95%            B            $ 78.41            110
MULTIMANAGER AGGRESSIVE EQUITY...........        1.00%            B            $147.70             --
MULTIMANAGER AGGRESSIVE EQUITY...........        1.10%            B            $ 77.08              9
MULTIMANAGER AGGRESSIVE EQUITY...........        1.20%            B            $ 71.76            203
MULTIMANAGER AGGRESSIVE EQUITY...........        1.25%            B            $ 82.56             16
MULTIMANAGER AGGRESSIVE EQUITY...........        1.30%            B            $ 95.64              5

MULTIMANAGER CORE BOND...................        0.25%            B            $150.75             --
MULTIMANAGER CORE BOND...................        0.50%            B            $147.39             --
MULTIMANAGER CORE BOND...................        0.70%            B            $126.83             --
MULTIMANAGER CORE BOND...................        0.70%            B            $144.74              1
MULTIMANAGER CORE BOND...................        0.80%            B            $114.18             --
MULTIMANAGER CORE BOND...................        0.90%            B            $125.32             --
MULTIMANAGER CORE BOND...................        0.90%            B            $142.14             10
MULTIMANAGER CORE BOND...................        0.95%            B            $141.49            111
MULTIMANAGER CORE BOND...................        1.00%            B            $140.85             --
MULTIMANAGER CORE BOND...................        1.10%            B            $139.58             20
MULTIMANAGER CORE BOND...................        1.20%            B            $123.07             --
MULTIMANAGER CORE BOND...................        1.20%            B            $138.31            127
MULTIMANAGER CORE BOND...................        1.25%            B            $120.66             63
MULTIMANAGER CORE BOND...................        1.30%            B            $119.52              4
MULTIMANAGER CORE BOND...................        1.34%            B            $136.56            480
MULTIMANAGER CORE BOND...................        1.35%            B            $136.43              2
MULTIMANAGER CORE BOND...................        1.45%            B            $135.19             --

MULTIMANAGER INTERNATIONAL EQUITY........        0.25%            B            $146.14             --
MULTIMANAGER INTERNATIONAL EQUITY........        0.50%            B            $142.88             --
MULTIMANAGER INTERNATIONAL EQUITY........        0.70%            B            $117.42             --
MULTIMANAGER INTERNATIONAL EQUITY........        0.70%            B            $140.31              1
MULTIMANAGER INTERNATIONAL EQUITY........        0.80%            B            $170.61             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                UNITS
                                               CONTRACT                                      OUTSTANDING
                                               CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                             ------------   --------------   ------------   ------------
MULTIMANAGER INTERNATIONAL EQUITY.........        0.90%            B           $116.01            --
MULTIMANAGER INTERNATIONAL EQUITY.........        0.90%            B           $137.79            12
MULTIMANAGER INTERNATIONAL EQUITY.........        0.95%            B           $137.17            54
MULTIMANAGER INTERNATIONAL EQUITY.........        1.00%            B           $136.55            --
MULTIMANAGER INTERNATIONAL EQUITY.........        1.10%            B           $135.31             4
MULTIMANAGER INTERNATIONAL EQUITY.........        1.20%            B           $108.06            --
MULTIMANAGER INTERNATIONAL EQUITY.........        1.20%            B           $134.08            63
MULTIMANAGER INTERNATIONAL EQUITY.........        1.25%            B           $ 71.30             8
MULTIMANAGER INTERNATIONAL EQUITY.........        1.30%            B           $ 82.90             3
MULTIMANAGER INTERNATIONAL EQUITY.........        1.34%            B           $132.38           393
MULTIMANAGER INTERNATIONAL EQUITY.........        1.35%            B           $132.26            --
MULTIMANAGER INTERNATIONAL EQUITY.........        1.45%            B           $131.06            --
MULTIMANAGER INTERNATIONAL EQUITY.........        2.75%            B           $153.10            14

MULTIMANAGER LARGE CAP CORE EQUITY........        0.25%            B           $121.07            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.50%            B           $118.37            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.70%            B           $111.38            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.70%            B           $116.24            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.80%            B           $169.44            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.90%            B           $110.05            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.90%            B           $113.13            --
MULTIMANAGER LARGE CAP CORE EQUITY........        0.90%            B           $114.16             2
MULTIMANAGER LARGE CAP CORE EQUITY........        0.95%            B           $113.64            10
MULTIMANAGER LARGE CAP CORE EQUITY........        1.00%            B           $113.13            --
MULTIMANAGER LARGE CAP CORE EQUITY........        1.10%            B           $112.10             1
MULTIMANAGER LARGE CAP CORE EQUITY........        1.20%            B           $108.08            --
MULTIMANAGER LARGE CAP CORE EQUITY........        1.20%            B           $111.08            19
MULTIMANAGER LARGE CAP CORE EQUITY........        1.25%            B           $ 82.17             2
MULTIMANAGER LARGE CAP CORE EQUITY........        1.30%            B           $ 91.70             1
MULTIMANAGER LARGE CAP CORE EQUITY........        1.34%            B           $109.67           102
MULTIMANAGER LARGE CAP CORE EQUITY........        1.35%            B           $109.57            --
MULTIMANAGER LARGE CAP CORE EQUITY........        1.45%            B           $108.58            --

MULTIMANAGER LARGE CAP VALUE..............        0.25%            B           $135.39            --
MULTIMANAGER LARGE CAP VALUE..............        0.50%            B           $132.37            --
MULTIMANAGER LARGE CAP VALUE..............        0.70%            B           $111.87            --
MULTIMANAGER LARGE CAP VALUE..............        0.70%            B           $129.99             3
MULTIMANAGER LARGE CAP VALUE..............        0.80%            B           $168.65            --
MULTIMANAGER LARGE CAP VALUE..............        0.90%            B           $110.53            --
MULTIMANAGER LARGE CAP VALUE..............        0.90%            B           $127.65             4
MULTIMANAGER LARGE CAP VALUE..............        0.95%            B           $127.07            61
MULTIMANAGER LARGE CAP VALUE..............        1.00%            B           $126.50            --
MULTIMANAGER LARGE CAP VALUE..............        1.10%            B           $125.35             5
MULTIMANAGER LARGE CAP VALUE..............        1.20%            B           $108.55            --
MULTIMANAGER LARGE CAP VALUE..............        1.20%            B           $124.21            69
MULTIMANAGER LARGE CAP VALUE..............        1.25%            B           $ 79.05            10
MULTIMANAGER LARGE CAP VALUE..............        1.30%            B           $ 88.96             2
MULTIMANAGER LARGE CAP VALUE..............        1.34%            B           $122.64           314
MULTIMANAGER LARGE CAP VALUE..............        1.35%            B           $122.53            --
MULTIMANAGER LARGE CAP VALUE..............        1.45%            B           $121.41            --

MULTIMANAGER MID CAP GROWTH...............        0.25%            B           $129.90            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                            UNITS
                                           CONTRACT                                      OUTSTANDING
                                           CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                         ------------   --------------   ------------   ------------
MULTIMANAGER MID CAP GROWTH...........        0.50%            B           $127.00            --
MULTIMANAGER MID CAP GROWTH...........        0.70%            B           $124.72             1
MULTIMANAGER MID CAP GROWTH...........        0.70%            B           $135.07            --
MULTIMANAGER MID CAP GROWTH...........        0.80%            B           $200.33            --
MULTIMANAGER MID CAP GROWTH...........        0.90%            B           $122.48             6
MULTIMANAGER MID CAP GROWTH...........        0.90%            B           $133.45            --
MULTIMANAGER MID CAP GROWTH...........        0.95%            B           $121.92            51
MULTIMANAGER MID CAP GROWTH...........        1.00%            B           $121.37            --
MULTIMANAGER MID CAP GROWTH...........        1.10%            B           $120.27             4
MULTIMANAGER MID CAP GROWTH...........        1.20%            B           $119.18            79
MULTIMANAGER MID CAP GROWTH...........        1.20%            B           $124.30            --
MULTIMANAGER MID CAP GROWTH...........        1.25%            B           $ 95.92             9
MULTIMANAGER MID CAP GROWTH...........        1.30%            B           $111.36             1
MULTIMANAGER MID CAP GROWTH...........        1.34%            B           $117.67           481
MULTIMANAGER MID CAP GROWTH...........        1.35%            B           $117.56             2
MULTIMANAGER MID CAP GROWTH...........        1.45%            B           $116.49            --
MULTIMANAGER MID CAP GROWTH...........        2.75%            B           $176.28             8

MULTIMANAGER MID CAP VALUE............        0.25%            B           $168.37            --
MULTIMANAGER MID CAP VALUE............        0.50%            B           $164.62            --
MULTIMANAGER MID CAP VALUE............        0.70%            B           $141.24            --
MULTIMANAGER MID CAP VALUE............        0.70%            B           $161.66             1
MULTIMANAGER MID CAP VALUE............        0.80%            B           $210.72            --
MULTIMANAGER MID CAP VALUE............        0.90%            B           $139.55            --
MULTIMANAGER MID CAP VALUE............        0.90%            B           $158.75             7
MULTIMANAGER MID CAP VALUE............        0.95%            B           $158.03            46
MULTIMANAGER MID CAP VALUE............        1.00%            B           $157.32            --
MULTIMANAGER MID CAP VALUE............        1.10%            B           $155.89             6
MULTIMANAGER MID CAP VALUE............        1.20%            B           $129.98            --
MULTIMANAGER MID CAP VALUE............        1.20%            B           $154.48            62
MULTIMANAGER MID CAP VALUE............        1.25%            B           $ 98.25            14
MULTIMANAGER MID CAP VALUE............        1.30%            B           $112.95             2
MULTIMANAGER MID CAP VALUE............        1.34%            B           $152.52           344
MULTIMANAGER MID CAP VALUE............        1.35%            B           $152.38            --
MULTIMANAGER MID CAP VALUE............        1.45%            B           $150.99            --
MULTIMANAGER MID CAP VALUE............        2.75%            B           $194.62             5

MULTIMANAGER MULTI-SECTOR BOND........        0.25%            A           $120.93            --
MULTIMANAGER MULTI-SECTOR BOND........        0.50%            A           $ 93.72            --
MULTIMANAGER MULTI-SECTOR BOND........        0.70%            A           $108.92             1
MULTIMANAGER MULTI-SECTOR BOND........        0.90%            A           $141.96             8
MULTIMANAGER MULTI-SECTOR BOND........        1.00%            A           $153.21            --
MULTIMANAGER MULTI-SECTOR BOND........        1.20%            A           $118.98             6
MULTIMANAGER MULTI-SECTOR BOND........        1.34%            A           $157.53           564
MULTIMANAGER MULTI-SECTOR BOND........        1.35%            A           $167.91             6
MULTIMANAGER MULTI-SECTOR BOND........        1.45%            A           $ 92.17             1
MULTIMANAGER MULTI-SECTOR BOND........        0.25%            B           $124.89            --
MULTIMANAGER MULTI-SECTOR BOND........        0.50%            B           $121.72             1
MULTIMANAGER MULTI-SECTOR BOND........        0.70%            B           $114.04            --
MULTIMANAGER MULTI-SECTOR BOND........        0.80%            B           $117.73            --
MULTIMANAGER MULTI-SECTOR BOND........        0.90%            B           $ 96.10             5
MULTIMANAGER MULTI-SECTOR BOND........        0.95%            B           $110.82           105

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                            UNITS
                                           CONTRACT                                      OUTSTANDING
                                           CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                         ------------   --------------   ------------   ------------
MULTIMANAGER MULTI-SECTOR BOND........        1.00%            B           $129.59            --
MULTIMANAGER MULTI-SECTOR BOND........        1.10%            B           $108.93            10
MULTIMANAGER MULTI-SECTOR BOND........        1.20%            B           $ 92.20           144
MULTIMANAGER MULTI-SECTOR BOND........        1.25%            B           $ 86.05            33
MULTIMANAGER MULTI-SECTOR BOND........        1.30%            B           $ 89.73             7

MULTIMANAGER SMALL CAP GROWTH.........        0.00%            B           $140.33            --
MULTIMANAGER SMALL CAP GROWTH.........        0.25%            B           $138.16            --
MULTIMANAGER SMALL CAP GROWTH.........        0.50%            B           $136.02            --
MULTIMANAGER SMALL CAP GROWTH.........        0.70%            B           $134.32             1
MULTIMANAGER SMALL CAP GROWTH.........        0.80%            B           $203.65            --
MULTIMANAGER SMALL CAP GROWTH.........        0.90%            B           $132.65             4
MULTIMANAGER SMALL CAP GROWTH.........        0.95%            B           $132.24            29
MULTIMANAGER SMALL CAP GROWTH.........        1.00%            B           $131.82            --
MULTIMANAGER SMALL CAP GROWTH.........        1.10%            B           $130.99             3
MULTIMANAGER SMALL CAP GROWTH.........        1.20%            B           $130.17            42
MULTIMANAGER SMALL CAP GROWTH.........        1.25%            B           $ 88.39             5
MULTIMANAGER SMALL CAP GROWTH.........        1.30%            B           $101.27             2
MULTIMANAGER SMALL CAP GROWTH.........        1.34%            B           $128.42            14
MULTIMANAGER SMALL CAP GROWTH.........        1.34%            B           $129.03           309
MULTIMANAGER SMALL CAP GROWTH.........        1.35%            B           $128.95             1
MULTIMANAGER SMALL CAP GROWTH.........        1.45%            B           $128.13            --

MULTIMANAGER SMALL CAP VALUE..........        0.25%            B           $184.88            --
MULTIMANAGER SMALL CAP VALUE..........        0.50%            B           $180.17             1
MULTIMANAGER SMALL CAP VALUE..........        0.70%            B           $187.20             1
MULTIMANAGER SMALL CAP VALUE..........        0.80%            B           $207.78            --
MULTIMANAGER SMALL CAP VALUE..........        0.90%            B           $182.96            13
MULTIMANAGER SMALL CAP VALUE..........        0.95%            B           $143.55            51
MULTIMANAGER SMALL CAP VALUE..........        1.00%            B           $180.88            --
MULTIMANAGER SMALL CAP VALUE..........        1.10%            B           $178.81             1
MULTIMANAGER SMALL CAP VALUE..........        1.20%            B           $176.76            70
MULTIMANAGER SMALL CAP VALUE..........        1.25%            B           $ 79.85             3
MULTIMANAGER SMALL CAP VALUE..........        1.30%            B           $ 87.23            --
MULTIMANAGER SMALL CAP VALUE..........        1.34%            B           $172.75            19
MULTIMANAGER SMALL CAP VALUE..........        1.34%            B           $173.94           622
MULTIMANAGER SMALL CAP VALUE..........        1.35%            B           $173.74             2
MULTIMANAGER SMALL CAP VALUE..........        1.45%            B           $134.66            --

MULTIMANAGER TECHNOLOGY...............        0.25%            B           $129.39            --
MULTIMANAGER TECHNOLOGY...............        0.50%            B           $126.51             1
MULTIMANAGER TECHNOLOGY...............        0.70%            B           $124.23             3
MULTIMANAGER TECHNOLOGY...............        0.70%            B           $140.96            --
MULTIMANAGER TECHNOLOGY...............        0.80%            B           $190.93            --
MULTIMANAGER TECHNOLOGY...............        0.90%            B           $122.00            10
MULTIMANAGER TECHNOLOGY...............        0.90%            B           $139.28            --
MULTIMANAGER TECHNOLOGY...............        0.95%            B           $121.45            56
MULTIMANAGER TECHNOLOGY...............        1.00%            B           $120.90            --
MULTIMANAGER TECHNOLOGY...............        1.10%            B           $119.80             9
MULTIMANAGER TECHNOLOGY...............        1.20%            B           $118.71           140
MULTIMANAGER TECHNOLOGY...............        1.25%            B           $ 98.66            17
MULTIMANAGER TECHNOLOGY...............        1.30%            B           $115.96             3

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                           UNITS
                                                          CONTRACT                                      OUTSTANDING
                                                          CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                        ------------   --------------   ------------   ------------
MULTIMANAGER TECHNOLOGY..............................        1.34%            B           $117.21           829
MULTIMANAGER TECHNOLOGY..............................        1.35%            B           $117.10             2
MULTIMANAGER TECHNOLOGY..............................        1.45%            B           $116.04             1
MULTIMANAGER TECHNOLOGY..............................        2.75%            B           $129.23            --
MULTIMANAGER TECHNOLOGY..............................        2.75%            B           $182.16             4

OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.00%            B           $107.31            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.25%            B           $107.12            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.50%            B           $106.93            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.70%            B           $106.78            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.80%            B           $106.71            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        0.90%            B           $106.64            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        1.00%            B           $106.56            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        1.10%            B           $106.49            --
OPPENHEIMER MAIN STREET FUND(R)/VA...................        1.20%            B           $106.41            --

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.00%            B           $124.21            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.25%            B           $123.99            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.50%            B           $123.78            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.70%            B           $123.60            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.80%            B           $123.52            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        0.90%            B           $123.43            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        1.00%            B           $123.35            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        1.10%            B           $123.26            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...................................        1.20%            B           $123.17             4

TARGET 2015 ALLOCATION...............................        0.00%            B           $108.03            --
TARGET 2015 ALLOCATION...............................        0.25%            B           $106.87            --
TARGET 2015 ALLOCATION...............................        0.50%            B           $105.72            --
TARGET 2015 ALLOCATION...............................        0.70%            B           $104.80             1
TARGET 2015 ALLOCATION...............................        0.80%            B           $149.56            --
TARGET 2015 ALLOCATION...............................        0.90%            B           $103.90            14
TARGET 2015 ALLOCATION...............................        0.95%            B           $103.67             4
TARGET 2015 ALLOCATION...............................        1.00%            B           $103.45            --
TARGET 2015 ALLOCATION...............................        1.10%            B           $103.00             3
TARGET 2015 ALLOCATION...............................        1.20%            B           $102.55            18
TARGET 2015 ALLOCATION...............................        1.25%            B           $ 88.66             8
TARGET 2015 ALLOCATION...............................        1.30%            B           $ 97.45            --
TARGET 2015 ALLOCATION...............................        1.34%            B           $101.92           154
TARGET 2015 ALLOCATION...............................        1.35%            B           $101.88            --
TARGET 2015 ALLOCATION...............................        1.45%            B           $101.43            --

TARGET 2025 ALLOCATION...............................        0.00%            B           $105.59            --
TARGET 2025 ALLOCATION...............................        0.25%            B           $104.45            --
TARGET 2025 ALLOCATION...............................        0.50%            B           $103.33            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
TARGET 2025 ALLOCATION.......................        0.70%            B           $102.43             3
TARGET 2025 ALLOCATION.......................        0.80%            B           $158.93            --
TARGET 2025 ALLOCATION.......................        0.90%            B           $101.54            15
TARGET 2025 ALLOCATION.......................        0.95%            B           $101.32             8
TARGET 2025 ALLOCATION.......................        1.00%            B           $101.10            --
TARGET 2025 ALLOCATION.......................        1.10%            B           $100.66            11
TARGET 2025 ALLOCATION.......................        1.20%            B           $100.22            39
TARGET 2025 ALLOCATION.......................        1.25%            B           $ 85.24             5
TARGET 2025 ALLOCATION.......................        1.30%            B           $ 94.82            --
TARGET 2025 ALLOCATION.......................        1.34%            B           $ 99.61           190
TARGET 2025 ALLOCATION.......................        1.35%            B           $ 99.57             1
TARGET 2025 ALLOCATION.......................        1.45%            B           $ 99.13            --

TARGET 2035 ALLOCATION.......................        0.00%            B           $104.18            --
TARGET 2035 ALLOCATION.......................        0.25%            B           $103.07            --
TARGET 2035 ALLOCATION.......................        0.50%            B           $101.96            --
TARGET 2035 ALLOCATION.......................        0.70%            B           $101.07             1
TARGET 2035 ALLOCATION.......................        0.80%            B           $166.25            --
TARGET 2035 ALLOCATION.......................        0.90%            B           $100.20            11
TARGET 2035 ALLOCATION.......................        0.95%            B           $ 99.98             7
TARGET 2035 ALLOCATION.......................        1.00%            B           $ 99.76            --
TARGET 2035 ALLOCATION.......................        1.10%            B           $ 99.33            10
TARGET 2035 ALLOCATION.......................        1.20%            B           $ 98.89            32
TARGET 2035 ALLOCATION.......................        1.25%            B           $ 82.80             6
TARGET 2035 ALLOCATION.......................        1.30%            B           $ 93.12            --
TARGET 2035 ALLOCATION.......................        1.34%            B           $ 98.29           152
TARGET 2035 ALLOCATION.......................        1.35%            B           $ 98.25            --
TARGET 2035 ALLOCATION.......................        1.45%            B           $ 97.82            --

TARGET 2045 ALLOCATION.......................        0.00%            B           $101.99            --
TARGET 2045 ALLOCATION.......................        0.25%            B           $100.89            --
TARGET 2045 ALLOCATION.......................        0.50%            B           $ 99.81            --
TARGET 2045 ALLOCATION.......................        0.70%            B           $ 98.94            --
TARGET 2045 ALLOCATION.......................        0.80%            B           $173.33            --
TARGET 2045 ALLOCATION.......................        0.90%            B           $ 98.09             7
TARGET 2045 ALLOCATION.......................        0.95%            B           $ 97.87             5
TARGET 2045 ALLOCATION.......................        1.00%            B           $ 97.66            --
TARGET 2045 ALLOCATION.......................        1.10%            B           $ 97.24             7
TARGET 2045 ALLOCATION.......................        1.20%            B           $ 96.81            19
TARGET 2045 ALLOCATION.......................        1.25%            B           $ 79.76             1
TARGET 2045 ALLOCATION.......................        1.30%            B           $ 90.72            --
TARGET 2045 ALLOCATION.......................        1.34%            B           $ 96.22           108
TARGET 2045 ALLOCATION.......................        1.35%            B           $ 96.18            --
TARGET 2045 ALLOCATION.......................        1.45%            B           $ 95.76            --

TEMPLETON GLOBAL BOND SECURITIES FUND........        0.00%            B           $105.16            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.25%            B           $104.98            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.50%            B           $104.80            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.70%            B           $104.65            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.80%            B           $104.58            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        0.90%            B           $104.51            --
TEMPLETON GLOBAL BOND SECURITIES FUND........        1.00%            B           $104.43            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2010

                                                                                                   UNITS
                                                  CONTRACT                                      OUTSTANDING
                                                  CHARGES**     SHARE CLASS*     UNIT VALUE       (000'S)
                                                ------------   --------------   ------------   ------------
TEMPLETON GLOBAL BOND SECURITIES FUND........        1.10%            B           $104.36           --
TEMPLETON GLOBAL BOND SECURITIES FUND........        1.20%            B           $104.29           19

----------
The accompanying notes are an integral part of these financial statements.

* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

** Contract charges reflect annual mortality and risk expenses related to the Variable Investment Options.

                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       ALL ASSET        AMERICAN CENTURY VP       AXA AGGRESSIVE
                                                      ALLOCATION*          MID CAP VALUE+           ALLOCATION*
                                                     -------------     ---------------------     ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $149,746             $  4,513              $  5,121,990
 Expenses:
  Less: Asset-based charges.........................      67,232                1,541                 3,823,396
  Less: Reduction for expense limitation............          --                   --                        --
                                                        --------             --------              ------------
  Net Expenses......................................      67,232                1,541                 3,823,396
                                                        --------             --------              ------------
NET INVESTMENT INCOME (LOSS)........................      82,514                2,972                 1,298,594
                                                        --------             --------              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      56,715               (1,002)              (31,085,468)
  Realized gain distribution from The Trusts........     255,875                   --                 7,615,069
                                                        --------             --------              ------------
 Net realized gain (loss)...........................     312,590               (1,002)              (23,470,399)
                                                        --------             --------              ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     556,472               41,650                58,710,032
                                                        --------             --------              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     869,062               40,648                35,239,633
                                                        --------             --------              ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $951,576             $ 43,620              $ 36,538,227
                                                        ========             ========              ============

                                                       AXA BALANCED       AXA CONSERVATIVE       AXA CONSERVATIVE
                                                         STRATEGY*           ALLOCATION*         GROWTH STRATEGY*
                                                      --------------     ------------------     ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  239,701           $ 2,175,799             $ 41,161
 Expenses:
  Less: Asset-based charges.........................       161,583             1,128,086               31,175
  Less: Reduction for expense limitation............            --                    --                   --
                                                        ----------           -----------             --------
  Net Expenses......................................       161,583             1,128,086               31,175
                                                        ----------           -----------             --------
NET INVESTMENT INCOME (LOSS)........................        78,118             1,047,713                9,986
                                                        ----------           -----------             --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        62,048            (1,275,538)              16,029
  Realized gain distribution from The Trusts........        96,805             4,283,769               17,042
                                                        ----------           -----------             --------
 Net realized gain (loss)...........................       158,853             3,008,231               33,071
                                                        ----------           -----------             --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     1,021,645             1,110,527              151,772
                                                        ----------           -----------             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     1,180,498             4,118,758              184,843
                                                        ----------           -----------             --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $1,258,616           $ 5,166,471             $194,829
                                                        ==========           ===========             ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      AXA CONSERVATIVE      AXA CONSERVATIVE-PLUS       AXA GROWTH
                                                         STRATEGY*               ALLOCATION*             STRATEGY*
                                                     -----------------     -----------------------     ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $17,427               $  2,875,413             $ 20,164
 Expenses:
  Less: Asset-based charges.........................        9,549                  1,697,046               15,071
  Less: Reduction for expense limitation............           --                         --                   --
                                                          -------               ------------             --------
  Net Expenses......................................        9,549                  1,697,046               15,071
                                                          -------               ------------             --------
NET INVESTMENT INCOME (LOSS)........................        7,878                  1,178,367                5,093
                                                          -------               ------------             --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        1,823                 (6,026,272)               5,026
  Realized gain distribution from The Trusts........        5,430                  4,322,159                8,915
                                                          -------               ------------             --------
 Net realized gain (loss)...........................        7,253                 (1,704,113)              13,941
                                                          -------               ------------             --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       24,661                 10,793,897               86,473
                                                          -------               ------------             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       31,914                  9,089,784              100,414
                                                          -------               ------------             --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $39,792               $ 10,268,151             $105,507
                                                          =======               ============             ========

                                                        AXA MODERATE          AXA MODERATE-PLUS         AXA TACTICAL
                                                         ALLOCATION*             ALLOCATION*           MANAGER 2000*+
                                                       -------------         ------------------        -------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  36,587,760             $ 13,233,230             $   105
 Expenses:
  Less: Asset-based charges.........................      21,677,691                9,261,924               1,075
  Less: Reduction for expense limitation............      (4,850,504)                      --                  --
                                                       -------------             ------------             -------
  Net Expenses......................................      16,827,187                9,261,924               1,075
                                                       -------------             ------------             -------
NET INVESTMENT INCOME (LOSS)........................      19,760,573                3,971,306                (970)
                                                       -------------             ------------             -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (25,023,291)             (54,111,488)              6,819
  Realized gain distribution from The Trusts........      37,526,630               20,834,987              10,270
                                                       -------------             ------------             -------
 Net realized gain (loss)...........................      12,503,339              (33,276,501)             17,089
                                                       -------------             ------------             -------
 Change in unrealized appreciation
  (depreciation) of investments.....................     102,080,469              103,286,611              28,751
                                                       -------------             ------------             -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     114,583,808               70,010,110              45,840
                                                       -------------             ------------             -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 134,344,381             $ 73,981,416             $44,870
                                                       =============             ============             =======

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                                        AXA TACTICAL
                                                           AXA TACTICAL          AXA TACTICAL             MANAGER
                                                          MANAGER 400*+         MANAGER 500*+         INTERNATIONAL*+
                                                         ---------------       ---------------       -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $     --               $ 2,573                $ 3,070
 Expenses:
  Less: Asset-based charges.........................           2,024                 3,045                  1,437
  Less: Reduction for expense limitation............              --                    --                     --
                                                            --------               -------                -------
  Net Expenses......................................           2,024                 3,045                  1,437
                                                            --------               -------                -------
NET INVESTMENT INCOME (LOSS)........................          (2,024)                 (472)                 1,633
                                                            --------               -------                -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............           7,147                 1,165                  7,490
  Realized gain distribution from The Trusts........          16,877                16,761                    401
                                                            --------               -------                -------
 Net realized gain (loss)...........................          24,024                17,926                  7,891
                                                            --------               -------                -------
 Change in unrealized appreciation
  (depreciation) of investments.....................          48,960                66,469                 22,006
                                                            --------               -------                -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          72,984                84,395                 29,897
                                                            --------               -------                -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $ 70,960               $83,923                $31,530
                                                            ========               =======                =======

                                                      EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN      EQ/AXA FRANKLIN
                                                         INTERNATIONAL*        SMALL CAP GROWTH*    SMALL CAP VALUE CORE*
                                                      --------------------   --------------------   ---------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $ 11,972,994            $    126,481            $   23,969
 Expenses:
  Less: Asset-based charges.........................        6,362,304               3,574,955               163,756
  Less: Reduction for expense limitation............               --                      --                    --
                                                         ------------            ------------            ----------
  Net Expenses......................................        6,362,304               3,574,955               163,756
                                                         ------------            ------------            ----------
NET INVESTMENT INCOME (LOSS)........................        5,610,690              (3,448,474)             (139,787)
                                                         ------------            ------------            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (37,800,030)             (3,388,695)            1,850,260
  Realized gain distribution from The Trusts........               --                      --                    --
                                                         ------------            ------------            ----------
 Net realized gain (loss)...........................      (37,800,030)             (3,388,695)            1,850,260
                                                         ------------            ------------            ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       50,509,990              84,838,262               831,376
                                                         ------------            ------------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       12,709,960              81,449,567             2,681,636
                                                         ------------            ------------            ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 18,320,650            $ 78,001,093            $2,541,849
                                                         ============            ============            ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/BLACKROCK        EQ/BLACKROCK
                                                        BASIC VALUE        INTERNATIONAL     EQ/BOSTON ADVISORS
                                                          EQUITY*             VALUE*           EQUITY INCOME*
                                                      -------------       --------------     ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  4,642,758        $  1,870,920          $ 1,240,262
 Expenses:
  Less: Asset-based charges.........................      4,532,237           3,152,141              658,373
  Less: Reduction for expense limitation............             --                  --                   --
                                                       ------------        ------------          -----------
  Net Expenses......................................      4,532,237           3,152,141              658,373
                                                       ------------        ------------          -----------
NET INVESTMENT INCOME (LOSS)........................        110,521          (1,281,221)             581,889
                                                       ------------        ------------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (14,589,250)        (27,741,994)          (5,215,382)
  Realized gain distribution from The Trusts........             --                  --                   --
                                                       ------------        ------------          -----------
 Net realized gain (loss)...........................    (14,589,250)        (27,741,994)          (5,215,382)
                                                       ------------        ------------          -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     52,989,643          40,646,625           11,655,520
                                                       ------------        ------------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     38,400,393          12,904,631            6,440,138
                                                       ------------        ------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 38,510,914        $ 11,623,410          $ 7,022,027
                                                       ============        ============          ===========

                                                        EQ/CALVERT
                                                         SOCIALLY            EQ/CAPITAL             EQ/CAPITAL
                                                       RESPONSIBLE*       GUARDIAN GROWTH*      GUARDIAN RESEARCH*
                                                      --------------     ------------------    -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $    9,793         $    73,653            $  1,174,947
 Expenses:
  Less: Asset-based charges.........................       258,216             231,245               2,046,588
  Less: Reduction for expense limitation............            --                  --                      --
                                                        ----------         -----------            ------------
  Net Expenses......................................       258,216             231,245               2,046,588
                                                        ----------         -----------            ------------
NET INVESTMENT INCOME (LOSS)........................      (248,423)           (157,592)               (871,641)
                                                        ----------         -----------            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (848,470)         (1,048,880)             (6,115,143)
  Realized gain distribution from The Trusts........            --                  --                      --
                                                        ----------         -----------            ------------
 Net realized gain (loss)...........................      (848,470)         (1,048,880)             (6,115,143)
                                                        ----------         -----------            ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     3,264,762           3,269,609              28,363,259
                                                        ----------         -----------            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     2,416,292           2,220,729              22,248,116
                                                        ----------         -----------            ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $2,167,869         $ 2,063,137            $ 21,376,475
                                                        ==========         ===========            ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      EQ/COMMON STOCK       EQ/CORE BOND            EQ/DAVIS
                                                          INDEX*               INDEX*          NEW YORK VENTURE*
                                                     ----------------      --------------     -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $  30,870,404         $ 2,800,979           $  207,726
 Expenses:
  Less: Asset-based charges.........................     29,337,622           1,617,108              308,149
  Less: Reduction for expense limitation............       (176,318)                 --                   --
                                                      -------------         -----------           ----------
  Net Expenses......................................     29,161,304           1,617,108              308,149
                                                      -------------         -----------           ----------
NET INVESTMENT INCOME (LOSS)........................      1,709,100           1,183,871             (100,423)
                                                      -------------         -----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (67,795,305)         (3,793,605)               2,000
  Realized gain distribution from The Trusts........             --                  --                   --
                                                      -------------         -----------           ----------
 Net realized gain (loss)...........................    (67,795,305)         (3,793,605)               2,000
                                                      -------------         -----------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    346,841,756           8,199,275            2,712,799
                                                      -------------         -----------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    279,046,451           4,405,670            2,714,799
                                                      -------------         -----------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 280,755,551         $ 5,589,541           $2,614,376
                                                      =============         ===========           ==========

                                                       EQ/EQUITY 500      EQ/EQUITY GROWTH       EQ/FRANKLIN
                                                          INDEX*                PLUS*           CORE BALANCED*
                                                       -------------      ----------------      --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 12,181,415         $  1,003,871         $ 2,335,683
 Expenses:
  Less: Asset-based charges.........................      9,695,660            4,469,239             989,973
  Less: Reduction for expense limitation............             --                   --                  --
                                                       ------------         ------------         -----------
  Net Expenses......................................      9,695,660            4,469,239             989,973
                                                       ------------         ------------         -----------
NET INVESTMENT INCOME (LOSS)........................      2,485,755           (3,465,368)          1,345,710
                                                       ------------         ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (15,039,948)         (17,152,389)         (6,048,422)
  Realized gain distribution from The Trusts........             --                   --                  --
                                                       ------------         ------------         -----------
 Net realized gain (loss)...........................    (15,039,948)         (17,152,389)         (6,048,422)
                                                       ------------         ------------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    105,857,109           66,107,196          11,966,210
                                                       ------------         ------------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     90,817,161           48,954,807           5,917,788
                                                       ------------         ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 93,302,916         $ 45,489,439         $ 7,263,498
                                                       ============         ============         ===========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/FRANKLIN                                    EQ/GAMCO
                                                        TEMPLETON         EQ/GAMCO MERGERS &       SMALL COMPANY
                                                       ALLOCATION*           ACQUISITIONS*             VALUE*
                                                     ---------------     --------------------     ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $   921,958             $       --           $  1,004,189
 Expenses:
  Less: Asset-based charges.........................      562,735                198,696              3,333,388
  Less: Reduction for expense limitation............           --                     --                     --
                                                      -----------             ----------           ------------
  Net Expenses......................................      562,735                198,696              3,333,388
                                                      -----------             ----------           ------------
NET INVESTMENT INCOME (LOSS)........................      359,223               (198,696)            (2,329,199)
                                                      -----------             ----------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............   (2,929,095)               (63,617)             1,116,049
  Realized gain distribution from The Trusts........           --                453,305                     --
                                                      -----------             ----------           ------------
 Net realized gain (loss)...........................   (2,929,095)               389,688              1,116,049
                                                      -----------             ----------           ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    6,503,596              1,079,315             75,552,881
                                                      -----------             ----------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    3,574,501              1,469,003             76,668,930
                                                      -----------             ----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 3,933,724             $1,270,307           $ 74,339,731
                                                      ===========             ==========           ============

                                                                                EQ/GLOBAL          EQ/INTERMEDIATE
                                                       EQ/GLOBAL BOND         MULTI-SECTOR            GOVERNMENT
                                                            PLUS*                EQUITY*             BOND INDEX*
                                                      ---------------        -------------         ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $ 2,008,839          $  4,709,022           $1,373,209
 Expenses:
  Less: Asset-based charges.........................         840,841             5,403,877            1,291,919
  Less: Reduction for expense limitation............              --                    --               (5,537)
                                                         -----------          ------------           ----------
  Net Expenses......................................         840,841             5,403,877            1,286,382
                                                         -----------          ------------           ----------
NET INVESTMENT INCOME (LOSS)........................       1,167,998              (694,855)              86,827
                                                         -----------          ------------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,741,127)          (65,208,856)             (89,707)
  Realized gain distribution from The Trusts........              --                    --                   --
                                                         -----------          ------------           ----------
 Net realized gain (loss)...........................      (1,741,127)          (65,208,856)             (89,707)
                                                         -----------          ------------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       3,661,433           107,057,501            3,186,039
                                                         -----------          ------------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       1,920,306            41,848,645            3,096,332
                                                         -----------          ------------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 3,088,304          $ 41,153,790           $3,183,159
                                                         ===========          ============           ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      EQ/INTERNATIONAL    EQ/INTERNATIONAL    EQ/JPMORGAN VALUE
                                                         CORE PLUS*            GROWTH*          OPPORTUNITIES*
                                                      ----------------    ----------------    -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,474,229         $   505,365        $   601,281
 Expenses:
  Less: Asset-based charges.........................       1,674,826             655,141            592,469
  Less: Reduction for expense limitation............              --                  --                 --
                                                        ------------         -----------        -----------
  Net Expenses......................................       1,674,826             655,141            592,469
                                                        ------------         -----------        -----------
NET INVESTMENT INCOME (LOSS)........................         799,403            (149,776)             8,812
                                                        ------------         -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (16,506,522)         (1,872,504)        (5,901,870)
  Realized gain distribution from The Trusts........              --                  --                 --
                                                        ------------         -----------        -----------
 Net realized gain (loss)...........................     (16,506,522)         (1,872,504)        (5,901,870)
                                                        ------------         -----------        -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      26,869,302           9,318,680         10,734,949
                                                        ------------         -----------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      10,362,780           7,446,176          4,833,079
                                                        ------------         -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $ 11,162,183         $ 7,296,400        $ 4,841,891
                                                        ============         ===========        ===========

                                                         EQ/LARGE CAP        EQ/LARGE CAP      EQ/LARGE CAP
                                                          CORE PLUS*        GROWTH INDEX*      GROWTH PLUS*
                                                         ------------       -------------     -------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $   151,896         $ 1,100,626       $    839,808
 Expenses:
  Less: Asset-based charges.........................         187,086           1,488,831          2,967,691
  Less: Reduction for expense limitation............              --                  --                 --
                                                         -----------         -----------       ------------
  Net Expenses......................................         187,086           1,488,831          2,967,691
                                                         -----------         -----------       ------------
NET INVESTMENT INCOME (LOSS)........................         (35,190)           (388,205)        (2,127,883)
                                                         -----------         -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,511,752)           (287,544)         7,788,621
  Realized gain distribution from The Trusts........       1,149,698                  --                 --
                                                         -----------         -----------       ------------
 Net realized gain (loss)...........................        (362,054)           (287,544)         7,788,621
                                                         -----------         -----------       ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       2,210,061          16,262,601         22,078,180
                                                         -----------         -----------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       1,848,007          15,975,057         29,866,801
                                                         -----------         -----------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 1,812,817         $15,586,852       $ 27,738,918
                                                         ===========         ===========       ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/LARGE CAP       EQ/LARGE CAP         EQ/LORD ABBETT
                                                       VALUE INDEX*        VALUE PLUS*       GROWTH AND INCOME*
                                                     ---------------    ----------------    --------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $   224,513         $ 10,670,771         $    82,933
 Expenses:
  Less: Asset-based charges.........................       190,858           10,305,285             211,955
  Less: Reduction for expense limitation............            --                   --                  --
                                                       -----------         ------------         -----------
  Net Expenses......................................       190,858           10,305,285             211,955
                                                       -----------         ------------         -----------
NET INVESTMENT INCOME (LOSS)........................        33,655              365,486            (129,022)
                                                       -----------         ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (3,674,980)         (98,752,917)         (1,164,326)
  Realized gain distribution from The Trusts........            --                   --                  --
                                                       -----------         ------------         -----------
 Net realized gain (loss)...........................    (3,674,980)         (98,752,917)         (1,164,326)
                                                       -----------         ------------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     5,516,930          183,972,373           3,817,547
                                                       -----------         ------------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     1,841,950           85,219,456           2,653,221
                                                       -----------         ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 1,875,605         $ 85,584,942         $ 2,524,199
                                                       ===========         ============         ===========

                                                        EQ/LORD ABBETT       EQ/MID CAP          EQ/MID CAP
                                                       LARGE CAP CORE*         INDEX*            VALUE PLUS*
                                                       ---------------      ------------        ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $  136,133        $  2,212,931        $  4,566,936
 Expenses:
  Less: Asset-based charges.........................         395,928           3,770,243           5,936,030
  Less: Reduction for expense limitation............              --                  --                  --
                                                          ----------        ------------        ------------
  Net Expenses......................................         395,928           3,770,243           5,936,030
                                                          ----------        ------------        ------------
NET INVESTMENT INCOME (LOSS)........................        (259,795)         (1,557,312)         (1,369,094)
                                                          ----------        ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       1,316,134         (25,466,831)        (64,350,366)
  Realized gain distribution from The Trusts........              --                  --                  --
                                                          ----------        ------------        ------------
 Net realized gain (loss)...........................       1,316,134         (25,466,831)        (64,350,366)
                                                          ----------        ------------        ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       3,347,234          91,991,335         153,017,919
                                                          ----------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       4,663,368          66,524,504          88,667,553
                                                          ----------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $4,403,573        $ 64,967,192        $ 87,298,459
                                                          ==========        ============        ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                        EQ/MONEY           EQ/MONTAG &         EQ/MORGAN STANLEY
                                                         MARKET*         CALDWELL GROWTH*       MID CAP GROWTH*
                                                     -------------      -----------------     -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $     76,222          $  215,676           $    142,338
 Expenses:
  Less: Asset-based charges.........................     1,633,413             456,300              1,471,647
  Less: Reduction for expense limitation............            --                  --                     --
                                                      ------------          ----------           ------------
  Net Expenses......................................     1,633,413             456,300              1,471,647
                                                      ------------          ----------           ------------
NET INVESTMENT INCOME (LOSS)........................    (1,557,191)           (240,624)            (1,329,309)
                                                      ------------          ----------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (27,675)           (221,111)             9,411,235
  Realized gain distribution from The Trusts........            --                  --                114,819
                                                      ------------          ----------           ------------
 Net realized gain (loss)...........................       (27,675)           (221,111)             9,526,054
                                                      ------------          ----------           ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        39,117           3,091,944             24,597,898
                                                      ------------          ----------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        11,442           2,870,833             34,123,952
                                                      ------------          ----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ (1,545,749)         $2,630,209           $ 32,794,643
                                                      ============          ==========           ============

                                                          EQ/MUTUAL         EQ/OPPENHEIMER     EQ/PIMCO ULTRA
                                                      LARGE CAP EQUITY*         GLOBAL*          SHORT BOND*
                                                      -----------------     --------------     --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $     542,077         $  186,356       $     501,920
 Expenses:
  Less: Asset-based charges.........................          377,909            360,347           1,899,766
  Less: Reduction for expense limitation............               --                 --                  --
                                                        -------------         ----------       -------------
  Net Expenses......................................          377,909            360,347           1,899,766
                                                        -------------         ----------       -------------
NET INVESTMENT INCOME (LOSS)........................          164,168           (173,991)         (1,397,846)
                                                        -------------         ----------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (2,642,471)          (229,922)         (4,458,221)
  Realized gain distribution from The Trusts........               --                 --                  --
                                                        -------------         ----------       -------------
 Net realized gain (loss)...........................       (2,642,471)          (229,922)         (4,458,221)
                                                        -------------         ----------       -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        5,403,690          4,496,006           5,236,570
                                                        -------------         ----------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        2,761,219          4,266,084             778,349
                                                        -------------         ----------       -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $   2,925,387         $4,092,093       $    (619,497)
                                                        =============         ==========       =============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                       EQ/QUALITY BOND      EQ/SMALL COMPANY       EQ/T. ROWE PRICE
                                                            PLUS*                INDEX*              GROWTH STOCK*
                                                      ----------------     ------------------     ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $ 17,034,403         $  1,645,530            $         --
 Expenses:
  Less: Asset-based charges.........................       2,041,515            2,144,325               1,424,940
  Less: Reduction for expense limitation............              --                   --                      --
                                                        ------------         ------------            ------------
  Net Expenses......................................       2,041,515            2,144,325               1,424,940
                                                        ------------         ------------            ------------
NET INVESTMENT INCOME (LOSS)........................      14,992,888             (498,795)             (1,424,940)
                                                        ------------         ------------            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,768,967)         (17,107,096)             (2,802,618)
  Realized gain distribution from The Trusts........              --                   --                      --
                                                        ------------         ------------            ------------
 Net realized gain (loss)...........................      (1,768,967)         (17,107,096)             (2,802,618)
                                                        ------------         ------------            ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      (5,366,276)          55,486,871              21,153,042
                                                        ------------         ------------            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      (7,135,243)          38,379,775              18,350,424
                                                        ------------         ------------            ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $  7,857,645         $ 37,880,980            $ 16,925,484
                                                        ============         ============            ============

                                                        EQ/TEMPLETON        EQ/UBS GROWTH &         EQ/VAN KAMPEN
                                                       GLOBAL EQUITY*           INCOME*               COMSTOCK*
                                                       --------------       ---------------         -------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $   428,660           $   155,170            $   265,356
 Expenses:
  Less: Asset-based charges.........................        365,052               272,238                261,198
  Less: Reduction for expense limitation............             --                    --                     --
                                                        -----------           -----------            -----------
  Net Expenses......................................        365,052               272,238                261,198
                                                        -----------           -----------            -----------
NET INVESTMENT INCOME (LOSS)........................         63,608              (117,068)                 4,158
                                                        -----------           -----------            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (2,947,614)           (1,595,271)            (1,121,223)
  Realized gain distribution from The Trusts........             --                    --                     --
                                                        -----------           -----------            -----------
 Net realized gain (loss)...........................     (2,947,614)           (1,595,271)            (1,121,223)
                                                        -----------           -----------            -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      4,817,139             4,095,661              3,851,791
                                                        -----------           -----------            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      1,869,525             2,500,390              2,730,568
                                                        -----------           -----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $ 1,933,133           $ 2,383,322            $ 2,734,726
                                                        ===========           ===========            ===========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      EQ/WELLS FARGO       FIDELITY(R) VIP      FIDELITY(R) VIP
                                                        ADVANTAGE           CONTRAFUND(R)        EQUITY-INCOME
                                                      OMEGA GROWTH*           PORTFOLIO+           PORTFOLIO+
                                                      --------------       ---------------      ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $     7,338            $  115,724            $ 2,519
 Expenses:
  Less: Asset-based charges.........................       711,349                32,655                587
  Less: Reduction for expense limitation............            --                    --                 --
                                                       -----------            ----------            -------
  Net Expenses......................................       711,349                32,655                587
                                                       -----------            ----------            -------
NET INVESTMENT INCOME (LOSS)........................      (704,011)               83,069              1,932
                                                       -----------            ----------            -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       588,469                23,706              1,826
  Realized gain distribution from The Trusts........     1,895,524                22,013                 --
                                                       -----------            ----------            -------
 Net realized gain (loss)...........................     2,483,993                45,719              1,826
                                                       -----------            ----------            -------
 Change in unrealized appreciation
  (depreciation) of investments.....................     7,873,233               924,926             15,561
                                                       -----------            ----------            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    10,357,226               970,645             17,387
                                                       -----------            ----------            -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 9,653,215            $1,053,714            $19,319
                                                       ===========            ==========            =======

                                                      FIDELITY(R) VIP      GOLDMAN SACHS VIT       INVESCO V.I.
                                                          MID CAP               MID CAP             FINANCIAL
                                                         PORTFOLIO+           VALUE FUND+         SERVICES FUND+
                                                      ---------------      -----------------      --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $  1,598               $ 1,392               $   --
 Expenses:
  Less: Asset-based charges.........................        4,518                   960                  114
  Less: Reduction for expense limitation............           --                    --                   --
                                                         --------               -------               ------
  Net Expenses......................................        4,518                   960                  114
                                                         --------               -------               ------
NET INVESTMENT INCOME (LOSS)........................       (2,920)                  432                 (114)
                                                         --------               -------               ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        5,471                 2,210                1,051
  Realized gain distribution from The Trusts........        2,100                    --                   --
                                                         --------               -------               ------
 Net realized gain (loss)...........................        7,571                 2,210                1,051
                                                         --------               -------               ------
 Change in unrealized appreciation
  (depreciation) of investments.....................      126,514                34,311                2,548
                                                         --------               -------               ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      134,085                36,521                3,599
                                                         --------               -------               ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $131,165               $36,953               $3,485
                                                         ========               =======               ======

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                         INVESCO V.I.         INVESCO V.I.        INVESCO V.I.
                                                      GLOBAL REAL ESTATE     INTERNATIONAL          MID CAP
                                                             FUND+            GROWTH FUND+     CORE EQUITY FUND+
                                                      ------------------     -------------     -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $ 9,888             $ 8,104            $    467
 Expenses:
  Less: Asset-based charges.........................          7,038               3,383               3,666
  Less: Reduction for expense limitation............             --                  --                  --
                                                            -------             -------            --------
  Net Expenses......................................          7,038               3,383               3,666
                                                            -------             -------            --------
NET INVESTMENT INCOME (LOSS)........................          2,850               4,721              (3,199)
                                                            -------             -------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         10,872               4,023               3,524
  Realized gain distribution from The Trusts........             --                  --                  --
                                                            -------             -------            --------
 Net realized gain (loss)...........................         10,872               4,023               3,524
                                                            -------             -------            --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         72,834              74,627              92,677
                                                            -------             -------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         83,706              78,650              96,201
                                                            -------             -------            --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $86,556             $83,371            $ 93,002
                                                            =======             =======            ========

                                                          INVESCO V.I.
                                                            SMALL CAP         IVY FUNDS VIP       IVY FUNDS VIP
                                                          EQUITY FUND+           ENERGY+          HIGH INCOME+
                                                         --------------      ---------------     --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $     --            $      1            $     --
 Expenses:
  Less: Asset-based charges.........................           1,559               6,507               8,823
  Less: Reduction for expense limitation............              --                  --                  --
                                                            --------            --------            --------
  Net Expenses......................................           1,559               6,507               8,823
                                                            --------            --------            --------
NET INVESTMENT INCOME (LOSS)........................          (1,559)             (6,506)             (8,823)
                                                            --------            --------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............          13,047              78,997              24,963
  Realized gain distribution from The Trusts........              --                  --                  --
                                                            --------            --------            --------
 Net realized gain (loss)...........................          13,047              78,997              24,963
                                                            --------            --------            --------
 Change in unrealized appreciation
  (depreciation) of investments.....................          57,945             275,589              74,964
                                                            --------            --------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          70,992             354,586              99,927
                                                            --------            --------            --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $ 69,433            $348,080            $ 91,104
                                                            ========            ========            ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                      IVY FUNDS VIP      LAZARD RETIREMENT
                                                        SMALL CAP         EMERGING MARKETS       MFS(R) INTERNATIONAL
                                                         GROWTH+         EQUITY PORTFOLIO+         VALUE PORTFOLIO+
                                                      -------------      -----------------      ----------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $    --               $146,445                $      --
 Expenses:
  Less: Asset-based charges.........................        850                 28,977                   12,861
  Less: Reduction for expense limitation............         --                     --                       --
                                                        -------               --------                ---------
  Net Expenses......................................        850                 28,977                   12,861
                                                        -------               --------                ---------
NET INVESTMENT INCOME (LOSS)........................       (850)               117,468                  (12,861)
                                                        -------               --------                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        531                 30,515                   24,590
  Realized gain distribution from The Trusts........         --                     --                       --
                                                        -------               --------                ---------
 Net realized gain (loss)...........................        531                 30,515                   24,590
                                                        -------               --------                ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................     39,189                263,453                  214,831
                                                        -------               --------                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     39,720                293,968                  239,421
                                                        -------               --------                ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $38,870               $411,436                $ 226,560
                                                        =======               ========                =========

                                                     MFS(R) INVESTORS
                                                       GROWTH STOCK       MFS(R) INVESTORS       MFS(R) TECHNOLOGY
                                                          SERIES+           TRUST SERIES+           PORTFOLIO+
                                                       -------------      ----------------       -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $    --              $     --               $     --
 Expenses:
  Less: Asset-based charges.........................         540                 4,556                  3,170
  Less: Reduction for expense limitation............          --                    --                     --
                                                         -------              --------               --------
  Net Expenses......................................         540                 4,556                  3,170
                                                         -------              --------               --------
NET INVESTMENT INCOME (LOSS)........................        (540)               (4,556)                (3,170)
                                                         -------              --------               --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         658                 2,081                 25,780
  Realized gain distribution from The Trusts........          --                    --                     --
                                                         -------              --------               --------
 Net realized gain (loss)...........................         658                 2,081                 25,780
                                                         -------              --------               --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      12,697               109,929                 43,770
                                                         -------              --------               --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      13,355               112,010                 69,550
                                                         -------              --------               --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $12,815              $107,454               $ 66,380
                                                         =======              ========               ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                             MULTIMANAGER
                                                      MFS(R) UTILITIES        AGGRESSIVE        MULTIMANAGER
                                                           SERIES+              EQUITY*          CORE BOND*
                                                      ----------------      -------------       ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $     --          $  4,859,273         $2,849,337
 Expenses:
  Less: Asset-based charges.........................         3,705             7,468,813          1,274,898
  Less: Reduction for expense limitation............            --            (1,550,785)                --
                                                          --------          ------------         ----------
  Net Expenses......................................         3,705             5,918,028          1,274,898
                                                          --------          ------------         ----------
NET INVESTMENT INCOME (LOSS)........................        (3,705)           (1,058,755)         1,574,439
                                                          --------          ------------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        10,255           (18,591,492)         1,171,769
  Realized gain distribution from The Trusts........            --                    --          1,470,087
                                                          --------          ------------         ----------
 Net realized gain (loss)...........................        10,255           (18,591,492)         2,641,856
                                                          --------          ------------         ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        60,304           110,198,763            120,226
                                                          --------          ------------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        70,559            91,607,271          2,762,082
                                                          --------          ------------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $ 66,854          $ 90,548,516         $4,336,521
                                                          ========          ============         ==========

                                                        MULTIMANAGER        MULTIMANAGER       MULTIMANAGER
                                                        INTERNATIONAL        LARGE CAP          LARGE CAP
                                                           EQUITY*          CORE EQUITY*          VALUE*
                                                      ---------------      -------------       ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,080,459        $    38,547         $   476,570
 Expenses:
  Less: Asset-based charges.........................         908,226            188,384             690,062
  Less: Reduction for expense limitation............              --                 --                  --
                                                        ------------        -----------         -----------
  Net Expenses......................................         908,226            188,384             690,062
                                                        ------------        -----------         -----------
NET INVESTMENT INCOME (LOSS)........................       1,172,233           (149,837)           (213,492)
                                                        ------------        -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (11,273,751)        (1,097,537)         (5,898,995)
  Realized gain distribution from The Trusts........              --                 --                  --
                                                        ------------        -----------         -----------
 Net realized gain (loss)...........................     (11,273,751)        (1,097,537)         (5,898,995)
                                                        ------------        -----------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      13,941,930          2,640,215          12,270,656
                                                        ------------        -----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       2,668,179          1,542,678           6,371,661
                                                        ------------        -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $  3,840,412        $ 1,392,841         $ 6,158,169
                                                        ============        ===========         ===========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                        MULTIMANAGER         MULTIMANAGER           MULTIMANAGER
                                                      MID CAP GROWTH*       MID CAP VALUE*       MULTI-SECTOR BOND*
                                                     ----------------      ---------------      -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $         --          $    500,301           $ 3,422,482
 Expenses:
  Less: Asset-based charges.........................        864,448               828,637             1,554,364
  Less: Reduction for expense limitation............             --                    --                    --
                                                       ------------          ------------           -----------
  Net Expenses......................................        864,448               828,637             1,554,364
                                                       ------------          ------------           -----------
NET INVESTMENT INCOME (LOSS)........................       (864,448)             (328,336)            1,868,118
                                                       ------------          ------------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (2,990,864)           (3,274,390)           (8,626,841)
  Realized gain distribution from The Trusts........             --                    --                    --
                                                       ------------          ------------           -----------
 Net realized gain (loss)...........................     (2,990,864)           (3,274,390)           (8,626,841)
                                                       ------------          ------------           -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     19,385,816            17,560,417            13,128,936
                                                       ------------          ------------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     16,394,952            14,286,027             4,502,095
                                                       ------------          ------------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 15,530,504          $ 13,957,691           $ 6,370,213
                                                       ============          ============           ===========

                                                         MULTIMANAGER         MULTIMANAGER         MULTIMANAGER
                                                      SMALL CAP GROWTH*     SMALL CAP VALUE*        TECHNOLOGY*
                                                      -----------------     ----------------       ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $         --         $    179,771         $         --
 Expenses:
  Less: Asset-based charges.........................          587,147            1,592,052            1,481,261
  Less: Reduction for expense limitation............               --                   --                   --
                                                         ------------         ------------         ------------
  Net Expenses......................................          587,147            1,592,052            1,481,261
                                                         ------------         ------------         ------------
NET INVESTMENT INCOME (LOSS)........................         (587,147)          (1,412,281)          (1,481,261)
                                                         ------------         ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (3,624,890)         (18,347,017)          (4,043,575)
  Realized gain distribution from The Trusts........               --                   --                   --
                                                         ------------         ------------         ------------
 Net realized gain (loss)...........................       (3,624,890)         (18,347,017)          (4,043,575)
                                                         ------------         ------------         ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       15,038,194           44,919,404           23,048,143
                                                         ------------         ------------         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       11,413,304           26,572,387           19,004,568
                                                         ------------         ------------         ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 10,826,157         $ 25,160,106         $ 17,523,307
                                                         ============         ============         ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                           PIMCO VARIABLE
                                                      OPPENHEIMER          INSURANCE TRUST
                                                      MAIN STREET      COMMODITYREALRETURN(R)     TARGET 2015
                                                      FUND(R)/VA+        STRATEGY PORTFOLIO+      ALLOCATION*
                                                      -----------      ----------------------    ------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $   --                 $16,196            $  268,455
 Expenses:
  Less: Asset-based charges.........................       161                   1,178               229,411
  Less: Reduction for expense limitation............        --                      --                    --
                                                        ------                 -------            ----------
  Net Expenses......................................       161                   1,178               229,411
                                                        ------                 -------            ----------
NET INVESTMENT INCOME (LOSS)........................      (161)                 15,018                39,044
                                                        ------                 -------            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       342                     952              (656,193)
  Realized gain distribution from The Trusts........        --                   7,948               106,680
                                                        ------                 -------            ----------
 Net realized gain (loss)...........................       342                   8,900              (549,513)
                                                        ------                 -------            ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     4,347                  32,421             2,119,768
                                                        ------                 -------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     4,689                  41,321             1,570,255
                                                        ------                 -------            ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $4,528                 $56,339            $1,609,299
                                                        ======                 =======            ==========

                                                        TARGET 2025         TARGET 2035          TARGET 2045
                                                        ALLOCATION*         ALLOCATION*          ALLOCATION*
                                                       -------------        ------------         -----------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $     335,626        $  246,152           $  146,948
 Expenses:
  Less: Asset-based charges.........................         295,438           224,369              151,178
  Less: Reduction for expense limitation............              --                --                   --
                                                       -------------        ----------           ----------
  Net Expenses......................................         295,438           224,369              151,178
                                                       -------------        ----------           ----------
NET INVESTMENT INCOME (LOSS)........................          40,188            21,783               (4,230)
                                                       -------------        ----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (1,139,682)         (666,137)            (516,787)
  Realized gain distribution from The Trusts........          41,002            56,263               67,172
                                                       -------------        ----------           ----------
 Net realized gain (loss)...........................      (1,098,680)         (609,874)            (449,615)
                                                       -------------        ----------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       3,563,709         2,680,639            1,917,089
                                                       -------------        ----------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       2,465,029         2,070,765            1,467,474
                                                       -------------        ----------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $   2,505,217        $2,092,548           $1,463,244
                                                       =============        ==========           ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                           TEMPLETON
                                                          GLOBAL BOND
                                                        SECURITIES FUND+
                                                       -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................       $  1,573
 Expenses:
  Less: Asset-based charges.........................          5,339
  Less: Reduction for expense limitation............             --
                                                           --------
  Net Expenses......................................          5,339
                                                           --------
NET INVESTMENT INCOME (LOSS)........................         (3,766)
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............          1,831
  Realized gain distribution from The Trusts........            284
                                                           --------
 Net realized gain (loss)...........................          2,115
                                                           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         43,778
                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         45,893
                                                           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................       $ 42,127
                                                           ========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

+ Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AMERICAN CENTURY
                                                           ALL ASSET                VP MID CAP              AXA AGGRESSIVE
                                                        ALLOCATION* (m)             VALUE (n)                 ALLOCATION*
                                                 -----------------------------  -----------------  ---------------------------------
                                                       2010           2009             2010              2010             2009
                                                 --------------- -------------  -----------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $    82,514    $   30,934        $  2,972        $   1,298,594    $    (247,451)
 Net realized gain (loss) on investments........       312,590        26,500          (1,002)         (23,470,399)        (894,740)
 Change in unrealized appreciation
  (depreciation) of investments.................       556,472       (17,554)         41,650           58,710,032       50,664,647
                                                   -----------    ----------        --------        -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................       951,576        39,880          43,620           36,538,227       49,522,456
                                                   -----------    ----------        --------        -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     2,183,904       215,259         351,651           77,955,513       69,728,140
  Transfers between funds including
   guaranteed interest account, net.............     7,065,969     1,788,753          77,518             (304,606)      10,507,488
  Transfers for contract benefits and
   terminations.................................      (316,477)         (848)           (571)         (20,477,833)     (11,791,017)
  Contract maintenance charges..................        (3,758)          (70)            (33)            (783,346)        (590,373)
  Adjustments to net assets allocated to
   contracts in payout period...................            --            --              --                   --               --
                                                   -----------    ----------        --------        -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     8,929,638     2,003,094         428,565           56,389,728       67,854,238
                                                   -----------    ----------        --------        -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,904           169              --                6,000               --
                                                   -----------    ----------        --------        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............     9,883,118     2,043,143         472,185           92,933,955      117,376,694
NET ASSETS -- BEGINNING OF PERIOD...............     2,043,143            --              --          264,078,290      146,701,596
                                                   -----------    ----------        --------        -------------    -------------
NET ASSETS -- END OF PERIOD.....................   $11,926,261    $2,043,143        $472,185        $ 357,012,245    $ 264,078,290
                                                   ===========    ==========        ========        =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            91            20              --                  948            1,054
 Redeemed.......................................           (10)           --              --                 (472)            (372)
                                                   -----------    ----------        --------        -------------    -------------
 Net Increase (Decrease)........................            81            20              --                  476              682
                                                   ===========    ==========        ========        =============    =============
UNIT ACTIVITY CLASS II
 Issued.........................................            --            --               5                   --               --
 Redeemed.......................................            --            --              (1)                  --               --
                                                   -----------    ----------        --------        -------------    -------------
 Net Increase (Decrease)........................            --            --               4                   --               --
                                                   ===========    ==========        =========       =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                      AXA BALANCED              AXA CONSERVATIVE               AXA CONSERVATIVE
                                                     STRATEGY* (a)                ALLOCATION*                GROWTH STRATEGY* (a)
                                               ------------------------   ---------------------------   ----------------------------
                                                   2010         2009          2010          2009            2010             2009
                                               -----------   ----------   ------------   ------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    78,118   $   50,643   $  1,047,713   $    827,721    $    9,986   $   10,450
 Net realized gain (loss) on investments........      158,853       35,639      3,008,231     (1,567,981)       33,071       12,381
 Change in unrealized appreciation
  (depreciation) of investments.................    1,021,645       54,313      1,110,527      6,178,939       151,772       20,394
                                                  -----------   ----------   ------------   ------------    ----------   ----------
 Net Increase (decrease) in net assets from
  operations....................................    1,258,616      140,595      5,166,471      5,438,679       194,829       43,225
                                                  -----------   ----------   ------------   ------------    ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........   14,675,323    5,608,136     20,458,209     15,923,956     2,439,028    1,267,961
  Transfers between funds including
   guaranteed interest account, net.............          393      371,574      8,546,606      6,744,587            --      (21,993)
  Transfers for contract benefits and
   terminations.................................     (364,275)     (82,716)    (8,992,156)    (5,699,977)      (40,925)    (148,494)
  Contract maintenance charges..................      (56,216)         (19)      (119,803)       (84,454)      (11,135)         (38)
  Adjustments to net assets allocated to
   contracts in payout period...................           --           --             --             --            --           --
                                                  -----------   ----------   ------------   ------------    ----------   ----------
Net increase (decrease) in net assets from
 contractowners transactions....................   14,255,225    5,896,975     19,892,856     16,884,112     2,386,968    1,097,436
                                                  -----------   ----------   ------------   ------------    ----------   ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          839         (237)          --             --              --           --
                                                  -----------   ----------   ------------   ------------    ----------   ----------
INCREASE (DECREASE) IN NET ASSETS...............   15,514,680    6,037,333     25,059,327     22,322,791     2,581,797    1,140,661
NET ASSETS -- BEGINNING OF PERIOD...............    6,037,333         --       78,156,007     55,833,216     1,140,661         --
                                                  -----------   ----------   ------------   ------------    ----------   ----------
NET ASSETS -- END OF PERIOD.....................  $21,552,013   $6,037,333   $103,215,334   $ 78,156,007    $3,722,458   $1,140,661
                                                  ===========   ==========   ============   ============    ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................           10            4             --             --            --              --
 Redeemed ...................................          (11)          --             --             --            --              --
                                               -----------   ----------   ------------   ------------    ----------      ----------
 Net Increase (Decrease) ....................           (1)           4             --             --            --              --
                                               ===========   ==========   ============   ============    ==========      ==========
UNIT ACTIVITY CLASS B
 Issued .....................................          128           52            384            367            24              12
 Redeemed ...................................           (3)          (1)          (207)          (205)           (3)             (2)
                                               -----------   ----------   ------------   ------------    ----------      ----------
 Net Increase (Decrease) ....................          125           51            177            162            21              10
                                               ===========   ==========   ============   ============    ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                    AXA CONSERVATIVE         AXA CONSERVATIVE-PLUS            AXA GROWTH
                                                       STRATEGY*                  ALLOCATION*                STRATEGY* (b)
                                                 ----------------------   ---------------------------   -----------------------
                                                    2010         2009         2010          2009            2010         2009
                                                 ----------   ---------   ------------   ------------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $    7,878   $   3,569   $  1,178,367   $    815,886   $    5,093   $    8,968
 Net realized gain (loss) on investments........         7,253       3,445     (1,704,113)      (737,736)      13,941       14,956
 Change in unrealized appreciation
  (depreciation) of investments.................        24,661      (1,652)    10,793,897     12,108,048       86,473       12,851
                                                    ----------   ---------   ------------   ------------   ----------   ----------
 Net Increase (decrease) in net assets from
  operations....................................        39,792       5,362     10,268,151     12,186,198      105,507       36,775
                                                    ----------   ---------   ------------   ------------   ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,184,693     436,247     33,435,469     28,768,650           --           --
  Transfers between funds including
   guaranteed interest account, net.............       (10,830)    (22,016)     1,669,624      5,890,218      (14,458)   1,446,517
  Transfers for contract benefits and
   terminations.................................       (11,949)   (144,372)   (13,452,907)    (8,216,734)     (30,298)      (9,185)
  Contract maintenance charges..................        (2,033)        (38)      (277,426)      (194,931)          --           --
  Adjustments to net assets allocated to
   contracts in payout period...................            --          --             --             --           --           --
                                                    ----------   ---------   ------------   ------------   ----------   ----------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,159,881     269,821     21,374,760     26,247,203      (44,756)   1,437,332
                                                    ----------   ---------   ------------   ------------   ----------   ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           178          19             --          3,503           --           49
                                                    ----------   ---------   ------------   ------------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS...............     1,199,851     275,202     31,642,911     38,436,904       60,751    1,474,156
NET ASSETS -- BEGINNING OF PERIOD...............       275,202          --    118,189,637     79,752,733    1,474,156           --
                                                    ----------   ---------   ------------   ------------   ----------   ----------
NET ASSETS -- END OF PERIOD.....................    $1,475,053   $ 275,202   $149,832,548   $118,189,637   $1,534,907   $1,474,156
                                                    ==========   =========   ============   ============   ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................            --          --             --             --            6           18
 Redeemed ...................................            --          --             --             --           (7)          (4)
                                                 ----------   ---------   ------------   ------------   ----------   ----------
 Net Increase (Decrease) ....................            --          --             --             --           (1)          14
                                                 ==========   =========   ============   ============   ==========   ==========
UNIT ACTIVITY CLASS B
 Issued .....................................            10           5            462            457           --           --
 Redeemed ...................................            --          (2)          (274)          (201)          --           --
                                                 ----------   ---------   ------------   ------------   ----------   ----------
 Net Increase (Decrease) ....................            10           3            188            256           --           --
                                                 ==========   =========   ============   ============   ==========   ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                          AXA MODERATE                      AXA MODERATE-PLUS
                                                           ALLOCATION*                         ALLOCATION*
                                                 -------------------------------      ---------------------------
                                                      2010             2009               2010           2009
                                                 --------------   --------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $   19,760,573   $    7,425,879      $  3,971,306   $  1,062,579
 Net realized gain (loss) on investments........        12,503,339       56,506,218       (33,276,501)     4,509,102
 Change in unrealized appreciation
  (depreciation) of investments.................       102,080,469      138,523,995       103,286,611    100,760,740
                                                    --------------   --------------      ------------   ------------
 Net Increase (decrease) in net assets from
  operations....................................       134,344,381      202,456,092        73,981,416    106,332,421
                                                    --------------   --------------      ------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........       168,373,011      149,839,690       147,688,275    142,769,918
  Transfers between funds including
   guaranteed interest account, net.............       (25,144,572)     (20,297,442)      (14,382,009)     6,248,018
  Transfers for contract benefits and
   terminations.................................      (141,801,279)    (116,885,252)      (52,014,271)   (37,464,153)
  Contract maintenance charges..................        (1,989,790)      (1,788,380)       (1,611,514)    (1,314,750)
  Adjustments to net assets allocated to
   contracts in payout period...................          (435,039)        (509,566)               --             --
                                                    --------------   --------------      ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions....................          (997,669)      10,359,050        79,680,481    110,239,033
                                                    --------------   --------------      ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,884,344        1,776,634                --         59,998
                                                    --------------   --------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...............       135,231,056      214,591,776       153,661,897    216,631,452
NET ASSETS -- BEGINNING OF PERIOD...............     1,500,276,656    1,285,684,880       668,809,213    452,177,761
                                                    --------------   --------------      ------------   ------------
NET ASSETS -- END OF PERIOD.....................    $1,635,507,712   $1,500,276,656      $822,471,110   $668,809,213
                                                    ==============   ==============      ============   ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................             2,135            3,063                --             --
 Redeemed ...................................            (2,724)          (3,213)               --             --
                                                 --------------   --------------      ------------   ------------
 Net Increase (Decrease) ....................              (589)            (150)               --             --
                                                 ==============   ==============      ============   ============
UNIT ACTIVITY CLASS B
 Issued .....................................               620              512             1,598          1,897
 Redeemed ...................................              (282)            (265)             (943)          (840)
                                                 --------------   --------------      ------------   ------------
 Net Increase (Decrease) ....................               338              247               655          1,057
                                                 ==============   ==============      ============   ============


                                                    AXA TACTICAL             AXA TACTICAL
                                                 MANAGER 2000* (n)         MANAGER 400* (n)
                                                 -----------------         -----------------
                                                       2010                      2010
                                                 -----------------         -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................        $   (970)                $ (2,024)
 Net realized gain (loss) on investments........          17,089                   24,024
 Change in unrealized appreciation
  (depreciation) of investments.................          28,751                   48,960
                                                        --------                 --------
 Net Increase (decrease) in net assets from
  operations....................................          44,870                   70,960
                                                        --------                 --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         151,386                  227,103
  Transfers between funds including
   guaranteed interest account, net.............         219,907                  656,415
  Transfers for contract benefits and
   terminations.................................             (74)                    (239)
  Contract maintenance charges..................             (30)                     (75)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                       --
                                                        --------                 --------
Net increase (decrease) in net assets from
 contractowners transactions....................         371,189                  883,204
                                                        --------                 --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              15                       44
                                                        --------                 --------
INCREASE (DECREASE) IN NET ASSETS...............         416,074                  954,208
NET ASSETS -- BEGINNING OF PERIOD...............              --                       --
                                                        --------                 --------
NET ASSETS -- END OF PERIOD.....................        $416,074                 $954,208
                                                        ========                 ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued ........................................              --                       --
 Redeemed ......................................              --                       --
                                                        --------                 --------
 Net Increase (Decrease) .......................              --                       --
                                                        ========                 ========
UNIT ACTIVITY CLASS B
 Issued ........................................               5                        9
 Redeemed ......................................              (2)                      (1)
                                                        --------                 --------
 Net Increase (Decrease) .......................               3                        8
                                                        ========                 ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    AXA TACTICAL
                                                 AXA TACTICAL          MANAGER             EQ/ALLIANCEBERNSTEIN
                                               MANAGER 500* (n)   INTERNATIONAL* (n)          INTERNATIONAL*
                                               ----------------   ------------------   ---------------------------
                                                    2010                2010             2010            2009
                                               ----------------   ------------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $     (472)        $  1,633         $  5,610,690   $  6,266,671
 Net realized gain (loss) on investments........       17,926            7,891          (37,800,030)   (60,112,404)
 Change in unrealized appreciation
  (depreciation) of investments.................       66,469           22,006           50,509,990    162,512,273
                                                   ----------         --------         ------------   ------------
 Net Increase (decrease) in net assets from
  operations....................................       83,923           31,530           18,320,650    108,666,540
                                                   ----------         --------         ------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      677,985          269,201           36,439,952     43,807,489
  Transfers between funds including
   guaranteed interest account, net.............      455,161          339,220          (34,462,621)   (28,773,650)
  Transfers for contract benefits and
   terminations.................................       (2,468)          (2,586)         (43,585,460)   (38,057,345)
  Contract maintenance charges..................         (126)             (25)            (524,953)      (597,404)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --             (128,298)      (215,407)
                                                   ----------         --------         ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    1,130,552          605,810          (42,261,380)   (23,836,317)
                                                   ----------         --------         ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          198              700              231,492        248,594
                                                   ----------         --------         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...............    1,214,673          638,040          (23,709,238)    85,078,817
NET ASSETS -- BEGINNING OF PERIOD...............           --               --          523,347,996    438,269,179
                                                   ----------         --------         ------------   ------------
NET ASSETS -- END OF PERIOD.....................   $1,214,673         $638,040         $499,638,758   $523,347,996
                                                   ==========         ========         ============   ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued .....................................              --             --                    421            743
 Redeemed ...................................              --             --                   (730)          (911)
                                                   ----------         --------         ------------   ------------
 Net Increase (Decrease) ....................              --               --                 (309)          (168)
                                                   ==========         ========         ============   ============
UNIT ACTIVITY CLASS B
 Issued .....................................              11                8                   90            134
 Redeemed ...................................              (1)              (3)                (152)          (202)
                                                   ----------         --------         ------------   ------------
 Net Increase (Decrease) ....................              10                5                  (62)           (68)
                                                   ==========         ========         ============   ============

                                                         EQ/ALLIANCEBERNSTEIN
                                                           SMALL CAP GROWTH*
                                                    ---------------------------
                                                       2010            2009
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $ (3,448,474)  $ (2,492,226)
 Net realized gain (loss) on investments........      (3,388,695)   (28,313,781)
 Change in unrealized appreciation
  (depreciation) of investments.................      84,838,262     97,071,168
                                                    ------------   ------------
 Net Increase (decrease) in net assets from
  operations....................................      78,001,093     66,265,161
                                                    ------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      17,454,369     18,105,704
  Transfers between funds including
   guaranteed interest account, net.............      (7,880,647)    (8,247,878)
  Transfers for contract benefits and
   terminations.................................     (23,647,699)   (16,722,756)
  Contract maintenance charges..................        (287,999)      (290,412)
  Adjustments to net assets allocated to
   contracts in payout period...................        (394,341)      (362,480)
                                                    ------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (14,756,317)    (7,517,822)
                                                    ------------   ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         441,786        384,785
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...............      63,686,562     59,132,124
NET ASSETS -- BEGINNING OF PERIOD...............     259,347,594    200,215,470
                                                    ------------   ------------
NET ASSETS -- END OF PERIOD.....................    $323,034,156   $259,347,594
                                                    ============   ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued ........................................             286            351
 Redeemed ......................................            (358)          (392)
                                                    ------------   ------------
 Net Increase (Decrease) .......................             (72)           (41)
                                                    ============   ============
UNIT ACTIVITY CLASS B
 Issued ........................................              60             68
 Redeemed ......................................             (81)           (85)
                                                    ------------   ------------
 Net Increase (Decrease) .......................             (21)           (17)
                                                    ============   ============

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/AXA FRANKLIN                    EQ/BLACKROCK
                                                      SMALL CAP VALUE CORE*              BASIC VALUE EQUITY*
                                                   --------------------------     -----------------------------
                                                      2010            2009             2010             2009
                                                   -----------    -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (139,787)   $   (22,892)    $    110,521     $  3,830,094
 Net realized gain (loss) on investments........     1,850,260     (2,088,015)     (14,589,250)     (23,704,481)
 Change in unrealized appreciation
  (depreciation) of investments.................       831,376      4,465,660       52,989,643       89,803,308
                                                   -----------    -----------     ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,541,849      2,354,753       38,510,914       69,928,921
                                                   -----------    -----------     ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,818,139      2,042,849       44,282,109       35,057,405
  Transfers between funds including
   guaranteed interest account, net.............       516,837        372,303       14,535,743        8,642,044
  Transfers for contract benefits and
   terminations.................................      (879,150)      (716,088)     (28,019,514)     (19,889,764)
  Contract maintenance charges..................       (12,863)       (12,222)        (328,994)        (311,759)
  Adjustments to net assets allocated to
   contracts in payout period...................            --             --               --               --
                                                   -----------    -----------     ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,442,963      1,686,842       30,469,344       23,497,926
                                                   -----------    -----------     ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             --               --            8,999
                                                   -----------    -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............     3,984,812      4,041,595       68,980,258       93,435,846
NET ASSETS -- BEGINNING OF PERIOD...............    11,631,475      7,589,880      328,748,111      235,312,265
                                                   -----------    -----------     ------------     ------------
NET ASSETS -- END OF PERIOD.....................   $15,616,287    $11,631,475     $397,728,369     $328,748,111
                                                   ===========    ===========     ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            94            115              525              472
 Redeemed.......................................           (82)           (89)            (329)            (305)
                                                   -----------    -----------     ------------     ------------
 Net Increase (Decrease)........................            12             26              196              167
                                                   ===========    ===========     ============     ============

                                                           EQ/BLACKROCK
                                                       INTERNATIONAL VALUE*
                                                 ---------------------------------
                                                       2010             2009
                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (1,281,221)   $   1,751,443
 Net realized gain (loss) on investments........    (27,741,994)     (31,017,073)
 Change in unrealized appreciation
  (depreciation) of investments.................     40,646,625       85,045,272
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     11,623,410       55,779,642
                                                  -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     27,719,527       28,604,304
  Transfers between funds including
   guaranteed interest account, net.............    (10,551,559)      (6,079,350)
  Transfers for contract benefits and
   terminations.................................    (20,970,278)     (15,813,505)
  Contract maintenance charges..................       (272,401)        (296,177)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (4,074,711)       6,415,272
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --               --
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............      7,548,699       62,194,914
NET ASSETS -- BEGINNING OF PERIOD...............    252,946,848      190,751,934
                                                  -------------    -------------
NET ASSETS -- END OF PERIOD.....................  $ 260,495,547    $ 252,946,848
                                                  =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            386              477
 Redeemed.......................................           (417)            (407)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (31)              70
                                                  =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/BOSTON ADVISORS                     EQ/CALVERT
                                                         EQUITY INCOME*                  SOCIALLY RESPONSIBLE*
                                                 -------------------------------    -------------------------------
                                                       2010            2009               2010            2009
                                                 --------------- ---------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    581,889    $    591,009       $   (248,423)   $   (159,792)
 Net realized gain (loss) on investments........    (5,215,382)     (9,518,856)          (848,470)     (1,198,023)
 Change in unrealized appreciation
  (depreciation) of investments.................    11,655,520      14,328,905          3,264,762       5,547,751
                                                  ------------    ------------       ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     7,022,027       5,401,058          2,167,869       4,189,936
                                                  ------------    ------------       ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     6,952,386       7,411,670          2,902,438       3,017,850
  Transfers between funds including
   guaranteed interest account, net.............    (2,502,997)     (2,069,966)          (580,124)       (508,471)
  Transfers for contract benefits and
   terminations.................................    (4,020,320)     (2,910,080)        (1,186,695)       (654,146)
  Contract maintenance charges..................       (60,445)        (57,332)           (32,644)        (30,974)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                 --              --
                                                  ------------    ------------       ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................       368,624       2,374,292          1,102,975       1,824,259
                                                  ------------    ------------       ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            91           5,711                 --          99,998
                                                  ------------    ------------       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............     7,390,742       7,781,061          3,270,844       6,114,193
NET ASSETS -- BEGINNING OF PERIOD...............    50,323,292      42,542,231         18,950,607      12,836,414
                                                  ------------    ------------       ------------    ------------
NET ASSETS -- END OF PERIOD.....................  $ 57,714,034    $ 50,323,292       $ 22,221,451    $ 18,950,607
                                                  ============    ============       ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           125             195                 55              67
 Redeemed.......................................          (121)           (158)               (39)            (35)
                                                  ------------    ------------       ------------    ------------
 Net Increase (Decrease)........................             4              37                 16              32
                                                  ============    ============       ============    ============

                                                            EQ/CAPITAL
                                                         GUARDIAN GROWTH*
                                                  ------------------------------
                                                        2010           2009
                                                  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   (157,592)   $   (132,978)
 Net realized gain (loss) on investments........     (1,048,880)     (1,567,967)
 Change in unrealized appreciation
  (depreciation) of investments.................      3,269,609       5,776,621
                                                   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      2,063,137       4,075,676
                                                   ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      2,136,201       2,135,830
  Transfers between funds including
   guaranteed interest account, net.............       (268,124)        122,396
  Transfers for contract benefits and
   terminations.................................     (1,455,800)     (1,160,460)
  Contract maintenance charges..................        (17,031)        (17,593)
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................        395,246       1,080,173
                                                   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --               4
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............      2,458,383       5,155,853
NET ASSETS -- BEGINNING OF PERIOD...............     17,334,802      12,178,949
                                                   ------------    ------------
NET ASSETS -- END OF PERIOD.....................   $ 19,793,185    $ 17,334,802
                                                   ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             73              83
 Redeemed.......................................            (65)            (60)
                                                   ------------    ------------
 Net Increase (Decrease)........................              8              23
                                                   ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/CAPITAL                          EQ/COMMON STOCK
                                                        GUARDIAN RESEARCH*                        INDEX* (i)
                                                 ---------------------------------   -------------------------------------
                                                       2010             2009                2010               2009
                                                 ---------------- ----------------   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   (871,641)    $   (188,533)      $    1,709,100     $   10,966,286
 Net realized gain (loss) on investments........    (6,115,143)     (12,301,306)         (67,795,305)      (184,477,707)
 Change in unrealized appreciation
  (depreciation) of investments.................    28,363,259       50,010,433          346,841,756        621,996,052
                                                  ------------     ------------       --------------     --------------
 Net Increase (decrease) in net assets from
  operations....................................    21,376,475       37,520,594          280,755,551        448,484,631
                                                  ------------     ------------       --------------     --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     9,722,040       10,874,013           73,526,012         80,357,181
  Transfers between funds including
   guaranteed interest account, net.............   (10,251,960)     (10,097,645)         (96,016,346)       (81,900,605)
  Transfers for contract benefits and
   terminations.................................   (13,138,142)     (11,311,617)        (183,876,034)      (144,591,111)
  Contract maintenance charges..................      (138,738)        (154,313)          (1,768,922)        (1,956,130)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --             (544,100)        (1,619,845)
                                                  ------------     ------------       --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (13,806,800)     (10,689,562)        (208,679,390)      (149,710,510)
                                                  ------------     ------------       --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           19,999            3,545,595          4,454,618
                                                  ------------     ------------       --------------     --------------
INCREASE (DECREASE) IN NET ASSETS...............     7,569,675       26,851,031           75,621,756        303,228,739
NET ASSETS -- BEGINNING OF PERIOD...............   161,250,960      134,399,929        2,095,296,899      1,792,068,160
                                                  ------------     ------------       --------------     --------------
NET ASSETS -- END OF PERIOD.....................  $168,820,635     $161,250,960       $2,170,918,655     $2,095,296,899
                                                  ============     ============       ==============     ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --               --                  517                 --
 Redeemed.......................................            --               --               (1,266)                --
                                                  ------------     ------------       --------------     --------------
 Net Increase (Decrease)........................            --               --                 (749)                --
                                                  ============     ============       ==============     ==============
UNIT ACTIVITY CLASS B
 Issued.........................................           124              183                  114                151
 Redeemed.......................................          (254)            (305)                (218)              (248)
                                                  ------------     ------------       --------------     --------------
 Net Increase (Decrease)........................          (130)            (122)                (104)               (97)
                                                  ============     ============       ==============     ==============

                                                            EQ/CORE BOND
                                                             INDEX* (l)
                                                  --------------------------------
                                                        2010             2009
                                                  ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   1,183,871    $  1,593,337
 Net realized gain (loss) on investments........      (3,793,605)     (5,279,756)
 Change in unrealized appreciation
  (depreciation) of investments.................       8,199,275       3,877,623
                                                   -------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................       5,589,541         191,204
                                                   -------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      12,861,740      11,085,825
  Transfers between funds including
   guaranteed interest account, net.............      (5,064,207)     18,023,468
  Transfers for contract benefits and
   terminations.................................     (11,803,369)     (9,510,234)
  Contract maintenance charges..................        (142,831)       (143,800)
  Adjustments to net assets allocated to
   contracts in payout period...................              --              --
                                                   -------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (4,148,667)     19,455,259
                                                   -------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --           1,001
                                                   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............       1,440,874      19,647,464
NET ASSETS -- BEGINNING OF PERIOD...............     125,584,416     105,936,952
                                                   -------------    ------------
NET ASSETS -- END OF PERIOD.....................   $ 127,025,290    $125,584,416
                                                   =============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................              --              --
 Redeemed.......................................              --              --
                                                   -------------    ------------
 Net Increase (Decrease)........................              --              --
                                                   =============    ============
UNIT ACTIVITY CLASS B
 Issued.........................................             218             437
 Redeemed.......................................            (253)           (267)
                                                   -------------    ------------
 Net Increase (Decrease)........................             (35)            170
                                                   =============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/DAVIS NEW YORK
                                                            VENTURE*                   EQ/EQUITY 500 INDEX*
                                                 ------------------------------- ---------------------------------
                                                       2010            2009            2010             2009
                                                 --------------- --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   (100,423)   $    108,019    $   2,485,755    $   5,700,050
 Net realized gain (loss) on investments........         2,000      (2,139,605)     (15,039,948)     (52,814,287)
 Change in unrealized appreciation
  (depreciation) of investments.................     2,712,799       6,587,138      105,857,109      193,023,835
                                                  ------------    ------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,614,376       4,555,552       93,302,916      145,909,598
                                                  ------------    ------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     4,747,740       3,834,620       60,166,859       60,546,383
  Transfers between funds including
   guaranteed interest account, net.............     1,412,377       3,630,978      (27,044,084)     (20,778,700)
  Transfers for contract benefits and
   terminations.................................    (2,199,672)     (1,358,473)     (61,630,215)     (49,707,471)
  Contract maintenance charges..................       (19,205)        (15,604)        (743,337)        (777,626)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --         (161,980)        (438,827)
                                                  ------------    ------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,941,240       6,091,521      (29,412,757)     (11,156,241)
                                                  ------------    ------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           500           1,000          161,981          520,829
                                                  ------------    ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............     6,556,116      10,648,073       64,052,140      135,274,186
NET ASSETS -- BEGINNING OF PERIOD...............    21,535,947      10,887,874      735,045,140      599,770,954
                                                  ------------    ------------    -------------    -------------
NET ASSETS -- END OF PERIOD.....................  $ 28,092,063    $ 21,535,947    $ 799,097,280    $ 735,045,140
                                                  ============    ============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --              --              461              593
 Redeemed.......................................            --              --             (573)            (640)
                                                  ------------    ------------    -------------    -------------
 Net Increase (Decrease)........................            --              --             (112)             (47)
                                                  ============    ============    =============    =============
UNIT ACTIVITY CLASS B
 Issued.........................................           143             168              205              259
 Redeemed.......................................           (92)            (74)            (187)            (220)
                                                  ------------    ------------    -------------    -------------
 Net Increase (Decrease)........................            51              94               18               39
                                                  ============    ============    =============    =============

                                                             EQ/EQUITY
                                                           GROWTH PLUS*
                                                 ---------------------------------
                                                       2010             2009
                                                 ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (3,465,368)   $  (1,166,977)
 Net realized gain (loss) on investments........    (17,152,389)     (29,472,950)
 Change in unrealized appreciation
  (depreciation) of investments.................     66,107,196      105,183,233
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     45,489,439       74,543,306
                                                  -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     39,321,366       48,003,231
  Transfers between funds including
   guaranteed interest account, net.............    (39,585,796)     (19,600,439)
  Transfers for contract benefits and
   terminations.................................    (27,333,685)     (19,867,133)
  Contract maintenance charges..................       (416,540)        (430,689)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (28,014,655)       8,104,970
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          6,000           66,000
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS...............     17,480,784       82,714,276
NET ASSETS -- BEGINNING OF PERIOD...............    354,292,164      271,577,888
                                                  -------------    -------------
NET ASSETS -- END OF PERIOD.....................  $ 371,772,948    $ 354,292,164
                                                  =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  =============    =============
UNIT ACTIVITY CLASS B
 Issued.........................................            359              634
 Redeemed.......................................           (573)            (539)
                                                  -------------    -------------
 Net Increase (Decrease)........................           (214)              95
                                                  =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/FRANKLIN                    EQ/FRANKLIN TEMPLETON
                                                          CORE BALANCED*                       ALLOCATION*
                                                 --------------------------------    -------------------------------
                                                       2010            2009                2010            2009
                                                 --------------- ----------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ 1,345,710      $ 2,987,099        $   359,223     $   449,871
 Net realized gain (loss) on investments........    (6,048,422)      10,048,926)        (2,929,095)     (4,889,094)
 Change in unrealized appreciation
  (depreciation) of investments.................    11,966,210       24,253,313          6,503,596      13,002,111
                                                   -----------      -----------        -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     7,263,498       17,191,486          3,933,724       8,562,888
                                                   -----------      -----------        -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     7,118,759        7,861,172          7,108,797       6,980,576
  Transfers between funds including
   guaranteed interest account, net.............    (5,380,529)      (1,763,011)        (1,803,321)       (778,433)
  Transfers for contract benefits and
   terminations.................................    (7,568,023)      (5,592,136)        (2,843,153)     (2,023,258)
  Contract maintenance charges..................       (81,589)         (83,441)           (72,908)        (69,111)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --                 --              --
                                                   -----------      -----------        -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    (5,911,382)         422,584          2,389,415       4,109,774
                                                   -----------      -----------        -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --               --              2,905          (2,903)
                                                   -----------      -----------        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     1,352,116       17,614,070          6,326,044      12,669,759
NET ASSETS -- BEGINNING OF PERIOD...............    77,395,200       59,781,130         42,406,155      29,736,396
                                                   -----------      -----------        -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $78,747,316      $77,395,200        $48,732,199     $42,406,155
                                                   ===========      ===========        ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           153              231                162             183
 Redeemed.......................................          (218)            (226)              (131)           (122)
                                                   -----------      -----------        -----------     -----------
 Net Increase (Decrease)........................           (65)               5                 31              61
                                                   ===========      ===========        ===========     ===========

                                                        EQ/GAMCO MERGERS &
                                                          ACQUISITIONS*
                                                  ------------------------------
                                                        2010            2009
                                                  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (198,696)     $  (152,145)
 Net realized gain (loss) on investments........       389,688         (907,618)
 Change in unrealized appreciation
  (depreciation) of investments.................     1,079,315        2,758,156
                                                   -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................     1,270,307        1,698,393
                                                   -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,942,539        1,815,689
  Transfers between funds including
   guaranteed interest account, net.............     2,931,906         (160,098)
  Transfers for contract benefits and
   terminations.................................    (1,342,341)      (1,076,002)
  Contract maintenance charges..................       (13,583)         (13,488)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --
                                                   -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,518,521          566,101
                                                   -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --               --
                                                   -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............     4,788,828        2,264,494
NET ASSETS -- BEGINNING OF PERIOD...............    13,882,366       11,617,872
                                                   -----------      -----------
NET ASSETS -- END OF PERIOD.....................   $18,671,194      $13,882,366
                                                   ===========      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            67               43
 Redeemed.......................................           (36)             (38)
                                                   -----------      -----------
 Net Increase (Decrease)........................            31                5
                                                   ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                             EQ/GAMCO                         EQ/GLOBAL
                                                       SMALL COMPANY VALUE*                  BOND PLUS*
                                                 --------------------------------- -------------------------------
                                                       2010             2009             2010            2009
                                                 ---------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (2,329,199)   $  (1,216,351)   $  1,167,998    $   (237,942)
 Net realized gain (loss) on investments........      1,116,049      (11,392,879)     (1,741,127)     (4,943,074)
 Change in unrealized appreciation
  (depreciation) of investments.................     75,552,881       64,621,116       3,661,433       5,288,641
                                                  -------------    -------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     74,339,731       52,011,886       3,088,304         107,625
                                                  -------------    -------------    ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     43,035,995       30,651,361      11,300,718       9,223,504
  Transfers between funds including
   guaranteed interest account, net.............     36,790,634       19,031,771       7,757,292      (1,598,949)
  Transfers for contract benefits and
   terminations.................................    (17,114,960)      (7,962,240)     (6,334,518)     (4,527,373)
  Contract maintenance charges..................       (261,949)        (201,351)        (46,139)        (43,569)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --              --              --
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     62,449,720       41,519,541      12,677,353       3,053,613
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          4,583            7,997              --              --
                                                  -------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............    136,794,034       93,539,424      15,765,657       3,161,238
NET ASSETS -- BEGINNING OF PERIOD...............    205,128,278      111,588,854      57,774,915      54,613,677
                                                  -------------    -------------    ------------    ------------
NET ASSETS -- END OF PERIOD.....................  $ 341,922,312    $ 205,128,278    $ 73,540,572    $ 57,774,915
                                                  =============    =============    ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            769              633             260             218
 Redeemed.......................................           (356)            (272)           (154)           (194)
                                                  -------------    -------------    ------------    ------------
 Net Increase (Decrease)........................            413              361             106              24
                                                  =============    =============    ============    ============

                                                             EQ/GLOBAL
                                                        MULTI-SECTOR EQUITY*
                                                 ----------------------------------
                                                       2010              2009
                                                 ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    (694,855)   $       123,036
 Net realized gain (loss) on investments........    (65,208,856)      (116,820,508)
 Change in unrealized appreciation
  (depreciation) of investments.................    107,057,501        243,702,267
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     41,153,790        127,004,795
                                                  -------------    ---------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     50,093,936         45,121,733
  Transfers between funds including
   guaranteed interest account, net.............    (22,970,553)        11,810,676
  Transfers for contract benefits and
   terminations.................................    (33,190,130)       (23,012,961)
  Contract maintenance charges..................       (428,960)          (419,322)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (6,495,707)        33,500,126
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --             21,999
                                                  -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS...............     34,658,083        160,526,920
NET ASSETS -- BEGINNING OF PERIOD...............    413,749,755        253,222,835
                                                  -------------    ---------------
NET ASSETS -- END OF PERIOD.....................  $ 448,407,838    $   413,749,755
                                                  =============    ===============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            656                961
 Redeemed.......................................           (691)              (720)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (35)               241
                                                  =============    ===============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                          EQ/INTERMEDIATE
                                                            GOVERNMENT                       EQ/INTERNATIONAL
                                                            BOND INDEX*                         CORE PLUS*
                                                 ---------------------------------   ---------------------------------
                                                       2010             2009               2010             2009
                                                 ---------------- ----------------   ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $     86,827      $   (101,172)     $    799,403     $  1,976,632
 Net realized gain (loss) on investments........       (89,707)       (1,005,660)      (16,506,522)     (15,797,207)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,186,039        (2,789,862)       26,869,302       42,867,149
                                                  ------------      ------------      ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     3,183,159        (3,896,694)       11,162,183       29,046,574
                                                  ------------      ------------      ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     7,504,412         8,352,319        22,066,978       19,179,981
  Transfers between funds including
   guaranteed interest account, net.............    (3,939,687)       (8,439,136)           51,216        7,042,584
  Transfers for contract benefits and
   terminations.................................   (11,803,394)      (12,873,607)       (9,291,808)      (5,744,878)
  Contract maintenance charges..................      (104,283)         (129,075)         (131,852)        (111,556)
  Adjustments to net assets allocated to
   contracts in payout period...................        22,156           (10,285)               --               --
                                                  ------------      ------------      ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (8,320,796)      (13,099,784)       12,694,534       20,366,131
                                                  ------------      ------------      ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           726            21,453                --              101
                                                  ------------      ------------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    (5,136,911)      (16,975,025)       23,856,717       49,412,806
NET ASSETS -- BEGINNING OF PERIOD...............   103,645,989       120,621,014       124,730,229       75,317,423
                                                  ------------      ------------      ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $ 98,509,078      $103,645,989      $148,586,946     $124,730,229
                                                  ============      ============      ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            61                81                --               --
 Redeemed.......................................          (100)             (132)               --               --
                                                  ------------      ------------      ------------     ------------
 Net Increase (Decrease)........................           (39)              (51)               --               --
                                                  ============      ============      ============     ============
UNIT ACTIVITY CLASS B
 Issued.........................................            40                40               382              429
 Redeemed.......................................           (52)              (71)             (255)            (198)
                                                  ------------      ------------      ------------     ------------
 Net Increase (Decrease)........................           (12)              (31)              127              231
                                                  ============      ============      ============     ============

                                                         EQ/INTERNATIONAL
                                                              GROWTH*
                                                  -------------------------------
                                                        2010            2009
                                                  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (149,776)    $    17,853
 Net realized gain (loss) on investments........    (1,872,504)     (6,212,258)
 Change in unrealized appreciation
  (depreciation) of investments.................     9,318,680      16,734,146
                                                   -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     7,296,400      10,539,741
                                                   -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     6,621,763       5,170,839
  Transfers between funds including
   guaranteed interest account, net.............     9,916,526       6,073,936
  Transfers for contract benefits and
   terminations.................................    (3,945,682)     (2,083,058)
  Contract maintenance charges..................       (41,554)        (35,192)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                   -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    12,551,053       9,126,525
                                                   -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             501
                                                   -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    19,847,453      19,666,767
NET ASSETS -- BEGINNING OF PERIOD...............    45,546,155      25,879,388
                                                   -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $65,393,608     $45,546,155
                                                   ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                   -----------     -----------
 Net Increase (Decrease)........................            --              --
                                                   ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           220             188
 Redeemed.......................................          (125)           (104)
                                                   -----------     -----------
 Net Increase (Decrease)........................            95              84
                                                   ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/JPMORGAN VALUE                       EQ/LARGE CAP
                                                          OPPORTUNITIES*                          CORE PLUS*
                                                 ---------------------------------      -------------------------------
                                                       2010            2009                  2010            2009
                                                 --------------- -----------------      --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $     8,812      $    65,629           $   (35,190)   $   371,322
 Net realized gain (loss) on investments........   (5,901,870)      (6,715,882)             (362,054)    (2,126,717)
 Change in unrealized appreciation
  (depreciation) of investments.................   10,734,949       16,766,280             2,210,061      4,338,927
                                                  -----------      -----------           -----------    -----------
 Net Increase (decrease) in net assets from
  operations....................................    4,841,891       10,116,027             1,812,817      2,583,532
                                                  -----------      -----------           -----------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    3,629,330        3,673,602             1,942,914      1,456,402
  Transfers between funds including
   guaranteed interest account, net.............      757,321         (576,747)              227,416        180,437
  Transfers for contract benefits and
   terminations.................................   (4,007,081)      (3,397,901)           (1,185,428)      (731,133)
  Contract maintenance charges..................      (46,268)         (49,916)              (12,658)       (12,491)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --                    --             --
                                                  -----------      -----------           -----------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................      333,302         (350,962)              972,244        893,215
                                                  -----------      -----------           -----------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --           15,000                    --             --
                                                  -----------      -----------           -----------    -----------
INCREASE (DECREASE) IN NET ASSETS...............    5,175,193        9,780,065             2,785,061      3,476,747
NET ASSETS -- BEGINNING OF PERIOD...............   43,981,430       34,201,365            13,341,965      9,865,218
                                                  -----------      -----------           -----------    -----------
NET ASSETS -- END OF PERIOD.....................  $49,156,623      $43,981,430           $16,127,026    $13,341,965
                                                  ===========      ===========           ===========    ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           95               82                    49             55
 Redeemed.......................................          (87)             (86)                  (39)           (42)
                                                  -----------      -----------           -----------    -----------
 Net Increase (Decrease)........................            8               (4)                   10             13
                                                  ===========      ===========           ===========    ===========

                                                            EQ/LARGE CAP
                                                           GROWTH INDEX*
                                                  --------------------------------
                                                        2010             2009
                                                  ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $   (388,205)   $    844,673
 Net realized gain (loss) on investments........        (287,544)     (1,593,693)
 Change in unrealized appreciation
  (depreciation) of investments.................      16,262,601      29,855,204
                                                    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      15,586,852      29,106,184
                                                    ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........       7,768,499       7,614,089
  Transfers between funds including
   guaranteed interest account, net.............      (6,312,500)      1,924,632
  Transfers for contract benefits and
   terminations.................................      (9,712,218)     (8,052,547)
  Contract maintenance charges..................        (128,834)       (141,027)
  Adjustments to net assets allocated to
   contracts in payout period...................              --              --
                                                    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (8,385,053)      1,345,147
                                                    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --           4,480
                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............       7,201,799      30,455,811
NET ASSETS -- BEGINNING OF PERIOD...............     115,837,540      85,381,729
                                                    ------------    ------------
NET ASSETS -- END OF PERIOD.....................    $123,039,339    $115,837,540
                                                    ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             219             352
 Redeemed.......................................            (346)           (338)
                                                    ------------    ------------
 Net Increase (Decrease)........................            (127)             14
                                                    ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/LARGE CAP                     EQ/LARGE CAP
                                                           GROWTH PLUS*                     VALUE INDEX*
                                                 --------------------------------- -------------------------------
                                                       2010             2009             2010            2009
                                                 ---------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (2,127,883)    $    (52,338)    $    33,655     $   945,924
 Net realized gain (loss) on investments........     7,788,621        4,395,817      (3,674,980)     (5,087,664)
 Change in unrealized appreciation
  (depreciation) of investments.................    22,078,180       53,287,739       5,516,930       6,368,390
                                                  ------------     ------------     -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    27,738,918       57,631,218       1,875,605       2,226,650
                                                  ------------     ------------     -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    13,768,974       13,247,955       2,514,511       2,393,733
  Transfers between funds including
   guaranteed interest account, net.............   (11,276,886)      (7,766,371)     (1,258,637)      1,296,612
  Transfers for contract benefits and
   terminations.................................   (18,963,278)     (15,211,531)       (913,285)       (669,832)
  Contract maintenance charges..................      (267,875)        (297,686)        (15,310)        (13,475)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --              --
                                                  ------------     ------------     -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................   (16,739,065)     (10,027,633)        327,279       3,007,038
                                                  ------------     ------------     -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           10,000           2,097           5,905
                                                  ------------     ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    10,999,853       47,613,585       2,204,981       5,239,593
NET ASSETS -- BEGINNING OF PERIOD...............   229,125,502      181,511,917      14,005,189       8,765,596
                                                  ------------     ------------     -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $240,125,355     $229,125,502     $16,210,170     $14,005,189
                                                  ============     ============     ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --               --              --              --
 Redeemed.......................................            --               --              --              --
                                                  ------------     ------------     -----------     -----------
 Net Increase (Decrease)........................            --               --              --              --
                                                  ============     ============     ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           166              220             103             140
 Redeemed.......................................          (286)            (314)            (95)            (70)
                                                  ------------     ------------     -----------     -----------
 Net Increase (Decrease)........................          (120)             (94)              8              70
                                                  ============     ============     ===========     ===========

                                                          EQ/LARGE CAP
                                                           VALUE PLUS*
                                                 ----------------------------------
                                                      2010             2009
                                                 ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    365,486    $  8,097,046
 Net realized gain (loss) on investments........   (98,752,917)    142,478,704)
 Change in unrealized appreciation
  (depreciation) of investments.................   183,972,373     264,371,449
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................    85,584,942     129,989,791
                                                  ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    56,669,297      65,300,641
  Transfers between funds including
   guaranteed interest account, net.............   (63,345,100)    (58,079,170)
  Transfers for contract benefits and
   terminations.................................   (73,254,724)    (58,098,050)
  Contract maintenance charges..................      (850,565)       (951,413)
  Adjustments to net assets allocated to
   contracts in payout period...................      (100,162)       (236,505)
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (80,881,254)    (52,064,497)
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       100,162         223,504
                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............     4,803,850      78,148,798
NET ASSETS -- BEGINNING OF PERIOD...............   813,827,542     735,678,744
                                                  ------------    ------------
NET ASSETS -- END OF PERIOD.....................  $818,631,392    $813,827,542
                                                  ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................           690           1,074
 Redeemed.......................................        (1,401)         (1,536)
                                                  ------------    ------------
 Net Increase (Decrease)........................          (711)           (462)
                                                  ============    ============
UNIT ACTIVITY CLASS B
 Issued.........................................            59              96
 Redeemed.......................................          (219)           (310)
                                                  ------------    ------------
 Net Increase (Decrease)........................          (160)           (214)
                                                  ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/LORD ABBETT                  EQ/LORD ABBETT
                                                       GROWTH AND INCOME*                LARGE CAP CORE*
                                                 ------------------------------- -------------------------------
                                                       2010            2009            2010            2009
                                                 --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (129,022)    $   (62,129)    $  (259,795)    $   (74,359)
 Net realized gain (loss) on investments........   (1,164,326)     (3,127,465)      1,316,134      (1,816,047)
 Change in unrealized appreciation
  (depreciation) of investments.................    3,817,547       5,375,606       3,347,234       5,813,281
                                                  -----------     -----------     -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    2,524,199       2,186,012       4,403,573       3,922,875
                                                  -----------     -----------     -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    2,543,133       2,131,966       5,381,373       3,570,092
  Transfers between funds including
   guaranteed interest account, net.............    1,821,890         184,098       8,948,931       8,778,284
  Transfers for contract benefits and
   terminations.................................   (1,315,322)       (802,277)     (2,171,031)     (1,115,240)
  Contract maintenance charges..................      (15,369)        (14,760)        (15,723)        (10,743)
  Adjustments to net assets allocated to
   contracts in payout period...................           --              --              --              --
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    3,034,332       1,499,027      12,143,550      11,222,393
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --              --              --            (998)
                                                  -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    5,558,531       3,685,039      16,547,123      15,144,270
NET ASSETS -- BEGINNING OF PERIOD...............   14,312,713      10,627,674      24,211,235       9,066,965
                                                  -----------     -----------     -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $19,871,244     $14,312,713     $40,758,358     $24,211,235
                                                  ===========     ===========     ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           86              84             180             179
 Redeemed.......................................          (55)            (62)            (67)            (56)
                                                  -----------     -----------     -----------     -----------
 Net Increase (Decrease)........................           31              22             113             123
                                                  ===========     ===========     ===========     ===========
                                                            EQ/MID CAP
                                                              INDEX*
                                                 --------------------------------
                                                       2010             2009
                                                 ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,557,312)    $   (338,953)
 Net realized gain (loss) on investments........   (25,466,831)     (40,669,534)
 Change in unrealized appreciation
  (depreciation) of investments.................    91,991,335      110,973,205
                                                  ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................    64,967,192       69,964,718
                                                  ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    32,968,257       36,006,276
  Transfers between funds including
   guaranteed interest account, net.............   (19,270,304)      (9,039,437)
  Transfers for contract benefits and
   terminations.................................   (20,674,833)     (14,510,895)
  Contract maintenance charges..................      (324,145)        (316,583)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --
                                                  ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (7,301,025)      12,139,361
                                                  ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           17,496
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    57,666,167       82,121,575
NET ASSETS -- BEGINNING OF PERIOD...............   274,329,336      192,207,761
                                                  ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $331,995,503     $274,329,336
                                                  ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           482              700
 Redeemed.......................................          (550)            (513)
                                                  ------------     ------------
 Net Increase (Decrease)........................           (68)             187
                                                  ============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/MID CAP
                                                       VALUE PLUS* (c)(d)(e)                 EQ/MONEY MARKET*
                                                 ---------------------------------   ---------------------------------
                                                       2010             2009               2010             2009
                                                 ---------------- ----------------   ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,369,094)    $    145,995       $ (1,557,191)    $ (1,893,787)
 Net realized gain (loss) on investments........   (64,350,366)     (72,416,519)           (27,675)         (81,776)
 Change in unrealized appreciation
  (depreciation) of investments.................   153,017,919      148,390,156             39,117          130,919
                                                  ------------     ------------       ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................    87,298,459       76,119,632         (1,545,749)      (1,844,644)
                                                  ------------     ------------       ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    38,706,846       32,240,140         15,978,480       24,397,113
  Transfers between funds including
   guaranteed interest account, net.............   (39,060,393)     114,492,846         (9,203,042)     (35,149,702)
  Transfers for contract benefits and
   terminations.................................   (37,208,068)     (22,360,432)       (31,727,023)     (42,419,301)
  Contract maintenance charges..................      (494,313)        (412,799)           166,371         (202,077)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --            110,200           56,415
                                                  ------------     ------------       ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (38,055,928)     123,959,755        (24,675,014)     (53,317,552)
                                                  ------------     ------------       ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           30,000           (267,940)        (106,546)
                                                  ------------     ------------       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    49,242,531      200,109,387        (26,488,703)     (55,268,742)
NET ASSETS -- BEGINNING OF PERIOD...............   444,517,251      244,407,864        140,394,349      195,663,091
                                                  ------------     ------------       ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $493,759,782     $444,517,251       $113,905,646     $140,394,349
                                                  ============     ============       ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --               --                804              958
 Redeemed.......................................            --               --             (1,170)          (1,874)
                                                  ------------     ------------       ------------     ------------
 Net Increase (Decrease)........................            --               --               (366)            (916)
                                                  ============     ============       ============     ============
UNIT ACTIVITY CLASS B
 Issued.........................................           397            1,454                284              415
 Redeemed.......................................          (663)            (561)              (336)            (501)
                                                  ------------     ------------       ------------     ------------
 Net Increase (Decrease)........................          (266)             893                (52)             (86)
                                                  ============     ============       ============     ============

                                                            EQ/MONTAG &
                                                         CALDWELL GROWTH*
                                                  ------------------------------
                                                        2010           2009
                                                  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (240,624)    $  (211,189)
 Net realized gain (loss) on investments........      (221,111)     (2,553,089)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,091,944       9,435,395
                                                   -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     2,630,209       6,671,117
                                                   -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     4,717,825       4,006,913
  Transfers between funds including
   guaranteed interest account, net.............     2,702,557       4,465,376
  Transfers for contract benefits and
   terminations.................................    (2,928,496)     (1,504,471)
  Contract maintenance charges..................       (25,167)        (21,796)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                   -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     4,466,719       6,946,022
                                                   -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --
                                                   -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     7,096,928      13,617,139
NET ASSETS -- BEGINNING OF PERIOD...............    33,367,844      19,750,705
                                                   -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $40,464,772     $33,367,844
                                                   ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                   -----------     -----------
 Net Increase (Decrease)........................            --              --
                                                   ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           138             158
 Redeemed.......................................          (100)            (87)
                                                   -----------     -----------
 Net Increase (Decrease)........................            38              71
                                                   ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/MORGAN STANLEY                       EQ/MUTUAL
                                                         MID CAP GROWTH*                    LARGE CAP EQUITY*
                                                 --------------------------------    -------------------------------
                                                       2010             2009               2010            2009
                                                 ---------------- ---------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ (1,329,309)   $  (673,100)       $   164,168     $  (279,098)
 Net realized gain (loss) on investments........      9,526,054     (9,832,944)        (2,642,471)     (4,674,128)
 Change in unrealized appreciation
  (depreciation) of investments.................     24,597,898     32,631,370          5,403,690      10,705,264
                                                   ------------    -----------        -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     32,794,643     22,125,326          2,925,387       5,752,038
                                                   ------------    -----------        -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     23,705,704     12,720,890          3,545,852       4,096,697
  Transfers between funds including
   guaranteed interest account, net.............     32,598,308     21,101,585         (2,965,886)     (1,506,298)
  Transfers for contract benefits and
   terminations.................................     (7,651,516)    (3,114,451)        (2,290,840)     (1,928,874)
  Contract maintenance charges..................        (98,932)       (56,178)           (41,885)        (42,596)
  Adjustments to net assets allocated to
   contracts in payout period...................             --             --                 --              --
                                                   ------------    -----------        -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     48,553,564     30,651,846         (1,752,759)        618,929
                                                   ------------    -----------        -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            171           (174)                --           1,101
                                                   ------------    -----------        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     81,348,378     52,776,998          1,172,628       6,372,068
NET ASSETS -- BEGINNING OF PERIOD...............     84,828,018     32,051,020         29,449,044      23,076,976
                                                   ------------    -----------        -----------     -----------
NET ASSETS -- END OF PERIOD.....................   $166,176,396    $84,828,018        $30,621,672     $29,449,044
                                                   ============    ===========        ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            596            473                 65             105
 Redeemed.......................................           (261)          (195)               (87)            (92)
                                                   ------------    -----------        -----------     -----------
 Net Increase (Decrease)........................            335            278                (22)             13
                                                   ============    ===========        ===========     ===========
                                                              EQ/OPPENHEIMER
                                                                  GLOBAL*
                                                      -------------------------------
                                                            2010            2009
                                                      --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................       $  (173,991)    $   (88,575)
 Net realized gain (loss) on investments........          (229,922)     (2,156,868)
 Change in unrealized appreciation
  (depreciation) of investments.................         4,496,006       7,354,325
                                                       -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................         4,092,093       5,108,882
                                                       -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         5,488,568       4,062,593
  Transfers between funds including
   guaranteed interest account, net.............         7,265,992       3,113,608
  Transfers for contract benefits and
   terminations.................................        (1,878,710)       (865,014)
  Contract maintenance charges..................           (25,583)        (20,153)
  Adjustments to net assets allocated to
   contracts in payout period...................                --              --
                                                       -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................        10,850,267       6,291,034
                                                       -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............                --           1,002
                                                       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............        14,942,360      11,400,918
NET ASSETS -- BEGINNING OF PERIOD...............        22,290,112      10,889,194
                                                       -----------     -----------
NET ASSETS -- END OF PERIOD.....................       $37,232,472     $22,290,112
                                                       ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................               195             141
 Redeemed.......................................               (81)            (59)
                                                       -----------     -----------
 Net Increase (Decrease)........................               114              82
                                                       ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/PIMCO ULTRA                         EQ/QUALITY BOND
                                                         SHORT BOND* (f)(g)                          PLUS* (k)
                                                 -----------------------------------    -----------------------------------
                                                       2010              2009                  2010              2009
                                                 ---------------- ------------------    ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,397,846)      $   (97,510)         $ 14,992,888      $  3,063,740
 Net realized gain (loss) on investments........    (4,458,221)       (4,972,669)           (1,768,967)       (3,894,674)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,236,570         9,671,573            (5,366,276)        6,292,433
                                                  ------------       -----------          ------------      ------------
 Net Increase (decrease) in net assets from
  operations....................................      (619,497)        4,601,394             7,857,645         5,461,499
                                                  ------------       -----------          ------------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    22,474,217        22,968,380            12,963,701        10,118,024
  Transfers between funds including
   guaranteed interest account, net.............    (7,523,129)       29,709,823            (6,960,632)       32,898,494
  Transfers for contract benefits and
   terminations.................................   (15,943,608)       (9,750,798)          (16,651,863)      (14,372,410)
  Contract maintenance charges..................      (119,565)         (101,405)             (150,523)         (146,458)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --               103,576            31,581
                                                  ------------       -----------          ------------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (1,112,085)       42,826,000           (10,695,741)       28,529,231
                                                  ------------       -----------          ------------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             4,499              (103,576)           16,459
                                                  ------------       -----------          ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...............    (1,731,582)       47,431,893            (2,941,672)       34,007,189
NET ASSETS -- BEGINNING OF PERIOD...............   147,758,714       100,326,821           158,803,692       124,796,503
                                                  ------------       -----------          ------------      ------------
NET ASSETS -- END OF PERIOD.....................  $146,027,132       $147,758,714         $155,862,020      $158,803,692
                                                  ============       ============         ============      ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................            11                 6                   123               260
 Redeemed.......................................           (11)               (4)                 (174)             (149)
                                                  ------------       --------------       ------------      ------------
 Net Increase (Decrease)........................            --                 2                   (51)              111
                                                  ============       =============        ============      ============
UNIT ACTIVITY CLASS B
 Issued.........................................           483               774                    68               140
 Redeemed.......................................          (495)             (404)                  (77)              (69)
                                                  ------------       -------------        ------------      ------------
 Net Increase (Decrease)........................           (12)              370                    (9)               71
                                                  ============       =============        =============     ============

                                                          EQ/SMALL COMPANY
                                                             INDEX* (j)
                                                  -------------------------------
                                                        2010             2009
                                                  ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   (498,795)   $    274,559
 Net realized gain (loss) on investments........    (17,107,096)    (21,088,359)
 Change in unrealized appreciation
  (depreciation) of investments.................     55,486,871      51,365,509
                                                   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     37,880,980      30,551,709
                                                   ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     20,918,349      20,808,435
  Transfers between funds including
   guaranteed interest account, net.............    (10,985,874)      5,394,008
  Transfers for contract benefits and
   terminations.................................    (11,970,727)     (7,753,526)
  Contract maintenance charges..................       (181,372)       (167,130)
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (2,219,624)     18,281,787
                                                   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --              --
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS...............     35,661,356      48,833,496
NET ASSETS -- BEGINNING OF PERIOD...............    159,023,164     110,189,668
                                                   ------------    ------------
NET ASSETS -- END OF PERIOD.....................   $194,684,520    $159,023,164
                                                   ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --              --
 Redeemed.......................................             --              --
                                                   ------------    ------------
 Net Increase (Decrease)........................             --              --
                                                   ============    ============
UNIT ACTIVITY CLASS B
 Issued.........................................            273             414
 Redeemed.......................................           (287)           (230)
                                                   ------------    ------------
 Net Increase (Decrease)........................            (14)            184
                                                   ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/T. ROWE PRICE                  EQ/TEMPLETON
                                                          GROWTH STOCK*                   GLOBAL EQUITY*
                                                 -------------------------------- -------------------------------
                                                       2010             2009            2010            2009
                                                 ---------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ (1,424,940)   $  (889,733)    $     63,608    $    76,000
 Net realized gain (loss) on investments........     (2,802,618)    (4,848,544)      (2,947,614)    (4,057,509)
 Change in unrealized appreciation
  (depreciation) of investments.................     21,153,042     30,073,682        4,817,139      9,908,524
                                                   ------------    -----------     ------------    -----------
 Net Increase (decrease) in net assets from
  operations....................................     16,925,484     24,335,405        1,933,133      5,927,015
                                                   ------------    -----------     ------------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     19,415,086     12,985,343        5,574,565      4,722,644
  Transfers between funds including
   guaranteed interest account, net.............     10,770,280     11,732,775       (1,472,917)       506,006
  Transfers for contract benefits and
   terminations.................................     (7,125,578)    (4,498,889)      (2,525,974)    (1,591,054)
  Contract maintenance charges..................       (110,085)       (94,131)         (44,234)       (39,597)
  Adjustments to net assets allocated to
   contracts in payout period...................             --             --               --             --
                                                   ------------    -----------     ------------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................     22,949,703     20,125,098        1,531,440      3,597,999
                                                   ------------    -----------     ------------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            (86)            85               --             --
                                                   ------------    -----------     ------------    -----------
INCREASE (DECREASE) IN NET ASSETS...............     39,875,101     44,460,588        3,464,573      9,525,014
NET ASSETS -- BEGINNING OF PERIOD...............     96,907,404     52,446,816       27,977,947     18,452,933
                                                   ------------    -----------     ------------    -----------
NET ASSETS -- END OF PERIOD.....................   $136,782,505    $96,907,404     $ 31,442,520    $27,977,947
                                                   ============    ===========     ============    ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            457            422              128            140
 Redeemed.......................................           (215)          (167)            (110)           (86)
                                                   ------------    -----------     ------------    -----------
 Net Increase (Decrease)........................            242            255               18             54
                                                   ============    ===========     ============    ===========

                                                          EQ/UBS GROWTH &
                                                              INCOME*
                                                 ---------------------------------
                                                        2010             2009
                                                 ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (117,068)     $    (70,559)
 Net realized gain (loss) on investments........    (1,595,271)       (3,485,462)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,095,661         8,247,785
                                                   -----------      ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,383,322         4,691,764
                                                   -----------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     2,024,182         2,240,756
  Transfers between funds including
   guaranteed interest account, net.............      (713,746)         (318,043)
  Transfers for contract benefits and
   terminations.................................    (1,473,352)         (870,796)
  Contract maintenance charges..................       (16,687)          (16,975)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                   -----------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (179,603)        1,034,942
                                                   -----------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             2,502
                                                   -----------      ------------
INCREASE (DECREASE) IN NET ASSETS...............     2,203,719         5,729,208
NET ASSETS -- BEGINNING OF PERIOD...............    20,745,622        15,016,414
                                                   -----------      ------------
NET ASSETS -- END OF PERIOD.....................   $22,949,341      $ 20,745,622
                                                   ===========      ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................            66                81
 Redeemed.......................................           (67)              (69)
                                                   -----------      ------------
 Net Increase (Decrease)........................            (1)               12
                                                   ===========      ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         EQ/WELLS FARGO
                                                          EQ/VAN KAMPEN                     ADVANTAGE
                                                            COMSTOCK*                     OMEGA GROWTH*
                                                 ------------------------------- -------------------------------
                                                       2010            2009            2010            2009
                                                 --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $     4,158     $    31,498     $  (704,011)    $  (331,305)
 Net realized gain (loss) on investments........   (1,121,223)     (4,087,514)      2,483,993      (1,964,016)
 Change in unrealized appreciation
  (depreciation) of investments.................    3,851,791       8,047,463       7,873,233      12,917,877
                                                  -----------     -----------     -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    2,734,726       3,991,447       9,653,215      10,622,556
                                                  -----------     -----------     -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    2,500,256       2,480,897       6,729,167       4,670,144
  Transfers between funds including
   guaranteed interest account, net.............      651,497        (503,073)     15,640,317      11,985,942
  Transfers for contract benefits and
   terminations.................................   (1,622,479)     (1,108,468)     (4,666,468)     (1,847,065)
  Contract maintenance charges..................      (20,574)        (21,790)        (40,140)        (31,556)
  Adjustments to net assets allocated to
   contracts in payout period...................           --              --              --              --
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    1,508,700         847,566      17,662,876      14,777,465
                                                  -----------     -----------     -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        2,823           2,776              --              --
                                                  -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    4,246,249       4,841,789      27,316,091      25,400,021
NET ASSETS -- BEGINNING OF PERIOD...............   18,994,607      14,152,818      46,540,511      21,140,490
                                                  -----------     -----------     -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $23,240,856     $18,994,607     $73,856,602     $46,540,511
                                                  ===========     ===========     ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           84              88             339             278
 Redeemed.......................................          (67)            (75)           (162)            (99)
                                                  -----------     -----------     -----------     -----------
 Net Increase (Decrease)........................           17              13             177             179
                                                  ===========     ===========     ===========     ===========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.........................................           --              --              --              --
 Redeemed.......................................           --              --              --              --
                                                  -----------     -----------     -----------     -----------
 Net Increase (Decrease)........................           --              --              --              --
                                                  ===========     ===========     ===========     ===========

                                                  FIDELITY(R) VIP   FIDELITY(R) VIP
                                                   CONTRAFUND(R)     EQUITY-INCOME
                                                   PORTFOLIO (n)     PORTFOLIO (n)
                                                 ----------------- -----------------
                                                        2010              2010
                                                 ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $    83,069         $ 1,932
 Net realized gain (loss) on investments........         45,719           1,826
 Change in unrealized appreciation
  (depreciation) of investments.................        924,926          15,561
                                                    -----------        --------
 Net Increase (decrease) in net assets from
  operations....................................      1,053,714          19,319
                                                    -----------        --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      3,996,556         162,774
  Transfers between funds including
   guaranteed interest account, net.............     11,905,994          10,219
  Transfers for contract benefits and
   terminations.................................        (56,485)             (7)
  Contract maintenance charges..................         (1,155)             --
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                    -----------        --------
Net increase (decrease) in net assets from
 contractowners transactions....................     15,844,910         172,986
                                                    -----------        --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          1,015              --
                                                    -----------        --------
INCREASE (DECREASE) IN NET ASSETS...............     16,899,639         192,305
NET ASSETS -- BEGINNING OF PERIOD...............             --              --
                                                    -----------        --------
NET ASSETS -- END OF PERIOD.....................    $16,899,639        $192,305
                                                    ===========        ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             --              --
 Redeemed.......................................             --              --
                                                    -----------        --------
 Net Increase (Decrease)........................             --              --
                                                    ===========        ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.........................................            150               2
 Redeemed.......................................             (3)             --
                                                    -----------        --------
 Net Increase (Decrease)........................            147               2
                                                    ===========        ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  FIDELITY(R) VIP    GOLDMAN SACHS VIT        INVESCO V.I.
                                                      MID CAP             MID CAP              FINANCIAL
                                                   PORTFOLIO (n)       VALUE FUND (n)      SERVICES FUND (n)
                                                 ----------------   -------------------   -------------------
                                                       2010                 2010                  2010
                                                 ----------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $   (2,920)          $    432               $  (114)
 Net realized gain (loss) on investments........         7,571              2,210                 1,051
 Change in unrealized appreciation
  (depreciation) of investments.................       126,514             34,311                 2,548
                                                    ----------           --------               -------
 Net Increase (decrease) in net assets from
  operations....................................       131,165             36,953                 3,485
                                                    ----------           --------               -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     1,246,608            272,613                16,357
  Transfers between funds including
   guaranteed interest account, net.............       196,159             67,440                11,900
  Transfers for contract benefits and
   terminations.................................        (4,391)               (86)                   --
  Contract maintenance charges..................           (97)               (21)                   (4)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                 --                    --
                                                    ----------           --------               -------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,438,279            339,946                28,253
                                                    ----------           --------               -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --                 --                     1
                                                    ----------           --------               -------
INCREASE (DECREASE) IN NET ASSETS...............     1,569,444            376,899                31,739
NET ASSETS -- BEGINNING OF PERIOD...............            --                 --                    --
                                                    ----------           --------               -------
NET ASSETS -- END OF PERIOD.....................    $1,569,444           $376,899               $31,739
                                                    ==========           ========               =======
CHANGES IN UNITS (000'S):
Unit Activity Series II
 Issued.........................................            --                 --                    --
 Redeemed.......................................            --                 --                    --
                                                    ----------           --------               -------
 Net Increase (Decrease)........................            --                 --                    --
                                                    ==========           ========               =======
UNIT ACTIVITY SERVICE CLASS 2
 Issued.........................................            13                 --                    --
 Redeemed.......................................            --                 --                    --
                                                    ----------           --------               -------
 Net Increase (Decrease)........................            13                 --                    --
                                                    ==========           ========               =======
UNIT ACTIVITY SERVICE SHARES
 Issued.........................................            --                  3                    --
 Redeemed.......................................            --                 --                    --
                                                    ----------           --------               -------
 Net Increase (Decrease)........................            --                  3                    --
                                                    ==========           ========               =======

                                                      INVESCO V.I.          INVESCO V.I.       INVESCO V.I.
                                                   GLOBAL REAL ESTATE      INTERNATIONAL       MID CAP CORE
                                                        FUND (n)          GROWTH FUND (n)     EQUITY FUND (n)
                                                  --------------------   -----------------   ----------------
                                                          2010                  2010               2010
                                                  --------------------   -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................          $    2,850           $    4,721          $   (3,199)
 Net realized gain (loss) on investments........              10,872                4,023               3,524
 Change in unrealized appreciation
  (depreciation) of investments.................              72,834               74,627              92,677
                                                          ----------           ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................              86,556               83,371              93,002
                                                          ----------           ----------          ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........             594,921              968,726             402,847
  Transfers between funds including
   guaranteed interest account, net.............           2,964,303              212,108           1,458,668
  Transfers for contract benefits and
   terminations.................................             (11,245)                (939)            (15,994)
  Contract maintenance charges..................                (168)                 (98)               (151)
  Adjustments to net assets allocated to
   contracts in payout period...................                  --                   --                  --
                                                          ----------           ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................           3,547,811            1,179,797           1,845,370
                                                          ----------           ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............                 101                  500                --
                                                          ----------           ----------          ----------
INCREASE (DECREASE) IN NET ASSETS...............           3,634,468            1,263,668           1,938,372
NET ASSETS -- BEGINNING OF PERIOD...............                  --                   --                  --
                                                          ----------           ----------          ----------
NET ASSETS -- END OF PERIOD.....................          $3,634,468           $1,263,668          $1,938,372
                                                          ==========           ==========          ==========
CHANGES IN UNITS (000'S):
Unit Activity Series II
 Issued ........................................                  35                   12                  17
 Redeemed ......................................                  (2)                --                    (1)
                                                          ----------           ----------          ----------
 Net Increase (Decrease) .......................                  33                   12                  16
                                                          ==========           ==========          ==========
UNIT ACTIVITY SERVICE CLASS 2
 Issued ........................................                  --                   --                  --
 Redeemed ......................................                  --                   --                  --
                                                          ----------           ----------          ----------
 Net Increase (Decrease) .......................                  --                   --                  --
                                                          ==========           ==========          ==========
UNIT ACTIVITY SERVICE SHARES
 Issued ........................................                  --                   --                  --
 Redeemed ......................................                  --                   --                  --
                                                          ----------           ----------          ----------
 Net Increase (Decrease) .......................                  --                   --                  --
                                                          ==========           ==========          ==========


-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  INVESCO V.I. SMALL CAP     IVY FUNDS VIP       IVY FUNDS VIP
                                                     EQUITY FUND (n)           ENERGY (n)       HIGH INCOME (p)
                                                 -----------------------    ---------------    -----------------
                                                          2010                    2010                2010
                                                 -----------------------    ---------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................       $ (1,559)               $   (6,506)         $   (8,823)
 Net realized gain (loss) on investments........         13,047                    78,997              24,963
 Change in unrealized appreciation
  (depreciation) of investments.................         57,945                   275,589              74,964
                                                       --------                ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................         69,433                   348,080              91,104
                                                       --------                ----------          ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........        154,565                   621,767             956,168
  Transfers between funds including
   guaranteed interest account, net.............        564,858                 2,821,791           4,655,205
  Transfers for contract benefits and
   terminations.................................         (1,255)                  (32,351)            (20,900)
  Contract maintenance charges..................            (32)                     (182)               (242)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                        --                  --
                                                       --------                ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................        718,136                 3,411,025           5,590,231
                                                       --------                ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             30                       514                 369
                                                       --------                ----------          ----------
INCREASE (DECREASE) IN NET ASSETS...............        787,599                 3,759,619           5,681,704
NET ASSETS -- BEGINNING OF PERIOD...............             --                        --                  --
                                                       --------                ----------          ----------
NET ASSETS -- END OF PERIOD.....................       $787,599                $3,759,619          $5,681,704
                                                       ========                ==========          ==========
CHANGES IN UNITS (000'S):
Unit Activity Common Shares
 Issued ........................................             --                        36                  65
 Redeemed ......................................             --                        (7)                (12)
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................             --                        29                  53
                                                       ========                ==========          ==========
Unit Activity Series II
 Issued ........................................              7                        --                  --
 Redeemed ......................................             (2)                       --                  --
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................              5                        --                  --
                                                       ========                ==========          ==========
UNIT ACTIVITY SERVICE CLASS
 Issued ........................................             --                        --                  --
 Redeemed ......................................             --                        --                  --
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................             --                        --                  --
                                                       ========                ==========          ==========
UNIT ACTIVITY SERVICE SHARES
 Issued ........................................             --                        --                  --
 Redeemed ......................................             --                        --                  --
                                                       --------                ----------          ----------
 Net Increase (Decrease) .......................             --                        --                  --
                                                       ========                ==========          ==========

                                                      IVY FUNDS VIP       LAZARD RETIREMENT EMERGING    MFS(R) INTERNATIONAL
                                                  SMALL CAP GROWTH (n)   MARKETS EQUITY PORTFOLIO (p)    VALUE PORTFOLIO (n)
                                                 ---------------------- ------------------------------ ----------------------
                                                          2010                       2010                       2010
                                                 ---------------------- ------------------------------ ----------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................        $   (850)              $   117,468                   $  (12,861)
 Net realized gain (loss) on investments........             531                    30,515                       24,590
 Change in unrealized appreciation
  (depreciation) of investments.................          39,189                   263,453                      214,831
                                                        --------               -----------                   ----------
 Net Increase (decrease) in net assets from
  operations....................................          38,870                   411,436                      226,560
                                                        --------               -----------                   ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         220,952                 1,880,872                    1,389,850
  Transfers between funds including
   guaranteed interest account, net.............           8,265                14,162,175                    4,510,852
  Transfers for contract benefits and
   terminations.................................            (406)                  (55,963)                     (24,688)
  Contract maintenance charges..................             (10)                   (1,108)                        (487)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                        --                           --
                                                        --------               -----------                   ----------
Net increase (decrease) in net assets from
 contractowners transactions....................         228,801                15,985,976                    5,875,527
                                                        --------               -----------                   ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --                       332                           --
                                                        --------               -----------                   ----------
INCREASE (DECREASE) IN NET ASSETS...............         267,671                16,397,744                    6,102,087
NET ASSETS -- BEGINNING OF PERIOD...............            --                        --                           --
                                                        --------               -----------                   ----------
NET ASSETS -- END OF PERIOD.....................        $267,671               $16,397,744                   $6,102,087
                                                        ========               ===========                   ==========
CHANGES IN UNITS (000'S):
Unit Activity Common Shares
 Issued .....................................                  2                        --                           --
 Redeemed ...................................                 --                        --                           --
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                  2                        --                           --
                                                        ========               ===========                   ==========
Unit Activity Series II
 Issued .....................................                 --                        --                           --
 Redeemed ...................................                 --                        --                           --
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                 --                        --                           --
                                                        ========               ===========                   ==========
UNIT ACTIVITY SERVICE CLASS
 Issued .....................................                 --                        --                           61
 Redeemed ...................................                 --                        --                           (6)
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                 --                        --                           55
                                                        ========               ===========                   ==========
UNIT ACTIVITY SERVICE SHARES
 Issued .....................................                 --                       161                           --
 Redeemed ...................................                 --                       (17)                          --
                                                        --------               -----------                   ----------
 Net Increase (Decrease) ....................                 --                       144                           --
                                                        ========               ===========                   ==========


-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                      MFS(R) INVESTORS        MFS(R) INVESTORS     MFS(R) TECHNOLOGY
                                                  GROWTH STOCK SERIES (p)     TRUST SERIES (n)       PORTFOLIO (p)
                                                 -------------------------   ------------------   ------------------
                                                            2010                    2010                  2010
                                                 -------------------------   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................         $   (540)               $   (4,556)          $   (3,170)
 Net realized gain (loss) on investments........              658                     2,081               25,780
 Change in unrealized appreciation
  (depreciation) of investments.................           12,697                   109,929               43,770
                                                         --------                ----------           ----------
 Net Increase (decrease) in net assets from
  operations....................................           12,815                   107,454               66,380
                                                         --------                ----------           ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........           75,193                   608,136              199,043
  Transfers between funds including
   guaranteed interest account, net.............          225,722                 1,034,105            1,715,830
  Transfers for contract benefits and
   terminations.................................               --                    (1,750)              (7,764)
  Contract maintenance charges..................              (20)                     (131)                 (65)
  Adjustments to net assets allocated to
   contracts in payout period...................               --                        --                   --
                                                         --------                ----------           ----------
Net increase (decrease) in net assets from
 contractowners transactions....................          300,895                 1,640,360            1,907,044
                                                         --------                ----------           ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............               11                       200                   --
                                                         --------                ----------           ----------
INCREASE (DECREASE) IN NET ASSETS...............          313,721                 1,748,014            1,973,424
NET ASSETS -- BEGINNING OF PERIOD...............               --                        --                   --
                                                         --------                ----------           ----------
NET ASSETS -- END OF PERIOD.....................         $313,721                $1,748,014           $1,973,424
                                                         ========                ==========           ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................               --                        --                   --
 Redeemed.......................................               --                        --                   --
                                                         --------                ----------           ----------
 Net Increase (Decrease)........................               --                        --                   --
                                                         ========                ==========           ==========
UNIT ACTIVITY CLASS B
 Issued.........................................               --                        --                   --
 Redeemed.......................................               --                        --                   --
                                                         --------                ----------           ----------
 Net Increase (Decrease)........................               --                        --                   --
                                                         ========                ==========           ==========
UNIT ACTIVITY SERVICE CLASS
 Issued.........................................                3                        16                   21
 Redeemed.......................................               --                        --                   (5)
                                                         --------                ----------           ----------
 Net Increase (Decrease)........................                3                        16                   16
                                                         ========                ==========           ==========

                                                    MFS(R) UTILITIES               MULTIMANAGER
                                                       SERIES (p)            AGGRESSIVE EQUITY* (h)(o)
                                                   ------------------    ---------------------------------
                                                          2010                 2010             2009
                                                   ------------------    ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................       $   (3,705)        $ (1,058,755)     $ (2,857,970)
 Net realized gain (loss) on investments........           10,255          (18,591,492)      (31,688,872)
 Change in unrealized appreciation
  (depreciation) of investments.................           60,304          110,198,763       177,657,200
                                                       ----------         ------------      ------------
 Net Increase (decrease) in net assets from
  operations....................................           66,854           90,548,516       143,110,358
                                                       ----------         ------------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........          127,191           19,398,448        18,437,033
  Transfers between funds including
   guaranteed interest account, net.............        1,886,177            6,540,704        25,233,474
  Transfers for contract benefits and
   terminations.................................          (12,341)         (51,432,937)      (37,973,023)
  Contract maintenance charges..................              (63)            (625,952)         (639,419)
  Adjustments to net assets allocated to
   contracts in payout period...................               --             (108,151)         (176,126)
                                                       ----------         ------------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................        2,000,964          (26,227,888)        4,881,939
                                                       ----------         ------------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............               --              477,256           346,960
                                                       ----------         ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...............        2,067,818           64,797,884       148,339,257
NET ASSETS -- BEGINNING OF PERIOD...............               --          562,051,793       413,712,536
                                                       ----------         ------------      ------------
NET ASSETS -- END OF PERIOD.....................       $2,067,818         $626,849,677      $562,051,793
                                                       ==========         ============      ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................               --                  889             1,211
 Redeemed.......................................               --               (1,339)           (1,359)
                                                       ----------         ------------      ------------
 Net Increase (Decrease)........................               --                 (450)             (148)
                                                       ==========         ============      ============
UNIT ACTIVITY CLASS B
 Issued.........................................               --                  150               185
 Redeemed.......................................               --                  (62)              (39)
                                                       ----------         ------------      ------------
 Net Increase (Decrease)........................               --                   88               146
                                                       ==========         ============      ============
UNIT ACTIVITY SERVICE CLASS
 Issued.........................................               20                   --                --
 Redeemed.......................................               (1)                  --                --
                                                       ----------         ------------      ------------
 Net Increase (Decrease)........................               19                   --                --
                                                       ==========         ============      ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           MULTIMANAGER                     MULTIMANAGER
                                                            CORE BOND*                  INTERNATIONAL EQUITY*
                                                 -------------------------------- ---------------------------------
                                                       2010             2009            2010             2009
                                                 ---------------- --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  1,574,439    $ 1,768,689     $  1,172,233     $    202,953
 Net realized gain (loss) on investments........     2,641,856        (25,331)     (11,273,751)     (14,665,823)
 Change in unrealized appreciation
  (depreciation) of investments.................       120,226      3,241,851       13,941,930       31,165,901
                                                  ------------    -----------     ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     4,336,521      4,985,209        3,840,412       16,703,031
                                                  ------------    -----------     ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    11,904,861      8,873,186        6,375,981        7,159,602
  Transfers between funds including
   guaranteed interest account, net.............    18,931,667      9,345,287       (4,793,495)      (4,596,150)
  Transfers for contract benefits and
   terminations.................................   (10,350,843)    (7,887,303)      (7,171,491)      (5,041,720)
  Contract maintenance charges..................       (73,621)       (73,700)         (68,881)         (77,559)
  Adjustments to net assets allocated to
   contracts in payout period...................            --             --               --               --
                                                  ------------    -----------     ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    20,412,064     10,257,470       (5,657,886)      (2,555,827)
                                                  ------------    -----------     ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             --               --            1,002
                                                  ------------    -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............    24,748,585     15,242,679       (1,817,474)      14,148,206
NET ASSETS -- BEGINNING OF PERIOD...............    86,991,865     71,749,186       74,904,781       60,756,575
                                                  ------------    -----------     ------------     ------------
NET ASSETS -- END OF PERIOD.....................  $111,740,450    $86,991,865     $ 73,087,307     $ 74,904,781
                                                  ============    ===========     ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           351            257              109              169
 Redeemed.......................................          (199)          (173)            (154)            (188)
                                                  ------------    -----------     ------------     ------------
 Net Increase (Decrease)........................           152             84              (45)             (19)
                                                  ============    ===========     ============     ============

                                                           MULTIMANAGER
                                                      LARGE CAP CORE EQUITY*
                                                 ---------------------------------
                                                       2010             2009
                                                 --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (149,837)     $    17,756
 Net realized gain (loss) on investments........   (1,097,537)      (1,670,626)
 Change in unrealized appreciation
  (depreciation) of investments.................    2,640,215        5,106,848
                                                  -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................    1,392,841        3,453,978
                                                  -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      940,870        1,059,958
  Transfers between funds including
   guaranteed interest account, net.............     (935,824)        (401,734)
  Transfers for contract benefits and
   terminations.................................   (1,385,993)      (1,263,018)
  Contract maintenance charges..................      (13,655)         (15,353)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --
                                                  -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................   (1,394,602)        (620,147)
                                                  -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --               --
                                                  -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............       (1,761)       2,833,831
NET ASSETS -- BEGINNING OF PERIOD...............   15,032,374       12,198,543
                                                  -----------      -----------
NET ASSETS -- END OF PERIOD.....................  $15,030,613      $15,032,374
                                                  ===========      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           20               31
 Redeemed.......................................          (33)             (40)
                                                  -----------      -----------
 Net Increase (Decrease)........................          (13)              (9)
                                                  ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           MULTIMANAGER                       MULTIMANAGER
                                                         LARGE CAP VALUE*                    MID CAP GROWTH*
                                                 --------------------------------    -------------------------------
                                                       2010            2009                2010            2009
                                                 --------------- ----------------    --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  (213,492)    $    295,512        $  (864,448)     $  (677,654)
 Net realized gain (loss) on investments........   (5,898,995)     (11,180,615)        (2,990,864)      (7,898,488)
 Change in unrealized appreciation
  (depreciation) of investments.................   12,270,656       20,794,326         19,385,816       26,837,470
                                                  -----------     ------------        -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................    6,158,169        9,909,223         15,530,504       18,261,328
                                                  -----------     ------------        -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    5,166,483        5,665,350          5,056,104        5,292,698
  Transfers between funds including
   guaranteed interest account, net.............   (4,050,653)      (3,530,882)        (3,044,036)        (999,843)
  Transfers for contract benefits and
   terminations.................................   (5,429,140)      (4,250,320)        (5,752,099)      (4,153,693)
  Contract maintenance charges..................      (54,701)         (56,280)           (65,428)         (66,555)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --                 --               --
                                                  -----------     ------------        -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................   (4,368,011)      (2,172,132)        (3,805,459)          72,607
                                                  -----------     ------------        -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           --               --                 --               --
                                                  -----------     ------------        -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............    1,790,158        7,737,091         11,725,045       18,333,935
NET ASSETS -- BEGINNING OF PERIOD...............   55,670,745       47,933,654         64,450,265       46,116,330
                                                  -----------     ------------        -----------      -----------
NET ASSETS -- END OF PERIOD.....................  $57,460,903     $ 55,670,745        $76,175,310      $64,450,265
                                                  ===========     ============        ===========      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           75              135                121              147
 Redeemed.......................................         (114)            (151)              (158)            (146)
                                                  -----------     ------------        -----------      -----------
 Net Increase (Decrease)........................          (39)             (16)               (37)               1
                                                  ===========     ============        ===========      ===========

                                                           MULTIMANAGER
                                                          MID CAP VALUE*
                                                  -------------------------------
                                                        2010            2009
                                                  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $  (328,336)   $   877,879
 Net realized gain (loss) on investments........    (3,274,390)    (7,157,528)
 Change in unrealized appreciation
  (depreciation) of investments.................    17,560,417     23,852,581
                                                   -----------    -----------
 Net Increase (decrease) in net assets from
  operations....................................    13,957,691     17,572,932
                                                   -----------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     4,791,638      4,311,813
  Transfers between funds including
   guaranteed interest account, net.............     1,106,926        701,266
  Transfers for contract benefits and
   terminations.................................    (5,925,990)    (4,195,560)
  Contract maintenance charges..................       (51,829)       (50,915)
  Adjustments to net assets allocated to
   contracts in payout period...................            --             --
                                                   -----------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................       (79,255)       766,604
                                                   -----------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --             --
                                                   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS...............    13,878,436     18,339,536
NET ASSETS -- BEGINNING OF PERIOD...............    60,258,390     41,918,854
                                                   -----------    -----------
NET ASSETS -- END OF PERIOD.....................   $74,136,826    $60,258,390
                                                   ===========    ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................           131            131
 Redeemed.......................................          (131)          (122)
                                                   -----------    -----------
 Net Increase (Decrease)........................            --              9
                                                   ===========    ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           MULTIMANAGER                       MULTIMANAGER
                                                        MULTI-SECTOR BOND*                  SMALL CAP GROWTH*
                                                 ---------------------------------   -------------------------------
                                                       2010             2009               2010            2009
                                                 ---------------- ----------------   --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  1,868,118     $  3,832,757       $  (587,147)    $  (464,519)
 Net realized gain (loss) on investments........    (8,626,841)     (12,151,717)        (3,624,890)     (9,302,045)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,128,936       17,477,411         15,038,194      20,585,009
                                                  ------------     ------------        -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................     6,370,213        9,158,451         10,826,157      10,818,445
                                                  ------------     ------------        -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    11,569,863        8,653,887          4,572,481       5,031,268
  Transfers between funds including
   guaranteed interest account, net.............     2,536,422       (5,179,465)        (3,037,557)     (1,919,174)
  Transfers for contract benefits and
   terminations.................................   (13,731,471)     (11,932,764)        (3,380,922)     (2,172,643)
  Contract maintenance charges..................      (131,069)        (147,198)           (52,611)        (53,522)
  Adjustments to net assets allocated to
   contracts in payout period...................        16,208              160                 --              --
                                                  ------------     ------------        -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................       259,953       (8,605,380)        (1,898,609)        885,929
                                                  ------------     ------------        -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       (16,208)          29,841                 --         175,001
                                                  ------------     ------------        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............     6,613,958          582,912          8,927,548      11,879,375
NET ASSETS -- BEGINNING OF PERIOD...............   116,015,006      115,432,094         44,101,795      32,222,420
                                                  ------------     ------------        -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $122,628,964     $116,015,006        $53,029,343     $44,101,795
                                                  ============     ============        ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................           116               90                 --              --
 Redeemed.......................................          (129)            (136)                --              --
                                                  ------------     ------------        -----------     -----------
 Net Increase (Decrease)........................           (13)             (46)                --              --
                                                  ============     ============        ===========     ===========
UNIT ACTIVITY CLASS B
 Issued.........................................           102               52                100             139
 Redeemed.......................................           (74)             (73)              (119)           (126)
                                                  ------------     ------------        -----------     -----------
 Net Increase (Decrease)........................            28              (21)               (19)             13
                                                  ============     ============        ===========     ===========


                                                            MULTIMANAGER
                                                          SMALL CAP VALUE*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ (1,412,281)    $   (253,507)
 Net realized gain (loss) on investments........    (18,347,017)     (23,315,753)
 Change in unrealized appreciation
  (depreciation) of investments.................     44,919,404       47,397,830
                                                   ------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     25,160,106       23,828,570
                                                   ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........     10,588,219       12,365,671
  Transfers between funds including
   guaranteed interest account, net.............     (9,506,526)      (7,549,850)
  Transfers for contract benefits and
   terminations.................................    (10,628,958)      (7,147,211)
  Contract maintenance charges..................       (146,649)        (153,150)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                   ------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (9,693,914)      (2,484,540)
                                                   ------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --               --
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS...............     15,466,192       21,344,030
NET ASSETS -- BEGINNING OF PERIOD...............    119,168,900       97,824,870
                                                   ------------     ------------
NET ASSETS -- END OF PERIOD.....................   $134,635,092     $119,168,900
                                                   ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                   ------------     ------------
 Net Increase (Decrease)........................             --               --
                                                   ============     ============
UNIT ACTIVITY CLASS B
 Issued.........................................            176              181
 Redeemed.......................................           (246)            (200)
                                                   ------------     ------------
 Net Increase (Decrease)........................            (70)             (19)
                                                   ============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                        OPPENHEIMER
                                                           MULTIMANAGER                 MAIN STREET
                                                            TECHNOLOGY*               FUND(R)/VA (n)
                                                 --------------------------------    ----------------
                                                       2010             2009               2010
                                                 ---------------- ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $ (1,481,261)     $ (1,106,589)        $  (161)
 Net realized gain (loss) on investments........    (4,043,575)       (7,655,403)            342
 Change in unrealized appreciation
  (depreciation) of investments.................    23,048,143        47,160,006           4,347
                                                  ------------      ------------         -------
 Net Increase (decrease) in net assets from
  operations....................................    17,523,307        38,398,014           4,528
                                                  ------------      ------------         -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    11,144,764         8,377,531          50,485
  Transfers between funds including
   guaranteed interest account, net.............    (6,137,023)        9,930,444          (2,581)
  Transfers for contract benefits and
   terminations.................................   (10,386,385)       (6,965,312)             --
  Contract maintenance charges..................      (111,167)         (108,956)             --
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --              --
                                                  ------------      ------------         -------
Net increase (decrease) in net assets from
 contractowners transactions....................    (5,489,811)       11,233,707          47,904
                                                  ------------      ------------         -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --                --               4
                                                  ------------      ------------         -------
INCREASE (DECREASE) IN NET ASSETS...............    12,033,496        49,631,721          52,436
NET ASSETS -- BEGINNING OF PERIOD...............   114,358,320        64,726,599              --
                                                  ------------      ------------         -------
NET ASSETS -- END OF PERIOD.....................  $126,391,816      $114,358,320         $52,436
                                                  ============      ============         =======
CHANGES IN UNITS (000'S):
Unit Activity Advisor Class
 Issued.........................................            --                --              --
 Redeemed.......................................            --                --              --
                                                  ------------      ------------         -------
 Net Increase (Decrease)........................            --                --              --
                                                  ============      ============         =======
UNIT ACTIVITY CLASS B
 Issued.........................................           385               498              --
 Redeemed.......................................          (438)             (365)             --
                                                  ------------      ------------         -------
 Net Increase (Decrease)........................           (53)              133              --
                                                  ============      ============         =======

                                                      PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                  COMMODITYREALRETURN(R)            TARGET 2015
                                                  STRATEGY PORTFOLIO (n)            ALLOCATION*
                                                 ------------------------ -------------------------------
                                                           2010                 2010            2009
                                                 ------------------------ --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................         $ 15,018          $    39,044      $   407,394
 Net realized gain (loss) on investments........            8,900             (549,513)      (1,667,357)
 Change in unrealized appreciation
  (depreciation) of investments.................           32,421            2,119,768        3,479,083
                                                         --------          -----------      -----------
 Net Increase (decrease) in net assets from
  operations....................................           56,339            1,609,299        2,219,120
                                                         --------          -----------      -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........          388,751            3,703,450        2,955,744
  Transfers between funds including
   guaranteed interest account, net.............          116,778              611,172        1,707,506
  Transfers for contract benefits and
   terminations.................................             (502)          (1,329,761)      (1,085,372)
  Contract maintenance charges..................              (91)             (15,462)         (12,940)
  Adjustments to net assets allocated to
   contracts in payout period...................               --                   --               --
                                                         --------          -----------      -----------
Net increase (decrease) in net assets from
 contractowners transactions....................          504,936            2,969,399        3,564,938
                                                         --------          -----------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............                2                   --               --
                                                         --------          -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...............          561,277            4,578,698        5,784,058
NET ASSETS -- BEGINNING OF PERIOD...............               --           15,925,832       10,141,774
                                                         --------          -----------      -----------
NET ASSETS -- END OF PERIOD.....................         $561,277          $20,504,530      $15,925,832
                                                         ========          ===========      ===========
CHANGES IN UNITS (000'S):
Unit Activity Advisor Class
 Issued.........................................                4                   --               --
 Redeemed.......................................               --                   --               --
                                                         --------          -----------      -----------
 Net Increase (Decrease)........................                4                   --               --
                                                         ========          ===========      ===========
UNIT ACTIVITY CLASS B
 Issued.........................................               --                   83               89
 Redeemed.......................................               --                  (52)             (46)
                                                         --------          -----------      -----------
 Net Increase (Decrease)........................               --                   31               43
                                                         ========          ===========      ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                           TARGET 2025                         TARGET 2035
                                                           ALLOCATION*                         ALLOCATION*
                                                 -------------------------------     -------------------------------
                                                       2010            2009                2010            2009
                                                 --------------- ---------------     --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    40,188     $   502,501          $    21,783     $   365,842
 Net realized gain (loss) on investments........   (1,098,680)     (1,444,446)            (609,874)       (907,256)
 Change in unrealized appreciation
  (depreciation) of investments.................    3,563,709       4,003,872            2,680,639       3,133,847
                                                  -----------     -----------          -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................    2,505,217       3,061,927            2,092,548       2,592,433
                                                  -----------     -----------          -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........    5,132,316       5,270,879            5,196,367       5,366,641
  Transfers between funds including
   guaranteed interest account, net.............      707,050       1,684,898              345,751         428,501
  Transfers for contract benefits and
   terminations.................................   (1,163,150)       (647,665)            (943,020)       (457,657)
  Contract maintenance charges..................      (35,979)        (27,142)             (54,532)        (41,283)
  Adjustments to net assets allocated to
   contracts in payout period...................           --              --                   --              --
                                                  -----------     -----------          -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................    4,640,237       6,280,970            4,544,566       5,296,202
                                                  -----------     -----------          -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        2,003             701                   --              --
                                                  -----------     -----------          -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............    7,147,457       9,343,598            6,637,114       7,888,635
NET ASSETS -- BEGINNING OF PERIOD...............   20,037,885      10,694,287           14,883,451       6,994,816
                                                  -----------     -----------          -----------     -----------
NET ASSETS -- END OF PERIOD.....................  $27,185,342     $20,037,885          $21,520,565     $14,883,451
                                                  ===========     ===========          ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................          102             109                   82              91
 Redeemed.......................................          (52)            (30)                 (32)            (19)
                                                  -----------     -----------          -----------     -----------
 Net Increase (Decrease)........................           50              79                   50              72
                                                  ===========     ===========          ===========     ===========

                                                            TARGET 2045
                                                            ALLOCATION*
                                                  -------------------------------
                                                        2010            2009
                                                  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................    $    (4,230)    $   245,229
 Net realized gain (loss) on investments........       (449,615)       (919,291)
 Change in unrealized appreciation
  (depreciation) of investments.................      1,917,089       2,602,775
                                                    -----------     -----------
 Net Increase (decrease) in net assets from
  operations....................................      1,463,244       1,928,713
                                                    -----------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........      3,985,090       3,448,464
  Transfers between funds including
   guaranteed interest account, net.............       (452,007)        262,090
  Transfers for contract benefits and
   terminations.................................       (715,287)       (254,300)
  Contract maintenance charges..................        (46,945)        (35,251)
  Adjustments to net assets allocated to
   contracts in payout period...................             --              --
                                                    -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions....................      2,770,851       3,421,003
                                                    -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --           1,002
                                                    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS...............      4,234,095       5,350,718
NET ASSETS -- BEGINNING OF PERIOD...............     10,042,723       4,692,005
                                                    -----------     -----------
NET ASSETS -- END OF PERIOD.....................    $14,276,818     $10,042,723
                                                    ===========     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................             53              66
 Redeemed.......................................            (23)            (18)
                                                    -----------     -----------
 Net Increase (Decrease)........................             30              48
                                                    ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                         TEMPLETON
                                                        GLOBAL BOND
                                                    SECURITIES FUND (n)
                                                   --------------------
                                                           2010
                                                   --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................        $   (3,766)
 Net realized gain (loss) on investments........             2,115
 Change in unrealized appreciation
  (depreciation) of investments.................            43,778
                                                        ----------
 Net Increase (decrease) in net assets from
  operations....................................            42,127
                                                        ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners.........         1,550,703
  Transfers between funds including
   guaranteed interest account, net.............           445,406
  Transfers for contract benefits and
   terminations.................................            (3,713)
  Contract maintenance charges..................              (173)
  Adjustments to net assets allocated to
   contracts in payout period...................                --
                                                        ----------
Net increase (decrease) in net assets from
 contractowners transactions....................         1,992,223
                                                        ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............               300
                                                        ----------
INCREASE (DECREASE) IN NET ASSETS...............         2,034,650
NET ASSETS -- BEGINNING OF PERIOD...............                --
                                                        ----------
NET ASSETS -- END OF PERIOD.....................        $2,034,650
                                                        ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued.........................................                19
 Redeemed.......................................                --
                                                        ----------
 Net Increase (Decrease)........................                19
                                                        ==========

-------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

-------
(a) Units were made available for sale on July 10, 2009.
(b) Units were made available for sale on September 30, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(h) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18,2009.
(i) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(j) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(l) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(m) Units were made available for sale on September 18, 2009.
(n) Units were made available on May 3, 2010.
(o) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.
(p) Units were made available on September 20, 2010.
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. Organization

AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Invesco Variable Insurance Funds, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, (collectively, "The Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the following Variable Investment Options:

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  ------------------------------------------
o American Century VP Mid Cap Value

  AXA PREMIER VIP TRUST*
  ----------------------
o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation
o AXA Moderate-Plus Allocation
o Multimanager Aggressive Equity
o Multimanager Core Bond
o Multimanager International Equity
o Multimanager Large Cap Core Equity
o Multimanager Large Cap Value
o Multimanager Mid Cap Growth
o Multimanager Mid Cap Value
o Multimanager Multi-Sector Bond
o Multimanager Small Cap Growth
o Multimanager Small Cap Value
o Multimanager Technology
o Target 2015 Allocation
o Target 2025 Allocation
o Target 2035 Allocation
o Target 2045 Allocation

  EQ ADVISORS TRUST*
  ------------------
o All Asset Allocation
o AXA Balanced Strategy
o AXA Conservative Growth Strategy
o AXA Conservative Strategy
o AXA Growth Strategy
o AXA Tactical Manager 2000
o AXA Tactical Manager 400
o AXA Tactical Manager 500
o AXA Tactical Manager International
o EQ/AllianceBernstein International
o EQ/AllianceBernstein Small Cap Growth
o EQ/AXA Franklin Small Cap Value Core
o EQ/BlackRock Basic Value Equity
o EQ/BlackRock International Value
o EQ/Boston Advisors Equity Income
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth
o EQ/Capital Guardian Research
o EQ/Common Stock Index
o EQ/Core Bond Index
o EQ/Davis New York Venture
o EQ/Equity 500 Index
o EQ/Equity Growth PLUS
o EQ/Franklin Core Balanced
o EQ/Franklin Templeton Allocation
o EQ/GAMCO Mergers & Acquisitions
o EQ/GAMCO Small Company Value
o EQ/Global Bond PLUS
o EQ/Global Multi-Sector Equity
o EQ/Intermediate Government Bond Index
o EQ/International Core PLUS
o EQ/International Growth
o EQ/JPMorgan Value Opportunities
o EQ/Large Cap Core PLUS
o EQ/Large Cap Growth Index
o EQ/Large Cap Growth PLUS
o EQ/Large Cap Value Index
o EQ/Large Cap Value PLUS
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Mid Cap Index
o EQ/Mid Cap Value PLUS
o EQ/Money Market
o EQ/Montag & Caldwell Growth
o EQ/Morgan Stanley Mid Cap Growth (1)
o EQ/Mutual Large Cap Equity
o EQ/Oppenheimer Global
o EQ/PIMCO Ultra Short Bond
o EQ/Quality Bond PLUS
o EQ/Small Company Index
o EQ/T. Rowe Price Growth Stock
o EQ/Templeton Global Equity

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

1. Organization (Concluded)

o EQ/UBS Growth & Income
o EQ/Van Kampen Comstock
o EQ/Wells Fargo Advantage Omega Growth (2)

  FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
  ---------------------------------------------
o Fidelity(R) VIP Contrafund(R) Portfolio
o Fidelity(R) VIP Equity-Income Portfolio
o Fidelity(R) VIP Mid Cap Portfolio

  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  ----------------------------------------------------
o Templeton Global Bond Securities Fund

  GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
  --------------------------------------------------------------------
o Goldman Sachs VIT Mid Cap Value Fund

  INVESCO VARIABLE INSURANCE FUNDS
  --------------------------------
o Invesco V.I. Financial Services Fund
o Invesco V.I. Global Real Estate Fund
o Invesco V.I. International Growth Fund
o Invesco V.I. Mid Cap Core Equity Fund
o Invesco V.I. Small Cap Equity Fund

  IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  ---------------------------------------
o Ivy Funds VIP Energy
o Ivy Funds VIP High Income
o Ivy Funds VIP Small Cap Growth

  LAZARD RETIREMENT SERIES, INC.
  ------------------------------
o Lazard Retirement Emerging Markets Equity Portfolio

  MFS(R) VARIABLE INSURANCE TRUST
  -------------------------------
o MFS(R) International Value Portfolio
o MFS(R) Investors Growth Stock Series
o MFS(R) Investors Trust Series
o MFS(R) Technology Portfolio
o MFS(R) Utilities Series

  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  ----------------------------------
o Oppenheimer Main Street Fund(R)/VA

  PIMCO VARIABLE INSURANCE TRUST
  ------------------------------
o PIMCO Variable Insurance Trust CommodityRealReturn(R)
  Strategy Portfolio

----------
(1)  Formerly known as EQ/Van Kampen Mid Cap Growth.
(2)  Formerly known as EQ/Evergreen Omega

* An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST(R) Contracts), individual tax-favored and non-qualified contracts (Variable Immediate Annuity Contracts) group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses, financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, the Trusts which the Variable Investment Options invest in enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

1. Organization (Concluded)

arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

Due to and Due From:

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under EQUI-VEST(R) Series 100 through 801, EQUI-VEST(R) Vantage Series 900, EQUI-VEST(R) Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST(R) At Retirement, Variable Immediate Annuity (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to certain withdrawals under:

o EQUI-VEST(R) Series 100 through 801
o EQUI-VEST(R) Vantage Series 900
o EQUI-VEST(R) Strategies Series 900 and 901
o Momentum
o Momentum Plus
o Variable Immediate Annuity

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

2. Significant Accounting Policies (Concluded)

Administrative charges, if any, are included in Contract maintenance charges and are deducted annually from Contractowner accounts under:

o EQUI-VEST(R) Series 100 through 801
o EQUI-VEST(R) Strategies Series 900 and 901
o EQUIPLAN
o Old Contracts

Administrative charges, if any, are included in Contract maintenance charges and are deducted quarterly from Contractowner accounts under Momentum and Momentum Plus. Under the Variable Immediate Annuity, an administrative charge of $350 is deducted when the contract is purchased.

Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1.

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:


                                               PURCHASES       SALES
                                            -------------- -------------
All Asset Allocation.....................    $ 10,451,887   $ 1,183,260
American Century VP Mid Cap Value........         468,558        37,021
AXA Aggressive Allocation................     125,245,977    59,936,586
AXA Balanced Strategy....................      16,107,208     1,676,457
AXA Conservative Allocation..............      50,080,239    24,855,902
AXA Conservative Growth Strategy.........       2,800,314       386,318

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

4. Purchases and Sales of Investments (Continued)

                                                   PURCHASES        SALES
                                                -------------- --------------
AXA Conservative Strategy....................    $  1,207,750   $     34,361
AXA Conservative-Plus Allocation.............      60,119,026     33,243,740
AXA Growth Strategy..........................         729,577        760,325
AXA Moderate Allocation......................     223,552,589    165,477,812
AXA Moderate-Plus Allocation.................     228,416,181    123,911,005
AXA Tactical Manager 2000....................         573,489        193,000
AXA Tactical Manager 400.....................       1,009,586        111,530
AXA Tactical Manager 500.....................       1,169,350         22,311
AXA Tactical Manager International...........         850,255        241,712
EQ/AllianceBernstein International...........      68,887,753    105,390,389
EQ/AllianceBernstein Small Cap Growth........      58,461,188     76,219,784
EQ/AXA Franklin Small Cap Value Core.........       8,289,570      6,986,394
EQ/Blackrock Basic Value Equity..............      93,574,544     63,001,631
EQ/Blackrock International Value.............      46,781,223     52,130,545
EQ/Boston Advisors Equity Income.............      13,590,070     12,639,554
EQ/Calvert Socially Responsible..............       3,903,886      3,049,335
EQ/Capital Guardian Growth...................       4,471,355      4,233,701
EQ/Capital Guardian Research.................      13,713,507     28,391,947
EQ/Common Stock Index........................      98,897,797    302,332,338
EQ/Core Bond Index...........................      26,977,755     29,940,096
EQ/Davis New York Venture....................      11,229,865      7,388,548
EQ/Equity 500 Index..........................     142,509,465    169,214,535
EQ/Equity Growth PLUS........................      47,499,891     78,946,036
EQ/Franklin Core Balanced....................      16,762,446     21,328,119
EQ/Franklin Templeton Allocation.............      13,279,484     10,530,846
EQ/GAMCO Mergers & Acquisitions..............       8,311,525      4,538,396
EQ/GAMCO Small Company Value.................     118,165,048     58,040,015
EQ/Global Bond PLUS..........................      32,678,135     18,832,783
EQ/Global Multi-Sector Equity................     117,525,269    124,717,510
EQ/Intermediate Government Bond Index........      17,142,579     25,350,364
EQ/International Core PLUS...................      43,190,486     29,696,548
EQ/International Growth......................      29,281,763     16,880,486
EQ/JPMorgan Value Opportunities..............      11,183,788     10,841,673
EQ/Large Cap Core PLUS.......................       5,511,861      3,448,478
EQ/Large Cap Growth Index....................      15,978,983     24,752,242
EQ/Large Cap Growth PLUS.....................      21,560,727     40,427,674
EQ/Large Cap Value Index.....................       5,725,064      5,359,130
EQ/Large Cap Value PLUS......................      79,559,645    160,001,581
EQ/Lord Abbett Growth and Income.............       8,298,077      5,392,767
EQ/Lord Abbett Large Cap Core................      19,484,633      7,600,877
EQ/Mid Cap Index.............................      49,446,007     58,304,346
EQ/Mid Cap Value PLUS........................      59,653,500     99,051,129
EQ/Money Market..............................      60,881,160     87,368,708
EQ/Montag & Caldwell Growth..................      16,109,115     11,883,020
EQ/Morgan Stanley Mid Cap Growth.............      85,515,931     38,176,860
EQ/Mutual Large Cap Equity...................       5,923,344      7,511,935
EQ/Oppenheimer Global........................      18,667,897      7,991,621
EQ/PIMCO Ultra Short Bond....................      54,771,372     57,281,303
EQ/Quality Bond PLUS.........................      47,850,234     43,661,817
EQ/Small Company Index.......................      38,251,328     40,969,639
EQ/T. Rowe Price Growth Stock................      42,773,849     21,249,085
EQ/Templeton Global Equity...................      10,725,261      9,130,224
EQ/UBS Growth & Income.......................       6,777,447      7,074,118
EQ/Van Kampen Comstock.......................       7,949,617      6,433,760
EQ/Wells Fargo Advantage Omega Growth........      35,008,938     16,154,548

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

4. Purchases and Sales of Investments (Concluded)

                                                                                  PURCHASES       SALES
                                                                               -------------- -------------
Fidelity(R) VIP Contrafund(R) Portfolio.....................................    $16,253,020    $   302,230
Fidelity(R) VIP Equity-Income Portfolio.....................................        222,325         47,408
Fidelity(R) VIP Mid Cap Portfolio...........................................      1,478,704         41,246
Goldman Sachs VIT Mid Cap Value Fund........................................        359,961         19,583
Invesco V.I. Financial Services Fund........................................         61,188         33,048
Invesco V.I. Global Real Estate Fund........................................      3,804,556        253,894
Invesco V.I. International Growth Fund......................................      1,222,206         37,188
Invesco V.I. Mid Cap Core Equity Fund.......................................      1,895,942         53,771
Invesco V.I. Small Cap Equity Fund..........................................        924,036        207,460
Ivy Funds VIP Energy........................................................      4,197,259        792,340
Ivy Funds VIP High Income...................................................      6,903,163      1,321,456
Ivy Funds VIP Small Cap Growth..............................................        239,431         11,479
Lazard Retirement Emerging Markets Equity Portfolio.........................     17,956,946      1,853,502
MFS(R) International Value Portfolio........................................      6,486,904        624,239
MFS(R) Investors Growth Stock Series........................................        323,937         23,583
MFS(R) Investors Trust Series...............................................      1,673,133         37,129
MFS(R) Technology Portfolio.................................................      2,464,351        560,477
MFS(R) Utilities Series.....................................................      2,199,417        202,158
Multimanager Aggressive Equity..............................................     57,022,596     83,846,374
Multimanager Core Bond......................................................     51,787,677     28,331,086
Multimanager International Equity...........................................     15,034,683     19,520,337
Multimanager Large Cap Core Equity..........................................      2,046,428      3,590,868
Multimanager Large Cap Value................................................      8,869,680     13,451,184
Multimanager Mid Cap Growth.................................................     12,249,487     16,919,236
Multimanager Mid Cap Value..................................................     17,658,816     18,066,406
Multimanager Multi-Sector Bond..............................................     30,824,263     28,709,555
Multimanager Small Cap Growth...............................................     10,802,974     13,257,407
Multimanager Small Cap Value................................................     26,346,181     37,452,377
Multimanager Technology.....................................................     39,419,145     46,390,217
Oppenheimer Main Street Fund(R)/VA..........................................         52,224          4,481
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio....        542,208         14,305
Target 2015 Allocation......................................................      8,327,317      5,212,194
Target 2025 Allocation......................................................      9,844,834      5,121,404
Target 2035 Allocation......................................................      7,777,705      3,155,092
Target 2045 Allocation......................................................      4,959,396      2,125,604
Templeton Global Bond Securities Fund.......................................      2,032,349         43,308

5. Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are categorized into two types. Both types are subject to fees for investment management and advisory services and other Trust expenses. Certain classes of shares of the mutual funds that are attributable to Class A units or equivalent units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charged by the Variable Investment Options offered by non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable and its affiliates serves as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

5. Expenses and Related Party Transactions (Concluded)

management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.15% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under Contract with AXA Distributors.

6. Reorganizations

In 2010 and 2009, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In September 2009, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2009 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

----------------------------------------------------------------------------------------------------
                                     REMOVED PORTFOLIO                SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------------
SEPTEMBER 17, 2010                   MULTIMANAGER LARGE CAP GROWTH    MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------
Shares -- Class A                      2,913,236                        22,592,038
Value -- Class A                     $      7.88                      $      23.83
Shares -- Class B                      1,049,889                         1,061,491
Value -- Class B                     $      7.72                      $      23.38
Net Assets Before Substitution       $31,061,443                      $532,124,482
Net Assets After Substitution        $        --                      $563,185,925
----------------------------------------------------------------------------------------------------

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

6. Reorganizations (Continued)

----------------------------------------------------------------------------------------------------
                           REMOVED PORTFOLIO                            SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------------
SEPTEMBER 11, 2009         EQ/ARIEL APPRECIATION II                     EQ/MID CAP VALUE PLUS
                           EQ/LORD ABBETT MID CAP VALUE
                           EQ/VAN KAMPEN REAL ESTATE
----------------------------------------------------------------------------------------------------
                           EQ/ARIEL APPRECIATION II
Shares -- Class B              407,995
Value -- Class B           $      9.40
Net Assets Before Merger   $ 3,833,978
Net Assets After Merger    $        --
                           EQ/LORD ABBETT MID CAP VALUE
Shares -- Class B            3,267,908
Value -- Class B           $      7.93
Net Assets Before Merger   $25,901,370
Net Assets After Merger    $        --
                           EQ/VAN KAMPEN REAL ESTATE
Shares -- Class B           17,692,343                                      55,280,633
Value -- Class B           $      5.48                                  $         7.74
Net Assets Before Merger   $96,899,897                                  $  301,159,559
Net Assets After Merger    $        --                                  $  427,794,804
----------------------------------------------------------------------------------------------------
SEPTEMBER 11, 2009         EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY     EQ/PIMCO ULTRA SHORT BOND
                           EQ/SHORT DURATION BOND
----------------------------------------------------------------------------------------------------
                           EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY
Shares -- Class B              750,697
Value -- Class B           $      8.60
Net Assets Before Merger   $ 6,455,994
Net Assets After Merger    $        --
                           EQ/SHORT DURATION BOND
Shares -- Class B            1,829,135                                     13,871,491
Value -- Class B           $      9.13                                 $         9.95
Net Assets Before Merger   $16,692,783                                 $  114,836,052
Net Assets After Merger    $        --                                 $  137,984,829
----------------------------------------------------------------------------------------------------
SEPTEMBER 18, 2009         MULTIMANAGER HEALTH CARE                    MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------
Shares -- Class A            3,623,540                                     20,044,984
Value -- Class A           $      9.21                                 $        22.08
Shares -- Class B            1,056,833                                        791,741
Value -- Class B           $      9.02                                 $        21.67
Net Assets Before Merger   $42,913,977                                 $  416,872,983
Net Assets After Merger    $        --                                 $  459,786,960
----------------------------------------------------------------------------------------------------
SEPTEMBER 18, 2009         EQ/OPPENHEIMER MAIN STREET OPPORTUNITY      EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------
Shares -- Class A              296,297                                    113,639,158
Value -- Class A           $      8.39                                 $        13.64
Shares -- Class B              117,637                                      7,040,158
Value -- Class B           $      8.39                                 $        13.55
Net Assets Before Merger   $ 3,474,284                                 $1,642,374,045
Net Assets After Merger    $        --                                 $1,645,848,329
----------------------------------------------------------------------------------------------------
SEPTEMBER 18, 2009         EQ/OPPENHEIMER MAIN STREET SMALL CAP        EQ/SMALL COMPANY INDEX
                           INDEX
----------------------------------------------------------------------------------------------------
Shares -- Class B            1,365,972                                     18,623,256
Value -- Class B           $      8.91                                 $         8.40
Net Assets Before Merger   $12,171,930                                 $  144,324,956
Net Assets After Merger    $        --                                 $  156,496,886
----------------------------------------------------------------------------------------------------

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

6. Reorganizations (Concluded)

----------------------------------------------------------------------------------------------------
                            REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2009         EQ/CAYWOOD SCHOLL HIGH YIELD BOND    EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------
Shares -- Class B             3,562,969                             4,043,305
Value -- Class B            $      3.99                          $       9.19
Net Assets Before Merger    $14,233,273                          $ 22,913,194
Net Assets After Merger     $        --                          $ 37,146,467
----------------------------------------------------------------------------------------------------
SEPTEMBER 25, 2009         EQ/LONG TERM BOND                    EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------
Shares -- Class B             2,092,784                            13,220,218
Value -- Class B            $     12.74                          $       9.62
Net Assets Before Merger    $26,671,839                          $100,534,743
Net Assets After Merger     $        --                          $127,206,582

7. Contractowner Charges

Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:

                                                 MORTALITY AND                      FINANCIAL
                                                 EXPENSE RISKS   OTHER EXPENSES    ACCOUNTING      TOTAL
                                                 -------------   --------------    ----------      -----
OLD CONTRACTS                                        0.58%           0.16%            --           0.74%
-------------
EQUIPLAN(R) CONTRACTS                                0.58%           0.16%            --           0.74%
---------------------
EQUI-VEST(R) SERIES 100
-----------------------
EQ/Money Market,
EQ/Common Stock Index.......................         0.56%           0.60%            0.24%        1.40%
All Other Funds.............................         0.50%           0.60%            0.24%        1.34%

MOMENTUM CONTRACTS
------------------
EQ/Money Market,
EQ/Common Stock Index.......................         0.65%           0.60%            0.24%        1.49%
All Other Funds.............................         0.50%           0.60%            0.24%        1.34%

EQUI-VEST(R) SERIES 200
-----------------------
EQ/Money Market,
EQ/Common Stock Index.......................         1.15%           0.25%            --           1.40%
All Other Funds.............................         1.09%           0.25%            --           1.34%

EQUI-VEST(R) SERIES 201
-----------------------
All Funds...................................         0.95%           0.25%            --           1.20%

EQUI-VEST(R) SERIES 300 AND 400 CONTRACTS
-----------------------------------------
EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation.....................         1.10%           0.25%            --           1.35%
All Other Funds.............................         1.10%           0.24%            --           1.34%

MOMENTUM PLUS CONTRACTS                              1.10%           0.25%            --           1.35%
-----------------------
EQUI-VEST(R) SERIES 500 CONTRACTS                    1.20%           0.25%            --           1.45%
---------------------------------
EQUI-VEST(R) AT RETIREMENT AND AT RETIREMENT           --              --             --             --
--------------------------------------------
1.30% All Funds.............................         0.80%           0.50%            --           1.30%
1.25% All Funds.............................         0.75%           0.50%            --           1.25%

EQUI-VEST(R) SERIES 600 AND 800 CONTRACTS            0.95%           0.25%            --           1.20%
-----------------------------------------
EQUI-VEST(R) VANTAGE CONTRACTS
------------------------------
0.90% All Funds.............................         0.90%             --             --           0.90%
0.70% All Funds.............................         0.70%             --             --           0.70%
0.50% All Funds.............................         0.50%             --             --           0.50%

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

7. Contractowner Charges (Continued)


                                                MORTALITY AND                     FINANCIAL
                                                EXPENSE RISKS   OTHER EXPENSES   ACCOUNTING     TOTAL
                                               --------------- ---------------- ------------ ----------
EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 900
--------------------------------------------
1.20% All Funds.............................        1.20%           --               --           1.20%
0.90% All Funds.............................        0.90%           --               --           0.90%
0.70% All Funds.............................        0.70%           --               --           0.70%
0.50% All Funds.............................        0.50%           --               --           0.50%
0.25% All Funds.............................        0.25%           --               --           0.25%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 901
--------------------------------------------
0.00% All Funds.............................         .00%           --               --           0.00%
0.25% All Funds.............................        0.25%           --               --           0.25%
0.50% All Funds.............................        0.50%           --               --           0.50%
0.70% All Funds.............................        0.70%           --               --           0.70%
0.80% All Funds.............................        0.80%           --               --           0.80%
0.90% All Funds.............................        0.90%           --               --           0.90%
1.00% All Funds.............................        1.00%           --               --           1.00%
1.10% All Funds.............................        1.10%           --               --           1.10%

EQUI-VEST(R) EXPRESS SERIES 700 CONTRACTS           0.70%           0.25%            --           0.95%
-----------------------------------------
EQUI-VEST(R) EXPRESS SERIES 701 CONTRACTS
-----------------------------------------
1.10% All Funds.............................        0.85%           0.25%            --           1.10%

EQUI-VEST(R) SERIES 801 CONTRACTS
---------------------------------
1.25% All Funds.............................        1.00%           0.25%            --           1.25%

VARIABLE IMMEDIATE ANNUITY
--------------------------
0.50% All Funds.............................        0.40%           0.10%            --           0.50%

The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200, Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Variable Investment Options from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

For EQUI-VEST(R) Series 200 and EQUI-VEST(R) Series 201 for participants of employer plans that are subject to the rules of the Teachers Retirement System of Texas as well as EQUI-VEST(R) Vantage and EQUI-VEST(R) Strategies Contracts under Optional Retirement Programs in Texas, the total Separate Account A annual expenses and total expenses of the Trust, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options in EQUI-VEST(R) series 200, which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the Multimanager Technology EQ portfolios. Fees for advisory services in excess of the cap are refunded to the Variable Investment Options from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

During the preparation of the 2010 financial statements, management determined that with respect to the EQ/Money Market Variable Investment Option, in the 2009 financial statements, there was an incorrect allocation from net assets attributable to accumulation units to amounts retained by AXA Equitable in the amount of $190,336. Management concluded that this error was not material to the 2009 financial statements and, accordingly, the impact of the correction was reflected in the 2010 financial statements through a re-allocation of that amount from amount retained by AXA Equitable to net assets attributable to accumulation units. This correction increased the total return attributable to the Contract Charge 1.49% Units, currently charging 1.40%, by approximately 0.42% for the year ended December 31, 2010.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.

                                WHEN CHARGE
            CHARGES             IS DEDUCTED                  AMOUNT DEDUCTED                      HOW DEDUCTED
            -------             -----------                  ---------------                      ------------
Charge for Trust expenses      Daily         Vary by Portfolio                               Unit value
                                             LOW - $0 depending on the product and account   Unit liquidation from
Annual Administrative charge   Annual        value.                                          account value

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

7. Contractowner Charges (Concluded)

                                                WHEN CHARGE
                 CHARGES                        IS DEDUCTED
                 -------                        -----------
Withdrawal Charge                        At time of transaction
Plan Loan charges                        At time of transaction
Variable Immediate Annuity Payout
option                                   At time of transaction
Charge for third-party transfer or
exchange                                 At time of transaction
                                         Participation date
Enhanced death benefit charge            anniversary
Guaranteed Mininum Income Benefit
Guaranteed Withdrawal Benefit for Life
Sales Premium and Other Applicable
Taxes
Guaranteed minimum death benefit
charge

                 CHARGES                                      AMOUNT DEDUCTED                          HOW DEDUCTED
                 -------                                      ---------------                          ------------
                                         HIGH - Depending on account value, $50 if your
                                         account value on the last business day of the            Unit liquidation from
                                         contract year is less than $100,000.                     account value
                                         LOW - 5% of withdrawals or contributions made in
                                         the current and prior five participation years,          Unit liquidation from
Withdrawal Charge                        whichever is less.                                       account value
                                         HIGH - 7% of contributions withdrawn, declining
                                         by 1% each contract years following each
                                         contribution.
                                         Exceptions and limitations may eliminate or reduce
                                         the withdrawal charge.
                                                                                                  Unit liquidation from
Plan Loan charges                        $25 set-up fee and $6 quarterly recordkeeping fee        account value
Variable Immediate Annuity Payout                                                                 Unit liquidation from
option                                   $350 annuity administration fee                          account value
Charge for third-party transfer or                                                                Unit liquidation from
exchange                                 $0 to $25                                                account value
                                                                                                  Unit liquidation from
Enhanced death benefit charge            0.15% of account value                                   account value
                                                                                                  Unit liquidation from
Guaranteed Mininum Income Benefit        0.65%                                                    account value
                                         LOW- 0.60% for single life option;                       Unit liquidation from
Guaranteed Withdrawal Benefit for Life        0.75% for joint life option                         account value
                                         HIGH-0.75% for single life;
                                              0.90% for joint life
                                                                                                  Deducted from the
                                                                                                  amount applied to
Sales Premium and Other Applicable       Current tax charge varies by jurisdiction and ranges     provide an annuity
Taxes                                    from 0% to 3.5%.                                         payout option
                                         STANDARD DEATH BENEFIT (AVAILABLE ONLY WITH
Guaranteed minimum death benefit         THE GURANTEED MINIMUM INCOME BENEFIT) -                  Unit liquidation from
charge                                   0.00%                                                    account value
                                         GWBL STANDARD DEATH BENEFIT - 0.00%
                                         ANNUAL RACHET TO AGE 85 - 0.25% of the
                                         Annual Rachet to age 85 benefit base
                                         GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL
                                         RACHET TO AGE 85 - 0.60% of the greater of 6%
                                         roll-up to age 85 benefit base, as applicable
                                         GWBL ENHANCED DEATH BENEFIT - 0.30% of the
                                         GWBL Enhance death benefit base

8. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
ALL ASSET ALLOCATION
--------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (u)      $119.82           --                   --          --           14.41%
         Highest contract charge 1.45% Class B (u)     $118.33           --                   --          --           13.31%
         All contract charges                               --          101              $11,926        2.90%             --

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
ALL ASSET ALLOCATION (CONTINUED)
--------------------------------
  2009   Lowest contract charge 0.50% Class B (u)      $104.73             --                 --           --           2.75%
         Highest contract charge 1.45% Class B (u)     $104.43             --                 --           --           2.47%
         All contract charges                               --             20           $  2,043         4.20%            --

AMERICAN CENTURY VP MID CAP VALUE
---------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Class II (w)     $106.06             --                 --           --           6.01%
         Highest contract charge 1.20% Class II (w)    $105.83             --                 --           --           5.79%
         All contract charges                               --              4           $    472         2.34%            --

AXA AGGRESSIVE ALLOCATION
-------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $139.76             --                 --           --          12.51%
         Highest contract charge 1.45% Class B         $130.37             --                 --           --          11.44%
         All contract charges                               --          2,731           $357,010         1.71%            --
  2009   Lowest contract charge 0.50% Class B          $124.22             --                 --           --          26.65%
         Highest contract charge 1.45% Class B         $116.99             --                 --           --          25.44%
         All contract charges                               --          2,255           $264,074         1.16%            --
  2008   Lowest contract charge 0.50% Class B          $ 98.08             --                 --           --         (39.50)%
         Highest contract charge 1.45% Class B         $ 93.26             --                 --           --         (40.08)%
         All contract charges                               --          1,573           $146,691         1.79%            --
  2007   Lowest contract charge 0.50% Class B          $162.11             --                 --           --           5.64%
         Highest contract charge 1.45% Class B         $155.64             --                 --           --           4.62%
         All contract charges                               --          1,034           $161,376         2.96%            --
  2006   Lowest contract charge 0.50% Class B          $153.46             --                 --           --          17.31%
         Highest contract charge 1.45% Class B         $148.76             --                 --           --          16.19%
         All contract charges                               --            517           $ 77,399         3.46%            --

AXA BALANCED STRATEGY
---------------------
         Unit Value 1.10% to 1.25%*
  2010   Lowest contract charge 1.10% Class A (v)      $112.01             --                 --           --           9.12%
         Highest contract charge 1.25% Class A (v)     $111.79             --                 --           --           8.96%
         All contract charges                               --              3           $    350         1.92%            --
  2009   Lowest contract charge 1.10% Class A (v)      $102.65             --                 --           --           1.93%
         Highest contract charge 1.25% Class A (v)     $102.60             --                 --           --           1.89%
         All contract charges                               --              4           $    394         2.34%            --

AXA Balanced Strategy
---------------------
         Unit Value 1.25% to 1.30%*
  2010   Lowest contract charge 1.25% Class B (t)      $120.03             --                 --           --           8.68%
         Highest contract charge 1.30% Class B (t)     $119.94             --                 --           --           8.62%
         All contract charges                               --            176           $ 21,202         1.92%            --
  2009   Lowest contract charge 1.25% Class B (t)      $110.45             --                 --           --          12.64%
         Highest contract charge 1.30% Class B (t)     $110.42             --                 --           --          12.60%
         All contract charges                               --             51           $  5,642         2.34%            --

AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $126.66             --                 --           --           6.73%
         Highest contract charge 1.45% Class B         $118.15             --                 --           --           5.71%
         All contract charges                               --            878           $103,215         2.41%            --
  2009   Lowest contract charge 0.50% Class B          $118.67             --                 --           --           9.27%
         Highest contract charge 1.45% Class B         $111.77             --                 --           --           8.24%
         All contract charges                               --            701           $ 78,154         2.54%            --

                                     FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
---------------------------------------
  2008   Lowest contract charge 0.50% Class B          $108.60             --                  --         --           (11.46)%
         Highest contract charge 1.45% Class B         $103.26             --                  --         --           (12.31)%
         All contract charges                               --            539            $ 55,833       4.85%              --
  2007   Lowest contract charge 0.50% Class B          $122.65             --                  --         --             5.27%
         Highest contract charge 1.45% Class B         $117.75             --                  --         --             4.26%
         All contract charges                               --            378            $ 44,771       5.06%              --
  2006   Lowest contract charge 0.50% Class B          $116.51             --                  --         --             5.84%
         Highest contract charge 1.45% Class B         $112.94             --                  --         --             4.83%
         All contract charges                               --            167            $ 18,932       4.29%              --

AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------
         Unit Value 1.25% to 1.30%*
  2010   Lowest contract charge 1.25% Class B (t)      $117.76             --                  --         --             7.79%
         Highest contract charge 1.30% Class B (t)     $117.67             --                  --         --             7.74%
         All contract charges                               --             31            $  3,722       1.71%              --
  2009   Lowest contract charge 1.25% Class B (t)      $109.25             --                  --         --            10.60%
         Highest contract charge 1.30% Class B (t)     $109.22             --                  --         --            10.58%
         All contract charges                               --             10            $  1,140       1.96%              --

AXA CONSERVATIVE STRATEGY
-------------------------
         Unit Value 1.25% to 1.30%*
  2010   Lowest contract charge 1.25% Class B (t)      $111.72             --                  --         --             5.94%
         Highest contract charge 1.30% Class B (t)     $111.64             --                  --         --             5.89%
         All contract charges                               --             13            $  1,475       2.37%              --
  2009   Lowest contract charge 1.25% Class B (t)      $105.46             --                  --         --             5.67%
         Highest contract charge 1.30% Class B (t)     $105.43             --                  --         --             5.64%
         All contract charges                               --              3            $    275       2.59%              --

AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $129.33              --                 --         --             8.52%
         Highest contract charge 1.45% Class B         $120.64              --                 --         --             7.49%
         All contract charges                               --           1,244           $149,815       2.16%              --
  2009   Lowest contract charge 0.50% Class B          $119.17              --                 --         --            13.85%
         Highest contract charge 1.45% Class B         $112.23              --                 --         --            12.76%
         All contract charges                               --           1,056           $118,182       2.15%              --
  2008   Lowest contract charge 0.50% Class B          $104.67              --                 --         --           (19.83)%
         Highest contract charge 1.45% Class B         $ 99.53              --                 --         --           (20.59)%
         All contract charges                               --             800           $ 79,752       3.64%              --
  2007   Lowest contract charge 0.50% Class B          $130.56              --                 --         --             4.96%
         Highest contract charge 1.45% Class B         $125.34              --                 --         --             3.95%
         All contract charges                               --             634           $ 80,092       4.08%              --
  2006   Lowest contract charge 0.50% Class B          $124.39              --                 --         --             8.22%
         Highest contract charge 1.45% Class B         $120.58              --                 --         --             7.18%
         All contract charges                               --             342           $ 41,475       4.04%              --

AXA GROWTH STRATEGY
-------------------
         Unit Value 1.10% to 1.25%*
  2010   Lowest contract charge 1.10% Class A (v)      $ 114.92            --                  --         --            10.72%
         Highest contract charge 1.25% Class A (v)     $ 114.69            --                  --         --            10.56%
         All contract charges                                --            13            $  1,535       1.56%              --

                                     FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA GROWTH STRATEGY (CONTINUED)
-------------------------------
  2009   Lowest contract charge 1.10% Class A (v)      $103.79              --                   --       --             2.87%
         Highest contract charge 1.25% Class A (v)     $103.74              --                   --       --             2.84%
         All contract charges                               --              14           $    1,474     1.76%              --

AXA MODERATE ALLOCATION
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $105.37              --                   --       --             9.63%
         Highest contract charge 1.45% Class A         $135.24              --                   --       --             8.59%
         All contract charges                               --          18,275           $1,387,456     2.37%              --
  2009   Lowest contract charge 0.50% Class A (b)      $ 96.11              --                   --       --            16.72%
         Highest contract charge 1.45% Class A         $124.54              --                   --       --            15.60%
         All contract charges                               --          18,864           $1,310,255     1.65%              --
  2008   Lowest contract charge 0.50% Class A (b)      $ 82.34              --                   --       --           (24.67)%
         Highest contract charge 1.45% Class A         $107.73              --                   --       --           (25.38)%
         All contract charges                               --          19,014           $1,142,587     3.70%              --
  2007   Lowest contract charge 0.50% Class A (b)      $109.30              --                   --       --             6.00%
         Highest contract charge 1.45% Class A         $144.38              --                   --       --             4.99%
         All contract charges                               --          19,631           $1,586,678     3.35%              --
  2006   Lowest contract charge 0.50% Class A (b)      $103.11              --                   --       --            3.11%
         Highest contract charge 1.45% Class A         $137.52              --                   --       --            9.00%
         All contract charges                               --          20,240           $1,557,101     2.84%              --

AXA MODERATE ALLOCATION
-----------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $121.93               --                   --       --             9.36%
         Highest contract charge 1.30% Class B (c)     $100.87               --                   --       --             8.50%
         All contract charges                               --            1,923           $  240,775     2.37%              --
  2009   Lowest contract charge 0.50% Class B          $111.49               --                   --       --            16.43%
         Highest contract charge 1.30% Class B (c)     $ 92.97               --                   --       --            15.51%
         All contract charges                               --            1,585           $  183,180     1.65%              --
  2008   Lowest contract charge 0.50% Class B          $ 95.76               --                   --       --           (24.85)%
         Highest contract charge 1.30% Class B (c)     $ 80.49               --                   --       --           (25.44)%
         All contract charges                               --            1,338           $  136,760     3.70%              --
  2007   Lowest contract charge 0.50% Class B          $127.43               --                   --       --             5.73%
         Highest contract charge 1.30% Class B (c)     $107.96               --                   --       --             4.90%
         All contract charges                               --            1,218           $  170,510     3.35%              --
  2006   Lowest contract charge 0.50% Class B          $120.52               --                   --       --             9.77%
         Highest contract charge 1.30% Class B (c)     $102.92               --                   --       --             2.92%
         All contract charges                               --            1,009           $  136,001     2.84%              --

AXA MODERATE-PLUS ALLOCATION
----------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $140.71               --                   --       --            11.00%
         Highest contract charge 1.45% Class B         $131.26               --                   --       --             9.94%
         All contract charges                               --            6,277           $  822,427     1.82%              --
  2009   Lowest contract charge 0.50% Class B          $126.77               --                   --       --            21.35%
         Highest contract charge 1.45% Class B         $119.39               --                   --       --            20.18%
         All contract charges                               --            5,622           $  668,768     1.48%              --
  2008   Lowest contract charge 0.50% Class B          $104.47               --                   --       --           (32.12)%
         Highest contract charge 1.45% Class B         $ 99.34               --                   --       --           (32.77)%
         All contract charges                               --            4,565           $  452,172     2.45%              --

                                     FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
AXA MODERATE-PLUS ALLOCATION (CONTINUED)
----------------------------------------
  2007   Lowest contract charge 0.50% Class B          $ 153.90            --                  --         --             5.85%
         Highest contract charge 1.45% Class B         $ 147.76            --                  --         --             4.84%
         All contract charges                                --         3,480            $513,806       3.38%              --
  2006   Lowest contract charge 0.50% Class B          $ 145.39            --                  --         --            13.93%
         Highest contract charge 1.45% Class B         $ 140.94            --                  --         --            12.85%
         All contract charges                                --         1,886            $267,414       3.54%              --

AXA TACTICAL MANAGER 2000
-------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 124.04            --                  --         --            17.16%
         Highest contract charge 1.34% Class B (w)     $ 123.77            --                  --         --            16.95%
         All contract charges                                --             3            $    416       0.08%              --

AXA TACTICAL MANAGER 400
------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 119.98            --                  --         --            14.37%
         Highest contract charge 1.34% Class B (w)     $ 119.72            --                  --         --            14.17%
         All contract charges                                --             8            $    954       0.00%              --

AXA TACTICAL MANAGER 500
------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 115.58            --                  --         --            10.26%
         Highest contract charge 1.34% Class B (w)     $ 115.33            --                  --         --            10.06%
         All contract charges                                --            10            $  1,215       0.69%              --

AXA TACTICAL MANAGER INTERNATIONAL
----------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Class B (w)      $ 111.74            --                  --         --             6.88%
         Highest contract charge 1.34% Class B (w)     $ 111.50            --                  --         --             6.68%
         All contract charges                                --             5            $    638       1.76%              --

EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $  77.24            --                  --         --             4.95%
         Highest contract charge 1.45% Class A         $  98.22            --                  --         --             3.96%
         All contract charges                                --         3,485            $439,022       2.46%              --
  2009   Lowest contract charge 0.50% Class A (b)      $  73.60            --                  --         --            26.79%
         Highest contract charge 1.45% Class A         $  94.48            --                  --         --            25.55%
         All contract charges                                --         3,794            $458,941       2.69%              --
  2008   Lowest contract charge 0.50% Class A (b)      $  58.05            --                  --         --           (50.85)%
         Highest contract charge 1.45% Class A         $  75.25            --                  --         --           (51.31)%
         All contract charges                                --         3,962            $381,162       2.82%              --
  2007   Lowest contract charge 0.50% Class A (b)      $ 118.10            --                  --         --            11.45%
         Highest contract charge 1.45% Class A         $ 154.56            --                  --         --            10.38%
         All contract charges                                --         4,247            $838,849       1.50%              --
  2006   Lowest contract charge 0.50% Class A (b)      $ 105.97            --                  --         --             5.97%
         Highest contract charge 1.45% Class A         $ 140.03            --                  --         --            22.03%
         All contract charges                                --         4,389            $784,767       1.65%              --

                                     FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $101.30             --                  --         --              4.69%
         Highest contract charge 1.30% Class B (c)     $ 73.95             --                  --         --              3.86%
         All contract charges                               --            614            $ 58,834       2.46%               --
  2009   Lowest contract charge 0.50% Class B          $ 96.76             --                  --         --             26.47%
         Highest contract charge 1.30% Class B (c)     $ 71.20             --                  --         --             25.46%
         All contract charges                               --            676            $ 62,696       2.69%               --
  2008   Lowest contract charge 0.50% Class B          $ 76.51             --                  --         --            (50.97)%
         Highest contract charge 1.30% Class B (c)     $ 56.75             --                  --         --            (51.35)%
         All contract charges                               --            744            $ 55,667       2.82%               --
  2007   Lowest contract charge 0.50% Class B          $156.05             --                  --         --             11.16%
         Highest contract charge 1.30% Class B (c)     $116.66             --                  --         --             10.29%
         All contract charges                               --            787            $121,942       1.50%               --
  2006   Lowest contract charge 0.50% Class B          $140.38             --                  --         --             22.90%
         Highest contract charge 1.30% Class B (c)     $105.78             --                  --         --              5.78%
         All contract charges                               --            728            $102,893       1.65%               --

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $120.02             --                  --         --             32.92%
         Highest contract charge 1.45% Class A         $150.43             --                  --         --             31.64%
         All contract charges                               --          1,331            $276,722       0.05%               --
  2009   Lowest contract charge 0.50% Class A (b)      $ 90.30             --                  --         --             35.32%
         Highest contract charge 1.45% Class A         $114.27             --                  --         --             34.04%
         All contract charges                               --          1,403            $221,353       0.15%               --
  2008   Lowest contract charge 0.50% Class A (b)      $ 66.73             --                  --         --            (44.79)%
         Highest contract charge 1.45% Class A         $ 85.25             --                  --         --            (45.32)%
         All contract charges                               --          1,444            $169,875       0.01%               --
  2007   Lowest contract charge 0.50% Class A (b)      $120.87             --                  --         --             16.40%
         Highest contract charge 1.45% Class A         $155.92             --                  --         --             15.28%
         All contract charges                               --          1,537            $330,250         --                --
  2006   Lowest contract charge 0.50% Class A (b)      $103.84             --                  --         --              3.84%
         Highest contract charge 1.45% Class A         $135.25             --                  --         --              7.68%
         All contract charges                               --          1,694            $315,326         --                --

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $115.09             --                  --         --             32.58%
         Highest contract charge 1.30% Class B (c)     $114.91             --                  --         --             31.54%
         All contract charges                               --            280            $ 44,323       0.05%               --
  2009   Lowest contract charge 0.50% Class B          $ 86.81             --                  --         --             35.01%
         Highest contract charge 1.30% Class B (c)     $ 87.36             --                  --         --             33.93%
         All contract charges                               --            301            $ 36,400       0.15%               --
  2008   Lowest contract charge 0.50% Class B          $ 64.30             --                  --         --            (44.93)%
         Highest contract charge 1.30% Class B (c)     $ 65.23             --                  --         --            (45.37)%
         All contract charges                               --            318            $ 29,108       0.01%               --
  2007   Lowest contract charge 0.50% Class B          $116.77             --                  --         --             16.10%
         Highest contract charge 1.30% Class B (c)     $119.40             --                  --         --             15.18%
         All contract charges                               --            353            $ 59,087         --                --
  2006   Lowest contract charge 0.50% Class B          $100.58             --                  --         --              8.46%
         Highest contract charge 1.30% Class B (c)     $103.66             --                  --         --              3.66%
         All contract charges                               --            392            $ 57,261         --                --

                                     FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $103.11             --                  --         --             23.65%
         Highest contract charge 1.45% Class B (a)     $ 98.93             --                  --         --             22.47%
         All contract charges                               --            156            $ 15,611       0.19%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 83.39             --                  --         --             27.59%
         Highest contract charge 1.45% Class B (a)     $ 80.78             --                  --         --             26.36%
         All contract charges                               --            144            $ 11,627       1.05%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 65.36             --                  --         --            (33.74)%
         Highest contract charge 1.45% Class B (a)     $ 63.93             --                  --         --            (34.37)%
         All contract charges                               --            118            $  7,589       1.02%               --
  2007   Lowest contract charge 0.50% Class B (a)      $ 98.64             --                  --         --             (9.09)%
         Highest contract charge 1.45% Class B (a)     $ 97.41             --                  --         --             (9.96)%
         All contract charges                               --             66            $  6,402       0.57%               --
  2006   Lowest contract charge 0.50% Class B (a)      $108.50             --                  --         --              8.50%
         Highest contract charge 1.45% Class B (a)     $108.18             --                  --         --              8.18%
         All contract charges                               --             11            $  1,216       0.58%               --

EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $144.66             --                  --         --             11.72%
         Highest contract charge 1.45% Class B         $162.76             --                  --         --             10.66%
         All contract charges                               --          2,041            $397,717       1.33%               --
  2009   Lowest contract charge 0.50% Class B          $129.48             --                  --         --             29.64%
         Highest contract charge 1.45% Class B         $147.09             --                  --         --             28.40%
         All contract charges                               --          1,845            $328,742       2.77%               --
  2008   Lowest contract charge 0.50% Class B          $ 99.88             --                  --         --            (36.88)%
         Highest contract charge 1.45% Class B         $114.56             --                  --         --            (37.48)%
         All contract charges                               --          1,678            $235,310       1.69%               --
  2007   Lowest contract charge 0.50% Class B          $158.23             --                  --         --              0.67%
         Highest contract charge 1.45% Class B         $183.24             --                  --         --             (0.29)%
         All contract charges                               --          1,706            $383,188       1.08%               --
  2006   Lowest contract charge 0.50% Class B          $157.18             --                  --         --             20.31%
         Highest contract charge 1.45% Class B         $183.78             --                  --         --             19.16%
         All contract charges                               --          1,738            $391,171       2.86%               --

EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $113.07             --                  --         --              5.54%
         Highest contract charge 1.45% Class B         $138.00             --                  --         --              4.54%
         All contract charges                               --          2,043            $260,491       0.77%               --
  2009   Lowest contract charge 0.50% Class B          $107.14             --                  --         --             29.60%
         Highest contract charge 1.45% Class B         $132.01             --                  --         --             28.35%
         All contract charges                               --          2,074            $252,937       2.12%               --
  2008   Lowest contract charge 0.50% Class B          $ 82.67             --                  --         --            (43.28)%
         Highest contract charge 1.45% Class B         $102.85             --                  --         --            (43.82)%
         All contract charges                               --          2,004            $190,748       2.24%               --
  2007   Lowest contract charge 0.50% Class B          $145.75             --                  --         --              9.64%
         Highest contract charge 1.45% Class B         $183.08             --                  --         --              8.58%
         All contract charges                               --          2,074            $351,707       1.93%               --
  2006   Lowest contract charge 0.50% Class B          $132.94             --                  --         --             25.06%
         Highest contract charge 1.45% Class B         $168.61             --                  --         --             23.87%
         All contract charges                               --          1,956            $305,076       3.67%               --

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $116.00           --                   --          --            15.13%
         Highest contract charge 1.45% Class B         $109.28           --                   --          --            14.03%
         All contract charges                               --          528              $57,712        2.42%              --
  2009   Lowest contract charge 0.50% Class B          $100.76           --                   --          --            10.99%
         Highest contract charge 1.45% Class B         $ 95.83           --                   --          --             9.92%
         All contract charges                               --          524              $50,322        2.62%              --
  2008   Lowest contract charge 0.50% Class B          $ 90.78           --                   --          --           (32.64)%
         Highest contract charge 1.45% Class B         $ 87.18           --                   --          --           (33.28)%
         All contract charges                               --          487              $42,542        2.38%              --
  2007   Lowest contract charge 0.50% Class B          $134.77           --                   --          --             3.18%
         Highest contract charge 1.45% Class B         $130.66           --                   --          --             2.18%
         All contract charges                               --          445              $58,354        1.93%              --
  2006   Lowest contract charge 0.50% Class B          $130.62           --                   --          --            15.39%
         Highest contract charge 1.45% Class B         $127.87           --                   --          --            14.29%
         All contract charges                               --          394              $50,720        2.44%              --

EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 75.42           --                   --          --            11.96%
         Highest contract charge 1.45% Class B         $ 99.18           --                   --          --            10.89%
         All contract charges                               --          283              $22,061        0.05%              --
  2009   Lowest contract charge 0.50% Class B          $ 67.36           --                   --          --            30.24%
         Highest contract charge 1.45% Class B         $ 89.44           --                   --          --            28.99%
         All contract charges                               --          267              $18,810        0.26%              --
  2008   Lowest contract charge 0.50% Class B          $ 51.72           --                   --          --           (45.50)%
         Highest contract charge 1.45% Class B         $ 69.34           --                   --          --           (46.02)%
         All contract charges                               --          235              $12,828        0.29%              --
  2007   Lowest contract charge 0.50% Class B          $ 94.90           --                   --          --            11.57%
         Highest contract charge 1.45% Class B         $128.45           --                   --          --            10.49%
         All contract charges                               --          218              $21,860        0.24%              --
  2006   Lowest contract charge 0.50% Class B          $ 85.06           --                   --          --             4.70%
         Highest contract charge 1.45% Class B         $116.25           --                   --          --             3.71%
         All contract charges                               --          185              $16,787          --               --

EQ/CAPITAL GUARDIAN GROWTH
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 64.34           --                   --          --            12.37%
         Highest contract charge 1.45% Class B         $ 89.77           --                   --          --            11.30%
         All contract charges                               --          291              $19,777        0.41%              --
  2009   Lowest contract charge 0.50% Class B          $ 57.26           --                   --          --            32.76%
         Highest contract charge 1.45% Class B         $ 80.66           --                   --          --            31.50%
         All contract charges                               --          283              $17,320        0.35%              --
  2008   Lowest contract charge 0.50% Class B          $ 43.13           --                   --          --           (40.70)%
         Highest contract charge 1.45% Class B         $ 61.34           --                   --          --           (41.27)%
         All contract charges                               --          260              $12,167        0.19%              --
  2007   Lowest contract charge 0.50% Class B          $ 72.73           --                   --          --             4.95%
         Highest contract charge 1.45% Class B         $104.44           --                   --          --             3.94%
         All contract charges                               --          228              $18,074        0.00%              --
  2006   Lowest contract charge 0.50% Class B          $ 69.30           --                   --          --             6.87%
         Highest contract charge 1.45% Class B         $100.48           --                   --          --             5.85%
         All contract charges                               --          148              $11,178        0.20%              --

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/CAPITAL GUARDIAN RESEARCH (E)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $114.78              --                   --        --           15.22%
         Highest contract charge 1.45% Class B         $114.98              --                   --        --           14.12%
         All contract charges                               --           1,454           $  168,794      0.74%             --
  2009   Lowest contract charge 0.50% Class B          $ 99.62              --                   --        --           30.80%
         Highest contract charge 1.45% Class B         $100.76              --                   --        --           29.56%
         All contract charges                               --           1,584           $  161,230      1.16%             --
  2008   Lowest contract charge 0.50% Class B          $ 76.16              --                   --        --          (39.97)%
         Highest contract charge 1.45% Class B         $ 77.77              --                   --        --          (40.54)%
         All contract charges                               --           1,706           $  134,398      0.92%             --
  2007   Lowest contract charge 0.50% Class B          $126.86              --                   --        --            1.15%
         Highest contract charge 1.45% Class B         $130.80              --                   --        --            0.18%
         All contract charges                               --           1,936           $  256,826      1.21%             --
  2006   Lowest contract charge 0.50% Class B          $125.42              --                   --        --           11.50%
         Highest contract charge 1.45% Class B         $130.57              --                   --        --           10.43%
         All contract charges                               --           1,154           $  152,378      0.55%             --

EQ/COMMON STOCK INDEX (P) +
---------------------------
         Unit Value 0.50% to 1.49%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 89.18              --                   --        --           15.58%
         Highest contract charge 1.49% Class A         $311.66              --                   --        --           14.67%
         All contract charges                               --           6,983           $2,055,925      1.50%             --
  2009   Lowest contract charge 0.50% Class A (b)      $ 77.16              --                   --        --           28.00%
         Highest contract charge 1.49% Class A         $271.80              --                   --        --           27.02%
         All contract charges                               --           7,732           $1,984,968      2.01%             --
  2008   Lowest contract charge 0.50% Class A (b)      $ 60.28              --                   --        --          (43.94)%
         Highest contract charge 1.49% Class A         $213.98              --                   --        --          (44.31)%
         All contract charges                               --           8,404           $1,696,532      1.74%             --
  2007   Lowest contract charge 0.50% Class A (b)      $107.52              --                   --        --            3.22%
         Highest contract charge 1.49% Class A         $384.25              --                   --        --            2.53%
         All contract charges                               --           9,616           $3,481,372      1.18%             --
  2006   Lowest contract charge 0.50% Class A (b)      $104.17              --                   --        --            4.17%
         Highest contract charge 1.49% Class A         $374.77              --                   --        --            9.64%
         All contract charges                               --          11,209           $3,969,805      1.39%             --

EQ/COMMON STOCK INDEX (P)
-------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $ 86.53              --                   --        --           15.30%
         Highest contract charge 1.30% Class B (c)     $ 85.37              --                   --        --           14.38%
         All contract charges                               --           1,085           $  100,911      1.50%             --
  2009   Lowest contract charge 0.50% Class B          $ 75.05              --                   --        --           27.68%
         Highest contract charge 1.30% Class B (c)     $ 74.64              --                   --        --           26.68%
         All contract charges                               --           1,189           $   96,715      2.01%             --
  2008   Lowest contract charge 0.50% Class B          $ 58.78              --                   --        --          (44.08)%
         Highest contract charge 1.30% Class B (c)     $ 58.92              --                   --        --          (44.52)%
         All contract charges                               --           1,286           $   82,770      1.74%             --
  2007   Lowest contract charge 0.50% Class B          $105.11              --                   --        --            2.96%
         Highest contract charge 1.30% Class B (c)     $106.21              --                   --        --            2.14%
         All contract charges                               --           1,495           $  174,274      1.18%             --
  2006   Lowest contract charge 0.50% Class B          $102.09              --                   --        --           10.14%
         Highest contract charge 1.30% Class B (c)     $103.98              --                   --        --            3.98%
         All contract charges                               --           1,669           $  190,449      1.39%             --

                                     FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/CORE BOND INDEX (S)
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $121.12             --                  --         --            5.25%
         Highest contract charge 1.45% Class B         $111.02             --                  --         --             4.25%
         All contract charges                               --          1,128            $127,022       2.18%              --
  2009   Lowest contract charge 0.50% Class B          $115.08             --                  --         --             2.18%
         Highest contract charge 1.45% Class B         $106.50             --                  --         --             1.20%
         All contract charges                               --          1,163            $125,579       2.75%              --
  2008   Lowest contract charge 0.50% Class B          $112.63             --                  --         --            (9.40)%
         Highest contract charge 1.45% Class B         $105.24             --                  --         --           (10.26)%
         All contract charges                               --            993            $105,935       4.16%              --
  2007   Lowest contract charge 0.50% Class B          $124.31             --                  --         --             2.58%
         Highest contract charge 1.45% Class B         $117.27             --                  --         --             1.60%
         All contract charges                               --          1,164            $138,131       4.62%              --
  2006   Lowest contract charge 0.50% Class B          $121.18             --                  --         --             3.54%
         Highest contract charge 1.45% Class B         $115.42             --                  --         --             2.56%
         All contract charges                               --          1,009            $117,710       4.54%              --

EQ/DAVIS NEW YORK VENTURE
-------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (d)      $ 86.53             --                  --         --            11.19%
         Highest contract charge 1.45% Class B (d)     $ 83.57             --                  --         --            10.14%
         All contract charges                               --            332            $ 28,092       0.85%              --
  2009   Lowest contract charge 0.50% Class B (d)      $ 77.82             --                  --         --            32.01%
         Highest contract charge 1.45% Class B (d)     $ 75.88             --                  --         --            30.76%
         All contract charges                               --            281            $ 21,535       1.99%              --
  2008   Lowest contract charge 0.50% Class B (d)      $ 58.95             --                  --         --           (39.51)%
         Highest contract charge 1.45% Class B (d)     $ 58.03             --                  --         --           (40.09)%
         All contract charges                               --            187            $ 10,886       0.78%              --
  2007   Lowest contract charge 0.50% Class B (d)      $ 97.46             --                  --         --            (2.54)%
         Highest contract charge 1.45% Class B (d)     $ 96.87             --                  --         --            (3.13)%
         All contract charges                               --             64            $  6,154       1.15%              --
  2006   Lowest contract charge 0.50% Class B (a)      $108.48             --                  --         --             8.48%
         Highest contract charge 1.45% Class B (a)     $108.47             --                  --         --             8.47%
         All contract charges                               --              3            $    331       0.96%              --

EQ/EQUITY 500 INDEX
-------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 96.77             --                  --         --            14.09%
         Highest contract charge 1.45% Class A         $106.14             --                  --         --            13.00%
         All contract charges                               --          2,548            $703,946       1.65%              --
  2009   Lowest contract charge 0.50% Class A (b)      $ 84.82             --                  --         --            25.55%
         Highest contract charge 1.45% Class A         $ 93.93             --                  --         --            24.34%
         All contract charges                               --          2,660            $651,857       2.22%              --
  2008   Lowest contract charge 0.50% Class A (b)      $ 67.56             --                  --         --           (37.48)%
         Highest contract charge 1.45% Class A         $ 75.54             --                  --         --           (38.07)%
         All contract charges                               --          2,707            $534,905       1.87%              --
  2007   Lowest contract charge 0.50% Class A (b)      $108.06             --                  --         --             4.69%
         Highest contract charge 1.45% Class A         $121.98             --                  --         --             3.68%
         All contract charges                               --          2,858            $914,617       1.54%              --
  2006   Lowest contract charge 0.50% Class A (b)      $103.22             --                  --         --             3.22%
         Highest contract charge 1.45% Class A         $117.65             --                  --         --            13.71%
         All contract charges                               --          3,024            $934,535       1.75%              --

                                     FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/EQUITY 500 INDEX
-------------------
       Unit Value 0.50% to 1.30%*
  2010 Lowest contract charge 0.50% Class B            $ 95.91             --                  --         --            13.80%
       Highest contract charge 1.30% Class B (c)       $ 92.64             --                  --         --            12.91%
       All contract charges                                 --            909            $ 91,565       1.65%              --
  2009 Lowest contract charge 0.50% Class B            $ 84.28             --                  --         --            25.25%
       Highest contract charge 1.30% Class B (c)       $ 82.05             --                  --         --            24.24%
       All contract charges                                 --            891            $ 79,695       2.22%              --
  2008 Lowest contract charge 0.50% Class B            $ 67.29             --                  --         --           (37.64)%
       Highest contract charge 1.30% Class B (c)       $ 66.04             --                  --         --           (38.13)%
       All contract charges                                 --            852            $ 61,956       1.87%              --
  2007 Lowest contract charge 0.50% Class B            $107.91             --                  --         --             4.43%
       Highest contract charge 1.30% Class B (c)       $106.74             --                  --         --             3.60%
       All contract charges                                 --            902            $106,809       1.54%              --
  2006 Lowest contract charge 0.50% Class B            $103.33             --                  --         --            14.52%
       Highest contract charge 1.30% Class B (c)       $103.03             --                  --         --             3.03%
       All contract charges                                 --            894            $102,360       1.75%              --

EQ/EQUITY GROWTH PLUS
---------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B            $157.83             --                  --         --            14.68%
       Highest contract charge 1.45% Class B           $144.44             --                  --         --            13.59%
       All contract charges                                 --          2,551            $371,771       0.29%              --
  2009 Lowest contract charge 0.50% Class B            $137.63             --                  --         --            27.18%
       Highest contract charge 1.45% Class B           $127.16             --                  --         --            25.96%
       All contract charges                                 --          2,765            $354,268       0.90%              --
  2008 Lowest contract charge 0.50% Class B            $108.22             --                  --         --           (40.59)%
       Highest contract charge 1.45% Class B           $100.95             --                  --         --           (41.16)%
       All contract charges                                 --          2,670            $271,576       0.99%              --
  2007 Lowest contract charge 0.50% Class B            $182.16             --                  --         --            13.47%
       Highest contract charge 1.45% Class B           $171.57             --                  --         --            12.39%
       All contract charges                                 --          2,374            $411,149       0.18%              --
  2006 Lowest contract charge 0.50% Class B            $160.53             --                  --         --             8.78%
       Highest contract charge 1.45% Class B           $152.66             --                  --         --             7.74%
       All contract charges                                 --          2,089            $321,846       0.74%              --

EQ/FRANKLIN CORE BALANCED
-------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B (a)        $103.63             --                  --         --            10.75%
       Highest contract charge 1.45% Class B (a)       $ 99.43             --                  --         --             9.68%
       All contract charges                                 --            785            $ 78,731       3.04%              --
  2009 Lowest contract charge 0.50% Class B (a)        $ 93.57             --                  --         --            29.87%
       Highest contract charge 1.45% Class B (a)       $ 90.65             --                  --         --            28.64%
       All contract charges                                 --            850            $ 77,384       5.79%              --
  2008 Lowest contract charge 0.50% Class B (a)        $ 72.05             --                  --         --           (32.14)%
       Highest contract charge 1.45% Class B (a)       $ 70.47             --                  --         --           (32.79)%
       All contract charges                                 --            845            $ 59,776       6.17%              --
  2007 Lowest contract charge 0.50% Class B (a)        $106.18             --                  --         --             1.55%
       Highest contract charge 1.45% Class B (a)       $104.85             --                  --         --             0.57%
       All contract charges                                 --            825            $ 86,650       4.64%              --
  2006 Lowest contract charge 0.50% Class B (a)        $104.56             --                  --         --             4.56%
       Highest contract charge 1.45% Class B (a)       $104.26             --                  --         --             4.26%
       All contract charges                                 --            122            $ 12,767       2.55%              --

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B (d)        $ 84.35             --                  --         --             9.84%
       Highest contract charge 1.45% Class B (d)       $ 81.46             --                  --         --             8.79%
       All contract charges                                 --            593            $ 48,725       2.10%              --
  2009 Lowest contract charge 0.50% Class B (d)        $ 76.79             --                  --         --            27.81%
       Highest contract charge 1.45% Class B (d)       $ 74.88             --                  --         --            26.59%
       All contract charges                                 --            562            $ 42,403       2.59%              --
  2008 Lowest contract charge 0.50% Class B (d)        $ 60.08             --                  --         --           (37.20)%
       Highest contract charge 1.45% Class B (d)       $ 59.15             --                  --         --           (37.80)%
       All contract charges                                 --            501            $ 29,735       4.75%              --
  2007 Lowest contract charge 0.50% Class B (d)        $ 95.67             --                  --         --            (4.33)%
       Highest contract charge 1.45% Class B (d)       $ 95.10             --                  --         --            (4.90)%
       All contract charges                                 --            292            $ 27,827       2.48%              --

EQ/GAMCO MERGERS & ACQUISITIONS
-------------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B            $131.72             --                  --         --             9.08%
       Highest contract charge 1.45% Class B           $124.75             --                  --         --             8.04%
       All contract charges                                 --            151            $ 18,664       0.00%              --
  2009 Lowest contract charge 0.50% Class B            $120.76             --                  --         --            16.04%
       Highest contract charge 1.45% Class B           $115.47             --                  --         --            14.93%
       All contract charges                                 --            120            $ 13,875         --               --
  2008 Lowest contract charge 0.50% Class B            $104.07             --                  --         --           (14.25)%
       Highest contract charge 1.45% Class B           $100.47             --                  --         --           (15.07)%
       All contract charges                                 --            115            $ 11,611       0.51%              --
  2007 Lowest contract charge 0.50% Class B            $121.36             --                  --         --             2.90%
       Highest contract charge 1.45% Class B           $118.30             --                  --         --             1.91%
       All contract charges                                 --            108            $ 12,892       0.81%              --
  2006 Lowest contract charge 0.50% Class B            $117.94             --                  --         --            11.65%
       Highest contract charge 1.45% Class B           $116.08             --                  --         --            10.58%
       All contract charges                                 --             65            $  7,591       6.42%              --

EQ/GAMCO SMALL COMPANY VALUE
----------------------------
       Unit Value 0.50% to 1.45%*
  2010 Lowest contract charge 0.50% Class B            $194.05             --                  --         --            31.98%
       Highest contract charge 1.45% Class B           $182.80             --                  --         --            30.72%
       All contract charges                                 --          1,887            $341,922       0.39%              --
  2009 Lowest contract charge 0.50% Class B            $147.03             --                  --         --            40.75%
       Highest contract charge 1.45% Class B           $139.84             --                  --         --            39.39%
       All contract charges                                 --          1,474            $205,125       0.47%              --
  2008 Lowest contract charge 0.50% Class B            $104.46             --                  --         --           (31.01)%
       Highest contract charge 1.45% Class B           $100.32             --                  --         --           (31.66)%
       All contract charges                                 --          1,113            $111,588       0.62%              --
  2007 Lowest contract charge 0.50% Class B            $151.41             --                  --         --             8.75%
       Highest contract charge 1.45% Class B           $146.80             --                  --         --             7.70%
       All contract charges                                 --            866            $127,593       0.52%              --
  2006 Lowest contract charge 0.50% Class B            $139.23             --                  --         --            18.24%
       Highest contract charge 1.45% Class B           $136.30             --                  --         --            17.12%
       All contract charges                                 --            484            $ 66,227       1.54%              --

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/GLOBAL BOND PLUS
-------------------
         Unit Value 0.50% to 1.45%
  2010   Lowest contract charge 0.50% Class B          $124.32             --                  --          --            5.78%
         Highest contract charge 1.45% Class B         $118.22             --                  --          --            4.76%
         All contract charges                               --            613            $ 73,535        2.99%             --
  2009   Lowest contract charge 0.50% Class B          $117.53             --                  --          --            1.46%
         Highest contract charge 1.45% Class B         $112.85             --                  --          --            0.49%
         All contract charges                               --            507            $ 57,768        0.80%             --
  2008   Lowest contract charge 0.50% Class B          $115.84             --                  --          --            5.94%
         Highest contract charge 1.45% Class B         $112.30             --                  --          --            4.94%
         All contract charges                               --            483            $ 54,607       19.47%             --
  2007   Lowest contract charge 0.50% Class B          $109.34             --                  --          --            8.76%
         Highest contract charge 1.45% Class B         $107.01             --                  --          --            7.72%
         All contract charges                               --            213            $ 22,866        3.57%             --
  2006   Lowest contract charge 0.50% Class B          $100.53             --                  --          --            2.90%
         Highest contract charge 1.45% Class B         $ 99.34             --                  --          --            1.92%
         All contract charges                               --             77            $  7,685        0.47%             --

EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
         Unit Value 0.50% to 2.75%*
  2010   Lowest contract charge 0.50% Class B          $241.20             --                  --          --           10.90%
         Highest contract charge 1.45% Class B         $254.37             --                  --          --            9.84%
         All contract charges                               --          2,335            $448,383        1.13%             --
  2009   Lowest contract charge 0.50% Class B          $217.50             --                  --          --           49.31%
         Highest contract charge 1.45% Class B         $231.58             --                  --          --           47.89%
         All contract charges                               --          2,370            $413,743        1.34%             --
  2008   Lowest contract charge 0.50% Class B          $145.67             --                  --          --          (57.56)%
         Highest contract charge 1.45% Class B         $156.59             --                  --          --          (57.97)%
         All contract charges                               --          2,129            $253,220        0.14%             --
  2007   Lowest contract charge 0.50% Class B          $343.25             --                  --          --           41.30%
         Highest contract charge 1.45% Class B         $372.58             --                  --          --           39.95%
         All contract charges                               --          2,232            $634,802          --              --
  2006   Lowest contract charge 0.50% Class B          $242.92             --                  --          --           36.37%
         Highest contract charge 1.45% Class B         $266.22             --                  --          --           35.07%
         All contract charges                               --          2,029            $410,513        0.43%             --

EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $112.11             --                  --          --            3.96%
         Highest contract charge 1.45% Class A         $139.56             --                  --          --            2.96%
         All contract charges                               --            441            $ 74,135        1.34%             --
  2009   Lowest contract charge 0.50% Class A (b)      $107.84             --                  --          --           (2.52)%
         Highest contract charge 1.45% Class A         $135.54             --                  --          --           (3.45)%
         All contract charges                               --            480            $ 78,061        1.17%             --
  2008   Lowest contract charge 0.50% Class A (b)      $110.63             --                  --          --            3.33%
         Highest contract charge 1.45% Class A         $140.38             --                  --          --            2.35%
         All contract charges                               --            531            $ 89,495        3.33%             --
  2007   Lowest contract charge 0.50% Class A (b)      $107.06             --                  --          --            6.59%
         Highest contract charge 1.45% Class A         $137.16             --                  --          --            5.57%
         All contract charges                               --            554            $ 90,855        4.50%             --
  2006   Lowest contract charge 0.50% Class A (b)      $100.44             --                  --          --            0.44%
         Highest contract charge 1.45% Class A         $129.92             --                  --          --            1.89%
         All contract charges                               --            586            $ 91,303        4.00%             --

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $141.57             --                  --         --             3.70%
         Highest contract charge 1.30% Class B (c)     $107.32             --                  --         --             2.87%
         All contract charges                               --            177            $ 23,904       1.34%              --
  2009   Lowest contract charge 0.50% Class B          $136.52             --                  --         --            (2.76)%
         Highest contract charge 1.30% Class B (c)     $104.32             --                  --         --            (3.52)%
         All contract charges                               --            189            $ 25,089       1.17%              --
  2008   Lowest contract charge 0.50% Class B          $140.40             --                  --         --             3.08%
         Highest contract charge 1.30% Class B (c)     $108.13             --                  --         --             2.26%
         All contract charges                               --            220            $ 30,638       3.33%              --
  2007   Lowest contract charge 0.50% Class B          $136.21             --                  --         --             6.32%
         Highest contract charge 1.30% Class B (c)     $105.74             --                  --         --             5.48%
         All contract charges                               --            225            $ 30,902       4.50%              --
  2006   Lowest contract charge 0.50% Class B          $128.11             --                  --         --             2.61%
         Highest contract charge 1.30% Class B (c)     $100.25             --                  --         --             0.25%
         All contract charges                               --            254            $ 32,922       4.00%              --

EQ/INTERNATIONAL CORE PLUS
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $117.07             --                  --         --             8.68%
         Highest contract charge 1.45% Class B         $147.29             --                  --         --             7.64%
         All contract charges                               --          1,247            $148,586       1.90%              --
  2009   Lowest contract charge 0.50% Class B          $107.72             --                  --         --            34.65%
         Highest contract charge 1.45% Class B         $136.84             --                  --         --            33.37%
         All contract charges                               --          1,120            $124,727       3.37%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.00             --                  --         --           (45.13)%
         Highest contract charge 1.45% Class B         $102.60             --                  --         --           (45.66)%
         All contract charges                               --            889            $ 75,314       1.61%              --
  2007   Lowest contract charge 0.50% Class B          $145.80             --                  --         --            14.65%
         Highest contract charge 1.45% Class B         $188.80             --                  --         --            13.54%
         All contract charges                               --            748            $117,043       0.41%              --
  2006   Lowest contract charge 0.50% Class B          $127.17             --                  --         --            18.65%
         Highest contract charge 1.45% Class B         $166.28             --                  --         --            17.52%
         All contract charges                               --            714            $ 98,514       1.40%              --

EQ/INTERNATIONAL GROWTH
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $155.13             --                  --         --            14.37%
         Highest contract charge 1.45% Class B         $146.92             --                  --         --            14.87%
         All contract charges                               --            448            $ 65,388       0.99%              --
  2009   Lowest contract charge 0.50% Class B          $135.64             --                  --         --            36.55%
         Highest contract charge 1.45% Class B         $127.90             --                  --         --            35.26%
         All contract charges                               --            353            $ 45,543       1.34%              --
  2008   Lowest contract charge 0.50% Class B          $ 99.33             --                  --         --           (40.58)%
         Highest contract charge 1.45% Class B         $ 95.89             --                  --         --           (41.15)%
         All contract charges                               --            269            $ 25,877       0.98%              --
  2007   Lowest contract charge 0.50% Class B          $167.16             --                  --         --            15.63%
         Highest contract charge 1.45% Class B         $162.94             --                  --         --            14.51%
         All contract charges                               --            227            $ 37,401       0.70%              --
  2006   Lowest contract charge 0.50% Class B          $144.57             --                  --         --            25.01%
         Highest contract charge 1.45% Class B         $142.29             --                  --         --            23.82%
         All contract charges                               --             88            $ 12,581       1.19%              --

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $116.66             --                  --         --            11.76%
         Highest contract charge 1.45% Class B         $104.20             --                  --         --            10.70%
         All contract charges                               --            384            $ 49,132       1.33%              --
  2009   Lowest contract charge 0.50% Class B          $104.38             --                  --         --            31.64%
         Highest contract charge 1.45% Class B         $ 94.13             --                  --         --            30.39%
         All contract charges                               --            376            $ 43,960       1.50%              --
  2008   Lowest contract charge 0.50% Class B          $ 79.29             --                  --         --           (40.07)%
         Highest contract charge 1.45% Class B         $ 72.19             --                  --         --           (40.65)%
         All contract charges                               --            380            $ 34,198       1.82%              --
  2007   Lowest contract charge 0.50% Class B          $132.31             --                  --         --            (1.71)%
         Highest contract charge 1.45% Class B         $121.64             --                  --         --            (2.65)%
         All contract charges                               --            431            $ 64,820       1.36%              --
  2006   Lowest contract charge 0.50% Class B          $134.61             --                  --         --            19.78%
         Highest contract charge 1.45% Class B         $124.95             --                  --         --            18.64%
         All contract charges                               --            445            $ 68,748       4.40%              --

EQ/LARGE CAP CORE PLUS
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 95.11             --                  --         --            13.61%
         Highest contract charge 1.45% Class B         $ 90.62             --                  --         --            12.53%
         All contract charges                               --            173            $ 16,084       1.05%              --
  2009   Lowest contract charge 0.50% Class B          $ 83.72             --                  --         --            25.88%
         Highest contract charge 1.45% Class B         $ 80.53             --                  --         --            24.68%
         All contract charges                               --            163            $ 13,328       4.70%              --
  2008   Lowest contract charge 0.50% Class B          $ 66.51             --                  --         --           (37.71)%
         Highest contract charge 1.45% Class B         $ 64.59             --                  --         --           (38.32)%
         All contract charges                               --            150            $  9,852       0.37%              --
  2007   Lowest contract charge 0.50% Class B          $106.78             --                  --         --             3.37%
         Highest contract charge 1.45% Class B         $104.71             --                  --         --             2.37%
         All contract charges                               --            146            $ 15,557       1.23%              --
  2006   Lowest contract charge 0.50% Class B          $103.30             --                  --         --            12.38%
         Highest contract charge 1.45% Class B         $102.29             --                  --         --            11.31%
         All contract charges                               --            158            $ 16,368       0.83%              --

EQ/LARGE CAP GROWTH INDEX
-------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $ 74.39             --                  --         --            15.37%
         Highest contract charge 1.45% Class B         $ 74.09             --                  --         --            14.27%
         All contract charges                               --          1,628            $123,033       0.96%              --
  2009   Lowest contract charge 0.50% Class B          $ 64.48             --                  --         --            35.52%
         Highest contract charge 1.45% Class B         $ 64.84             --                  --         --            34.24%
         All contract charges                               --          1,755            $115,833       2.19%              --
  2008   Lowest contract charge 0.50% Class B          $ 47.58             --                  --         --           (36.59)%
         Highest contract charge 1.45% Class B         $ 48.30             --                  --         --           (37.20)%
         All contract charges                               --          1,741            $ 85,377       0.14%              --
  2007   Lowest contract charge 0.50% Class B          $ 75.03             --                  --         --            13.41%
         Highest contract charge 1.45% Class B         $ 76.91             --                  --         --            12.33%
         All contract charges                               --          1,870            $145,854       0.00%              --
  2006   Lowest contract charge 0.50% Class B          $ 66.16             --                  --         --            (1.04)%
         Highest contract charge 1.45% Class B         $ 68.47             --                  --         --            (1.98)%
         All contract charges                               --          2,111            $146,204         --               --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/LARGE CAP GROWTH PLUS
------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B         $ 65.22              --                    --        --           13.88%
         Highest contract charge 1.45% Class B        $ 99.94              --                    --        --           12.80%
         All contract charges                              --           1,626            $  240,110      0.37%             --
  2009   Lowest contract charge 0.50% Class B         $ 57.27              --                    --        --           34.18%
         Highest contract charge 1.45% Class B        $ 88.60              --                    --        --           32.89%
         All contract charges                              --           1,746            $  229,113      1.30%             --
  2008   Lowest contract charge 0.50% Class B         $ 42.68              --                    --        --          (38.55)%
         Highest contract charge 1.45% Class B        $ 66.67              --                    --        --          (39.13)%
         All contract charges                              --           1,840            $  181,508      0.11%             --
  2007   Lowest contract charge 0.50% Class B         $ 69.45              --                    --        --           15.04%
         Highest contract charge 1.45% Class B        $109.53              --                    --        --           13.94%
         All contract charges                              --           1,998            $  323,002      0.34%             --
  2006   Lowest contract charge 0.50% Class B         $ 60.37              --                    --        --            7.24%
         Highest contract charge 1.45% Class B        $ 96.13              --                    --        --            6.22%
         All contract charges                              --           2,215            $  314,252        --              --

EQ/LARGE CAP VALUE INDEX
------------------------
         Unit Value 0.50% to 1.45%
  2010   Lowest contract charge 0.50% Class B         $ 61.79              --                    --        --           14.04%
         Highest contract charge 1.45% Class B        $ 58.76              --                    --        --           12.97%
         All contract charges                              --             276            $   16,209      1.51%             --
  2009   Lowest contract charge 0.50% Class B         $ 54.18              --                    --        --           18.56%
         Highest contract charge 1.45% Class B        $ 52.01              --                    --        --           17.40%
         All contract charges                              --             268            $   14,005     10.00%             --
  2008   Lowest contract charge 0.50% Class B         $ 45.70              --                    --        --          (56.92)%
         Highest contract charge 1.45% Class B        $ 44.30              --                    --        --          (57.33)%
         All contract charges                              --             198            $    8,765      1.43%             --
  2007   Lowest contract charge 0.50% Class B         $106.08              --                    --        --           (6.41)%
         Highest contract charge 1.45% Class B        $103.83              --                    --        --           (7.29)%
         All contract charges                              --             201            $   20,937      0.00%             --
  2006   Lowest contract charge 0.50% Class B         $113.34              --                    --        --            6.30%
         Highest contract charge 1.45% Class B        $112.00              --                    --        --            5.29%
         All contract charges                              --             168            $   18,866      0.05%             --

EQ/LARGE CAP VALUE PLUS
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (i)     $118.77              --                    --        --           12.34%
         Highest contract charge 1.45% Class A (i)    $105.70              --                    --        --           11.26%
         All contract charges                              --           7,115            $  712,720      1.35%             --
  2009   Lowest contract charge 0.50% Class A (i)     $105.72              --                    --        --           20.01%
         Highest contract charge 1.45% Class A (i)    $ 95.00              --                    --        --           18.87%
         All contract charges                              --           7,826            $  703,519      2.43%             --
  2008   Lowest contract charge 0.50% Class A (i)     $ 88.09              --                    --        --          (43.29)%
         Highest contract charge 1.45% Class A (i)    $ 79.92              --                    --        --          (43.83)%
         All contract charges                              --           8,288            $  607,794      3.00%             --
  2007   Lowest contract charge 0.50% Class A (i)     $155.34              --                    --        --           (5.17)%
         Highest contract charge 1.45% Class A (i)    $142.29              --                    --        --           (5.52)%
         All contract charges                              --           9,387            $1,261,004      2.66%             --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/LARGE CAP VALUE PLUS (H)
---------------------------

         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $117.56             --                  --         --            12.12%
         Highest contract charge 1.30% Class B         $ 72.56             --                  --         --            11.24%
         All contract charges                               --            994            $101,850       1.35%              --
  2009   Lowest contract charge 0.50% Class B          $104.86             --                  --         --            19.84%
         Highest contract charge 1.30% Class B         $ 65.23             --                  --         --            18.88%
         All contract charges                               --          1,154            $106,366       2.43%              --
  2008   Lowest contract charge 0.50% Class B          $ 87.50             --                  --         --           (43.61)%
         Highest contract charge 1.30% Class B         $ 54.87             --                  --         --           (44.06)%
         All contract charges                               --          1,368            $124,290       3.00%              --
  2007   Lowest contract charge 0.50% Class B          $155.18             --                  --         --            (5.03)%
         Highest contract charge 1.30% Class B         $ 98.09             --                  --         --            (5.79)%
         All contract charges                               --          1,726            $239,219       2.66%              --
  2006   Lowest contract charge 0.50% Class B          $163.40             --                  --         --            20.78%
         Highest contract charge 1.45% Class B         $151.12             --                  --         --            19.63%
         All contract charges                               --          3,483            $500,340       1.68%              --

EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------

         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $110.97             --                  --         --            16.89%
         Highest contract charge 1.45% Class B         $105.09             --                  --         --            15.78%
         All contract charges                               --            188            $ 19,871       0.50%              --
  2009   Lowest contract charge 0.50% Class B          $ 94.93             --                  --         --            17.52%
         Highest contract charge 1.45% Class B         $ 90.77             --                  --         --            16.40%
         All contract charges                               --            157            $ 14,310       0.75%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.78             --                  --         --           (36.88)%
         Highest contract charge 1.45% Class B         $ 77.98             --                  --         --           (37.49)%
         All contract charges                               --            135            $ 10,625       1.57%              --
  2007   Lowest contract charge 0.50% Class B          $127.98             --                  --         --             2.95%
         Highest contract charge 1.45% Class B         $124.75             --                  --         --             1.97%
         All contract charges                               --            130            $ 16,386       1.18%              --
  2006   Lowest contract charge 0.50% Class B          $124.31             --                  --         --            16.63%
         Highest contract charge 1.45% Class B         $122.34             --                  --         --            15.51%
         All contract charges                               --             95            $ 11,695       1.50%              --

EQ/LORD ABBETT LARGE CAP CORE
-----------------------------

         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $127.57             --                  --         --            13.40%
         Highest contract charge 1.45% Class B         $120.82             --                  --         --            12.32%
         All contract charges                               --            340            $ 40,755       0.44%              --
  2009   Lowest contract charge 0.50% Class B          $112.50             --                  --         --            24.89%
         Highest contract charge 1.45% Class B         $107.57             --                  --         --            23.70%
         All contract charges                               --            227            $ 24,207       0.81%              --
  2008   Lowest contract charge 0.50% Class B          $ 90.08             --                  --         --           (31.32)%
         Highest contract charge 1.45% Class B         $ 86.96             --                  --         --           (31.98)%
         All contract charges                               --            104            $  9,067       1.30%              --
  2007   Lowest contract charge 0.50% Class B          $131.15             --                  --         --            10.12%
         Highest contract charge 1.45% Class B         $127.84             --                  --         --             9.07%
         All contract charges                               --             54            $  7,108       0.82%              --
  2006   Lowest contract charge 0.50% Class B          $119.10             --                  --         --            12.13%
         Highest contract charge 1.45% Class B         $117.21             --                  --         --            11.06%
         All contract charges                               --             35            $  4,131       1.24%              --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/MID CAP INDEX
----------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $127.87             --                  --         --            25.12%
         Highest contract charge 1.45% Class B         $113.13             --                  --         --            23.93%
         All contract charges                               --          2,915            $331,992       0.76%              --
  2009   Lowest contract charge 0.50% Class B          $102.20             --                  --         --            35.58%
         Highest contract charge 1.45% Class B         $ 91.29             --                  --         --            34.29%
         All contract charges                               --          2,983            $274,329       1.14%              --
  2008   Lowest contract charge 0.50% Class B          $ 75.38             --                  --         --           (49.53)%
         Highest contract charge 1.45% Class B         $ 67.98             --                  --         --           (50.02)%
         All contract charges                               --          2,796            $192,207       0.92%              --
  2007   Lowest contract charge 0.50% Class B          $149.37             --                  --         --             7.48%
         Highest contract charge 1.45% Class B         $136.02             --                  --         --             6.46%
         All contract charges                               --          2,644            $364,141         --               --
  2006   Lowest contract charge 0.50% Class B          $138.97             --                  --         --            10.97%
         Highest contract charge 1.45% Class B         $127.77             --                  --         --             9.91%
         All contract charges                               --          2,461            $318,026       3.32%              --

EQ/MID CAP VALUE PLUS (J)(K)(L)
-------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $178.03             --                  --         --            21.85%
         Highest contract charge 1.45% Class B         $128.33             --                  --         --            20.69%
         All contract charges                               --          3,090            $493,736       1.01%              --
  2009   Lowest contract charge 0.50% Class B          $146.11             --                  --         --            35.17%
         Highest contract charge 1.45% Class B         $106.33             --                  --         --            33.88%
         All contract charges                               --          3,356            $444,470       1.36%              --
  2008   Lowest contract charge 0.50% Class B          $108.09             --                  --         --           (39.87)%
         Highest contract charge 1.45% Class B         $ 79.42             --                  --         --           (40.45)%
         All contract charges                               --          2,463            $244,404       1.43%              --
  2007   Lowest contract charge 0.50% Class B          $179.75             --                  --         --            (2.09)%
         Highest contract charge 1.45% Class B         $133.36             --                  --         --            (3.03)%
         All contract charges                               --          2,763            $458,308       1.01%              --
  2006   Lowest contract charge 0.50% Class B          $183.59             --                  --         --            11.92%
         Highest contract charge 1.45% Class B         $137.53             --                  --         --            10.86%
         All contract charges                               --          2,889            $493,560       0.31%              --

EQ/MONEY MARKET +
-----------------
         Unit Value 0.50% to 1.49%*
  2010   Lowest contract charge 0.50% Class A (b)      $106.54             --                  --         --            (0.40)%
         Highest contract charge 1.49% Class A         $ 36.15             --                  --         --            (0.85)%
         All contract charges                               --          1,522            $ 75,400       0.06%              --
  2009   Lowest contract charge 0.50% Class A (b)      $106.97             --                  --         --            (0.21)%
         Highest contract charge 1.49% Class A         $ 36.46             --                  --         --            (1.43)%
         All contract charges                               --          1,888            $ 95,425       0.17%              --
  2008   Lowest contract charge 0.50% Class A (b)      $107.20             --                  --         --             1.85%
         Highest contract charge 1.49% Class A         $ 36.99             --                  --         --             1.04%
         All contract charges                               --          2,804            $139,434       2.82%              --
  2007   Lowest contract charge 0.50% Class A (b)      $105.25             --                  --         --             4.46%
         Highest contract charge 1.49% Class A         $ 36.61             --                  --         --             3.62%
         All contract charges                               --          3,066            $147,228       4.79%              --
  2006   Lowest contract charge 0.50% Class A (b)      $100.76             --                  --         --             0.76%
         Highest contract charge 1.49% Class A         $ 35.33             --                  --         --             3.35%
         All contract charges                               --          2,357            $111,741       4.59%              --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/MONEY MARKET
---------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $117.46            --                   --         --            (0.49)%
         Highest contract charge 1.30% Class B (c)     $102.12            --                   --         --            (1.28)%
         All contract charges                               --           328             $ 37,487       0.06%              --
  2009   Lowest contract charge 0.50% Class B          $118.04            --                   --         --            (0.51)%
         Highest contract charge 1.30% Class B (c)     $103.45            --                   --         --            (1.29)%
         All contract charges                               --           380             $ 44,026       0.17%              --
  2008   Lowest contract charge 0.50% Class B          $118.64            --                   --         --             1.60%
         Highest contract charge 1.30% Class B (c)     $104.80            --                   --         --             0.80%
         All contract charges                               --           466             $ 55,344       2.82%              --
  2007   Lowest contract charge 0.50% Class B          $116.77            --                   --         --             4.18%
         Highest contract charge 1.30% Class B (c)     $103.97            --                   --         --             3.35%
         All contract charges                               --           368             $ 44,041       4.79%              --
  2006   Lowest contract charge 0.50% Class B          $112.08            --                   --         --             3.96%
         Highest contract charge 1.30% Class B (c)     $100.60            --                   --         --             0.60%
         All contract charges                               --           293             $ 33,856       4.59%              --

EQ/MONTAG & CALDWELL GROWTH
---------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $131.79            --                   --         --             7.68%
         Highest contract charge 1.45% Class B         $124.15            --                   --         --             6.65%
         All contract charges                               --           325             $ 40,465       0.61%              --
  2009   Lowest contract charge 0.50% Class B          $122.39            --                   --         --            29.09%
         Highest contract charge 1.45% Class B         $116.41            --                   --         --            27.85%
         All contract charges                               --           287             $ 33,366       0.44%              --
  2008   Lowest contract charge 0.50% Class B          $ 94.81            --                   --         --           (33.23)%
         Highest contract charge 1.45% Class B         $ 91.05            --                   --         --           (33.86)%
         All contract charges                               --           216             $ 19,750       0.25%              --
  2007   Lowest contract charge 0.50% Class B          $141.99            --                   --         --            20.21%
         Highest contract charge 1.45% Class B         $137.67            --                   --         --            19.06%
         All contract charges                               --           106             $ 14,637       0.46%              --
  2006   Lowest contract charge 0.50% Class B          $118.12            --                   --         --             7.41%
         Highest contract charge 1.45% Class B         $115.63            --                   --         --             6.39%
         All contract charges                               --            32             $  3,686       0.21%              --

EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $177.66            --                   --         --            31.64%
         Highest contract charge 1.45% Class B         $168.26            --                   --         --            30.38%
         All contract charges                               --           997             $166,171       0.12%              --
  2009   Lowest contract charge 0.50% Class B          $134.96            --                   --         --            56.28%
         Highest contract charge 1.45% Class B         $129.05            --                   --         --            54.79%
         All contract charges                               --           662             $ 84,822       0.00%              --
  2008   Lowest contract charge 0.50% Class B          $ 86.36            --                   --         --           (47.59)%
         Highest contract charge 1.45% Class B         $ 83.37            --                   --         --           (48.09)%
         All contract charges                               --           384             $ 32,050       0.00%              --
  2007   Lowest contract charge 0.50% Class B          $164.77            --                   --         --            21.80%
         Highest contract charge 1.45% Class B         $160.61            --                   --         --            20.63%
         All contract charges                               --           286             $ 45,962       0.34%              --
  2006   Lowest contract charge 0.50% Class B          $135.28            --                   --         --             8.71%
         Highest contract charge 1.45% Class B         $133.14            --                   --         --             7.68%
         All contract charges                               --           116             $ 15,516       0.47%              --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/MUTUAL LARGE CAP EQUITY
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 92.75             --                  --         --             11.37%
         Highest contract charge 1.45% Class B (a)     $ 88.99             --                  --         --             10.31%
         All contract charges                               --            342            $ 30,620       1.86%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 83.28             --                  --         --             24.50%
         Highest contract charge 1.45% Class B (a)     $ 80.67             --                  --         --             23.31%
         All contract charges                               --            364            $ 29,448       0.19%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 66.89             --                  --         --            (38.41)%
         Highest contract charge 1.45% Class B (a)     $ 65.42             --                  --         --            (39.00)%
         All contract charges                               --            351            $ 23,077       3.77%               --
  2007   Lowest contract charge 0.50% Class B (a)      $108.61             --                  --         --              1.15%
         Highest contract charge 1.45% Class B (a)     $107.25             --                  --         --              0.17%
         All contract charges                               --            337            $ 36,145       0.00%               --
  2006   Lowest contract charge 0.50% Class B (a)      $107.38             --                  --         --              7.38%
         Highest contract charge 1.45% Class B (a)     $107.07             --                  --         --              7.07%
         All contract charges                               --             44            $  4,705       0.43%               --

EQ/OPPENHEIMER GLOBAL
---------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $109.04             --                  --         --             14.61%
         Highest contract charge 1.45% Class B (a)     $104.61             --                  --         --             13.51%
         All contract charges                               --            356            $ 37,232       0.66%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 95.14             --                  --         --             37.92%
         Highest contract charge 1.45% Class B (a)     $ 92.16             --                  --         --             36.61%
         All contract charges                               --            242            $ 22,289       0.70%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 68.98             --                  --         --            (41.04)%
         Highest contract charge 1.45% Class B (a)     $ 67.46             --                  --         --            (41.61)%
         All contract charges                               --            160            $ 10,889       1.37%               --
  2007   Lowest contract charge 0.50% Class B (a)      $116.99             --                  --         --              5.18%
         Highest contract charge 1.45% Class B (a)     $115.53             --                  --         --              4.17%
         All contract charges                               --            114            $ 13,151       0.37%               --
  2006   Lowest contract charge 0.50% Class B (a)      $111.23             --                  --         --             11.23%
         Highest contract charge 1.45% Class B (a)     $110.91             --                  --         --             10.91%
         All contract charges                               --             21            $  2,340       0.05%               --

EQ/PIMCO ULTRA SHORT BOND (M)(N)
--------------------------------
         Unit Value 1.10% to 1.25%*
  2010   Lowest contract charge 1.10% Class A (v)      $100.28             --                  --         --             (0.02)%
         Highest contract charge 1.25% Class A (v)     $100.08             --                  --         --             (0.17)%
         All contract charges                               --              2            $    168       0.33%               --
  2009   Lowest contract charge 1.10% Class A (v)      $100.30             --                  --         --              0.30%
         Highest contract charge 1.25% Class A (v)     $100.25             --                  --         --              0.25%
         All contract charges                               --              2            $    171       1.17%               --

EQ/PIMCO ULTRA SHORT BOND (M)(N)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $113.96             --                  --         --              0.34%
         Highest contract charge 1.45% Class B         $107.93             --                  --         --             (0.62)%
         All contract charges                               --          1,333            $145,853       0.33%               --
  2009   Lowest contract charge 0.50% Class B          $113.57             --                  --         --              7.47%
         Highest contract charge 1.45% Class B         $108.60             --                  --         --              6.44%
         All contract charges                               --          1,345            $147,582       1.17%               --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/PIMCO ULTRA SHORT BOND (M)(N) (CONTINUED)
--------------------------------------------
  2008   Lowest contract charge 0.50% Class B          $105.68             --                  --          --          (4.53)%
         Highest contract charge 1.45% Class B         $102.03             --                  --          --          (5.44)%
         All contract charges                               --            975            $100,324        3.21%            --
  2007   Lowest contract charge 0.50% Class B          $110.69             --                  --          --          10.91%
         Highest contract charge 1.45% Class B         $107.90             --                  --          --           9.86%
         All contract charges                               --            448            $ 48,682        3.10%            --
  2006   Lowest contract charge 0.50% Class B          $ 99.80             --                  --          --          (0.11)%
         Highest contract charge 1.45% Class B         $ 98.22             --                  --          --          (1.06)%
         All contract charges                               --            303            $ 29,905        4.95%            --

EQ/QUALITY BOND PLUS (R)
------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $109.76             --                  --          --           5.93%
         Highest contract charge 1.45% Class A         $141.77             --                  --          --           4.93%
         All contract charges                               --            663            $119,757       10.69%            --
  2009   Lowest contract charge 0.50% Class A (b)      $103.61             --                  --          --           5.75%
         Highest contract charge 1.45% Class A         $135.11             --                  --          --           4.74%
         All contract charges                               --            714            $122,518        3.62%            --
  2008   Lowest contract charge 0.50% Class A (b)      $ 97.98             --                  --          --          (6.79)%
         Highest contract charge 1.45% Class A         $129.00             --                  --          --          (7.69)%
         All contract charges                               --            603            $ 98,734        5.15%            --
  2007   Lowest contract charge 0.50% Class A (b)      $105.12             --                  --          --           4.28%
         Highest contract charge 1.45% Class A         $139.74             --                  --          --           3.27%
         All contract charges                               --            691            $122,544        5.12%            --
  2006   Lowest contract charge 0.50% Class A (b)      $100.81             --                  --          --          (0.81)%
         Highest contract charge 1.45% Class A         $135.31             --                  --          --           2.58%
         All contract charges                               --            694            $119,214        4.01%            --

EQ/QUALITY BOND PLUS (R)
------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $144.85             --                  --          --           5.71%
         Highest contract charge 1.30% Class B (c)     $105.17             --                  --          --           4.88%
         All contract charges                               --            257            $ 35,267       10.69%            --
  2009   Lowest contract charge 0.50% Class B          $137.03             --                  --          --           5.54%
         Highest contract charge 1.30% Class B (c)     $100.28             --                  --          --           4.70%
         All contract charges                               --            266            $ 35,438        3.62%            --
  2008   Lowest contract charge 0.50% Class B          $129.84             --                  --          --          (7.02)%
         Highest contract charge 1.30% Class B (c)     $ 95.78             --                  --          --          (7.74)%
         All contract charges                               --            195            $ 25,267        5.15%            --
  2007   Lowest contract charge 0.50% Class B          $139.64             --                  --          --           4.01%
         Highest contract charge 1.30% Class B (c)     $103.82             --                  --          --           3.18%
         All contract charges                               --            241            $ 33,892        5.12%            --
  2006   Lowest contract charge 0.50% Class B          $134.25             --                  --          --           3.30%
         Highest contract charge 1.30% Class B (c)     $100.62             --                  --          --           0.62%
         All contract charges                               --            246            $ 33,382        4.01%            --

EQ/SMALL COMPANY INDEX (Q)
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $170.86             --                  --          --          25.19%
         Highest contract charge 1.45% Class B         $156.61             --                  --          --          24.00%
         All contract charges                               --          1,249            $194,601        0.97%            --

                                     FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/SMALL COMPANY INDEX (Q) (CONTINUED)
--------------------------------------
  2009   Lowest contract charge 0.50% Class B          $136.48             --                  --         --             25.50%
         Highest contract charge 1.45% Class B         $126.30             --                  --         --             24.30%
         All contract charges                               --          1,263            $158,989       0.00%               --
  2008   Lowest contract charge 0.50% Class B          $108.75             --                  --         --            (34.46)%
         Highest contract charge 1.45% Class B         $101.61             --                  --         --            (35.09)%
         All contract charges                               --          1,079            $110,179       0.86%               --
  2007   Lowest contract charge 0.50% Class B          $165.93             --                  --         --             (2.33)%
         Highest contract charge 1.45% Class B         $156.54             --                  --         --             (3.26)%
         All contract charges                               --          1,028            $162,622       1.40%               --
  2006   Lowest contract charge 0.50% Class B          $169.88             --                  --         --             17.12%
         Highest contract charge 1.45% Class B         $161.81             --                  --         --             16.01%
         All contract charges                               --            903            $147,411       1.37%               --

EQ/T. ROWE PRICE GROWTH STOCK (F)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $111.04             --                  --         --             15.81%
         Highest contract charge 1.45% Class B         $104.60             --                  --         --             14.71%
         All contract charges                               --          1,301            $136,780       0.00%               --
  2009   Lowest contract charge 0.50% Class B          $ 95.88             --                  --         --             41.92%
         Highest contract charge 1.45% Class B         $ 91.19             --                  --         --             40.57%
         All contract charges                               --          1,059            $ 96,907       0.00%               --
  2008   Lowest contract charge 0.50% Class B          $ 67.56             --                  --         --            (42.49)%
         Highest contract charge 1.45% Class B         $ 64.87             --                  --         --            (43.05)%
         All contract charges                               --            804            $ 52,446       0.00%               --
  2007   Lowest contract charge 0.50% Class B          $117.48             --                  --         --              6.69%
         Highest contract charge 1.45% Class B         $113.91             --                  --         --              5.67%
         All contract charges                               --            750            $ 86,072       0.14%               --
  2006   Lowest contract charge 0.50% Class B          $110.11             --                  --         --             (4.49)%
         Highest contract charge 1.45% Class B         $107.80             --                  --         --             (5.40)%
         All contract charges                               --             80            $  8,636         --                --

EQ/TEMPLETON GLOBAL EQUITY
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 89.69             --                  --         --              7.45%
         Highest contract charge 1.45% Class B (a)     $ 86.05             --                  --         --              6.42%
         All contract charges                               --            363            $ 31,436       1.51%               --
  2009   Lowest contract charge 0.50% Class B (a)      $ 83.47             --                  --         --             29.39%
         Highest contract charge 1.45% Class B (a)     $ 80.86             --                  --         --             28.15%
         All contract charges                               --            345            $ 27,972       1.63%               --
  2008   Lowest contract charge 0.50% Class B (a)      $ 64.51             --                  --         --            (41.12)%
         Highest contract charge 1.45% Class B (a)     $ 63.10             --                  --         --            (41.68)%
         All contract charges                               --            291            $ 18,450       1.69%               --
  2007   Lowest contract charge 0.50% Class B (a)      $109.56             --                  --         --              1.58%
         Highest contract charge 1.45% Class B (a)     $108.19             --                  --         --              0.60%
         All contract charges                               --            276            $ 29,896       0.67%               --
  2006   Lowest contract charge 0.50% Class B (a)      $107.86             --                  --         --              7.86%
         Highest contract charge 1.45% Class B (a)     $107.54             --                  --         --              7.54%
         All contract charges                               --             45            $  4,856       0.45%               --

                                     FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
EQ/UBS GROWTH & INCOME
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $120.05           --                   --          --            12.50%
         Highest contract charge 1.45% Class B         $113.09           --                   --          --            11.43%
         All contract charges                               --          206              $22,949        0.73%              --
  2009   Lowest contract charge 0.50% Class B          $106.71           --                   --          --            31.77%
         Highest contract charge 1.45% Class B         $101.49           --                   --          --            30.52%
         All contract charges                               --          207              $20,745        0.00%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.98           --                   --          --           (40.33)%
         Highest contract charge 1.45% Class B         $ 77.76           --                   --          --           (40.90)%
         All contract charges                               --          195              $15,016        1.19%              --
  2007   Lowest contract charge 0.50% Class B          $135.71           --                   --          --             0.66%
         Highest contract charge 1.45% Class B         $131.58           --                   --          --            (0.30)%
         All contract charges                               --          204              $27,120        0.92%              --
  2006   Lowest contract charge 0.50% Class B          $134.82           --                   --          --            13.58%
         Highest contract charge 1.45% Class B         $131.98           --                   --          --            12.50%
         All contract charges                               --          148              $19,665        0.98%              --

EQ/VAN KAMPEN COMSTOCK
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $107.82           --                   --          --            14.64%
         Highest contract charge 1.45% Class B         $102.11           --                   --          --            13.55%
         All contract charges                               --          227              $23,239        1.31%              --
  2009   Lowest contract charge 0.50% Class B          $ 94.05           --                   --          --            27.77%
         Highest contract charge 1.45% Class B         $ 89.93           --                   --          --            26.54%
         All contract charges                               --          210              $18,995        0.00%              --
  2008   Lowest contract charge 0.50% Class B          $ 73.61           --                   --          --           (37.26)%
         Highest contract charge 1.45% Class B         $ 71.07           --                   --          --           (37.86)%
         All contract charges                               --          197              $14,153        1.92%              --
  2007   Lowest contract charge 0.50% Class B          $117.33           --                   --          --            (2.99)%
         Highest contract charge 1.45% Class B         $114.37           --                   --          --            (3.92)%
         All contract charges                               --          199              $22,805        1.69%              --
  2006   Lowest contract charge 0.50% Class B          $120.95           --                   --          --            15.33%
         Highest contract charge 1.45% Class B         $119.04           --                   --          --            14.23%
         All contract charges                               --          152              $18,187        3.08%              --

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $117.54           --                   --          --            16.70%
         Highest contract charge 1.45% Class B         $109.06           --                   --          --            15.59%
         All contract charges                               --          661              $73,829        0.01%              --
  2009   Lowest contract charge 0.50% Class B          $100.72           --                   --          --            39.60%
         Highest contract charge 1.45% Class B         $ 94.35           --                   --          --            38.26%
         All contract charges                               --          484              $46,515        0.19%              --
  2008   Lowest contract charge 0.50% Class B          $ 72.15           --                   --          --           (27.97)%
         Highest contract charge 1.45% Class B         $ 68.24           --                   --          --           (28.66)%
         All contract charges                               --          305              $21,123        0.58%              --
  2007   Lowest contract charge 0.50% Class B          $100.16           --                   --          --            10.77%
         Highest contract charge 1.45% Class B         $ 95.65           --                   --          --             9.72%
         All contract charges                               --          295              $28,671          --               --
  2006   Lowest contract charge 0.50% Class B          $ 90.42           --                   --          --             5.34%
         Highest contract charge 1.45% Class B         $ 87.18           --                   --          --             4.34%
         All contract charges                               --          257              $22,739        2.11%              --

                                     FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                               UNITS
                                                                 UNIT       OUTSTANDING      NET ASSETS     INVESTMENT       TOTAL
                                                                VALUE          (000S)          (000S)     INCOME RATIO**   RETURN***
                                                              ---------     ------------     ----------   --------------   ---------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
---------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class 2 (w)      $117.81          --                 --          --           12.48%
         Highest contract charge 1.34% Service Class 2 (w)     $117.57          --                 --          --           12.28%
         All contract charges                                       --         147            $16,900        2.98%             --

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
---------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Service Class 2 (w)      $102.89          --                 --          --            3.37%
         Highest contract charge 1.20% Service Class 2 (w)     $102.67          --                 --          --            3.16%
         All contract charges                                       --           2            $   192        3.45%             --

FIDELITY(R) VIP MID CAP PORTFOLIO
---------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Service Class 2 (w)      $112.63          --                 --          --           13.50%
         Highest contract charge 1.20% Service Class 2 (w)     $112.39          --                 --          --           13.27%
         All contract charges                                       --          13            $ 1,569        0.28%             --

GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Service Shares (w)       $107.80          --                 --          --            7.99%
         Highest contract charge 1.20% Service Shares (w)      $107.57          --                 --          --            7.77%
         All contract charges                                       --           3            $   377        1.16%             --

INVESCO V.I. FINANCIAL SERVICES FUND
------------------------------------
         Unit Value 1.00% to 1.20%*
  2010   Lowest contract charge 1.00% Series II (w)            $ 93.74          --                 --          --           (4.45)%
         Highest contract charge 1.20% Series II (w)           $ 93.61          --                 --          --           (4.57)%
         All contract charges                                       --          --            $    32        0.00%             --

INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Series II (w)            $109.44          --                 --          --            5.19%
         Highest contract charge 1.34% Series II (w)           $109.21          --                 --          --            5.00%
         All contract charges                                       --          33            $ 3,634        1.16%             --

INVESCO V.I. INTERNATIONAL GROWTH FUND
--------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Series II (w)            $109.72          --                 --          --           11.11%
         Highest contract charge 1.20% Series II (w)           $109.49          --                 --          --           10.89%
         All contract charges                                       --          12            $ 1,264        1.91%             --

INVESCO V.I. MID CAP CORE EQUITY FUND
-------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Series II (w)            $114.89          --                 --          --            9.90%
         Highest contract charge 1.34% Series II (w)           $114.65          --                 --          --            9.70%
         All contract charges                                       --          16            $ 1,938        0.11%             --

INVESCO V.I. SMALL CAP EQUITY FUND
----------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Series II (w)            $124.58          --                 --          --           17.58%
         Highest contract charge 1.34% Series II (w)           $124.31          --                 --          --           17.37%
         All contract charges                                       --           5            $   788        0.00%             --

                                     FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                               UNITS
                                                                 UNIT       OUTSTANDING      NET ASSETS     INVESTMENT       TOTAL
                                                                VALUE          (000S)          (000S)     INCOME RATIO**   RETURN***
                                                              ---------     ------------     ----------   --------------   ---------
IVY FUNDS VIP ENERGY
--------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Common Shares (w)        $128.82          --                 --          --           24.79%
         Highest contract charge 1.34% Common Shares (w)       $128.55          --                 --          --           24.57%
         All contract charges                                       --          29            $ 3,760        0.00%             --

IVY FUNDS VIP HIGH INCOME
-------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Common Shares (y)        $106.45          --                 --          --            4.86%
         Highest contract charge 1.34% Common Shares (y)       $106.22          --                 --          --            4.67%
         All contract charges                                       --          53            $ 5,682        0.00%             --

IVY FUNDS VIP SMALL CAP GROWTH
------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Common Shares (w)        $112.82          --                 --          --           13.52%
         Highest contract charge 1.20% Common Shares (w)       $112.58          --                 --          --           13.30%
         All contract charges                                       --           2            $   268        0.00%             --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------
         Unit Value 0.50% to 1.34%*
  2010   Lowest contract charge 0.50% Service Shares (y)       $113.71          --                 --          --            8.60%
         Highest contract charge 1.34% Service Shares (y)      $113.40          --                 --          --            8.34%
         All contract charges                                       --         144            $16,398        1.82%             --

MFS(R) INTERNATIONAL VALUE PORTFOLIO
------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (w)        $111.39          --                 --          --            7.84%
         Highest contract charge 1.34% Service Class (w)       $111.16          --                 --          --            7.65%
         All contract charges                                       --          55            $ 6,102        0.00%             --

MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (y)        $119.15          --                 --          --           12.10%
         Highest contract charge 1.34% Service Class (y)       $118.90          --                 --          --           11.90%
         All contract charges                                       --           3            $   314        0.00%             --

MFS(R) INVESTORS TRUST SERIES
-----------------------------
         Unit Value 0.90% to 1.34%*
  2010   Lowest contract charge 0.90% Service Class (w)        $115.04          --                 --          --            9.34%
         Highest contract charge 1.34% Service Class (w)       $114.87          --                 --          --            9.20%
         All contract charges                                       --          16            $ 1,748        0.00%             --

MFS(R) TECHNOLOGY PORTFOLIO
---------------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (y)        $119.29          --                 --          --           11.34%
         Highest contract charge 1.34% Service Class (y)       $119.04          --                 --          --           11.14%
         All contract charges                                       --          16            $ 1,973        0.00%             --

MFS(R) UTILITIES SERIES
-----------------------
         Unit Value 0.70% to 1.34%*
  2010   Lowest contract charge 0.70% Service Class (y)        $111.03          --                 --          --            9.36%
         Highest contract charge 1.34% Service Class (y)       $110.79          --                 --          --            9.16%
         All contract charges                                       --          19            $ 2,068        0.00%             --

                                     FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER AGGRESSIVE EQUITY (O)(X)
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 99.90              --                 --         --            17.31%
         Highest contract charge 1.45% Class A         $ 71.74              --                 --         --            16.19%
         All contract charges                               --           7,304           $598,009       0.87%              --
  2009   Lowest contract charge 0.50% Class A (b)      $ 85.16              --                 --         --            36.94%
         Highest contract charge 1.45% Class A         $ 61.74              --                 --         --            35.63%
         All contract charges                               --           7,754           $543,315       0.40%              --
  2008   Lowest contract charge 0.50% Class A (b)      $ 62.19              --                 --         --           (46.81)%
         Highest contract charge 1.45% Class A         $ 45.52              --                 --         --           (47.32)%
         All contract charges                               --           7,902           $406,785       0.49%              --
  2007   Lowest contract charge 0.50% Class A (b)      $116.93              --                 --         --            11.11%
         Highest contract charge 1.45% Class A         $ 86.41              --                 --         --            10.03%
         All contract charges                               --           8,900           $867,396       0.10%              --
  2006   Lowest contract charge 0.50% Class A (b)      $105.24              --                 --         --             5.24%
         Highest contract charge 1.45% Class A         $ 78.53              --                 --         --             3.85%
         All contract charges                               --          10,463           $923,899       0.17%              --

MULTIMANAGER AGGRESSIVE EQUITY (O)(X)
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $ 75.07              --                 --         --            17.02%
         Highest contract charge 1.30% Class B (c)     $ 95.64              --                 --         --            16.10%
         All contract charges                               --             367           $ 27,322       0.87%              --
  2009   Lowest contract charge 0.50% Class B          $ 64.15              --                 --         --            36.58%
         Highest contract charge 1.30% Class B (c)     $ 82.38              --                 --         --            35.52%
         All contract charges                               --             279           $ 17,675       0.40%              --
  2008   Lowest contract charge 0.50% Class B          $ 46.97              --                 --         --           (46.94)%
         Highest contract charge 1.30% Class B (c)     $ 60.79              --                 --         --           (47.37)%
         All contract charges                               --             133           $  6,081       0.49%              --
  2007   Lowest contract charge 0.50% Class B          $ 88.52              --                 --         --            10.83%
         Highest contract charge 1.30% Class B (c)     $115.50              --                 --         --             9.95%
         All contract charges                               --             159           $ 13,842       0.10%              --
  2006   Lowest contract charge 0.50% Class B          $ 79.87              --                 --         --             4.59%
         Highest contract charge 1.30% Class B (c)     $105.05              --                 --         --             5.05%
         All contract charges                               --             190           $ 14,885       0.17%              --

MULTIMANAGER CORE BOND
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $147.39              --                 --         --             5.68%
         Highest contract charge 1.45% Class B         $135.19              --                 --         --             4.66%
         All contract charges                               --             818           $111,731       2.80%              --
  2009   Lowest contract charge 0.50% Class B          $139.47              --                 --         --             7.77%
         Highest contract charge 1.45% Class B         $129.17              --                 --         --             6.74%
         All contract charges                               --             666           $ 86,980       3.57%              --
  2008   Lowest contract charge 0.50% Class B          $129.41              --                 --         --             1.95%
         Highest contract charge 1.45% Class B         $121.01              --                 --         --             0.98%
         All contract charges                               --             582           $ 71,497       4.88%              --
  2007   Lowest contract charge 0.50% Class B          $126.94              --                 --         --             5.73%
         Highest contract charge 1.45% Class B         $119.83              --                 --         --             4.71%
         All contract charges                               --             594           $ 72,099       4.09%              --
  2006   Lowest contract charge 0.50% Class B          $120.06              --                 --         --             3.25%
         Highest contract charge 1.45% Class B         $114.44              --                 --         --             2.27%
         All contract charges                               --             591           $ 68,372       4.11%              --

                                     FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $142.88           --                    --         --             6.42%
         Highest contract charge 1.45% Class B         $131.06           --                    --         --             5.40%
         All contract charges                               --          552              $ 73,081       2.93%              --
  2009   Lowest contract charge 0.50% Class B          $134.26           --                    --         --            29.27%
         Highest contract charge 1.45% Class B         $124.34           --                    --         --            28.04%
         All contract charges                               --          597              $ 74,900       1.59%              --
  2008   Lowest contract charge 0.50% Class B          $103.86           --                    --         --           (47.50)%
         Highest contract charge 1.45% Class B         $ 97.11           --                    --         --           (48.00)%
         All contract charges                               --          616              $ 60,647       1.53%              --
  2007   Lowest contract charge 0.50% Class B          $197.82           --                    --         --            11.87%
         Highest contract charge 1.45% Class B         $186.75           --                    --         --            10.79%
         All contract charges                               --          644              $121,692       0.72%              --
  2006   Lowest contract charge 0.50% Class B          $176.83           --                    --         --            24.69%
         Highest contract charge 1.45% Class B         $168.56           --                    --         --            23.50%
         All contract charges                               --          615              $104,906       2.18%              --

MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $118.37           --                    --         --            10.98%
         Highest contract charge 1.45% Class B         $108.58           --                    --         --             9.93%
         All contract charges                               --          137              $ 15,023       0.26%              --
  2009   Lowest contract charge 0.50% Class B          $106.66           --                    --         --            31.86%
         Highest contract charge 1.45% Class B         $ 98.77           --                    --         --            30.58%
         All contract charges                               --          150              $ 15,024       1.43%              --
  2008   Lowest contract charge 0.50% Class B          $ 80.89           --                    --         --           (39.85)%
         Highest contract charge 1.45% Class B         $ 75.64           --                    --         --           (40.41)%
         All contract charges                               --          159              $ 12,192       0.51%              --
  2007   Lowest contract charge 0.50% Class B          $134.47           --                    --         --             4.48%
         Highest contract charge 1.45% Class B         $126.94           --                    --         --             3.47%
         All contract charges                               --          173              $ 22,281       0.43%              --
  2006   Lowest contract charge 0.50% Class B          $128.70           --                    --         --            13.01%
         Highest contract charge 1.45% Class B         $122.68           --                    --         --            11.94%
         All contract charges                               --          162              $ 20,110       0.60%              --

MULTIMANAGER LARGE CAP VALUE
----------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $132.37           --                    --         --            12.59%
         Highest contract charge 1.45% Class B         $121.41           --                    --         --            11.51%
         All contract charges                               --          468              $ 57,445       0.87%              --
  2009   Lowest contract charge 0.50% Class B          $117.57           --                    --         --            22.65%
         Highest contract charge 1.45% Class B         $108.88           --                    --         --            21.09%
         All contract charges                               --          507              $ 55,659       1.87%              --
  2008   Lowest contract charge 0.50% Class B          $ 96.17           --                    --         --           (37.77)%
         Highest contract charge 1.45% Class B         $ 89.92           --                    --         --           (38.36)%
         All contract charges                               --          523              $ 47,681       1.42%              --
  2007   Lowest contract charge 0.50% Class B          $154.53           --                    --         --             3.12%
         Highest contract charge 1.45% Class B         $145.88           --                    --         --             2.13%
         All contract charges                               --          501              $ 73,897       1.12%              --
  2006   Lowest contract charge 0.50% Class B          $149.85           --                    --         --            18.73%
         Highest contract charge 1.45% Class B         $142.84           --                    --         --            17.60%
         All contract charges                               --          457              $ 65,936       2.93%              --

                                     FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER MID CAP GROWTH
---------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $127.00           --                    --         --           26.24%
         Highest contract charge 1.45% Class B         $116.49           --                    --         --           25.04%
         All contract charges                               --          642              $ 76,165       0.00%             --
  2009   Lowest contract charge 0.50% Class B          $100.60           --                    --         --           41.07%
         Highest contract charge 1.45% Class B         $ 93.16           --                    --         --           39.71%
         All contract charges                               --          679              $ 64,442       0.00%             --
  2008   Lowest contract charge 0.50% Class B          $ 71.31           --                    --         --          (43.86)%
         Highest contract charge 1.45% Class B         $ 66.68           --                    --         --          (44.40)%
         All contract charges                               --          679              $ 46,112       0.00%             --
  2007   Lowest contract charge 0.50% Class B          $127.03           --                    --         --           11.34%
         Highest contract charge 1.45% Class B         $119.92           --                    --         --           10.27%
         All contract charges                               --          730              $ 88,998         --              --
  2006   Lowest contract charge 0.50% Class B          $114.09           --                    --         --            9.07%
         Highest contract charge 1.45% Class B         $108.75           --                    --         --            8.03%
         All contract charges                               --          753              $ 82,924       0.51%             --

MULTIMANAGER MID CAP VALUE
--------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $164.62           --                    --         --           24.29%
         Highest contract charge 1.45% Class B         $150.99           --                    --         --           23.10%
         All contract charges                               --          487              $ 74,122       0.77%             --
  2009   Lowest contract charge 0.50% Class B          $132.45           --                    --         --           43.64%
         Highest contract charge 1.45% Class B         $122.66           --                    --         --           42.28%
         All contract charges                               --          487              $ 60,246       3.10%             --
  2008   Lowest contract charge 0.50% Class B          $ 92.21           --                    --         --          (36.28)%
         Highest contract charge 1.45% Class B         $ 86.21           --                    --         --          (36.90)%
         All contract charges                               --          478              $ 41,835       0.45%             --
  2007   Lowest contract charge 0.50% Class B          $144.72           --                    --         --           (0.41)%
         Highest contract charge 1.45% Class B         $136.63           --                    --         --           (1.36)%
         All contract charges                               --          514              $ 71,135         --              --
  2006   Lowest contract charge 0.50% Class B          $145.32           --                    --         --           14.16%
         Highest contract charge 1.45% Class B         $138.52           --                    --         --           13.07%
         All contract charges                               --          539              $ 75,665       1.69%             --

MULTIMANAGER MULTI-SECTOR BOND
------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class A (b)      $ 93.72           --                    --         --            6.36%
         Highest contract charge 1.45% Class A         $ 92.17           --                    --         --            5.35%
         All contract charges                               --          586              $ 92,038       2.82%             --
  2009   Lowest contract charge 0.50% Class A (b)      $ 88.11           --                    --         --            9.36%
         Highest contract charge 1.45% Class A         $ 87.49           --                    --         --            8.32%
         All contract charges                               --          599              $ 89,248       4.66%             --
  2008   Lowest contract charge 0.50% Class A (b)      $ 80.57           --                    --         --          (23.70)%
         Highest contract charge 1.45% Class A         $ 80.77           --                    --         --          (24.43)%
         All contract charges                               --          645              $ 88,735       9.05%             --
  2007   Lowest contract charge 0.50% Class A (b)      $105.59           --                    --         --            2.88%
         Highest contract charge 1.45% Class A         $106.88           --                    --         --            1.90%
         All contract charges                               --          749              $136,313       7.58%             --
  2006   Lowest contract charge 0.50% Class A (b)      $102.63           --                    --         --            2.63%
         Highest contract charge 1.45% Class A         $104.89           --                    --         --            8.61%
         All contract charges                               --          767              $137,007       7.11%             --

                                     FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------
         Unit Value 0.50% to 1.30%*
  2010   Lowest contract charge 0.50% Class B          $121.72             --                  --           --           6.09%
         Highest contract charge 1.30% Class B (c)     $ 89.73             --                  --           --           5.26%
         All contract charges                               --            305            $ 30,085         2.82%            --
  2009   Lowest contract charge 0.50% Class B          $114.73             --                  --           --           9.10%
         Highest contract charge 1.30% Class B (c)     $ 85.24             --                  --           --           8.23%
         All contract charges                               --            277            $ 26,252         4.66%            --
  2008   Lowest contract charge 0.50% Class B          $105.16             --                  --           --         (23.89)%
         Highest contract charge 1.30% Class B (c)     $ 78.76             --                  --           --         (24.49)%
         All contract charges                               --            298            $ 26,227         9.05%            --
  2007   Lowest contract charge 0.50% Class B          $138.16             --                  --           --           2.62%
         Highest contract charge 1.30% Class B (c)     $104.30             --                  --           --           1.81%
         All contract charges                               --            384            $ 44,436         7.58%            --
  2006   Lowest contract charge 0.50% Class B          $134.63             --                  --           --           9.38%
         Highest contract charge 1.30% Class B (c)     $102.45             --                  --           --           2.45%
         All contract charges                               --            379            $ 42,859         7.11%            --

MULTIMANAGER SMALL CAP GROWTH (G)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $136.02             --                  --           --          27.01%
         Highest contract charge 1.45% Class B         $128.13             --                  --           --          25.81%
         All contract charges                               --            410            $ 52,764         0.00%            --
  2009   Lowest contract charge 0.50% Class B          $107.09             --                  --           --          33.86%
         Highest contract charge 1.45% Class B         $101.85             --                  --           --          32.58%
         All contract charges                               --            429            $ 43,863         0.00%            --
  2008   Lowest contract charge 0.50% Class B          $ 80.00             --                  --           --         (42.40)%
         Highest contract charge 1.45% Class B         $ 76.82             --                  --           --         (42.96)%
         All contract charges                               --            416            $ 32,215         0.00%            --
  2007   Lowest contract charge 0.50% Class B          $138.89             --                  --           --           3.16%
         Highest contract charge 1.45% Class B         $134.67             --                  --           --           2.17%
         All contract charges                               --            439            $ 59,581           --             --
  2006   Lowest contract charge 0.50% Class B          $134.64             --                  --           --           9.66%
         Highest contract charge 1.45% Class B         $131.81             --                  --           --           8.61%
         All contract charges                               --            297            $ 39,279         1.47%            --

MULTIMANAGER SMALL CAP VALUE
----------------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B          $180.17             --                  --           --          23.89%
         Highest contract charge 1.45% Class B         $134.66             --                  --           --          22.70%
         All contract charges                               --            783            $134,605         0.15%            --
  2009   Lowest contract charge 0.50% Class B          $145.43             --                  --           --          25.78%
         Highest contract charge 1.45% Class B         $109.75             --                  --           --          24.59%
         All contract charges                               --            853            $119,151         1.05%            --
  2008   Lowest contract charge 0.50% Class B          $115.62             --                  --           --         (38.17)%
         Highest contract charge 1.45% Class B         $ 88.09             --                  --           --         (38.77)%
         All contract charges                               --            872            $ 97,762         0.25%            --
  2007   Lowest contract charge 0.50% Class B          $187.01             --                  --           --         (10.30)%
         Highest contract charge 1.45% Class B         $143.86             --                  --           --         (11.16)%
         All contract charges                               --            957            $174,548         0.31%            --
  2006   Lowest contract charge 0.50% Class B          $208.48             --                  --           --          15.53%
         Highest contract charge 1.45% Class B         $161.93             --                  --           --          14.43%
         All contract charges                               --          1,040            $213,071         5.68%            --

                                     FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                               UNITS
                                                                 UNIT       OUTSTANDING      NET ASSETS     INVESTMENT       TOTAL
                                                                VALUE          (000S)          (000S)     INCOME RATIO**   RETURN***
                                                              ---------     ------------     ----------   --------------   ---------
MULTIMANAGER TECHNOLOGY
-----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B                  $126.51            --                --          --           17.11%
         Highest contract charge 1.45% Class B                 $116.04            --                --          --           16.01%
         All contract charges                                       --         1,075          $126,366        0.00%             --
  2009   Lowest contract charge 0.50% Class B                  $108.02            --                --          --           57.65%
         Highest contract charge 1.45% Class B                 $100.03            --                --          --           56.15%
         All contract charges                                       --         1,128          $114,338        0.00%             --
  2008   Lowest contract charge 0.50% Class B                  $ 68.52            --                --          --          (47.34)%
         Highest contract charge 1.45% Class B                 $ 64.06            --                --          --          (47.85)%
         All contract charges                                       --           995          $ 64,569        0.00%             --
  2007   Lowest contract charge 0.50% Class B                  $130.12            --                --          --           17.63%
         Highest contract charge 1.45% Class B                 $122.84            --                --          --           16.50%
         All contract charges                                       --         1,044          $129,627          --              --
  2006   Lowest contract charge 0.50% Class B                  $110.62            --                --          --            6.76%
         Highest contract charge 1.45% Class B                 $105.44            --                --          --            5.74%
         All contract charges                                       --         1,063          $113,046          --              --

OPPENHEIMER MAIN STREET FUND(R) /VA
-----------------------------------
         Unit Value 1.20% to 1.20%*
  2010   Lowest contract charge 1.20% Service Class (w)        $106.41            --                --          --            7.17%
         Highest contract charge 1.20% Service Class (w)       $106.41            --                --          --            7.17%
         All contract charges                                       --            --          $     52        0.00%             --

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
------------------------------------------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Advisor Class (w)        $123.43            --                --          --           22.88%
         Highest contract charge 1.20% Advisor Class (w)       $123.17            --                --          --           22.63%
         All contract charges                                       --             4          $    561       11.03%             --

TARGET 2015 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)              $105.72            --                --          --           10.17%
         Highest contract charge 1.45% Class B (a)             $101.43            --                --          --            9.12%
         All contract charges                                       --           202          $ 20,501        1.52%             --
  2009   Lowest contract charge 0.50% Class B (a)              $ 95.96            --                --          --           19.71%
         Highest contract charge 1.45% Class B (a)             $ 92.95            --                --          --           18.56%
         All contract charges                                       --           171          $ 15,922        4.64%             --
  2008   Lowest contract charge 0.50% Class B (a)              $ 80.16            --                --          --          (30.82)%
         Highest contract charge 1.45% Class B (a)             $ 78.40            --                --          --          (31.49)%
         All contract charges                                       --           128          $ 10,137        3.62%             --
  2007   Lowest contract charge 0.50% Class B (a)              $115.88            --                --          --            6.70%
         Highest contract charge 1.45% Class B (a)             $114.43            --                --          --            5.68%
         All contract charges                                       --            67          $  7,845        5.13%             --
  2006   Lowest contract charge 0.50% Class B (a)              $108.60            --                --          --            8.60%
         Highest contract charge 1.45% Class B (a)             $108.28            --                --          --            8.28%
         All contract charges                                       --            11          $  1,222       10.42%             --

TARGET 2025 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)              $103.33            --                --          --           11.38%
         Highest contract charge 1.45% Class B (a)             $ 99.13            --                --          --           10.32%
         All contract charges                                       --           272          $ 27,184        1.46%             --

                                     FSA-137

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
TARGET 2025 ALLOCATION (CONTINUED)
----------------------------------
  2009   Lowest contract charge 0.50% Class B (a)      $ 92.77           --                   --          --            22.58%
         Highest contract charge 1.45% Class B (a)     $ 89.86           --                   --          --            21.42%
         All contract charges                               --          222              $20,037        4.87%              --
  2008   Lowest contract charge 0.50% Class B (a)      $ 75.68           --                   --          --           (35.34)%
         Highest contract charge 1.45% Class B (a)     $ 74.01           --                   --          --           (35.96)%
         All contract charges                               --          143              $10,694        3.46%              --
  2007   Lowest contract charge 0.50% Class B (a)      $117.04           --                   --          --             6.83%
         Highest contract charge 1.45% Class B (a)     $115.57           --                   --          --             5.80%
         All contract charges                               --           80              $ 9,227        4.20%              --
  2006   Lowest contract charge 0.50% Class B (a)      $109.56           --                   --          --             9.56%
         Highest contract charge 1.45% Class B (a)     $109.23           --                   --          --             9.23%
         All contract charges                               --            9              $ 1,035        8.37%              --

TARGET 2035 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $101.96           --                   --          --            12.16%
         Highest contract charge 1.45% Class B (a)     $ 97.82           --                   --          --            11.09%
         All contract charges                               --          219              $21,513        1.41%              --
  2009   Lowest contract charge 0.50% Class B (a)      $ 90.90           --                   --          --            24.93%
         Highest contract charge 1.45% Class B (a)     $ 88.05           --                   --          --            23.74%
         All contract charges                               --          169              $14,876        4.83%              --
  2008   Lowest contract charge 0.50% Class B (a)      $ 72.76           --                   --          --           (38.34)%
         Highest contract charge 1.45% Class B (a)     $ 71.16           --                   --          --           (38.94)%
         All contract charges                               --           97              $ 6,992        3.39%              --
  2007   Lowest contract charge 0.50% Class B (a)      $118.01           --                   --          --             6.84%
         Highest contract charge 1.45% Class B (a)     $116.54           --                   --          --             5.83%
         All contract charges                               --           40              $ 4,736        4.13%              --
  2006   Lowest contract charge 0.50% Class B (a)      $110.45           --                   --          --            10.45%
         Highest contract charge 1.45% Class B (a)     $110.12           --                   --          --            10.12%
         All contract charges                               --            5              $   531        6.64%              --

TARGET 2045 ALLOCATION
----------------------
         Unit Value 0.50% to 1.45%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 99.81           --                   --          --            12.71%
         Highest contract charge 1.45% Class B (a)     $ 95.76           --                   --          --            11.65%
         All contract charges                               --          147              $14,276        1.25%              --
  2009   Lowest contract charge 0.50% Class B (a)      $ 88.55           --                   --          --            27.14%
         Highest contract charge 1.45% Class B (a)     $ 85.77           --                   --          --            25.91%
         All contract charges                               --          117              $10,042        4.83%              --
  2008   Lowest contract charge 0.50% Class B (a)      $ 69.65           --                   --          --           (41.63)%
         Highest contract charge 1.45% Class B (a)     $ 68.12           --                   --          --           (42.18)%
         All contract charges                               --           69              $ 4,692        2.97%              --
  2007   Lowest contract charge 0.50% Class B (a)      $119.32           --                   --          --             7.26%
         Highest contract charge 1.45% Class B (a)     $117.82           --                   --          --             6.23%
         All contract charges                               --           29              $ 3,403        3.33%              --
  2006   Lowest contract charge 0.50% Class B (a)      $111.24           --                   --          --            11.24%
         Highest contract charge 1.45% Class B (a)     $110.91           --                   --          --            10.91%
         All contract charges                               --            3              $   380        7.39%              --

                                     FSA-138

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Concluded)

DECEMBER 31, 2010

8. Accumulation Unit Values (Concluded)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         UNIT             UNITS         NET ASSETS     INVESTMENT       TOTAL
                                                        VALUE      OUTSTANDING (000S)     (000S)     INCOME RATIO**   RETURN***
                                                     ------------ -------------------- ------------ ---------------- ----------
TEMPLETON GLOBAL BOND SECURITIES FUND
-------------------------------------
         Unit Value 0.90% to 1.20%*
  2010   Lowest contract charge 0.90% Class 2 (w)      $104.51          --                    --           --           4.37%
         Highest contract charge 1.20% Class 2 (w)     $104.29          --                    --           --           4.16%
         All contract charges                               --          19                $2,035         0.24%            --

----------
(a) Units were made available for sale on September 18, 2006.

(b) Units were made available for sale on November 6, 2006.

(c) Units were made available for sale on December 4, 2006.

(d) Units were made available for sale on May 18, 2007.

(e) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.

(f) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.

(g) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.

(h) A substitution of EQ/Large Cap Value Plus was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.

(i) Units were made available for sale on August 17, 2007.

(j) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.

(k) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.

(l) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.

(m) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.

(n) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

(o) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.

(p) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.

(q) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.

(r) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.

(s) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.

(t) Units were made available for sale on July 10, 2009.

(u) Units were made available for sale on September 18, 2009.

(v) Units were made available for sale on September 30, 2009.

(w) Units were made available on May 3, 2010.

(x) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.

(y) Units were made available on September 20, 2010.

+   Reflects maximum allowable charge. Current charge is 1.40%.

* Expenses as percentage of average net assets consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-139

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009.................. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2010, 2009 and 2008.................................................... F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-5
   Consolidated Statements of Comprehensive Income (Loss),
     Years Ended December 31, 2010, 2009 and 2008........................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009 and for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2011

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                                                                                2010                2009
                                                                           ----------------    -----------------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value....................  $     29,057        $     27,470
   Mortgage loans on real estate.........................................         3,571               3,555
   Equity real estate, held for the production of income.................           140                  98
   Policy loans..........................................................         3,581               3,617
   Other equity investments..............................................         1,618               1,562
   Trading securities...................................................            506                 485
   Other invested assets.................................................         1,413               1,483
                                                                           ----------------    -----------------
     Total investments...................................................        39,886              38,270
Cash and cash equivalents................................................         2,155               1,792
Cash and securities segregated, at fair value............................         1,110                 986
Broker-dealer related receivables........................................         1,389               1,088
Deferred policy acquisition costs........................................         8,383               7,745
Goodwill and other intangible assets, net................................         3,702               3,676
Amounts due from reinsurers..............................................         3,252               3,028
Loans to affiliates......................................................         1,045               1,048
Other assets.............................................................        10,220               8,255
Separate Accounts' assets................................................        92,014              84,016
                                                                           ----------------    -----------------

TOTAL ASSETS.............................................................  $    163,156        $    149,904
                                                                           ================    =================

LIABILITIES
Policyholders' account balances..........................................  $     24,654        $     24,107
Future policy benefits and other policyholders liabilities...............        18,965              17,727
Broker-dealer related payables...........................................           369                 279
Customers related payables...............................................         1,770               1,431
Amounts due to reinsurers................................................            75                  81
Short-term and long-term debt............................................           425                 449
Loans from affiliates....................................................         1,325               1,325
Income taxes payable.....................................................         4,315               3,357
Other liabilities........................................................         3,075               3,002
Separate Accounts' liabilities...........................................        92,014              84,016
                                                                           ----------------    -----------------
     Total liabilities...................................................       146,987             135,774
                                                                           ----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2 million shares authorized,
     issued and outstanding..............................................             2                   2
   Capital in excess of par value........................................         5,593               5,583
   Retained earnings.....................................................         8,085               6,312
   Accumulated other comprehensive income (loss).........................          (629)             (1,036)
                                                                           ----------------    -----------------
   Total AXA Equitable's equity..........................................        13,051              10,861
                                                                           ----------------    -----------------
Noncontrolling interest..................................................         3,118               3,269
                                                                           ----------------    -----------------
     Total equity........................................................        16,169              14,130
                                                                           ----------------    -----------------

TOTAL LIABILITIES AND EQUITY.............................................  $    163,156        $    149,904
                                                                           ================    =================


                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income........................................  $      3,067       $      2,918       $     2,952
Premiums  .................................................           530                431               759
Net investment income (loss):
   Investment income (loss) from
     derivative instruments................................          (284)            (3,079)            7,302
   Other investment income.................................         2,260              2,099             1,752
                                                             -----------------  ----------------   ----------------
       Total net investment income (loss)..................         1,976               (980)            9,054
Investment gains (losses), net:
   Total other-than-temporary impairment losses............          (300)              (169)             (286)
   Portion of loss recognized in other
     comprehensive income (loss)...........................            18                  6                 -
                                                             -----------------  ----------------   ----------------
       Net impairment losses recognized....................          (282)              (163)             (286)
   Other investment gains (losses), net....................            98                217               (53)
                                                             -----------------  ----------------   ----------------
         Total investment gains (losses), net..............          (184)                54              (339)
Commissions, fees and other income.........................         3,702              3,385             4,549
  Increase (decrease)  in fair value of
   reinsurance contracts...................................         2,350             (2,566)            1,567
                                                             -----------------  ----------------   ----------------
   Total revenues..........................................        11,441              3,242            18,542
                                                             -----------------  ----------------   ----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................................         3,082              1,298             4,702
Interest credited to policyholders' account balances.......           950              1,004             1,065
Compensation and benefits..................................         1,953              1,859             1,990
Commissions................................................         1,044              1,033             1,437
Distribution related payments..............................           287                234               308
Amortization of deferred sales commissions.................            47                 55                79
Interest expense...........................................           106                107                52
Amortization of deferred policy acquisition costs..........           168                115             3,485
Capitalization of deferred policy acquisition costs........          (916)              (975)           (1,394)
Rent expense...............................................           244                258               247
Amortization of other intangible assets....................            23                 24                24
Other operating costs and expenses.........................         1,438              1,309             1,161
                                                             -----------------  ----------------   ----------------
      Total benefits and other deductions..................         8,426              6,321            13,156
                                                             -----------------  ----------------   ----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                     2010              2009               2008
                                                                ----------------  ----------------   ----------------
                                                                                   (IN MILLIONS)
 Earnings (loss)  from continuing operations,
   before income taxes......................................    $     3,015       $     (3,079)      $     5,386
Income tax (expense) benefit................................           (707)             1,272            (1,691)
                                                                ----------------  ----------------   ----------------

Earnings (loss)  from continuing operations,
   net of income taxes......................................          2,308             (1,807)            3,695
Earnings (loss) from discontinued operations,
   net of income taxes......................................              -                  3                (5)
Gains (losses) on disposal of discontinued operations,
   net of income taxes......................................              -                  -                 6
                                                                ----------------  ----------------   ----------------

Net earnings (loss).........................................          2,308             (1,804)            3,696
   Less: net earnings (loss) attributable to
     noncontrolling interest................................           (235)              (359)             (470)
                                                                ----------------  ----------------   ----------------

Net Earnings (Loss) Attributable to AXA Equitable...........    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================


Amounts attributable to AXA Equitable:
   Earnings (loss) earnings from continuing operations,
     net of income taxes....................................    $     2,073       $     (2,166)      $     3,225
   Earnings (loss) from discontinued operations,
     net of income taxes....................................              -                  3                (5)
   Gains (losses) on disposal of discontinued operations,
     net of income taxes....................................              -                  -                 6
                                                                ----------------  ----------------   ----------------
Net Earnings (Loss).........................................    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================










                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year........ $         2        $         2       $          2
                                                                 ----------------   ----------------  ----------------

   Capital in excess of par value, beginning of year............       5,583              5,184              5,265
   Sale of AllianceBernstein Units to noncontrolling interest...           -                (54)                 -
   Changes in capital in excess of par value....................          10                453                (81)
                                                                 ----------------   ----------------  ----------------
   Capital in excess of par value, end of year..................       5,593              5,583              5,184
                                                                 ----------------   ----------------  ----------------

   Retained earnings, beginning of year.........................       6,312              8,413              5,187
   Net earnings (loss) attributable to AXA Equitable............       2,073             (2,163)             3,226
   Stockholder dividends........................................        (300)                 -                  -
   Impact of implementing new accounting guidance,
     net of taxes...............................................           -                 62                  -
                                                                 ----------------   ----------------  ----------------
   Retained earnings, end of year...............................       8,085              6,312              8,413
                                                                 ----------------   ----------------  ----------------

   Accumulated other comprehensive income (loss),
     beginning of year..........................................      (1,036)            (2,236)              (268)
   Impact of implementing new accounting guidance,
     net of taxes ..............................................           -                (62)                 -
   Other comprehensive income (loss) attributable to
     AXA Equitable..............................................         407              1,262             (1,968)
                                                                 ----------------   ----------------  ----------------
   Accumulated other comprehensive income (loss), end of year...        (629)            (1,036)            (2,236)
                                                                 ----------------   ----------------  ----------------

     AXA EQUITABLE'S EQUITY, END OF YEAR........................      13,051             10,861             11,363
                                                                 ----------------   ----------------  ----------------

   Noncontrolling interest, beginning of year...................       3,269              2,897              2,479
   Net earnings (loss) attributable to noncontrolling interest..         235                359                470
   Other comprehensive income (loss)
     attributable to noncontrolling interest....................          (7)                66                (70)
   Purchase of AllianceBernstein Units by
     noncontrolling interest....................................           5                  -                  8
   Repurchase of AllianceBernstein Holding units................        (148)                 -                  -
   Purchase of AB Put...........................................           -                135                496
   Dividends paid to noncontrolling interest....................        (357)              (320)              (563)
   Capital contributions........................................           -                  -                 13
   Other changes in noncontrolling interest.....................         121                132                 64
                                                                 ----------------   ----------------  ----------------

     Noncontrolling interest, end of year.......................       3,118              3,269              2,897
                                                                 ----------------   ----------------  ----------------

TOTAL EQUITY, END OF YEAR....................................... $    16,169        $    14,130       $     14,260
                                                                 ================   ================  ================









                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................. $     2,308        $    (1,804)      $      3,696
                                                                 ----------------   ----------------  ----------------

Other comprehensive income (loss), net of income taxes:

Change in unrealized gains (losses), net of
   reclassification adjustment..................................         440              1,331             (1,445)
Defined benefit plans:
   Net gain (loss) arising during year..........................        (121)               (65)              (620)
   Prior service cost arising during year.......................           -                  -                  -
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included
       in net periodic cost.....................................          82                 65                 31
     Amortization of net prior service credit
       included in net periodic cost............................          (1)                (3)                (4)
     Amortization of net transition asset.......................           -                  -                  -
                                                                 ----------------   ----------------  ----------------
       Other comprehensive income (loss) - defined
         benefit plans..........................................         (40)                (3)              (593)
                                                                 ----------------   ----------------  ----------------

Total other comprehensive income (loss), net of income taxes....         400              1,328             (2,038)
                                                                 ----------------   ----------------  ----------------

Comprehensive income (loss).....................................       2,708               (476)             1,658
                                                                 ----------------   ----------------  ----------------

   Less: Comprehensive (income) loss attributable to
     noncontrolling interest....................................        (228)              (425)              (400)
                                                                 ----------------   ----------------  ----------------

Comprehensive Income (Loss) Attributable to AXA Equitable....... $     2,480        $      (901)      $      1,258
                                                                 ================   ================  ================













                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008


                                                                    2010               2009               2008
                                                               ----------------   ----------------  -----------------
                                                                                   (IN MILLIONS)
Net earnings (loss).........................................   $      2,308       $    (1,804)      $      3,696
Adjustments to reconcile net earnings (loss) to net cash

  provided by operating activities:
  Interest credited to policyholders' account balances......            950             1,004              1,065
  Universal life and investment-type product
     policy fee income......................................         (3,067)           (2,918)            (2,952)
  Net change in broker-dealer and customer related
     receivables/payables...................................            125            (1,353)               619
  (Income) loss related to derivative instruments...........            284             3,079             (7,302)
  Change in reinsurance recoverable with affiliate..........           (233)            1,486             (6,352)
  Investment (gains) losses, net............................            184               (54)               339
  Change in segregated cash and securities, net.............           (124)            1,587               (203)
  Change in deferred policy acquisition costs...............           (747)             (860)             2,091
  Change in future policy benefits..........................          1,136              (755)             2,398
  Change in income taxes payable............................            720            (1,223)             1,135
  Contribution to pension plans.............................           (202)              (32)               (36)
  Real Estate asset write-off charge........................             26                 3                  -
  Change in fair value of contracts.........................         (2,350)            2,566             (1,567)
  Amortization of deferred compensation.....................            178                88                 75
  Amortization of deferred sales commissions................             47                55                 79
  Amortization of reinsurance cost..........................            274               318                 11
  Other depreciation and amortization.......................            161               156                140
  Amortization of other intangible..........................             23                24                 24
  (Gains) losses on disposal of discontinued operations.....              -                 -                 (6)
  Other, net................................................            313                50               (161)
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) operating activities.........              6             1,417             (6,907)
                                                               ----------------   ----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate..........................          2,753             2,058              1,728
  Sales of investments......................................          3,398             6,737                796
  Sale of AXA Equitable Life and Annuity....................              -                 -                 61
  Purchases of investments..................................         (7,068)           (8,995)            (2,107)
  Cash settlements related to derivative instruments........           (651)           (2,564)             5,337
  Change in short-term investments..........................            (53)              140                 29
  Decrease in loans to affiliates...........................              3                 1                  -
  Increase in loans to affiliates...........................              -              (250)                 -
  Change in capitalized software, leasehold improvements
     and EDP equipment .....................................            (62)             (120)              (163)
  Other, net................................................            (25)                9                155
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) investing activities.........         (1,705)           (2,984)             5,836
                                                               ----------------   ----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits................................................  $     3,187        $     3,395        $    4,385
    Withdrawals and transfers to Separate Accounts..........         (483)            (2,161)           (2,603)
  Change in short-term financings...........................          (24)               (36)             (498)
  Change in collateralized pledged liabilities..............         (270)               126               569
  Change in collateralized pledged assets...................          533               (632)                -
  Proceeds from loans from affiliates.......................            -                  -             1,000
  Capital contribution......................................            -                439                 -
  Shareholder dividends paid................................         (300)                 -                 -
  Repurchase of AllianceBernstein Holding units.............         (235)                 -                 -
  Distribution to noncontrolling interest in
     consolidated subsidiaries..............................         (357)              (320)             (563)
  Other, net................................................           11                145                11
                                                             -----------------  ----------------   ----------------

Net cash provided by (used in) financing activities.........        2,062                956             2,301
                                                             -----------------  ----------------   ----------------

Change in cash and cash equivalents.........................          363               (611)            1,230
Cash and cash equivalents, beginning of year................        1,792              2,403             1,173
                                                             -----------------  ----------------   ----------------

Cash and Cash Equivalents, End of Year......................  $     2,155        $     1,792        $    2,403
                                                             =================  ================   ================

Supplemental cash flow information:
  Interest Paid.............................................  $        19        $        17        $       34
                                                             =================  ================   ================
  Income Taxes (Refunded) Paid..............................  $       (27)       $        44        $      257
                                                             =================  ================   ================











                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  1) ORGANIZATION

     AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

     Insurance
     ---------

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

     Investment Management
     ---------------------

     The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investment trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing retail clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, servicing private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and (d) Bernstein Research Services servicing institutional investors seeking research, portfolio analysis, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

     AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

     On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

     On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in Alliance-Bernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

     In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding units, AXA Financial Group and the Company's Capital in excess of par value decreased by $93 million and $65 million, respectively, net of applicable taxes with respective increases in Noncontrolling interests of $93 million and $65 million.

     AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2010, AllianceBernstein purchased 8.8 million Holding units for $226 million, reflecting open-market purchases of
     7.4 million Holding units for $195 million and the remainder primarily relating to employee tax withholding purchases. AllianceBernstein intends to continue to engage in open-market purchases of Holding units, from time to time, to help fund anticipated obligations under its incentive compensation award program.

     AllianceBernstein granted 13.1 million restricted Holding unit awards to employees during 2010. To fund these awards, AB Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010. The purchase of Holding units and issuance of Holding units resulted in a decrease of $19 million in Capital excess of par value with a corresponding $19 million increase in Noncontrolling interest.

     At December 31, 2010 and December 31, 2009, the Company's economic interest in AllianceBernstein was 35.5% and 35.9%, respectively. At December 31, 2010, and December 31, 2009, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 61.4% and 62.1%.

2)   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    At December 31, 2010 and 2009, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2010 and 2009, respectively, as reported in the consolidated balance sheet, these investments included $0 million and $0 million of fixed maturities (collateralized debt and loan obligations) and $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2010 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

    AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

    At December 31, 2010, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $25 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

    All significant intercompany transactions and balances have been eliminated in consolidation. The years "2010," "2009" and "2008" refer to the years ended December 31, 2010, 2009 and 2008, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

    Accounting Changes
    ------------------

    In January 2010, the FASB issued new guidance for accounting and reporting for decreases in ownership of a subsidiary. This guidance clarifies the scope of a decrease in ownership provisions for consolidations and expands the disclosures about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of consolidation. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In March 2010, the FASB issued new guidance to eliminate the scope exception for embedded credit derivatives in beneficial interests in securitized financial assets, such as asset-backed securities, credit-linked notes, and collateralized loan and debt obligations, except for those created solely by subordination. This guidance provides clarification and related additional examples to improve financial reporting by resolving potential ambiguity about the extent of the embedded credit derivative scope exception. This guidance was effective for the first interim reporting period beginning after June 15, 2010. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes," were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Troubled debt restructurings effective date will be determined upon coordination with the guidance for determining what constitutes a troubled debt restructuring. Currently the new troubled debt restructuring disclosure is anticipated to be effective for the first interim or annual period beginning on or after June 15, 2011. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

    Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:

        o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to

        o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

     As a result, total equity at December 31, 2008 increased by $2,897 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,897 million as a result of the elimination of minority interest. Additionally, for the year 2008, earnings (loss) from continuing operations, net of income taxes increased by $470 million and net earnings
     (loss) attributable to the noncontrolling interest increased by $470 million.

     Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:

        o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;

        o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and

        o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

     Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

     The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income (loss) ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

     As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

     Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2010 and 2009 reflected increases of $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses) net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition,
     Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

     Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have a material impact on the Company's consolidated results of operations or financial position. At December 31, 2010 and 2009, the fair value of the Company's CMBS portfolio was $1,104 million and $1,490 million, respectively.

     On June 12, 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and required additional disclosures about an entity's involvement with VIEs. The guidance removed the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, required a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

     Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

     Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance asset, resulting in an increase in net income of $69 million, related to an increase in the fair value of the GMIB reinsurance asset of $211 million, offset by increased DAC amortization of $105 million and increased Federal income taxes of $37 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

     On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a material impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

     Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the OTTI assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,311 million and $931 million, respectively, at December 31, 2010 and $1,631 million and $1,155 million, respectively, at December 31, 2009 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

     New Accounting Pronouncements
     -----------------------------

     In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance is effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

     In April 2010, the FASB issued guidance on how investments held through Separate Accounts affect an insurer's consolidation analysis of those investments. This guidance clarifies that insurers would not be required in their evaluation of whether to consolidate investments to combine their General Account interest with the Separate Accounts in the same investment, unless the Separate Account interest is held for the benefit of a related party policyholder. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 with early adoption permitted with changes to be applied retroactively. Management does not expect the implementation of this guidance will have a material impact on the Company's consolidated financial statements.

     Also issued by the FASB in April 2010 was new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance is effective for the first interim reporting period beginning after December 15, 2010. Implementation of this guidance is not expected to have a material effect on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

     In October 2010, the FASB issued new guidance for accounting for costs associated with acquiring or renewing insurance contracts, which amends current accounting guidance for insurance companies, to address which costs related to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance allows insurance entities to defer costs related to the acquisition of new or renewal insurance contracts that are:

        o incremental direct costs of the contract acquisition (i.e., would not have been incurred had the acquisition activity not occurred),
        o a portion of the employee's compensation and fringe benefits related to certain activities for successful contract acquisitions, or
        o direct-response advertising costs as defined in current accounting guidance for capitalized advertising costs.

     An insurance entity would expense as incurred all other costs related to the acquisition of new or renewal insurance contracts. The amendments in the guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and can be applied either prospectively or retrospectively. Early application is permitted at the beginning of an entity's annual reporting period. Management is currently evaluating the impact of adoption, however, management expects the direct and incremental costs that can be deferred under the new guidance are expected to be significantly reduced from what is deferred today. The new guidance is expected to be adopted as of January 1, 2012, with retrospective adoption being considered.

     Closed Block
     ------------

     As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

     The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

     If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

     Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed

     Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

     Investments
     -----------

     The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

     The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

     The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

     If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

     Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

     Policy loans are stated at unpaid principal balances.

     Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the

     Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

     Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

     Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

     Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2010 and 2009, the carrying value of COLI was $787 million and $720 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

     Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

     All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

     Valuation Allowances for Mortgage Loans:
     ---------------------------------------

     For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

        o Loan-to-value ratio - Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

        o Debt service coverage ratio - Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

        o Occupancy - Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

        o Lease expirations - The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

        o Maturity - Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

        o Borrower/tenant related issues - Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

        o Payment status - current vs. delinquent - A history of delinquent payments may be a cause for concern.

        o Property condition - Significant deferred maintenance observed during Lender's annual site inspections.

        o Other - Any other factors such as current economic conditions may call into question the performance of the loan.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

     Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

     For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2010 and 2009, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $0 million for commercial and $3 million and $0 million for agricultural, respectively.

     Derivatives
     -----------

     The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), GMIB and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

     A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions. For both GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

     GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

     In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, in fourth quarter 2008 and continuing into 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. A majority of this protection expired in first quarter 2010, but a portion of the equity market protection extends into 2011. During 2010, the Company had in place an anticipatory hedge program to protect against declining interest rates with respect to projected variable annuity sales. Also during 2010, a significant portion of exposure to realized interest rate volatility was hedged through the purchase of swaptions with initial maturities between 6 months and 10 years. Beginning in fourth quarter 2010, the Company purchased swaptions to initiate a hedge of its General Account duration and convexity gap resulting from minimum crediting rates on interest sensitive and annuity business.

     Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors and swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

     AXA Equitable also uses interest rate swaps to reduce exposure to interest rate fluctuations on certain of its long-term loans from affiliates. The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2010 and December 31, 2009, respectively, the Company held $512 million and $695 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

     At December 31, 2010, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $223 million. At December 31, 2010, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year and 30-year U.S. Treasury Notes, having initial margin requirements of $60 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $13 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2010 are exchange-traded and net settled daily in cash.

     Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

     Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2010, and December 31, 2009, respectively, were $84 million and $598 million, for which the Company had posted collateral of $99 million and $632 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2010, the Company would not have been required to post material collateral to its counterparties.

     Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized
     ---------------------------------------------------------------------------
     Investment Gains (Losses)
     -------------------------

     Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

     Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

     Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments
   -----------------------------------------

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1        Quoted prices for identical instruments in active markets.
                  Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
   Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     At December 31, 2010 and 2009, respectively, investments classified as Level 1 comprise approximately 74.2% and 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

     At December 31, 2010 and 2009, respectively, investments classified as Level 2 comprise approximately 24.3% and 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

     Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2010, and December 31, 2009, respectively, approximately $1,726 million and $1,678 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

     As disclosed in Note 3, at December 31, 2010 and 2009, respectively, the net fair value of freestanding derivative positions is approximately $540 million and $169 million or approximately 38.2% and 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

     The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $3 million at December 31, 2010 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2010.

     At December 31, 2010 and 2009, respectively, investments classified as Level 3 comprise approximately 1.5% and 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2010 and 2009, respectively, were approximately $277 million and $366 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,251 million and $1,707 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2010 and 2009, respectively. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2010, the Company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

     Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $19 million at December 31, 2010 to recognize incremental counterparty non-performance risk.

     The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2010.

     Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2010 and 2009, no assets were required to be measured at fair value on a non-recurring basis.

     Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2010 and 2009.

     Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

     Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

     The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

     Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     DAC
     ---

     Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life and investment-type contracts, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the fees earned, costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, as well as other sources of profit. This applies to variable life policies to a lesser degree. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned and decrease the costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

     In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2010, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9% (6.72% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations were 15% (12.72% net of product weighted average Separate Account fees) and 0% (-2.28% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions and parameters are subject to change only when management's long-term expectation changes.

     If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2010, current projections of future average gross market returns assume a 0% annualized return for the next seven quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% in eleven quarters.

     At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks; related to these products would be recognized in current earnings (loss) while the related reserves do not fully and immediately reflect the immediate impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for Accumulator(R) products, subject to loss recognition testing.

     In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2010, the average rate of assumed investment yields, excluding policy loans, was 6% grading to 5.5% over 5 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

     Contractholder Bonus Interest Credits
     -------------------------------------

     Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     AXA Equitable issues or has issued certain variable annuity products with GMDB and GWBL features. AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

     For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 10.7% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

     At December 31, 2010, participating policies, including those in the Closed Block, represent approximately 7.5% ($25 billion) of directly written life insurance in-force, net of amounts ceded.

     Separate Accounts
     -----------------

     Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

     The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2010, 2009 and 2008, investment results of such Separate Accounts were gains (losses) of $10,117 million, $15,465 million and $(33,913) million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

     The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

     Recognition of Investment Management Revenues and Related Expenses
     ------------------------------------------------------------------

     Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

     Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2010 was not impaired.

     AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

     Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2010. These assumptions are updated periodically.Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

     Goodwill and Other Intangible Assets
     ------------------------------------

     Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2010 impairment testing performed as of December 31, 2010, management determined that goodwill was not impaired.

     Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

     Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2010.

     Other Accounting Policies
     -------------------------

     Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

     AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Discontinued operations include real estate held-for-sale.

     Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

     Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

     At December 31, 2010 and 2009, AXA Equitable did not have any real estate held-for-sale. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2010 were not significant.

3)   INVESTMENTS

     Fixed Maturities and Equity Securities
     --------------------------------------

     The following table provides information relating to fixed maturities and equity securities classified as AFS:


                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION


                                                            GROSS              GROSS
                                        AMORTIZED         UNREALIZED        UNREALIZED                             OTTI
                                           COST             GAINS             LOSSES          FAIR VALUE        IN AOCI (3)
                                     ----------------- ----------------- ------------------ ---------------- ------------------
                                                                           (IN MILLIONS)
DECEMBER 31, 2010:
------------------
Fixed maturities:
    Corporate....................... $      20,494      $     1,348      $         110      $    21,732      $           -
    U.S. Treasury, government
     and agency(4)..................         1,986               18                 88            1,916                  -
    States and
     political subdivisions.........           516               11                 16              511                  -
    Foreign governments.............           502               59                  1              560                  -
    Commercial mortgage-backed......         1,473                5                375            1,103                 19
    Residential mortgage-backed (1).         1,601               67                  -            1,668                  -
    Asset-backed (2) ...............           245               13                 12              246                  7
    Redeemable preferred stock......         1,364               23                 66            1,321                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------
     Total Fixed Maturities.........        28,181            1,544                668           29,057                 26

Equity securities...................            26                -                  3               23                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------

Total at December 31, 2010.......... $      28,207      $     1,544      $         671      $    29,080      $          26
                                     ================= ================= ================== ================ ==================

December 31, 2009
-----------------
Fixed maturities:
    Corporate....................... $      19,438      $       991      $         235      $    20,194                  1
    U.S. Treasury, government
     and agency.....................         1,830               13                153            1,690                  -
    States and
     political subdivisions.........           389                7                 14              382                  -
    Foreign governments.............           270               32                  -              302                  -
    Commercial mortgage-backed......         1,980                2                492            1,490                  2
    Residential mortgage-backed (1).         1,605               46                  1            1,650                  -
    Asset-backed (2) ...............           278               11                 21              268                  8
    Redeemable preferred stock......         1,707                9                222            1,494                  -
                                     ----------------- ----------------- ------------------ -----------------------------------
     Total Fixed Maturities.........        27,497            1,111              1,138           27,470                 11

Equity securities...................            44               10                  -               54                  -
                                     ----------------- ----------------- ------------------ -----------------------------------

Total at December 31, 2009.......... $      27,541      $     1,121      $       1,138      $    27,524      $          11
                                     ================= ================= ================== ===================================


     (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
     (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
     (3) Amounts represent OTTI losses in AOCI, which were not included in earnings in accordance with current accounting guidance.
     (4) Reflects $122 million of amortized cost of FDIC insured bonds that were reported as Corporate in 2009 and moved to U.S. Treasury, government and agency in 2010.

     At December 31, 2010 and 2009, respectively, the Company had trading fixed maturities with an amortized cost of $207 million and $115 million and carrying values of $208 million and $126 million. Gross unrealized gains on trading fixed maturities were $3 million and $12 million and gross unrealized losses were $2 million and $1 million for 2010 and 2009, respectively.

     The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2010 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2010

                                                                 AMORTIZED
                                                                   COST            FAIR VALUE
                                                              ----------------   ----------------
                                                                        (IN MILLIONS)
Due in one year or less.....................................   $    2,234         $    2,265
Due in years two through five...............................        8,210              8,721
Due in years six through ten................................        8,612              9,155
Due after ten years.........................................        4,442              4,578
                                                              ----------------   ----------------
    Subtotal................................................       23,498             24,719
Commercial mortgage-backed securities.......................        1,473              1,103
Residential mortgage-backed securities......................        1,601              1,668
Asset-backed securities.....................................          245                246
                                                              ----------------   ----------------
Total     ..................................................   $   26,817         $   27,736
                                                              ================   ================

The Company recognized OTTI on AFS fixed maturities as follows:


                                                                      December 31,
                                                  ------------------------------------------------------
                                                        2010              2009               2008
                                                  -----------------  ----------------  -----------------
                                                                      (IN MILLIONS)
 Credit losses recognized in earnings (loss) (1).. $     (282)        $    (168)        $     (286)
 Non-credit losses recognized in OCI..............        (18)               (6)                 -
                                                  -----------------  ----------------  -----------------
 Total OTTI....................................... $     (300)        $    (174)        $     (286)
                                                  =================  ================  =================

 (1) During 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

     The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS


                                                                                                 2010              2009
                                                                                            --------------- -------------------
                                                                                                      (IN MILLIONS)
Balances at January 1, 2010 and March 31, 2009, respectively.............................    $     (146)     $         -
Cumulative adjustment related to implementing new accounting guidance on April 1, 2009...             -             (122)
Impact of consolidation of Wind-Up Annuities business....................................             -               (6)
Previously recognized impairments on securities that matured, paid, prepaid or sold......            99              146
Recognized impairments on securities impaired to fair value this period (1)..............            (6)              (3)
Impairments recognized this period on securities not previously impaired.................          (268)            (143)
Additional impairments this period on securities previously impaired.....................            (8)             (22)
Increases due to passage of time on previously recorded credit losses....................             -                -
Accretion of previously recognized impairments due to increases in expected cash flows...             -                -
                                                                                            --------------- -------------------
Balances at December 31,.................................................................    $     (329)     $      (150)
                                                                                            =============== ===================


   (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

     Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                         DECEMBER 31,
                                                                              -----------------------------------
                                                                                   2010               2009
                                                                              ----------------  -----------------
                                                                                        (IN MILLIONS)
      AFS Securities:
        Fixed maturities:
          With OTTI losses...................................................  $       (16)      $       (11)
          All other..........................................................          892               (16)
        Equity securities....................................................           (3)               10
                                                                              ----------------  -----------------
      Net Unrealized Gains (Losses)..........................................  $       873       $       (17)
                                                                              ================  =================

     Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES         (LIABILITY)      GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $      (11)        $          6      $           -       $          2       $         (3)
Net investment gains (losses)
  arising during the period...........           3                    -                  -                  -                  3
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..           9                    -                  -                  -                  9
     Excluded from Net
       earnings (loss) (1)............         (17)                   -                  -                  -                (17)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                   (3)                 -                  -                 (3)
     Deferred income taxes............           -                    -                  -                  2                  2
     Policyholders liabilities........           -                    -                  2                  -                  2
                                        ---------------    --------------    ----------------    ---------------    ----------------
Balance, December 31, 2010............  $      (16)        $          3      $           2       $          4       $         (7)
                                        ===============    ==============    ================    ===============    ================

    (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
         (loss) for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI


                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES        (LIABILITY)       GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $       (6)        $        (29)     $           -       $         (3)      $        (38)
Net investment gains (losses)
  arising during the period...........         680                    -                  -                  -                680
Reclassification adjustment for OTTI
   losses:
     Included in Net earnings (loss)..         198                    -                  -                  -                198
     Excluded from Net
       earnings (loss) (1)............          17                    -                  -                  -                 17
Impact of net unrealized investment
   gains (losses) on:
     DAC..............................           -                 (106)                 -                  -               (106)
     Deferred income taxes............           -                    -                  -               (220)              (220)
     Policyholders liabilities........           -                    -               (121)                 -               (121)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2010............  $      889         $       (135)     $        (121)      $       (223)      $        410
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.


       Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses


                                                                                                                       AOCI Gain
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities         (Liability)      Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $        -         $          -      $           -       $          -       $          -
Cumulative impact of implementing
  new guidance........................          (7)                   1                  -                  2                 (4)
Net investment gains (losses)
  arising during the period...........         (21)                   -                  -                  -                (21)
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..          22                    -                  -                  -                 22
     Excluded from Net
       earnings (loss) (1)............         (5)                   -                  -                  -                 (5)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                    5                  -                  -                  5
     Deferred income taxes............           -                    -                  -                  -                  -
     Policyholders liabilities........           -                    -                  -                  -                  -
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $      (11)        $          6      $           -       $          2       $         (3)
                                        ==============     =============     ===============     ==============     ===============


  (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

           All Other Net Unrealized Investment Gains (Losses) in AOCI


                                                                                                                         AOCI
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities        (Liability)       Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $   (2,385)        $        554      $           -       $       681        $   (1,150)
Cumulative impact of implementing
  new guidance........................        (108)                  19                  -                31               (58)
Net investment gains (losses)
  arising during the period...........       2,657                    -                  -                 -             2,657
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..        (115)                   -                  -                 -              (115)
     Excluded from Net
       earnings (loss) (1)............           5                    -                  -                 -                 5
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                 (602)                 -                 -              (602)
     Deferred income taxes............           -                    -                  -              (715)             (715)
     Policyholders liabilities........           -                    -                  -                 -                 -
Impact of consolidation of
     Wind-up Annuities business.......         (60)                   -                  -                 -               (60)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $       (6)        $        (29)     $           -       $        (3)       $      (38)
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

     The following tables disclose the fair values and gross unrealized losses of the 550 issues at December 31, 2010 and the 744 issues at December 31, 2009 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:


                                                              DECEMBER 31, 2010
                           -----------------------------------------------------------------------------------------
                                LESS THAN 12 MONTHS          12 MONTHS OR LONGER                  TOTAL
                           --------------------------- ------------------------------ ------------------------------
                                              GROSS                        GROSS                         GROSS
                                            UNREALIZED                   UNREALIZED                    UNREALIZED
                             FAIR VALUE       LOSSES      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES
                           ------------- ------------- --------------- ------------- --------------- ---------------
                                                                (IN MILLIONS)
  Fixed maturities:
    Corporate............. $     1,999    $      (68)    $      394    $       (42)   $    2,393     $     (110)
    U.S. Treasury,
      government and
      agency..............         820           (42)           171            (46)          991            (88)
    States and political
      subdivisions........         225            (9)            33             (7)          258            (16)
    Foreign governments...          77            (1)            10              -            87             (1)
    Commercial
      mortgage-backed.....          46            (3)           936           (372)          982           (375)
    Residential
      mortgage-backed.....         157             -              2              -           159              -
    Asset-backed..........          23             -             65            (12)           88            (12)
    Redeemable
      preferred stock.....         345            (7)           689            (59)        1,034            (66)
                           ------------   ------------   -----------   ------------   ------------   ------------

   Total.................. $     3,692    $     (130)    $    2,300    $      (538)   $    5,992     $     (668)
                           ============   ============   ===========   ============   ============   ============

                                                             December 31, 2009
                          -----------------------------------------------------------------------------------------
                            Less Than 12 Months (1)       12 Months or Longer (1)                Total
                          ----------------------------  ----------------------------  -----------------------------
                                             Gross                        Gross                         Gross
                                          Unrealized                    Unrealized                    Unrealized
                            Fair Value      Losses       Fair Value       Losses       Fair Value       Losses
                          -------------- -------------  ------------- --------------  ------------- ---------------
                                                               (In Millions)

Fixed maturities:
  Corporate.............  $     2,043    $      (54)    $    2,023    $     (181)    $    4,066     $     (235)
  U.S. Treasury,
    government and
    agency..............        1,592          (152)             -             -          1,592           (152)
  States and political
    subdivisions........          210           (10)            23            (4)           233            (14)
  Foreign governments...           41             -              5             -             46              -
  Commercial mortgage-
     backed.............           34           (16)         1,349          (476)         1,383           (492)
  Residential mortgage-
     backed.............           54             -              2             -             56              -
  Asset-backed..........           48            (9)            69           (13)           117            (22)
  Redeemable
    preferred stock.....           51            (7)         1,283          (216)         1,334           (223)
                          ------------   ------------   ------------  -------------  -------------  ---------------

Total...................  $     4,073    $     (248)    $    4,754    $     (890)    $    8,827     $   (1,138)
                          ============   ============   ============  =============  =============  ===============

    (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance.

     The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of .35% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2010 and 2009 were $142 million and $150 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2010 and 2009, respectively, approximately $2,303 million and $2,212 million, or 8% and 8%, of the $28,181 million and $27,497 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $361 million and $456 million at December 31, 2010 and 2009, respectively.

     The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2010 and 2009, respectively, the Company owned $30 million and $37 million in RMBS backed by subprime residential mortgage loans, and $17 million and $23 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

     At December 31, 2010, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $26 million.

     For 2010, 2009 and 2008, respectively, investment income is shown net of investment expenses of $60 million, $77 million and $101 million.

     At December 31, 2010 and 2009, respectively, the amortized cost of the Company's trading account securities was $482 million and $332 million with respective fair values of $506 million and $485 million. Also at December 31, 2010 and 2009, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $42 million and $38 million and costs of $41 million and $35 million as well as other equity securities with carrying values of $23 million and $54 million and costs of $26 million and $44 million.

     In 2010, 2009 and 2008, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $39 million, $133 million and $(388) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings
     (loss).

     Mortgage Loans
     --------------

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $0 million and $0 million at December 31, 2010 and 2009, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively.

     Valuation Allowances for Mortgage Loans:
     ----------------------------------------

     Allowance for credit losses for mortgage loans in 2010 are as follows:


                                                                                  MORTGAGE LOANS
                                                               -----------------------------------------------------
                                                                 COMMERCIAL         AGRICULTURAL          TOTAL
                                                               ---------------     ---------------     -------------
ALLOWANCE FOR CREDIT LOSSES:                                                        (IN MILLIONS)
Beginning balance, January 1............................       $          -       $          -        $          -
      Charge-offs.......................................                  -                  -                   -
      Recoveries........................................                  -                  -                   -
      Provision.........................................                 18                  -                  18
                                                               --------------     --------------      --------------
Ending Balance, December 31.............................       $         18       $          -                  18
                                                               ==============     ==============      ==============

Ending Balance, December 31:
      Individually Evaluated for Impairment.............       $         18       $          -        $         18
                                                               ==============     ==============      ==============

      Collectively Evaluated for Impairment.............       $          -       $          -        $          -
                                                               ==============     ==============      ==============

      Loans Acquired with Deteriorated
         Credit Quality.................................       $          -       $          -        $          -
                                                               ==============     ==============      ==============


     Investment valuation allowances for mortgage loans and changes for 2009 and 2008 follow:

                                                                   2009              2008
                                                             -----------------  ----------------
                                                                       (In Millions)
       Balances, beginning of year.......................    $         -        $         1
       Additions charged to income.......................              -                  -
       Deductions for writedowns and
         asset dispositions..............................              -                 (1)
                                                             -----------------  ----------------
       Balances, End of Year.............................    $         -        $         -
                                                             =================  ================

       Balances, end of year comprise:
         Mortgage loans on real estate...................    $         -        $         -
                                                             -----------------  ----------------
       Total    .........................................    $         -        $         -
                                                             =================  ================

     The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following table provides information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2010.

        MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010
                          DEBT SERVICE COVERAGE RATIO

                                                        COMMERCIAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $      59   $       -  $      -    $      52  $       -   $       -  $     111
   50% - 70%.............               32         109        111         467         55           -        774
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        402          61        574
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Commercial
   Mortgage Loans........        $     285   $     144  $     604   $     945  $     581   $     111  $   2,670
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                       AGRICULTURAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     155   $      80  $     162   $     243  $     186   $       5  $     831
   50% - 70%.............               52          13        134         150        107          24        480
   70% - 90%.............                -           -          -           -          -           -          -
   90% plus..............                -           -          -           -          3           -          3
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Agricultural
   Mortgage Loans........        $     207   $      93  $     296   $     393  $     296   $      29  $   1,314
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------

                                                           TOTAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     214   $      80  $     162   $     295  $     186   $       5  $     942
   50% - 70%.............               84         122        245         617        162          24      1,254
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        405          61        577
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Mortgage Loans.....        $     492   $     237  $     900   $   1,338  $     877   $     140  $   3,984
                                 =========   =========  =========   =========  =========   =========  =========

  (1) The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.

  (2) The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

     The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2010.


                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                                        RECORDED
                                                              GREATER                                                  INVESTMENT
                                                                THAN                                      TOTAL         > 90 DAYS
                                     30-59         60-89         90                                     FINANCING          AND
                                      DAYS         DAYS         DAYS       TOTAL           CURRENT     RECEIVABLES      ACCRUING
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
                                                                            (IN MILLIONS)
Total Mortgage Loans:
    Commercial ............       $        -    $        -   $       -   $        -       $    2,670    $    2,670      $       -
    Agricultural...........                -             -           5            5            1,309         1,314              3
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
TOTAL......................       $        -    $        -   $       5   $        5       $    3,979    $    3,984      $       3
                                  ==========    ==========   =========   ==========       ==========    ===========     =========


    The following table provides information regarding impaired loans at December 31, 2010:


                            IMPAIRED MORTGAGE LOANS

                                                  UNPAID                       AVERAGE        INTEREST
                                  RECORDED      PRINCIPAL       RELATED        RECORDED        INCOME
                                  INVESTMENT     BALANCE       ALLOWANCE      INVESTMENT     RECOGNIZED
                                  ----------    ---------      ---------      ----------     ----------
                                                               (IN MILLIONS)
With no related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $        -    $       -      $       -      $        -     $        -
  Agricultural mortgage
    loans..................                3            3              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $        3    $       3      $       -      $        -     $        -
                                  ==========    =========      =========      ==========     ==========

With related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $      122    $     122      $     (18)     $       24     $        2
  Agricultural mortgage
    loans..................                -            -              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $      122    $     122      $     (18)     $       24     $        2
                                  ==========    =========      =========      ==========     ==========

     During 2009 and 2008, respectively, the Company's average recorded investment in impaired mortgage loans was $0 million and $8 million. Interest income recognized on these impaired mortgage loans totaled $0 million and $1 million for 2009 and 2008 respectively.

     There were no impaired mortgage loans with the related investment valuation allowances at December 31, 2009.

     Equity Real Estate
     ------------------

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2010 and 2009, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2010, 2009 and 2008 no real estate was acquired in satisfaction of debt.

     Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2010 and 2009, respectively. Depreciation expense on real estate totaled $0 million, $8 million and $18 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, AXA Equitable's equity real estate portfolio had no valuation allowances.

     Equity Method Investments
     -------------------------

     Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,459 million and $1,308 million, respectively, at December 31, 2010 and 2009. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $131 million and $91 million, respectively, at December 31, 2010 and 2009. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $173 million, $(78) million and $(58) million, respectively, for 2010, 2009 and 2008.

     Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater (3 and 3 individual ventures at December 31, 2010 and 2009, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost.....................   $      557        $       547
       Investments in securities, generally at fair value..................           40                 34
       Cash and cash equivalents...........................................            4                 20
       Other assets........................................................           62                  1
                                                                             ----------------  -----------------
       Total Assets........................................................   $      663        $       602
                                                                             ================  =================

       Borrowed funds - third party........................................   $      299        $       310
       Other liabilities...................................................            7                 15
                                                                             ----------------  -----------------
       Total liabilities...................................................          306                325
                                                                             ----------------  -----------------

       Partners' capital...................................................          357                277
                                                                             ----------------  -----------------
       Total Liabilities and Partners' Capital.............................   $      663        $       602
                                                                             ================  =================

       The Company's Carrying Value in
         Those Entities Included Above.....................................   $      196        $       155
                                                                             ================  =================

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       STATEMENTS OF EARNINGS (LOSS)
       Revenues of real estate joint ventures............  $     110          $       30        $        60
       Net revenues of other limited partnership
         interests.........................................        3                  (5)                 -
       Interest expense - third party....................        (22)                 (7)               (14)
       Other expenses....................................        (59)                (17)               (37)
                                                          ----------------   ----------------  -----------------
       Net Earnings (Loss)...............................  $      32          $        1        $         9
                                                          ================   ================  =================

       The Company's Equity in Net Earnings (Loss) of
         Those Entities Included Above................... $       18         $         2       $         12
                                                          ================   ================  =================

     Derivatives
     -----------

     The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.


                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                     FAIR VALUE
                                                         ----------------------------------    GAINS (LOSSES)
                                          NOTIONAL            ASSET            LIABILITY       REPORTED IN NET
                                           AMOUNT          DERIVATIVES        DERIVATIVES      EARNINGS (LOSS)
                                        ------------       -----------        -----------      ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts (1):
   Futures........................      $      3,772       $          -       $          -     $        (815)
   Swaps..........................               734                  -                 27               (79)
   Options........................             1,070                  5                  1               (49)

Interest rate contracts (1):
   Floors.........................             9,000                326                  -               157
   Swaps      ....................             5,352                201                134               250
   Futures    ....................             5,151                  -                  -               289
   Swaptions  ....................             4,479                171                  -               (38)

Other freestanding contracts (1,4):
   Foreign currency Contracts.....               133                  -                  1                 1
                                                                                               ---------------
   NET INVESTMENT INCOME (LOSS)...                                                                      (284)
                                                                                               ---------------


EMBEDDED DERIVATIVES:
GMIB reinsurance contracts (2)....                 -              4,606                  -             2,350

GWBL and other features (3).......                 -                  -                 38                17
                                        ------------       ------------       ------------     ---------------
Balances, Dec. 31, 2010...........      $     29,691       $      5,309       $        201     $       2,083
                                        ============       ============       ============     ===============


     (1) Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.
     (4)  Reported in Commissions, fees and other income.

                       Derivative Instruments by Category
                   At or For the Year Ended December 31, 2009


                                                                   Fair Value
                                                         --------------------------------      Gains (Losses)
                                                                               Liability       Reported In Net
                                       Notional Amount   Asset Derivatives    Derivatives      Earnings (Loss)
                                       ---------------   -----------------    -----------      ---------------
                                                                     (In Millions)
Freestanding derivatives:
Equity contracts(1):
   Futures........................      $      3,399       $          -       $          -      $     (1,142)
   Swaps..........................               801                  1                 19              (271)
   Options........................            11,650                920              1,139              (818)

Interest rate contracts (1):
   Floors.........................            15,000                300                  -              (128)
   Swaps..........................             2,100                 86                 25              (178)
   Futures........................             3,791                  -                  -              (526)
   Swaptions......................             1,200                 44                  -               (17)

Other freestanding contracts (2):.                 -                  -                  -                 -

                                                                                                ------------
   Net investment income (loss)                                                                       (3,080)
                                                                                                ------------
Embedded derivatives:
GMIB reinsurance contracts (2)....                 -              2,256                  -            (2,566)

GWBL and other features (3).......                 -                  -                 55               218
                                        ------------       ------------       ------------      ------------
Balances, Dec. 31, 2009...........      $     37,941       $      3,607       $      1,238      $     (5,428)
                                        ============       ============       ============      ============

     (1)  Reported in Other invested assets in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.

4)   GOODWILL AND OTHER INTANGIBLE ASSETS

     The carrying value of goodwill related to AllianceBernstein totaled $3,456 million and $3,410 million at December 31, 2010 and 2009, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2010 and 2009 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

     The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2010, the impairment test indicated that goodwill was not impaired.

     The gross carrying amount of AllianceBernstein related intangible assets were $559 million and $555 million at December 31, 2010 and 2009, respectively and the accumulated amortization of these intangible assets were $313 million and $289 million at December 31, 2010 and 2009, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $24 million for 2010, 2009 and 2008, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2010, management determined that these intangible assets were not impaired.

     On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of a $14 million cash payment, $3 million of assumed liabilities and $32 million of contingent consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill.

     At December 31, 2010 and 2009, respectively, net deferred sales commissions totaled $76 million and $90 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2010 net asset balance for each of the next five years is $34 million, $20 million, $15 million, $6 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2010, AllianceBernstein determined that the deferred sales commission asset was not impaired.

     If market conditions deteriorate significantly and securities valuations remain depressed for prolonged periods of time, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2010 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings (loss).

5)  CLOSED BLOCKS

    Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                            DECEMBER 31,
                                                                                -------------------------------------
                                                                                      2010                2009
                                                                                -----------------    ----------------
                                                                                           (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other...    $     8,272          $    8,412
        Policyholder dividend obligation....................................            119                   -
        Other liabilities...................................................            142                  70
                                                                                -----------------    ----------------
        Total Closed Block liabilities......................................          8,533               8,482
                                                                                -----------------    ----------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
          cost of $5,416 and $5,575)........................................          5,605               5,631
        Mortgage loans on real estate.......................................            981               1,029
        Policy loans........................................................          1,119               1,158
        Cash and other invested assets......................................            281                  68
        Other assets........................................................            245                 264
                                                                                -----------------    ----------------
        Total assets designated to the Closed Block.........................          8,231               8,150
                                                                                -----------------    ----------------

        Excess of Closed Block liabilities over assets designated to
          the Closed Block..................................................            302                 332

        Amounts included in accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses) net of deferred income tax (expense) benefit of $(28) and $(23) and policyholder
             dividend obligation of $(119) and $0...........................             53                  44
                                                                                -----------------    ----------------

        Maximum Future Earnings To Be Recognized From Closed Block
          Assets and Liabilities............................................    $       355          $      376
                                                                                =================    ================

       AXA Equitable's Closed Block revenues and expenses follow:

                                                                 2010              2009              2008
                                                            ----------------  ----------------  ----------------
                                                                               (IN MILLIONS)

        REVENUES:
        Premiums and other income.......................... $     365         $     382          $     393
        Investment income (loss) (net of investment
           expenses of $0, $1, and $0).....................       468               482                496
        Investment gains (losses), net:
           Total OTTI losses...............................       (31)              (10)               (46)
            Portion of loss recognized in
              other comprehensive income (loss)............         1                 -                  -
                                                            ---------------- -----------------  ----------------
                Net impairment losses recognized...........       (30)              (10)               (46)
            Other investment gains (losses), net...........         7                 -                 (2)
                                                            ---------------- -----------------  ----------------
                Total investment gains (losses), net.......       (23)              (10)               (48)
                                                            ---------------- -----------------  ----------------
        Total revenues.....................................       810               854                841
                                                            ---------------- -----------------  ----------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends..............       776               812                819
        Other operating costs and expenses.................         2                 2                  7
                                                            ---------------- -----------------  ----------------
        Total benefits and other deductions................       778               814                826
                                                            ---------------- -----------------  ----------------

        Net revenues, before income taxes..................        32                40                 15
        Income tax (expense) benefit.......................       (11)              (14)                (5)
                                                            ---------------- -----------------  ----------------
        Net Revenues....................................... $      21         $      26          $      10
                                                            ================ =================  ================

     A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010               2009
                                                                           -----------------  ------------------
                                                                                      (IN MILLIONS)
      Balances, beginning of year.........................................  $         -        $        -
      Unrealized investment gains (losses)................................          119                 -
                                                                           -----------------  ------------------
      Balances, End of year...............................................  $       119        $        -
                                                                           =================  ==================

     Impaired mortgage loans along with the related investment valuation allowances follows:


                                                                                     DECEMBER 31,
                                                                          ------------------------------------
                                                                               2010                2009
                                                                          ----------------    ----------------
                                                                                     (IN MILLIONS)

      Impaired mortgage loans with investment valuation allowances....    $        62         $         -
      Impaired mortgage loans without investment valuation allowances.              3                   -
                                                                          ----------------    ----------------
      Recorded investment in impaired mortgage loans..................             65                   -
      Investment valuation allowances.................................             (7)                  -
                                                                          ----------------    ----------------
      Net Impaired Mortgage Loans.....................................    $        58         $         -
                                                                          ================    ================

     During 2010, 2009 and 2008, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $13 million, $0 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1 million, $0 million and $0 million for 2010, 2009 and 2008, respectively.

     Valuation allowances on mortgage loans at December 31, 2010 and 2009 were $7 million and $0 million, respectively. Writedowns of fixed maturities were $30 million, $10 million and $46 million for 2010, 2009 and 2008, respectively.

6)   CONTRACTHOLDER BONUS INTEREST CREDITS

     Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                        DECEMBER 31,
                                                                             ------------------------------------
                                                                                  2010               2009
                                                                             ----------------  ------------------
                                                                                        (IN MILLIONS)

       Balance, beginning of year..........................................   $    795          $     808
       Contractholder bonus interest credits deferred .....................         39                 61
       Amortization charged to income .....................................        (62)               (74)
                                                                             ----------------  ------------------
       Balance, End of Year ...............................................   $    772          $     795
                                                                             ================  ==================

7)   FAIR VALUE DISCLOSURES

     Assets and liabilities are measured at fair value on a recurring basis and are summarized below:


                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010

                                                   LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
                                                ---------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
      Corporate..........................       $         7        $     21,405       $        320       $     21,732
      U.S. Treasury, government
        and agency.......................                 -               1,916                  -              1,916
      States and political subdivisions..                 -                 462                 49                511
      Foreign governments................                 -                 539                 21                560
      Commercial mortgage-backed.........                 -                   -              1,103              1,103
      Residential mortgage-backed (1)....                 -               1,668                  -              1,668
      Asset-backed (2)...................                 -                  98                148                246
      Redeemable preferred stock.........               207               1,112                  2              1,321
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................               214              27,200              1,643             29,057
                                                --------------     --------------     --------------     ---------------
   Other equity investments..............                53                   -                 13                 66
   Trading securities....................               425                  81                  -                506
   Other invested assets:
      Short-term investments.............                 -                 148                  -                148
      Swaps..............................                 -                  40                  -                 40
      Futures............................                 -                   -                  -                  -
      Options............................                 -                   4                  -                  4
      Floors.............................                 -                 326                  -                326
      Swaptions..........................                 -                 171                  -                171
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................                 -                 689                  -                689
                                                --------------     --------------     --------------     ---------------
Cash equivalents.........................             1,693                   -                  -              1,693
Segregated securities....................                 -               1,110                  -              1,110
GMIB reinsurance contracts...............                 -                   -              4,606              4,606
Separate Accounts' assets................            89,647               2,160                207             92,014
                                                --------------     --------------     --------------     ---------------
        Total Assets.....................       $    92,032        $      31,240      $      6,469       $    129,741
                                                ==============     ==============     ==============     ===============
LIABILITIES
GWBL and other features' liability.......       $         -        $           -      $         38       $         38
                                                --------------     --------------     --------------     ---------------
        Total Liabilities................       $         -        $           -      $         38       $         38
                                                ==============     ==============     ==============     ===============

          (1) Includes publicly traded agency pass-through securities and collateralized obligations.
          (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2009


                                               Level 1            Level 2            Level 3             Total
                                           ----------------   ----------------    ---------------   ----------------
                                                                        (In Millions)
Assets
Investments:
 Fixed maturities, available-for-sale:
    Corporate........................      $         -        $     19,728        $       466       $     20,194
    U.S. Treasury, government
      and agency.....................                -               1,690                  -              1,690
    States and political subdivisions                -                 334                 47                381
    Foreign governments..............                -                 281                 21                302
    Commercial mortgage-backed.......                -                   -              1,490              1,490
    Residential mortgage-backed (1)..                -               1,651                  -              1,651
    Asset-backed (2).................                -                  51                217                268
    Redeemable preferred stock.......              191               1,291                 12              1,494
                                           ---------------    ---------------     --------------    ---------------
      Subtotal.......................              191              25,026              2,253             27,470
 Other equity investments............               90                   -                  1                 91
 Trading securities..................              423                  61                  1                485
 Other invested assets...............                -                 (36)               300                264
Cash equivalents.....................            1,367                   -                  -              1,367
Segregated securities................                -                 986                  -                986
GMIB reinsurance contracts...........                -                   -              2,256              2,256
Separate Accounts' assets............           82,102               1,684                230             84,016
                                           ---------------    ---------------     --------------    ---------------
    Total Assets.....................      $    84,173        $      27,721       $     5,041       $    116,935
                                           ===============    ===============     ==============    ===============

Liabilities
GWBL and other features' liability...      $         -        $           -       $        55       $         55
                                           ---------------    ---------------     --------------    ---------------
    Total Liabilities................      $         -        $           -       $        55       $         55
                                           ===============    ===============     ==============    ===============

   (1) Includes publicly traded agency pass-through securities and collateralized obligations.
   (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

     In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

     The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2010 and 2009, respectively:


                                                      LEVEL 3 INSTRUMENTS
                                                    FAIR VALUE MEASUREMENTS
                                                         (IN MILLIONS)

                                                 U.S.
                                              TREASURY,    STATE AND                 COMMERCIAL      RESIDENTIAL
                                               GOVT AND    POLITICAL     FOREIGN      MORTGAGE-        MORTGAGE-       ASSET-
                                 CORPORATE      AGENCY   SUB-DIVISIONS    GOVTS        BACKED           BACKED         BACKED
                                 ---------    ---------  -------------  ---------    ----------      -----------     ---------
Balance, January 1, 2010....     $     466    $       -     $      47   $      21     $   1,490       $       -      $     217
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment
      income (loss).........             4            -             -           -             2               -              -
    Investment gains
      (losses), net.........             6            -             -           -          (271)              -              1
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..             -            -             -           -             -               -              -
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
      Subtotal..............            10            -             -           -          (269)              -              1
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
   Other comprehensive
    income (loss)...........             3            -             3           -           119               -             14
Purchases/issuances.........            22            -             -           -             -               -              -
Sales/settlements...........           (88)           -            (1)          -          (237)              -            (40)
Transfers into/out of
 Level 3 (2)................           (93)           -             -           -             -               -            (44)
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
Balance, Dec. 31, 2010......     $     320    $       -     $      49   $      21     $   1,103       $       -      $     148
                                 =========    =========   ===========   =========    ==========      ==========      =========


   (1)  Includes Trading Securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                         GWBL
                                         REDEEMABLE        OTHER             OTHER         GMIB           SEPARATE     AND OTHER
                                          PREFERRED        EQUITY           INVESTED    REINSURANCE       ACCOUNTS      FEATURES
                                           STOCK        INVESTMENTS(1)       ASSETS        ASSET           ASSETS      LIABILITY
                                         ----------     --------------     ----------   -----------      ----------    ----------
Balance, January 1, 2010............     $       12     $          2       $      300    $    2,256      $      230    $       55
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment income (loss)....              -                -                -             -               -             -
    Investment gains (losses), net..              4                -                -             -             (22)            -
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..........              -                -                -         2,150               -             -
    Policyholders' benefits.........              -                -                -             -               -           (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
      Subtotal......................              4                -                -         2,150             (22)          (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
   Other comprehensive
     income (loss)..................              -                -                -             -               -             -
Purchases/issuances.................              -                -                -           200               2            17
Sales/settlements...................            (14)              (2)               -             -              (8)            -
Transfers into/out of
 Level 3 (2)........................              -               13             (300)            -               5             -
                                         ----------     ------------       ----------   -----------      ----------    ----------
Balance, Dec. 31, 2010..............     $        2     $         13       $        -    $    4,606      $      207    $       38
                                         ==========     ============       ==========   ===========      ==========    ==========


   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 U.S.                       State and        Commer-        Residen-
                                               Treasury,                    Political         cial            tial
                                               Govt and       Foreign          Sub-         Mortgage-       Mortgage       Asset-
                                Corporate       Agency         Govts        divisions        backed          backed        backed
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, January 1, 2009..     $       411    $       -      $      64     $        55     $    1,587       $      -       $   304
 Total gains (losses),
  realized and unrealized,
  included in:
  Earnings (Loss) as:
  Net investment
    income (loss).........               2            -              -               -              3              -            (1)
  Investment gains
   (losses), net..........             (40)           -              -               -            (24)             -           (20)
  Increase (decrease) in
   the fair value of the
   reinsurance contracts..               -            -              -               -              -              -             -
                               -----------    ----------     ---------     -----------     ----------       --------       -------
     Subtotal.............             (38)           -              -               -            (21)             -           (21)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
 Other comprehensive
  income (loss)...........              14            -              3              (7)            49              -            20
Purchases/issuances......              107            -              1               -              -              -             -
Sales/settlements.........             (41)           -              -              (1)          (127)             -           (48)
Transfers into/out of
  Level 3 (2).............              13            -            (47)              -              2              -           (38)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, Dec. 31, 2009....     $       466    $       -      $      21     $        47     $    1,490       $      -       $   217
                               ===========    ==========     =========     ===========     ==========       ========       =======

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                  Redeem-                                                                                GWBL
                                   able             Other              Other           GMIB            Separate       and Other
                                 Preferred         Equity             Invested      Reinsurance         Accounts       Features
                                   Stock        Investments(1)         Assets          Asset             Assets       Liability
                                -----------     --------------      ------------    -----------       -----------     ----------
Balance, January 1, 2009....    $         2       $       2          $      547      $    4,822        $      334      $    273
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (Loss) as:
  Net investment
    income (loss) ..........              -               -                (357)              -                 -             -
  Investment gains
   (losses), net............            (45)              -                   -               -               (95)            -
  Increase (decrease)
   in the fair value of the
   reinsurance contracts....              -               -                   -          (2,746)                -             -
  Policyholders' benefits...              -               -                   -               -                 -          (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
     Subtotal...............            (45)              -                (357)         (2,746)              (95)         (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
 Other comprehensive
  income (loss).............             34               -                   -               -                 -             -
Purchases/issuances.........              -               -                   -             180                 1            12
Sales/settlements...........              -              (1)                110               -                (7)            -
Transfers into/out of
  Level 3 (2)...............             21               1                   -               -                (3)            -
                                -----------     -------------        -----------     -----------       -----------    -----------
Balance, Dec. 31, 2009......    $        12       $       2          $      300      $    2,256        $      230      $     55
                                ===========     =============        ===========     ===========       ===========    ===========

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

    The table below details changes in unrealized gains (losses) for 2010 and 2009 by category for Level 3 assets still held at December 31, 2010 and 2009, respectively:

                                                         EARNINGS (LOSS)
                                        --------------------------------------------------
                                                                              INCREASE
                                            NET           INVESTMENT       (DECREASE) IN
                                         INVESTMENT          GAINS         FAIR VALUE OF                             POLICY-
                                           INCOME          (LOSSES),        REINSURANCE                             HOLDERS'
                                           (LOSS)             NET            CONTRACTS             OCI              BENEFITS
                                        -------------    --------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2010
STILL HELD AT DECEMBER 31, 2010:
   Change in unrealized
   gains (losses):
     Fixed maturities,
      available-for-sale:
        Corporate...................    $      -         $       -         $        -         $       10         $           -
        U.S. Treasury, government
          and agency................           -                 -                  -                  -                     -
        State and political
          subdivisions..............           -                 -                  -                  2                     -
        Foreign governments.........           -                 -                  -                  1                     -
        Commercial
          mortgage-backed...........           -                 -                  -                 92                     -
        Residential
          mortgage-backed...........           -                 -                  -                  -                     -
        Asset-backed................           -                 -                  -                 13                     -
        Redeemable preferred stock..           -                 -                  -                  -                     -
                                        ------------     --------------    --------------     --------------     ---------------
            Subtotal................           -                 -                  -                118                     -
                                        ------------     --------------    --------------     --------------     ---------------
      Equity securities,
        available-for-sale..........           -                 -                  -                  -                     -
     Other equity investments.......           -                 -                  -                  -                     -
     Other invested assets..........           -                 -                  -                  -                     -
     Cash equivalents...............           -                 -                  -                  -                     -
     Segregated securities..........           -                 -                  -                  -                     -
     GMIB reinsurance contracts.....           -                 -              2,350                  -                     -
     Separate Accounts' assets......           -               (21)                 -                  -                     -
     GWBL and other
        features' liability.........           -                 -                  -                  -                    17
                                        ------------     --------------    --------------     --------------     ---------------
         Total......................    $      -         $     (21)        $    2,350         $      118         $          17
                                        ============     ==============    ==============     ==============     ===============

                                                        Earnings (Loss)
                                      ----------------------------------------------------
                                                                              Increase
                                            Net            Investment      (Decrease) in
                                        Investment           Gains         Fair Value of                             Policy-
                                          Income           (Losses),        Reinsurance                             holders'
                                          (Loss)              Net            Contracts             OCI              Benefits
                                      ----------------    -------------    ---------------    ---------------    ----------------
                                                                            (In Millions)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized
   gains (losses)
     Fixed maturities,
      available-for-sale:
        Corporate...................  $         -        $       -         $        -         $       (2)        $         -
        U.S. Treasury, government
          and agency................            -                -                  -                  -                   -
        State and political
          subdivisions..............            -                -                  -                 (7)                  -
        Foreign governments.........            -                -                  -                  2                   -
        Commercial
          mortgage-backed...........            -                -                  -                 37                   -
        Residential
          mortgage-backed...........            -                -                  -                  -                   -
        Asset-backed................            -                -                  -                  7                   -
        Redeemable preferred stock..            -                -                  -                 34                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
            Subtotal................            -                -                  -                 71                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
      Equity securities,
        available for sale..........            -                -                  -                  -                   -
     Other equity investments.......            -                -                  -                  -                   -
     Other invested assets..........         (247)               -                  -                  -                   -
     Cash equivalents...............            -                -                  -                  -                   -
     Segregated securities..........            -                -                  -                  -                   -
     GMIB reinsurance contracts.....            -                -             (2,566)                 -                   -
     Separate Accounts' assets......            -              (96)                 -                  -                   -
     GWBL and other
        features' liability.........            -                -                  -                  -                 218
                                      ----------------    -------------    ---------------    ---------------    ----------------
         Total......................  $      (247)        $    (96)        $   (2,566)        $       71         $       218
                                      ================    =============    ===============    ===============    ================

     The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented in the table below.


                                                                        DECEMBER 31,
                                              ------------------------------------------------------------------
                                                           2010                              2009
                                              --------------------------------  --------------------------------
                                                 CARRYING           FAIR           Carrying           Fair
                                                  VALUE            VALUE            Value            Value
                                              ---------------  ---------------  ---------------  ---------------
                                                                        (IN MILLIONS)

       Consolidated:
       -------------
         Mortgage loans on real estate.......  $    3,571       $    3,669       $    3,555       $   3,547
         Other limited partnership interests.       1,451            1,451            1,308           1,308
         Policyholders liabilities:
           Investment contracts..............       2,609            2,679            2,721           2,729
         Long-term debt......................         200              228              200             226
         Loans to affiliates.................       1,045            1,101            1,048           1,077
       Closed Blocks:
       --------------
         Mortgage loans on real estate.......  $      981       $    1,015       $    1,029       $   1,021
         Other equity investments............           1                1                2               2
         SCNILC liability....................           7                7                8               8



8)   GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

     A)  Variable Annuity Contracts - GMDB, GMIB and GWBL
         ------------------------------------------------

     The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

       o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

       o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

       o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

       o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset; or

       o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                               GMDB               GMIB              TOTAL
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $     253          $      310        $       563
         Paid guarantee benefits.........................        (73)                 (8)               (81)
         Other changes in reserve........................        801               1,678              2,479
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2008......................        981               1,980              2,961
         Paid guarantee benefits.........................       (249)                (58)              (307)
         Other changes in reserve........................        355                (364)                (9)
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2009......................      1,087               1,558              2,645
         Paid guarantee benefits.........................       (208)                (45)              (253)
         Other changes in reserve........................        386                 798              1,184
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2010......................  $   1,265          $    2,311        $     3,576
                                                          ================   ================  =================

      Related GMDB reinsurance ceded amounts were:

                                                               GMDB
                                                          ----------------
                                                           (IN MILLIONS)

       Balance at January 1, 2008........................  $      27
         Paid guarantee benefits.........................         (7)
         Other changes in reserve........................        307
                                                          ----------------
       Balance at December 31, 2008......................        327
         Paid guarantee benefits.........................        (86)
         Other changes in reserve........................        164
                                                          ----------------
       Balance at December 31, 2009......................        405
         Paid guarantee benefits.........................        (81)
         Other changes in reserve........................        209
                                                          ----------------
       Balance at December 31, 2010......................  $     533
                                                          ================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

    The December 31, 2010 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                 RETURN
                                                   OF
                                                 PREMIUM        RATCHET        ROLL-UP          COMBO         TOTAL
                                             --------------  -------------  --------------  -------------  -------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account................    $   11,588     $     253       $      141    $       501    $    12,483
           Separate Accounts..............    $   29,171     $   7,591       $    4,263    $    34,802    $    75,827
        Net amount at risk, gross.........    $    1,114     $   1,071       $    2,607    $     9,999    $    14,791
        Net amount at risk, net of
           amounts reinsured..............    $    1,114     $     684       $    1,737    $     3,950    $     7,485
        Average attained age
            of contractholders............            50.0          62.7             67.8           63.2           53.8
        Percentage of contractholders
           over age 70....................             7.7%         26.0%            44.5%          26.0%          13.4%
        Range of contractually specified
           interest rates................           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%

      GMIB:
      -----
        Account values invested in:
           General Account................          N/A            N/A       $       31    $       607    $       638
           Separate Accounts..............          N/A            N/A       $    2,862    $    47,430    $    50,292
        Net amount at risk, gross.........          N/A            N/A       $    1,314    $     1,330    $     2,644
        Net amount at risk, net of
           amounts reinsured..............          N/A            N/A       $      387    $       313    $       700
        Weighted average years remaining
           until annuitization............          N/A            N/A                 .7            6.1            5.7
        Range of contractually
           specified interest rates......           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%


    The GWBL and other guaranteed benefits related liability not included above, were $38 million and $55 million at December 31, 2010 and 2009, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

     The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:



              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       GMDB:
          Equity...........................................................   $     48,904      $      41,447
          Fixed income.....................................................          3,980              3,957
          Balanced.........................................................         22,230             20,940
          Other............................................................            713              2,246
                                                                             ----------------  -----------------
          Total............................................................   $     75,827      $      68,590
                                                                             ================  =================

       GMIB:
          Equity...........................................................   $     31,837      $      27,837
          Fixed income.....................................................          2,456              2,514
          Balanced.........................................................         15,629             15,351
          Other............................................................            370                618
                                                                             ----------------  -----------------
          Total............................................................   $     50,292      $      46,320
                                                                             ================  =================

     C) Hedging Programs for GMDB, GMIB and GWBL Features
        -------------------------------------------------

     Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative instruments, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2010, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $39,377 million and $5,593 million, respectively, with the GMDB feature and $20,512 million and $320 million, respectively, with the GMIB feature.

     These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

     D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
        ------------------------------------------------------------------
        Guarantee
        ---------

     The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:


                                                              DIRECT           REINSURANCE
                                                             LIABILITY            CEDED               NET
                                                          ----------------   ----------------   ----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $      135         $     (108)        $       27
          Other changes in reserves......................          68                (45)                23
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2008......................         203               (153)                50
          Other changes in reserves......................          52                (21)                31
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2009......................         255               (174)                81
          Other changes in reserves......................         120                (57)                63
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2010......................  $      375         $     (231)        $      144
                                                          ================   ================   ================


9)   REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

     The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     At December 31, 2010, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 42.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 73.5% of its current liability exposure resulting from the GMIB feature. See Note 8.

     Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2010 and 2009 were $4,606 million and $2,256 million, respectively. The increases (decreases) in estimated fair value were $2,350 million, $(2,566) million and $1,567 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,332 million and $2,338 million of which $1,913 million and 2,077 million related to two specific reinsurers with AA-/A rating with the remainder of the reinsurers rated BBB and above. At December 31, 2010 and 2009, affiliated reinsurance recoverables related to insurance contracts amounted to $920 million and $690 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

     Reinsurance payables related to insurance contracts totaling $74 million and $80 million are included in other liabilities in the consolidated balance sheets at December 31, 2010 and 2009, respectively.

     The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $195 million and $207 million at December 31, 2010 and 2009, respectively.

     The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

     The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2010 and 2009 were $685 million and $648 million, respectively.

     The following table summarizes the effect of reinsurance:

                                                             2010               2009               2008
                                                        ----------------   ----------------  -----------------
                                                                            (IN MILLIONS)
     Direct premiums...................................  $     903          $      838        $       848
     Reinsurance assumed...............................        213                 202                194
     Reinsurance ceded.................................       (586)               (609)              (283)
                                                        ----------------   ----------------  -----------------
     Premiums .........................................  $     530          $      431        $       759
                                                        ================   ================  =================

     Universal Life and Investment-type Product
       Policy Fee Income Ceded.........................  $     210          $      197        $       169
                                                        ================   ================  =================
     Policyholders' Benefits Ceded.....................  $     536          $      485        $     1,222
                                                        ================   ================  =================
     Interest Credited to Policyholders' Account
       Balances Ceded..................................  $       -          $        -        $        33
                                                        ================   ================  =================

     Individual Disability Income and Major Medical
     ----------------------------------------------

     Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $90 million and $92 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, respectively, $1,622 million and $1,667 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Incurred benefits related to current year.........  $      30          $       38        $        36
       Incurred benefits related to prior years..........         10                   6                  4
                                                          ----------------   ----------------  -----------------
       Total Incurred Benefits...........................  $      40          $       44        $        40
                                                          ================   ================  =================

       Benefits paid related to current year.............  $      12          $       13        $        11
       Benefits paid related to prior years..............         30                  34                 29
                                                          ----------------   ----------------  -----------------
       Total Benefits Paid...............................  $      42          $       47        $        40
                                                          ================   ================  =================

10)    SHORT-TERM AND LONG-TERM DEBT

       Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010                2009
                                                                           -----------------   -----------------
                                                                                      (IN MILLIONS)
       Short-term debt:
       AllianceBernstein commercial paper
         (with interest rates of 0.3% and 0.2%)...........................  $      225          $       249
                                                                           -----------------   -----------------
       Total short-term debt..............................................         225                  249
                                                                           -----------------   -----------------

       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015...................................         200                  200
                                                                           -----------------   -----------------
       Total long-term debt...............................................         200                  200
                                                                           -----------------   -----------------

       Total Short-term and Long-term Debt................................  $      425          $       449
                                                                           =================   =================

     Short-term Debt
     -----------------

     AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($13 million, as of December 31, 2010). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2010, there were no outstanding borrowings from FHLBNY.

     On December 9, 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1.00 billion with SCB LLC as an additional borrower.

     The 2010 AB Credit Facility replaces AllianceBernstein's existing $1.95 billion of committed credit lines (comprised of two separate lines - a $1.00 billion committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

     The 2010 AB Credit Facility will be available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1.00 billion commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

     As of December 31, 2010 and 2009, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

     In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $125 million while three lines have no stated limit.

     Long-term Debt
     --------------

     At December 31, 2010, the Company was not in breach of any long-term debt covenants.

11)  RELATED PARTY TRANSACTIONS

     Loans to Affiliates
     -------------------

     In September 2007, AXA issued $650 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

     On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

     Loans from Affiliates
     ---------------------

     In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

     In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     Other Transactions
     ------------------

     The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $59 million, $56 million and $76 million, respectively, for 2010, 2009 and 2008.

     In 2010, 2009 and 2008, respectively, the Company paid AXA Distribution and its subsidiaries $647 million, $634 million and $754 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $428 million, $402 million and $321 million, respectively, for their applicable share of operating expenses in 2010, 2009 and 2008, pursuant to the Agreements for Services.

     In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Bermuda, an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,893 million equal to the market value of the insurance liabilities assumed by AXA Financial (Bermuda) Ltd. ("AXA Bermuda") and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda manages the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,386 resulting in a cost of reinsurance of $3,507 million. The cost of this arrangement was deferred and is being amortized over the life of the underlying annuity contracts. Amortization of the cost was $274 million and $318 million in 2010 and 2009, respectively.

     Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2010, 2009 and 2008 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $0 million, $1 million and $0 million, respectively.

     AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2010, 2009 and 2008 totaled approximately $9 million, $8 million and $6 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $1 million and $0 million, respectively.

     Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2010, 2009 and 2008 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $4 million, $5 million and $4 million, respectively. Premiums earned in 2010, 2009 and 2008 from MONY Life Insurance Company of America totaled approximately $0 million, $0 million and $1 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $0 million and $12 million respectively. Premiums earned in 2010, 2009 and 2008 from US Financial Life Insurance Company totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $10 million, $4 million and $8 million, respectively.

     Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $160 million, $152 million and $158 million in 2010, 2009 and 2008, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $51 million, $50 million and $63 million in 2010, 2009 and 2008, respectively. The net receivable related to these contracts was approximately $9 million and $6 million at December 31, 2010 and 2009, respectively.

     Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                 2010              2009               2008
                                                           -----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
        Investment advisory and services fees............   $       809        $       644       $       864
        Distribution revenues............................           339                277               378
        Other revenues - shareholder servicing fees......            93                 90                99
        Other revenues - other...........................             5                  7                 7
        Institutional research services..................             -                  1                 1

12)  EMPLOYEE BENEFIT PLANS

     The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering its qualifying employees (including certain qualified part-time employees), managers and financial professionals. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

     The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2010 due to the significant uncertainty and complexity of many aspects of the new law.

     Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

     For 2010, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $6 million and $196 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. The Company's (excluding AllianceBernstein) cash contributions during 2011 are estimated to be approximately $283 million. Alliance- Bernstein currently estimates that it will contribute $7 million to its pension plan during 2011.

     Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13 million, which was offset against existing deferred losses in AOCI. In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $4 million in fourth quarter 2008.

     Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Service cost......................................  $      37          $      38         $       42
       Interest cost.....................................        129                136                134
       Expected return on plan assets....................       (115)              (126)              (194)
       Curtailment gain..................................          -                  -                 (4)
       Net amortization..................................        125                 95                 43
       Plan amendments and additions.....................         13                  2                  -
                                                          ----------------   ----------------  -----------------
       Net Periodic Pension Expense......................  $     189          $     145         $       21
                                                          ================   ================  =================

     Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       Projected benefit obligation, beginning of year.....................   $    2,241        $     2,181
       Service cost........................................................           30                 30
       Interest cost.......................................................          129                136
       Actuarial (gains) losses............................................          171                 69
       Benefits paid.......................................................         (170)              (177)
       Plan amendments and additions.......................................           23                  2
                                                                             ----------------  -----------------
       Projected Benefit Obligation, End of Year...........................   $    2,424        $     2,241
                                                                             ================  =================

     The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                         DECEMBER 31,
                                                                               ----------------------------------
                                                                                    2010              2009
                                                                               ---------------   ----------------
                                                                                         (IN MILLIONS)
       Pension plan assets at fair value, beginning of year...................  $    1,406        $    1,460
       Actual return on plan assets...........................................         106               104
       Contributions..........................................................         202                32
       Benefits paid and fees.................................................        (185)             (190)
                                                                               ---------------   ----------------
       Pension plan assets at fair value, end of year.........................       1,529             1,406
       PBO....................................................................       2,424             2,241
                                                                               ---------------   ----------------
       Excess of PBO Over Pension Plan Assets.................................  $     (895)       $     (835)
                                                                               ===============   ================

     Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $895 million and $835 million at December 31, 2010 and 2009, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,424 million and $1,529 million, respectively, at December 31, 2010 and $2,241 million and $1,406 million, respectively, at December 31, 2009. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,391 million and $1,529 million, respectively, at December 31, 2010 and $2,206 million and $1,406 million, respectively, at December 31, 2009. The accumulated benefit obligation for all defined benefit pension plans were $2,391 million and $2,206 million at December 31, 2010 and 2009, respectively.

     The following table discloses the amounts included in AOCI at December 31, 2010 and 2009 that have not yet been recognized as components of net periodic pension cost:

                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                               2010                 2009
                                                                         ------------------   ------------------
                                                                                     (IN MILLIONS)
       Unrecognized net actuarial (gain) loss ........................... $      1,554         $     1,493
       Unrecognized prior service cost (credit)..........................            8                   7
                                                                         ------------------   ------------------
            Total ....................................................... $      1,562         $     1,500
                                                                         ==================   ==================

     The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $144 million and $1 million, respectively.

     The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2010 and 2009:

                                                                                       DECEMBER 31,
                                                                         ---------------------------------------
                                                                                  2010               2009
                                                                         ------------------   ------------------
                                                                                       (IN MILLIONS)
       Fixed maturities................................................           48.5%               45.3%
       Equity securities...............................................           37.0                37.0
       Equity real estate..............................................           11.8                11.6
       Cash and short-term investments.................................            2.7                 6.1
                                                                         ------------------   ------------------
          Total .......................................................          100.0%              100.0%
                                                                         ==================   ==================

     The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the respective Investment Committees established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

     In 2010, AXA Equitable qualified pension plans continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded equity futures contracts, and exchange-traded funds that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

     The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2010 and 2009, respectively.


                                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
       DECEMBER 31, 2010                     ---------------  ---------------  ---------------  ---------------
       ASSET CATEGORIES                                                 (IN MILLIONS)
       Fixed maturities:
         Corporate...........................  $        -       $      564       $        -       $     564
         US Treasury, government
           and agency........................           -              148                -             148
         States and political subdivisions...           -                9                -               9
         Foreign governments.................           -                -                -               -
         Commercial mortgage-backed..........           -                -                -               -
         Asset-backed........................           -                -                -               -
         Other structured debt...............           -                -                6               6
       Common and preferred equity...........         410                2                -             412
       Mutual funds..........................         115                -                -             115
       Hedge funds...........................           -                                 -               -
       Derivatives, net......................           1                6                -               7
       Private real estate investment funds..                            -               13              13
       Private investment trusts.............           -               51              163             214
       Commercial mortgages..................           -                -
       Cash and cash equivalents.............           6                2                -               8
       Short-term investments................           2               31                -              33
                                              ---------------  ---------------  ---------------  ---------------
         Total  .............................  $      534       $      813       $      182       $   1,529
                                              ===============  ===============  ===============  ===============

       December 31, 2009
       Asset Categories
       Fixed maturities:
         Corporate...........................  $        -       $      415       $        -       $      415
         US Treasury, government                        -
           and agency........................                          192                -              192
         States and political subdivisions...           -                9                -                9
         Foreign governments.................           -                -                -                -
         Commercial mortgage-backed..........           -                -                -                -
         Asset-backed........................           -                -                -                -
         Other structured debt...............           -                -                7                7
       Common and preferred equity...........         575                1                -              576
       Mutual funds..........................           5                -                -                5
       Hedge funds...........................           -                7                -                7
       Derivatives, net......................         (96)               -                -              (96)
       Private real estate investment funds..           -                -               12               12
       Private investment trusts.............           -               44              147              191
       Commercial mortgages..................           -                -                2                2
       Cash and cash equivalents.............          32                1                -               33
       Short-term investments................          29               24                -               53
                                              ---------------  ---------------  ---------------  ---------------
         Total...............................  $      545       $      693       $      168       $    1,406
                                              ===============  ===============  ===============  ===============

     At December 31, 2010, assets classified as Level 1, Level 2, and Level 3 comprise approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprised approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $163 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

     The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2010 and 2009, respectively.

                                                     PRIVATE REAL
                                                        ESTATE        PRIVATE
                                        FIXED         INVESTMENT     INVESTMENT    COMMERCIAL
                                     MATURITIES(1)       FUNDS         TRUSTS       MORTGAGES       TOTAL
                                     -------------   ------------    ----------    ----------     ----------
                                                                   (IN MILLIONS)
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
       Actual return on Plan assets:
          Relating to assets still
           held at December 31, 2010          (1)             1             16             -              16
          Relating to assets sold
           during 2010..............           -              -              -             -               -
       Purchases, sales, issues and
        settlements, net...........            -              -              -            (2)             (2)
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2010..........   $        6     $       13     $      163    $        -      $      182
                                      ==========     ==========     ==========    ==========      ==========

       Balance at
        January 1, 2009............   $        6     $       15     $      224    $        2      $      247
       Actual return on Plan
        assets:
          Relating to assets still
           held at December 31, 2009           1             (3)           (77)            -             (79)
       Purchases, sales, issues and
        settlements, net...........            -              -              -             -               -
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
                                      ==========     ==========     ==========    ==========      ==========

     (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

     The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2010 and 2009 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2010 and 2009.


                                                                                 2010              2009
                                                                             ------------      ------------
       Discount rates:
         Benefit obligation.............................................         5.25%             6.00%
         Periodic cost..................................................         6.00%             6.50%

       Rates of compensation increase:
         Benefit obligation and periodic cost...........................         6.00%             6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost)...................................         6.75%             6.75%

     The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

     Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $14 million, $16 million and $17 million for 2010, 2009 and 2008, respectively.

     The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2011, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2010 and include benefits attributable to estimated future employee service.


                                                            PENSION
                                                            BENEFITS
                                                        -----------------
                                                          (IN MILLIONS)
                                                        -----------------

       2011...........................................  $       190
       2012...........................................          199
       2013...........................................          198
       2014...........................................          197
       2015...........................................          195
       Years 2016-2020................................          943

     AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of

     AllianceBernstein totaling $216 million, $221 million and $133 million for 2010, 2009 and 2008, respectively. As further described in Note 13, the cost of the 2010 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

13)  SHARE-BASED AND OTHER COMPENSATION PROGRAMS

     AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

     In first quarter 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $199 million, $78 million and $34 million for share-based payment arrangements as further described herein.

     Performance Units. On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction of two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

     On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Management Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2010, the expense associated with the March 19, 2010 grant of performance units was approximately $8 million.

     On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4 million and equity settlements of the remainder with approximately 46,615 AXA ADRs for aggregate value of approximately $1 million. The AXA ordinary shares are subject to non-transferability restriction for two years. These AXA ADRs were sourced from settlement on May 10, 2009 of a forward purchase contract entered into on September 26, 2007 by which AXA Financial took delivery of 78,000 shares for payment of approximately $4 million.

     On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance-related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2010 and 2009, the Company recognized compensation expense of approximately $9 million and $5 million in respect of the March 20, 2009 grant of performance units.

     On June 16, 2008, AXA Financial entered into a total return swap and a forward purchase contract on the AXA ADR to limit its price exposure on awards expected to vest on April 1, 2010 under the terms of the AXA Performance Unit Plan 2008. Terms of the swap agreement require quarterly payments by AXA Financial of a LIBOR-based spread in exchange for a total return payment on the AXA ADR based on 773,000 notional shares. The forward purchase contract requires AXA Financial to take delivery of 220,000 AXA ADRs on April 10, 2010 for payment of $33.7329 per share, or approximately $7 million. The forward purchase obligation has been recognized by AXA Financial Group in its consolidated balance sheets at December 31, 2009 as a direct reduction of capital in excess of par value and does not require adjustment in future periods for changes in value.

     On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $19 million and equity settlements of the remainder with approximately 153,494 AXA ADRs for aggregate value of approximately $6 million. The AXA ADRs has a non-transferability restriction for two years which expired in 2010. These AXA ADRs were sourced from settlement on March 31, 2008 of a forward purchase contract entered into on March 19, 2007, by which AXA Financial took delivery of 167,500 shares for payment of approximately $7 million.

     For 2010, 2009 and 2008, the Company recognized compensation costs of $16 million, $5 million and $6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2010 and 2009 was $38 million and $18 million, respectively. Approximately 2,209,314 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing the grant of March 19, 2010 for which cumulative average 2010-2011 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2009.

     Option Plans. On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the

     AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2010, the expense associated with the March 19, 2010 grant of options was approximately $3 million.

     On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan") was established, under which various types of Holding unit-based awards may be granted to its employees and independent directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30 million. The 2010 Plan also permits AllianceBernstein to award an additional 30 million Holding units if they acquire the Holding units on the open market or through private purchases. During 2010, AllianceBernstein granted 25,910 options to buy Holding units and 12 million restricted Holding units, net of forfeitures, under the 2010 Plan. As a result, Holding unit-based awards (including options) in respect of 48 million Holding units are available for grant as of December 31, 2010.

     On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $23 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding units generally vest ratably over a five year period.

     The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

     A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2010 follows:

                                                                  Options Outstanding
                          -----------------------------------------------------------------------------------------------------
                                AXA Ordinary Shares                  AXA ADRs (3)             AllianceBernstein Holding Units
                          --------------------------------- -------------------------------- ----------------------------------
                                              Weighted                          Weighted                          Weighted
                              Number          Average           Number          Average          Number           Average
                           Outstanding        Exercise        Outstanding       Exercise      Outstanding         Exercise
                          (In Millions)        Price         (In Millions)       Price       (In Millions)         Price
                          --------------- ----------------- ---------------- --------------- ---------------  -----------------
Options outstanding at
   January 1, 2010.......          15.0    (Euro)     23.75            10.9   $       19.95          12.1      $       41.79
Options granted..........           2.3    (Euro)     14.98             -     $        -               .4      $       27.52
Options exercised........           -      (Euro)         -             (.6)  $       16.69           (.5)     $       17.05
Options forfeited, net...          (1.0)   (Euro)     26.80             (.3)  $       27.10          (1.0)     $       46.68
Options expired..........           -                                   -                             (.8)     $       51.39
                          ---------------                   ----------------                 ---------------
Options Outstanding at
   December 31, 2010.....          16.3    (Euro)     22.34            10.0   $       19.96          10.2      $       41.24
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.5                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............          6.47                                2.39                           6.9
                          ===============                   ================                 ===============
Options Exercisable at
   December 31, 2010.....           8.7    (Euro)     25.36            10.0   $       19.97           2.7      $       44.94
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.4                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............           5.17                                2.36                          4.7
                          ===============                   ================                 ===============

   (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2010 of the respective underlying shares over the strike prices of the option awards.
   (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
   (3) AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

     Cash proceeds received from employee and financial professional exercises of stock options in 2010 was $10 million. The intrinsic value related to employee and financial professional exercises of stock options during 2010, 2009 and 2008 were $3 million, $8 million and $44 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $3 million and $15 million, respectively, for the periods then ended. In 2010, 2009 and 2008, windfall tax benefits of approximately $1 million, $2 million and $10 million, respectively, resulted from employee and financial professional exercises of stock option awards.

     At December 31, 2010, AXA Financial held 883,832 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $26.86 per share, of which approximately 645,414 were designated to fund future exercises of outstanding stock options and approximately 238,418 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. During 2010, AXA Financial utilized approximately 496,907 AXA ADRs and AXA Ordinary Shares from treasury to fund exercises of employee stock options. Outstanding options to purchase AXA Ordinary Shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

     For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2010, 2009 and 2008, respectively.

                                               AXA Ordinary Shares             AllianceBernstein Holding Units
                                          -------------------------------  ----------------------------------------
                                            2010      2009       2008          2010         2009          2008
                                          ------- ------------ ----------  ------------ ------------ --------------
       Dividend yield...................   6.98%     10.69%      7.12%       7.2-8.2%    5.2 - 6.1%       5.4%

       Expected volatility..............   36.5%     57.5%       34.7%      46.2-46.6%  40.0 - 44.6%     29.3%

       Risk-free interest rates.........   2.66%     2.74%       4.19%       2.2-2.3%     1.6-2.1%        3.2%

       Expected life in years...........    6.4       5.5         6.0          6.0         6.0-6.5        6.0

       Weighted average fair value per
         option at grant date...........   $3.54     $2.57       $5.70        $6.18         $3.52        $10.85

     For 2010, 2009 and 2008, AXA Financial Group recognized compensation costs for employee and financial professional stock options of $16 million, $20 million, and $27 million, respectively. As of December 31, 2010, approximately $4 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

     Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

     In 2010, AllianceBernstein granted 13.1 million restricted Holding unit awards to employees. To fund these awards, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010.

     In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted Holding units with a grant date fair value of $19.20 per Holding unit. These Holding units vest ratably over a 5-year period and are subject to accelerated vesting.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $149 million, $45 million and $6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2010, approximately 22 million restricted shares and Holding units remain unvested. At December 31, 2010, approximately $419 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.5 years.


     The following table summarizes unvested restricted stock activity for 2010.

                                                                                                   WEIGHTED
                                                                                SHARES OF           AVERAGE
                                                                               RESTRICTED         GRANT DATE
                                                                                  STOCK           FAIR VALUE
                                                                             ----------------   ----------------
       Unvested as of January 1, 2010........................................     404,485        $      31.74
       Granted...............................................................      87,055        $      19.76
       Vested................................................................     (99,779)       $      28.24
       Forfeited.............................................................           -
                                                                             ----------------
       Unvested as of December 31, 2010......................................     391,761        $      29.97
                                                                             ================

     Restricted stock vested in 2010, 2009 and 2008 had aggregate vesting date fair values of approximately $2 million, $2 million and $3 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $6 million.

     Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In third quarter 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010, 2009 and 2008, respectively, approximately 103,569, 11,368 and 652,919 of these awards were exercised at an aggregate cash-settlement value of $357,961, $77,723 and $9 million. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559), $(474,610) and $(6) million for 2010, 2009 and 2008, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

     SARs. On March 19, 2010 and March 20, 2009, respectively, 24,101 and 129,722 Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 15.43 Euros and 10.00 Euros, respectively as of the date of exercise. At December 31, 2010, 384,330 SARs were outstanding, having weighted average remaining contractual term of 6.5 years. The accrued value of SARs at December 31, 2010 and 2009 was $236,114 and $1 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2010, 2009 and 2008, the Company recorded compensation expense for SARs of $(865,661), $731,835 and $(2) million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

     AXA Shareplan. In 2010, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2010. Similar to the AXA Shareplan programs previously offered in 2001 through 2009, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2010 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $14.60 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 16.71% formula discounted price of $15.20 per share on a leveraged basis with a guaranteed return of initial investment plus 70% of any appreciation in the undiscounted value of the total shares purchased. The Company recognized compensation expense of $17 million in 2010, $7 million in 2009 and $1 million in 2008 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2010, 2009 and 2008 primarily invested under

     Investment Option B for the purchase of approximately 8 million, 6 million and 7 million AXA ordinary shares, respectively.

     AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2010, 2009 and 2008, respectively, the Company recognized compensation expense of approximately $2 million, $2 million and $2 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

     Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000.

14)  NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET


     The following table breaks out Net investment income (loss) by asset category:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $   1,616          $   1,582         $    1,669
       Mortgage loans on real estate.....................        231                231                252
       Equity real estate................................         20                  6                 12
       Other equity investments..........................        111                (68)              (111)
       Policy loans......................................        234                238                251
       Short-term investments............................         11                 21                 31
       Derivative investments............................       (284)            (3,079)             7,302
       Broker-dealer related receivables.................         12                 15                 65
       Trading securities................................         49                137               (344)
       Other investment income...........................         36                 14                 28
                                                          ----------------   ----------------  -----------------

         Gross investment income (loss)..................      2,036               (903)             9,155

       Investment expenses...............................        (56)               (73)               (65)
       Interest expense..................................         (4)                (4)               (36)
                                                          ----------------   ----------------  -----------------

       Net Investment Income (Loss)......................  $   1,976          $    (980)        $    9,054
                                                          ================   ================  =================

     For 2010, 2009 and 2008, respectively, Net investment income (loss) from derivatives included $(968) million, $(1,769) million and $6,623 million of realized gains (losses) on contracts closed during those periods and $684 million, $(1,310) million and $679 million of unrealized gains (losses) on derivative positions at each respective year end.

     Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $     (200)        $       (2)       $      (367)
       Mortgage loans on real estate.....................         (18)                 -                  2
       Equity real estate................................           -                  -                 (2)
       Other equity investments..........................          34                 53                 12
       Other(1)  ........................................           -                  3                 16
                                                          ----------------   ----------------  -----------------
       Investment Gains (Losses), Net....................  $     (184)        $       54        $      (339)
                                                          ================   ================  =================

    (1) In 2008, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $10 million for 2008. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2010 and 2009, no gain or loss was recorded on these transactions.

     There were no writedowns of mortgage loans on real estate and of equity real estate in 2010, 2009 and 2008.

     For 2010, 2009 and 2008, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $840 million, $2,901 million and $324 million. Gross gains of $28 million, $320 million and $3 million and gross losses of $16 million, $128 million and $95 million were realized on these sales in 2010, 2009 and 2008, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2010, 2009 and 2008 amounted to $903 million, $2,353 million and $(2,526)
     million, respectively.

     For 2010, 2009 and 2008, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $31 million, $40 million and $48 million.

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

     The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Balance, attributable to AXA Equitable,
         beginning of year............................... $      (68)        $   (1,271)       $       104
       Changes in unrealized investment gains
         (losses) on investments.........................        835              2,494             (2,609)
       Impact of unrealized investment gains (losses)
         attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................        (68)                58               (164)
           DAC...........................................       (110)              (578)               582
           Deferred income tax (expense) benefit.........       (217)              (705)               746
                                                          ----------------   ----------------  -----------------
       Total    .........................................        372                 (2)            (1,341)
       Less: Changes in unrealized investment (gains)
         losses attributable to noncontrolling interest..          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities.............................. $      875         $       33        $    (2,450)
           Other equity investments......................          2                  9                 (2)
                                                          ----------------   ----------------  -----------------
             Total.......................................        877                 42             (2,452)
         Impact of unrealized investment gains (losses)
           attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................       (139)               (71)              (129)
           DAC...........................................       (133)               (23)               555
           Deferred income tax (expense) benefit ........       (218)                (1)               704
                                                          ----------------   ----------------  -----------------
       Total.............................................        387                (53)            (1,322)
       Less: (Income) loss attributable to
         noncontrolling interest.........................         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

15)  INCOME TAXES

     A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Income tax (expense) benefit:
         Current (expense) benefit.......................  $      (34)        $       81        $       320
         Deferred (expense) benefit......................        (673)             1,191             (2,011)
                                                          ----------------   ----------------  -----------------
       Total.............................................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Expected income tax (expense) benefit ............  $   (1,055)        $    1,078        $    (1,885)
       Noncontrolling interest...........................          66                105                132
       Separate Accounts investment activity.............          53                 72                 67
       Non-taxable investment income (loss) .............          15                 27                (26)
       Adjustment of tax audit reserves..................         (13)                 7                (10)
       State income taxes................................          (5)               (12)               (21)
       AllianceBernstein Federal and foreign taxes.......          (3)                (6)                53
       Tax settlement....................................          99                  -                  -
       ACMC conversion...................................         135                  -                  -
       Other     ........................................           1                  1                 (1)
                                                          ----------------   ----------------  -----------------
       Income tax (expense) benefit......................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the Internal Revenue Service ("IRS") of issues for the 1997-2003 tax years.

     Due to the conversion of ACMC, Inc. from a corporation to a limited liability company in 2010, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

     On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. The Treasury 2010-2011 Priority Guidance Plan includes an item for guidance with respect to the calculation of the Separate Account dividend received deduction. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination or reduction of the Separate Account DRD tax benefit that the Company receives.

     The components of the net deferred income taxes are as follows:

                                                        DECEMBER 31, 2010                 December 31, 2009
                                                 --------------------------------  --------------------------------
                                                     ASSETS        LIABILITIES         Assets        Liabilities
                                                 ---------------  ---------------  ---------------  ---------------
                                                                           (IN MILLIONS)
       Compensation and related benefits.......   $      229       $        -       $      438       $       -
       Reserves and reinsurance................            -              977                -             879
       DAC.....................................            -            2,610                -           2,307
       Unrealized investment gains or losses...                           259               40               -
       Investments.............................            -              800                -             585
       Alternative minimum tax credits.........          241                -                -               -
       Other...................................          108                -               67               -
                                                 ---------------  ---------------  ---------------  ---------------
       Total...................................   $      578       $    4,646       $      545       $   3,771
                                                 ===============  ===============  ===============  ===============

     The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2010, $206 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $74 million would need to be provided if such earnings were remitted.

     At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature. At December 31, 2009, the total amount of unrecognized tax benefits was $658 million, of which $483 million would affect the effective rate and $175 million was temporary in nature.

     The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2010 and 2009 were $91 million and $81 million, respectively. For 2010, 2009 and 2008, respectively, there were $10 million, $4 million and $9 million in interest expense related to unrecognized tax benefits.

     A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                 2010              2009              2008
                                                            -------------     -------------     -------------
                                                                                (IN MILLIONS)
       Balance at January 1.............................    $         577     $         477     $         376
       Additions for tax positions of prior years.......              168               155                97
       Reductions for tax positions of prior years......             (266)              (50)               (5)
       Additions for tax positions of current year......                1                 1                 1
       Reductions for tax positions of current year.....                -                 -                 -
       Settlements with tax authorities.................              (46)               (6)                8
                                                            -------------     -------------     -------------
       Balance, December 31.............................    $         434     $         577     $         477
                                                            =============     =============     =============

     IRS examinations of the AXA Equitable Federal income tax returns for 2004 and 2005 are expected to be completed during 2011. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months due to the completion of the AXA Equitable 2004 and 2005 examinations and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)  DISCONTINUED OPERATIONS

     The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2010 and 2009. The following tables reconcile the Earnings (loss) from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings (loss) for the years ended December 31, 2009 and 2008:

                                                                       2010          2009           2008
                                                                    ------------  ------------  -------------
                                                                                 (IN MILLIONS)
       EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities...........................................  $     -       $    (9)      $   (28)
       Real estate held-for-sale...................................        -            12            23
                                                                    ------------  ------------  -------------
       Total  .....................................................  $     -       $     3       $    (5)
                                                                    ============  ============  =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale...................................  $     -       $     -       $     6
                                                                    ------------  ------------  -------------
       Total.......................................................  $     -       $     -       $     6
                                                                    ============  ============  =============

     During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $124 million. Proceeds on the sale that were received by Wind-up Annuities' were $320 million. In connection with the sale, Wind-up Annuities acquired a $150 million mortgage from the affiliate on the property sold and a $50 million interest in another equity real estate property from continuing operations.

     Disposal of Businesses
     ----------------------

     In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $662 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. Proceeds received in 2008 on the disposition of the AXA Enterprise Funds totaled $3 million.

17)  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Unrealized gains (losses) on investments.......... $      387         $        9        $    (1,322)
       Defined benefit pensions plans....................     (1,008)              (968)              (965)
       Impact of implementing new accounting guidance,
         net of taxes....................................          -                (62)                 -
                                                          ----------------   ----------------  -----------------
       Total accumulated other comprehensive
         income (loss)...................................       (621)            (1,021)            (2,287)
       Less: Accumulated other comprehensive (income) loss
         attributable to noncontrolling interest.........         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Accumulated Other Comprehensive Income (Loss)      $     (629)        $   (1,036)       $    (2,236)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================

     The components of OCI for the past three years follow:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net unrealized gains (losses) on investments:
         Net unrealized gains (losses) arising during
           the year...................................... $      646         $    2,558        $    (2,972)
         (Gains) losses reclassified into net
           earnings (loss) during the year...............        189                 (2)               363
                                                          ----------------   ----------------  -----------------
       Net unrealized gains (losses) on investments......        835              2,556             (2,609)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes.................       (395)            (1,225)             1,164
                                                          ----------------   ----------------  -----------------
       Change in unrealized gains (losses), net of               440              1,331             (1,445)
           adjustments...................................
       Change in defined benefits pension plans..........        (40)                (3)              (593)
                                                          ----------------   ----------------  -----------------
       Total other comprehensive income (loss),                  400              1,328             (2,038)
         net of income taxes.............................
       Less: Other comprehensive (income) loss
         attributable to noncontrolling interest.........          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Other Comprehensive Income (Loss)                  $      407         $    1,262        $    (1,968)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================


18)  COMMITMENTS AND CONTINGENT LIABILITIES

     Debt Maturities
     ---------------

     At December 31, 2010, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2011, 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

     Leases
     ------

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2011 and the four successive years are $212 million, $218 million, $225 million, $219 million, $211 million and $1,827 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for

     2011 and the four successive years is $9 million, $13 million, $14 million, $14 million, $14 million and $57 million thereafter.

     Restructuring
     -------------

     As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                                2010               2009              2008
                                                          -----------------  ----------------- ------------------
                                                                              (IN MILLIONS)
       Balance, beginning of year........................  $       20        $       60         $       31
       Additions  .......................................          90                79                 68
       Cash payments ....................................         (94)             (112)               (34)
       Other reductions..................................          (5)               (7)                (5)
                                                          -----------------  ----------------- ------------------
       Balance, End of Year .............................  $       11        $       20         $       60
                                                          =================  ================= ==================

     During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with their workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

     Guarantees and Other Commitments
     --------------------------------

     The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2010, these arrangements include commitments by the Company to provide equity financing of $497 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

     AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

     The Company had $59 million of undrawn letters of credit related to reinsurance at December 31, 2010. AXA Equitable had $178 million of commitments under existing mortgage loan agreements at December 31, 2010.

     The Insurance Group has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

     AXA Equitable, U.S. Financial Life Insurance Company ("USFL") and MLOA receive statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent AXA Bermuda holds assets in an irrevocable trust ($5,462 million) and/or letters of credit ($2,135 million). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact our liquidity.

     In addition, AXA Bermuda utilizes derivative instruments as well as repurchase agreement transactions that are collectively managed in an effort to reduce the economic impact of unfavorable changes to GMDB and GMIB reserves. The use of such instruments are accompanied by agreements which specify the circumstances under which the parties are required to pledge collateral related to the decline in the estimated fair value of specified instruments. Moreover, under the terms of a majority of the transactions, payments to counterparties related to the change in fair value of the instruments may be required. The amount of collateral pledged and the amount of payments required to be made pursuant to such transactions may increase under certain circumstances, which could adversely impact AXA Bermuda's liquidity.

     In February 2002, AllianceBernstein signed a $125 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations.

     In December 2010, AllianceBernstein executed a guarantee in connection with the $1,000 million 2010 AB Credit Facility. If SCB LLC is unable to meet its obligations, AllianceBernstein will pay the obligations when due or on demand.

     During 2010, AllianceBernstein executed three additional agreements with commercial banks, under which AllianceBernstein guaranteed $503 million of obligations in the ordinary course of business of SCBL. In the event SCBL is unable to meet its obligations, AllianceBernstein will pay the obligations when due.

     During 2010, AllianceBernstein was not required to perform under these agreements and at December 31, 2010 had no liability outstanding in connection with these agreements.

19)  LITIGATION

     INSURANCE LITIGATION

     A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In December 2010, the Court granted preliminary approval of a settlement between the parties and notices were sent to the class members.

     ALLIANCEBERNSTEIN LITIGATION

     Market Timing-Related Matters
     -----------------------------

     In October 2003, a purported class action complaint entitled Hindo, et al.
     v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AB Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

     Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

     On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement was documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which AllianceBernstein previously expensed and disclosed, has been disbursed. The derivative claims brought on behalf of AB Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                      ___________________________________

     Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

     In addition to the matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $380 million during 2011. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2010, 2009 and 2008, the Insurance Group's statutory net income (loss) totaled $(510) million, $1,783 million and $(1,075) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,232 million and $3,838 million at December 31, 2010 and 2009, respectively. In 2010, AXA Equitable paid $300 million in shareholder dividends; no dividends were paid in 2009 and 2008.

     At December 31, 2010, AXA Equitable, in accordance with various government and state regulations, had $89 million of securities on deposit with such government or state agencies.

     In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2011 will approximate $71 million.

     At December 31, 2010 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2010.

     Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;
     (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

     The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings (loss) and equity on a U.S. GAAP basis.

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net change in statutory surplus and
         capital stock................................... $      685         $      (39)       $    (3,414)
       Change in AVR.....................................       (291)               289               (809)
                                                          ----------------   ----------------  -----------------
       Net change in statutory surplus, capital stock
         and AVR.........................................        394                250             (4,223)
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................        (61)            (5,995)                 3
         DAC.............................................        747                860             (2,090)
         Deferred income taxes...........................     (1,006)             1,167             (4,116)
         Valuation of investments........................        145               (659)             3,695
         Valuation of investment subsidiary..............        366               (579)             5,046
         Change in fair value of
           reinsurance contracts.........................      2,350             (2,566)             1,567
         Pension adjustment..............................         56                 17              1,390
         Premiums and benefits ceded to AXA Bermuda......     (1,099)             5,541              2,847
         Issuance of surplus notes.......................          -                  -             (1,000)
         Shareholder dividends paid......................        300                  -                  -
         Changes in non-admitted assets..................        (64)                29                137
         Other, net......................................        (55)               (33)               (13)
         U.S. GAAP adjustments for Wind-up Annuities ....          -               (195)               (17)
                                                          ----------------   ----------------  -----------------
       U.S. GAAP Net Earnings (Loss)
          Attributable to AXA Equitable.................. $    2,073         $   (2,163)       $     3,226
                                                          ================   ================  =================

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
       Statutory surplus and capital stock............... $    3,801         $    3,116        $     3,155
       AVR...............................................        431                722                433
                                                          ----------------   ----------------  ------------------
       Statutory surplus, capital stock and AVR..........      4,232              3,838              3,588
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................     (2,015)            (1,464)            (1,487)
         DAC.............................................      8,383              7,745              7,482
         Deferred income taxes...........................     (4,775)            (3,705)            (4,585)
         Valuation of investments........................      1,658                673             (2,312)
         Valuation of investment subsidiary..............       (657)            (1,019)               588
         Fair value of reinsurance contracts.............      4,606              2,256              4,822
         Deferred cost of insurance ceded
           to AXA Bermuda................................      2,904              3,178              3,496
         Non-admitted assets.............................        761              1,036              1,144
         Issuance of surplus notes.......................     (1,525)            (1,525)            (1,525)
         Other, net......................................       (521)              (152)               140
         U.S. GAAP adjustments for Wind-up Annuities.....          -                  -                 12
                                                          ----------------   ----------------  ------------------
       U.S. GAAP Total Equity
           Attributable to AXA Equitable................. $   13,051         $   10,861        $    11,363
                                                          ================   ================  ==================

21)  BUSINESS SEGMENT INFORMATION

     The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
     (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance........................................   $     8,511        $       336       $    15,075
       Investment Management (1)........................         2,959              2,942             3,543
       Consolidation/elimination........................           (29)               (36)              (76)
                                                          -----------------  ----------------  -----------------
       Total Revenues...................................   $    11,441        $     3,242       $    18,542
                                                          =================  ================  =================

         (1) Intersegment investment advisory and other fees of approximately $62 million, $56 million and $93 million for 2010, 2009 and 2008, respectively, are included in total revenues of the Investment Management segment.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS, BEFORE INCOME TAXES:
       Insurance........................................   $     2,613       $    (3,666)       $     4,454
       Investment Management (2)........................           400               589                932
       Consolidation/elimination........................             2                (2)                 -
                                                          -----------------  ----------------  -----------------
       Total Earnings (Loss) from Continuing Operations,
          before Income Taxes...........................   $     3,015       $    (3,079)       $     5,386
                                                          =================  ================  =================

         (2)   Net of interest expenses incurred on securities borrowed.

                                                                                  DECEMBER 31,
                                                                  ----------------------------------------------
                                                                          2010                    2009
                                                                  ---------------------   ----------------------
                                                                                 (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance........................................           $    152,032             $    139,151
       Investment Management............................                 11,136                   10,771
       Consolidation/elimination........................                    (12)                     (18)
                                                                  ---------------------   ----------------------
       Total Assets.....................................           $    163,156             $    149,904
                                                                  =====================   ======================

     In accordance with SEC regulations, securities with a fair value of $1,085 million and $948 million have been segregated in a special reserve bank custody account at December 31, 2010 and 2009, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 2010 and 2009 are summarized below:

                                                                  THREE MONTHS ENDED
                                      ---------------------------------------------------------------------------
                                         MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                      ----------------  -----------------  ------------------  ------------------
                                                                     (IN MILLIONS)
       2010
       ----
       Total Revenues...............  $     2,133       $      5,387       $     5,115         $     (1,194)
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       Earnings (Loss) Net,
         Attributable
         to AXA Equitable...........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       2009
       ----
       Total Revenues...............  $     1,320       $     (1,034)      $     1,685         $      1,271
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $      (316)      $     (1,347)      $      (141)        $       (362)
                                      ================  =================  ==================  ==================

       Net Earnings (Loss)
         Attributable
         to AXA Equitable...........  $      (310)      $     (1,344)      $      (145)        $       (364)
                                      ================  =================  ==================  ==================

AXA Equitable Life Insurance Company
SUPPLEMENT DATED MAY 1, 2011 TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES FOR:

o EQUI-VEST(R) (Series 201)                  o EQUI-VEST(R) Strategies(SM) (Series 901)
o EQUI-VEST(R) Strategies(SM) (Series 900)


--------------------------------------------------------------------------------


This Supplement concerns a new investment option under our EQUI-VEST(R) Series 201, EQUI-VEST(R) Strategies(SM) (Series 900) and EQUI-VEST(R) Strategies(SM) (Series 901) contracts. The new investment option is our Structured Investment Option. Any amount that you decide to invest in the Structured Investment Option would be invested in one of the "Segments" of the Structured Investment Option, each of which has a limited duration (a "Segment Duration"). The Structured Investment Option may not currently be available under your contract or in your state.

The purpose of this Supplement is solely to add to your current Prospectuses (collectively, the "EQUI-VEST(R) Prospectus") a very limited amount of information about the Structured Investment Option. Much more complete information about the Structured Investment Option is contained in a separate Structured Investment Option prospectus dated May 1, 2011. All of the information in the EQUI-VEST(R) Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to the EQUI-VEST(R) Prospectus) or in the Structured Investment Option Prospectus.

Accordingly, you should read this Supplement in conjunction with your EQUI-VEST(R) Prospectus (and any other supplements thereto) and the Structured Investment Option Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your EQUI-VEST(R) Prospectus.


CHARGES FOR THE STRUCTURED INVESTMENT OPTION

If you allocate any of your account value to the Structured Investment Option, a charge or deduction could result. To reflect these, the following item is added to the chart entitled "Charges we periodically deduct from your account value" under "Fee table" in your EQUI-VEST(R) Prospectus:



---------------------------------------------------------------------------------------------------------------
                     ADJUSTMENTS FOR EARLY SURRENDER OR OTHER DISTRIBUTION FROM A SEGMENT
---------------------------------------------------------------------------------------------------------------
 WHEN CALCULATION IS MADE                                                  MAXIMUM AMOUNT THAT MAY BE LOST(1)
---------------------------------------------------------------------------------------------------------------
Segment Interim Value is applied on surrender or other distribution (including loans and        90% of Segment
charges) from a Segment prior to its Segment Maturity Date                                       Investment
---------------------------------------------------------------------------------------------------------------



Notes:

(1) The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in detail under "Appendix I" in your Structured Investment Option prospectus. The maximum loss would occur if there is a total distribution for a Segment with a -10% buffer at a time when the Index price has declined to zero. If you surrender or cancel your variable annuity contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate.


This fee table applies specifically to the Structured Investment Option and should be read in conjunction with the fee table in your EQUI-VEST(R) contract prospectus.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any account value to the Structured Investment Option, our procedures for allocating contract fees and charges among the investment options you are using is significantly different than in the absence of the Structured Investment Option. Accordingly, the following paragraphs are added to the "Charges and expenses" section.


SEPARATE ACCOUNT ANNUAL EXPENSES

Under the provisions of your EQUI-VEST(R) contract, we deduct a daily charge(s) from the net assets in each variable investment option and Segment Holding Account to compensate us for mortality and expense risks and other expenses. The Segment Holding Account is part of the EQ/Money Market variable investment option available under your EQUI-VEST(R) contract.

For amounts held in the Segment Holding Account, we may waive this charge(s) under certain conditions on a non-guaranteed basis. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this charge(s), then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this charge(s) entirely for that day, although your account value would be reduced by the negative performance of the



IM-11-04 (2/11)                                                         x03421
EV 201, 900 and 901 NB/IF                                          Cat #146267

EQ/Money Market variable investment option itself. This waiver applies only to amounts held in the Segment Holding Account portion of the EQ/Money Market variable investment option and is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. We reserve the right to change or cancel this provision at any time. For more information, please see "Charges and Expenses" in your EQUI-VEST(R) variable annuity prospectus.

ANNUAL ADMINISTRATIVE CHARGE

For EQUI-VEST(R) (Series 201) and EQUI-VEST Strategies(SM) (Series 901), the annual administrative charge will be deducted from the account value in the variable investment options and the guaranteed interest option on a pro rata basis on the last business day of each contract year. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any remaining portion of the charge or the total amount of the charge, as applicable, will be deducted from the account for special dollar cost averaging. If there are insufficient funds the charge will then be deducted from the Segment Holding Account, and then pro rata from the Segments.


For EQUI-VEST(R) Strategies(SM) (Series 900), the annual administrative charge will be deducted from the account value in the variable investment options and the guaranteed interest option on a pro rata basis on the last business day of each contract year. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any remaining portion of the charge or the total amount of the charge, as applicable, will be deducted from the fixed maturity options. If there are insufficient funds the charge will then be deducted from the Segment Holding Account, then pro rata from the Segments.


ENHANCED DEATH BENEFIT CHARGE
(FOR EQUI-VEST(R) STRATEGIES SERIES 900 AND 901 CONTRACTS)

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options for EQUI-VEST(R) Strategies(SM) Series 900 or from the account for special dollar cost averaging for EQUI-VEST(R) Strategies(SM) Series 901, to the extent you have value in those investment options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment. If those amounts are insufficient, we will make up the required amounts from the Segment Holding Account and then pro rata from the Segments.

If your account value is insufficient to pay this charge, your certificate will terminate without value and you will lose any applicable guaranteed benefits.

























  EQUI-VEST(R) IS ISSUED BY AND IS A REGISTERED SERVICE MARK OF AXA EQUITABLE
                    LIFE INSURANCE COMPANY (AXA EQUITABLE).
     EQUI-VEST(R) STRATEGIES(SM) IS ISSUED BY AND IS A SERVICE MARK OF AXA
                                   EQUITABLE.
     DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN CONTRACTS
               CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.
   COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.

                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                  The financial statements of AXA Equitable Life Insurance Company and Separate Account A are included in the Statements of Additional Information.

         (b)      Exhibits.

                  The following exhibits correspond to those required by paragraph (b) of Item 24 as to exhibits in Form N-4:

         1.       (a)      Resolutions of the Board of Directors of The
                           Equitable Life Assurance Society of the United States
                           ("Equitable") authorizing the establishment of the Registrant, previously filed with Registration
                           Statement No. 2-30070 on October 27, 1987, refiled electronically on July 10, 1998, and incorporated herein by reference.

                  (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with Registration Statement No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

         2.       Not applicable.

         3.       (a)      Sales Agreement among Equitable, Separate Account
                           A and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with Registration Statement No.
                           2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                  (b) Sales Agreement, dated as of July 22, 1992, among Equitable, Separate Account A and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with Registration Statement No. 2-30070 on April 26, 1993, refiled electronically on July 10, 1998, and incorporated herein by reference.

                  (c) Distribution and Servicing Agreement among Equico Securities, Inc. (now AXA Advisors LLC), Equitable and Equitable Variable Life Insurance Company, dated as of May 1, 1994, previously filed with Registration Statement No. 2-30070 on February 14, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                  (d) Distribution Agreement dated as of January 1, 1995 by and between The Hudson River Trust and Equico Securities, Inc. (now AXA Advisors LLC), previously filed with Registration Statement No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                  (e) Sales Agreement, dated as of January 1, 1995, by and among Equico Securities, Inc. (now AXA Advisors LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed with Registration Statement No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                  (f) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, previously filed with Registration Statement File No. 2-30070 on April 25, 2001, and incorporated herein by reference.

                  (g) Distribution Agreement for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with Registration Statement File No. 2-30070 on April 25, 2001, and incorporated herein by reference.

                  (h) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                  (i) First Amendment to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                  (j) Second Amendment to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                  (k)(i) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States (now AXA Equitable Life Insurance Company ) for itself and as depositor on behalf of certain Separate Accounts, and Equitable Distributors, Inc. (now AXA Distributors, LLC), incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4 (File No. 333-05593), filed on May 1, 1998.

                  (k)(ii) Form of First Amendment (dated January 1, 2001) to Distribution Agreement dated January 1, 1998, previously filed with Registration Statement No. 2-30070 on December 30, 2004, and incorporated herein by reference.

                  (l) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                  (m) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.( j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                  (n) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                  (o) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                  (p) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to to Exhibit 3. (p) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                  (q) Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

                  (r) Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                  (s) Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

         4.       (a)      Form of Flexible Premium Deferred Annuity
                           Certificate (Policy Form 2004EDCCERT-B) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (b) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Policy Form 2004TSACERT-B) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (c) Form of Group Flexible Premium Combination Fixed and Variable Deferred Variable Annuity Contract (Policy Form 2004TSAGAC) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (d) Form of Group Flexible Premium Deferred Variable Annuity Contract (Policy Form 2004EDCGAC) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (e) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Policy Form 2004TSACERT-A) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (f) Form of Flexible Premium Deferred Variable Annuity Certificate (Policy Form 2004EDCCERT-A) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (g) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Certificate (Form No. 2008TSA901-A), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                  (h) Form of Group Flexible Premium Combination Fixed and Variable Deferred Annuity Contract (Form No. 2008TSAGAC901), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                  (i) Form of Endorsement Applicable to Guaranteed Interest Special Dollar Cost Averaging (Form No. 2008SDCA-EV-901), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                  (j) Form of Endorsement Applicable to the Structured Investment Option (Form 2011SIO901-ENGAC) filed herewith.

                  (k) Form of Endorsement Applicable to the Structured Investment Option (Form 2011SIO901A) filed herewith.

                  (l) Form of Endorsement Applicable to the Structured Investment Option (Form 2011SIO901B) filed herewith.

         5.       (a)      Form of TSA 403(b) Group Annuity Contract
                           Application (Policy Form 2004/403(b)) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (b) Form of EDC (457) Group Annuity Contract Application (Policy Form 2004/457) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (c) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2004 EDC STRAT) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (d) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (Policy Form 2004 TSA STRAT) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (e) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2004 EDC STRAT ST VAR) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (f) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (2004 TSA STRAT ST VAR) previously filed as an exhibit to this Registration Statement on January 12, 2006, and incorporated herein by reference.

                  (g) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (Form No. 2008 TSA STRAT), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                  (h) Form of TSA 403(b) Group Annuity Contract Application for EQUI-VEST Strategies (Series 901)(Policy Form 2008/403(b)), previously filed with this Registration Statement (File No. 333-130988) on April 20, 2009.

                  (i) Form of EQUI-VEST Strategies 457(b) EDC Enrollment Form (Policy Form 2008 EDC STRAT (06-10)) filed herewith.

                  (j) Form of EQUI-VEST Strategies 403(b) TSA Enrollment Form (Policy Form 2008 TSA STRAT (06-10)) filed herewith.

                  (k) Form of EQUI-VEST Strategies 401(a) Enrollment Form (Policy Form 2009 401(a) STRAT (06-10)) filed herewith.

         6.       (a)      Restated Charter of AXA Equitable, as amended
                           December 6, 2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

                  (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7. Form of Reinsurance Agreement between The Equitable Life Assurance Society of the United States and Reinsurance Company previously filed with Registration Statement on Form N-4 (File No. 2-30070) on April 25, 2001.

         8.       (a)      Form of Participation Agreement among EQ Advisors
                           Trust, Equitable, AXA Distributors LLC and AXA
                           Advisors, LLC, incorporated herein by reference to
                           Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No.
                           27 to Registration Statement on Form N-1A to the
                           Registration Statement of EQ Advisors Trust on Form
                           N-1A (File Nos. 333-17217 and 811-07953), filed on
                           January 15, 2004.

                  (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC., and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 2-30070) filed on December 5, 2001.

                  (c) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on Behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (d) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (e) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation, and The Equitable Life Assurance Society of the United States, dated May 1, 2003, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (f) Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust, Franklin/ Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (g) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (h) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (i) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (j)(i) Participation Agreement among MONY Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, dated December 1, 2001, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (j)(ii) Form of Third Amendment to the Participation Agreement, (the "Agreement") dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement incorporated by reference to the Registration Statement on Form N-4
                           (File No. 333-160951) filed on November 16, 2009.

                  (k) Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and AXA Equitable Life Insurance Company (File No. 333-130988), dated July 22, 2005 previously filed as an exhibit to this Registration Statement (File No. 333-130988), filed on April 19, 2010.

                  (k)(i) Amendment No. 1 to Participation Agreement, dated April 1, 2010 (File No. 333-130988) previously filed as an exhibit to this Registration Statement (File No. 333-130988), filed on April 19, 2010.

                  (l) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                  (m) Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

         9.       (a)      Opinion and Consent of Dodie Kent, Esq.
                           Vice-President and Associate General Counsel of AXA
                           Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 24, 2007.

                  (b) Opinion and Consent of Dodie Kent, Esq. Vice-President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 21, 2008.

                  (c) Opinion and Consent of Dodie Kent, Esq. Vice-President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 20, 2009.

                  (d) Opinion and Consent of Dodie Kent, Esq. Vice-President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-130988, on April 19, 2010.

                  (e) Opinion and Consent of Dodie Kent, Vice-President and Associate General Counsel of AXA Equitable Life Insurance Company as to the legality of the securities being registered, filed herewith.

         10.      (a)      Notice concerning regulatory relief, previously
                           filed with Registration Statement on Form N-4 (File
                           No. 2-30070) on May 27, 1992, refiled electronically on July 10, 1998 and incorporated herein by reference.

                  (b)      Consent of PricewaterhouseCoopers LLP.

                  (c)      Powers of Attorney, filed herewith.

         11.      Not applicable.

         12.      Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                         AXA EQUITABLE
-----------------                        --------------------------

DIRECTORS

Henri de Castries                        Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                            Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                           Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                            Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                      Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                 Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                         Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311

Peter S. Kraus                           Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                          Director
SSA & Company
315 East Hopkins
Avenue
Aspen, CO 81611

Joseph H. Moglia                         Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                         Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                            Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                           Director
1 Briarwood Lane
Denville, NJ 07834

Richard C. Vaughan                       Director
764 Lynnmore Lane
Naples, FL 34108-7522


OFFICER-DIRECTOR

*Mark Pearson                            Director, Chairman of the Board and
                                         Chief Executive Officer

OTHER OFFICERS

*Andrew J. McMahon                       President

*Harvey Blitz                            Senior Vice President

*Kevin R. Byrne                          Executive Vice President, Chief
                                         Investment Officer and Treasurer

*Alvin H. Fenichel                       Senior Vice President and Chief
                                         Accounting Officer

*Salvatore Piazzolla                     Senior Executive Vice President

*Mary Fernald                            Senior Vice President and Chief
                                         Underwriting Officer

*David Kam                               Senior Vice President and Actuary

*Richard S. Dziadzio                     Senior Executive Vice President and
                                         Chief Financial Officer

*Andrew Raftis                           Senior Vice President and Auditor

*Kevin E. Murray                         Executive Vice President

*Anne M. Katcher                         Senior Vice President and Senior
                                         Actuary

*Anthony F. Recine                       Senior Vice President, Chief Compliance
                                         Officer and Deputy General Counsel

*Karen Field Hazin                       Vice President, Secretary and Associate
                                         General Counsel

*Dave S. Hattem                          Senior Vice President and General
                                         Counsel

*Richard V. Silver                       Senior Executive Vice President, Chief
                                         Administrative Officer and Chief Legal
                                         Officer

*Michel Perrin                           Senior Vice President and Actuary

*Naomi J. Weinstein                      Vice President

*Charles A. Marino                       Executive Vice President and Chief
                                         Actuary

*Nicholas B. Lane                        Senior Executive Vice President and
                                         President, Retirement Savings

*David W. O'Leary                        Executive Vice President

*Robert O. Wright, Jr.                   Executive Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                  Separate Account A of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

                  AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                  (a) The AXA Group Organizational Charts January 1st 2010 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4 filed July 26, 2010.

                  (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q1-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement File No. 2-30070 on Form N-4 filed April 25, 2011.

Item 27. Number of Contractowners

         As of February 28, 2011, there were 39,883 Qualified Contract Owners and 0 Non-Qualified Contract Owners of the EQUI-VEST Strategies contracts offered under this Registration Statement.

Item 28. Indemnification

         (a)      Indemnification of Directors and Officers

                  The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

                  7.4      Indemnification of Directors, Officers and Employees.

                           (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                                 (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testor or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                                 (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testor or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                                 (iii) the related expenses of any such person
                                       in any of said categories may be advanced by the Company.

                           (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.
                                 1216)

         The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U. S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)      Indemnification of Principal Underwriters

                  To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, Inc. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, Inc. and AXA Advisors, LLC.

         (c)      Undertaking

                  Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

                  (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301 and I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC. is 1290 Avenue of the Americas, NY,NY 10104.

                  (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                         (AXA ADVISORS LLC)
-----------------                        --------------------------------------

*Andrew J. McMahon                       Director, Chairman of the Board and
                                         Chief Financial Protection & Wealth
                                         Management Officer

*Harvey E. Blitz                         Director and Senior Vice President

*Christine Nigro                         President and Director

*Richard S. Dziadzio                     Director

*Manish Agarwal                          Director

*Nicholas B. Lane                        Director and Chief Retirement Services
                                         Officer

*Robert O. Wright, Jr.                   Director, Vice Chairman of the Board
                                         and Chief Sales Officer

*Frank Massa                             Chief Operating Officer

*Philip Pescatore                        Chief Risk Officer

*William Degnan                          Senior Vice President and Divisional
                                         President

*David M. Kahal                          Senior Vice President

*Vincent Parascandola                    Senior Vice President

*Robert P. Walsh                         Vice President and Chief Anti-Money
                                         Laundering Officer

Jeffrey Green                            Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                          Executive Vice President and Treasurer

*Patricia Roy                            Chief Compliance Officer

*Maurya Keating                          Vice President and Associate General
                                         Counsel

*Francesca Divone                        Secretary

*Susan Vesey                             Assistant Secretary

*Denise Tedeschi                         Assistant Vice President and Assistant
                                         Secretary


(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                         (AXA DISTRIBUTORS, LLC)

*Nicholas B. Lane                        Director, Chairman of the Board,
                                         President, Chief Executive Officer and
                                         Chief Retirement Savings Officer

*Andrew J. McMahon                       Director and Chief Financial Protection
                                         & Wealth Management Officer

*Gary Hirschkron                         Executive Vice President

*Michael P. McCarthy                     Director, Senior Vice President and
                                         National Sales Manager

*Michael Gregg                           Executive Vice President

*David W. O'Leary                        Executive Vice President

*Joanne Pietrini-Smith                   Executive Vice President

*Anthea Perkinson                        Senior Vice President and National
                                         Accounts Director, Financial
                                         Institutions

*Nelida Garcia                           Senior Vice President

*Peter D. Golden                         Senior Vice President

*Kevin M. Kennedy                        Senior Vice President

*Diana L. Keary                          Senior Vice President

*Harvey T. Fladeland                     Senior Vice President

*Andrew L. Marrone                       Senior Vice President

*Kevin Molloy                            Senior Vice President

*Mark Teitelbaum                         Senior Vice President

*Timothy P. O'Hara                       Senior Vice President

*Mark D. Scalercio                       Senior Vice President

*Michael Schumacher                      Senior Vice President

*Ronald R. Quist                         Vice President and Treasurer

*Norman J. Abrams                        Vice President and General Counsel

*Nicholas Gismondi                       Vice President and Chief Financial
                                         Officer

*Denise Tedeschi                         Assistant Vice President and Assistant
                                         Secretary

*Gregory Lashinsky                       Assistant Vice President - Financial
                                         Operations Principal

*Robert P. Walsh                         Vice President and Chief AML Officer

*Francesca Divone                        Secretary

*Susan Vesey                             Assistant Secretary

                  (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, NY 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                  (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         AXA Equitable hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in such case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

         The Registrant hereby further represents that it is relying upon Rule 6c-7 of the Investment Company Act of 1940 (the "1940 Act") in claiming an exemption from certain provisions of Sections 22(e) and 27 of the 1940 Act for registered separate accounts offering variable annuity contracts to participants in the Texas Optional Retirement Program. Further, AXA Equitable has or will comply with Rule 6c-7(a)-(d) of the 1940 Act with respect to Texas Optional Retirement Program participants.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 25th day of April, 2011.

                               SEPARATE ACCOUNT A OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                             (Registrant)

                               By: AXA Equitable Life Insurance Company
                                              (Depositor)

                               By: /s/ Dodie Kent
                                   ---------------------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 25th day of April, 2011.

                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                              (Depositor)

                               By: /s/ Dodie Kent
                                   --------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel

         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                           Chairman of the Board, Chief Executive
                                        Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                    Senior Executive Vice President and
                                        Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                      Senior Vice President and Chief
                                        Accounting Officer

*DIRECTORS:

Mark Pearson                Anthony J. Hamilton               Joseph H. Moglia
Henri de Castries           Mary R. (Nina) Henderson          Lorie A. Slutsky
Denis Duverne               James F. Higgins                  Ezra Suleiman
Charlynn Goins              Peter S. Kraus                    Peter J. Tobin
Danny L. Hale               Scott D. Miller                   Richard C. Vaughan


*By: /s/ Dodie Kent
     ------------------------
     Dodie Kent
     Attorney-in-Fact

April 25, 2011

                                 EXHIBIT INDEX

EXHIBIT                                                                   TAG
  NO.                                                                    VALUE
-------                                                                --------

4(j)     Form of Endorsement (Form 2011SIO901-ENGAC)                   EX-99.4j

4(k)     Form of Endorsement (Form 2011SIO901A)                        EX-99.4k

4(l)     Form of Endorsement (Form 2011SIO901B)                        EX-99.4l

5(i)     Form of EDC Enrollment Form (Form # 2008 EDC STRAT (06-10))   EX-99.5i

5(j)     Form of TSA Enrollment Form (Form 2008 TSA STRAT (06-10))     EX-99.5j

5(k)     Form of Enrollment Form (Form 2009 401(a) STRAT (06-10))      EX-99.5k

9(e)     Opinion and Consent of Counsel                                EX-99.9e

10(b)    Consent of PricewaterhouseCoopers LLP                         EX-99.10b

10(c)    Powers of Attorney                                            EX-99.10c